As filed with the U.S. Securities and Exchange Commission on July 27, 2018

Securities Act File No. 2-96408

Investment Company Act File No. 811-04254

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.
Post-Effective Amendment No. 344	☒
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 345

Legg Mason Partners Income Trust*

(Exact Name of Registrant as Specified in Charter)

620 Eighth Avenue

New York, NY 10018

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (877) 721-1926

Name and address of agent for service:	Copy to:

Robert I. Frenkel	Roger P. Joseph, Esq.
Legg Mason Partners Income Trust	Morgan, Lewis & Bockius LLP
100 First Stamford Place	One Federal Street
Stamford, Connecticut 06902	Boston, Massachusetts 02110

Continuous

(Approximate Date of Proposed Offering)

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on August 1, 2018 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

*	This filing relates solely to Western Asset Intermediate-Term Municipals Fund, Western Asset New Jersey Municipals Fund, Western Asset New York Municipals Fund and Western Asset Pennsylvania Municipals Fund.

Prospectus     August 1, 2018

Share class (Symbol): A (SBLTX), C (SMLLX), FI (—), I (SBTYX), IS (SMLSX)

WESTERN ASSET

INTERMEDIATE-TERM MUNICIPALS FUND

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

The fund seeks to provide as high a level of income exempt from regular federal income tax as is consistent with prudent investing.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds distributed through Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your Service Agent, in the fund’s Prospectus on page 23 under the heading “Sales charges,” in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A-1 of the fund’s Prospectus and in the fund’s Statement of Additional Information (“SAI”) on page 78 under the heading “Sales Charge Waivers and Reductions for Class A Shares.” “Service Agents” include banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with LMIS to sell shares of the fund.

If you purchase Class I shares or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers, that Service Agent may charge you a commission. Such commissions, if any, are not charged by the fund and are not reflected in the fee table or expense example below.

Shareholder fees
(fees paid directly from your investment)
	Class A	Class C	Class FI	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	2.25[1,2]	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[3]	None[4]	None	None	None	None
Small account fee[5]	$15	$15	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class FI	Class I	Class IS
Management fees	0.50	0.50	0.50	0.50	0.50
Distribution and/or service (12b-1) fees	0.15	0.75	0.25	None	None
Other expenses	0.10	0.08	0.23[6]	0.12	0.03[6]
Total annual fund operating expenses	0.75	1.33	0.98	0.62	0.53
Fees waived and/or expenses reimbursed	N/A	N/A	(0.13)[7]	(0.02)[7]	—[7]
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.75	1.33	0.85	0.60	0.53

[1]	The sales charge is waived for shareholders purchasing Class A shares through accounts where LMIS is the broker-dealer of record (“LMIS Accounts”).
[2]	Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the sales charge. For additional information, see “Sales charges” in the Prospectus.
[3]	Maximum deferred sales charge (load) may be reduced over time.
[4]	You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 0.50%.
[5]	If the value of your account is below $1,000, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by the fund or your Service Agent (with an annual maximum of $15.00 per account). Please contact your Service Agent or the fund for more information.
[6]	“Other expenses” for Class FI and Class IS shares are estimated for the current fiscal year. Actual expenses may differ from estimates.

2	Western Asset Intermediate-Term Municipals Fund

[7]	The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.85% for Class FI shares, 0.60% for Class I shares and 0.55% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	300	459	632	1,133
Class C (with or without redemption at end of period)	135	421	728	1,600
Class FI (with or without redemption at end of period)	87	299	529	1,190
Class I (with or without redemption at end of period)	61	196	343	772
Class IS (with or without redemption at end of period)	54	170	297	665

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 15% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the fund invests at least 80% of its assets in “municipal securities.” Municipal securities are securities and other investments with similar economic characteristics, the interest on which is exempt from regular federal income tax but which may be subject to the federal alternative minimum tax. The fund’s 80% policy may not be changed without a shareholder vote.

Municipal securities include debt obligations issued by any of the 50 states and certain other municipal issuers and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The fund may invest in securities of any maturity. The fund normally maintains an average effective portfolio maturity of between three and ten years. The average effective portfolio maturity of the fund is a weighted average of all the maturities of the securities in the portfolio, computed by weighting each security’s effective maturity, as estimated by the subadviser, by the market value of the security, and any cash in the portfolio. For purposes of determining the fund’s average effective maturity, a security’s maturity date will generally be deemed to be the next interest rate reset date for an adjustable rate security or, if earlier, the date of the next demand feature, such as a put feature, when the fund would be entitled to receive payment of principal and interest. The subadviser may also take into account estimated future prepayments on securities, such as mortgage-backed securities, with uncertain future cash flows and estimations of call features and similar features and options. These estimates may prove to be incorrect.

The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, determined to be of comparable credit quality by the subadviser), but may invest up to 20% of its assets in below investment grade bonds (that is, securities rated below the Baa/BBB categories or, if unrated, determined to be of comparable credit quality by the subadviser) (commonly known as “high yield” or “junk” bonds).

The fund may also invest in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in municipal securities.

Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives, including options, futures contracts and inverse floating rate instruments issued in tender option bond transactions, and other synthetic instruments that are intended

Western Asset Intermediate-Term Municipals Fund	3

to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the fund’s 80% policy. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in the Prospectus.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. The fund may leverage its assets by investing proceeds received through tender option bond transactions, which is considered a form of borrowing. See “More on the fund’s investment strategies, investments and risks—Tender option bonds” in the Prospectus.

Principal risks

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. The following is a summary description of certain risks of investing in the fund.

Market and interest rate risk. The value of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. If the value of the securities owned by the fund falls, the value of your investment will decline. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Interest rates have been historically low, so the fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.

The maturity of a security may be significantly longer than its duration. A security’s maturity and other features may be more relevant than its duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.

Market events risk. In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

High yield (“junk”) bonds risk. High yield bonds are generally subject to greater credit risks than higher-grade bonds, including the risk of default on the payment of interest or principal. High yield bonds are considered speculative, tend to be less liquid and are more difficult to value than higher grade securities. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.

Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value,

4	Western Asset Intermediate-Term Municipals Fund

and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

Leveraging risk. The value of your investment may be more volatile if the fund borrows or uses derivatives or other investments that have a leveraging effect on the fund’s portfolio. Other risks described in the Prospectus also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets.

Tender option bond risk. Tender option bond transactions expose the fund to leverage and credit risk, and generally involve greater risk than investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive on inverse floating rate debt instruments (“inverse floaters”) acquired in such transactions vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the risk of leverage will be increased to the extent that the fund invests the proceeds that it receives from the sale of floating rate securities in a tender option bond transaction in other securities. Inverse floaters will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for inverse floaters can be volatile, and inverse floaters can have limited liquidity. Investments in inverse floaters issued in tender option bond transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives.

Liquidity risk. Some assets held by the fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).

Tax risk. The income on the fund’s municipal securities could become subject to regular federal income tax due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities. All or a portion of the fund’s dividends that are exempt from regular federal income tax may nevertheless be taken into account for purposes of federal alternative minimum tax.

Prepayment or call risk. Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Risk of investing in fewer issuers. To the extent the fund invests its assets in a small number of issuers, the fund will be more susceptible to negative events affecting those issuers.

Risks relating to investments in municipal securities. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or worsen.

Investment company and ETF risk. Investing in securities issued by investment companies, including ETFs, involves risks similar to those of investing directly in the securities and other assets held by the investment company or ETF. Unlike shares of typical mutual funds, shares of ETFs are traded on an exchange throughout a trading day and bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. The trading price of an ETF is expected to closely track the actual net asset value of the ETF, and the fund will generally gain or lose value consistent with the performance of the ETF’s portfolio securities. The fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the fund will indirectly bear its pro rata share of the fees and expenses incurred by a fund it invests in, including advisory fees. These expenses are in addition to the advisory and other expenses that the fund bears directly in connection with its own operations. An ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

Western Asset Intermediate-Term Municipals Fund	5

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect, or if there are imperfections, errors or limitations in the tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.

Not a money market fund. The fund is not a money market fund and is not subject to the strict rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the fund’s investments may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the fund’s investments. The fund does not attempt to maintain a stable net asset value. Therefore, the fund’s net asset value per share will fluctuate.

Redemption risk. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data (including private shareholder information), or proprietary information, or cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality.

These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.

6	Western Asset Intermediate-Term Municipals Fund

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark and an average. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value, available at www.leggmason.com/mutualfunds (select fund and share class), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Best Quarter (09/30/2009): 6.49    Worst Quarter (12/31/2010): (4.72)

The year-to-date return as of the most recent calendar quarter, which ended June 30, 2018, was (0.33)

Average annual total returns (%)
(for periods ended December 31, 2017)

Class A	1 year	5 years	10 years
Return before taxes	1.83	1.53	3.43
Return after taxes on distributions	1.83	1.53	3.43
Return after taxes on distributions and sale of fund shares	2.43	1.90	3.47

Other Classes (Return before taxes only)
Class C	3.63	1.43	3.08
Class I	4.39	2.16	3.85
Bloomberg Barclays Municipal 1-15 Year Bond Index (reflects no deduction for fees, expenses or taxes)	4.33	2.46	3.99
Lipper Intermediate Municipal Debt Funds Category Average (reflects fees and expenses but no deduction for sales charges or taxes)	4.34	2.06	3.46

The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns for classes other than Class A will vary from returns shown for Class A. Returns after taxes on distributions and sale of fund shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of fund shares.

Western Asset Intermediate-Term Municipals Fund	7

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

Subadviser: Western Asset Management Company, LLC (formerly known as Western Asset Management Company)

Investment professionals: S. Kenneth Leech (Chief Investment Officer), Robert E. Amodeo (Head of Municipals) and David T. Fare (Portfolio Manager). Mr. Fare has been a part of the portfolio management team for the fund since 2004. Mr. Amodeo has been a part of the portfolio management team for the fund since 2007. Mr. Leech has been a part of the portfolio management team for the fund since 2014. These investment professionals, all of whom are employed by Western Asset, work together with a broader investment management team.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
	Class A	Class C1	Class FI	Class I	Class IS
General	1,000/50	1,000/50	N/A	1 million/None[2]	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	1 million/None[2]	N/A
Systematic Investment Plans	50/50	50/50	N/A	1 million/None[2],3	N/A3
Clients of Eligible Financial Intermediaries	None/None	N/A	None/None	None/None[4]	None/None[4]
Eligible Investment Programs	None/None	N/A	None/None	None/ None	None/None
Institutional Investors	1,000/50	1,000/50	N/A	1 million/None	1 million/None

[1]	Class C shares are not available for purchase through LMIS Accounts.
[2]	Available to investors investing directly with the fund.
[3]	Investors investing through a Systematic Investment Plan who purchase Class I or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $50/$50. If a Service Agent does not have this arrangement in place with LMIS, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.
[4]	Individual investors who purchase Class I shares or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $1,000/$50. If a Service Agent does not have this arrangement in place with LMIS, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

Your Service Agent may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your Service Agent, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 1-877-721-1926, by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail at Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581.

Tax information

The fund intends to distribute income that is generally exempt from regular federal income tax. A portion of the fund’s distributions may be subject to such tax and/or to the federal alternative minimum tax.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay Service Agents for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your Service Agent or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your Service Agent’s or salesperson’s website for more information.

8	Western Asset Intermediate-Term Municipals Fund

More on the fund’s investment strategies, investments and risks

Important information

The fund seeks to provide as high a level of income exempt from regular federal income tax as is consistent with prudent investing.

The fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval and on notice to shareholders. There is no assurance that the fund will meet its investment objective.

Under normal circumstances, the fund invests at least 80% of its assets in municipal securities.

The fund’s 80% investment policy may not be changed without shareholder approval.

The fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information (“SAI”).

Municipal securities

Municipal securities include debt obligations issued by any of the 50 states and certain other municipal issuers and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, and investments with similar economic characteristics, the income from which is exempt from regular federal income tax. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund particular projects, such as those relating to education, health care, transportation and utilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases, payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

The fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.

The fund purchases municipal securities, the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular federal income tax. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax treatment of municipal securities held by the fund.

Some of the fund’s income distributions may be, and distributions of any gains generally will be, subject to regular federal income tax. Some of the fund’s income that is exempt from regular federal income tax may be subject to the federal alternative minimum tax. In addition, distributions of the fund’s income and capital gains will generally be subject to state and local income taxes.

Subject to the fund’s 80% policy, the fund may purchase other securities whose interest is subject to regular federal income tax.

Maturity

The fund may invest in securities of any maturity. The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due.

The fund normally maintains an average effective portfolio maturity of between three and ten years. The “effective” maturity of a security is not always the same as the stated maturity date. A number of factors, such as call features, sinking fund payments and the likelihood of prepayments, may cause the effective maturity to be shorter than the stated maturity. The average effective portfolio maturity of the fund is a weighted average of all the maturities of the securities in the portfolio, computed by weighting each security’s effective maturity, as estimated by the fund’s subadviser,

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by the market value of the security, and any cash in the portfolio. For the purposes of determining the fund’s average effective maturity, a security’s maturity date will generally be deemed to be the next interest rate reset date for an adjustable rate security or, if earlier, the date of the next demand feature such as a put feature, when the fund would be entitled to receive payment of principal and interest. The subadviser may also take into account estimated future prepayments on securities, such as mortgage-backed securities, with uncertain future cash flows and estimations of call features and similar features and options. These estimates may prove to be incorrect.

Credit quality

The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above, or, if unrated, determined to be of comparable credit quality by the subadviser), but may invest up to 20% of its assets in below investment grade bonds (that is, securities rated below the Baa/BBB categories, or, if unrated, determined to be below investment grade by the subadviser). Below investment grade securities are commonly referred to as “high yield” or “junk” bonds.

If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO. Rating categories may include sub-categories or gradations indicating relative standing.

Derivatives

The fund may engage in a variety of transactions using derivatives, such as futures, options, interest rate swaps and other swaps (including buying and selling credit default swaps), warrants and other synthetic instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments or indexes. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio
•	As a means of changing investment characteristics of the fund’s portfolio
•	As a means of attempting to enhance returns
•	As a means of providing additional exposure to types of investments or market factors
•	As a substitute for buying or selling securities
•	As a cash flow management technique

The fund from time to time may sell protection on debt securities by entering into credit default swaps. In these transactions, the fund is generally required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, the fund receives from the counterparty a periodic stream of payments over the term of the contract. If no default occurs, the fund keeps the stream of payments and has no payment obligations. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its net assets, the fund would be subject to loss on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may also be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).

The fund may buy credit default swaps to hedge against the risk of default of debt securities held in its portfolio or for other reasons. As the buyer of a credit default swap, the fund would make the stream of payments described in the preceding paragraph to the seller of the credit default swap and would expect to receive from the seller a payment in the event of a default on the underlying debt security or other specified event.

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivative transactions may have a leveraging effect on the fund.

Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If the segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

Instead of, and/or in addition to, investing directly in particular securities, the fund may use derivatives and other synthetic instruments that are intended to provide economic exposure to securities, issuers or other measures of market or economic value. The fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the fund’s 80% policy.

The fund’s subadviser may choose not to make use of derivatives.

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Other fixed income securities

Subject to the fund’s 80% policy, the fund may purchase fixed income securities that pay interest that is subject to regular federal and/or state income tax. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed, usually at the maturity of the security. These securities may pay fixed, variable or floating rates of interest. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are issued at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. “Fixed income securities” are commonly referred to as “notes,” “loans,” “debt,” “debt obligations,” “debt securities,” “corporate debt,” “bonds” and “corporate bonds,” and these terms are used in this Prospectus interchangeably, and, where used, are not intended to be limiting.

Variable and floating rate securities

Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline. The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). Interest payments on inverse floaters vary inversely with changes in interest rates. Inverse floaters pay higher interest (and therefore generally increase in value) when interest rates decline, and vice versa. An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Structured instruments

The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. The interest rate or principal amount payable at maturity on a structured instrument may vary based on changes in one or more specified reference factors, such as currencies, interest rates, commodities, indices or other financial indicators. Changes in the underlying reference factors may result in disproportionate changes in amounts payable under a structured instrument. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened liquidity risk.

Tender option bonds

In a tender option bond transaction, the fund transfers securities (typically municipal bonds or other municipal securities) into a special purpose entity, referred to as a tender option bond trust (a “TOB Trust”). The TOB Trust generally issues floating rate notes to third parties and residual interest tender option bonds to the fund. The net proceeds of the sale of the floating rate notes, after expenses, are received by the fund and may be invested in additional securities. The residual interest tender option bonds are inverse floaters, as the return on those bonds is inversely related to changes in a specified interest rate. Distributions on the inverse floaters paid to the fund will be reduced or, in the extreme, eliminated as short-term interest rates rise and will increase when such interest rates fall. Floating rate notes issued by a TOB Trust may be senior to the inverse floaters held by the fund. The fund may enter into tender option bond transactions on either a non-recourse or recourse basis. If the fund invests in a TOB Trust on a recourse basis, it will bear the risk of loss with respect to any liquidation of the TOB Trust. The fund will look through to the underlying securities held by a TOB Trust for purposes of calculating compliance with the fund’s 80% policy. Tender option bond transactions create leverage to the extent the fund invests the net proceeds of the floating rate notes in additional securities, and are considered a form of borrowing.

Equity securities

Although the fund invests principally in fixed income securities and related investments, the fund may from time to time invest in or receive equity securities and equity-like securities, which may include warrants, rights, exchange traded and over-the-counter common stocks, preferred stock, depositary receipts, trust certificates, limited partnership interests and shares of other investment companies, including exchange-traded funds, and real estate investment trusts. The fund may invest in or receive equity securities for which there exists no private or public market.

Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. Equity securities typically fluctuate in price more than fixed income securities.

Warrants and rights permit, but do not obligate, their holders to subscribe for other securities. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.

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Zero coupon, pay-in-kind and deferred interest securities

Zero coupon, pay-in-kind and deferred interest securities may be used by issuers to manage cash flow and maintain liquidity. Zero coupon securities pay no interest during the life of the obligation but are issued at prices below their stated maturity value. Because zero coupon securities pay no interest until maturity, their prices may fluctuate more than other types of securities with the same maturity in the secondary market. However, zero coupon bonds are useful as a tool for managing duration.

Pay-in-kind securities have a stated coupon, but the interest is generally paid in the form of obligations of the same type as the underlying pay-in-kind securities (e.g., bonds) rather than in cash. These securities are more sensitive to the credit quality of the underlying issuer and their secondary market prices may fluctuate more than other types of securities with the same maturity.

Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.

Certain zero coupon, pay-in-kind and deferred interest securities are subject to tax rules applicable to debt obligations acquired with “original issue discount.” The fund would generally have to accrue income on these securities for federal income tax purposes before it receives corresponding cash payments. Because the fund intends to make sufficient annual distributions of its taxable income, including accrued non-cash income, in order to maintain its federal income tax status and avoid fund-level income and excise taxes, the fund might be required to liquidate portfolio securities at a disadvantageous time, or borrow cash, to make these distributions. The fund also accrues income on these securities prior to receipt for accounting purposes. To the extent it is deemed collectible, accrued income is taken into account when calculating the value of these securities and the fund’s net asset value per share, in accordance with the fund’s valuation policies.

When-issued securities, delayed delivery, to be announced and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery, to be announced or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss, for example, if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has set aside to cover these positions. Recently finalized rules by the Financial Industry Regulatory Authority (“FINRA”) impose mandatory margin requirements for certain types of when-issued, to be announced or forward commitment transactions, with limited exceptions. Such transactions historically have not been required to be collateralized, and mandatory collateralization could increase the cost of such transactions and impose added operational complexity.

Short-term investments

The fund may invest, directly or indirectly, in cash, money market instruments and short-term securities, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. Bank obligations include bank notes, certificates of deposit, time deposits, banker’s acceptances and other similar obligations. A repurchase agreement is a transaction in which the fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the fund at a higher price. The repurchase agreement thereby determines the yield during the fund’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security held by the fund. The fund may also invest in money market funds, which may or may not be registered under the 1940 Act and/or affiliated with the fund’s manager or the subadviser. The return on investment in these money market funds may be reduced by such money market funds’ operating expenses in addition to the fund’s own fees and expenses. As such, there is a layering of fees and expenses.

Borrowings and reverse repurchase agreements

The fund may enter into borrowing transactions. Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.

The fund may enter into reverse repurchase agreements, which have characteristics like borrowings. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the cash received.

Credit downgrades and other credit events

Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the subadviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses in an effort to protect the fund’s interest in securities experiencing these events.

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Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing in any type of taxable money market instruments and short-term debt securities or holding cash without regard to any percentage limitations. Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Other investments

The fund may also use other strategies and invest in other investments that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of investments described in this Prospectus or in the SAI. New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, the fund may invest in new types of securities and instruments.

Percentage and other limitations

For purposes of the fund’s limitations expressed as a percentage of assets or net assets, the term “assets”or “net assets,” as applicable, means net assets plus the amount of any borrowings for investment purposes. The fund’s compliance with its investment limitations and requirements described in this Prospectus is usually determined at the time of investment. If such a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in asset values or characteristics, a sale of securities or a change in credit quality will not constitute a violation of that limitation.

Selection process

The subadviser selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from anticipated changes in market conditions. In selecting individual securities, the subadviser:

•	Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market.
•	Measures the potential impact of supply/demand imbalances for obligations of different states, the yields available for securities with different maturities and a security’s maturity in light of the outlook for interest rates to identify individual securities that balance potential return and risk.
•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values.
•	Seeks to identify individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features.

More on risks of investing in the fund

Market and interest rate risk. The value of fixed income and other securities owned by the fund may go up or down, sometimes rapidly or unpredictably. If the value of the securities owned by the fund falls, the value of your investment in the fund will decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not typically have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.

The value of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities, and therefore the value of your investment in the fund, generally goes down. Interest rates have been historically low, so the fund faces a heightened risk that interest rates may rise. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. However, calculations of duration and maturity may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non-U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the fund’s yield will decline. Also, when interest rates decline, investments made by the fund may pay a lower interest rate, which would reduce the income received by the fund.

Market events risk. In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative

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interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

Credit risk. The value of your investment in the fund could decline if the issuer of a security held by the fund or another obligor for that security (such as a party offering credit enhancement) fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy. The value of your investment in the fund could also decline if the credit rating of a security held by the fund is downgraded or the credit quality or value of any assets underlying the security declines. If the fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, the number of municipal insurers is relatively small, and, as a result, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. Also, the fund may incur expenses in an effort to protect the fund’s interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics. Credit risk is typically greatest for the fund’s high yield debt securities, which are rated below the Baa/BBB categories or unrated securities of comparable quality (“junk” bonds).

The fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. The fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities.

High yield (“junk”) bonds risk. High yield bonds, often called “junk” bonds, have a higher risk of issuer default or may be in default and are considered speculative. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. High yield bonds may also be less liquid than higher-rated securities, which means the fund may have difficulty selling them at times, and it may have to apply a greater degree of judgment in establishing a price for purposes of valuing fund shares. High yield bonds generally are issued by less creditworthy issuers. Issuers of high yield bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders. The fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. High yield bonds frequently have redemption features that permit an issuer to repurchase the security from the fund before it matures. If the issuer redeems high yield bonds, the fund may have to invest the proceeds in bonds with lower yields and may lose income.

Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates, or the derivatives themselves behave in a way not anticipated by the fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect which may increase investment losses and increase the fund’s volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The other parties to certain derivatives transactions present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity except through the counterparty to the instrument. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the additional regulations are not yet fully known and may not be for some time.

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Investments by the fund in structured securities, a type of derivative, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.

Swap agreements tend to shift the fund’s investment exposure from one type of investment to another. For example, the fund may enter into interest rate swaps, which involve the exchange of interest payments by the fund with another party, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. If an interest rate swap intended to be used as a hedge negates a favorable interest rate movement, the investment performance of the fund would be less than what it would have been if the fund had not entered into the interest rate swap.

Credit default swap contracts involve heightened risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value. If the fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the fund would also be subject to credit risk relating to the seller’s payment of its obligations in the event of a default (or similar event). If the fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of a default (or similar event).

The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires certain swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The fund will assume the risk that the clearinghouse may be unable to perform its obligations.

The fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the fund to post margin and the broker may require the fund to post additional margin to secure the fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the fund to deposit larger amounts of margin. The fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the fund to terminate a derivatives position under certain circumstances. This may cause the fund to lose money.

Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund’s assets is committed to derivatives in general or is invested in just one or a few types of derivatives.

Leveraging risk. The value of your investment may be more volatile if the fund borrows or uses derivatives or other investments that have a leveraging effect on the fund’s portfolio. Other risks described in the Prospectus also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets.

Tender option bond risk. Tender option bond transactions expose the fund to leverage and credit risk, and generally involve greater risk than investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive on inverse floating rate debt instruments (“inverse floaters”) acquired in such transactions vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the risk of leverage will be increased to the extent that the fund invests the proceeds that it receives from the sale of floating rate securities in a tender option bond transaction in other securities. Inverse floaters will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for inverse floaters can be volatile, and inverse floaters can have limited liquidity. Investments in inverse floaters issued in tender option bond transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives. Tender option bond transactions may not receive the tax, accounting or regulatory treatment that is anticipated by the fund.

Liquidity risk. Liquidity risk exists when particular investments are impossible or difficult to sell. Although most of the fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the fund, particularly during periods of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, the fund may suffer a loss. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector. Further, certain securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The fund will not receive its sales proceeds until that time, which may constrain the fund’s ability to meet its obligations (including obligations to redeeming shareholders).

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in ”Annual fund operating expenses” for a variety of reasons. For example, expenses may be higher if average net assets decrease, as a result of redemptions or otherwise, or

Western Asset Intermediate-Term Municipals Fund	15

if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Tax risk. There is no guarantee that the income on the fund’s municipal securities will remain exempt from regular federal income tax. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to fund shareholders could be recharacterized as taxable.

Some of the fund’s income distributions may be subject to regular federal income tax, and distributions of any capital gains generally will be subject to regular federal income tax. All or a portion of the fund’s dividends that are exempt from regular federal income tax may nevertheless be taken into account for purposes of federal alternative minimum tax. In addition, distributions of the fund’s income and capital gains will generally be subject to state and local taxes.

Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.

Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.

Risk of investing in fewer issuers. To the extent the fund invests its assets in a small number of issuers, the fund will be more susceptible to negative events affecting those issuers.

Risks relating to investments in municipal securities. Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of U.S. federal programs providing financial support. Where municipal securities are issued to finance particular projects, such as those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse conditions and developments in those sectors can result in lower revenues to issuers of municipal securities, potentially resulting in defaults, and can also have an adverse effect on the broader municipal securities market.

There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and liquid than other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Investment company and ETF risk. Investing in securities issued by investment companies, including ETFs, involves risks similar to those of investing directly in the securities and other assets held by the investment company or ETF. Unlike shares of typical mutual funds, shares of ETFs are traded on an exchange throughout a trading day and bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. The trading price of an ETF is expected to closely track the actual net asset value of the ETF, and the fund will generally gain or lose value consistent with the performance of the ETF’s portfolio securities. The fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the fund will indirectly bear its pro rata share of the fees and expenses incurred by a fund it invests in, including advisory fees. These expenses are in addition to the advisory and other expenses that the fund bears directly in connection with its own operations. An ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some

16	Western Asset Intermediate-Term Municipals Fund

investments, the fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The value of non-U.S. securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the fund determines its net asset value. The fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If the fund holds cash uninvested, the fund will not earn income on the cash and the fund’s yield will go down. If a significant amount of the fund’s assets is used for cash management or defensive investing purposes, it may not achieve its investment objective.

Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect, or if there are imperfections, errors or limitations in the tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.

Not a money market fund. The fund is not a money market fund and is not subject to the strict rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the fund’s investments may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the fund’s investments. The fund does not attempt to maintain a stable net asset value. Therefore, the fund’s net asset value per share will fluctuate.

Redemption risk. The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the fund could hurt performance and/or cause the remaining shareholders in the fund to lose money. The fund’s redemption risk is increased if one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the fund’s manager. If the fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.

Operational risk. Your ability to transact with the fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The fund and its shareholders could be negatively impacted as a result.

Cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data (including private shareholder information), or proprietary information, or cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality.

Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Portfolio holdings

A description of the fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI. The fund posts its complete portfolio holdings at www.leggmason.com/mutualfunds (click on the name of the fund) on a quarterly basis. The fund intends to post its complete portfolio holdings 14 calendar days following the quarter-end. The fund intends to post partial information concerning the fund’s portfolio holdings (such as top 10 holdings or sector breakdowns, for example) on the Legg Mason funds’ website on a monthly basis. The fund intends to post this partial information 10 business days following each month-end. Such information will remain available until the next month’s or quarter’s holdings are posted.

Western Asset Intermediate-Term Municipals Fund	17

More on fund management

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of March 31, 2018, LMPFA’s total assets under management were approximately $178.8 billion.

Western Asset Management Company, LLC (formerly known as Western Asset Management Company) (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of March 31, 2018, the total assets under management of Western Asset and its supervised affiliates were approximately $426 billion.

LMPFA pays the subadviser a portion of the management fee that it receives from the fund. The fund does not pay any additional advisory or other fees for advisory services provided by Western Asset.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of March 31, 2018, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $754.1 billion.

Investment professionals

The fund is managed by a broad team of investment professionals. Senior members of the portfolio management team are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. They work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are S. Kenneth Leech (Chief Investment Officer), Robert E. Amodeo (Head of Municipals) and David T. Fare (Portfolio Manager). Mr. Fare has been a part of the portfolio management team for the fund since 2004. Mr. Amodeo has been a part of the portfolio management team for the fund since 2007. Mr. Leech has been a part of the portfolio management team for the fund since 2014. Messrs. Leech, Amodeo and Fare have been employed by Western Asset as investment professionals for at least the past five years.

The SAI provides information about the compensation of the investment professionals, other accounts managed by the investment professionals and any fund shares held by the investment professionals.

Management fee

The fund pays a management fee at an annual rate of 0.50% of its average daily net assets.

For the fiscal year ended March 31, 2018, the fund paid LMPFA an effective management fee of 0.49% of the fund’s average daily net assets for management services.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Annual Report for the period ended March 31, 2018.

Expense limitation

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.85% for Class FI shares, 0.60% for Class I shares and 0.55% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2019, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual fund operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Additional information

The fund enters into contractual arrangements with various parties, including, among others, the fund’s investment manager and the subadviser, who provide services to the fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, those contractual arrangements.

This Prospectus and the SAI provide information concerning the fund that you should consider in determining whether to purchase shares of the fund. The fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

18	Western Asset Intermediate-Term Municipals Fund

Distribution

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a shareholder services and distribution plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, the fund pays distribution and/or service fees based on an annualized percentage of average daily net assets of up to 0.15% for Class A shares; up to 0.75% for Class C shares; and up to 0.25% for Class FI shares. Payments by the fund under its plan go to LMIS, financial intermediaries and other parties that provide services in connection with or are otherwise involved in the distribution of its shares or administration of plans or programs that use its shares as their funding medium, and to reimburse certain other expenses and payments. From time to time, LMIS and/or financial intermediaries may agree to a reduction or waiver of these fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares and Class IS shares are not subject to distribution and/or service fees under the plan.

Additional payments

In addition to payments made to intermediaries under the fund’s shareholder services and distribution plan and other payments made by the fund for shareholder services and/or recordkeeping, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as Service Agents through which investors may purchase shares of the fund, including your Service Agent. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the distributor, the manager and/or their affiliates, and the recipients of these payments.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your Service Agent for details about revenue sharing payments it receives or may receive. Additional information about revenue sharing payments is available in the SAI. Revenue sharing payments, as well as payments by the fund under the shareholder services and distribution plan or for recordkeeping and/or shareholder services, also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

Western Asset Intermediate-Term Municipals Fund	19

Choosing a class of shares to buy

Individual investors can generally invest in Class A and Class C shares. Class C shares are not available for purchase through accounts where LMIS is the broker-dealer of record (“LMIS Accounts”). Individual investors who invest directly with the fund and who meet the $1,000,000 minimum initial investment requirement may purchase Class I shares. Institutional Investors and Clients of Eligible Financial Intermediaries should refer to “Institutional Investors — eligible investors” below for a description of the classes available to them.

Investors not purchasing directly from the fund may purchase shares through a Service Agent. Please note that if you are purchasing shares through a Service Agent, your Service Agent may not offer all classes of shares. Service Agents making fund shares available to their clients determine which share class(es) to make available. Your Service Agent may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the practices adopted by your Service Agent. Certain Service Agents may impose their own investment fees and practices for purchasing and selling fund shares, which are not described in this Prospectus or the SAI, and which will depend on the policies, procedures and trading platforms of the Service Agent. Consult a representative of your Service Agent about the availability of fund shares and the Service Agent’s practices and other information.

Individual investors investing through a Service Agent may be eligible to invest in Class I or Class IS shares, if such Service Agent is acting solely as an agent on behalf of its customers pursuant to an agreement with LMIS and such investor’s shares are held in an omnibus account on the books of the fund. Please contact your Service Agent for more information.

Please note that the fund does not charge any front-end load, deferred sales charge or other asset-based fee for sales or distribution of Class I shares and Class IS shares. However, if you purchase Class I or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers pursuant to an agreement with LMIS, that Service Agent may charge you a commission in an amount determined and separately disclosed to you by the Service Agent.

Because the fund is not a party to any commission arrangement between you and your Service Agent, any purchases and redemptions of Class I or Class IS shares will be made by the fund at the applicable net asset value (before imposition of the sales commission). Any commissions charged by a Service Agent are not reflected in the fees and expenses listed in the fee table or expense example in this Prospectus nor are they reflected in the performance in the bar chart and table in this Prospectus because these commissions are not charged by the fund.

Each class has different sales charges and expenses, allowing you to choose a class that may be appropriate for you.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest
•	How long you expect to own the shares
•	The expenses paid by each class detailed in the fee table and example at the front of this Prospectus
•	Whether you qualify for any reduction or waiver of sales charges
•	Availability of share classes

When choosing between Class A or Class C shares, you should be aware that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front-end sales charge and service fees you would have paid for larger purchases of Class A shares. If you are eligible to purchase Class I shares, you should be aware that Class I shares are not subject to a front-end sales charge or distribution or service fees and generally have lower annual expenses than Class A or Class C shares.

Each class of shares, except Class IS shares, is authorized to pay fees for recordkeeping services, account servicing, networking, or similar services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

You may buy shares:

(i)	through a Service Agent or

(ii)	directly from the fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class. You should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

More information about the fund’s classes of shares is available through the Legg Mason funds’ website. You’ll find detailed information, free of charge and in a clear and prominent format, about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The front-end sales charges that apply to the purchase of Class A shares
•	The contingent deferred sales charges that apply to the redemption of Class C and certain Class A shares
•	Who qualifies for lower sales charges on Class A shares

20	Western Asset Intermediate-Term Municipals Fund

•	Who qualifies for a sales load waiver

To visit the website, go to www.leggmason.com/mutualfunds, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for Legg Mason Funds sales charge and breakpoint information.”

Western Asset Intermediate-Term Municipals Fund	21

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should also review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you choose a class that may be appropriate for you. Please contact your Service Agent regarding the availability of Class FI or Class IS shares or, if you plan to purchase shares through the fund, contact the fund. You may be required to provide appropriate documentation confirming your eligibility to invest in these share classes. Your Service Agent may receive different compensation depending upon which class you choose.

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service fees	Exchange privilege[1]
Class A	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally lower annual expenses than Class C	Up to 2.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $500,000 or more	0.50% on purchases of $500,000 or more if you redeem within 18 months of purchase; waived for certain investors	0.15% of average daily net assets	Class A shares of funds sold by the distributor
Class C	• No initial or contingent deferred sales charge • Generally higher annual expenses than Class A • Not available through LMIS Accounts	None	None	0.75% of average daily net assets	Class C shares of funds sold by the distributor
Class FI	• No initial or contingent deferred sales charge • Only offered to Clients of Eligible Financial Intermediaries	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the distributor
Class I*

•  No initial or contingent deferred sales charge

•  Only offered to certain Institutional Investors, Clients of Eligible Financial Intermediaries and other eligible investors

•  Generally lower annual expenses than all classes, except Class IS

		None	None	None	Class I shares of funds sold by the distributor
Class IS*

•  No initial or contingent deferred sales charge

•  Only offered to certain Institutional Investors, Clients of Eligible Financial Intermediaries and other eligible investors

•  Generally lower annual expenses than the other classes

		None	None	None	Class IS shares of funds sold by the distributor

[1]	Ask your Service Agent or the fund about the funds available for exchange.
*	A Service Agent may assess its own commission on certain transactions in Class I and Class IS shares in an amount determined and separately disclosed to you by the Service Agent.

22	Western Asset Intermediate-Term Municipals Fund

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of Service Agent compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by the distributor, the distributor will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.15% of the average daily net assets represented by the Class A shares serviced by them.

Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Service Agent commission as a % of offering price
Less than $100,000	2.25	2.30	2.00
$100,000 but less than $250,000	1.50	1.52	1.25
$250,000 but less than $500,000	1.25	1.27	1.00
$500,000 or more[1]	-0-	-0-	up to 0.50

[1]	The distributor may pay a commission of up to 0.50% to a Service Agent for purchase amounts of $500,000 or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $500,000 or more

You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase, you will pay a contingent deferred sales charge of 0.50%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of shares of funds sold by the distributor to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

Accumulation Privilege – allows you to combine the current value of shares of the fund with other shares of funds sold by the distributor that are owned by:

•	you or
•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Shares of money market funds sold by the distributor that were not acquired by exchange from other funds offered with a sales charge may not be combined. Please contact your Service Agent or the fund for additional information.

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent – allows you to purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of shares of funds sold by the distributor that are purchased during the 13-month period by:

•	you or
•	your spouse and children under the age of 21

are eligible for inclusion under the letter of intent, based on the public offering price at the time of the purchase and any capital appreciation on those shares. In addition, you can include the current value of any eligible holdings toward your asset goal amount.

If you hold shares of funds sold by the distributor in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your asset goal amount.

Western Asset Intermediate-Term Municipals Fund	23

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your asset goal amount. Please contact your Service Agent for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Shareholders investing in Class A shares through LMIS Accounts
•	Investors who redeemed at least the same amount of Class A shares of a fund sold by the distributor in the past 60 days, if the investor’s Service Agent is notified
•	Directors and officers of any Legg Mason-sponsored fund
•	Employees of Legg Mason and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the fund at 1-877-721-1926 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

Different Service Agents may impose different sales loads or offer different ways to reduce sales loads. These variations are described at the end of this Prospectus in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or the fund, consult the SAI or visit the Legg Mason funds’ website, www.leggmason.com/mutualfunds, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for Legg Mason Funds sales charge and breakpoint information.”

Class C shares

You buy Class C shares at net asset value with no initial sales charge and no contingent deferred sales charge. However, if you exchange Class C shares that were not subject to a contingent deferred sales charge when initially purchased for Class C shares of a fund that imposes a contingent deferred sales charge, your contingent deferred sales charge will be measured from the date of your exchange. Class C shares are not available for purchase through LMIS Accounts.

Service Agents receive an annual distribution and/or service fee of up to 0.75% of the average daily net assets represented by the Class C shares serviced by them.

Class FI shares

You buy Class FI shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class FI shares serviced by them.

Class I shares and Class IS shares

You buy Class I shares and Class IS shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Class I shares and Class IS shares are not subject to any distribution and/or service fees. However, if you purchase Class I shares or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers pursuant to an agreement with LMIS, the Service Agent may charge you a commission in an amount determined and separately disclosed to you by the Service Agent. In order to purchase Class I shares or Class IS shares, individual investors must meet the eligibility criteria to invest in such shares or purchase such shares through a Service Agent who holds shares through an omnibus account held on the books of the fund.

24	Western Asset Intermediate-Term Municipals Fund

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of the same share class of another fund sold by the distributor

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeem shares of a fund sold by the distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days in any other fund sold by the distributor and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent or the fund for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

To have your contingent deferred sales charge waived, you or your Service Agent must let the fund know at the time you redeem shares that you qualify for such a waiver.

Different Service Agents may offer different contingent deferred sales charge waivers. These variations are described at the end of this Prospectus in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent or the fund, consult the SAI or visit the Legg Mason funds’ website, www.leggmason.com/mutualfunds and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for Legg Mason Funds sales charge and breakpoint information.”

Western Asset Intermediate-Term Municipals Fund	25

Institutional Investors — eligible investors

Clients of Eligible Financial Intermediaries

“Clients of Eligible Financial Intermediaries” are investors who invest in the fund through Service Agents that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class A, Class FI, Class I or Class IS shares through a no-load network or platform (“Eligible Investment Programs”). Such investors may include investors who invest in the fund through the program of a Service Agent where the investor typically invests $10 million or more in assets under management in accounts with the Service Agent (“Management Accounts”). Such investors may also include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Eligible Investment Programs may also include college savings vehicles such as Section 529 plans and direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account to a master account in the sponsor’s name. The Service Agent may impose separate investment minimums.

Clients of Eligible Financial Intermediaries may generally invest in Class A, Class FI, Class I or Class IS shares. Class I and Class IS shares are available for exchange from Class A or Class C shares of the fund by participants in Eligible Investment Programs.

Institutional Investors

“Institutional Investors” may include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities. The distributor or the Service Agent may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

Institutional Investors may invest in Class I or Class IS shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A and Class C shares, which have different investment minimums, fees and expenses.

Class FI shares

Class FI shares are offered only to Clients of Eligible Financial Intermediaries.

Class I shares

Class I shares may be purchased by:

•	Institutional Investors who meet the $1,000,000 minimum initial investment requirement;
•	Individual investors investing directly with the fund who meet the $1,000,000 minimum initial investment requirement;
•	Clients of Eligible Financial Intermediaries;
•	Investors investing through a Service Agent acting solely as agent on behalf of its customers pursuant to an agreement with LMIS; and
•	Other investors authorized by LMIS.

Investors who qualify as Clients of Eligible Financial Intermediaries or who participate in Eligible Investment Programs made available through their Service Agents (such as investors in fee-based advisory or mutual fund “wrap” programs) are eligible to purchase, directly or via exchange, Class I shares, among other share classes. In such cases your ability to hold Class I shares may be premised on your continuing participation in a fee-based advisory or mutual fund wrap program.

Your Service Agent may reserve the right to redeem your Class I shares or exchange them for Class A shares of the same fund, as applicable, if you terminate your fee-based advisory or mutual fund wrap program and are no longer eligible for Class I shares. You may be subject to an initial sales charge in connection with such exchange, and you will be subject to the annual distribution and/or service fee applicable to Class A shares. Any redemption may generate a taxable gain or loss and significantly change the asset allocation of your account. Please contact your Service Agent for more information.

Certain waivers of these requirements for individuals associated with the fund, Legg Mason or its affiliates are discussed in the SAI.

Class IS shares

Class IS shares may be purchased by accounts which are not subject to the payment of recordkeeping, account servicing, networking or similar fees by the fund to any intermediary. Class IS shares may be purchased by:

•	Institutional Investors;
•	Clients of Eligible Financial Intermediaries (including Management Accounts);
•	Investors investing through a Service Agent acting solely as agent on behalf of its customers pursuant to an agreement with LMIS; and
•	Other investors authorized by LMIS.

Investors who qualify as Clients of Eligible Financial Intermediaries or who participate in Eligible Investment Programs made available through their Service Agents (such as investors in fee-based advisory or mutual fund “wrap” programs) are eligible to purchase, directly or via exchange, Class IS shares, among other share classes. In such cases your ability to hold Class IS shares may be premised on your continuing participation in a fee-based advisory or mutual fund wrap program.

26	Western Asset Intermediate-Term Municipals Fund

Your Service Agent may reserve the right to redeem your Class IS shares or exchange them for Class A shares of the same fund, as applicable, if you terminate your fee-based advisory or mutual fund wrap program and are no longer eligible for Class IS shares. You may be subject to an initial sales charge in connection with such exchange and you will be subject to the annual distribution and/or service fee applicable to Class A shares. Any redemption may generate a taxable gain or loss and significantly change the asset allocation of your account.

Please contact your Service Agent for more information.

Other considerations

Service Agents may choose to impose qualification requirements that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any Service Agent to impose such differing requirements. Please consult with your Service Agent for more information about available share classes.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

Western Asset Intermediate-Term Municipals Fund	27

Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

The fund may not be available for sale in certain states. Prospective investors should inquire as to whether the fund is available for sale in their state of residence.

You must provide the following information for your order to be processed:

•   Name of fund being bought

•   Class of shares being bought

•   Dollar amount or number of shares being bought (as applicable)

•   Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.
Through the fund

Investors should contact the fund at 1-877-721-1926 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at one of the following addresses:

Regular Mail: Legg Mason Funds P.O. Box 9699 Providence, RI 02940-9699 Express, Certified or Registered Mail: Legg Mason Funds 4400 Computer Drive Westborough, MA 01581

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares. The fund will accept checks from other fund families and investment companies as long as the registration name on your fund account is the same as that listed on the check.

For more information, please call the fund between 8:00 a.m. and 5:30 p.m. (Eastern time).

Through a systematic investment plan

You may authorize your Service Agent or the fund transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent, (iii) another Legg Mason fund or (iv) certain money market funds, in order to buy shares on a regular basis.

•   Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

•   Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

•   If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

•   For amounts transferred from other Legg Mason funds, please see the section titled “Exchanging shares—Through a systematic exchange plan” in such fund’s prospectus

For more information, please contact your Service Agent or the fund, or consult the SAI.

Additional information about purchases

If you pay with a check or ACH transfer that does not clear or if your payment is not received in a timely manner, your purchase may be cancelled and you may be liable for any loss to the fund. Please note that the fund will not accept cash, money orders, third-party checks, starter checks, internet checks, cashier checks if not received from a financial institution in connection with a transfer of assets, credit card convenience checks and traveler’s checks for purchase of fund shares. The fund and its agents have the right to reject or cancel any purchase due to nonpayment.

28	Western Asset Intermediate-Term Municipals Fund

Account registration changes

Changes in registration or certain account options for accounts held directly with the fund must be made in writing. Medallion signature guarantees may be required. (See “Other things to know about transactions—Medallion signature guarantees” below.) All correspondence must include the account number and must be sent to one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699

Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, MA 01581

Western Asset Intermediate-Term Municipals Fund	29

Exchanging shares

Generally

You may exchange shares of the fund for the same class of shares of other funds sold by the distributor on any day that both the fund and the fund into which you are exchanging are open for business. For investors who qualify as Clients of Eligible Financial Intermediaries and participate in Eligible Investment Programs made available through their Service Agents (such as investors in fee-based advisory or mutual fund “wrap” programs), an exchange may be made from Class A or Class C shares to Class I or Class IS shares of the same fund under certain limited circumstances. Please refer to the section of this Prospectus titled “Institutional Investors — eligible investors” or contact your Service Agent for more information.

An exchange of shares of one fund for shares of another fund is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange of shares of one class directly for shares of another class of the same fund normally should not be taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

The exchange privilege is not intended as a vehicle for short-term trading. The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•   If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

•   If you bought shares directly from the fund, contact the fund at 1-877-721-1926 to learn which funds are available to you for exchanges

•   Exchanges may be made only between accounts that have identical registrations

•   Not all funds offer all classes

•   Some funds are offered only in a limited number of states. Your Service Agent or the fund will provide information about the funds offered in your state

Always be sure to read the Prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements

•   In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange. You may be charged an initial or contingent deferred sales charge if the shares being exchanged were not subject to a sales charge

•   Except as noted above, your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•   You will generally be required to meet the minimum investment requirement for the class of shares of the fund or share class into which your exchange is made (except in the case of systematic exchange plans)

•   Your exchange will also be subject to any other requirements of the fund or share class into which you are exchanging shares

•   The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone	Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined. Telephone exchanges may be made only between accounts that have identical registrations and may be made on any day the New York Stock Exchange (“NYSE”) is open.

30	Western Asset Intermediate-Term Municipals Fund

By mail	Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:
Regular Mail: Legg Mason Funds P.O. Box 9699 Providence, RI 02940-9699 Express, Certified or Registered Mail: Legg Mason Funds 4400 Computer Drive Westborough, MA 01581
Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•   Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

•   Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

For more information, please contact your Service Agent or the fund or consult the SAI.

Western Asset Intermediate-Term Municipals Fund	31

Redeeming shares

Generally

You may redeem shares at their net asset value next determined after receipt by your Service Agent or the fund transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge. Redemptions made through your Service Agent may be subject to transaction fees or other conditions as set by your Service Agent.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

Your redemption proceeds normally will be sent within 2 business days after your request is received in good order, but in any event within 7 days, regardless of the method the fund uses to make such payment (e.g., check, wire or electronic transfer (ACH)). Your proceeds may be delayed for up to 10 days if you redeem shares recently purchased by check.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended beyond 7 days, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds may be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee by your bank on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

Under normal circumstances, the fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. The fund also may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time.

The fund may pay all or a portion of your redemption proceeds by giving you securities (for example, if the fund reasonably believes that a cash redemption may have a substantial impact on the fund and its remaining shareholders). You may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption.

The fund has available an unsecured revolving credit facility (the “Redemption Facility”) that may be used as an additional source of liquidity to fund redemptions of shares. Unless renewed, the Redemption Facility will terminate on November 19, 2018, and there can be no guarantee that it will be renewed.

During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be comprised of less-liquid investments, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.

By mail

Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699

Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, MA 01581

Your written request must provide the following:

•   The fund name, the class of shares being redeemed and your account number

•   The dollar amount or number of shares being redeemed

•   Signature of each owner exactly as the account is registered

•   Medallion signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone	If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information.

32	Western Asset Intermediate-Term Municipals Fund

Please have the following information ready when you call: • Name of fund being redeemed • Class of shares being redeemed • The dollar amount or number of shares being redeemed • Account number
Systematic withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $5,000 and each automatic redemption must be at least $50 per transaction per month and $150 quarterly per fund.

The following conditions apply:

•   Redemptions may be made monthly, quarterly, semi-annually or annually

•   If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year

•   You must elect to have all dividends and distributions reinvested

For more information, please contact your Service Agent or the fund or consult the SAI.

Western Asset Intermediate-Term Municipals Fund	33

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund
•	Your account number
•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought
•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)
•	Dollar amount or number of shares being bought, exchanged or redeemed
•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”

The transfer agent or the fund will employ reasonable procedures to confirm that any telephone, electronic or other exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, employing identification numbers, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions, subject to applicable law.

The fund does not consider the U.S. Postal Service or private delivery services to be its agents. Therefore, deposits in the mail or with such delivery services, or receipt at the fund’s post office box, of purchase requests or redemption orders, do not constitute receipt by the fund or its transfer agent.

The fund has the right to:

•	Suspend the offering of shares permanently or for a period of time
•	Waive or change minimum initial and additional investment amounts
•	Reject any purchase or exchange order
•	Change, revoke or suspend the exchange privilege
•	Suspend telephone transactions
•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC
•	Redeem shares if information provided in the application should prove to be incorrect in any manner judged by the fund to be material (e.g., in a manner such as to render the shareholder ineligible to purchase shares of that class)
•	Delay sending out redemption proceeds for up to seven days if, in the judgment of the subadviser, the fund could be adversely affected by immediate payment. The fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC or the Investment Company Act of 1940, as amended
•	Close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

For your protection, the fund or your Service Agent may request additional information in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the fund for more information.

Medallion signature guarantees

To be in good order, your redemption request must include a Medallion signature guarantee if you:

•	Are redeeming shares and sending the proceeds to an address or bank not currently on file
•	Changed your account registration or your address within 30 days
•	Want the check paid to someone other than the account owner(s)
•	Are transferring the redemption proceeds to an account with a different registration

A Medallion signature guarantee may also be required if you:

•	Are making changes to the account registration after the account has been opened; and
•	Are transferring shares to an account in another Legg Mason fund with a different account registration

When a Medallion signature guarantee is called for, the shareholder should have a Medallion signature guarantee stamped under his or her signature. You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, national securities exchanges, registered securities associations and clearing agencies (each an “Eligible Guarantor Institution”), but not from a notary public.

The fund and its agents reserve the right to reject any Medallion signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject Medallion signature guarantees from Eligible Guarantor Institutions. The fund may change the signature guarantee requirements from time to time without prior notice to shareholders.

Restrictions on the availability of the fund outside the United States

34	Western Asset Intermediate-Term Municipals Fund

The distribution of this Prospectus and the offering of shares of the fund are restricted in certain jurisdictions. This Prospectus is not an offer or solicitation in any jurisdiction where such offer or solicitation is unlawful, where the person making an offer or solicitation is not authorized to make it or a person receiving an offer or solicitation may not lawfully receive it or may not lawfully invest in the fund. Investors should inform themselves as to the legal requirements within their own country before investing in the fund.

This Prospectus, and the offer of shares hereunder, are not directed at persons outside the United States. In particular, the fund is not intended to be marketed to prospective investors in any member state of the European Union, Iceland, Liechtenstein or Norway (collectively, the “European Economic Area” or “EEA”). No notification or application has been made to the competent authority of any member state of the EEA under the Alternative Investment Fund Managers Directive (or any applicable legislation or regulations made thereunder) to market the fund to investors in the EEA and it is not intended that any such notification or application shall be made.

U.S. citizens with addresses in the United States, and non-U.S. citizens who reside in the United States and have U.S. addresses, are permitted to establish accounts with the fund. For these purposes, the “United States” and “U.S.” include U.S. territories.

The fund generally does not permit persons who do not reside in the United States or who do not have U.S. addresses to establish accounts. Therefore, U.S. citizens residing in foreign countries, as well as non-U.S. citizens residing in foreign countries, generally will not be permitted to establish accounts with the fund.

For further information, you or your Service Agent may contact the fund at 1-877-721-1926 or 1-203-703-6002.

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small account fees/Mandatory redemptions

Small accounts may be subject to a small account fee or to mandatory redemption, as described below. Please contact your Service Agent or the fund for information on the policy applicable to your account.

Small account fees

To offset the relatively higher impact on fund expenses of servicing smaller accounts, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by your Service Agent or by LMIS for LMIS Accounts on the next-to-last business day of the quarter (with an annual maximum of $15.00 per account) if the value of your account is below $1,000 (if applicable, $250 for retirement plans that are not employer-sponsored) for any reason (including declines in net asset value). The small account fee will be charged by redeeming shares in your account. If the value of your account is $3.75 or less, the amount in the account may be exhausted to pay the small account fee. If your Service Agent or LMIS assesses a small account fee, the small account fee will not be assessed on systematic investment plans until the end of the first quarter after the account has been established for 21 months. Payment of the small account fee through a redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

The small account fee will not be charged on, if applicable: (i) Retirement Plans (but will be charged on other plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts); (ii) Legg Mason funds that have been closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents; and (iv) Class FI, Class I and Class IS shares.

If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts of other Legg Mason funds in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges).

The small account fee is calculated on a fund-by-fund basis. If you have accounts in multiple funds, they will not be aggregated for the purpose of calculating the small account fee.

Small account balance liquidations

The fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount.

Some shareholders who hold accounts in multiple classes of the same fund may have those accounts aggregated for the purposes of these calculations. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. Please contact your Service Agent for more information. Any redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

Western Asset Intermediate-Term Municipals Fund	35

This policy does not apply to: (i) certain broker-controlled accounts established through the National Securities Clearing Corporation’s Networking system; (ii) qualified retirement plans (such as 401(k) plans, 403(b) plans, profit sharing plans and money purchase plans); (iii) accounts with an active systematic investment plan; (iv) accounts with an active systematic withdrawal plan; (v) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents and (vi) accounts identified to us by the applicable Service Agent as being fee-based accounts.

General

The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, implement fees for other small accounts or change the amount of the fee for small direct accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the fund or consult the SAI.

Frequent trading of fund shares

Frequent purchases and redemptions of fund shares (also known as short-term trading or frequent trading) may, in many cases, interfere with the efficient management of the fund, increase fund transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the subadviser may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s investments. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Some investors are seeking higher yields for their short term investments by investing in shorter term fixed income funds. The fund is often used for short term investments and permits short term trading of fund shares. This short term trading may result in additional costs to the fund.

The fund does not anticipate that frequent purchases and redemptions, under normal circumstances, will have significant adverse consequences to the fund or its shareholders. The fund’s manager and subadviser believe that, because the fund’s portfolio will normally include a significant percentage of short-term investments, it can accommodate more frequent purchases and redemptions than longer-term fixed income funds. On this basis, the Board has determined that it is appropriate for the fund not to have a policy to discourage frequent trading of fund shares. The fund reserves the right to implement frequent trading policies or other restrictions in the future. The fund also reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will be entitled to vote your shares and may seek voting instructions from you. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

Confirmations and account statements

If you bought shares directly from the fund, you will receive a confirmation from the fund after each transaction (except a reinvestment of dividends or capital gain distributions, an investment made through the Systematic Investment Plan, exchanges made through a systematic exchange plan and withdrawals made through the Systematic Withdrawal Plan). Shareholders will receive periodic account statements.

To assist you in the management of your account you may direct the transfer agent to send copies of your confirmations and/or periodic statements to another party whom you designate, at no charge.

36	Western Asset Intermediate-Term Municipals Fund

Dividends, other distributions and taxes

Dividends and other distributions

The fund declares dividends from any net investment income daily and pays them monthly. Shares will generally begin to earn dividends on the settlement date of purchase. The fund generally distributes capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends in order to avoid a federal tax.

You can elect to receive dividends and/or other distributions in cash.

Unless you elect to receive dividends and/or other distributions in cash, your dividends and capital gain distributions will be automatically reinvested in shares of the same class you hold, at the net asset value determined on the reinvestment date. You do not pay a sales charge on reinvested distributions or dividends.

If you hold shares directly with the fund and you elect to receive dividends and/or distributions in cash, you have the option to receive such dividends and/or distributions via a direct deposit to your bank account or, provided that the dividend and/or distribution is $10.00 or more, by check. If you choose to receive dividends and/or distributions via check, amounts less than $10.00 will automatically be reinvested in fund shares as described above.

If you do not want dividends and/or distributions in amounts less than $10.00 to be reinvested in fund shares, you must elect to receive dividends and distributions via a direct deposit to your bank account.

If you hold Class A or Class C shares directly with the fund, you may instruct the fund to have your dividends and/or distributions invested in the corresponding class of shares of another fund sold by the distributor, subject to the following conditions:

•	You have a minimum account balance of $10,000 in the fund and

•	The other fund is available for sale in your state.

To change those instructions, you must notify your Service Agent or the fund at least three days before the next distribution is to be paid.

Please contact your Service Agent or the fund to discuss what options are available to you for receiving your dividends and other distributions.

The Board reserves the right to revise the dividend policy or postpone the payment of dividends, if warranted in the Board’s judgment, due to unusual circumstances.

Taxes

The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax-advantaged account. Except as specifically noted, the discussion is limited to federal income tax matters, and does not address state, local, foreign or non-income taxes. Further information regarding taxes, including certain federal income tax considerations relevant to non-U.S. persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about federal, state, local and/or foreign tax considerations that may be relevant to your particular situation.

You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions are expected to be exempt-interest dividends, which are exempt from federal income tax but may be subject to state or local income taxes. In general, redeeming shares, exchanging shares and receiving distributions other than exempt-interest dividends (whether in cash, additional shares or shares of another fund) are all taxable events. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes, whether or not the shares are held in a taxable account.

The following table summarizes the tax status of certain transactions related to the fund.

Transaction	Federal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares are owned more than one year
Exempt-interest dividends	Excludable from gross income
Dividends of taxable investment income and distributions of net short-term capital gain	Ordinary income
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain

Distributions attributable to short-term capital gains are taxable to you as ordinary income. The fund does not expect any distributions to be treated as qualified dividend income, which for noncorporate shareholders may be taxable at reduced rates. Some exempt-interest dividends may be subject to the federal alternative minimum tax. Distributions of net capital gain reported by the fund as capital gain dividends are taxable to you as long-term

Western Asset Intermediate-Term Municipals Fund	37

capital gain regardless of how long you have owned your shares. Noncorporate shareholders ordinarily pay tax at reduced rates on long-term capital gain.

You may want to avoid buying shares when the fund is about to declare a capital gain distribution because it will be taxable to you even though it may economically represent a return of a portion of your investment.

A Medicare contribution tax is imposed at the rate of 3.8% on all or a portion of net investment income of U.S. individuals if their income exceeds specified thresholds and on all or a portion of undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends (other than exempt-interest dividends) and capital gain distributions paid by the fund and gain on the redemption or exchange of fund shares.

A dividend declared by the fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.

After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received, including exempt-interest dividends, and any redemptions of shares during the previous year. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

38	Western Asset Intermediate-Term Municipals Fund

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.

The fund calculates its net asset value every day the NYSE is open. The fund generally values its securities and other assets and calculates its net asset value as of the scheduled close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at a time other than the scheduled closing time, the fund will calculate its net asset value as of the scheduled closing time. The NYSE is closed on certain holidays listed in the SAI.

In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the fund transfer agent before the scheduled close of regular trading on the NYSE on that day to receive that day’s price. If the NYSE closes early on that day, you must place your order prior to the scheduled closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the fund transfer agent on a timely basis.

Valuation of the fund’s securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to the manager, which generally uses independent third party pricing services approved by the Board. Under the procedures, assets are valued as follows:

•	The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies.
•	Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price (which may be reported at a different time than the time at which the fund’s NAV is calculated) or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies. Investments in mutual funds are valued at the net asset value per share of the class of the underlying fund held by the fund as determined on each business day.
•	The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade. The prices of foreign equity securities typically are adjusted using a fair value model developed by an independent third party pricing service to estimate the value of those securities at the time of closing of the NYSE. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.
•	If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

Western Asset Intermediate-Term Municipals Fund	39

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years, unless otherwise noted. No financial highlights are presented for Class FI and Class IS shares because no Class FI and Class IS shares were outstanding for the periods shown. The returns for Class FI and Class IS shares will differ from those of the other classes to the extent that their expenses differ. Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and other distributions. Unless otherwise noted, this information has been derived from the fund’s financial statements for the fiscal year ended 2018, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is incorporated by reference into the fund’s SAI (see back cover) and is included in the fund’s annual report. The information for the years prior to the fiscal year ended 2018 was audited by KPMG LLP, the fund’s prior independent registered public accounting firm. The fund’s annual report is available upon request by calling toll-free 1-877-721-1926.

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class A Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$6.38	$6.61	$6.63	$6.49	$6.80

Income (loss) from operations:
Net investment income	0.20	0.20	0.21	0.21	0.22
Net realized and unrealized gain (loss)	(0.07)	(0.23)	(0.02)	0.13	(0.31)
Total income (loss) from operations	0.13	(0.03)	0.19	0.34	(0.09)

Less distributions from:
Net investment income	(0.20)	(0.20)	(0.21)	(0.20)	(0.22)
Total distributions	(0.20)	(0.20)	(0.21)	(0.20)	(0.22)

Net asset value, end of year	$6.31	$6.38	$6.61	$6.63	$6.49
Total return[2]	2.09%	(0.43)%	2.88%	5.37%	(1.32)%

Net assets, end of year (millions)	$585	$638	$1,331	$1,324	$1,203

Ratios to average net assets:
Gross expenses	0.75%	0.75%	0.74%	0.75%	0.75%
Net expenses	0.75 [3]	0.75 [3]	0.74	0.75	0.75
Net investment income	3.19	3.12	3.17	3.11	3.38

Portfolio turnover rate	15%	17%	8%	7%	9%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

40	Western Asset Intermediate-Term Municipals Fund

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class C Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$6.38	$6.62	$6.64	$6.50	$6.81

Income (loss) from operations:
Net investment income	0.17	0.17	0.17	0.17	0.18
Net realized and unrealized gain (loss)	(0.06)	(0.24)	(0.02)	0.14	(0.31)
Total income (loss) from operations	0.11	(0.07)	0.15	0.31	(0.13)

Less distributions from:
Net investment income	(0.17)	(0.17)	(0.17)	(0.17)	(0.18)
Total distributions	(0.17)	(0.17)	(0.17)	(0.17)	(0.18)

Net asset value, end of year	$6.32	$6.38	$6.62	$6.64	$6.50
Total return[2]	1.50%	(0.99)%	2.29%	4.77%	(1.88)%

Net assets, end of year (millions)	$520	$648	$714	$730	$727

Ratios to average net assets:
Gross expenses	1.33%	1.32%	1.32%	1.32%	1.33%
Net expenses	1.33 [3]	1.32 [3]	1.32	1.32	1.33
Net investment income	2.61	2.55	2.59	2.54	2.79

Portfolio turnover rate	15%	17%	8%	7%	9%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

Western Asset Intermediate-Term Municipals Fund	41

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class I Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$6.38	$6.61	$6.62	$6.49	$6.80

Income (loss) from operations:
Net investment income	0.21	0.21	0.22	0.22	0.23
Net realized and unrealized gain (loss)	(0.07)	(0.23)	(0.01)	0.12	(0.31)
Total income (loss) from operations	0.14	(0.02)	0.21	0.34	(0.08)

Less distributions from:
Net investment income	(0.21)	(0.21)	(0.22)	(0.21)	(0.23)
Total distributions	(0.21)	(0.21)	(0.22)	(0.21)	(0.23)

Net asset value, end of year	$6.31	$6.38	$6.61	$6.62	$6.49
Total return[2]	2.24%	(0.28)%	3.18%	5.37%	(1.17)%

Net assets, end of year (000s)	$1,492,092	$1,344,071	$631,998	$520,803	$401,067

Ratios to average net assets:
Gross expenses	0.62%	0.64%	0.65%	0.62%	0.71%
Net expenses[3,4]	0.60	0.60	0.60	0.60	0.60
Net investment income	3.34	3.28	3.31	3.26	3.53

Portfolio turnover rate	15%	17%	8%	7%	9%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

42	Western Asset Intermediate-Term Municipals Fund

Appendix: Waivers and Discounts Available from Certain Service Agents

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase fund shares directly from the fund or through another financial intermediary to receive these waivers or discounts.

MERRILL LYNCH

Effective April 10, 2017, shareholders purchasing fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or SAI.

Initial sales charge waivers on Class A shares

Investors purchasing Class A shares of the fund through a Merrill Lynch, Pierce, Fenner & Smith Incorporated platform or account (“Merrill Lynch Accounts”) are eligible for a waiver of the initial sales load on certain purchases of Class A shares that may differ from others described in this Prospectus. Merrill Lynch Accounts that are eligible for the waiver include: (i) employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan; (ii) shares purchased by or through a Section 529 plan; (iii) shares purchased through a Merrill Lynch affiliated investment advisory program; (iv) shares purchased by third-party investment advisers on behalf of their advisory clients through Merrill Lynch’s platform; (v) shares of funds purchased through the Merrill Edge Self-Directed platform; (vi) shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family); (vii) shares exchanged from Class C (i.e., level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date; (viii) employees and registered representatives of Merrill Lynch or its affiliates and their family members; (ix) Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this Prospectus; and (x) shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

Contingent deferred sales charge waivers on Class A and C shares available at Merrill Lynch

Investors holding shares subject to a contingent deferred sales charge through Merrill Lynch Accounts are eligible for a waiver of the contingent deferred sales charge on the redemption of shares: (i) due to the death or disability of the shareholder; (ii) as part of a systematic withdrawal plan as described in this Prospectus; (iii) due to the return of excess contributions from an IRA Account; (iv) as part of a required minimum distribution for IRAs and retirement accounts due to the shareholder reaching age 70 1/2; (v) sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch; (vi) acquired through the Right of Reinstatement; and (vii) held in retirement brokerage accounts that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable only to Class A shares and Class C shares).

Front-end load discounts on Class A shares

The following discounts are available on purchases of Class A shares through Merrill Lynch Accounts: (i) breakpoints in the Class A sales charge schedule described in this Prospectus; (ii) rights of accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holdings of fund family assets held by accounts within the purchaser’s household at Merrill Lynch; eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial adviser about such assets; and (iii) letters of intent (LOI), which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time.

Class A or Class A2 (as applicable) Sales Charge Waivers Available Only Through Certain Service Agents

Class A or Class A2 shares may be purchased at net asset without a sales charge by employees of any Service Agents that offer this waiver to their employees or employee-related accounts.

Western Asset Intermediate-Term Municipals Fund	A-1

AMERIPRISE FINANCIAL

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase fund shares through Ameriprise Financial:

Effective June 1, 2018, shareholders purchasing fund shares through an Ameriprise Financial platform or account are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI:

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).
•	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.
•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

MORGAN STANLEY WEALTH MANAGEMENT

Front-End Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management:

Effective July 1, 2018, shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this fund’s Prospectus or SAI.

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
•	Shares purchased through a Morgan Stanley self-directed brokerage account.
•	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

A-2	Western Asset Intermediate-Term Municipals Fund

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Bank account information, legal documents, and identity verification documentation;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;
•	Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;
•	Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;
•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmasonfunds.com, or contact the Funds at 1-877-721-1926. Revised April 2018.

THIS PAGE IS NOT PART OF THE PROSPECTUS

Western Asset

Intermediate-Term Municipals Fund

You may visit www.leggmason.com/mutualfundsliterature for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The independent registered public accounting firm’s report and financial statements in the fund’s Annual Report are incorporated by reference into (are legally a part of) this Prospectus.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling the fund at 1-877-721-1926, or by writing to the fund at 100 First Stamford Place, Attn: Shareholder Services – 5th Floor, Stamford, Connecticut 06902.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, Washington, D.C. 20549-1520.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no. 811-04254)

FD0664ST 08/18

Prospectus     August 1, 2018

Share class (Symbol): A (SHNJX), C (SNJLX), FI (—), I (LNJIX), IS (LNISX)

WESTERN ASSET

NEW JERSEY MUNICIPALS FUND

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

The fund seeks to provide New Jersey investors with as high a level of income exempt from regular federal income tax and New Jersey state personal income tax as is consistent with prudent investment management and the preservation of capital.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds distributed through Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your Service Agent, in the fund’s Prospectus on page 24 under the heading “Sales charges,” in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A-1 of the fund’s Prospectus and in the fund’s Statement of Additional Information (“SAI”) on page 78 under the heading “Sales Charge Waivers and Reductions for Class A Shares.” “Service Agents” include banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with LMIS to sell shares of the fund.

If you purchase Class I shares or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers, that Service Agent may charge you a commission. Such commissions, if any, are not charged by the fund and are not reflected in the fee table or expense example below.

Shareholder fees
(fees paid directly from your investment)
	Class A	Class C	Class FI	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25[1,2]	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[3]	None[4]	1.00	None	None	None
Small account fee[5]	$15	$15	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class FI	Class I	Class IS
Management fees	0.50	0.50	0.50	0.50	0.50
Distribution and/or service (12b-1) fees	0.15	0.70	0.25	None	None
Other expenses	0.14	0.15	0.28[6]	0.17	0.08[6]
Total annual fund operating expenses	0.79	1.35	1.03	0.67	0.58
Fees waived and/or expenses reimbursed	N/A	N/A	(0.18)[7]	(0.07)[7]	(0.03)[7]
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.79	1.35	0.85	0.60	0.55

[1]	The sales charge is waived for shareholders purchasing Class A shares through accounts where LMIS is the broker-dealer of record (“LMIS Accounts”).
[2]	Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the sales charge. For additional information, see “Sales charges” in the Prospectus.
[3]	Maximum deferred sales charge (load) may be reduced over time.
[4]	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.
[5]	If the value of your account is below $1,000, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by the fund or your Service Agent (with an annual maximum of $15.00 per account). Please contact your Service Agent or the fund for more information.
[6]	“Other expenses” for Class FI and Class IS shares are estimated for the current fiscal year. Actual expenses may differ from estimates.

2	Western Asset New Jersey Municipals Fund

[7]	The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.85% for Class FI shares, 0.60% for Class I shares and 0.55% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	502	666	844	1,360
Class C (with redemption at end of period)	237	427	739	1,623
Class C (without redemption at end of period)	137	427	739	1,623
Class FI (with or without redemption at end of period)	87	310	551	1,243
Class I (with or without redemption at end of period)	61	207	366	827
Class IS (with or without redemption at end of period)	56	183	321	724

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 24% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the fund invests at least 80% of its assets in “New Jersey municipal securities.” New Jersey municipal securities are securities and other investments with similar economic characteristics the interest on which is exempt from regular federal income tax and New Jersey state personal income tax but which may be subject to the federal alternative minimum tax. The fund’s 80% policy may not be changed without a shareholder vote.

New Jersey municipal securities include debt obligations issued by the State of New Jersey and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, determined to be of comparable credit quality by the subadviser), but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).

The fund may also invest in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in municipal securities.

Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives, including options, futures contracts and inverse floating rate instruments issued in tender option bond transactions, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the fund’s 80% policy. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in the Prospectus.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. The fund may leverage its assets by investing proceeds received through tender option bond transactions, which is considered a form of borrowing. See “More on the fund’s investment strategies, investments and risks—Tender option bonds” in the Prospectus.

Western Asset New Jersey Municipals Fund	3

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Principal risks

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. The following is a summary description of certain risks of investing in the fund.

Market and interest rate risk. The value of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. If the value of the securities owned by the fund falls, the value of your investment will decline. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Interest rates have been historically low, so the fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.

The maturity of a security may be significantly longer than its duration. A security’s maturity and other features may be more relevant than its duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.

Market events risk. In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

High yield (“junk”) bonds risk. High yield bonds are generally subject to greater credit risks than higher-grade bonds, including the risk of default on the payment of interest or principal. High yield bonds are considered speculative, tend to be less liquid and are more difficult to value than higher grade securities. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.

Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations

4	Western Asset New Jersey Municipals Fund

remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

Leveraging risk. The value of your investment may be more volatile if the fund borrows or uses derivatives or other investments that have a leveraging effect on the fund’s portfolio. Other risks described in the Prospectus also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets.

Tender option bond risk. Tender option bond transactions expose the fund to leverage and credit risk, and generally involve greater risk than investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive on inverse floating rate debt instruments (“inverse floaters”) acquired in such transactions vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the risk of leverage will be increased to the extent that the fund invests the proceeds that it receives from the sale of floating rate securities in a tender option bond transaction in other securities. Inverse floaters will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for inverse floaters can be volatile, and inverse floaters can have limited liquidity. Investments in inverse floaters issued in tender option bond transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives.

Liquidity risk. Some assets held by the fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).

Tax risk. The income on the fund’s municipal securities could become subject to regular federal income and New Jersey state personal income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities. All or a portion of the fund’s dividends that are exempt from regular federal income tax may nevertheless be taken into account for purposes of federal alternative minimum tax.

Prepayment or call risk. Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Risks relating to investments in municipal securities. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or worsen.

Risks associated with focusing on investments in New Jersey municipal securities. The fund focuses its investments in New Jersey municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting New Jersey municipal issuers. Also, the fund may be more volatile than a more geographically diverse fund.

Investment company and ETF risk. Investing in securities issued by investment companies, including ETFs, involves risks similar to those of investing directly in the securities and other assets held by the investment company or ETF. Unlike shares of typical mutual funds, shares of ETFs are traded on an exchange throughout a trading day and bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. The trading price of an ETF is expected to closely track the actual net asset value of the ETF, and the fund will generally gain or lose value consistent with the performance of the ETF’s portfolio securities. The fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the fund will indirectly bear its pro rata share of the fees and expenses incurred by a fund it invests in, including advisory fees. These expenses are in addition to the advisory and other expenses that the fund bears directly in connection with its own operations. An ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

Western Asset New Jersey Municipals Fund	5

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect, or if there are imperfections, errors or limitations in the tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.

Redemption risk. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data (including private shareholder information), or proprietary information, or cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality.

These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.

6	Western Asset New Jersey Municipals Fund

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark and an average. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value, available at www.leggmason.com/mutualfunds (select fund and share class), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Best Quarter (09/30/2009): 7.38     Worst Quarter (12/31/2016): (3.88)

The year-to-date return as of the most recent calendar quarter, which ended June 30, 2018, was (0.15)

Average annual total returns (%)
(for periods ended December 31, 2017)

Class A	1 year	5 years	10 years
Return before taxes	0.95	1.34	3.51
Return after taxes on distributions	0.91	1.34	3.50
Return after taxes on distributions and sale of fund shares	2.16	1.87	3.62

Other Classes (Return before taxes only)
Class C	3.91	1.66	3.37
Class I	5.69	2.41	4.12
Bloomberg Barclays New Jersey Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	8.19	3.36	4.65
Lipper New Jersey Municipal Debt Funds Category Average (reflects fees and expenses but no deduction for sales charges or taxes)	4.51	2.30	3.75

The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns for classes other than Class A will vary from returns shown for Class A. Returns after taxes on distributions and sale of fund shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of fund shares.

Western Asset New Jersey Municipals Fund	7

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

Subadviser: Western Asset Management Company, LLC (formerly known as Western Asset Management Company)

Investment professionals: S. Kenneth Leech (Chief Investment Officer), Robert E. Amodeo (Head of Municipals) and David T. Fare (Portfolio Manager). Mr. Fare has been a part of the portfolio management team for the fund since 2004. Mr. Amodeo has been a part of the portfolio management team for the fund since 2006. Mr. Leech has been a part of the portfolio management team for the fund since 2014. These investment professionals, all of whom are employed by Western Asset, work together with a broader investment management team.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
	Class A	Class C1	Class FI	Class I	Class IS
General	1,000/50	1,000/50	N/A	1 million/None[2]	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	1 million/None[2]	N/A
Systematic Investment Plans	50/50	50/50	N/A	1 million/None[2],3	N/A3
Clients of Eligible Financial Intermediaries	None/None	N/A	None/None	None/None[4]	None/None[4]
Eligible Investment Programs	None/None	N/A	None/None	None/ None	None/None
Institutional Investors	1,000/50	1,000/50	N/A	1 million/None	1 million/None

[1]	Class C shares are not available for purchase through LMIS Accounts.
[2]	Available to investors investing directly with the fund.
[3]	Investors investing through a Systematic Investment Plan who purchase Class I or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $50/$50. If a Service Agent does not have this arrangement in place with LMIS, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.
[4]	Individual investors who purchase Class I shares or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $1,000/$50. If a Service Agent does not have this arrangement in place with LMIS, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

Your Service Agent may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your Service Agent, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 1-877-721-1926, by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail at Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581.

Tax information

The fund intends to distribute income that is generally exempt from regular federal income and New Jersey state personal income taxes. A portion of the fund’s distributions may be subject to such taxes and/or to the federal alternative minimum tax.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay Service Agents for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your Service Agent or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your Service Agent’s or salesperson’s website for more information.

8	Western Asset New Jersey Municipals Fund

More on the fund’s investment strategies, investments and risks

Important information

The fund seeks to provide New Jersey investors with as high a level of income exempt from regular federal income tax and New Jersey state personal income tax as is consistent with prudent investment management and the preservation of capital.

The fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval and on notice to shareholders.

There is no assurance that the fund will meet its investment objective.

Under normal circumstances, the fund invests at least 80% of its assets in New Jersey municipal securities.

The fund’s 80% investment policy may not be changed without shareholder approval.

The fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information (“SAI”).

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

New Jersey municipal securities

New Jersey municipal securities include debt obligations issued by the State of New Jersey and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, and investments with similar economic characteristics, the income from which is exempt from regular federal income and New Jersey state personal income taxes. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

New Jersey municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund particular projects, such as those relating to education, health care, transportation and utilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

The fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.

The fund purchases municipal securities the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular federal income and New Jersey state personal income taxes. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state authorities will agree with bond counsel’s opinion. If the IRS or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income and/or New Jersey state personal income taxes, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax treatment of municipal securities held by the fund.

Some of the fund’s income distributions may be, and distributions of any gains generally will be, subject to regular federal income and New Jersey state personal income taxes. Some of the fund’s income that is exempt from regular federal income tax may be subject to the federal alternative minimum tax. In addition, under current law, distributions of the fund’s income and gains generally are subject to state and local tax for investors that reside in states other than New Jersey.

Subject to the fund’s 80% policy, the fund may purchase other securities whose interest is subject to regular federal income and New Jersey state personal income taxes.

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Maturity

Although the fund may invest in securities of any maturity, the fund will normally invest in securities that have remaining maturities at the time of purchase from one to more than thirty years. The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due.

Credit quality

The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above, or, if unrated, determined to be of comparable credit quality by the subadviser), but may invest up to 20% of its assets in below investment grade bonds (that is, securities rated below the Baa/BBB categories, or, if unrated, determined to be below investment grade by the subadviser). Below investment grade securities are commonly referred to as “high yield” or “junk” bonds.

If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO. Rating categories may include sub-categories or gradations indicating relative standing.

Derivatives

The fund may engage in a variety of transactions using derivatives, such as futures, options, interest rate swaps and other swaps (including buying and selling credit default swaps), warrants and other synthetic instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments or indexes. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio
•	As a means of changing investment characteristics of the fund’s portfolio
•	As a means of attempting to enhance returns
•	As a means of providing additional exposure to types of investments or market factors
•	As a substitute for buying or selling securities
•	As a cash flow management technique

The fund from time to time may sell protection on debt securities by entering into credit default swaps. In these transactions, the fund is generally required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, the fund receives from the counterparty a periodic stream of payments over the term of the contract. If no default occurs, the fund keeps the stream of payments and has no payment obligations. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its net assets, the fund would be subject to loss on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may also be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).

The fund may buy credit default swaps to hedge against the risk of default of debt securities held in its portfolio or for other reasons. As the buyer of a credit default swap, the fund would make the stream of payments described in the preceding paragraph to the seller of the credit default swap and would expect to receive from the seller a payment in the event of a default on the underlying debt security or other specified event.

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivative transactions may have a leveraging effect on the fund.

Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If the segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

Instead of, and/or in addition to, investing directly in particular securities, the fund may use derivatives and other synthetic instruments that are intended to provide economic exposure to securities, issuers or other measures of market or economic value. The fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the fund’s 80% policy.

The fund’s subadviser may choose not to make use of derivatives.

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Other fixed income securities

Subject to the fund’s 80% policy, the fund may purchase fixed income securities that pay interest that is subject to regular federal income and/or state personal income taxes. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed, usually at the maturity of the security. These securities may pay fixed, variable or floating rates of interest. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are issued at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. “Fixed income securities” are commonly referred to as “notes,” “loans,” “debt,” “debt obligations,” “debt securities,” “corporate debt,” “bonds” and “corporate bonds,” and these terms are used in this Prospectus interchangeably, and, where used, are not intended to be limiting.

Variable and floating rate securities

Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline. The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). Interest payments on inverse floaters vary inversely with changes in interest rates. Inverse floaters pay higher interest (and therefore generally increase in value) when interest rates decline, and vice versa. An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Structured instruments

The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. The interest rate or principal amount payable at maturity on a structured instrument may vary based on changes in one or more specified reference factors, such as currencies, interest rates, commodities, indices or other financial indicators. Changes in the underlying reference factors may result in disproportionate changes in amounts payable under a structured instrument. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened liquidity risk.

Tender option bonds

In a tender option bond transaction, the fund transfers securities (typically municipal bonds or other municipal securities) into a special purpose entity, referred to as a tender option bond trust (a “TOB Trust”). The TOB Trust generally issues floating rate notes to third parties and residual interest tender option bonds to the fund. The net proceeds of the sale of the floating rate notes, after expenses, are received by the fund and may be invested in additional securities. The residual interest tender option bonds are inverse floaters, as the return on those bonds is inversely related to changes in a specified interest rate. Distributions on the inverse floaters paid to the fund will be reduced or, in the extreme, eliminated as short-term interest rates rise and will increase when such interest rates fall. Floating rate notes issued by a TOB Trust may be senior to the inverse floaters held by the fund. The fund may enter into tender option bond transactions on either a non-recourse or recourse basis. If the fund invests in a TOB Trust on a recourse basis, it will bear the risk of loss with respect to any liquidation of the TOB Trust. The fund will look through to the underlying securities held by a TOB Trust for purposes of calculating compliance with the fund’s 80% policy. Tender option bond transactions create leverage to the extent the fund invests the net proceeds of the floating rate notes in additional securities, and are considered a form of borrowing.

Zero coupon, pay-in-kind and deferred interest securities

Zero coupon, pay-in-kind and deferred interest securities may be used by issuers to manage cash flow and maintain liquidity. Zero coupon securities pay no interest during the life of the obligation but are issued at prices below their stated maturity value. Because zero coupon securities pay no interest until maturity, their prices may fluctuate more than other types of securities with the same maturity in the secondary market. However, zero coupon bonds are useful as a tool for managing duration.

Pay-in-kind securities have a stated coupon, but the interest is generally paid in the form of obligations of the same type as the underlying pay-in-kind securities (e.g., bonds) rather than in cash. These securities are more sensitive to the credit quality of the underlying issuer and their secondary market prices may fluctuate more than other types of securities with the same maturity.

Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.

Certain zero coupon, pay-in-kind and deferred interest securities are subject to tax rules applicable to debt obligations acquired with “original issue discount.” The fund would generally have to accrue income on these securities for federal income tax purposes before it receives corresponding cash payments. Because the fund intends to make sufficient annual distributions of its taxable income, including accrued non-cash income, in order to maintain its federal income tax status and avoid fund-level income and excise taxes, the fund might be required to liquidate portfolio securities at a

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disadvantageous time, or borrow cash, to make these distributions. The fund also accrues income on these securities prior to receipt for accounting purposes. To the extent it is deemed collectible, accrued income is taken into account when calculating the value of these securities and the fund’s net asset value per share, in accordance with the fund’s valuation policies.

Equity securities

Although the fund invests principally in fixed income securities and related investments, the fund may from time to time invest in or receive equity securities and equity-like securities, which may include warrants, rights, exchange traded and over-the-counter common stocks, preferred stock, depositary receipts, trust certificates, limited partnership interests and shares of other investment companies, including exchange-traded funds, and real estate investment trusts. The fund may invest in or receive equity securities for which there exists no private or public market.

Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. Equity securities typically fluctuate in price more than fixed income securities.

Warrants and rights permit, but do not obligate, their holders to subscribe for other securities. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.

When-issued securities, delayed delivery, to be announced and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery, to be announced or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss, for example, if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has set aside to cover these positions. Recently finalized rules by the Financial Industry Regulatory Authority (“FINRA”) impose mandatory margin requirements for certain types of when-issued, to be announced or forward commitment transactions, with limited exceptions. Such transactions historically have not been required to be collateralized, and mandatory collateralization could increase the cost of such transactions and impose added operational complexity.

Short-term investments

The fund may invest, directly or indirectly, in cash, money market instruments and short-term securities, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. Bank obligations include bank notes, certificates of deposit, time deposits, banker’s acceptances and other similar obligations. A repurchase agreement is a transaction in which the fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the fund at a higher price. The repurchase agreement thereby determines the yield during the fund’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security held by the fund. The fund may also invest in money market funds, which may or may not be registered under the 1940 Act and/or affiliated with the fund’s manager or the subadviser. The return on investment in these money market funds may be reduced by such money market funds’ operating expenses in addition to the fund’s own fees and expenses. As such, there is a layering of fees and expenses.

Borrowings and reverse repurchase agreements

The fund may enter into borrowing transactions. Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.

The fund may enter into reverse repurchase agreements, which have characteristics like borrowings. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the cash received.

Credit downgrades and other credit events

Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the subadviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses in an effort to protect the fund’s interest in securities experiencing these events.

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Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing in any type of taxable money market instruments and short-term debt securities or holding cash without regard to any percentage limitations. Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Other investments

The fund may also use other strategies and invest in other investments that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of investments described in this Prospectus or in the SAI. New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, the fund may invest in new types of securities and instruments.

Percentage and other limitations

For purposes of the fund’s limitations expressed as a percentage of assets or net assets, the term “assets”or “net assets,” as applicable, means net assets plus the amount of any borrowings for investment purposes. The fund’s compliance with its investment limitations and requirements described in this Prospectus is usually determined at the time of investment. If such a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in asset values or characteristics, a sale of securities or a change in credit quality will not constitute a violation of that limitation.

Selection process

The subadviser selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from changes in market conditions. In selecting individual securities, the subadviser:

•	Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market
•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as education, housing, hospital and industrial development, based on their apparent relative values
•	Considers the yields available for securities with different maturities and a security’s maturity in light of the outlook for the issuer, its sector and interest rates
•	Seeks to identify individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

More on risks of investing in the fund

Market and interest rate risk. The value of fixed income and other securities owned by the fund may go up or down, sometimes rapidly or unpredictably. If the value of the securities owned by the fund falls, the value of your investment in the fund will decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not typically have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.

The value of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities, and therefore the value of your investment in the fund, generally goes down. Interest rates have been historically low, so the fund faces a heightened risk that interest rates may rise. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. However, calculations of duration and maturity may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non-U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the fund’s yield will decline. Also, when interest rates decline, investments made by the fund may pay a lower interest rate, which would reduce the income received by the fund.

Market events risk. In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative

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interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

Credit risk.The value of your investment in the fund could decline if the issuer of a security held by the fund or another obligor for that security (such as a party offering credit enhancement) fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy. The value of your investment in the fund could also decline if the credit rating of a security held by the fund is downgraded or the credit quality or value of any assets underlying the security declines. If the fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, the number of municipal insurers is relatively small, and, as a result, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. Also, the fund may incur expenses in an effort to protect the fund’s interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics. Credit risk is typically greatest for the fund’s high yield debt securities, which are rated below the Baa/BBB categories or unrated securities of comparable quality (“junk” bonds).

The fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. The fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities.

High yield (“junk”) bonds risk. High yield bonds, often called “junk” bonds, have a higher risk of issuer default or may be in default and are considered speculative. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. High yield bonds may also be less liquid than higher-rated securities, which means the fund may have difficulty selling them at times, and it may have to apply a greater degree of judgment in establishing a price for purposes of valuing fund shares. High yield bonds generally are issued by less creditworthy issuers. Issuers of high yield bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders. The fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. High yield bonds frequently have redemption features that permit an issuer to repurchase the security from the fund before it matures. If the issuer redeems high yield bonds, the fund may have to invest the proceeds in bonds with lower yields and may lose income.

Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates, or the derivatives themselves behave in a way not anticipated by the fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect which may increase investment losses and increase the fund’s volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The other parties to certain derivatives transactions present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity except through the counterparty to the instrument. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the additional regulations are not yet fully known and may not be for some time.

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Investments by the fund in structured securities, a type of derivative, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.

Swap agreements tend to shift the fund’s investment exposure from one type of investment to another. For example, the fund may enter into interest rate swaps, which involve the exchange of interest payments by the fund with another party, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. If an interest rate swap intended to be used as a hedge negates a favorable interest rate movement, the investment performance of the fund would be less than what it would have been if the fund had not entered into the interest rate swap.

Credit default swap contracts involve heightened risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value. If the fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the fund would also be subject to credit risk relating to the seller’s payment of its obligations in the event of a default (or similar event). If the fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of a default (or similar event).

The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires certain swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The fund will assume the risk that the clearinghouse may be unable to perform its obligations.

The fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the fund to post margin and the broker may require the fund to post additional margin to secure the fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the fund to deposit larger amounts of margin. The fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the fund to terminate a derivatives position under certain circumstances. This may cause the fund to lose money.

Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund’s assets is committed to derivatives in general or is invested in just one or a few types of derivatives.

Leveraging risk. The value of your investment may be more volatile if the fund borrows or uses derivatives or other investments that have a leveraging effect on the fund’s portfolio. Other risks described in the Prospectus also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets.

Tender option bond risk. Tender option bond transactions expose the fund to leverage and credit risk, and generally involve greater risk than investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive on inverse floating rate debt instruments (“inverse floaters”) acquired in such transactions vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the risk of leverage will be increased to the extent that the fund invests the proceeds that it receives from the sale of floating rate securities in a tender option bond transaction in other securities. Inverse floaters will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for inverse floaters can be volatile, and inverse floaters can have limited liquidity. Investments in inverse floaters issued in tender option bond transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives. Tender option bond transactions may not receive the tax, accounting or regulatory treatment that is anticipated by the fund.

Liquidity risk. Liquidity risk exists when particular investments are impossible or difficult to sell. Although most of the fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the fund, particularly during periods of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, the fund may suffer a loss. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector. Further, certain securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The fund will not receive its sales proceeds until that time, which may constrain the fund’s ability to meet its obligations (including obligations to redeeming shareholders).

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in ”Annual fund operating expenses” for a variety of reasons. For example, expenses may be higher if average net assets decrease, as a result of redemptions or otherwise, or

Western Asset New Jersey Municipals Fund	15

if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Tax risk. There is no guarantee that the income on the fund’s municipal securities will remain exempt from regular federal income and New Jersey state personal income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or New Jersey state personal income taxes, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to fund shareholders could be recharacterized as taxable.

Some of the fund’s income distributions may be subject to regular federal income tax and/or New Jersey state personal income taxes, and distributions of any capital gains generally will be subject to regular federal income and New Jersey state personal income taxes. All or a portion of the fund’s dividends that are exempt from regular federal income tax may nevertheless be taken into account for purposes of federal alternative minimum tax. Distributions of the fund’s income and capital gains will generally be subject to state and local taxes for investors that reside in states other than New Jersey that impose such taxes.

Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.

Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.

Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Risks relating to investments in municipal securities. Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of U.S. federal programs providing financial support. Where municipal securities are issued to finance particular projects, such as those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse conditions and developments in those sectors can result in lower revenues to issuers of municipal securities, potentially resulting in defaults, and can also have an adverse effect on the broader municipal securities market.

There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and liquid than other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Risks associated with focusing on investments in New Jersey municipal securities. The fund focuses its investments on New Jersey municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting New Jersey municipal issuers. Employment levels, personal income and commercial activity contribute significantly to New Jersey tax revenues, and the State could suffer from declines in these or other sources of revenue. Due to budget constraints in recent fiscal years, the State has contributed significantly less to the State’s pension plans than the amount needed to fund these programs. New Jersey’s pension liabilities are expected to increase substantially in the future, and the State anticipates that future pension plan contributions will place a significant burden on State finances. Meanwhile, the State’s health care funding obligations continue to rise. Changes in federal law or regulation, federal budgetary changes or other actions may lead to reductions in federal spending. Further reductions in federal funding or other changes that increase state spending could place additional strain on the State and local governments and may have a negative effect on their ability to meet their obligations. Furthermore, local municipal issuers in New Jersey often are dependent on the state government for a portion of their revenues. These and other factors may affect adversely the ability of the issuers of New Jersey municipal securities to make required payments of interest and principal, as well as the market value and marketability of

16	Western Asset New Jersey Municipals Fund

municipal securities held by the fund. The foregoing and other factors may result in losses to the fund. In addition, if the fund has difficulty finding high quality New Jersey municipal securities to purchase, the amount of the fund’s income that is subject to New Jersey taxes could increase. Also, the fund may be more volatile than a more geographically diverse fund. More detailed information about the economy of New Jersey may be found in the SAI.

Investment company and ETF risk. Investing in securities issued by investment companies, including ETFs, involves risks similar to those of investing directly in the securities and other assets held by the investment company or ETF. Unlike shares of typical mutual funds, shares of ETFs are traded on an exchange throughout a trading day and bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. The trading price of an ETF is expected to closely track the actual net asset value of the ETF, and the fund will generally gain or lose value consistent with the performance of the ETF’s portfolio securities. The fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the fund will indirectly bear its pro rata share of the fees and expenses incurred by a fund it invests in, including advisory fees. These expenses are in addition to the advisory and other expenses that the fund bears directly in connection with its own operations. An ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The value of non-U.S. securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the fund determines its net asset value. The fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If the fund holds cash uninvested, the fund will not earn income on the cash and the fund’s yield will go down. If a significant amount of the fund’s assets is used for cash management or defensive investing purposes, it may not achieve its investment objective.

Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect, or if there are imperfections, errors or limitations in the tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.

Redemption risk. The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the fund could hurt performance and/or cause the remaining shareholders in the fund to lose money. The fund’s redemption risk is increased if one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the fund’s manager. If the fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.

Operational risk. Your ability to transact with the fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The fund and its shareholders could be negatively impacted as a result.

Cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data (including private shareholder information), or proprietary information, or cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality.

Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Portfolio holdings

A description of the fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI. The fund posts its complete portfolio holdings at www.leggmason.com/mutualfunds (click on the name of the fund) on a quarterly basis. The fund intends to post its

Western Asset New Jersey Municipals Fund	17

complete portfolio holdings 14 calendar days following the quarter-end. The fund intends to post partial information concerning the fund’s portfolio holdings (such as top 10 holdings or sector breakdowns, for example) on the Legg Mason funds’ website on a monthly basis. The fund intends to post this partial information 10 business days following each month-end. Such information will remain available until the next month’s or quarter’s holdings are posted.

18	Western Asset New Jersey Municipals Fund

More on fund management

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of March 31, 2018, LMPFA’s total assets under management were approximately $178.8 billion.

Western Asset Management Company, LLC (formerly known as Western Asset Management Company) (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of March 31, 2018, the total assets under management of Western Asset and its supervised affiliates were approximately $426 billion.

LMPFA pays the subadviser a portion of the management fee that it receives from the fund. The fund does not pay any additional advisory or other fees for advisory services provided by Western Asset.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of March 31, 2018, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $754.1 billion.

Investment professionals

The fund is managed by a broad team of investment professionals. Senior members of the portfolio management team are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. They work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are S. Kenneth Leech (Chief Investment Officer), Robert E. Amodeo (Head of Municipals) and David T. Fare (Portfolio Manager). Mr. Fare has been a part of the portfolio management team for the fund since 2004. Mr. Amodeo has been a part of the portfolio management team for the fund since 2006. Mr. Leech has been a part of the portfolio management team for the fund since 2014. Messrs. Leech, Amodeo and Fare have been employed by Western Asset as investment professionals for at least the past five years.

The SAI provides information about the compensation of the investment professionals, other accounts managed by the investment professionals and any fund shares held by the investment professionals.

Management fee

The fund pays a management fee at an annual rate that decreases as assets increase, as follows: 0.50% on assets up to and including $500 million; and 0.48% on assets over $500 million.

For the fiscal year ended March 31, 2018, the fund paid LMPFA an effective management fee of 0.49% of the fund’s average daily net assets for management services.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Annual Report for the period ended March 31, 2018.

Expense limitation

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.85% for Class FI shares, 0.60% for Class I shares and 0.55% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2019, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual fund operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Additional information

The fund enters into contractual arrangements with various parties, including, among others, the fund’s investment manager and the subadviser, who provide services to the fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, those contractual arrangements.

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This Prospectus and the SAI provide information concerning the fund that you should consider in determining whether to purchase shares of the fund. The fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Distribution

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a shareholder services and distribution plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, the fund pays distribution and/or service fees based on an annualized percentage of average daily net assets of up to 0.15% for Class A shares; up to 0.70% for Class C shares; and up to 0.25% for Class FI shares. Payments by the fund under its plan go to LMIS, financial intermediaries and other parties that provide services in connection with or are otherwise involved in the distribution of its shares or administration of plans or programs that use its shares as their funding medium, and to reimburse certain other expenses and payments. From time to time, LMIS and/or financial intermediaries may agree to a reduction or waiver of these fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares and Class IS shares are not subject to distribution and/or service fees under the plan.

Additional payments

In addition to payments made to intermediaries under the fund’s shareholder services and distribution plan and other payments made by the fund for shareholder services and/or recordkeeping, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as Service Agents through which investors may purchase shares of the fund, including your Service Agent. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the distributor, the manager and/or their affiliates, and the recipients of these payments.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your Service Agent for details about revenue sharing payments it receives or may receive. Additional information about revenue sharing payments is available in the SAI. Revenue sharing payments, as well as payments by the fund under the shareholder services and distribution plan or for recordkeeping and/or shareholder services, also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

20	Western Asset New Jersey Municipals Fund

Choosing a class of shares to buy

Individual investors can generally invest in Class A and Class C shares. Class C shares are not available for purchase through accounts where LMIS is the broker-dealer of record (“LMIS Accounts”). Individual investors who invest directly with the fund and who meet the $1,000,000 minimum initial investment requirement may purchase Class I shares. Institutional Investors and Clients of Eligible Financial Intermediaries should refer to “Institutional Investors — eligible investors” below for a description of the classes available to them.

Investors not purchasing directly from the fund may purchase shares through a Service Agent. Please note that if you are purchasing shares through a Service Agent, your Service Agent may not offer all classes of shares. Service Agents making fund shares available to their clients determine which share class(es) to make available. Your Service Agent may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the practices adopted by your Service Agent. Certain Service Agents may impose their own investment fees and practices for purchasing and selling fund shares, which are not described in this Prospectus or the SAI, and which will depend on the policies, procedures and trading platforms of the Service Agent. Consult a representative of your Service Agent about the availability of fund shares and the Service Agent’s practices and other information.

Individual investors investing through a Service Agent may be eligible to invest in Class I or Class IS shares, if such Service Agent is acting solely as an agent on behalf of its customers pursuant to an agreement with LMIS and such investor’s shares are held in an omnibus account on the books of the fund. Please contact your Service Agent for more information.

Please note that the fund does not charge any front-end load, deferred sales charge or other asset-based fee for sales or distribution of Class I shares and Class IS shares. However, if you purchase Class I or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers pursuant to an agreement with LMIS, that Service Agent may charge you a commission in an amount determined and separately disclosed to you by the Service Agent.

Because the fund is not a party to any commission arrangement between you and your Service Agent, any purchases and redemptions of Class I or Class IS shares will be made by the fund at the applicable net asset value (before imposition of the sales commission). Any commissions charged by a Service Agent are not reflected in the fees and expenses listed in the fee table or expense example in this Prospectus nor are they reflected in the performance in the bar chart and table in this Prospectus because these commissions are not charged by the fund.

Each class has different sales charges and expenses, allowing you to choose a class that may be appropriate for you.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest
•	How long you expect to own the shares
•	The expenses paid by each class detailed in the fee table and example at the front of this Prospectus
•	Whether you qualify for any reduction or waiver of sales charges
•	Availability of share classes

When choosing between Class A or Class C shares, you should be aware that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front-end sales charge and service fees you would have paid for larger purchases of Class A shares. If you are eligible to purchase Class I shares, you should be aware that Class I shares are not subject to a front-end sales charge or distribution or service fees and generally have lower annual expenses than Class A or Class C shares.

Each class of shares, except Class IS shares, is authorized to pay fees for recordkeeping services, account servicing, networking, or similar services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

You may buy shares:

(i)	through a Service Agent or

(ii)	directly from the fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class. You should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

More information about the fund’s classes of shares is available through the Legg Mason funds’ website. You’ll find detailed information, free of charge and in a clear and prominent format, about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The front-end sales charges that apply to the purchase of Class A shares
•	The contingent deferred sales charges that apply to the redemption of Class C and certain Class A shares
•	Who qualifies for lower sales charges on Class A shares

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•	Who qualifies for a sales load waiver

To visit the website, go to www.leggmason.com/mutualfunds, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for Legg Mason Funds sales charge and breakpoint information.”

22	Western Asset New Jersey Municipals Fund

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should also review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you choose a class that may be appropriate for you. Please contact your Service Agent regarding the availability of Class FI or Class IS shares or, if you plan to purchase shares through the fund, contact the fund. You may be required to provide appropriate documentation confirming your eligibility to invest in these share classes. Your Service Agent may receive different compensation depending upon which class you choose.

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service fees	Exchange privilege[1]
Class A	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally lower annual expenses than Class C	Up to 4.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more if you redeem within 18 months of purchase; waived for certain investors	0.15% of average daily net assets	Class A shares of funds sold by the distributor
Class C	• No initial sales charge • Contingent deferred sales charge for only 1 year • Generally higher annual expenses than Class A • Not available through LMIS Accounts	None	1.00% if you redeem within 1 year of purchase; waived for certain investors	0.70% of average daily net assets	Class C shares of funds sold by the distributor
Class FI	• No initial or contingent deferred sales charge • Only offered to Clients of Eligible Financial Intermediaries	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the distributor
Class I*

•  No initial or contingent deferred sales charge

•  Only offered to certain Institutional Investors, Clients of Eligible Financial Intermediaries and other eligible investors

•  Generally lower annual expenses than all classes, except Class IS

		None	None	None	Class I shares of funds sold by the distributor
Class IS*

•  No initial or contingent deferred sales charge

•  Only offered to certain Institutional Investors, Clients of Eligible Financial Intermediaries and other eligible investors

•  Generally lower annual expenses than the other classes

		None	None	None	Class IS shares of funds sold by the distributor

[1]	Ask your Service Agent or the fund about the funds available for exchange.
*	A Service Agent may assess its own commission on certain transactions in Class I and Class IS shares in an amount determined and separately disclosed to you by the Service Agent.

Western Asset New Jersey Municipals Fund	23

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of Service Agent compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by the distributor, the distributor will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.15% of the average daily net assets represented by the Class A shares serviced by them.

Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Service Agent commission as a % of offering price
Less than $100,000	4.25	4.44	4.00
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more[1]	-0-	-0-	up to 1.00

[1]	The distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase, you will pay a contingent deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of shares of funds sold by the distributor to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

Accumulation Privilege – allows you to combine the current value of shares of the fund with other shares of funds sold by the distributor that are owned by:

•	you or
•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Shares of money market funds sold by the distributor that were not acquired by exchange from other funds offered with a sales charge may not be combined. Please contact your Service Agent or the fund for additional information.

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent – allows you to purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of shares of funds sold by the distributor that are purchased during the 13-month period by:

•	you or
•	your spouse and children under the age of 21

are eligible for inclusion under the letter of intent, based on the public offering price at the time of the purchase and any capital appreciation on those shares. In addition, you can include the current value of any eligible holdings toward your asset goal amount.

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If you hold shares of funds sold by the distributor in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your asset goal amount.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your asset goal amount. Please contact your Service Agent for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Shareholders investing in Class A shares through LMIS Accounts
•	Investors who redeemed at least the same amount of Class A shares of a fund sold by the distributor in the past 60 days, if the investor’s Service Agent is notified
•	Directors and officers of any Legg Mason-sponsored fund
•	Employees of Legg Mason and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the fund at 1-877-721-1926 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

Different Service Agents may impose different sales loads or offer different ways to reduce sales loads. These variations are described at the end of this Prospectus in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or the fund, consult the SAI or visit the Legg Mason funds’ website, www.leggmason.com/mutualfunds, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for Legg Mason Funds sales charge and breakpoint information.”

Class C shares

You buy Class C shares at net asset value with no initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%. Class C shares are not available for purchase through LMIS Accounts.

LMIS generally will pay Service Agents selling Class C shares a commission of up to 0.75% of the purchase price of the Class C shares they sell. LMIS will retain the contingent deferred sales charges and an annual distribution and/or service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution and/or service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by them.

Class FI shares

You buy Class FI shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class FI shares serviced by them.

Class I shares and Class IS shares

You buy Class I shares and Class IS shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Class I shares and Class IS shares are not subject to any distribution and/or service fees. However, if you purchase Class I shares or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers pursuant to an agreement with LMIS, the Service Agent may charge you a commission in an amount determined and separately disclosed to you by the Service Agent. In order to purchase Class I shares or Class IS shares, individual investors must meet the eligibility criteria to invest in such shares or purchase such shares through a Service Agent who holds shares through an omnibus account held on the books of the fund.

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More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of the same share class of another fund sold by the distributor

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeem shares of a fund sold by the distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days in any other fund sold by the distributor and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent or the fund for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

To have your contingent deferred sales charge waived, you or your Service Agent must let the fund know at the time you redeem shares that you qualify for such a waiver.

Different Service Agents may offer different contingent deferred sales charge waivers. These variations are described at the end of this Prospectus in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent or the fund, consult the SAI or visit the Legg Mason funds’ website, www.leggmason.com/mutualfunds and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for Legg Mason Funds sales charge and breakpoint information.”

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Institutional Investors — eligible investors

Clients of Eligible Financial Intermediaries

“Clients of Eligible Financial Intermediaries” are investors who invest in the fund through Service Agents that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class A, Class FI, Class I or Class IS shares through a no-load network or platform (“Eligible Investment Programs”). Such investors may include investors who invest in the fund through the program of a Service Agent where the investor typically invests $10 million or more in assets under management in accounts with the Service Agent (“Management Accounts”). Such investors may also include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Eligible Investment Programs may also include college savings vehicles such as Section 529 plans and direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account to a master account in the sponsor’s name. The Service Agent may impose separate investment minimums.

Clients of Eligible Financial Intermediaries may generally invest in Class A, Class FI, Class I or Class IS shares. Class I and Class IS shares are available for exchange from Class A or Class C shares of the fund by participants in Eligible Investment Programs.

Institutional Investors

“Institutional Investors” may include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities. The distributor or the Service Agent may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

Institutional Investors may invest in Class I or Class IS shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A and Class C shares, which have different investment minimums, fees and expenses.

Class FI shares

Class FI shares are offered only to Clients of Eligible Financial Intermediaries.

Class I shares

Class I shares may be purchased by:

•	Institutional Investors who meet the $1,000,000 minimum initial investment requirement;
•	Individual investors investing directly with the fund who meet the $1,000,000 minimum initial investment requirement;
•	Clients of Eligible Financial Intermediaries;
•	Investors investing through a Service Agent acting solely as agent on behalf of its customers pursuant to an agreement with LMIS; and
•	Other investors authorized by LMIS.

Investors who qualify as Clients of Eligible Financial Intermediaries or who participate in Eligible Investment Programs made available through their Service Agents (such as investors in fee-based advisory or mutual fund “wrap” programs) are eligible to purchase, directly or via exchange, Class I shares, among other share classes. In such cases your ability to hold Class I shares may be premised on your continuing participation in a fee-based advisory or mutual fund wrap program.

Your Service Agent may reserve the right to redeem your Class I shares or exchange them for Class A shares of the same fund, as applicable, if you terminate your fee-based advisory or mutual fund wrap program and are no longer eligible for Class I shares. You may be subject to an initial sales charge in connection with such exchange, and you will be subject to the annual distribution and/or service fee applicable to Class A shares. Any redemption may generate a taxable gain or loss and significantly change the asset allocation of your account. Please contact your Service Agent for more information.

Certain waivers of these requirements for individuals associated with the fund, Legg Mason or its affiliates are discussed in the SAI.

Class IS shares

Class IS shares may be purchased by accounts which are not subject to the payment of recordkeeping, account servicing, networking or similar fees by the fund to any intermediary. Class IS shares may be purchased by:

•	Institutional Investors;
•	Clients of Eligible Financial Intermediaries (including Management Accounts);
•	Investors investing through a Service Agent acting solely as agent on behalf of its customers pursuant to an agreement with LMIS; and
•	Other investors authorized by LMIS.

Investors who qualify as Clients of Eligible Financial Intermediaries or who participate in Eligible Investment Programs made available through their Service Agents (such as investors in fee-based advisory or mutual fund “wrap” programs) are eligible to purchase, directly or via exchange, Class IS shares, among other share classes. In such cases your ability to hold Class IS shares may be premised on your continuing participation in a fee-based advisory or mutual fund wrap program.

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Your Service Agent may reserve the right to redeem your Class IS shares or exchange them for Class A shares of the same fund, as applicable, if you terminate your fee-based advisory or mutual fund wrap program and are no longer eligible for Class IS shares. You may be subject to an initial sales charge in connection with such exchange and you will be subject to the annual distribution and/or service fee applicable to Class A shares. Any redemption may generate a taxable gain or loss and significantly change the asset allocation of your account.

Please contact your Service Agent for more information.

Other considerations

Service Agents may choose to impose qualification requirements that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any Service Agent to impose such differing requirements. Please consult with your Service Agent for more information about available share classes.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

28	Western Asset New Jersey Municipals Fund

Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

The fund may not be available for sale in certain states. Prospective investors should inquire as to whether the fund is available for sale in their state of residence.

You must provide the following information for your order to be processed:

•   Name of fund being bought

•   Class of shares being bought

•   Dollar amount or number of shares being bought (as applicable)

•   Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.
Through the fund

Investors should contact the fund at 1-877-721-1926 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699

Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, MA 01581

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares. The fund will accept checks from other fund families and investment companies as long as the registration name on your fund account is the same as that listed on the check.

For more information, please call the fund between 8:00 a.m. and 5:30 p.m. (Eastern time).

Through a systematic investment plan

You may authorize your Service Agent or the fund transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent, (iii) another Legg Mason fund or (iv) certain money market funds, in order to buy shares on a regular basis.

•   Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

•   Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

•   If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

•   For amounts transferred from other Legg Mason funds, please see the section titled “Exchanging shares—Through a systematic exchange plan” in such fund’s prospectus

For more information, please contact your Service Agent or the fund, or consult the SAI.

Additional information about purchases

If you pay with a check or ACH transfer that does not clear or if your payment is not received in a timely manner, your purchase may be cancelled and you may be liable for any loss to the fund. Please note that the fund will not accept cash, money orders, third-party checks, starter checks, internet checks, cashier checks if not received from a financial institution in connection with a transfer of assets, credit card convenience checks and traveler’s checks for purchase of fund shares. The fund and its agents have the right to reject or cancel any purchase due to nonpayment.

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Account registration changes

Changes in registration or certain account options for accounts held directly with the fund must be made in writing. Medallion signature guarantees may be required. (See “Other things to know about transactions—Medallion signature guarantees” below.) All correspondence must include the account number and must be sent to one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699

Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, MA 01581

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Exchanging shares

Generally

You may exchange shares of the fund for the same class of shares of other funds sold by the distributor on any day that both the fund and the fund into which you are exchanging are open for business. For investors who qualify as Clients of Eligible Financial Intermediaries and participate in Eligible Investment Programs made available through their Service Agents (such as investors in fee-based advisory or mutual fund “wrap” programs), an exchange may be made from Class A or Class C shares to Class I or Class IS shares of the same fund under certain limited circumstances. Please refer to the section of this Prospectus titled “Institutional Investors — eligible investors” or contact your Service Agent for more information.

An exchange of shares of one fund for shares of another fund is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange of shares of one class directly for shares of another class of the same fund normally should not be taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

The exchange privilege is not intended as a vehicle for short-term trading. The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•   If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

•   If you bought shares directly from the fund, contact the fund at 1-877-721-1926 to learn which funds are available to you for exchanges

•   Exchanges may be made only between accounts that have identical registrations

•   Not all funds offer all classes

•   Some funds are offered only in a limited number of states. Your Service Agent or the fund will provide information about the funds offered in your state

Always be sure to read the Prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements

•   In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange. You may be charged an initial or contingent deferred sales charge if the shares being exchanged were not subject to a sales charge

•   Except as noted above, your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•   You will generally be required to meet the minimum investment requirement for the class of shares of the fund or share class into which your exchange is made (except in the case of systematic exchange plans)

•   Your exchange will also be subject to any other requirements of the fund or share class into which you are exchanging shares

•   The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone	Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined. Telephone exchanges may be made only between accounts that have identical registrations and may be made on any day the New York Stock Exchange (“NYSE”) is open.

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By mail

Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699
Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, MA 01581

Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•   Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

•   Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

For more information, please contact your Service Agent or the fund or consult the SAI.

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Redeeming shares

Generally

You may redeem shares at their net asset value next determined after receipt by your Service Agent or the fund transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge. Redemptions made through your Service Agent may be subject to transaction fees or other conditions as set by your Service Agent.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

Your redemption proceeds normally will be sent within 2 business days after your request is received in good order, but in any event within 7 days, regardless of the method the fund uses to make such payment (e.g., check, wire or electronic transfer (ACH)). Your proceeds may be delayed for up to 10 days if you redeem shares recently purchased by check.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended beyond 7 days, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds may be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee by your bank on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

Under normal circumstances, the fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. The fund also may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time.

The fund may pay all or a portion of your redemption proceeds by giving you securities (for example, if the fund reasonably believes that a cash redemption may have a substantial impact on the fund and its remaining shareholders). You may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption.

The fund has available an unsecured revolving credit facility (the “Redemption Facility”) that may be used as an additional source of liquidity to fund redemptions of shares. Unless renewed, the Redemption Facility will terminate on November 19, 2018, and there can be no guarantee that it will be renewed.

During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be comprised of less-liquid investments, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.

By mail

Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699

Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, MA 01581

Your written request must provide the following:

•   The fund name, the class of shares being redeemed and your account number

•   The dollar amount or number of shares being redeemed

•   Signature of each owner exactly as the account is registered

•   Medallion signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information.

Western Asset New Jersey Municipals Fund	33

Please have the following information ready when you call: • Name of fund being redeemed • Class of shares being redeemed • The dollar amount or number of shares being redeemed • Account number
Systematic withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $5,000 and each automatic redemption must be at least $50 per transaction per month and $150 quarterly per fund.

The following conditions apply:

•   Redemptions may be made monthly, quarterly, semi-annually or annually

•   If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year

•   You must elect to have all dividends and distributions reinvested

For more information, please contact your Service Agent or the fund or consult the SAI.

34	Western Asset New Jersey Municipals Fund

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund
•	Your account number
•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought
•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)
•	Dollar amount or number of shares being bought, exchanged or redeemed
•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”

The transfer agent or the fund will employ reasonable procedures to confirm that any telephone, electronic or other exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, employing identification numbers, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions, subject to applicable law.

The fund does not consider the U.S. Postal Service or private delivery services to be its agents. Therefore, deposits in the mail or with such delivery services, or receipt at the fund’s post office box, of purchase requests or redemption orders, do not constitute receipt by the fund or its transfer agent.

The fund has the right to:

•	Suspend the offering of shares permanently or for a period of time
•	Waive or change minimum initial and additional investment amounts
•	Reject any purchase or exchange order
•	Change, revoke or suspend the exchange privilege
•	Suspend telephone transactions
•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC
•	Redeem shares if information provided in the application should prove to be incorrect in any manner judged by the fund to be material (e.g., in a manner such as to render the shareholder ineligible to purchase shares of that class)
•	Delay sending out redemption proceeds for up to seven days if, in the judgment of the subadviser, the fund could be adversely affected by immediate payment. The fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC or the Investment Company Act of 1940, as amended
•	Close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

For your protection, the fund or your Service Agent may request additional information in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the fund for more information.

Medallion signature guarantees

To be in good order, your redemption request must include a Medallion signature guarantee if you:

•	Are redeeming shares and sending the proceeds to an address or bank not currently on file
•	Changed your account registration or your address within 30 days
•	Want the check paid to someone other than the account owner(s)
•	Are transferring the redemption proceeds to an account with a different registration

A Medallion signature guarantee may also be required if you:

•	Are making changes to the account registration after the account has been opened; and
•	Are transferring shares to an account in another Legg Mason fund with a different account registration

When a Medallion signature guarantee is called for, the shareholder should have a Medallion signature guarantee stamped under his or her signature. You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, national securities exchanges, registered securities associations and clearing agencies (each an “Eligible Guarantor Institution”), but not from a notary public.

The fund and its agents reserve the right to reject any Medallion signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject Medallion signature guarantees from Eligible Guarantor Institutions. The fund may change the signature guarantee requirements from time to time without prior notice to shareholders.

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Restrictions on the availability of the fund outside the United States

The distribution of this Prospectus and the offering of shares of the fund are restricted in certain jurisdictions. This Prospectus is not an offer or solicitation in any jurisdiction where such offer or solicitation is unlawful, where the person making an offer or solicitation is not authorized to make it or a person receiving an offer or solicitation may not lawfully receive it or may not lawfully invest in the fund. Investors should inform themselves as to the legal requirements within their own country before investing in the fund.

This Prospectus, and the offer of shares hereunder, are not directed at persons outside the United States. In particular, the fund is not intended to be marketed to prospective investors in any member state of the European Union, Iceland, Liechtenstein or Norway (collectively, the “European Economic Area” or “EEA”). No notification or application has been made to the competent authority of any member state of the EEA under the Alternative Investment Fund Managers Directive (or any applicable legislation or regulations made thereunder) to market the fund to investors in the EEA and it is not intended that any such notification or application shall be made.

U.S. citizens with addresses in the United States, and non-U.S. citizens who reside in the United States and have U.S. addresses, are permitted to establish accounts with the fund. For these purposes, the “United States” and “U.S.” include U.S. territories.

The fund generally does not permit persons who do not reside in the United States or who do not have U.S. addresses to establish accounts. Therefore, U.S. citizens residing in foreign countries, as well as non-U.S. citizens residing in foreign countries, generally will not be permitted to establish accounts with the fund.

For further information, you or your Service Agent may contact the fund at 1-877-721-1926 or 1-203-703-6002.

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small account fees/Mandatory redemptions

Small accounts may be subject to a small account fee or to mandatory redemption, as described below. Please contact your Service Agent or the fund for information on the policy applicable to your account.

Small account fees

To offset the relatively higher impact on fund expenses of servicing smaller accounts, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by your Service Agent or by LMIS for LMIS Accounts on the next-to-last business day of the quarter (with an annual maximum of $15.00 per account) if the value of your account is below $1,000 (if applicable, $250 for retirement plans that are not employer-sponsored) for any reason (including declines in net asset value). The small account fee will be charged by redeeming shares in your account. If the value of your account is $3.75 or less, the amount in the account may be exhausted to pay the small account fee. If your Service Agent or LMIS assesses a small account fee, the small account fee will not be assessed on systematic investment plans until the end of the first quarter after the account has been established for 21 months. Payment of the small account fee through a redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

The small account fee will not be charged on, if applicable: (i) Retirement Plans (but will be charged on other plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts); (ii) Legg Mason funds that have been closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents; and (iv) Class FI, Class I and Class IS shares.

If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts of other Legg Mason funds in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges).

The small account fee is calculated on a fund-by-fund basis. If you have accounts in multiple funds, they will not be aggregated for the purpose of calculating the small account fee.

Small account balance liquidations

The fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount.

Some shareholders who hold accounts in multiple classes of the same fund may have those accounts aggregated for the purposes of these calculations. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply

36	Western Asset New Jersey Municipals Fund

to your new purchase. Please contact your Service Agent for more information. Any redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

This policy does not apply to: (i) certain broker-controlled accounts established through the National Securities Clearing Corporation’s Networking system; (ii) qualified retirement plans (such as 401(k) plans, 403(b) plans, profit sharing plans and money purchase plans); (iii) accounts with an active systematic investment plan; (iv) accounts with an active systematic withdrawal plan; (v) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents and (vi) accounts identified to us by the applicable Service Agent as being fee-based accounts.

General

The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, implement fees for other small accounts or change the amount of the fee for small direct accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the fund or consult the SAI.

Frequent trading of fund shares

Frequent purchases and redemptions of fund shares may, in many cases, interfere with the efficient management of the fund, increase fund transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the subadviser may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s investments. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to funds sold by the fund’s distributor and their long-term shareholders, the Board has approved policies and procedures that are intended to detect and discourage excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds sold by the distributor. In the event that an exchange or purchase request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.

Under the fund’s policies and procedures, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected in funds sold by the distributor. A committee established by the manager administers the policy. The policy provides that the committee may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in funds sold by the distributor, if that shareholder has engaged in one or more “Round Trips” across all funds sold by the distributor. However, the committee has the discretion to determine that action is not necessary if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take any action against a shareholder whose trading appears inconsistent with the frequent trading policy, regardless of the number of Round Trips. Examples of the types of actions the committee may take include heightened surveillance of a shareholder account, providing a written warning letter to an account holder, restricting the shareholder from purchasing additional shares in the fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the fund. The committee will generally follow a system of progressive deterrence, although it is not required to do so.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a fund sold by the distributor either preceded or followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of that fund within 30 days of such purchase. Purchases and sales of the fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. These policies and procedures do not apply to money market funds sold by the distributor.

The policies apply to any account, whether a direct account or accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

Western Asset New Jersey Municipals Fund	37

The fund has also adopted policies and procedures to prevent the selective release of information about the fund’s holdings, as such information may be used for market-timing and similar abusive practices.

The policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading.

Although the fund will attempt to monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated. Monitoring of shareholder transactions may only occur for shareholder transactions that exceed a certain transaction amount threshold, which may change from time to time. The fund reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will be entitled to vote your shares and may seek voting instructions from you. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

Confirmations and account statements

If you bought shares directly from the fund, you will receive a confirmation from the fund after each transaction (except a reinvestment of dividends or capital gain distributions, an investment made through the Systematic Investment Plan, exchanges made through a systematic exchange plan and withdrawals made through the Systematic Withdrawal Plan). Shareholders will receive periodic account statements.

To assist you in the management of your account you may direct the transfer agent to send copies of your confirmations and/or periodic statements to another party whom you designate, at no charge.

38	Western Asset New Jersey Municipals Fund

Dividends, other distributions and taxes

Dividends and other distributions

The fund declares dividends from any net investment income daily and pays them monthly. Shares will generally begin to earn dividends on the settlement date of purchase. The fund generally distributes capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends in order to avoid a federal tax.

You can elect to receive dividends and/or other distributions in cash.

Unless you elect to receive dividends and/or other distributions in cash, your dividends and capital gain distributions will be automatically reinvested in shares of the same class you hold, at the net asset value determined on the reinvestment date. You do not pay a sales charge on reinvested distributions or dividends.

If you hold shares directly with the fund and you elect to receive dividends and/or distributions in cash, you have the option to receive such dividends and/or distributions via a direct deposit to your bank account or, provided that the dividend and/or distribution is $10.00 or more, by check. If you choose to receive dividends and/or distributions via check, amounts less than $10.00 will automatically be reinvested in fund shares as described above.

If you do not want dividends and/or distributions in amounts less than $10.00 to be reinvested in fund shares, you must elect to receive dividends and distributions via a direct deposit to your bank account.

If you hold Class A or Class C shares directly with the fund, you may instruct the fund to have your dividends and/or distributions invested in the corresponding class of shares of another fund sold by the distributor, subject to the following conditions:

•	You have a minimum account balance of $10,000 in the fund and

•	The other fund is available for sale in your state.

To change those instructions, you must notify your Service Agent or the fund at least three days before the next distribution is to be paid.

Please contact your Service Agent or the fund to discuss what options are available to you for receiving your dividends and other distributions.

The Board reserves the right to revise the dividend policy or postpone the payment of dividends, if warranted in the Board’s judgment, due to unusual circumstances.

Taxes

The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax-advantaged account. Except as specifically noted, the discussion is limited to federal income tax matters, and does not address state, local, foreign or non-income taxes. Further information regarding taxes, including certain federal income tax considerations relevant to non-U.S. persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about federal, state, local and/or foreign tax considerations that may be relevant to your particular situation.

You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions are expected to be exempt-interest dividends, which are exempt from federal income tax but may be subject to state or local income taxes. Exempt-interest dividends from New Jersey municipal securities will also be exempt from New Jersey state personal income tax. In general, redeeming shares, exchanging shares and receiving distributions other than exempt-interest dividends (whether in cash, additional shares or shares of another fund) are all taxable events. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes, whether or not the shares are held in a taxable account.

The following table summarizes the tax status of certain transactions related to the fund.

Transaction	Federal income tax status	New Jersey personal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares are owned more than one year	Generally excluded from tax
Exempt-interest dividends	Excludable from gross income	Exempt from tax if from interest on New Jersey municipal securities; otherwise generally, ordinary income
Dividends of taxable investment income and distributions of net short-term capital gain	Ordinary income	Exempt from tax if from disposition of New Jersey municipal securities; otherwise, ordinary income
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain	Exempt from tax if attributable to New Jersey municipal securities; otherwise, ordinary income

Western Asset New Jersey Municipals Fund	39

Distributions attributable to short-term capital gains are taxable to you as ordinary income. The fund does not expect any distributions to be treated as qualified dividend income, which for noncorporate shareholders may be taxable at reduced rates. Some exempt-interest dividends may be subject to the federal alternative minimum tax. Distributions of net capital gain reported by the fund as capital gain dividends are taxable to you as long-term capital gain regardless of how long you have owned your shares. Noncorporate shareholders ordinarily pay tax at reduced rates on long-term capital gain.

You may want to avoid buying shares when the fund is about to declare a capital gain distribution because it will be taxable to you even though it may economically represent a return of a portion of your investment.

A Medicare contribution tax is imposed at the rate of 3.8% on all or a portion of net investment income of U.S. individuals if their income exceeds specified thresholds and on all or a portion of undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends (other than exempt-interest dividends) and capital gain distributions paid by the fund and gain on the redemption or exchange of fund shares.

A dividend declared by the fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.

After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received, including exempt-interest dividends, and any redemptions of shares during the previous year. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

40	Western Asset New Jersey Municipals Fund

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.

The fund calculates its net asset value every day the NYSE is open. The fund generally values its securities and other assets and calculates its net asset value as of the scheduled close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at a time other than the scheduled closing time, the fund will calculate its net asset value as of the scheduled closing time. The NYSE is closed on certain holidays listed in the SAI.

In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the fund transfer agent before the scheduled close of regular trading on the NYSE on that day to receive that day’s price. If the NYSE closes early on that day, you must place your order prior to the scheduled closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the fund transfer agent on a timely basis.

Valuation of the fund’s securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to the manager, which generally uses independent third party pricing services approved by the Board. Under the procedures, assets are valued as follows:

•	The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies.
•	Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price (which may be reported at a different time than the time at which the fund’s NAV is calculated) or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies. Investments in mutual funds are valued at the net asset value per share of the class of the underlying fund held by the fund as determined on each business day.
•	The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade. The prices of foreign equity securities typically are adjusted using a fair value model developed by an independent third party pricing service to estimate the value of those securities at the time of closing of the NYSE. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.
•	If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

Western Asset New Jersey Municipals Fund	41

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years, unless otherwise noted. No financial highlights are presented for Class FI and Class IS shares because no Class FI and Class IS shares were outstanding for the periods shown. The returns for Class FI and Class IS shares will differ from those of the other classes to the extent their expenses differ. Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and other distributions. Unless otherwise noted, this information has been derived from the fund’s financial statements for the fiscal year ended 2018, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is incorporated by reference into the fund’s SAI (see back cover) and is included in the fund’s annual report. The information for the years prior to the fiscal year ended 2018 was audited by KPMG LLP, the fund’s prior independent registered public accounting firm. The fund’s annual report is available upon request by calling toll-free 1-877-721-1926.

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class A Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$12.21	$12.72	$12.80	$12.54	$13.34

Income (loss) from operations:
Net investment income	0.46	0.46	0.48	0.47	0.51
Net realized and unrealized gain (loss)	(0.08)	(0.51)	(0.08)	0.26	(0.80)
Total income (loss) from operations	0.38	(0.05)	0.40	0.73	(0.29)

Less distributions from:
Net investment income	(0.47)	(0.46)	(0.48)	(0.47)	(0.51)
Total distributions	(0.47)	(0.46)	(0.48)	(0.47)	(0.51)

Net asset value, end of year	$12.12	$12.21	$12.72	$12.80	$12.54
Total return[2]	3.16%	(0.44)%	3.21%	5.90%	(2.16)%

Net assets, end of year (millions)	$136	$155	$187	$196	$203

Ratios to average net assets:
Gross expenses	0.79%	0.76%	0.76%	0.76%	0.76%
Net expenses	0.79 [3]	0.76 [3]	0.76	0.76	0.76
Net investment income	3.71	3.65	3.81	3.71	4.00

Portfolio turnover rate	24%	18%	22%	5%	9%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

42	Western Asset New Jersey Municipals Fund

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class C Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$12.21	$12.73	$12.80	$12.54	$13.35

Income (loss) from operations:
Net investment income	0.39	0.39	0.41	0.40	0.44
Net realized and unrealized gain (loss)	(0.07)	(0.52)	(0.07)	0.26	(0.82)
Total income (loss) from operations	0.32	(0.13)	0.34	0.66	(0.38)

Less distributions from:
Net investment income	(0.40)	(0.39)	(0.41)	(0.40)	(0.43)
Total distributions	(0.40)	(0.39)	(0.41)	(0.40)	(0.43)

Net asset value, end of year	$12.13	$12.21	$12.73	$12.80	$12.54
Total return[2]	2.67%	(1.09)%	2.71%	5.30%	(2.79)%

Net assets, end of year (millions)	$38	$45	$52	$57	$60

Ratios to average net assets:
Gross expenses	1.35%	1.33%	1.33%	1.34%	1.33%
Net expenses	1.35	1.33	1.33	1.34	1.33
Net investment income	3.15	3.08	3.24	3.13	3.44

Portfolio turnover rate	24%	18%	22%	5%	9%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

Western Asset New Jersey Municipals Fund	43

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class I Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$12.22	$12.73	$12.81	$12.55	$13.36

Income (loss) from operations:
Net investment income	0.48	0.48	0.50	0.49	0.53
Net realized and unrealized gain (loss)	(0.07)	(0.51)	(0.08)	0.26	(0.81)
Total income (loss) from operations	0.41	(0.03)	0.42	0.75	(0.28)

Less distributions from:
Net investment income	(0.50)	(0.48)	(0.50)	(0.49)	(0.53)
Total distributions	(0.50)	(0.48)	(0.50)	(0.49)	(0.53)

Net asset value, end of year	$12.13	$12.22	$12.73	$12.81	$12.55
Total return[2]	3.36%	(0.28)%	3.39%	6.06%	(2.08)%

Net assets, end of year (000s)	$40,866	$40,466	$36,598	$28,283	$18,519

Ratios to average net assets:
Gross expenses	0.67%	0.67%	0.70%	0.68%	0.69%
Net expenses[3,4]	0.60	0.60	0.60	0.60	0.60
Net investment income	3.90	3.82	3.97	3.86	4.14

Portfolio turnover rate	24%	18%	22%	5%	9%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

44	Western Asset New Jersey Municipals Fund

Appendix: Waivers and Discounts Available from Certain Service Agents

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase fund shares directly from the fund or through another financial intermediary to receive these waivers or discounts.

MERRILL LYNCH

Effective April 10, 2017, shareholders purchasing fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or SAI.

Initial sales charge waivers on Class A shares

Investors purchasing Class A shares of the fund through a Merrill Lynch, Pierce, Fenner & Smith Incorporated platform or account (“Merrill Lynch Accounts”) are eligible for a waiver of the initial sales load on certain purchases of Class A shares that may differ from others described in this Prospectus. Merrill Lynch Accounts that are eligible for the waiver include: (i) employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan; (ii) shares purchased by or through a Section 529 plan; (iii) shares purchased through a Merrill Lynch affiliated investment advisory program; (iv) shares purchased by third-party investment advisers on behalf of their advisory clients through Merrill Lynch’s platform; (v) shares of funds purchased through the Merrill Edge Self-Directed platform; (vi) shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family); (vii) shares exchanged from Class C (i.e., level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date; (viii) employees and registered representatives of Merrill Lynch or its affiliates and their family members; (ix) Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this Prospectus; and (x) shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

Contingent deferred sales charge waivers on Class A and C shares available at Merrill Lynch

Investors holding shares subject to a contingent deferred sales charge through Merrill Lynch Accounts are eligible for a waiver of the contingent deferred sales charge on the redemption of shares: (i) due to the death or disability of the shareholder; (ii) as part of a systematic withdrawal plan as described in this Prospectus; (iii) due to the return of excess contributions from an IRA Account; (iv) as part of a required minimum distribution for IRAs and retirement accounts due to the shareholder reaching age 70 1/2; (v) sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch; (vi) acquired through the Right of Reinstatement; and (vii) held in retirement brokerage accounts that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable only to Class A shares and Class C shares).

Front-end load discounts on Class A shares

The following discounts are available on purchases of Class A shares through Merrill Lynch Accounts: (i) breakpoints in the Class A sales charge schedule described in this Prospectus; (ii) rights of accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holdings of fund family assets held by accounts within the purchaser’s household at Merrill Lynch; eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial adviser about such assets; and (iii) letters of intent (LOI), which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time.

Class A or Class A2 (as applicable) Sales Charge Waivers Available Only Through Certain Service Agents

Class A or Class A2 shares may be purchased at net asset without a sales charge by employees of any Service Agents that offer this waiver to their employees or employee-related accounts.

Western Asset New Jersey Municipals Fund	A-1

AMERIPRISE FINANCIAL

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase fund shares through Ameriprise Financial:

Effective June 1, 2018, shareholders purchasing fund shares through an Ameriprise Financial platform or account are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI:

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).
•	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.
•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s,
403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

MORGAN STANLEY WEALTH MANAGEMENT

Front-End Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management:

Effective July 1, 2018, shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this fund’s Prospectus or SAI.

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
•	Shares purchased through a Morgan Stanley self-directed brokerage account.
•	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

A-2	Western Asset New Jersey Municipals Fund

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Bank account information, legal documents, and identity verification documentation;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;
•	Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;
•	Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;
•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmasonfunds.com, or contact the Funds at 1-877-721-1926. Revised April 2018.

THIS PAGE IS NOT PART OF THE PROSPECTUS

Western Asset

New Jersey Municipals Fund

You may visit www.leggmason.com/mutualfundsliterature for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The independent registered public accounting firm’s report and financial statements in the fund’s Annual Report are incorporated by reference into (are legally a part of) this Prospectus.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling the fund at 1-877-721-1926, or by writing to the fund at 100 First Stamford Place, Attn: Shareholder Services – 5th Floor, Stamford, Connecticut 06902.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, Washington, D.C. 20549-1520.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no. 811-04254)

FD0231ST 08/18

Prospectus     August 1, 2018

Share class (Symbol): A (SBNYX), C (SBYLX), FI (—), I (SNPYX), IS (SNIPX)

WESTERN ASSET

NEW YORK MUNICIPALS FUND

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

The fund seeks as high a level of income exempt from regular federal income tax and New York state and New York City personal income taxes as is consistent with prudent investing.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds distributed through Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your Service Agent, in the fund’s Prospectus on page 24 under the heading “Sales charges,” in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A-1 of the fund’s Prospectus and in the fund’s Statement of Additional Information (“SAI”) on page 78 under the heading “Sales Charge Waivers and Reductions for Class A Shares.” “Service Agents” include banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with LMIS to sell shares of the fund.

If you purchase Class I shares or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers, that Service Agent may charge you a commission. Such commissions, if any, are not charged by the fund and are not reflected in the fee table or expense example below.

Shareholder fees
(fees paid directly from your investment)
	Class A	Class C	Class FI	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25[1,2]	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[3]	None[4]	1.00	None	None	None
Small account fee[5]	$15	$15	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class FI	Class I	Class IS
Management fees	0.50	0.50	0.50	0.50	0.50
Distribution and/or service (12b-1) fees	0.15	0.70	0.25	None	None
Other expenses	0.10	0.11	0.25[6]	0.12	0.05[6]
Total annual fund operating expenses	0.75	1.31	1.00	0.62	0.55
Fees waived and/or expenses reimbursed	N/A	N/A	(0.15)[7]	(0.02)[7]	—[7]
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.75	1.31	0.85	0.60	0.55

[1]	The sales charge is waived for shareholders purchasing Class A shares through accounts where LMIS is the broker-dealer of record (“LMIS Accounts”).
[2]	Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the sales charge. For additional information, see “Sales charges” in the Prospectus.
[3]	Maximum deferred sales charge (load) may be reduced over time.
[4]	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.
[5]	If the value of your account is below $1,000, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by the fund or your Service Agent (with an annual maximum of $15.00 per account). Please contact your Service Agent or the fund for more information.
[6]	“Other expenses” for Class FI and Class IS shares are estimated for the current fiscal year. Actual expenses may differ from estimates.

2	Western Asset New York Municipals Fund

[7]	The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.85% for Class FI shares, 0.60% for Class I shares and 0.55% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	498	654	824	1,315
Class C (with redemption at end of period)	233	414	717	1,578
Class C (without redemption at end of period)	133	414	717	1,578
Class FI (with or without redemption at end of period)	87	303	537	1,209
Class I (with or without redemption at end of period)	61	196	343	772
Class IS (with or without redemption at end of period)	56	176	307	689

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the fund invests at least 80% of its assets in “New York municipal securities.” New York municipal securities are securities and other investments with similar economic characteristics the interest on which is exempt from regular federal income tax and New York state and New York City personal income taxes but which may be subject to the federal alternative minimum tax. The fund’s 80% policy may not be changed without a shareholder vote.

New York municipal securities include debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, determined to be of comparable credit quality by the subadviser), but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).

The fund may also invest in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in municipal securities.

Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives, including options, futures contracts and inverse floating rate instruments issued in tender option bond transactions, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the fund’s 80% policy. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in the Prospectus.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. The fund may leverage its assets by investing proceeds received through tender option bond transactions, which is considered a form of borrowing. See “More on the fund’s investment strategies, investments and risks—Tender option bonds” in the Prospectus.

Western Asset New York Municipals Fund	3

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Principal risks

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. The following is a summary description of certain risks of investing in the fund.

Market and interest rate risk. The value of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. If the value of the securities owned by the fund falls, the value of your investment will decline. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Interest rates have been historically low, so the fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.

The maturity of a security may be significantly longer than its duration. A security’s maturity and other features may be more relevant than its duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.

Market events risk. In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

High yield (“junk”) bonds risk. High yield bonds are generally subject to greater credit risks than higher-grade bonds, including the risk of default on the payment of interest or principal. High yield bonds are considered speculative, tend to be less liquid and are more difficult to value than higher grade securities. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.

Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations

4	Western Asset New York Municipals Fund

remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

Leveraging risk. The value of your investment may be more volatile if the fund borrows or uses derivatives or other investments that have a leveraging effect on the fund’s portfolio. Other risks described in the Prospectus also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets.

Tender option bond risk. Tender option bond transactions expose the fund to leverage and credit risk, and generally involve greater risk than investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive on inverse floating rate debt instruments (“inverse floaters”) acquired in such transactions vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the risk of leverage will be increased to the extent that the fund invests the proceeds that it receives from the sale of floating rate securities in a tender option bond transaction in other securities. Inverse floaters will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for inverse floaters can be volatile, and inverse floaters can have limited liquidity. Investments in inverse floaters issued in tender option bond transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives.

Liquidity risk. Some assets held by the fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).

Tax risk. The income on the fund’s municipal securities could become subject to regular federal income and New York state and New York City personal income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities. All or a portion of the fund’s dividends that are exempt from regular federal income tax may nevertheless be taken into account for purposes of federal alternative minimum tax.

Prepayment or call risk. Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Risks relating to investments in municipal securities. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or worsen.

Risks associated with focusing on investments in New York municipal securities. The fund focuses its investments on New York municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting New York municipal issuers. Also, the fund may be more volatile than a more geographically diverse fund.

Investment company and ETF risk. Investing in securities issued by investment companies, including ETFs, involves risks similar to those of investing directly in the securities and other assets held by the investment company or ETF. Unlike shares of typical mutual funds, shares of ETFs are traded on an exchange throughout a trading day and bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. The trading price of an ETF is expected to closely track the actual net asset value of the ETF, and the fund will generally gain or lose value consistent with the performance of the ETF’s portfolio securities. The fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the fund will indirectly bear its pro rata share of the fees and expenses incurred by a fund it invests in, including advisory fees. These expenses are in addition to the advisory and other expenses that the fund bears directly in connection with its own operations. An ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

Western Asset New York Municipals Fund	5

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect, or if there are imperfections, errors or limitations in the tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.

Redemption risk. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data (including private shareholder information), or proprietary information, or cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality.

These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.

6	Western Asset New York Municipals Fund

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark and an average. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value, available at

www.leggmason.com/mutualfunds (select fund and share class), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Best Quarter (09/30/2009): 6.40    Worst Quarter (12/31/2010): (4.69)

The year-to-date return as of the most recent calendar quarter, which ended June 30, 2018, was 0.05

Average annual total returns (%)
(for periods ended December 31, 2017)

Class A	1 year	5 years	10 years
Return before taxes	(0.34)	1.10	3.52
Return after taxes on distributions	(0.34)	1.09	3.51
Return after taxes on distributions and sale of fund shares	1.34	1.67	3.62

Other Classes (Return before taxes only)
Class C	2.47	1.40	3.39
Class I	4.21	2.12	4.11
Bloomberg Barclays New York Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	5.09	3.00	4.38
Lipper New York Municipal Debt Funds Category Average (reflects fees and expenses but no deduction for sales charges or taxes)	4.57	2.52	3.78

The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns for classes other than Class A will vary from returns shown for Class A. Returns after taxes on distributions and sale of fund shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of fund shares.

Western Asset New York Municipals Fund	7

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

Subadviser: Western Asset Management Company, LLC (formerly known as Western Asset Management Company)

Investment professionals: S. Kenneth Leech (Chief Investment Officer), Robert E. Amodeo (Head of Municipals) and David T. Fare (Portfolio Manager). Mr. Fare has been a part of the portfolio management team for the fund since 1998. Mr. Amodeo has been a part of the portfolio management team for the fund since 2007. Mr. Leech has been a part of the portfolio management team for the fund since 2014. These investment professionals, all of whom are employed by Western Asset, work together with a broader investment management team.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
	Class A	Class C1	Class FI	Class I	Class IS
General	1,000/50	1,000/50	N/A	1 million/None[2]	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	1 million/None[2]	N/A
Systematic Investment Plans	50/50	50/50	N/A	1 million/None[2],3	N/A3
Clients of Eligible Financial Intermediaries	None/None	N/A	None/None	None/None[4]	None/None[4]
Eligible Investment Programs	None/None	N/A	None/None	None/None	None/None
Institutional Investors	1,000/50	1,000/50	N/A	1 million/None	1 million/None

[1]	Class C shares are not available for purchase through LMIS Accounts.
[2]	Available to investors investing directly with the fund.
[3]	Investors investing through a Systematic Investment Plan who purchase Class I or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $50/$50. If a Service Agent does not have this arrangement in place with LMIS, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.
[4]	Individual investors who purchase Class I shares or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $1,000/$50. If a Service Agent does not have this arrangement in place with LMIS, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

Your Service Agent may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your Service Agent, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 1-877-721-1926, by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail at Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581.

Tax information

The fund intends to distribute income that is generally exempt from regular federal income and New York state and New York City personal income taxes. A portion of the fund’s distributions may be subject to such taxes and/or to the federal alternative minimum tax.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay Service Agents for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your Service Agent or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your Service Agent’s or salesperson’s website for more information.

8	Western Asset New York Municipals Fund

More on the fund’s investment strategies, investments and risks

Important information

The fund seeks as high a level of income exempt from regular federal income tax and New York state and New York City personal income taxes as is consistent with prudent investing.

The fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval and on notice to shareholders.

There is no assurance that the fund will meet its investment objective.

Under normal circumstances, the fund invests at least 80% of its assets in New York municipal securities.

The fund’s 80% investment policy may not be changed without shareholder approval.

The fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information (“SAI”).

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

New York municipal securities

New York municipal securities include debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, and investments with similar economic characteristics, the income from which is exempt from regular federal income and New York State and New York City personal income taxes. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

New York municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund particular projects, such as those relating to education, health care, transportation and utilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

The fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.

The fund purchases municipal securities the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular federal income and New York State and New York City personal income taxes. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state authorities will agree with bond counsel’s opinion. If the IRS or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income and/or New York State and New York City personal income taxes, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax treatment of municipal securities held by the fund.

Some of the fund’s income distributions may be, and distributions of any gains generally will be, subject to regular federal income and New York State and New York City personal income taxes. Some of the fund’s income that is exempt from regular federal income tax may be subject to the federal alternative minimum tax. In addition, under current law, distributions of the fund’s income and gains generally are subject to state and local tax for investors that reside in states other than New York.

Subject to the fund’s 80% policy, the fund may purchase other securities whose interest is subject to regular federal income and New York State and New York City personal income taxes.

Western Asset New York Municipals Fund	9

Maturity

Although the fund may invest in securities of any maturity, the fund will normally invest in securities that have remaining maturities at the time of purchase from one to more than thirty years. The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due.

Credit quality

The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above, or, if unrated, determined to be of comparable credit quality by the subadviser), but may invest up to 20% of its assets in below investment grade bonds (that is, securities rated below the Baa/BBB categories, or, if unrated, determined to be below investment grade by the subadviser). Below investment grade securities are commonly referred to as “high yield” or “junk” bonds.

If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO. Rating categories may include sub-categories or gradations indicating relative standing.

Derivatives

The fund may engage in a variety of transactions using derivatives, such as futures, options, interest rate swaps and other swaps (including buying and selling credit default swaps), warrants and other synthetic instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments or indexes. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio
•	As a means of changing investment characteristics of the fund’s portfolio
•	As a means of attempting to enhance returns
•	As a means of providing additional exposure to types of investments or market factors
•	As a substitute for buying or selling securities
•	As a cash flow management technique

The fund from time to time may sell protection on debt securities by entering into credit default swaps. In these transactions, the fund is generally required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, the fund receives from the counterparty a periodic stream of payments over the term of the contract. If no default occurs, the fund keeps the stream of payments and has no payment obligations. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its net assets, the fund would be subject to loss on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may also be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).

The fund may buy credit default swaps to hedge against the risk of default of debt securities held in its portfolio or for other reasons. As the buyer of a credit default swap, the fund would make the stream of payments described in the preceding paragraph to the seller of the credit default swap and would expect to receive from the seller a payment in the event of a default on the underlying debt security or other specified event.

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivative transactions may have a leveraging effect on the fund.

Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If the segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

Instead of, and/or in addition to, investing directly in particular securities, the fund may use derivatives and other synthetic instruments that are intended to provide economic exposure to securities, issuers or other measures of market or economic value. The fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the fund’s 80% policy.

The fund’s subadviser may choose not to make use of derivatives.

10	Western Asset New York Municipals Fund

Other fixed income securities

Subject to the fund’s 80% policy, the fund may purchase fixed income securities that pay interest that is subject to regular federal income and/or New York state or New York City personal income taxes. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed, usually at the maturity of the security. These securities may pay fixed, variable or floating rates of interest. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are issued at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. “Fixed income securities” are commonly referred to as “notes,” “loans,” “debt,” “debt obligations,” “debt securities,” “corporate debt,” “bonds” and “corporate bonds,” and these terms are used in this Prospectus interchangeably, and, where used, are not intended to be limiting.

Variable and floating rate securities

Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline. The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). Interest payments on inverse floaters vary inversely with changes in interest rates. Inverse floaters pay higher interest (and therefore generally increase in value) when interest rates decline, and vice versa. An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Structured instruments

The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. The interest rate or principal amount payable at maturity on a structured instrument may vary based on changes in one or more specified reference factors, such as currencies, interest rates, commodities, indices or other financial indicators. Changes in the underlying reference factors may result in disproportionate changes in amounts payable under a structured instrument. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened liquidity risk.

Tender option bonds

In a tender option bond transaction, the fund transfers securities (typically municipal bonds or other municipal securities) into a special purpose entity, referred to as a tender option bond trust (a “TOB Trust”). The TOB Trust generally issues floating rate notes to third parties and residual interest tender option bonds to the fund. The net proceeds of the sale of the floating rate notes, after expenses, are received by the fund and may be invested in additional securities. The residual interest tender option bonds are inverse floaters, as the return on those bonds is inversely related to changes in a specified interest rate. Distributions on the inverse floaters paid to the fund will be reduced or, in the extreme, eliminated as short-term interest rates rise and will increase when such interest rates fall. Floating rate notes issued by a TOB Trust may be senior to the inverse floaters held by the fund. The fund may enter into tender option bond transactions on either a non-recourse or recourse basis. If the fund invests in a TOB Trust on a recourse basis, it will bear the risk of loss with respect to any liquidation of the TOB Trust. The fund will look through to the underlying securities held by a TOB Trust for purposes of calculating compliance with the fund’s 80% policy. Tender option bond transactions create leverage to the extent the fund invests the net proceeds of the floating rate notes in additional securities, and are considered a form of borrowing.

Equity securities

Although the fund invests principally in fixed income securities and related investments, the fund may from time to time invest in or receive equity securities and equity-like securities, which may include warrants, rights, exchange traded and over-the-counter common stocks, preferred stock, depositary receipts, trust certificates, limited partnership interests and shares of other investment companies, including exchange-traded funds, and real estate investment trusts. The fund may invest in or receive equity securities for which there exists no private or public market.

Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. Equity securities typically fluctuate in price more than fixed income securities.

Warrants and rights permit, but do not obligate, their holders to subscribe for other securities. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.

Western Asset New York Municipals Fund	11

Zero coupon, pay-in-kind and deferred interest securities

Zero coupon, pay-in-kind and deferred interest securities may be used by issuers to manage cash flow and maintain liquidity. Zero coupon securities pay no interest during the life of the obligation but are issued at prices below their stated maturity value. Because zero coupon securities pay no interest until maturity, their prices may fluctuate more than other types of securities with the same maturity in the secondary market. However, zero coupon bonds are useful as a tool for managing duration.

Pay-in-kind securities have a stated coupon, but the interest is generally paid in the form of obligations of the same type as the underlying pay-in-kind securities (e.g., bonds) rather than in cash. These securities are more sensitive to the credit quality of the underlying issuer and their secondary market prices may fluctuate more than other types of securities with the same maturity.

Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.

Certain zero coupon, pay-in-kind and deferred interest securities are subject to tax rules applicable to debt obligations acquired with “original issue discount.” The fund would generally have to accrue income on these securities for federal income tax purposes before it receives corresponding cash payments. Because the fund intends to make sufficient annual distributions of its taxable income, including accrued non-cash income, in order to maintain its federal income tax status and avoid fund-level income and excise taxes, the fund might be required to liquidate portfolio securities at a disadvantageous time, or borrow cash, to make these distributions. The fund also accrues income on these securities prior to receipt for accounting purposes. To the extent it is deemed collectible, accrued income is taken into account when calculating the value of these securities and the fund’s net asset value per share, in accordance with the fund’s valuation policies.

When-issued securities, delayed delivery, to be announced and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery, to be announced or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss, for example, if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has set aside to cover these positions. Recently finalized rules by the Financial Industry Regulatory Authority (“FINRA”) impose mandatory margin requirements for certain types of when-issued, to be announced or forward commitment transactions, with limited exceptions. Such transactions historically have not been required to be collateralized, and mandatory collateralization could increase the cost of such transactions and impose added operational complexity.

Short-term investments

The fund may invest, directly or indirectly, in cash, money market instruments and short-term securities, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. Bank obligations include bank notes, certificates of deposit, time deposits, banker’s acceptances and other similar obligations. A repurchase agreement is a transaction in which the fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the fund at a higher price. The repurchase agreement thereby determines the yield during the fund’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security held by the fund. The fund may also invest in money market funds, which may or may not be registered under the 1940 Act and/or affiliated with the fund’s manager or the subadviser. The return on investment in these money market funds may be reduced by such money market funds’ operating expenses in addition to the fund’s own fees and expenses. As such, there is a layering of fees and expenses.

Borrowings and reverse repurchase agreements

The fund may enter into borrowing transactions. Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.

The fund may enter into reverse repurchase agreements, which have characteristics like borrowings. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the cash received.

Credit downgrades and other credit events

Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the subadviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses in an effort to protect the fund’s interest in securities experiencing these events.

12	Western Asset New York Municipals Fund

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing in any type of taxable money market instruments and short-term debt securities or holding cash without regard to any percentage limitations. Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Other investments

The fund may also use other strategies and invest in other investments that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of investments described in this Prospectus or in the SAI. New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, the fund may invest in new types of securities and instruments.

Percentage and other limitations

For purposes of the fund’s limitations expressed as a percentage of assets or net assets, the term “assets” or “net assets,” as applicable, means net assets plus the amount of any borrowings for investment purposes. The fund’s compliance with its investment limitations and requirements described in this Prospectus is usually determined at the time of investment. If such a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in asset values or characteristics, a sale of securities or a change in credit quality will not constitute a violation of that limitation.

Selection process

The subadviser selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from changes in market conditions. In selecting individual securities, the subadviser:

•	Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market
•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as education, housing, hospital and industrial development, based on their apparent relative values
•	Considers the yields available for securities with different maturities and a security’s maturity in light of the outlook for the issuer, its sector and interest rates
•	Seeks to identify individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

More on risks of investing in the fund

Market and interest rate risk. The value of fixed income and other securities owned by the fund may go up or down, sometimes rapidly or unpredictably. If the value of the securities owned by the fund falls, the value of your investment in the fund will decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not typically have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.

The value of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities, and therefore the value of your investment in the fund, generally goes down. Interest rates have been historically low, so the fund faces a heightened risk that interest rates may rise. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. However, calculations of duration and maturity may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non-U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the fund’s yield will decline. Also, when interest rates decline, investments made by the fund may pay a lower interest rate, which would reduce the income received by the fund.

Market events risk. In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative

Western Asset New York Municipals Fund	13

interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

Credit risk. The value of your investment in the fund could decline if the issuer of a security held by the fund or another obligor for that security (such as a party offering credit enhancement) fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy. The value of your investment in the fund could also decline if the credit rating of a security held by the fund is downgraded or the credit quality or value of any assets underlying the security declines. If the fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, the number of municipal insurers is relatively small, and, as a result, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. Also, the fund may incur expenses in an effort to protect the fund’s interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics. Credit risk is typically greatest for the fund’s high yield debt securities, which are rated below the Baa/BBB categories or unrated securities of comparable quality (“junk” bonds).

The fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. The fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities.

High yield (“junk”) bonds risk. High yield bonds, often called “junk” bonds, have a higher risk of issuer default or may be in default and are considered speculative. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. High yield bonds may also be less liquid than higher-rated securities, which means the fund may have difficulty selling them at times, and it may have to apply a greater degree of judgment in establishing a price for purposes of valuing fund shares. High yield bonds generally are issued by less creditworthy issuers. Issuers of high yield bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders. The fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. High yield bonds frequently have redemption features that permit an issuer to repurchase the security from the fund before it matures. If the issuer redeems high yield bonds, the fund may have to invest the proceeds in bonds with lower yields and may lose income.

Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates, or the derivatives themselves behave in a way not anticipated by the fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect which may increase investment losses and increase the fund’s volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The other parties to certain derivatives transactions present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity except through the counterparty to the instrument. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the additional regulations are not yet fully known and may not be for some time.

14	Western Asset New York Municipals Fund

Investments by the fund in structured securities, a type of derivative, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.

Swap agreements tend to shift the fund’s investment exposure from one type of investment to another. For example, the fund may enter into interest rate swaps, which involve the exchange of interest payments by the fund with another party, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. If an interest rate swap intended to be used as a hedge negates a favorable interest rate movement, the investment performance of the fund would be less than what it would have been if the fund had not entered into the interest rate swap.

Credit default swap contracts involve heightened risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value. If the fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the fund would also be subject to credit risk relating to the seller’s payment of its obligations in the event of a default (or similar event). If the fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of a default (or similar event).

The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires certain swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The fund will assume the risk that the clearinghouse may be unable to perform its obligations.

The fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the fund to post margin and the broker may require the fund to post additional margin to secure the fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the fund to deposit larger amounts of margin. The fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the fund to terminate a derivatives position under certain circumstances. This may cause the fund to lose money.

Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund’s assets is committed to derivatives in general or is invested in just one or a few types of derivatives.

Leveraging risk. The value of your investment may be more volatile if the fund borrows or uses derivatives or other investments that have a leveraging effect on the fund’s portfolio. Other risks described in the Prospectus also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets.

Tender option bond risk. Tender option bond transactions expose the fund to leverage and credit risk, and generally involve greater risk than investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive on inverse floating rate debt instruments (“inverse floaters”) acquired in such transactions vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the risk of leverage will be increased to the extent that the fund invests the proceeds that it receives from the sale of floating rate securities in a tender option bond transaction in other securities. Inverse floaters will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for inverse floaters can be volatile, and inverse floaters can have limited liquidity. Investments in inverse floaters issued in tender option bond transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives. Tender option bond transactions may not receive the tax, accounting or regulatory treatment that is anticipated by the fund.

Liquidity risk. Liquidity risk exists when particular investments are impossible or difficult to sell. Although most of the fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the fund, particularly during periods of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, the fund may suffer a loss. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector. Further, certain securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The fund will not receive its sales proceeds until that time, which may constrain the fund’s ability to meet its obligations (including obligations to redeeming shareholders).

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in ”Annual fund operating expenses” for a variety of reasons. For example, expenses may be higher if average net assets decrease, as a result of redemptions or otherwise, or

Western Asset New York Municipals Fund	15

if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Tax risk. There is no guarantee that the income on the fund’s municipal securities will remain exempt from regular federal income and New York state and New York City personal income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or New York state and New York City personal income taxes, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to fund shareholders could be recharacterized as taxable.

Some of the fund’s income distributions may be subject to regular federal income tax and/or New York state and New York City personal income taxes, and distributions of any capital gains generally will be subject to regular federal income and New York state and New York City personal income taxes. All or a portion of the fund’s dividends that are exempt from regular federal income tax may nevertheless be taken into account for purposes of federal alternative minimum tax. Distributions of the fund’s income and capital gains will generally be subject to state and local taxes for investors that reside in states other than New York that impose such taxes.

Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.

Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.

Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Risks relating to investments in municipal securities. Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of U.S. federal programs providing financial support. Where municipal securities are issued to finance particular projects, such as those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse conditions and developments in those sectors can result in lower revenues to issuers of municipal securities, potentially resulting in defaults, and can also have an adverse effect on the broader municipal securities market.

There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and liquid than other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Risks associated with focusing on investments in New York municipal securities. The fund focuses its investments on New York municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting New York municipal issuers. As the City of New York serves as the heart of the nation’s financial services industry, the overall level of financial market activity and volatility in U.S. equity markets pose a particularly large degree of uncertainty for the State. State and local tax revenues could be adversely affected by factors such as depressed levels of financial market activity, volatility in equity markets, fluctuations in energy prices, changes in real estate markets, and lower than projected employment levels and wages. Health care costs and the State’s retirement benefit costs and pension liabilities continue to increase. Changes in federal law or regulation, federal budgetary changes or other actions may lead to reductions in federal spending. Further reductions in federal funding or other changes that increase state spending could place additional strain on the State and local governments and may have a negative effect on their ability to meet their obligations. Furthermore, local municipal issuers in New York often are dependent on the state government for a portion of their revenues. These and other factors may affect adversely the ability of the issuers of New York municipal securities

16	Western Asset New York Municipals Fund

to make required payments of interest and principal, as well as the market value and marketability of municipal securities held by the fund. The foregoing and other factors may result in losses to the fund. In addition, if the fund has difficulty finding high quality New York municipal securities to purchase, the amount of the fund’s income that is subject to New York taxes could increase. Also, the fund may be more volatile than a more geographically diverse fund. More detailed information about the economy of New York may be found in the SAI.

Investment company and ETF risk. Investing in securities issued by investment companies, including ETFs, involves risks similar to those of investing directly in the securities and other assets held by the investment company or ETF. Unlike shares of typical mutual funds, shares of ETFs are traded on an exchange throughout a trading day and bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. The trading price of an ETF is expected to closely track the actual net asset value of the ETF, and the fund will generally gain or lose value consistent with the performance of the ETF’s portfolio securities. The fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the fund will indirectly bear its pro rata share of the fees and expenses incurred by a fund it invests in, including advisory fees. These expenses are in addition to the advisory and other expenses that the fund bears directly in connection with its own operations. An ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The value of non-U.S. securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the fund determines its net asset value. The fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If the fund holds cash uninvested, the fund will not earn income on the cash and the fund’s yield will go down. If a significant amount of the fund’s assets is used for cash management or defensive investing purposes, it may not achieve its investment objective.

Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect, or if there are imperfections, errors or limitations in the tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.

Redemption risk. The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the fund could hurt performance and/or cause the remaining shareholders in the fund to lose money. The fund’s redemption risk is increased if one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the fund’s manager. If the fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.

Operational risk. Your ability to transact with the fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The fund and its shareholders could be negatively impacted as a result.

Cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data (including private shareholder information), or proprietary information, or cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality.

Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Portfolio holdings

A description of the fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI. The fund posts its complete portfolio holdings at www.leggmason.com/mutualfunds (click on the name of the fund) on a quarterly basis. The fund intends to post its

Western Asset New York Municipals Fund	17

complete portfolio holdings 14 calendar days following the quarter-end. The fund intends to post partial information concerning the fund’s portfolio holdings (such as top 10 holdings or sector breakdowns, for example) on the Legg Mason funds’ website on a monthly basis. The fund intends to post this partial information 10 business days following each month-end. Such information will remain available until the next month’s or quarter’s holdings are posted.

18	Western Asset New York Municipals Fund

More on fund management

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of March 31, 2018, LMPFA’s total assets under management were approximately $178.8 billion.

Western Asset Management Company, LLC (formerly known as Western Asset Management Company) (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of March 31, 2018, the total assets under management of Western Asset and its supervised affiliates were approximately $426 billion.

LMPFA pays the subadviser a portion of the management fee that it receives from the fund. The fund does not pay any additional advisory or other fees for advisory services provided by Western Asset.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of March 31, 2018, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $754.1 billion.

Investment professionals

The fund is managed by a broad team of investment professionals. Senior members of the portfolio management team are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. They work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are S. Kenneth Leech (Chief Investment Officer), Robert E. Amodeo (Head of Municipals) and David T. Fare (Portfolio Manager). Mr. Fare has been a part of the portfolio management team for the fund since 1998. Mr. Amodeo has been a part of the portfolio management team for the fund since 2007. Mr. Leech has been a part of the portfolio management team for the fund since 2014. Messrs. Leech, Amodeo and Fare have been employed by Western Asset as investment professionals for at least the past five years.

The SAI provides information about the compensation of the investment professionals, other accounts managed by the investment professionals and any fund shares held by the investment professionals.

Management fee

The fund pays a management fee at an annual rate of 0.50% of its average daily net assets.

For the fiscal year ended March 31, 2018, the fund paid LMPFA an effective management fee of 0.50% of the fund’s average daily net assets for management services.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Annual Report for the period ended March 31, 2018.

Expense limitation

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.85% for Class FI shares, 0.60% for Class I shares and 0.55% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2019, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual fund operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Additional information

The fund enters into contractual arrangements with various parties, including, among others, the fund’s investment manager and the subadviser, who provide services to the fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, those contractual arrangements.

This Prospectus and the SAI provide information concerning the fund that you should consider in determining whether to purchase shares of the fund. The fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

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Distribution

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a shareholder services and distribution plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, the fund pays distribution and/or service fees based on an annualized percentage of average daily net assets of up to 0.15% for Class A shares; up to 0.70% for Class C shares; and up to 0.25% for Class FI shares. Payments by the fund under its plan go to LMIS, financial intermediaries and other parties that provide services in connection with or are otherwise involved in the distribution of its shares or administration of plans or programs that use its shares as their funding medium, and to reimburse certain other expenses and payments. From time to time, LMIS and/or financial intermediaries may agree to a reduction or waiver of these fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares and Class IS shares are not subject to distribution and/or service fees under the plan.

Additional payments

In addition to payments made to intermediaries under the fund’s shareholder services and distribution plan and other payments made by the fund for shareholder services and/or recordkeeping, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as Service Agents through which investors may purchase shares of the fund, including your Service Agent. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the distributor, the manager and/or their affiliates, and the recipients of these payments.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your Service Agent for details about revenue sharing payments it receives or may receive. Additional information about revenue sharing payments is available in the SAI. Revenue sharing payments, as well as payments by the fund under the shareholder services and distribution plan or for recordkeeping and/or shareholder services, also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

20	Western Asset New York Municipals Fund

Choosing a class of shares to buy

Individual investors can generally invest in Class A and Class C shares. Class C shares are not available for purchase through accounts where LMIS is the broker-dealer of record (“LMIS Accounts”). Individual investors who invest directly with the fund and who meet the $1,000,000 minimum initial investment requirement may purchase Class I shares. Institutional Investors and Clients of Eligible Financial Intermediaries should refer to “Institutional Investors — eligible investors” below for a description of the classes available to them.

Investors not purchasing directly from the fund may purchase shares through a Service Agent. Please note that if you are purchasing shares through a Service Agent, your Service Agent may not offer all classes of shares. Service Agents making fund shares available to their clients determine which share class(es) to make available. Your Service Agent may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the practices adopted by your Service Agent. Certain Service Agents may impose their own investment fees and practices for purchasing and selling fund shares, which are not described in this Prospectus or the SAI, and which will depend on the policies, procedures and trading platforms of the Service Agent. Consult a representative of your Service Agent about the availability of fund shares and the Service Agent’s practices and other information.

Individual investors investing through a Service Agent may be eligible to invest in Class I or Class IS shares, if such Service Agent is acting solely as an agent on behalf of its customers pursuant to an agreement with LMIS and such investor’s shares are held in an omnibus account on the books of the fund. Please contact your Service Agent for more information.

Please note that the fund does not charge any front-end load, deferred sales charge or other asset-based fee for sales or distribution of Class I shares and Class IS shares. However, if you purchase Class I or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers pursuant to an agreement with LMIS, that Service Agent may charge you a commission in an amount determined and separately disclosed to you by the Service Agent.

Because the fund is not a party to any commission arrangement between you and your Service Agent, any purchases and redemptions of Class I or Class IS shares will be made by the fund at the applicable net asset value (before imposition of the sales commission). Any commissions charged by a Service Agent are not reflected in the fees and expenses listed in the fee table or expense example in this Prospectus nor are they reflected in the performance in the bar chart and table in this Prospectus because these commissions are not charged by the fund.

Each class has different sales charges and expenses, allowing you to choose a class that may be appropriate for you.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest
•	How long you expect to own the shares
•	The expenses paid by each class detailed in the fee table and example at the front of this Prospectus
•	Whether you qualify for any reduction or waiver of sales charges
•	Availability of share classes

When choosing between Class A or Class C shares, you should be aware that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front-end sales charge and service fees you would have paid for larger purchases of Class A shares. If you are eligible to purchase Class I shares, you should be aware that Class I shares are not subject to a front-end sales charge or distribution or service fees and generally have lower annual expenses than Class A or Class C shares.

Each class of shares, except Class IS shares, is authorized to pay fees for recordkeeping services, account servicing, networking, or similar services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

You may buy shares:

(i)	through a Service Agent or

(ii)	directly from the fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class. You should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

More information about the fund’s classes of shares is available through the Legg Mason funds’ website. You’ll find detailed information, free of charge and in a clear and prominent format, about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The front-end sales charges that apply to the purchase of Class A shares
•	The contingent deferred sales charges that apply to the redemption of Class C and certain Class A shares
•	Who qualifies for lower sales charges on Class A shares

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•	Who qualifies for a sales load waiver

To visit the website, go to www.leggmason.com/mutualfunds, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for Legg Mason Funds sales charge and breakpoint information.”

22	Western Asset New York Municipals Fund

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should also review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you choose a class that may be appropriate for you. Please contact your Service Agent regarding the availability of Class FI or Class IS shares or, if you plan to purchase shares through the fund, contact the fund. You may be required to provide appropriate documentation confirming your eligibility to invest in these share classes. Your Service Agent may receive different compensation depending upon which class you choose.

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service fees	Exchange privilege[1]
Class A	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally lower annual expenses than Class C	Up to 4.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more if you redeem within 18 months of purchase; waived for certain investors	0.15% of average daily net assets	Class A shares of funds sold by the distributor
Class C	• No initial sales charge • Contingent deferred sales charge for only 1 year • Generally higher annual expenses than Class A • Not available through LMIS Accounts	None	1.00% if you redeem within 1 year of purchase; waived for certain investors	0.70% of average daily net assets	Class C shares of funds sold by the distributor
Class FI	• No initial or contingent deferred sales charge • Only offered to Clients of Eligible Financial Intermediaries	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the distributor
Class I*

•  No initial or contingent deferred sales charge

•  Only offered to certain Institutional Investors, Clients of Eligible Financial Intermediaries and other eligible investors

•  Generally lower annual expenses than all classes, except Class IS

		None	None	None	Class I shares of funds sold by the distributor
Class IS*

•  No initial or contingent deferred sales charge

•  Only offered to certain Institutional Investors, Clients of Eligible Financial Intermediaries and other eligible investors

•  Generally lower annual expenses than the other classes

		None	None	None	Class IS shares of funds sold by the distributor

[1]	Ask your Service Agent or the fund about the funds available for exchange.
*	A Service Agent may assess its own commission on certain transactions in Class I and Class IS shares in an amount determined and separately disclosed to you by the Service Agent.

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Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of Service Agent compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by the distributor, the distributor will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.15% of the average daily net assets represented by the Class A shares serviced by them.

Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Service Agent commission as a % of offering price
Less than $100,000	4.25	4.44	4.00
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more[1]	-0-	-0-	up to 1.00

[1]	The distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase, you will pay a contingent deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of shares of funds sold by the distributor to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

Accumulation Privilege – allows you to combine the current value of shares of the fund with other shares of funds sold by the distributor that are owned by:

•	you or
•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Shares of money market funds sold by the distributor that were not acquired by exchange from other funds offered with a sales charge may not be combined. Please contact your Service Agent or the fund for additional information.

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent – allows you to purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of shares of funds sold by the distributor that are purchased during the 13-month period by:

•	you or
•	your spouse and children under the age of 21

are eligible for inclusion under the letter of intent, based on the public offering price at the time of the purchase and any capital appreciation on those shares. In addition, you can include the current value of any eligible holdings toward your asset goal amount.

24	Western Asset New York Municipals Fund

If you hold shares of funds sold by the distributor in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your asset goal amount.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your asset goal amount. Please contact your Service Agent for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Shareholders investing in Class A shares through LMIS Accounts
•	Investors who redeemed at least the same amount of Class A shares of a fund sold by the distributor in the past 60 days, if the investor’s Service Agent is notified
•	Directors and officers of any Legg Mason-sponsored fund
•	Employees of Legg Mason and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the fund at 1-877-721-1926 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

Different Service Agents may impose different sales loads or offer different ways to reduce sales loads. These variations are described at the end of this Prospectus in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or the fund, consult the SAI or visit the Legg Mason funds’ website, www.leggmason.com/mutualfunds, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for Legg Mason Funds sales charge and breakpoint information.”

Class C shares

You buy Class C shares at net asset value with no initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%. Class C shares are not available for purchase through LMIS Accounts.

LMIS generally will pay Service Agents selling Class C shares a commission of up to 0.75% of the purchase price of the Class C shares they sell. LMIS will retain the contingent deferred sales charges and an annual distribution and/or service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution and/or service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by them.

Class FI shares

You buy Class FI shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class FI shares serviced by them.

Class I shares and Class IS shares

You buy Class I shares and Class IS shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Class I shares and Class IS shares are not subject to any distribution and/or service fees. However, if you purchase Class I shares or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers pursuant to an agreement with LMIS, the Service Agent may charge you a commission in an amount determined and separately disclosed to you by the Service Agent. In order to purchase Class I shares or Class IS shares, individual investors must meet the eligibility criteria to invest in such shares or purchase such shares through a Service Agent who holds shares through an omnibus account held on the books of the fund.

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More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of the same share class of another fund sold by the distributor

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeem shares of a fund sold by the distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days in any other fund sold by the distributor and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent or the fund for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

To have your contingent deferred sales charge waived, you or your Service Agent must let the fund know at the time you redeem shares that you qualify for such a waiver.

Different Service Agents may offer different contingent deferred sales charge waivers. These variations are described at the end of this Prospectus in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent or the fund, consult the SAI or visit the Legg Mason funds’ website, www.leggmason.com/mutualfunds and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for Legg Mason Funds sales charge and breakpoint information.”

26	Western Asset New York Municipals Fund

Institutional Investors — eligible investors

Clients of Eligible Financial Intermediaries

“Clients of Eligible Financial Intermediaries” are investors who invest in the fund through Service Agents that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class A, Class FI, Class I or Class IS shares through a no-load network or platform (“Eligible Investment Programs”). Such investors may include investors who invest in the fund through the program of a Service Agent where the investor typically invests $10 million or more in assets under management in accounts with the Service Agent (“Management Accounts”). Such investors may also include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Eligible Investment Programs may also include college savings vehicles such as Section 529 plans and direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account to a master account in the sponsor’s name. The Service Agent may impose separate investment minimums.

Clients of Eligible Financial Intermediaries may generally invest in Class A, Class FI, Class I or Class IS shares. Class I and Class IS shares are available for exchange from Class A or Class C shares of the fund by participants in Eligible Investment Programs.

Institutional Investors

“Institutional Investors” may include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities. The distributor or the Service Agent may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

Institutional Investors may invest in Class I or Class IS shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A and Class C shares, which have different investment minimums, fees and expenses.

Class FI shares

Class FI shares are offered only to Clients of Eligible Financial Intermediaries.

Class I shares

Class I shares may be purchased by:

•	Institutional Investors who meet the $1,000,000 minimum initial investment requirement;
•	Individual investors investing directly with the fund who meet the $1,000,000 minimum initial investment requirement;
•	Clients of Eligible Financial Intermediaries;
•	Investors investing through a Service Agent acting solely as agent on behalf of its customers pursuant to an agreement with LMIS; and
•	Other investors authorized by LMIS.

Investors who qualify as Clients of Eligible Financial Intermediaries or who participate in Eligible Investment Programs made available through their Service Agents (such as investors in fee-based advisory or mutual fund “wrap” programs) are eligible to purchase, directly or via exchange, Class I shares, among other share classes. In such cases your ability to hold Class I shares may be premised on your continuing participation in a fee-based advisory or mutual fund wrap program.

Your Service Agent may reserve the right to redeem your Class I shares or exchange them for Class A shares of the same fund, as applicable, if you terminate your fee-based advisory or mutual fund wrap program and are no longer eligible for Class I shares. You may be subject to an initial sales charge in connection with such exchange, and you will be subject to the annual distribution and/or service fee applicable to Class A shares. Any redemption may generate a taxable gain or loss and significantly change the asset allocation of your account. Please contact your Service Agent for more information.

Certain waivers of these requirements for individuals associated with the fund, Legg Mason or its affiliates are discussed in the SAI.

Class IS shares

Class IS shares may be purchased by accounts which are not subject to the payment of recordkeeping, account servicing, networking or similar fees by the fund to any intermediary. Class IS shares may be purchased by:

•	Institutional Investors;
•	Clients of Eligible Financial Intermediaries (including Management Accounts);
•	Investors investing through a Service Agent acting solely as agent on behalf of its customers pursuant to an agreement with LMIS; and
•	Other investors authorized by LMIS.

Investors who qualify as Clients of Eligible Financial Intermediaries or who participate in Eligible Investment Programs made available through their Service Agents (such as investors in fee-based advisory or mutual fund “wrap” programs) are eligible to purchase, directly or via exchange, Class IS shares, among other share classes. In such cases your ability to hold Class IS shares may be premised on your continuing participation in a fee-based advisory or mutual fund wrap program.

Western Asset New York Municipals Fund	27

Your Service Agent may reserve the right to redeem your Class IS shares or exchange them for Class A shares of the same fund, as applicable, if you terminate your fee-based advisory or mutual fund wrap program and are no longer eligible for Class IS shares. You may be subject to an initial sales charge in connection with such exchange and you will be subject to the annual distribution and/or service fee applicable to Class A shares. Any redemption may generate a taxable gain or loss and significantly change the asset allocation of your account.

Please contact your Service Agent for more information.

Other considerations

Service Agents may choose to impose qualification requirements that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any Service Agent to impose such differing requirements. Please consult with your Service Agent for more information about available share classes.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

28	Western Asset New York Municipals Fund

Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

The fund may not be available for sale in certain states. Prospective investors should inquire as to whether the fund is available for sale in their state of residence.

You must provide the following information for your order to be processed:

•   Name of fund being bought

•   Class of shares being bought

•   Dollar amount or number of shares being bought (as applicable)

•   Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.
Through the fund

Investors should contact the fund at 1-877-721-1926 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699

Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, MA 01581

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares. The fund will accept checks from other fund families and investment companies as long as the registration name on your fund account is the same as that listed on the check.

For more information, please call the fund between 8:00 a.m. and 5:30 p.m. (Eastern time).

Through a systematic investment plan

You may authorize your Service Agent or the fund transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent, (iii) another Legg Mason fund or (iv) certain money market funds, in order to buy shares on a regular basis.

•   Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

•   Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

•   If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

•   For amounts transferred from other Legg Mason funds, please see the section titled “Exchanging shares—Through a systematic exchange plan” in such fund’s prospectus

For more information, please contact your Service Agent or the fund, or consult the SAI.

Additional information about purchases

If you pay with a check or ACH transfer that does not clear or if your payment is not received in a timely manner, your purchase may be cancelled and you may be liable for any loss to the fund. Please note that the fund will not accept cash, money orders, third-party checks, starter checks, internet checks, cashier checks if not received from a financial institution in connection with a transfer of assets, credit card convenience checks and traveler’s checks for purchase of fund shares. The fund and its agents have the right to reject or cancel any purchase due to nonpayment.

Western Asset New York Municipals Fund	29

Account registration changes

Changes in registration or certain account options for accounts held directly with the fund must be made in writing. Medallion signature guarantees may be required. (See “Other things to know about transactions—Medallion signature guarantees” below.) All correspondence must include the account number and must be sent to one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699

Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, MA 01581

30	Western Asset New York Municipals Fund

Exchanging shares

Generally

You may exchange shares of the fund for the same class of shares of other funds sold by the distributor on any day that both the fund and the fund into which you are exchanging are open for business. For investors who qualify as Clients of Eligible Financial Intermediaries and participate in Eligible Investment Programs made available through their Service Agents (such as investors in fee-based advisory or mutual fund “wrap” programs), an exchange may be made from Class A or Class C shares to Class I or Class IS shares of the same fund under certain limited circumstances. Please refer to the section of this Prospectus titled “Institutional Investors — eligible investors” or contact your Service Agent for more information.

An exchange of shares of one fund for shares of another fund is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange of shares of one class directly for shares of another class of the same fund normally should not be taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

The exchange privilege is not intended as a vehicle for short-term trading. The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•   If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

•   If you bought shares directly from the fund, contact the fund at 1-877-721-1926 to learn which funds are available to you for exchanges

•   Exchanges may be made only between accounts that have identical registrations

•   Not all funds offer all classes

•   Some funds are offered only in a limited number of states. Your Service Agent or the fund will provide information about the funds offered in your state

Always be sure to read the Prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements

•   In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange. You may be charged an initial or contingent deferred sales charge if the shares being exchanged were not subject to a sales charge

•   Except as noted above, your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•   You will generally be required to meet the minimum investment requirement for the class of shares of the fund or share class into which your exchange is made (except in the case of systematic exchange plans)

•   Your exchange will also be subject to any other requirements of the fund or share class into which you are exchanging shares

•   The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone	Contact your Service Agent or, if you hold shares directly with the fund, call the fund at
1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined. Telephone exchanges may be made only between accounts that have identical registrations and may be made on any day the New York Stock Exchange (“NYSE”) is open.

Western Asset New York Municipals Fund	31

By mail

Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699

Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, MA 01581

Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•   Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

•   Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

For more information, please contact your Service Agent or the fund or consult the SAI.

32	Western Asset New York Municipals Fund

Redeeming shares

Generally

You may redeem shares at their net asset value next determined after receipt by your Service Agent or the fund transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge. Redemptions made through your Service Agent may be subject to transaction fees or other conditions as set by your Service Agent.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

Your redemption proceeds normally will be sent within 2 business days after your request is received in good order, but in any event within 7 days, regardless of the method the fund uses to make such payment (e.g., check, wire or electronic transfer (ACH)). Your proceeds may be delayed for up to 10 days if you redeem shares recently purchased by check.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended beyond 7 days, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds may be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee by your bank on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

Under normal circumstances, the fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. The fund also may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time.

The fund may pay all or a portion of your redemption proceeds by giving you securities (for example, if the fund reasonably believes that a cash redemption may have a substantial impact on the fund and its remaining shareholders). You may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption.

The fund has available an unsecured revolving credit facility (the “Redemption Facility”) that may be used as an additional source of liquidity to fund redemptions of shares. Unless renewed, the Redemption Facility will terminate on November 19, 2018, and there can be no guarantee that it will be renewed.

During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be comprised of less-liquid investments, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.

By mail

Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699

Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, MA 01581

Your written request must provide the following:

•   The fund name, the class of shares being redeemed and your account number

•   The dollar amount or number of shares being redeemed

•   Signature of each owner exactly as the account is registered

•   Medallion signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone	If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information.

Western Asset New York Municipals Fund	33

Please have the following information ready when you call: • Name of fund being redeemed • Class of shares being redeemed • The dollar amount or number of shares being redeemed • Account number
Systematic withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $5,000 and each automatic redemption must be at least $50 per transaction per month and $150 quarterly per fund.

The following conditions apply:

•   Redemptions may be made monthly, quarterly, semi-annually or annually

•   If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year

•   You must elect to have all dividends and distributions reinvested

For more information, please contact your Service Agent or the fund or consult the SAI.

34	Western Asset New York Municipals Fund

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund
•	Your account number
•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought
•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)
•	Dollar amount or number of shares being bought, exchanged or redeemed
•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”

The transfer agent or the fund will employ reasonable procedures to confirm that any telephone, electronic or other exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, employing identification numbers, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions, subject to applicable law.

The fund does not consider the U.S. Postal Service or private delivery services to be its agents. Therefore, deposits in the mail or with such delivery services, or receipt at the fund’s post office box, of purchase requests or redemption orders, do not constitute receipt by the fund or its transfer agent.

The fund has the right to:

•	Suspend the offering of shares permanently or for a period of time
•	Waive or change minimum initial and additional investment amounts
•	Reject any purchase or exchange order
•	Change, revoke or suspend the exchange privilege
•	Suspend telephone transactions
•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC
•	Redeem shares if information provided in the application should prove to be incorrect in any manner judged by the fund to be material (e.g., in a manner such as to render the shareholder ineligible to purchase shares of that class)
•	Delay sending out redemption proceeds for up to seven days if, in the judgment of the subadviser, the fund could be adversely affected by immediate payment. The fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC or the Investment Company Act of 1940, as amended
•	Close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

For your protection, the fund or your Service Agent may request additional information in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the fund for more information.

Medallion signature guarantees

To be in good order, your redemption request must include a Medallion signature guarantee if you:

•	Are redeeming shares and sending the proceeds to an address or bank not currently on file
•	Changed your account registration or your address within 30 days
•	Want the check paid to someone other than the account owner(s)
•	Are transferring the redemption proceeds to an account with a different registration

A Medallion signature guarantee may also be required if you:

•	Are making changes to the account registration after the account has been opened; and
•	Are transferring shares to an account in another Legg Mason fund with a different account registration

When a Medallion signature guarantee is called for, the shareholder should have a Medallion signature guarantee stamped under his or her signature. You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, national securities exchanges, registered securities associations and clearing agencies (each an “Eligible Guarantor Institution”), but not from a notary public.

The fund and its agents reserve the right to reject any Medallion signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject Medallion signature guarantees from Eligible Guarantor Institutions. The fund may change the signature guarantee requirements from time to time without prior notice to shareholders.

Western Asset New York Municipals Fund	35

Restrictions on the availability of the fund outside the United States

The distribution of this Prospectus and the offering of shares of the fund are restricted in certain jurisdictions. This Prospectus is not an offer or solicitation in any jurisdiction where such offer or solicitation is unlawful, where the person making an offer or solicitation is not authorized to make it or a person receiving an offer or solicitation may not lawfully receive it or may not lawfully invest in the fund. Investors should inform themselves as to the legal requirements within their own country before investing in the fund.

This Prospectus, and the offer of shares hereunder, are not directed at persons outside the United States. In particular, the fund is not intended to be marketed to prospective investors in any member state of the European Union, Iceland, Liechtenstein or Norway (collectively, the “European Economic Area” or “EEA”). No notification or application has been made to the competent authority of any member state of the EEA under the Alternative Investment Fund Managers Directive (or any applicable legislation or regulations made thereunder) to market the fund to investors in the EEA and it is not intended that any such notification or application shall be made.

U.S. citizens with addresses in the United States, and non-U.S. citizens who reside in the United States and have U.S. addresses, are permitted to establish accounts with the fund. For these purposes, the “United States” and “U.S.” include U.S. territories.

The fund generally does not permit persons who do not reside in the United States or who do not have U.S. addresses to establish accounts. Therefore, U.S. citizens residing in foreign countries, as well as non-U.S. citizens residing in foreign countries, generally will not be permitted to establish accounts with the fund.

For further information, you or your Service Agent may contact the fund at 1-877-721-1926 or 1-203-703-6002.

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small account fees/Mandatory redemptions

Small accounts may be subject to a small account fee or to mandatory redemption, as described below. Please contact your Service Agent or the fund for information on the policy applicable to your account.

Small account fees

To offset the relatively higher impact on fund expenses of servicing smaller accounts, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by your Service Agent or by LMIS for LMIS Accounts on the next-to-last business day of the quarter (with an annual maximum of $15.00 per account) if the value of your account is below $1,000 (if applicable, $250 for retirement plans that are not employer-sponsored) for any reason (including declines in net asset value). The small account fee will be charged by redeeming shares in your account. If the value of your account is $3.75 or less, the amount in the account may be exhausted to pay the small account fee. If your Service Agent or LMIS assesses a small account fee, the small account fee will not be assessed on systematic investment plans until the end of the first quarter after the account has been established for 21 months. Payment of the small account fee through a redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

The small account fee will not be charged on, if applicable: (i) Retirement Plans (but will be charged on other plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts); (ii) Legg Mason funds that have been closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents; and (iv) Class FI, Class I and Class IS shares.

If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts of other Legg Mason funds in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges).

The small account fee is calculated on a fund-by-fund basis. If you have accounts in multiple funds, they will not be aggregated for the purpose of calculating the small account fee.

Small account balance liquidations

The fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount.

Some shareholders who hold accounts in multiple classes of the same fund may have those accounts aggregated for the purposes of these calculations. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply

36	Western Asset New York Municipals Fund

to your new purchase. Please contact your Service Agent for more information. Any redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

This policy does not apply to: (i) certain broker-controlled accounts established through the National Securities Clearing Corporation’s Networking system; (ii) qualified retirement plans (such as 401(k) plans, 403(b) plans, profit sharing plans and money purchase plans); (iii) accounts with an active systematic investment plan; (iv) accounts with an active systematic withdrawal plan; (v) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents and (vi) accounts identified to us by the applicable Service Agent as being fee-based accounts.

General

The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, implement fees for other small accounts or change the amount of the fee for small direct accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the fund or consult the SAI.

Frequent trading of fund shares

Frequent purchases and redemptions of fund shares may, in many cases, interfere with the efficient management of the fund, increase fund transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the subadviser may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s investments. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to funds sold by the fund’s distributor and their long-term shareholders, the Board has approved policies and procedures that are intended to detect and discourage excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds sold by the distributor. In the event that an exchange or purchase request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.

Under the fund’s policies and procedures, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected in funds sold by the distributor. A committee established by the manager administers the policy. The policy provides that the committee may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in funds sold by the distributor, if that shareholder has engaged in one or more “Round Trips” across all funds sold by the distributor. However, the committee has the discretion to determine that action is not necessary if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take any action against a shareholder whose trading appears inconsistent with the frequent trading policy, regardless of the number of Round Trips. Examples of the types of actions the committee may take include heightened surveillance of a shareholder account, providing a written warning letter to an account holder, restricting the shareholder from purchasing additional shares in the fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the fund. The committee will generally follow a system of progressive deterrence, although it is not required to do so.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a fund sold by the distributor either preceded or followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of that fund within 30 days of such purchase. Purchases and sales of the fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. These policies and procedures do not apply to money market funds sold by the distributor.

The policies apply to any account, whether a direct account or accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

Western Asset New York Municipals Fund	37

The fund has also adopted policies and procedures to prevent the selective release of information about the fund’s holdings, as such information may be used for market-timing and similar abusive practices.

The policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading.

Although the fund will attempt to monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated. Monitoring of shareholder transactions may only occur for shareholder transactions that exceed a certain transaction amount threshold, which may change from time to time. The fund reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will be entitled to vote your shares and may seek voting instructions from you. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

Confirmations and account statements

If you bought shares directly from the fund, you will receive a confirmation from the fund after each transaction (except a reinvestment of dividends or capital gain distributions, an investment made through the Systematic Investment Plan, exchanges made through a systematic exchange plan and withdrawals made through the Systematic Withdrawal Plan). Shareholders will receive periodic account statements.

To assist you in the management of your account you may direct the transfer agent to send copies of your confirmations and/or periodic statements to another party whom you designate, at no charge.

38	Western Asset New York Municipals Fund

Dividends, other distributions and taxes

Dividends and other distributions

The fund declares dividends from any net investment income daily and pays them monthly. Shares will generally begin to earn dividends on the settlement date of purchase. The fund generally distributes capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends in order to avoid a federal tax.

You can elect to receive dividends and/or other distributions in cash.

Unless you elect to receive dividends and/or other distributions in cash, your dividends and capital gain distributions will be automatically reinvested in shares of the same class you hold, at the net asset value determined on the reinvestment date. You do not pay a sales charge on reinvested distributions or dividends.

If you hold shares directly with the fund and you elect to receive dividends and/or distributions in cash, you have the option to receive such dividends and/or distributions via a direct deposit to your bank account or, provided that the dividend and/or distribution is $10.00 or more, by check. If you choose to receive dividends and/or distributions via check, amounts less than $10.00 will automatically be reinvested in fund shares as described above.

If you do not want dividends and/or distributions in amounts less than $10.00 to be reinvested in fund shares, you must elect to receive dividends and distributions via a direct deposit to your bank account.

If you hold Class A or Class C shares directly with the fund, you may instruct the fund to have your dividends and/or distributions invested in the corresponding class of shares of another fund sold by the distributor, subject to the following conditions:

•	You have a minimum account balance of $10,000 in the fund and

•	The other fund is available for sale in your state.

To change those instructions, you must notify your Service Agent or the fund at least three days before the next distribution is to be paid.

Please contact your Service Agent or the fund to discuss what options are available to you for receiving your dividends and other distributions.

The Board reserves the right to revise the dividend policy or postpone the payment of dividends, if warranted in the Board’s judgment, due to unusual circumstances.

Taxes

The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax-advantaged account. Except as specifically noted, the discussion is limited to federal income tax matters, and does not address state, local, foreign or non-income taxes. Further information regarding taxes, including certain federal income tax considerations relevant to non-U.S. persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about federal, state, local and/or foreign tax considerations that may be relevant to your particular situation.

You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions are expected to be exempt-interest dividends, which are exempt from federal income tax but may be subject to state or local income taxes. Exempt-interest dividends from New York municipal securities will also be exempt from New York state and New York City personal income taxes. In general, redeeming shares, exchanging shares and receiving distributions other than exempt-interest dividends (whether in cash, additional shares or shares of another fund) are all taxable events. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes, whether or not the shares are held in a taxable account.

The following table summarizes the tax status of certain transactions related to the fund.

Transaction	Federal income tax status	New York personal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares are owned more than one year	Usually capital gain or loss; long-term only if shares are owned more than one year
Exempt-interest dividends	Excludable from gross income	Exempt from tax if from interest on New York municipal securities; otherwise, generally ordinary income
Dividends of taxable investment income and distributions of net short-term capital gain	Ordinary income	Ordinary income
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain	Long-term capital gain

For personal income tax purposes, New York does not provide reduced tax rates for dividends and long-term capital gains.

Western Asset New York Municipals Fund	39

Distributions attributable to short-term capital gains are taxable to you as ordinary income. The fund does not expect any distributions to be treated as qualified dividend income, which for noncorporate shareholders may be taxable at reduced rates. Some exempt-interest dividends may be subject to the federal alternative minimum tax. Distributions of net capital gain reported by the fund as capital gain dividends are taxable to you as long-term capital gain regardless of how long you have owned your shares. Noncorporate shareholders ordinarily pay tax at reduced rates on long-term capital gain.

You may want to avoid buying shares when the fund is about to declare a capital gain distribution because it will be taxable to you even though it may economically represent a return of a portion of your investment.

A Medicare contribution tax is imposed at the rate of 3.8% on all or a portion of net investment income of U.S. individuals if their income exceeds specified thresholds and on all or a portion of undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends (other than exempt-interest dividends) and capital gain distributions paid by the fund and gain on the redemption or exchange of fund shares.

A dividend declared by the fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.

After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received, including exempt-interest dividends, and any redemptions of shares during the previous year. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

40	Western Asset New York Municipals Fund

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.

The fund calculates its net asset value every day the NYSE is open. The fund generally values its securities and other assets and calculates its net asset value as of the scheduled close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at a time other than the scheduled closing time, the fund will calculate its net asset value as of the scheduled closing time. The NYSE is closed on certain holidays listed in the SAI.

In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the fund transfer agent before the scheduled close of regular trading on the NYSE on that day to receive that day’s price. If the NYSE closes early on that day, you must place your order prior to the scheduled closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the fund transfer agent on a timely basis.

Valuation of the fund’s securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to the manager, which generally uses independent third party pricing services approved by the Board. Under the procedures, assets are valued as follows:

•	The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies.
•	Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price (which may be reported at a different time than the time at which the fund’s NAV is calculated) or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies. Investments in mutual funds are valued at the net asset value per share of the class of the underlying fund held by the fund as determined on each business day.
•	The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade. The prices of foreign equity securities typically are adjusted using a fair value model developed by an independent third party pricing service to estimate the value of those securities at the time of closing of the NYSE. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.
•	If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

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Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years, unless otherwise noted. No financial highlights are presented for Class FI and Class IS shares because no Class FI and Class IS shares were outstanding for the periods shown. The returns for Class FI and Class IS shares will differ from those of the other classes to the extent their expenses differ. Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and other distributions. Unless otherwise noted, this information has been derived from the fund’s financial statements for the fiscal year ended 2018, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is incorporated by reference into the fund’s SAI (see back cover) and is included in the fund’s annual report. The information for the years prior to the fiscal year ended 2018 was audited by KPMG LLP, the fund’s prior independent registered public accounting firm. The fund’s annual report is available upon request by calling toll-free 1-877-721-1926.

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class A Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$13.09	$13.72	$13.77	$13.28	$14.24

Income (loss) from operations:
Net investment income	0.47	0.47	0.50	0.51	0.55
Net realized and unrealized gain (loss)	(0.18)	(0.62)	(0.06)	0.49	(0.97)
Total income (loss) from operations	0.29	(0.15)	0.44	1.00	(0.42)

Less distributions from:
Net investment income	(0.47)	(0.48)	(0.49)	(0.51)	(0.54)
Total distributions	(0.47)	(0.48)	(0.49)	(0.51)	(0.54)

Net asset value, end of year	$12.91	$13.09	$13.72	$13.77	$13.28
Total return[2]	2.21%	(1.16)%	3.31%	7.63%	(2.90)%

Net assets, end of year (millions)	$432	$482	$555	$545	$544

Ratios to average net assets:
Gross expenses	0.75%	0.73%	0.73%	0.73%	0.73%
Net expenses	0.75 [3]	0.73 [3]	0.73	0.73	0.73
Net investment income	3.58	3.46	3.64	3.77	4.05

Portfolio turnover rate	14%	21%	7%	3%	2%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

42	Western Asset New York Municipals Fund

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class C Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$13.08	$13.70	$13.75	$13.27	$14.23

Income (loss) from operations:
Net investment income	0.40	0.39	0.42	0.44	0.47
Net realized and unrealized gain (loss)	(0.19)	(0.61)	(0.06)	0.47	(0.97)
Total income (loss) from operations	0.21	(0.22)	0.36	0.91	(0.50)

Less distributions from:
Net investment income	(0.39)	(0.40)	(0.41)	(0.43)	(0.46)
Total distributions	(0.39)	(0.40)	(0.41)	(0.43)	(0.46)

Net asset value, end of year	$12.90	$13.08	$13.70	$13.75	$13.27
Total return[2]	1.63%	(1.66)%	2.72%	6.94%	(3.46)%

Net assets, end of year (millions)	$71	$87	$97	$91	$93

Ratios to average net assets:
Gross expenses	1.31%	1.31%	1.30%	1.30%	1.30%
Net expenses	1.31 [3]	1.31	1.30	1.30	1.30
Net investment income	3.02	2.88	3.06	3.19	3.48

Portfolio turnover rate	14%	21%	7%	3%	2%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
[3]	Reflects fee waivers and/or expense reimbursements.

Western Asset New York Municipals Fund	43

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class I Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$13.08	$13.71	$13.76	$13.27	$14.23

Income (loss) from operations:
Net investment income	0.49	0.49	0.51	0.53	0.56
Net realized and unrealized gain (loss)	(0.18)	(0.62)	(0.05)	0.49	(0.96)
Total income (loss) from operations	0.31	(0.13)	0.46	1.02	(0.40)

Less distributions from:
Net investment income	(0.49)	(0.50)	(0.51)	(0.53)	(0.56)
Total distributions	(0.49)	(0.50)	(0.51)	(0.53)	(0.56)

Net asset value, end of year	$12.90	$13.08	$13.71	$13.76	$13.27
Total return[2]	2.36%	(1.04)%	3.44%	7.77%	(2.78)%

Net assets, end of year (millions)	$99	$117	$116	$93	$76

Ratios to average net assets:
Gross expenses	0.62%	0.64%	0.62%	0.62%	0.66%
Net expenses[3,4]	0.60	0.60	0.60	0.60	0.60
Net investment income	3.73	3.59	3.76	3.89	4.19

Portfolio turnover rate	14%	21%	7%	3%	2%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

44	Western Asset New York Municipals Fund

Appendix: Waivers and Discounts Available from Certain Service Agents

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase fund shares directly from the fund or through another financial intermediary to receive these waivers or discounts.

MERRILL LYNCH

Effective April 10, 2017, shareholders purchasing fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or SAI.

Initial sales charge waivers on Class A shares

Investors purchasing Class A shares of the fund through a Merrill Lynch, Pierce, Fenner & Smith Incorporated platform or account (“Merrill Lynch Accounts”) are eligible for a waiver of the initial sales load on certain purchases of Class A shares that may differ from others described in this Prospectus. Merrill Lynch Accounts that are eligible for the waiver include: (i) employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan; (ii) shares purchased by or through a Section 529 plan; (iii) shares purchased through a Merrill Lynch affiliated investment advisory program; (iv) shares purchased by third-party investment advisers on behalf of their advisory clients through Merrill Lynch’s platform; (v) shares of funds purchased through the Merrill Edge Self-Directed platform; (vi) shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family); (vii) shares exchanged from Class C (i.e., level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date; (viii) employees and registered representatives of Merrill Lynch or its affiliates and their family members; (ix) Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this Prospectus; and (x) shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

Contingent deferred sales charge waivers on Class A and C shares available at Merrill Lynch

Investors holding shares subject to a contingent deferred sales charge through Merrill Lynch Accounts are eligible for a waiver of the contingent deferred sales charge on the redemption of shares: (i) due to the death or disability of the shareholder; (ii) as part of a systematic withdrawal plan as described in this Prospectus; (iii) due to the return of excess contributions from an IRA Account; (iv) as part of a required minimum distribution for IRAs and retirement accounts due to the shareholder reaching age 70 1/2; (v) sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch; (vi) acquired through the Right of Reinstatement; and (vii) held in retirement brokerage accounts that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable only to Class A shares and Class C shares).

Front-end load discounts on Class A shares

The following discounts are available on purchases of Class A shares through Merrill Lynch Accounts: (i) breakpoints in the Class A sales charge schedule described in this Prospectus; (ii) rights of accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holdings of fund family assets held by accounts within the purchaser’s household at Merrill Lynch; eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial adviser about such assets; and (iii) letters of intent (LOI), which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time.

Class A or Class A2 (as applicable) Sales Charge Waivers Available Only Through Certain Service Agents

Class A or Class A2 shares may be purchased at net asset without a sales charge by employees of any Service Agents that offer this waiver to their employees or employee-related accounts.

Western Asset New York Municipals Fund	A-1

AMERIPRISE FINANCIAL

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase fund shares through Ameriprise Financial:

Effective June 1, 2018, shareholders purchasing fund shares through an Ameriprise Financial platform or account are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI:

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).
•	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.
•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s,
403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

MORGAN STANLEY WEALTH MANAGEMENT

Front-End Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management:

Effective July 1, 2018, shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this fund’s Prospectus or SAI.

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
•	Shares purchased through a Morgan Stanley self-directed brokerage account.
•	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

A-2	Western Asset New York Municipals Fund

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Bank account information, legal documents, and identity verification documentation;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;
•	Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;
•	Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;
•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmasonfunds.com, or contact the Funds at 1-877-721-1926. Revised April 2018.

THIS PAGE IS NOT PART OF THE PROSPECTUS

Western Asset

New York Municipals Fund

You may visit www.leggmason.com/mutualfundsliterature for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The independent registered public accounting firm’s report and financial statements in the fund’s Annual Report are incorporated by reference into (are legally a part of) this Prospectus.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling the fund at 1-877-721-1926, or by writing to the fund at 100 First Stamford Place, Attn: Shareholder Services – 5th Floor, Stamford, Connecticut 06902.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, Washington, D.C. 20549-1520.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no. 811-04254)

FD0604ST 08/18

Prospectus     August 1, 2018

Share class (Symbol): A (SBPAX), C (SPALX), FI (—), I (LPPIX), IS (LPISX)

WESTERN ASSET

PENNSYLVANIA MUNICIPALS FUND

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

The fund seeks as high a level of income exempt from regular federal income tax and Pennsylvania personal income taxes as is consistent with prudent investing.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds distributed through Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your Service Agent, in the fund’s Prospectus on page 24 under the heading “Sales charges,” in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A-1 of the fund’s Prospectus and in the fund’s Statement of Additional Information (“SAI”) on page 78 under the heading “Sales Charge Waivers and Reductions for Class A Shares.” “Service Agents” include banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with LMIS to sell shares of the fund.

If you purchase Class I shares or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers, that Service Agent may charge you a commission. Such commissions, if any, are not charged by the fund and are not reflected in the fee table or expense example below.

Shareholder fees
(fees paid directly from your investment)
	Class A	Class C	Class FI	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25[1,2]	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[3]	None[4]	1.00	None	None	None
Small account fee[5]	$15	$15	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class FI	Class I	Class IS
Management fees	0.45	0.45	0.45	0.45	0.45
Distribution and/or service (12b-1) fees	0.15	0.70	0.25	None	None
Other expenses	0.14	0.14	0.29[6]	0.17	0.09[6]
Total annual fund operating expenses	0.74	1.29	0.99	0.62	0.54
Fees waived and/or expenses reimbursed	N/A	N/A	(0.14)[7]	(0.02)[7]	—[7]
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.74	1.29	0.85	0.60	0.54

[1]	The sales charge is waived for shareholders purchasing Class A shares through accounts where LMIS is the broker-dealer of record (“LMIS Accounts”).
[2]	Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the sales charge. For additional information, see “Sales charges” in the Prospectus.
[3]	Maximum deferred sales charge (load) may be reduced over time.
[4]	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.
[5]	If the value of your account is below $1,000, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by the fund or your Service Agent (with an annual maximum of $15.00 per account). Please contact your Service Agent or the fund for more information.
[6]	“Other expenses” for Class FI and Class IS shares are estimated for the current fiscal year. Actual expenses may differ from estimates.

2	Western Asset Pennsylvania Municipals Fund

[7]	The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.85% for Class FI shares, 0.60% for Class I shares and 0.55% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	497	651	819	1,304
Class C (with redemption at end of period)	231	408	707	1,556
Class C (without redemption at end of period)	131	408	707	1,556
Class FI (with or without redemption at end of period)	87	301	533	1,199
Class I (with or without redemption at end of period)	61	196	343	772
Class IS (with or without redemption at end of period)	55	173	302	678

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the fund invests at least 80% of its assets in “Pennsylvania municipal securities.” Pennsylvania municipal securities are securities and other investments with similar economic characteristics the interest on which is exempt from regular federal income tax and Pennsylvania state personal income taxes but which may be subject to the federal alternative minimum tax. The fund’s 80% policy may not be changed without a shareholder vote.

Pennsylvania municipal securities include debt obligations issued by the Commonwealth of Pennsylvania and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, determined to be of comparable credit quality by the subadviser), but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).

The fund may also invest in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in municipal securities.

Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives, including options, futures contracts and inverse floating rate instruments issued in tender option bond transactions, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the fund’s 80% policy. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in the Prospectus.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. The fund may leverage its assets by investing proceeds received through tender option bond transactions, which is considered a form of borrowing. See “More on the fund’s investment strategies, investments and risks—Tender option bonds” in the Prospectus.

Western Asset Pennsylvania Municipals Fund	3

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Principal risks

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. The following is a summary description of certain risks of investing in the fund.

Market and interest rate risk. The value of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. If the value of the securities owned by the fund falls, the value of your investment will decline. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Interest rates have been historically low, so the fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.

The maturity of a security may be significantly longer than its duration. A security’s maturity and other features may be more relevant than its duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.

Market events risk. In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

High yield (“junk”) bonds risk. High yield bonds are generally subject to greater credit risks than higher-grade bonds, including the risk of default on the payment of interest or principal. High yield bonds are considered speculative, tend to be less liquid and are more difficult to value than higher grade securities. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.

Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations

4	Western Asset Pennsylvania Municipals Fund

remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

Leveraging risk. The value of your investment may be more volatile if the fund borrows or uses derivatives or other investments that have a leveraging effect on the fund’s portfolio. Other risks described in the Prospectus also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets.

Tender option bond risk. Tender option bond transactions expose the fund to leverage and credit risk, and generally involve greater risk than investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive on inverse floating rate debt instruments (“inverse floaters”) acquired in such transactions vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the risk of leverage will be increased to the extent that the fund invests the proceeds that it receives from the sale of floating rate securities in a tender option bond transaction in other securities. Inverse floaters will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for inverse floaters can be volatile, and inverse floaters can have limited liquidity. Investments in inverse floaters issued in tender option bond transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives.

Liquidity risk. Some assets held by the fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).

Tax risk. The income on the fund’s municipal securities could become subject to regular federal income and Pennsylvania state personal income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities. All or a portion of the fund’s dividends that are exempt from regular federal income tax may nevertheless be taken into account for purposes of federal alternative minimum tax.

Prepayment or call risk. Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Risks relating to investments in municipal securities. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or worsen.

Risks associated with focusing on investments in Pennsylvania municipal securities. The fund focuses its investments in Pennsylvania municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting Pennsylvania municipal issuers. Also, the fund may be more volatile than a more geographically diverse fund.

Investment company and ETF risk. Investing in securities issued by investment companies, including ETFs, involves risks similar to those of investing directly in the securities and other assets held by the investment company or ETF. Unlike shares of typical mutual funds, shares of ETFs are traded on an exchange throughout a trading day and bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. The trading price of an ETF is expected to closely track the actual net asset value of the ETF, and the fund will generally gain or lose value consistent with the performance of the ETF’s portfolio securities. The fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the fund will indirectly bear its pro rata share of the fees and expenses incurred by a fund it invests in, including advisory fees. These expenses are in addition to the advisory and other expenses that the fund bears directly in connection with its own operations. An ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

Western Asset Pennsylvania Municipals Fund	5

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect, or if there are imperfections, errors or limitations in the tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.

Redemption risk. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data (including private shareholder information), or proprietary information, or cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality.

These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.

6	Western Asset Pennsylvania Municipals Fund

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark and an average. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value, available at www.leggmason.com/mutualfunds (select fund and share class), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Best Quarter (09/30/2009): 5.58    Worst Quarter (12/31/2010): (3.96)

The year-to-date return as of the most recent calendar quarter, which ended June 30, 2018, was 0.04

Average annual total returns (%)
(for periods ended December 31, 2017)

Class A	1 year	5 years	10 years	Since inception	Inception date
Return before taxes	0.07	1.59	3.48
Return after taxes on distributions	0.06	1.59	3.48
Return after taxes on distributions and sale of fund shares	1.53	2.03	3.57

Other Classes (Return before taxes only)
Class C	2.90	1.90	3.36
Class I	4.61	2.59	N/A	3.94	02/04/2008
Bloomberg Barclays Pennsylvania Municipal Bond Index (reflects no deduction for fees, expenses or taxes)[1]	6.01	3.30	4.65
Lipper Pennsylvania Municipal Debt Funds Category Average (reflects fees and expenses but no deduction for sales charges or taxes)[2]	4.26	2.49	3.78

[1]	For Class I shares, for the period from the class’ inception date to December 31, 2017, the average annual total return of the Bloomberg Barclays Pennsylvania Municipal Bond Index was 4.54%.
[2]	For Class I shares, for the period from February 29, 2008 to December 31, 2017, the average annual total return of the Lipper Pennsylvania Municipal Debt Funds Category Average was 4.29%.

The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns for classes other than Class A will vary from returns shown for Class A. Returns after taxes on distributions and sale of fund shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of fund shares.

Western Asset Pennsylvania Municipals Fund	7

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

Subadviser: Western Asset Management Company, LLC (formerly known as Western Asset Management Company)

Investment professionals: S. Kenneth Leech (Chief Investment Officer), Robert E. Amodeo (Head of Municipals) and David T. Fare (Portfolio Manager). Mr. Fare has been a part of the portfolio management team for the fund since 2004. Mr. Amodeo has been a part of the portfolio management team for the fund since 2007. Mr. Leech has been a part of the portfolio management team for the fund since 2014. These investment professionals, all of whom are employed by Western Asset, work together with a broader investment management team.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
	Class A	Class C1	Class FI	Class I	Class IS
General	1,000/50	1,000/50	N/A	1 million/None[2]	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	1 million/None[2]	N/A
Systematic Investment Plans	50/50	50/50	N/A	1 million/None[2],3	N/A3
Clients of Eligible Financial Intermediaries	None/None	N/A	None/None	None/None[4]	None/None[4]
Eligible Investment Programs	None/None	N/A	None/None	None/None	None/None
Institutional Investors	1,000/50	1,000/50	N/A	1 million/None	1 million/None

[1]	Class C shares are not available for purchase through LMIS Accounts.
[2]	Available to investors investing directly with the fund.
[3]	Investors investing through a Systematic Investment Plan who purchase Class I or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $50/$50. If a Service Agent does not have this arrangement in place with LMIS, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.
[4]	Individual investors who purchase Class I shares or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $1,000/$50. If a Service Agent does not have this arrangement in place with LMIS, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

Your Service Agent may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your Service Agent, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 1-877-721-1926, by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail at Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581.

Tax information

The fund intends to distribute income that is generally exempt from regular federal income and Pennsylvania state personal income taxes. A portion of the fund’s distributions may be subject to such taxes and/or to the federal alternative minimum tax.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay Service Agents for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your Service Agent or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your Service Agent’s or salesperson’s website for more information.

8	Western Asset Pennsylvania Municipals Fund

More on the fund’s investment strategies, investments and risks

Important information

The fund seeks as high a level of income exempt from regular federal income tax and Pennsylvania personal income taxes as is consistent with prudent investing.

The fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval and on notice to shareholders.

There is no assurance that the fund will meet its investment objective.

Under normal circumstances, the fund invests at least 80% of its assets in Pennsylvania municipal securities.

The fund’s 80% investment policy may not be changed without shareholder approval.

The fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information (“SAI”).

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Pennsylvania municipal securities

Pennsylvania municipal securities include debt obligations issued by the Commonwealth of Pennsylvania and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, and investments with similar economic characteristics, the income from which is exempt from regular federal income and Pennsylvania state personal income taxes. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Pennsylvania municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund particular projects, such as those relating to education, health care, transportation and utilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

The fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.

The fund purchases municipal securities the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular federal income and Pennsylvania state personal income taxes. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state authorities will agree with bond counsel’s opinion. If the IRS or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income and/or Pennsylvania state personal income taxes, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax treatment of municipal securities held by the fund.

Some of the fund’s income distributions may be, and distributions of any gains generally will be, subject to regular federal income and Pennsylvania state personal income taxes. Some of the fund’s income that is exempt from regular federal income tax may be subject to the federal alternative minimum tax. In addition, under current law, distributions of the fund’s income and gains generally are subject to state and local tax for investors that reside in states other than Pennsylvania.

Subject to the fund’s 80% policy, the fund may purchase other securities whose interest is subject to regular federal income and Pennsylvania state personal income taxes.

Western Asset Pennsylvania Municipals Fund	9

Maturity

Although the fund may invest in securities of any maturity, the fund will normally invest in securities that have remaining maturities at the time of purchase from one to more than thirty years. The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due.

Credit quality

The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above, or, if unrated, determined to be of comparable credit quality by the subadviser), but may invest up to 20% of its assets in below investment grade bonds (that is, securities rated below the Baa/BBB categories, or, if unrated, determined to be below investment grade by the subadviser). Below investment grade securities are commonly referred to as “high yield” or “junk” bonds.

If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO. Rating categories may include sub-categories or gradations indicating relative standing.

Derivatives

The fund may engage in a variety of transactions using derivatives, such as futures, options, interest rate swaps and other swaps (including buying and selling credit default swaps), warrants and other synthetic instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments or indexes. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio
•	As a means of changing investment characteristics of the fund’s portfolio
•	As a means of attempting to enhance returns
•	As a means of providing additional exposure to types of investments or market factors
•	As a substitute for buying or selling securities
•	As a cash flow management technique

The fund from time to time may sell protection on debt securities by entering into credit default swaps. In these transactions, the fund is generally required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, the fund receives from the counterparty a periodic stream of payments over the term of the contract. If no default occurs, the fund keeps the stream of payments and has no payment obligations. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its net assets, the fund would be subject to loss on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may also be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).

The fund may buy credit default swaps to hedge against the risk of default of debt securities held in its portfolio or for other reasons. As the buyer of a credit default swap, the fund would make the stream of payments described in the preceding paragraph to the seller of the credit default swap and would expect to receive from the seller a payment in the event of a default on the underlying debt security or other specified event.

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivative transactions may have a leveraging effect on the fund.

Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If the segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

Instead of, and/or in addition to, investing directly in particular securities, the fund may use derivatives and other synthetic instruments that are intended to provide economic exposure to securities, issuers or other measures of market or economic value. The fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the fund’s 80% policy.

The fund’s subadviser may choose not to make use of derivatives.

10	Western Asset Pennsylvania Municipals Fund

Other fixed income securities

Subject to the fund’s 80% policy, the fund may purchase fixed income securities that pay interest that is subject to regular federal income and/or state income taxes. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed, usually at the maturity of the security. These securities may pay fixed, variable or floating rates of interest. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are issued at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. “Fixed income securities” are commonly referred to as “notes,” “loans,” “debt,” “debt obligations,” “debt securities,” “corporate debt,” “bonds” and “corporate bonds,” and these terms are used in this Prospectus interchangeably, and, where used, are not intended to be limiting.

Variable and floating rate securities

Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline. The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). Interest payments on inverse floaters vary inversely with changes in interest rates. Inverse floaters pay higher interest (and therefore generally increase in value) when interest rates decline, and vice versa. An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Structured instruments

The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. The interest rate or principal amount payable at maturity on a structured instrument may vary based on changes in one or more specified reference factors, such as currencies, interest rates, commodities, indices or other financial indicators. Changes in the underlying reference factors may result in disproportionate changes in amounts payable under a structured instrument. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened liquidity risk.

Tender option bonds

In a tender option bond transaction, the fund transfers securities (typically municipal bonds or other municipal securities) into a special purpose entity, referred to as a tender option bond trust (a “TOB Trust”). The TOB Trust generally issues floating rate notes to third parties and residual interest tender option bonds to the fund. The net proceeds of the sale of the floating rate notes, after expenses, are received by the fund and may be invested in additional securities. The residual interest tender option bonds are inverse floaters, as the return on those bonds is inversely related to changes in a specified interest rate. Distributions on the inverse floaters paid to the fund will be reduced or, in the extreme, eliminated as short-term interest rates rise and will increase when such interest rates fall. Floating rate notes issued by a TOB Trust may be senior to the inverse floaters held by the fund. The fund may enter into tender option bond transactions on either a non-recourse or recourse basis. If the fund invests in a TOB Trust on a recourse basis, it will bear the risk of loss with respect to any liquidation of the TOB Trust. The fund will look through to the underlying securities held by a TOB Trust for purposes of calculating compliance with the fund’s 80% policy. Tender option bond transactions create leverage to the extent the fund invests the net proceeds of the floating rate notes in additional securities, and are considered a form of borrowing.

Equity securities

Although the fund invests principally in fixed income securities and related investments, the fund may from time to time invest in or receive equity securities and equity-like securities, which may include warrants, rights, exchange traded and over-the-counter common stocks, preferred stock, depositary receipts, trust certificates, limited partnership interests and shares of other investment companies, including exchange-traded funds, and real estate investment trusts. The fund may invest in or receive equity securities for which there exists no private or public market.

Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. Equity securities typically fluctuate in price more than fixed income securities.

Warrants and rights permit, but do not obligate, their holders to subscribe for other securities. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.

Western Asset Pennsylvania Municipals Fund	11

Zero coupon, pay-in-kind and deferred interest securities

Zero coupon, pay-in-kind and deferred interest securities may be used by issuers to manage cash flow and maintain liquidity. Zero coupon securities pay no interest during the life of the obligation but are issued at prices below their stated maturity value. Because zero coupon securities pay no interest until maturity, their prices may fluctuate more than other types of securities with the same maturity in the secondary market. However, zero coupon bonds are useful as a tool for managing duration.

Pay-in-kind securities have a stated coupon, but the interest is generally paid in the form of obligations of the same type as the underlying pay-in-kind securities (e.g., bonds) rather than in cash. These securities are more sensitive to the credit quality of the underlying issuer and their secondary market prices may fluctuate more than other types of securities with the same maturity.

Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.

Certain zero coupon, pay-in-kind and deferred interest securities are subject to tax rules applicable to debt obligations acquired with “original issue discount.” The fund would generally have to accrue income on these securities for federal income tax purposes before it receives corresponding cash payments. Because the fund intends to make sufficient annual distributions of its taxable income, including accrued non-cash income, in order to maintain its federal income tax status and avoid fund-level income and excise taxes, the fund might be required to liquidate portfolio securities at a disadvantageous time, or borrow cash, to make these distributions. The fund also accrues income on these securities prior to receipt for accounting purposes. To the extent it is deemed collectible, accrued income is taken into account when calculating the value of these securities and the fund’s net asset value per share, in accordance with the fund’s valuation policies.

When-issued securities, delayed delivery, to be announced and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery, to be announced or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss, for example, if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has set aside to cover these positions. Recently finalized rules by the Financial Industry Regulatory Authority (“FINRA”) impose mandatory margin requirements for certain types of when-issued, to be announced or forward commitment transactions, with limited exceptions. Such transactions historically have not been required to be collateralized, and mandatory collateralization could increase the cost of such transactions and impose added operational complexity.

Short-term investments

The fund may invest, directly or indirectly, in cash, money market instruments and short-term securities, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. Bank obligations include bank notes, certificates of deposit, time deposits, banker’s acceptances and other similar obligations. A repurchase agreement is a transaction in which the fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the fund at a higher price. The repurchase agreement thereby determines the yield during the fund’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security held by the fund. The fund may also invest in money market funds, which may or may not be registered under the 1940 Act and/or affiliated with the fund’s manager or the subadviser. The return on investment in these money market funds may be reduced by such money market funds’ operating expenses in addition to the fund’s own fees and expenses. As such, there is a layering of fees and expenses.

Borrowings and reverse repurchase agreements

The fund may enter into borrowing transactions. Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.

The fund may enter into reverse repurchase agreements, which have characteristics like borrowings. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the cash received.

Credit downgrades and other credit events

Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the subadviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses in an effort to protect the fund’s interest in securities experiencing these events.

12	Western Asset Pennsylvania Municipals Fund

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing in any type of taxable money market instruments and short-term debt securities or holding cash without regard to any percentage limitations. Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Other investments

The fund may also use other strategies and invest in other investments that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of investments described in this Prospectus or in the SAI. New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, the fund may invest in new types of securities and instruments.

Percentage and other limitations

For purposes of the fund’s limitations expressed as a percentage of assets or net assets, the term “assets” or “net assets,” as applicable, means net assets plus the amount of any borrowings for investment purposes. The fund’s compliance with its investment limitations and requirements described in this Prospectus is usually determined at the time of investment. If such a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in asset values or characteristics, a sale of securities or a change in credit quality will not constitute a violation of that limitation.

Selection process

The subadviser selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from changes in market conditions. In selecting individual securities, the subadviser:

•	Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market
•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as education, housing, hospital and industrial development, based on their apparent relative values
•	Considers the yields available for securities with different maturities and a security’s maturity in light of the outlook for the issuer, its sector and interest rates
•	Seeks to identify individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

More on risks of investing in the fund

Market and interest rate risk. The value of fixed income and other securities owned by the fund may go up or down, sometimes rapidly or unpredictably. If the value of the securities owned by the fund falls, the value of your investment in the fund will decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not typically have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.

The value of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities, and therefore the value of your investment in the fund, generally goes down. Interest rates have been historically low, so the fund faces a heightened risk that interest rates may rise. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. However, calculations of duration and maturity may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non-U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the fund’s yield will decline. Also, when interest rates decline, investments made by the fund may pay a lower interest rate, which would reduce the income received by the fund.

Market events risk. In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative

Western Asset Pennsylvania Municipals Fund	13

interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

Credit risk. The value of your investment in the fund could decline if the issuer of a security held by the fund or another obligor for that security (such as a party offering credit enhancement) fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy. The value of your investment in the fund could also decline if the credit rating of a security held by the fund is downgraded or the credit quality or value of any assets underlying the security declines. If the fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, the number of municipal insurers is relatively small, and, as a result, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. Also, the fund may incur expenses in an effort to protect the fund’s interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics. Credit risk is typically greatest for the fund’s high yield debt securities, which are rated below the Baa/BBB categories or unrated securities of comparable quality (“junk” bonds).

The fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. The fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities.

High yield (“junk”) bonds risk. High yield bonds, often called “junk” bonds, have a higher risk of issuer default or may be in default and are considered speculative. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. High yield bonds may also be less liquid than higher-rated securities, which means the fund may have difficulty selling them at times, and it may have to apply a greater degree of judgment in establishing a price for purposes of valuing fund shares. High yield bonds generally are issued by less creditworthy issuers. Issuers of high yield bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders. The fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. High yield bonds frequently have redemption features that permit an issuer to repurchase the security from the fund before it matures. If the issuer redeems high yield bonds, the fund may have to invest the proceeds in bonds with lower yields and may lose income.

Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates, or the derivatives themselves behave in a way not anticipated by the fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect which may increase investment losses and increase the fund’s volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The other parties to certain derivatives transactions present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity except through the counterparty to the instrument. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the additional regulations are not yet fully known and may not be for some time.

14	Western Asset Pennsylvania Municipals Fund

Investments by the fund in structured securities, a type of derivative, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.

Swap agreements tend to shift the fund’s investment exposure from one type of investment to another. For example, the fund may enter into interest rate swaps, which involve the exchange of interest payments by the fund with another party, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. If an interest rate swap intended to be used as a hedge negates a favorable interest rate movement, the investment performance of the fund would be less than what it would have been if the fund had not entered into the interest rate swap.

Credit default swap contracts involve heightened risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value. If the fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the fund would also be subject to credit risk relating to the seller’s payment of its obligations in the event of a default (or similar event). If the fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of a default (or similar event).

The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires certain swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The fund will assume the risk that the clearinghouse may be unable to perform its obligations.

The fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the fund to post margin and the broker may require the fund to post additional margin to secure the fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the fund to deposit larger amounts of margin. The fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the fund to terminate a derivatives position under certain circumstances. This may cause the fund to lose money.

Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund’s assets is committed to derivatives in general or is invested in just one or a few types of derivatives.

Leveraging risk. The value of your investment may be more volatile if the fund borrows or uses derivatives or other investments that have a leveraging effect on the fund’s portfolio. Other risks described in the Prospectus also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets.

Tender option bond risk. Tender option bond transactions expose the fund to leverage and credit risk, and generally involve greater risk than investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive on inverse floating rate debt instruments (“inverse floaters”) acquired in such transactions vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the risk of leverage will be increased to the extent that the fund invests the proceeds that it receives from the sale of floating rate securities in a tender option bond transaction in other securities. Inverse floaters will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for inverse floaters can be volatile, and inverse floaters can have limited liquidity. Investments in inverse floaters issued in tender option bond transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives. Tender option bond transactions may not receive the tax, accounting or regulatory treatment that is anticipated by the fund.

Liquidity risk. Liquidity risk exists when particular investments are impossible or difficult to sell. Although most of the fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the fund, particularly during periods of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, the fund may suffer a loss. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector. Further, certain securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The fund will not receive its sales proceeds until that time, which may constrain the fund’s ability to meet its obligations (including obligations to redeeming shareholders).

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expenses may be higher if average net assets decrease, as a result of redemptions or otherwise, or

Western Asset Pennsylvania Municipals Fund	15

if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Tax risk. There is no guarantee that the income on the fund’s municipal securities will remain exempt from regular federal income and Pennsylvania state personal income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or Pennsylvania state personal income taxes, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to fund shareholders could be recharacterized as taxable.

Some of the fund’s income distributions may be subject to regular federal income tax and/or Pennsylvania state personal income taxes, and distributions of any capital gains generally will be subject to regular federal income and Pennsylvania state personal income taxes. All or a portion of the fund’s dividends that are exempt from regular federal income tax may nevertheless be taken into account for purposes of federal alternative minimum tax. Distributions of the fund’s income and capital gains will generally be subject to state and local taxes for investors that reside in states other than Pennsylvania that impose such taxes.

Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.

Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.

Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Risks relating to investments in municipal securities. Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of U.S. federal programs providing financial support. Where municipal securities are issued to finance particular projects, such as those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse conditions and developments in those sectors can result in lower revenues to issuers of municipal securities, potentially resulting in defaults, and can also have an adverse effect on the broader municipal securities market.

There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and liquid than other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Risks associated with focusing on investments in Pennsylvania municipal securities. The fund focuses its investments on Pennsylvania municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting Pennsylvania municipal issuers. Employment levels, personal income and commercial activity contribute significantly to Pennsylvania tax revenues, and the Commonwealth could suffer from declines in these or other sources of revenue. Pennsylvania has had to implement several rounds of budget cuts in recent years and has taken other measures to reduce budget deficits. Meanwhile, health care costs and the Commonwealth’s retirement benefits costs and pension liabilities continue to rise. Changes in federal law or regulation, federal budgetary changes or other actions may lead to reductions in federal spending. Further reductions in federal funding or other changes that increase state spending could place additional strain on the Commonwealth and local governments and may have a negative effect on their ability to meet their obligations. Furthermore, local municipal issuers in Pennsylvania often are dependent on the state government for a portion of their revenues. These and other factors may affect adversely the ability of the issuers of Pennsylvania municipal securities to make required payments of interest and principal, as well as the market value and marketability of municipal securities held by the fund. The foregoing and other factors may result in losses to the fund. In addition, if the fund has difficulty finding high quality

16	Western Asset Pennsylvania Municipals Fund

Pennsylvania municipal securities to purchase, the amount of the fund’s income that is subject to Pennsylvania taxes could increase. Also, the fund may be more volatile than a more geographically diverse fund. More detailed information about the economy of Pennsylvania may be found in the SAI.

Investment company and ETF risk. Investing in securities issued by investment companies, including ETFs, involves risks similar to those of investing directly in the securities and other assets held by the investment company or ETF. Unlike shares of typical mutual funds, shares of ETFs are traded on an exchange throughout a trading day and bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. The trading price of an ETF is expected to closely track the actual net asset value of the ETF, and the fund will generally gain or lose value consistent with the performance of the ETF’s portfolio securities. The fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the fund will indirectly bear its pro rata share of the fees and expenses incurred by a fund it invests in, including advisory fees. These expenses are in addition to the advisory and other expenses that the fund bears directly in connection with its own operations. An ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The value of non-U.S. securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the fund determines its net asset value. The fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If the fund holds cash uninvested, the fund will not earn income on the cash and the fund’s yield will go down. If a significant amount of the fund’s assets is used for cash management or defensive investing purposes, it may not achieve its investment objective.

Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect, or if there are imperfections, errors or limitations in the tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.

Redemption risk. The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the fund could hurt performance and/or cause the remaining shareholders in the fund to lose money. The fund’s redemption risk is increased if one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the fund’s manager. If the fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.

Operational risk. Your ability to transact with the fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The fund and its shareholders could be negatively impacted as a result.

Cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data (including private shareholder information), or proprietary information, or cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality.

Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Portfolio holdings

A description of the fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI. The fund posts its complete portfolio holdings at www.leggmason.com/mutualfunds (click on the name of the fund) on a quarterly basis. The fund intends to post its complete portfolio holdings 14 calendar days following the quarter-end. The fund intends to post partial information concerning the fund’s portfolio

Western Asset Pennsylvania Municipals Fund	17

holdings (such as top 10 holdings or sector breakdowns, for example) on the Legg Mason funds’ website on a monthly basis. The fund intends to post this partial information 10 business days following each month-end. Such information will remain available until the next month’s or quarter’s holdings are posted.

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More on fund management

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of March 31, 2018, LMPFA’s total assets under management were approximately $178.8 billion.

Western Asset Management Company, LLC (formerly known as Western Asset Management Company) (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of March 31, 2018, the total assets under management of Western Asset and its supervised affiliates were approximately $426 billion.

LMPFA pays the subadviser a portion of the management fee that it receives from the fund. The fund does not pay any additional advisory or other fees for advisory services provided by Western Asset.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of March 31, 2018, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $754.1 billion.

Investment professionals

The fund is managed by a broad team of investment professionals. Senior members of the portfolio management team are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. They work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are S. Kenneth Leech (Chief Investment Officer), Robert E. Amodeo (Head of Municipals) and David T. Fare (Portfolio Manager). Mr. Fare has been a part of the portfolio management team for the fund since 2004. Mr. Amodeo has been a part of the portfolio management team for the fund since 2007. Mr. Leech has been a part of the portfolio management team for the fund since 2014. Messrs. Leech, Amodeo and Fare have been employed by Western Asset as investment professionals for at least the past five years.

The SAI provides information about the compensation of the investment professionals, other accounts managed by the investment professionals and any fund shares held by the investment professionals.

Management fee

The fund pays a management fee at an annual rate of 0.45% of its average daily net assets.

For the fiscal year ended March 31, 2018, the fund paid LMPFA an effective management fee of 0.45% of the fund’s average daily net assets for management services.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Annual Report for the period ended March 31, 2018.

Expense limitation

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.85% for Class FI shares, 0.60% for Class I shares and 0.55% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2019, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual fund operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Additional information

The fund enters into contractual arrangements with various parties, including, among others, the fund’s investment manager and the subadviser, who provide services to the fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, those contractual arrangements.

This Prospectus and the SAI provide information concerning the fund that you should consider in determining whether to purchase shares of the fund. The fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

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Distribution

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a shareholder services and distribution plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, the fund pays distribution and/or service fees based on an annualized percentage of average daily net assets of up to 0.15% for Class A shares; up to 0.70% for Class C shares; and up to 0.25% for Class FI shares. Payments by the fund under its plan go to LMIS, financial intermediaries and other parties that provide services in connection with or are otherwise involved in the distribution of its shares or administration of plans or programs that use its shares as their funding medium, and to reimburse certain other expenses and payments. From time to time, LMIS and/or financial intermediaries may agree to a reduction or waiver of these fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares and Class IS shares are not subject to distribution and/or service fees under the plan.

Additional payments

In addition to payments made to intermediaries under the fund’s shareholder services and distribution plan and other payments made by the fund for shareholder services and/or recordkeeping, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as Service Agents through which investors may purchase shares of the fund, including your Service Agent. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the distributor, the manager and/or their affiliates, and the recipients of these payments.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your Service Agent for details about revenue sharing payments it receives or may receive. Additional information about revenue sharing payments is available in the SAI. Revenue sharing payments, as well as payments by the fund under the shareholder services and distribution plan or for recordkeeping and/or shareholder services, also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

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Choosing a class of shares to buy

Individual investors can generally invest in Class A and Class C shares. Class C shares are not available for purchase through accounts where LMIS is the broker-dealer of record (“LMIS Accounts”). Individual investors who invest directly with the fund and who meet the $1,000,000 minimum initial investment requirement may purchase Class I shares. Institutional Investors and Clients of Eligible Financial Intermediaries should refer to “Institutional Investors — eligible investors” below for a description of the classes available to them.

Investors not purchasing directly from the fund may purchase shares through a Service Agent. Please note that if you are purchasing shares through a Service Agent, your Service Agent may not offer all classes of shares. Service Agents making fund shares available to their clients determine which share class(es) to make available. Your Service Agent may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the practices adopted by your Service Agent. Certain Service Agents may impose their own investment fees and practices for purchasing and selling fund shares, which are not described in this Prospectus or the SAI, and which will depend on the policies, procedures and trading platforms of the Service Agent. Consult a representative of your Service Agent about the availability of fund shares and the Service Agent’s practices and other information.

Individual investors investing through a Service Agent may be eligible to invest in Class I or Class IS shares, if such Service Agent is acting solely as an agent on behalf of its customers pursuant to an agreement with LMIS and such investor’s shares are held in an omnibus account on the books of the fund. Please contact your Service Agent for more information.

Please note that the fund does not charge any front-end load, deferred sales charge or other asset-based fee for sales or distribution of Class I shares and Class IS shares. However, if you purchase Class I or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers pursuant to an agreement with LMIS, that Service Agent may charge you a commission in an amount determined and separately disclosed to you by the Service Agent.

Because the fund is not a party to any commission arrangement between you and your Service Agent, any purchases and redemptions of Class I or Class IS shares will be made by the fund at the applicable net asset value (before imposition of the sales commission). Any commissions charged by a Service Agent are not reflected in the fees and expenses listed in the fee table or expense example in this Prospectus nor are they reflected in the performance in the bar chart and table in this Prospectus because these commissions are not charged by the fund.

Each class has different sales charges and expenses, allowing you to choose a class that may be appropriate for you.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest
•	How long you expect to own the shares
•	The expenses paid by each class detailed in the fee table and example at the front of this Prospectus
•	Whether you qualify for any reduction or waiver of sales charges
•	Availability of share classes

When choosing between Class A or Class C shares, you should be aware that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front-end sales charge and service fees you would have paid for larger purchases of Class A shares. If you are eligible to purchase Class I shares, you should be aware that Class I shares are not subject to a front-end sales charge or distribution or service fees and generally have lower annual expenses than Class A or Class C shares.

Each class of shares, except Class IS shares, is authorized to pay fees for recordkeeping services, account servicing, networking, or similar services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

You may buy shares:

(i)	through a Service Agent or

(ii)	directly from the fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class. You should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

More information about the fund’s classes of shares is available through the Legg Mason funds’ website. You’ll find detailed information, free of charge and in a clear and prominent format, about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The front-end sales charges that apply to the purchase of Class A shares
•	The contingent deferred sales charges that apply to the redemption of Class C and certain Class A shares
•	Who qualifies for lower sales charges on Class A shares

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•	Who qualifies for a sales load waiver

To visit the website, go to www.leggmason.com/mutualfunds, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for Legg Mason Funds sales charge and breakpoint information.”

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Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should also review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you choose a class that may be appropriate for you. Please contact your Service Agent regarding the availability of Class FI or Class IS shares or, if you plan to purchase shares through the fund, contact the fund. You may be required to provide appropriate documentation confirming your eligibility to invest in these share classes. Your Service Agent may receive different compensation depending upon which class you choose.

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service fees	Exchange privilege[1]
Class A	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally lower annual expenses than Class C	Up to 4.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more if you redeem within 18 months of purchase; waived for certain investors	0.15% of average daily net assets	Class A shares of funds sold by the distributor
Class C	• No initial sales charge • Contingent deferred sales charge for only 1 year • Generally higher annual expenses than Class A • Not available through LMIS Accounts	None	1.00% if you redeem within 1 year of purchase; waived for certain investors	0.70% of average daily net assets	Class C shares of funds sold by the distributor
Class FI	• No initial or contingent deferred sales charge • Only offered to Clients of Eligible Financial Intermediaries	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the distributor
Class I*

•  No initial or contingent deferred sales charge

•  Only offered to certain Institutional Investors, Clients of Eligible Financial Intermediaries and other eligible investors

•  Generally lower annual expenses than all classes, except Class IS

		None	None	None	Class I shares of funds sold by the distributor
Class IS*

•  No initial or contingent deferred sales charge

•  Only offered to certain Institutional Investors, Clients of Eligible Financial Intermediaries and other eligible investors

•  Generally lower annual expenses than the other classes

		None	None	None	Class IS shares of funds sold by the distributor

[1]	Ask your Service Agent or the fund about the funds available for exchange.
*	A Service Agent may assess its own commission on certain transactions in Class I and Class IS shares in an amount determined and separately disclosed to you by the Service Agent.

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Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of Service Agent compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by the distributor, the distributor will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.15% of the average daily net assets represented by the Class A shares serviced by them.

Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Service Agent commission as a % of offering price
Less than $100,000	4.25	4.44	4.00
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more[1]	-0-	-0-	up to 1.00

[1]	The distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase, you will pay a contingent deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of shares of funds sold by the distributor to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

Accumulation Privilege – allows you to combine the current value of shares of the fund with other shares of funds sold by the distributor that are owned by:

•	you or
•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Shares of money market funds sold by the distributor that were not acquired by exchange from other funds offered with a sales charge may not be combined. Please contact your Service Agent or the fund for additional information.

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent – allows you to purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of shares of funds sold by the distributor that are purchased during the 13-month period by:

•	you or
•	your spouse and children under the age of 21

are eligible for inclusion under the letter of intent, based on the public offering price at the time of the purchase and any capital appreciation on those shares. In addition, you can include the current value of any eligible holdings toward your asset goal amount.

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If you hold shares of funds sold by the distributor in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your asset goal amount.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your asset goal amount. Please contact your Service Agent for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Shareholders investing in Class A shares through LMIS Accounts
•	Investors who redeemed at least the same amount of Class A shares of a fund sold by the distributor in the past 60 days, if the investor’s Service Agent is notified
•	Directors and officers of any Legg Mason-sponsored fund
•	Employees of Legg Mason and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the fund at 1-877-721-1926 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

Different Service Agents may impose different sales loads or offer different ways to reduce sales loads. These variations are described at the end of this Prospectus in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or the fund, consult the SAI or visit the Legg Mason funds’ website, www.leggmason.com/mutualfunds, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for Legg Mason Funds sales charge and breakpoint information.”

Class C shares

You buy Class C shares at net asset value with no initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%. Class C shares are not available for purchase through LMIS Accounts.

LMIS generally will pay Service Agents selling Class C shares a commission of up to 0.75% of the purchase price of the Class C shares they sell. LMIS will retain the contingent deferred sales charges and an annual distribution and/or service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution and/or service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by them.

Class FI shares

You buy Class FI shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class FI shares serviced by them.

Class I shares and Class IS shares

You buy Class I shares and Class IS shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Class I shares and Class IS shares are not subject to any distribution and/or service fees. However, if you purchase Class I shares or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers pursuant to an agreement with LMIS, the Service Agent may charge you a commission in an amount determined and separately disclosed to you by the Service Agent. In order to purchase Class I shares or Class IS shares, individual investors must meet the eligibility criteria to invest in such shares or purchase such shares through a Service Agent who holds shares through an omnibus account held on the books of the fund.

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More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of the same share class of another fund sold by the distributor

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeem shares of a fund sold by the distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days in any other fund sold by the distributor and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent or the fund for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

To have your contingent deferred sales charge waived, you or your Service Agent must let the fund know at the time you redeem shares that you qualify for such a waiver.

Different Service Agents may offer different contingent deferred sales charge waivers. These variations are described at the end of this Prospectus in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent or the fund, consult the SAI or visit the Legg Mason funds’ website, www.leggmason.com/mutualfunds and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for Legg Mason Funds sales charge and breakpoint information.”

26	Western Asset Pennsylvania Municipals Fund

Institutional Investors — eligible investors

Clients of Eligible Financial Intermediaries

“Clients of Eligible Financial Intermediaries” are investors who invest in the fund through Service Agents that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class A, Class FI, Class I or Class IS shares through a no-load network or platform (“Eligible Investment Programs”). Such investors may include investors who invest in the fund through the program of a Service Agent where the investor typically invests $10 million or more in assets under management in accounts with the Service Agent (“Management Accounts”). Such investors may also include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Eligible Investment Programs may also include college savings vehicles such as Section 529 plans and direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account to a master account in the sponsor’s name. The Service Agent may impose separate investment minimums.

Clients of Eligible Financial Intermediaries may generally invest in Class A, Class FI, Class I or Class IS shares. Class I and Class IS shares are available for exchange from Class A or Class C shares of the fund by participants in Eligible Investment Programs.

Institutional Investors

“Institutional Investors” may include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities. The distributor or the Service Agent may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

Institutional Investors may invest in Class I or Class IS shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A and Class C shares, which have different investment minimums, fees and expenses.

Class FI shares

Class FI shares are offered only to Clients of Eligible Financial Intermediaries.

Class I shares

Class I shares may be purchased by:

•	Institutional Investors who meet the $1,000,000 minimum initial investment requirement;
•	Individual investors investing directly with the fund who meet the $1,000,000 minimum initial investment requirement;
•	Clients of Eligible Financial Intermediaries;
•	Investors investing through a Service Agent acting solely as agent on behalf of its customers pursuant to an agreement with LMIS; and
•	Other investors authorized by LMIS.

Investors who qualify as Clients of Eligible Financial Intermediaries or who participate in Eligible Investment Programs made available through their Service Agents (such as investors in fee-based advisory or mutual fund “wrap” programs) are eligible to purchase, directly or via exchange, Class I shares, among other share classes. In such cases your ability to hold Class I shares may be premised on your continuing participation in a fee-based advisory or mutual fund wrap program.

Your Service Agent may reserve the right to redeem your Class I shares or exchange them for Class A shares of the same fund, as applicable, if you terminate your fee-based advisory or mutual fund wrap program and are no longer eligible for Class I shares. You may be subject to an initial sales charge in connection with such exchange, and you will be subject to the annual distribution and/or service fee applicable to Class A shares. Any redemption may generate a taxable gain or loss and significantly change the asset allocation of your account. Please contact your Service Agent for more information.

Certain waivers of these requirements for individuals associated with the fund, Legg Mason or its affiliates are discussed in the SAI.

Class IS shares

Class IS shares may be purchased by accounts which are not subject to the payment of recordkeeping, account servicing, networking or similar fees by the fund to any intermediary. Class IS shares may be purchased by:

•	Institutional Investors;
•	Clients of Eligible Financial Intermediaries (including Management Accounts);
•	Investors investing through a Service Agent acting solely as agent on behalf of its customers pursuant to an agreement with LMIS; and
•	Other investors authorized by LMIS.

Investors who qualify as Clients of Eligible Financial Intermediaries or who participate in Eligible Investment Programs made available through their Service Agents (such as investors in fee-based advisory or mutual fund “wrap” programs) are eligible to purchase, directly or via exchange, Class IS shares, among other share classes. In such cases your ability to hold Class IS shares may be premised on your continuing participation in a fee-based advisory or mutual fund wrap program.

Western Asset Pennsylvania Municipals Fund	27

Your Service Agent may reserve the right to redeem your Class IS shares or exchange them for Class A shares of the same fund, as applicable, if you terminate your fee-based advisory or mutual fund wrap program and are no longer eligible for Class IS shares. You may be subject to an initial sales charge in connection with such exchange and you will be subject to the annual distribution and/or service fee applicable to Class A shares. Any redemption may generate a taxable gain or loss and significantly change the asset allocation of your account.

Please contact your Service Agent for more information.

Other considerations

Service Agents may choose to impose qualification requirements that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any Service Agent to impose such differing requirements. Please consult with your Service Agent for more information about available share classes.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

28	Western Asset Pennsylvania Municipals Fund

Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

The fund may not be available for sale in certain states. Prospective investors should inquire as to whether the fund is available for sale in their state of residence.

You must provide the following information for your order to be processed:

•   Name of fund being bought

•   Class of shares being bought

•   Dollar amount or number of shares being bought (as applicable)

•   Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.
Through the fund

Investors should contact the fund at 1-877-721-1926 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699

Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, MA 01581

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares. The fund will accept checks from other fund families and investment companies as long as the registration name on your fund account is the same as that listed on the check.

For more information, please call the fund between 8:00 a.m. and 5:30 p.m. (Eastern time).

Through a systematic investment plan

You may authorize your Service Agent or the fund transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent, (iii) another Legg Mason fund or (iv) certain money market funds, in order to buy shares on a regular basis.

•   Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

•   Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

•   If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

•   For amounts transferred from other Legg Mason funds, please see the section titled “Exchanging shares—Through a systematic exchange plan” in such fund’s prospectus

For more information, please contact your Service Agent or the fund, or consult the SAI.

Additional information about purchases

If you pay with a check or ACH transfer that does not clear or if your payment is not received in a timely manner, your purchase may be cancelled and you may be liable for any loss to the fund. Please note that the fund will not accept cash, money orders, third-party checks, starter checks, internet checks, cashier checks if not received from a financial institution in connection with a transfer of assets, credit card convenience checks and traveler’s checks for purchase of fund shares. The fund and its agents have the right to reject or cancel any purchase due to nonpayment.

Western Asset Pennsylvania Municipals Fund	29

Account registration changes

Changes in registration or certain account options for accounts held directly with the fund must be made in writing. Medallion signature guarantees may be required. (See “Other things to know about transactions—Medallion signature guarantees” below.) All correspondence must include the account number and must be sent to one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699

Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, MA 01581

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Exchanging shares

Generally

You may exchange shares of the fund for the same class of shares of other funds sold by the distributor on any day that both the fund and the fund into which you are exchanging are open for business. For investors who qualify as Clients of Eligible Financial Intermediaries and participate in Eligible Investment Programs made available through their Service Agents (such as investors in fee-based advisory or mutual fund “wrap” programs), an exchange may be made from Class A or Class C shares to Class I or Class IS shares of the same fund under certain limited circumstances. Please refer to the section of this Prospectus titled “Institutional Investors — eligible investors” or contact your Service Agent for more information.

An exchange of shares of one fund for shares of another fund is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange of shares of one class directly for shares of another class of the same fund normally should not be taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

The exchange privilege is not intended as a vehicle for short-term trading. The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•   If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

•   If you bought shares directly from the fund, contact the fund at 1-877-721-1926 to learn which funds are available to you for exchanges

•   Exchanges may be made only between accounts that have identical registrations

•   Not all funds offer all classes

•   Some funds are offered only in a limited number of states. Your Service Agent or the fund will provide information about the funds offered in your state

Always be sure to read the Prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements

•   In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange. You may be charged an initial or contingent deferred sales charge if the shares being exchanged were not subject to a sales charge

•   Except as noted above, your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•   You will generally be required to meet the minimum investment requirement for the class of shares of the fund or share class into which your exchange is made (except in the case of systematic exchange plans)

•   Your exchange will also be subject to any other requirements of the fund or share class into which you are exchanging shares

•   The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone	Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined. Telephone exchanges may be made only between accounts that have identical registrations and may be made on any day the New York Stock Exchange (“NYSE”) is open.

Western Asset Pennsylvania Municipals Fund	31

By mail

Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699

Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, MA 01581

Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•   Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

•   Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

For more information, please contact your Service Agent or the fund or consult the SAI.

32	Western Asset Pennsylvania Municipals Fund

Redeeming shares

Generally

You may redeem shares at their net asset value next determined after receipt by your Service Agent or the fund transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge. Redemptions made through your Service Agent may be subject to transaction fees or other conditions as set by your Service Agent.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

Your redemption proceeds normally will be sent within 2 business days after your request is received in good order, but in any event within 7 days, regardless of the method the fund uses to make such payment (e.g., check, wire or electronic transfer (ACH)). Your proceeds may be delayed for up to 10 days if you redeem shares recently purchased by check.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended beyond 7 days, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds may be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee by your bank on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

Under normal circumstances, the fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. The fund also may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time.

The fund may pay all or a portion of your redemption proceeds by giving you securities (for example, if the fund reasonably believes that a cash redemption may have a substantial impact on the fund and its remaining shareholders). You may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption.

The fund has available an unsecured revolving credit facility (the “Redemption Facility”) that may be used as an additional source of liquidity to fund redemptions of shares. Unless renewed, the Redemption Facility will terminate on November 19, 2018, and there can be no guarantee that it will be renewed.

During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be comprised of less-liquid investments, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.

By mail

Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699

Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, MA 01581

Your written request must provide the following:

•   The fund name, the class of shares being redeemed and your account number

•   The dollar amount or number of shares being redeemed

•   Signature of each owner exactly as the account is registered

•   Medallion signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone	If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information.

Western Asset Pennsylvania Municipals Fund	33

Please have the following information ready when you call: • Name of fund being redeemed • Class of shares being redeemed • The dollar amount or number of shares being redeemed • Account number
Systematic withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $5,000 and each automatic redemption must be at least $50 per transaction per month and $150 quarterly per fund.

The following conditions apply:

•   Redemptions may be made monthly, quarterly, semi-annually or annually

•   If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year

•   You must elect to have all dividends and distributions reinvested

For more information, please contact your Service Agent or the fund or consult the SAI.

34	Western Asset Pennsylvania Municipals Fund

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund
•	Your account number
•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought
•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)
•	Dollar amount or number of shares being bought, exchanged or redeemed
•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”

The transfer agent or the fund will employ reasonable procedures to confirm that any telephone, electronic or other exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, employing identification numbers, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions, subject to applicable law.

The fund does not consider the U.S. Postal Service or private delivery services to be its agents. Therefore, deposits in the mail or with such delivery services, or receipt at the fund’s post office box, of purchase requests or redemption orders, do not constitute receipt by the fund or its transfer agent.

The fund has the right to:

•	Suspend the offering of shares permanently or for a period of time
•	Waive or change minimum initial and additional investment amounts
•	Reject any purchase or exchange order
•	Change, revoke or suspend the exchange privilege
•	Suspend telephone transactions
•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC
•	Redeem shares if information provided in the application should prove to be incorrect in any manner judged by the fund to be material (e.g., in a manner such as to render the shareholder ineligible to purchase shares of that class)
•	Delay sending out redemption proceeds for up to seven days if, in the judgment of the subadviser, the fund could be adversely affected by immediate payment. The fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC or the Investment Company Act of 1940, as amended
•	Close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

For your protection, the fund or your Service Agent may request additional information in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the fund for more information.

Medallion signature guarantees

To be in good order, your redemption request must include a Medallion signature guarantee if you:

•	Are redeeming shares and sending the proceeds to an address or bank not currently on file
•	Changed your account registration or your address within 30 days
•	Want the check paid to someone other than the account owner(s)
•	Are transferring the redemption proceeds to an account with a different registration

A Medallion signature guarantee may also be required if you:

•	Are making changes to the account registration after the account has been opened; and
•	Are transferring shares to an account in another Legg Mason fund with a different account registration

When a Medallion signature guarantee is called for, the shareholder should have a Medallion signature guarantee stamped under his or her signature. You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, national securities exchanges, registered securities associations and clearing agencies (each an “Eligible Guarantor Institution”), but not from a notary public.

The fund and its agents reserve the right to reject any Medallion signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject Medallion signature guarantees from Eligible Guarantor Institutions. The fund may change the signature guarantee requirements from time to time without prior notice to shareholders.

Western Asset Pennsylvania Municipals Fund	35

Restrictions on the availability of the fund outside the United States

The distribution of this Prospectus and the offering of shares of the fund are restricted in certain jurisdictions. This Prospectus is not an offer or solicitation in any jurisdiction where such offer or solicitation is unlawful, where the person making an offer or solicitation is not authorized to make it or a person receiving an offer or solicitation may not lawfully receive it or may not lawfully invest in the fund. Investors should inform themselves as to the legal requirements within their own country before investing in the fund.

This Prospectus, and the offer of shares hereunder, are not directed at persons outside the United States. In particular, the fund is not intended to be marketed to prospective investors in any member state of the European Union, Iceland, Liechtenstein or Norway (collectively, the “European Economic Area” or “EEA”). No notification or application has been made to the competent authority of any member state of the EEA under the Alternative Investment Fund Managers Directive (or any applicable legislation or regulations made thereunder) to market the fund to investors in the EEA and it is not intended that any such notification or application shall be made.

U.S. citizens with addresses in the United States, and non-U.S. citizens who reside in the United States and have U.S. addresses, are permitted to establish accounts with the fund. For these purposes, the “United States” and “U.S.” include U.S. territories.

The fund generally does not permit persons who do not reside in the United States or who do not have U.S. addresses to establish accounts. Therefore, U.S. citizens residing in foreign countries, as well as non-U.S. citizens residing in foreign countries, generally will not be permitted to establish accounts with the fund.

For further information, you or your Service Agent may contact the fund at 1-877-721-1926 or 1-203-703-6002.

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small account fees/Mandatory redemptions

Small accounts may be subject to a small account fee or to mandatory redemption, as described below. Please contact your Service Agent or the fund for information on the policy applicable to your account.

Small account fees

To offset the relatively higher impact on fund expenses of servicing smaller accounts, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by your Service Agent or by LMIS for LMIS Accounts on the next-to-last business day of the quarter (with an annual maximum of $15.00 per account) if the value of your account is below $1,000 (if applicable, $250 for retirement plans that are not employer-sponsored) for any reason (including declines in net asset value). The small account fee will be charged by redeeming shares in your account. If the value of your account is $3.75 or less, the amount in the account may be exhausted to pay the small account fee. If your Service Agent or LMIS assesses a small account fee, the small account fee will not be assessed on systematic investment plans until the end of the first quarter after the account has been established for 21 months. Payment of the small account fee through a redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

The small account fee will not be charged on, if applicable: (i) Retirement Plans (but will be charged on other plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts); (ii) Legg Mason funds that have been closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents; and (iv) Class FI, Class I and Class IS shares.

If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts of other Legg Mason funds in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges).

The small account fee is calculated on a fund-by-fund basis. If you have accounts in multiple funds, they will not be aggregated for the purpose of calculating the small account fee.

Small account balance liquidations

The fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount.

Some shareholders who hold accounts in multiple classes of the same fund may have those accounts aggregated for the purposes of these calculations. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply

36	Western Asset Pennsylvania Municipals Fund

to your new purchase. Please contact your Service Agent for more information. Any redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

This policy does not apply to: (i) certain broker-controlled accounts established through the National Securities Clearing Corporation’s Networking system; (ii) qualified retirement plans (such as 401(k) plans, 403(b) plans, profit sharing plans and money purchase plans); (iii) accounts with an active systematic investment plan; (iv) accounts with an active systematic withdrawal plan; (v) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents and (vi) accounts identified to us by the applicable Service Agent as being fee-based accounts.

General

The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, implement fees for other small accounts or change the amount of the fee for small direct accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the fund or consult the SAI.

Frequent trading of fund shares

Frequent purchases and redemptions of fund shares may, in many cases, interfere with the efficient management of the fund, increase fund transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the subadviser may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s investments. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to funds sold by the fund’s distributor and their long-term shareholders, the Board has approved policies and procedures that are intended to detect and discourage excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds sold by the distributor. In the event that an exchange or purchase request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.

Under the fund’s policies and procedures, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected in funds sold by the distributor. A committee established by the manager administers the policy. The policy provides that the committee may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in funds sold by the distributor, if that shareholder has engaged in one or more “Round Trips” across all funds sold by the distributor. However, the committee has the discretion to determine that action is not necessary if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take any action against a shareholder whose trading appears inconsistent with the frequent trading policy, regardless of the number of Round Trips. Examples of the types of actions the committee may take include heightened surveillance of a shareholder account, providing a written warning letter to an account holder, restricting the shareholder from purchasing additional shares in the fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the fund. The committee will generally follow a system of progressive deterrence, although it is not required to do so.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a fund sold by the distributor either preceded or followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of that fund within 30 days of such purchase. Purchases and sales of the fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. These policies and procedures do not apply to money market funds sold by the distributor.

The policies apply to any account, whether a direct account or accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

Western Asset Pennsylvania Municipals Fund	37

The fund has also adopted policies and procedures to prevent the selective release of information about the fund’s holdings, as such information may be used for market-timing and similar abusive practices.

The policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading.

Although the fund will attempt to monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated. Monitoring of shareholder transactions may only occur for shareholder transactions that exceed a certain transaction amount threshold, which may change from time to time. The fund reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will be entitled to vote your shares and may seek voting instructions from you. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

Confirmations and account statements

If you bought shares directly from the fund, you will receive a confirmation from the fund after each transaction (except a reinvestment of dividends or capital gain distributions, an investment made through the Systematic Investment Plan, exchanges made through a systematic exchange plan and withdrawals made through the Systematic Withdrawal Plan). Shareholders will receive periodic account statements.

To assist you in the management of your account you may direct the transfer agent to send copies of your confirmations and/or periodic statements to another party whom you designate, at no charge.

38	Western Asset Pennsylvania Municipals Fund

Dividends, other distributions and taxes

Dividends and other distributions

The fund declares dividends from any net investment income daily and pays them monthly. Shares will generally begin to earn dividends on the settlement date of purchase. The fund generally distributes capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends in order to avoid a federal tax.

You can elect to receive dividends and/or other distributions in cash.

Unless you elect to receive dividends and/or other distributions in cash, your dividends and capital gain distributions will be automatically reinvested in shares of the same class you hold, at the net asset value determined on the reinvestment date. You do not pay a sales charge on reinvested distributions or dividends.

If you hold shares directly with the fund and you elect to receive dividends and/or distributions in cash, you have the option to receive such dividends and/or distributions via a direct deposit to your bank account or, provided that the dividend and/or distribution is $10.00 or more, by check. If you choose to receive dividends and/or distributions via check, amounts less than $10.00 will automatically be reinvested in fund shares as described above.

If you do not want dividends and/or distributions in amounts less than $10.00 to be reinvested in fund shares, you must elect to receive dividends and distributions via a direct deposit to your bank account.

If you hold Class A or Class C shares directly with the fund, you may instruct the fund to have your dividends and/or distributions invested in the corresponding class of shares of another fund sold by the distributor, subject to the following conditions:

•	You have a minimum account balance of $10,000 in the fund and

•	The other fund is available for sale in your state.

To change those instructions, you must notify your Service Agent or the fund at least three days before the next distribution is to be paid.

Please contact your Service Agent or the fund to discuss what options are available to you for receiving your dividends and other distributions.

The Board reserves the right to revise the dividend policy or postpone the payment of dividends, if warranted in the Board’s judgment, due to unusual circumstances.

Taxes

The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax-advantaged account. Except as specifically noted, the discussion is limited to federal income tax matters, and does not address state, local, foreign or non-income taxes. Further information regarding taxes, including certain federal income tax considerations relevant to non-U.S. persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about federal, state, local and/or foreign tax considerations that may be relevant to your particular situation.

You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions are expected to be exempt-interest dividends, which are exempt from federal income tax but may be subject to state or local income taxes. Exempt-interest dividends from Pennsylvania municipal securities will also be exempt from Pennsylvania personal income tax. In general, redeeming shares, exchanging shares and receiving distributions other than exempt-interest dividends (whether in cash, additional shares or shares of another fund) are all taxable events. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes, whether or not the shares are held in a taxable account.

The following table summarizes the tax status of certain transactions related to the fund.

Transaction	Federal income tax status	Pennsylvania personal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares are owned more than one year	Usually income
Exempt-interest dividends	Excludable from gross income	Exempt from tax if from interest on Pennsylvania municipal securities; otherwise, generally income
Dividends of taxable investment income and distributions of net short-term capital gain	Ordinary income	Income
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain	Income

Western Asset Pennsylvania Municipals Fund	39

Distributions attributable to short-term capital gains are taxable to you as ordinary income. The fund does not expect any distributions to be treated as qualified dividend income, which for noncorporate shareholders may be taxable at reduced rates. Some exempt-interest dividends may be subject to the federal alternative minimum tax. Distributions of net capital gain reported by the fund as capital gain dividends are taxable to you as long-term capital gain regardless of how long you have owned your shares. Noncorporate shareholders ordinarily pay tax at reduced rates on long-term capital gain.

You may want to avoid buying shares when the fund is about to declare a capital gain distribution because it will be taxable to you even though it may economically represent a return of a portion of your investment.

A Medicare contribution tax is imposed at the rate of 3.8% on all or a portion of net investment income of U.S. individuals if their income exceeds specified thresholds and on all or a portion of undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends (other than exempt-interest dividends) and capital gain distributions paid by the fund and gain on the redemption or exchange of fund shares.

A dividend declared by the fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.

After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received, including exempt-interest dividends, and any redemptions of shares during the previous year. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

40	Western Asset Pennsylvania Municipals Fund

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.

The fund calculates its net asset value every day the NYSE is open. The fund generally values its securities and other assets and calculates its net asset value as of the scheduled close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at a time other than the scheduled closing time, the fund will calculate its net asset value as of the scheduled closing time. The NYSE is closed on certain holidays listed in the SAI.

In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the fund transfer agent before the scheduled close of regular trading on the NYSE on that day to receive that day’s price. If the NYSE closes early on that day, you must place your order prior to the scheduled closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the fund transfer agent on a timely basis.

Valuation of the fund’s securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to the manager, which generally uses independent third party pricing services approved by the Board. Under the procedures, assets are valued as follows:

•	The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies.
•	Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price (which may be reported at a different time than the time at which the fund’s NAV is calculated) or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies. Investments in mutual funds are valued at the net asset value per share of the class of the underlying fund held by the fund as determined on each business day.
•	The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade. The prices of foreign equity securities typically are adjusted using a fair value model developed by an independent third party pricing service to estimate the value of those securities at the time of closing of the NYSE. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.
•	If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

Western Asset Pennsylvania Municipals Fund	41

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years, unless otherwise noted. No financial highlights are presented for Class FI and Class IS shares because no Class FI and Class IS shares were outstanding for the periods shown. The returns for Class FI and Class IS shares will differ from those of the other classes to the extent their expenses differ. Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and other distributions. Unless otherwise noted, this information has been derived from the fund’s financial statements for the fiscal year ended 2018, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is incorporated by reference into the fund’s SAI (see back cover) and is included in the fund’s annual report. The information for the years prior to the fiscal year ended 2018 was audited by KPMG LLP, the fund’s prior independent registered public accounting firm. The fund’s annual report is available upon request by calling toll-free 1-877-721-1926.

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class A Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$12.75	$13.19	$13.19	$12.74	$13.52

Income (loss) from operations:
Net investment income	0.44	0.46	0.47	0.48	0.50
Net realized and unrealized gain (loss)	(0.12)	(0.44)	(0.00) [2]	0.45	(0.78)
Total income (loss) from operations	0.32	0.02	0.47	0.93	(0.28)

Less distributions from:
Net investment income	(0.44)	(0.46)	(0.47)	(0.48)	(0.50)
Total distributions	(0.44)	(0.46)	(0.47)	(0.48)	(0.50)

Net asset value, end of year	$12.63	$12.75	$13.19	$13.19	$12.74
Total return[3]	2.56%	0.13%	3.65%	7.38%	(1.98)%

Net assets, end of year (000s)	$100,304	$109,196	$126,247	$127,733	$134,031

Ratios to average net assets:
Gross expenses	0.74%	0.72%	0.71%	0.71%	0.72%
Net expenses	0.74 [4]	0.72 [4]	0.71	0.71	0.72
Net investment income	3.47	3.50	3.60	3.67	3.93

Portfolio turnover rate	14%	14%	17%	3%	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]	Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects fee waivers and/or expense reimbursements.

42	Western Asset Pennsylvania Municipals Fund

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class C Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$12.69	$13.13	$13.13	$12.68	$13.46

Income (loss) from operations:
Net investment income	0.37	0.38	0.39	0.40	0.43
Net realized and unrealized gain (loss)	(0.12)	(0.44)	(0.00) [2]	0.45	(0.78)
Total income (loss) from operations	0.25	(0.06)	0.39	0.85	(0.35)

Less distributions from:
Net investment income	(0.37)	(0.38)	(0.39)	(0.40)	(0.43)
Total distributions	(0.37)	(0.38)	(0.39)	(0.40)	(0.43)

Net asset value, end of year	$12.57	$12.69	$13.13	$13.13	$12.68
Total return[3]	1.99%	(0.45)%	3.07%	6.80%	(2.56)%

Net assets, end of year (000s)	$61,416	$67,110	$71,834	$73,680	$74,925

Ratios to average net assets:
Gross expenses	1.29%	1.28%	1.27%	1.28%	1.28%
Net expenses	1.29	1.28	1.27	1.28	1.28
Net investment income	2.92	2.94	3.03	3.10	3.37

Portfolio turnover rate	14%	14%	17%	3%	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]	Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

Western Asset Pennsylvania Municipals Fund	43

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class I Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$12.74	$13.18	$13.18	$12.73	$13.51

Income (loss) from operations:
Net investment income	0.46	0.47	0.48	0.49	0.52
Net realized and unrealized gain (loss)	(0.12)	(0.44)	(0.00) [2]	0.45	(0.78)
Total income (loss) from operations	0.34	0.03	0.48	0.94	(0.26)

Less distributions from:
Net investment income	(0.46)	(0.47)	(0.48)	(0.49)	(0.52)
Total distributions	(0.46)	(0.47)	(0.48)	(0.49)	(0.52)

Net asset value, end of year	$12.62	$12.74	$13.18	$13.18	$12.73
Total return[3]	2.70%	0.24%	3.76%	7.51%	(1.87)%

Net assets, end of year (000s)	$33,861	$37,244	$26,955	$22,056	$20,210

Ratios to average net assets:
Gross expenses	0.62%	0.64%	0.63%	0.64%	0.67%
Net expenses[4,5]	0.60	0.60	0.60	0.60	0.59
Net investment income	3.61	3.63	3.71	3.78	4.05

Portfolio turnover rate	14%	14%	17%	3%	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]	Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

44	Western Asset Pennsylvania Municipals Fund

Appendix: Waivers and Discounts Available from Certain Service Agents

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase fund shares directly from the fund or through another financial intermediary to receive these waivers or discounts.

MERRILL LYNCH

Effective April 10, 2017, shareholders purchasing fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or SAI.

Initial sales charge waivers on Class A shares

Investors purchasing Class A shares of the fund through a Merrill Lynch, Pierce, Fenner & Smith Incorporated platform or account (“Merrill Lynch Accounts”) are eligible for a waiver of the initial sales load on certain purchases of Class A shares that may differ from others described in this Prospectus. Merrill Lynch Accounts that are eligible for the waiver include: (i) employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan; (ii) shares purchased by or through a Section 529 plan; (iii) shares purchased through a Merrill Lynch affiliated investment advisory program; (iv) shares purchased by third-party investment advisers on behalf of their advisory clients through Merrill Lynch’s platform; (v) shares of funds purchased through the Merrill Edge Self-Directed platform; (vi) shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family); (vii) shares exchanged from Class C (i.e., level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date; (viii) employees and registered representatives of Merrill Lynch or its affiliates and their family members; (ix) Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this Prospectus; and (x) shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

Contingent deferred sales charge waivers on Class A and C shares available at Merrill Lynch

Investors holding shares subject to a contingent deferred sales charge through Merrill Lynch Accounts are eligible for a waiver of the contingent deferred sales charge on the redemption of shares: (i) due to the death or disability of the shareholder; (ii) as part of a systematic withdrawal plan as described in this Prospectus; (iii) due to the return of excess contributions from an IRA Account; (iv) as part of a required minimum distribution for IRAs and retirement accounts due to the shareholder reaching age 70 1/2; (v) sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch; (vi) acquired through the Right of Reinstatement; and (vii) held in retirement brokerage accounts that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable only to Class A shares and Class C shares).

Front-end load discounts on Class A shares

The following discounts are available on purchases of Class A shares through Merrill Lynch Accounts: (i) breakpoints in the Class A sales charge schedule described in this Prospectus; (ii) rights of accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holdings of fund family assets held by accounts within the purchaser’s household at Merrill Lynch; eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial adviser about such assets; and (iii) letters of intent (LOI), which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time.

Class A or Class A2 (as applicable) Sales Charge Waivers Available Only Through Certain Service Agents

Class A or Class A2 shares may be purchased at net asset without a sales charge by employees of any Service Agents that offer this waiver to their employees or employee-related accounts.

Western Asset Pennsylvania Municipals Fund	A-1

AMERIPRISE FINANCIAL

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase fund shares through Ameriprise Financial:

Effective June 1, 2018, shareholders purchasing fund shares through an Ameriprise Financial platform or account are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI:

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).
•	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.
•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

MORGAN STANLEY WEALTH MANAGEMENT

Front-End Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management:

Effective July 1, 2018, shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this fund’s Prospectus or SAI.

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
•	Shares purchased through a Morgan Stanley self-directed brokerage account.
•	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

A-2	Western Asset Pennsylvania Municipals Fund

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Bank account information, legal documents, and identity verification documentation;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;
•	Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;
•	Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;
•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmasonfunds.com, or contact the Funds at 1-877-721-1926. Revised April 2018.

THIS PAGE IS NOT PART OF THE PROSPECTUS

Western Asset

Pennsylvania Municipals Fund

You may visit www.leggmason.com/mutualfundsliterature for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The independent registered public accounting firm’s report and financial statements in the fund’s Annual Report are incorporated by reference into (are legally a part of) this Prospectus.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling the fund at 1-877-721-1926, or by writing to the fund at 100 First Stamford Place, Attn: Shareholder Services – 5th Floor, Stamford, Connecticut 06902.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, Washington, D.C. 20549-1520.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no. 811-04254)

FD0772ST 08/18

August 1, 2018

LEGG MASON PARTNERS INCOME TRUST

Western Asset Intermediate-Term Municipals Fund

Class A (SBLTX), Class C (SMLLX), Class FI, Class I (SBTYX) and Class IS (SMLSX)

Western Asset New Jersey Municipals Fund

Class A (SHNJX), Class C (SNJLX), Class FI, Class I (LNJIX) and Class IS (LNISX)

Western Asset New York Municipals Fund

Class A (SBNYX), Class C (SBYLX), Class FI, Class I (SNPYX) and Class IS (SNIPX)

Western Asset Pennsylvania Municipals Fund

Class A (SBPAX), Class C (SPALX), Class FI, Class I (LPPIX) and Class IS (LPISX)

620 Eighth Avenue

New York, New York 10018

1-877-721-1926

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (this “SAI”) is not a prospectus and is meant to be read in conjunction with the Prospectuses for Western Asset Intermediate-Term Municipals Fund (“Intermediate-Term Municipals Fund”), Western Asset New Jersey Municipals Fund (“New Jersey Municipals Fund”), Western Asset New York Municipals Fund (“New York Municipals Fund”) and Western Asset Pennsylvania Municipals Fund (“Pennsylvania Municipals Fund” and together with Intermediate-Term Municipals Fund, New Jersey Municipals Fund and New York Municipals Fund, the “funds”), each dated August 1, 2018, as amended or supplemented from time to time, and is incorporated by reference in its entirety into each of the Prospectuses.

Each fund is a series of Legg Mason Partners Income Trust (the “Trust”), a Maryland statutory trust. From October 5, 2009 to August 1, 2012, Intermediate-Term Municipals Fund, New Jersey Municipals Fund, New York Municipals Fund and Pennsylvania Municipals Fund were known as Legg Mason Western Asset Intermediate-Term Municipals Fund, Legg Mason Western Asset New Jersey Municipals Fund, Legg Mason Western Asset New York Municipals Fund and Legg Mason Western Asset Pennsylvania Municipals Fund, respectively.

Additional information about each fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. The annual reports contain financial statements that are incorporated herein by reference. Each fund’s Prospectus and copies of the annual and semi-annual reports for each fund may be obtained free of charge by contacting banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the funds’ distributor to sell shares of the applicable fund (each called a “Service Agent”), by writing the Trust at 100 First Stamford Place, Attn: Shareholder Services—5th Floor, Stamford, Connecticut 06902, by calling the telephone number set forth above, by sending an e-mail request to prospectus@leggmason.com, or by visiting www.leggmason.com/mutualfundsliterature. Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), serves as the sole and exclusive distributor for each fund.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

No person has been authorized to give any information or to make any representations not contained in the Prospectuses or this SAI in connection with the offerings made by the Prospectuses and, if given or made, such information or representations must not be relied upon as having been authorized by the funds or their distributor. The Prospectuses and this SAI do not constitute offerings by the funds or by the distributor in any jurisdiction in which such offerings may not lawfully be made.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

Each of the funds is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

New Jersey Municipals Fund, New York Municipals Fund and Pennsylvania Municipals Fund are each classified as non-diversified under the 1940 Act.

Intermediate-Term Municipals Fund is classified as diversified under the 1940 Act.

Each fund’s Prospectus discusses the fund’s investment objective and strategies. The following discussion supplements the description of each fund’s investment strategies in its Prospectus.

Investment Objectives

Intermediate-Term Municipals Fund. The fund seeks to provide as high a level of income exempt from regular federal income tax as is consistent with prudent investing.

New Jersey Municipals Fund. The fund seeks to provide New Jersey investors with as high a level of income exempt from regular federal income tax and New Jersey state personal income tax as is consistent with prudent investment management and the preservation of capital.

New York Municipals Fund. The fund seeks as high a level of income exempt from regular federal income tax and New York state and New York City personal income taxes as is consistent with prudent investing.

Pennsylvania Municipals Fund. The fund seeks as high a level of income exempt from regular federal income tax and Pennsylvania personal income taxes as is consistent with prudent investing.

Principal Investment Strategies and Certain Limitations

Following is a summary of the principal investment strategies and certain investment limitations of each fund.

Intermediate-Term Municipals Fund

Under normal circumstances, the fund invests at least 80% of its assets in “municipal securities.” Municipal securities are securities and other investments with similar economic characteristics, the interest on which is exempt from regular federal income tax but which may be subject to the federal alternative minimum tax (the “AMT”). The fund’s 80% policy may not be changed without a shareholder vote.

Municipal securities include debt obligations issued by any of the 50 states and certain other municipal issuers and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The fund may invest in securities of any maturity. The fund normally maintains an average effective portfolio maturity of between three and ten years. The average effective portfolio maturity of the fund is a weighted average of all the maturities of the securities in the portfolio, computed by weighting each security’s effective maturity, as estimated by the subadviser, by the market value of the security, and any cash in the portfolio. For purposes of determining the fund’s average effective maturity, a security’s maturity date will generally be deemed to be the next interest rate reset date for an adjustable rate security or, if earlier, the date of the next demand feature, such as a put feature, when the fund would be entitled to receive payment of principal and interest. The subadviser may also take into account estimated future prepayments on securities, such as mortgage-backed securities, with uncertain future cash flows and estimations of call features and similar features and options. These estimates may prove to be incorrect.

The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, determined to be of comparable credit quality by the subadviser), but may invest up to 20% of its assets in below investment grade bonds (that is, securities rated below the Baa/BBB categories or, if unrated, determined to be of comparable credit quality by the subadviser) (commonly known as “high yield” or “junk” bonds).

The fund may also invest in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in municipal securities.

Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives, including options, futures contracts and inverse floating rate instruments issued in tender option bond transactions, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the fund’s 80% policy. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in the fund’s Prospectus.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. The fund may leverage its assets by investing proceeds received through tender option bond transactions, which is considered a form of borrowing. See “More on the fund’s investment strategies, investments and risks—Tender option bonds” in the fund’s Prospectus.

New Jersey Municipals Fund

Under normal circumstances, the fund invests at least 80% of its assets in “New Jersey municipal securities.” New Jersey municipal securities are securities and other investments with similar economic characteristics the interest on which is exempt from regular federal income tax and New Jersey state personal income tax but which may be subject to the AMT. The fund’s 80% policy may not be changed without a shareholder vote.

New Jersey municipal securities include debt obligations issued by the State of New Jersey and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, determined to be of comparable credit quality by the subadviser), but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).

The fund may also invest in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in municipal securities.

Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives, including options, futures contracts and inverse floating rate instruments issued in tender option bond transactions, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the fund’s 80% policy. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in the fund’s Prospectus.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. The fund may leverage its assets by investing proceeds received through tender option bond transactions, which is considered a form of borrowing. See “More on the fund’s investment strategies, investments and risks—Tender option bonds” in the fund’s Prospectus.

The fund is classified as “non-diversified,” which means that it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

New York Municipals Fund

Under normal circumstances, the fund invests at least 80% of its assets in “New York municipal securities.” New York municipal securities are securities and other investments with similar economic characteristics the interest on which is exempt from regular federal income tax and New York state and New York City personal income taxes but which may be subject to the AMT. The fund’s 80% policy may not be changed without a shareholder vote.

New York municipal securities include debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, determined to be of comparable credit quality by the subadviser), but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).

The fund may also invest in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in municipal securities.

Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives, including options, futures contracts and inverse floating rate instruments issued in tender option bond transactions, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the fund’s 80% policy. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in the fund’s Prospectus.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. The fund may leverage its assets by investing proceeds received through tender option bond transactions, which is considered a form of borrowing. See “More on the fund’s investment strategies, investments and risks—Tender option bonds” in the fund’s Prospectus.

The fund is classified as “non-diversified,” which means that it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Pennsylvania Municipals Fund

Under normal circumstances, the fund invests at least 80% of its assets in “Pennsylvania municipal securities.” Pennsylvania municipal securities are securities and other investments with similar economic characteristics the interest on which is exempt from regular federal income tax and Pennsylvania state personal income taxes but which may be subject to the AMT. The fund’s 80% policy may not be changed without a shareholder vote.

Pennsylvania municipal securities include debt obligations issued by the Commonwealth of Pennsylvania and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, determined to be of comparable credit quality by the subadviser), but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).

The fund may also invest in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in municipal securities.

Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives, including options, futures contracts and inverse floating rate instruments issued in tender option bond transactions, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the fund’s 80% policy. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in the fund’s Prospectus.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. The fund may leverage its assets by investing proceeds received through tender option bond transactions, which is considered a form of borrowing. See “More on the fund’s investment strategies, investments and risks—Tender option bonds” in the fund’s Prospectus.

The fund is classified as “non-diversified,” which means that it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

SUPPLEMENTAL INFORMATION REGARDING INVESTMENT PRACTICES AND RISK FACTORS

Each fund’s principal investment strategies are summarized above. The following provides additional information about these principal strategies and describes other investment strategies and practices that may be used by the funds. To the extent permitted by law and a fund’s investment policies, a fund may engage in the practices described below.

Municipal Securities

Municipal securities (which are also referred to herein as “municipal obligations” or “municipal bonds”) generally include debt obligations (including, but not limited to bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participations or other interests in these securities and other related investments. The interest paid on municipal securities is excluded from gross income for regular federal income tax purposes, although it may be subject to the AMT.

Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.

The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities. General obligation securities are secured by a municipal issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source. Revenue securities include private activity bonds (described below) which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal securities may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Private Activity Bonds

Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Under current federal income tax law, interest on municipal bonds issued after August 7, 1986 which are specified private activity bonds, and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such private activity bonds, will be treated as an item of tax preference for purposes of the AMT, which is imposed on individuals by the Internal Revenue Code of 1986, as amended (the “Code”). For regular federal income tax purposes such interest will remain fully tax-exempt. Bonds issued in 2009 and 2010 generally will not be treated as private activity bonds, and interest earned on such bonds generally will not be treated as a tax preference item.

Industrial Development Bonds

Industrial development bonds (“IDBs”) are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal income tax. Interest earned on IDBs may be subject to the AMT.

Tender Option Bonds

Tender option bonds represent securities issued by a special purpose trust formed for the purpose of holding securities (typically municipal bonds or other municipal securities) that are contributed to the trust by a fund or another third party. The trust typically issues two classes of securities: short-term floating rate interests (sometimes known as “put bonds” or “puttable securities”), which are generally sold to third party investors (often money market funds), and residual interests (also referred to as “inverse floaters”), which are generally held by the fund that contributed securities to the trust. The short-term floating rate interests typically have first priority on the cash flow from the municipal bonds or other securities held by the trust, and the remaining cash flow less certain expenses is paid to holders of the residual interests. If a fund is the seller of the municipal bonds or other securities to the trust, it receives the proceeds from the trust’s sale of the floating rate interests, less certain transaction costs. These proceeds are frequently used by the fund to invest in other securities.

Residual interests in tender option bond trusts in which a fund will invest will pay interest or income that, in the opinion of counsel to the trust, is exempt from regular federal income tax. Neither the fund, nor the manager, nor the subadviser will conduct its own analysis of the tax status of the interest or income paid by residual interest held by the fund, but will rely on the opinion of counsel to the applicable trust.

Typically, a liquidity provider is engaged to purchase the short-term floating rate interests at their original purchase price upon the occurrence of certain events, such as the failure to remarket a certain percentage of the floating rate interests in a timely fashion, the downgrading (but typically not below investment grade or in connection with events indicating that bankruptcy of the issuer may be likely) of the bonds held by the tender option bond trust, or certain regulatory or tax events. A fund participating in a tender option bond transaction will bear the fees paid to the liquidity provider for providing the put option to the holders of the floating rate interests. If the liquidity provider acquires the floating rate interests upon the occurrence of an event described above, the liquidity provider generally will be entitled to an in-kind distribution of the municipal bonds or other securities held by the tender option bond trust or to cause the tender option bond trust to sell the securities and distribute the proceeds to the liquidity provider.

Tender option bond transactions may be effected on a recourse or non-recourse basis. In a recourse transaction, a fund typically enters into an agreement, requiring the fund to pay the liquidity provider an amount equal to any loss suffered by the liquidity provider in connection with the transactions described above. The net economic effect of this agreement is to treat the fund as though it had entered into a special type of reverse repurchase agreement pursuant to which the fund is required to repurchase the municipal bonds or other securities upon the occurrence of certain events (such as a downgrading of securities held by the trust or a failed remarketing of the floating rate interests, which would most likely be due to an adverse change in interest rates) but not others (such as a default of the securities held by the trust). Such an arrangement may expose the fund to a risk of loss that exceeds its investment in the tender option bond residual interests.

In a non-recourse transaction, a fund would not be required to pay the liquidity provider in the event that it suffers a loss. However, the fund might incur a loss if the liquidity provider liquidates the tender option bond trust at an inopportune time. Even if a tender option bond transaction was entered into on a non-recourse basis, under certain circumstances it might be in a fund’s interest to later agree to a recourse arrangement in order to prevent the liquidity provider from terminating the trust at that time.

Transactions in the short-term floating rate interests of tender option bonds are generally facilitated by a remarketing agent for the tender option bond trust, which sets an interest rate for the securities, typically on a weekly basis. Holders of the floating rate securities usually have the right to require the trust or a specified third party acting as agent for the trust (such as the liquidity provider) to purchase the bonds, usually at par, at a certain time or times prior to maturity or upon the occurrence of specified events or conditions. The put option or tender option right is typically available to the investor on a periodic (daily, weekly or monthly) basis. Typically, the put option is exercisable on dates on which the interest rate changes. A failure to remarket typically requires the liquidity provider to purchase the floating rate interests and in turn the liquidity provider may have recourse to the tender option bond trust and to the fund, as described above. A fund participating in a tender option bond transaction will also bear the fees paid to the remarketing agent and or tender agent for providing services to the tender option bond trust.

If a fund purchases all or a portion of the short-term floating rate securities sold by the trust, it is usually permitted to surrender those short-term floating rate securities together with a proportionate amount of residual interests to the trustee of the trust in exchange for a proportionate amount of the municipal bonds or other securities held by the trust.

On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds, as defined in the rules.” These rules may preclude banking entities and their affiliates from (i) sponsoring tender option bond trust programs (as such programs are presently structured) and (ii) continuing relationships with or services for existing tender option bond trust programs. If, in response to the Volcker Rule or otherwise, alternative structures for tender option bond financings are developed, new sponsors of tender option bond trusts are found or alternative forms of leverage become available to the fund, the fund may enter into transactions employing any or all of those new investment strategies. Using those strategies may be more or less advantageous to the fund than obtaining leverage through existing tender option bond transactions.

Tender option bond transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the fund. The ultimate impact of these rules on the tender option bond market and the overall municipal market is not yet certain.

Municipal Leases

Municipal leases or installment purchase contracts are issued by a state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Many leases include “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations are typically secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult or, if sold, may not fully cover a fund’s exposure.

Participation Interests

Tax-exempt participation interests in municipal obligations (such as private activity bonds and municipal lease obligations) are typically issued by a financial institution. A participation interest gives a fund an undivided interest in the municipal obligation in the proportion that the fund’s participation interest bears to the total principal amount of the municipal obligation. Participation interests in municipal obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. A fund has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the fund’s participation in the security, plus accrued interest.

Issuers of participation interests will retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased on behalf of the fund. The issuer of the participation interest may bear the cost of insurance backing the participation interest, although a fund may also purchase insurance, in which case the cost of insurance will be an expense of the fund. Participation interests may be sold prior to maturity. Participation interests may include municipal lease obligations. Purchase of a participation interest may involve the risk that a fund will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid on that municipal obligation.

Municipal Notes

There are four major varieties of municipal notes: Tax and Revenue Anticipation Notes (“TRANs”); Tax Anticipation Notes (“TANs”); Revenue Anticipation Notes (“RANs”); and Bond Anticipation Notes (“BANs”). TRANs, TANs and RANs are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Many TRANs, TANs and RANs are general obligations of the issuing entity payable from taxes or designated revenues, respectively, expected to be received within the related fiscal period. BANs are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds to be issued prior to the maturity of the BANs. BANs are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Tax-Exempt Commercial Paper

Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.

Demand Instruments

Municipal bonds may be issued as floating- or variable-rate securities subject to demand features (“demand instruments”). Demand instruments usually have a stated maturity of more than one year but contain a demand feature (or “put”) that enables the holder to redeem the investment. Variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates. Floating-rate demand instruments provide for automatic adjustment of interest rates whenever a specified interest rate (e.g., the prime rate) changes.

These floating and variable rate instruments are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments include participation interests in variable-or fixed-rate municipal obligations owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying municipal obligations may be fixed, the terms of the participation interest may result in a fund receiving a variable rate on its investment.

Because of the variable nature of the instruments, when prevailing interest rates decline the yield on these instruments will generally decline. On the other hand, during periods when prevailing interest rates increase, the yield on these instruments generally will increase and the instruments will have less risk of capital depreciation than instruments bearing a fixed rate of return.

Custodial Receipts

Each fund may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal obligations. The underwriter of these certificates or receipts typically purchases municipal obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, a fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Stand-By Commitments

Under a stand-by commitment a dealer agrees to purchase, at a fund’s option, specified municipal obligations held by a fund at a specified price and, in this respect, stand-by commitments are comparable to put options. A stand-by commitment entitles the holder to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A fund will be subject to credit risk with respect to an institution providing a stand-by commitment and a decline in the credit quality of the institution could cause losses to the fund.

A fund will generally acquire stand-by commitments to facilitate fund liquidity. The cost of entering into stand-by commitments will increase the cost of the underlying municipal obligation and similarly will decrease such security’s yield to investors. Gains, if any, realized in connection with stand-by commitments will be taxable.

Additional Risks Relating to Municipal Securities

Tax Risk. The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the U.S. government. Failure by the issuer to comply after the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations, and similar proposals may be introduced in the future. In addition, the federal income tax exemption has been, and may in the future be, the subject of litigation. If one of these proposals were enacted, the availability of tax-exempt obligations for investment by a fund and the value of the fund’s investments would be affected.

Opinions relating to the validity of municipal obligations and to the exclusion of interest thereon from gross income for regular federal and/or state income tax purposes are rendered by bond counsel to the respective issuers at the time of issuance. Each fund and its service providers will rely on such opinions and will not review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

Information Risk. Information about the financial condition of issuers of municipal obligations may be less available than about corporations whose securities are publicly traded.

State and Federal Law Risk. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their municipal obligations may be materially affected.

Market and Ratings Risk. The yields on municipal obligations are dependent on a variety of factors, including economic and monetary conditions, general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue. Adverse economic, business, legal or political developments might affect all or substantial portions of a fund’s municipal obligations in the same manner.

Unfavorable developments in any economic sector may have far-reaching ramifications for the overall or any state’s municipal market.

Although the ratings of tax-exempt securities by ratings agencies are relative and subjective, and are not absolute standards of quality, such ratings reflect the assessment of the ratings agency, at the time of issuance of the rating, of the economic viability of the issuer of a general obligation bond or, with respect to a revenue bond, the special revenue source, with respect to the timely payment of interest and the repayment of principal in accordance with the terms of the obligation, but do not reflect an assessment of the market value of the obligation. See Appendix A for additional information regarding ratings. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal obligations of the same maturity and coupon with different ratings may have the same yield.

Risks Associated with Sources of Liquidity or Credit Support. Issuers of municipal obligations may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts and demand features, and insurance, provided by domestic or foreign entities such as banks and other financial institutions. Changes in the credit quality of the entities providing the enhancement could affect the value of the securities or a fund’s share price. U.S. banks and certain financial institutions are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. Foreign banks and financial institutions may be less regulated than their U.S. counterparts and may be subject to additional risks, such as those relating to foreign economic and political developments and foreign governmental restrictions. The profitability of the banking industry is largely dependent upon the availability and cost of capital for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of the banking industry, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

Other. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the subadviser believes to be a temporary disparity in the normal yield relationship between the two securities. In general, the secondary market for tax-exempt securities in a fund’s portfolio may be less liquid than that for taxable fixed income securities. Accordingly, the ability of a fund to make purchases and sales of securities in the foregoing manner may be limited. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, but instead due to such factors as changes in the overall demand for or supply of various types of tax-exempt securities or changes in the investment objectives of investors.

Taxable Municipal Obligations

The market for taxable municipal obligations is relatively small, which may result in a lack of liquidity and in price volatility of those securities. Interest on taxable municipal obligations is includable in gross income for regular federal income tax purposes. While interest on taxable municipal obligations may be exempt from personal taxes imposed by the state within which the obligation is issued, such interest will nevertheless generally be subject to all other state and local income and franchise taxes.

Risks Inherent in an Investment in Different Types of Municipal Securities

General Obligation Bonds. General obligation bonds are backed by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors. Some such factors are the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control.

Industrial Development Revenue Bonds (“IDRs”). IDRs are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors, which may have an adverse impact on the credit quality of the particular company or industry.

Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will be sufficient to cover the costs associated with their bonds. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

Single Family and Multi-Family Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single-family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities.

Power Facility Bonds. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates that they may charge their customers, the demand for a utility’s services and the cost of providing those services. Utilities are also subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility’s results of operations. The subadviser cannot predict the effect of such factors on the ability of issuers to meet their obligations with respect to bonds.

Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of “no growth” zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

University and College Bonds. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors of which an investor should be aware are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds and the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution’s ability to make payments on its own.

Lease Rental Bonds. Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase of equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments, which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rents cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

Capital Improvement Facility Bonds. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

Solid Waste Disposal Bonds. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation on the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

Moral Obligation Bonds. A moral obligation bond is a type of revenue bond issued by a state or municipality pursuant to legislation authorizing the establishment of a reserve fund to pay principal and interest payments if the issuer is unable to meet its obligations. The establishment of such a reserve fund generally requires appropriation by the state legislature, which is not legally required. Accordingly, the establishment of a reserve fund is generally considered a moral commitment but not a legal obligation of the state or municipality that created the issuer.

Pre-Refunded Bonds. Pre-refunded bonds are typically secured by direct obligations of the U.S. government, or in some cases obligations guaranteed by the U.S. government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally non-callable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

Airport, Port and Highway Revenue Bonds. Certain facility revenue bonds are payable from and secured by the revenue from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. The subadviser cannot predict what effect conditions may have on revenues which are required for payment on these bonds.

Special Tax Bonds. Special tax bonds are payable from and secured by the revenues derived by a municipality from a particular tax. Examples of such special taxes are a tax on the rental of a hotel room, the purchase of food and beverages, the rental of automobiles or the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Therefore, payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

Tax Allocation Bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects financed by bond proceeds are located. Such payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: reduction of, or a less than anticipated increase in, taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by a state or local government’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between the attorneys general of 46 states (Florida, Minnesota, Mississippi and Texas all settled independently) and six other U.S. jurisdictions (including the District of Columbia, Puerto Rico and Guam), and the four largest U.S. tobacco manufacturers at that time (Philip Morris, RJ Reynolds, Brown & Williamson, and Lorillard). Subsequently, smaller tobacco manufacturers signed on to the MSA. The MSA basically provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation.

The MSA established a base payment schedule and a formula for adjusting payments each year. Manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Annual payments are highly dependent on annual domestic cigarette shipments and inflation, as well as several other factors. As a result, payments made by tobacco manufacturers could be negatively impacted by a decrease in tobacco consumption over time. A market share loss by the MSA companies to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy could cause delays or reductions in bond payments.

Certain tobacco settlement revenue bonds are issued with “turbo” redemption features. Under this turbo structure, all available excess revenues are applied as an early redemption to the designated first turbo maturity until it is completely repaid, and then to the next turbo maturity until paid in full, and so on. The result is that the returned principal creates an average maturity that could be much shorter than the legal final maturity.

Transit Authority Bonds. Mass transit is generally not self-supporting from fare revenues. Therefore, additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

Convention Facility Bonds. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

Correctional Facility Bonds. Bonds in the correctional facilities category include special limited obligation securities issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations.

States and Other U.S. Territories

The following is a brief summary of certain factors affecting the economies of the states and territories listed below and does not purport to be a complete description of such factors. Many complex political, social and economic forces influence each state’s or territory’s economy and finances, which may in turn affect the state’s or territory’s financial plan. These forces may affect a state or territory unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the state’s or territory’s control.

New Jersey. New Jersey Municipals Fund invests a high proportion of its assets in New Jersey municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of New Jersey issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or New Jersey and the resulting impact on the state will not adversely affect the market value of New Jersey municipal obligations held by the fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the State may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of New Jersey municipal obligations. There is no obligation on the part of the State to make payments on those securities in the event of default.

For further information concerning the economy of New Jersey, see Appendix B to this SAI. The summary set forth above and in Appendix B is included for the purpose of providing a general description of the State of New Jersey’s credit and financial conditions, is based on information from statements of issuers of New Jersey municipal obligations, and does not purport to be complete. New Jersey Municipals Fund is not responsible for the accuracy, completeness or timeliness of this information.

New York. New York Municipals Fund invests a high proportion of its assets in New York municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or New York and the resulting impact on the state will not adversely affect the market value of New York municipal obligations held by the fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of New York municipal obligations. There is no obligation on the part of the state to make payments on those securities in the event of default.

For further information concerning the economy of New York, see Appendix C to this SAI. The summary set forth above and in Appendix C is included for the purpose of providing a general description of the State of New York’s credit and financial conditions, is based on information from statements of issuers of New York municipal obligations, and does not purport to be complete. New York Municipals Fund is not responsible for the accuracy, completeness or timeliness of this information.

Pennsylvania. Pennsylvania Municipals Fund invests a high proportion of its assets in Pennsylvania municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Pennsylvania issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or Pennsylvania and the resulting impact on the commonwealth will not adversely affect the market value of Pennsylvania municipal obligations held by the fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the commonwealth may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of Pennsylvania municipal obligations. There is no obligation on the part of the commonwealth to make payments on those securities in the event of default.

For further information concerning the economy of Pennsylvania, see Appendix D to this SAI. The summary set forth above and in Appendix D is included for the purpose of providing a general description of the Commonwealth of Pennsylvania’s credit and financial conditions, is based on information from statements of issuers of Pennsylvania municipal obligations, and does not purport to be complete. Pennsylvania Municipals Fund is not responsible for the accuracy, completeness or timeliness of this information.

Other U.S. Territories

Each of the funds may invest a portion of its assets in the obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions (such as the U.S. Virgin Islands and Guam). Payment of interest and preservation of principal is dependent upon the continuing ability of such issuers and/or obligors of territorial, municipal and public authority debt obligations to meet their obligations thereunder. The sources of payment for such obligations and the marketability thereof may be affected by financial and other difficulties experienced by such issuers.

Puerto Rico. Municipal securities of issuers located in the Commonwealth of Puerto Rico may be affected by political, social and economic conditions in Puerto Rico. Puerto Rico’s economy has been in a recession since late 2006, which has contributed to a steep increase in unemployment rates, funding shortfalls of state employees’ retirement systems, a budget deficit resulting from a structural imbalance, and reduced government revenues. In May 2017, Puerto Rico made a filing in the U.S. District Court in Puerto Rico to commence a debt restructuring process similar to that of a traditional municipal bankruptcy. Puerto Rico had previously defaulted on certain agency debt payments and the Governor had warned of its inability to meet additional pending obligations, including under general obligation bonds.

The debt restructuring process commenced by Puerto Rico is under a new federal law for insolvent U.S. territories, called Promesa. Puerto Rico’s case will be the first ever heard under Promesa for which there is no existing body of court precedent. Accordingly, Puerto Rico’s debt restructuring process could take significantly longer than recent municipal bankruptcy proceedings adjudicated pursuant to Chapter 9 of the U.S. Bankruptcy Code.

It is not clear whether a debt restructuring process will ultimately be approved or, if so, the extent to which it will apply to Puerto Rico municipal securities sold by an issuer other than the Commonwealth. A debt restructuring could reduce the principal amount due, the interest rate, the maturity and other terms of Puerto Rico municipal securities. These changes, as well as the delay imposed by the debt restructuring process itself, could adversely affect the value of Puerto Rico municipal securities. The court filing made by Puerto Rico could also have a negative impact on the value of Puerto Rico municipal securities that are not subject to the debt restructuring process. In addition, Puerto Rico municipal securities remain subject to all of the other risks applicable to fixed income securities, including the risk of non-payment. To the extent that a fund holds any Puerto Rico municipal securities, the fund may lose some or all of the value of those investments.

These challenges and uncertainties have been exacerbated by Hurricane Maria, which directly hit Puerto Rico on September 20, 2017, causing significant damage to the island’s infrastructure (including water, power and telecommunications) and to governmental, personal and business property. Moody’s Analytics has estimated that the island suffered tens of billions of dollars in hurricane-related damages. It is unknown what impact this disaster will have on the ongoing efforts to restructure Puerto Rico’s debt.

The following is a brief summary of certain factors affecting Puerto Rico’s economy and does not purport to be a complete description of such factors.

The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, transportation, communications and public utilities and other services, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

Most external factors that affect the Puerto Rico economy are determined by the policies and performance of the United States. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures.

Guam. General obligations and/or revenue bonds of issuers located in Guam may be affected by political, social and economic conditions in Guam. The following is a brief summary of factors affecting the economy of Guam and does not purport to be a complete description of such factors.

Guam, the westernmost territory of the U.S., is located 3,800 miles to the west-southwest of Honolulu, Hawaii and approximately 1,550 miles south-southeast of Tokyo, Japan. The population of Guam was estimated to be 167,358 in July 2017. Guam’s unemployment rate increased from 9.3% in September 2009 to 13.3% in March 2013, and recently decreased to 5.4% in September 2016.

Guam’s economy depends in large measure on tourism and the U.S. military presence, each of which is subject to uncertainties as a result of global economic, social and political events. Tourism, particularly from Japan, which has been a source of a majority of visitors to Guam, represents the primary source of income for Guam’s economy. A weak economy, war, severe weather, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond Guam’s control, can adversely affect its tourism industry. Guam is also exposed to periodic typhoons, tropical storms, super typhoons and earthquakes, such as the March 2011 earthquake and tsunami that occurred in Japan and caused a decline in tourism for a period of time. The U.S. military presence also affects economic activity on Guam in various ways. The number of U.S. military personnel in Guam declined in 2011. Economic, geopolitical, and other influences which are beyond Guam’s control could cause the U.S. military to reduce its existing presence on Guam or forgo any planned enhancements to its presence on Guam. Any reduction in tourism or the U.S. military presence could adversely affect Guam’s economy.

United States Virgin Islands. General obligations and/or revenue bonds of issuers located in the U.S. Virgin Islands may be affected by political, social and economic conditions in the U.S. Virgin Islands. The territory has experienced high levels of debt, increasing pension obligations and a declining population. The credit ratings of certain bonds issued by the territory have been downgraded due to a perceived increased possibility that the territory may be forced to restructure its debts to address its financial problems.

In September 2017, the territory was hit by two hurricanes within the span of two weeks. Together, the hurricanes caused significant damage to the most populated islands, including to their infrastructure, hospitals, homes and other structures.

The following is a brief summary of factors affecting the economy of the U.S. Virgin Islands and does not purport to be a complete description of such factors.

The U.S. Virgin Islands consists of four main islands: St. Croix, St. Thomas, St. John, and Water Island and approximately 70 smaller islands, islets and cays. The total land area is about twice the size of Washington, D.C.

The U.S. Virgin Islands is located 60 miles east of Puerto Rico and 1,075 miles south of Miami, Florida in the Caribbean Sea and the Atlantic Ocean. The population of the U.S. Virgin Islands was estimated to be 107,268 in July 2017.

Tourism, trade, and other services, including manufacturing (rum distilling, watch assembly, pharmaceuticals, and electronics), are the primary economic activities, accounting for a substantial portion of the Virgin Island’s gross domestic product and civilian employment. The agricultural sector is small, with most of the islands’ food being imported. A weak economy, severe weather, war, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond the control of the territory, can adversely affect its tourism and other industries.

Other Debt and Fixed Income Securities

A fund may invest in a variety of debt and fixed income securities. These securities share three principal risks. First, the level of interest income generated by a fund’s fixed income investments may decline due to a decrease in market interest rates. Thus, when fixed income securities mature or are sold, they may be replaced by lower-yielding investments. Second, their values fluctuate with changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of a fund’s fixed income investments. Conversely, during periods of rising interest rates, the value of a fund’s fixed income investments will generally decline. However, a change in interest rates will not have the same impact on all fixed rate securities. For example, the magnitude of these fluctuations will generally be greater when a fund’s duration or average maturity is longer. In addition, certain fixed income securities are subject to credit risk, which is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is unable to pay. Common types of these instruments, and their associated risks, are discussed below.

Bank Obligations

A fund may invest in all types of bank obligations, including certificates of deposit (“CDs”) and bankers’ acceptances. U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). U.S. banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a fund, depending upon the principal amount of CDs of each held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of U.S. banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

Collateralized Debt Obligations

Collateralized debt obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly. CDOs may charge management fees and administrative expenses, which are in addition to those of each fund.

For both CBOs and CLOs, the cash flows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of subordinate tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and each fund’s Prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly.

Deferred Interest Bonds

Deferred interest bonds are debt obligations that generally provide for a period of delay before the regular payment of interest begins and that are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

High Yield Securities

High yield securities are medium or lower rated securities and unrated securities of comparable quality, sometimes referred to as “high yield” or “junk” bonds. Generally, such securities offer a higher current yield than is offered by higher rated securities, but also are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss because of default by these issuers is significantly greater because medium and lower rated securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for a fund to purchase and may also have the effect of limiting the ability of a fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by a fund may decline more than a portfolio consisting of higher rated securities. If a fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the fund and increasing the exposure of the fund to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than bonds that pay interest currently.

Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Neither event will require sale of these securities by the fund, but the subadviser will consider the event in determining whether the fund should continue to hold the security.

Structured Notes and Related Instruments

“Structured” notes and other related instruments are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies and frequently are assembled in the form of medium-term notes, but a variety of forms is available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero, and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

U.S. Government Obligations

U.S. government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years) and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. government (such as Government National Mortgage Association (“Ginnie Mae”) certificates); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. government (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities (such as securities issued by Fannie Mae (formally known as the Federal National Mortgage Association)); or (d) only the credit of the instrumentality (such as securities issued by Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation)). U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. In the case of obligations not backed by the full faith and credit of the United States, a fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. The U.S. government has, however, provided financial support to Fannie Mae and Freddie Mac, which are currently being operated under the conservatorship of the Federal Housing Finance Agency, but there can be no assurances that it will support these or other government-sponsored entities in the future. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities it issues. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate.

A fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a corporate bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters may provide a fund with a certain degree of protection against rising interest rates, the fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

A fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

A floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values.

Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that a fund is not entitled to exercise its demand rights, and the fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

Zero Coupon and Pay-In-Kind Securities

A zero coupon bond is a security that makes no fixed interest payments but instead is issued at a discount from its face value. The bond is redeemed at its face value on the specified maturity date. Zero coupon bonds may be issued as such, or they may be created by a broker who strips the coupons from a bond and separately sells the rights to receive principal and interest. The prices of zero coupon bonds tend to fluctuate more in response to changes in market interest rates than do the prices of interest-paying debt securities with similar maturities. A fund generally accrues income on zero coupon bonds prior to the receipt of cash payments. Since each fund must distribute substantially all of its income to shareholders to qualify as a regulated investment company under federal income tax law, to the extent that a fund invests in zero coupon bonds, it may have to dispose of other securities, including at times when it may be disadvantageous to do so, to generate the cash necessary for the distribution of income attributable to its zero coupon bonds. Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash.

Derivatives

General. Each fund may utilize options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps, caps, floors, collars, indexed securities, various mortgage-related obligations, structured or synthetic financial instruments and other derivative instruments (collectively, “Financial Instruments”). Each fund may use Financial Instruments for any purpose, including as a substitute for other investments, to attempt to enhance its portfolio’s return or yield and to alter the investment characteristics of its portfolio (including to attempt to mitigate risk of loss in some fashion, or “hedge”). Except as otherwise provided in each fund’s Prospectus, this SAI or by applicable law, each fund may purchase and sell any type of Financial Instrument. A fund may choose not to make use of derivatives for a variety of reasons, and no assurance can be given that any derivatives strategy employed will be successful. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

The use of Financial Instruments may be limited by applicable law and any applicable regulations of the Securities and Exchange Commission (the “SEC”), the Commodity Futures Trading Commission (the “CFTC”), or the exchanges on which some Financial Instruments may be traded. (Note, however, that some Financial Instruments that a fund may use may not be listed on any exchange and may not be regulated by the SEC or the CFTC.) In addition, a fund’s ability to use Financial Instruments may be limited by tax considerations.

In addition to the instruments and strategies discussed in this section, the subadviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These opportunities may become available as the subadviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The subadviser may utilize these opportunities and techniques to the extent that they are consistent with a fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. These opportunities and techniques may involve risks different from or in addition to those summarized herein.

This discussion is not intended to limit a fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by a fund as broadly as possible. Statements concerning what a fund may do are not intended to limit any other activity. Also, as with any investment or investment technique, even when each fund’s Prospectus or this discussion indicates that a fund may engage in an activity, it may not actually do so for a variety of reasons, including cost considerations.

Summary of Certain Risks. The use of Financial Instruments involves special considerations and risks, certain of which are summarized below, and may result in losses to a fund. In general, the use of Financial Instruments may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk or exposure assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to a fund. As noted above, there can be no assurance that any derivatives strategy will succeed.

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Financial Instruments are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to a fund’s interest. Many Financial Instruments are complex, and successful use of them depends in part upon a subadviser’s ability to forecast correctly future market trends and other financial or economic factors or the value of the underlying security, index, interest rate, currency or other instrument or measure. Even if a subadviser’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in unsuccessful transactions. Financial Instruments may behave in unexpected ways, especially in abnormal or volatile market conditions.

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A fund may be required to maintain assets as “cover,” maintain segregated accounts, post collateral or make margin payments when it takes positions in Financial Instruments. Assets that are segregated or used as cover, margin or collateral may be required to be in the form of cash or liquid securities, and typically may not be sold while the position in the Financial Instrument is open unless they are replaced with other appropriate assets. If markets move against the fund’s position, the fund may be required to maintain or post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent it from pursuing its investment objective. Assets that are segregated or used as cover, margin or collateral typically are invested, and these investments are subject to risk and may result in losses to the fund. These losses may be substantial, and may be in addition to losses incurred by using the Financial Instrument in question. If the fund is unable to close out its positions, it may be required to continue to maintain such assets or accounts or make such payments until the positions expire or mature, and the fund will continue to be subject to investment risk on the assets. In addition, a fund may not be able to recover the full amount of its margin from an intermediary if that intermediary were to experience financial difficulty. Segregation, cover, margin and collateral requirements may impair the fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require the fund to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.

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A fund’s ability to close out or unwind a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. If there is no market or the fund is not successful in its negotiations, the fund may not be able to sell or unwind the derivative position at a particular time or at an anticipated price. This may also be the case if the counterparty to the Financial Instrument becomes insolvent. The fund may be required to make delivery of portfolio securities or other assets underlying a Financial Instrument in order to close out a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to close out the position. While the position remains open, the fund continues to be subject to investment risk on the Financial Instrument. The fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the Financial Instrument.

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Certain Financial Instruments transactions may have a leveraging effect on a fund, and adverse changes in the value of the underlying security, index, interest rate, currency or other instrument or measure can result in losses substantially greater than the amount invested in the Financial Instrument itself. When the fund engages in transactions that have a leveraging effect, the value of the fund is likely to be more volatile and all other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than the fund would otherwise have. Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.

•	Many Financial Instruments may be difficult to value, which may result in increased payment requirements to counterparties or a loss of value to a fund.

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Liquidity risk exists when a particular Financial Instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, a fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price. Certain Financial Instruments, including certain over-the-counter (“OTC”) options and swaps, may be considered illiquid and therefore subject to the fund’s limitation on illiquid investments.

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In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a Financial Instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in a fund incurring substantial losses and/or not achieving anticipated gains. Even if the strategy works as intended, the fund might have been in a better position had it not attempted to hedge at all.

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Financial Instruments used for non-hedging purposes may result in losses which would not be offset by increases in the value of portfolio holdings or declines in the cost of securities or other assets to be acquired. In the event that a fund uses a Financial Instrument as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the transaction itself.

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Certain Financial Instruments involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy.

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Financial Instruments involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. For Financial Instruments not guaranteed by an exchange or clearinghouse, a fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs or disagreements as to the meaning of contractual terms and litigation in enforcing those remedies.

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Certain Financial Instruments transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties or through financial institutions acting as market makers (“OTC derivatives”), rather than being traded on exchanges or in markets registered with the CFTC or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that are either required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, a fund bears the risk of default by its counterparty. In a cleared derivatives transaction, the fund is instead exposed to the risk of default of the clearinghouse and the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

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Financial Instruments transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of Financial Instruments are also applicable to Financial Instruments used outside the United States. Financial Instruments used outside the United States also are subject to the risks affecting foreign securities, currencies and other instruments.

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Financial Instruments involving currency are subject to additional risks. Currency related transactions may be negatively affected by government exchange controls, blockages, and manipulations. Exchange rates may be influenced by factors extrinsic to a country’s economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other transactions.

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Use of Financial Instruments involves transaction costs, which may be significant. Use of Financial Instruments also may increase the amount of taxable income to shareholders, including a fund that invests largely in municipal securities.

Hedging. As stated above, the term “hedging” often is used to describe a transaction or strategy that is intended to mitigate risk of loss in some fashion. Hedging strategies can be broadly categorized as “short hedges”

and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund’s portfolio. In a short hedge a fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a fund does not own a corresponding security and, therefore, the transaction does not relate to the portfolio security that a fund owns. Rather, it relates to a security that a fund intends to acquire. If a fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund’s portfolio is the same as if the transaction were entered into for speculative purposes.

In hedging transactions, Financial Instruments on securities (such as options and/or futures) generally are used to attempt to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a fund has invested or expects to invest. Financial Instruments on debt securities generally are used to hedge either individual securities or broad debt market sectors.

Options—Generally. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

A fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. When a fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a fund as well as the loss of any expected benefit of the transaction.

Writing put or call options can enable a fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, a fund may also suffer a loss. For example, if the market price of the security underlying a put option written by a fund declines to less than the exercise price of the option, minus the premium received, it can be expected that the option will be exercised and the fund would be required to purchase the security at more than its market value. If a security appreciates to a price higher than the exercise price of a call option written by a fund, it can be expected that the option will be exercised and the fund will be obligated to sell the security at less than its market value.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options purchased by a fund that expire unexercised have no value, and the fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a fund expires unexercised, the fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

A fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a fund to realize profits or limit losses on an option position prior to its exercise or expiration. There can be no assurance that it will be possible for a fund to enter into any closing transaction.

A type of put that a fund may purchase is an “optional delivery standby commitment,” which is entered into by parties selling debt securities to a fund. An optional delivery standby commitment gives a fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Options on Indices. Puts and calls on indices are similar to puts and calls on securities (described above) or futures contracts (described below) except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund’s exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Options on indices may, depending on circumstances, involve greater risk than options on securities. Because index options are settled in cash, when a fund writes a call on an index it may not be able to provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.

Futures Contracts and Options on Futures Contracts. A financial futures contract sale creates an obligation by the seller to deliver the type of Financial Instrument or, in the case of index and similar futures, cash, called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the asset called for in the contract in a specified delivery month at a stated price. Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

Futures strategies can be used to change the duration of a fund’s portfolio. If the subadviser wishes to shorten the duration of a fund’s portfolio, the fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the subadviser wishes to lengthen the duration of a fund’s portfolio, the fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

Futures contracts may also be used for other purposes, such as to simulate full investment in underlying securities while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in a security, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying security or index.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a fund is required to deposit “initial margin.” Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Daily variation margin calls could be substantial in the event of adverse price movements. If a fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a disadvantageous time or price.

Although some futures and options on futures call for making or taking delivery of the underlying securities, currencies or cash, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same index, currency or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, a fund realizes a gain, or if it is more, the fund realizes a loss. If an offsetting sale price is more than the original purchase price, a fund realizes a gain, or if it is less, the fund realizes a loss. A fund will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. A fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

If an index future is used for hedging purposes the risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, a fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a fund has sold index futures contracts to hedge against a decline in the market, the market may advance and the value of the securities held in the fund may decline.

If this occurred, the fund would lose money on the futures contract and also experience a decline in value of its portfolio securities.

Where index futures are purchased to hedge against a possible increase in the price of securities before a fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the subadviser then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, a fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Futures and options on futures are regulated by the CFTC.

Swaps, Caps, Floors and Collars. Each fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the fund anticipates purchasing at a later date or to attempt to enhance yield or total return. A swap typically involves the exchange by a fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments (such as individual securities, baskets of securities and securities indices) or market factors (such as those listed below). Depending on their structure, swap agreements may increase or decrease the overall volatility of a fund’s investments and its share price and yield because, and to the extent, these agreements affect the fund’s exposure to long- or short-term interest rates, non-U.S. currency values, mortgage-backed or other security values, corporate borrowing rates or other factors such as security prices or inflation rates.

Swap agreements will tend to shift a fund’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options.

If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses.

Each fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or a non- U.S. corporate issuer, on the debt obligation. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, a fund would be subject to investment exposure on the notional amount of the swap which may be significantly larger than the fund’s cost to enter into the credit default swap. A fund may also invest in credit default indices, which are indices that reflect the performance of a basket of credit default swaps, and swaptions on credit default swap indices. (See “Options on Swaps” below.)

Each fund may purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk—that the seller may fail to satisfy its payment obligations to a fund in the event of a default.

A fund may enter into an interest rate swap in an effort to protect against declines in the value of fixed income securities held by the fund. In such an instance, the fund may agree to pay a fixed rate (multiplied by a notional amount) while a counterparty agrees to pay a floating rate (multiplied by the same notional amount). If interest rates rise, resulting in a diminution in the value of the fund’s portfolio, the fund would receive payments under the swap that would offset, in whole or in part, such diminution in value.

The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis, depending on whether a threshold amount (if any) is exceeded, and an amount of cash or liquid assets having an aggregate net asset value approximately equal to the accrued excess will be set aside as cover, as described below. Each fund will also maintain collateral with respect to its total obligations under any swaps that are not entered into on a net basis, and will maintain cover as required by SEC guidelines from time to time with respect to caps and floors written by the fund.

Options on Swaps. An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. A fund may write (sell) and purchase put and call swaptions. A fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the fund is hedging its assets or its liabilities. A fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. A fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in a fund’s use of options.

Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes a swaption, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement.

Combined Positions. Each fund may purchase and write options in combination with each other, or in combination with other Financial Instruments, to adjust the risk and return characteristics of its overall position. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Cover. Transactions using Financial Instruments may involve obligations which if not covered could be construed as “senior securities.” Each fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate or set aside on its books cash or liquid assets in the prescribed amount as determined daily. A fund may cover such transactions using other methods permitted under the 1940 Act, orders or releases issued by the SEC thereunder, or no-action letters or other guidance of the SEC staff. Although SEC guidelines on cover are designed to limit the transactions involving Financial Instruments that a fund may be engaged in at any time, the segregation of assets does not reduce the risks to a fund of entering into transactions in Financial Instruments.

Turnover. A fund’s derivatives activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Liquidity Risk Management

In October 2016, the SEC adopted a liquidity risk management rule that will require the funds and other Legg Mason open-end funds to establish a liquidity risk management program by December 1, 2018. The impact the rule will have on the funds, and on the open-end fund industry in general, is not yet fully known, but the rule could impact each fund’s performance and its ability to achieve its investment objective(s).

Forward Commitments and When-Issued Securities

The funds may purchase securities on a “when-issued” or “to be announced” or “forward delivery” basis. The payment obligation and the interest rate that will be received on the “when-issued” securities are fixed at the time the buyer enters into the commitment although settlement, i.e., delivery of and payment for the securities, takes place at a later date. In a “to be announced” transaction, a fund commits to purchase securities for which all specific information is not known at the time of the trade.

Securities purchased on a “when-issued” or “forward delivery” basis are subject to changes in value based upon the market’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. The value of these securities experiences appreciation when interest rates decline and depreciation when interest rates rise. Purchasing securities on a “when-issued” or “forward delivery” basis can involve a risk that the yields available in the market on the settlement date may actually be higher or lower than those obtained in the transaction itself. At the time a fund enters into a “when issued” or “forward delivery” commitment, the fund will set aside cash or other appropriate liquid securities with a value at least equal to the fund’s obligation under the commitment. A fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

An increase in the percentage of a fund’s assets committed to the purchase of securities on a “when-issued” basis may increase the volatility of its net asset value.

Investment Company Securities

Subject to applicable statutory and regulatory limitations, the funds may invest in shares of other investment companies, including shares of other mutual funds, closed-end funds, and unregistered investment companies. Investments in other investment companies are subject to the risk of the securities in which those investment companies invest. In addition, to the extent a fund invests in securities of other investment companies, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of the fund’s own operation. These costs include management, brokerage, shareholder servicing and other operational expenses.

A fund may invest, to the extent permitted by applicable law, all or some of its short-term cash investments in a money market fund or similarly-managed pool advised by the Adviser or Subadviser that is not required to register with the SEC as an investment company. In connection with any such investments, a fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund or other similarly-managed private fund in which it invests, which may result in the fund bearing some additional expenses.

A fund may invest in shares of mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically an ETF seeks to track the performance of an index, such as the S&P 500, the NASDAQ 100, or more narrow sector or foreign indices, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give a fund exposure to the securities comprising the index on which the ETF is based.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout a trading day, bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. However, the portfolios held by index-based ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of index based ETFs tend to closely track the actual net asset value of the underlying portfolios and a fund will generally gain or lose value depending on the performance of the index. However, gains or losses on a fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. A fund may invest in ETFs that are actively managed. Actively managed ETFs do not have the transparency of index-based ETFs, and also therefore, are more likely to trade at a discount or premium to actual net asset values.

A fund may invest in closed-end investment companies which hold securities of U.S. and/or non-U.S. issuers. Because shares of closed-end funds trade on an exchange, investments in closed-end investment funds may entail the additional risk that the market value of such investments may be substantially less than their net asset value.

Illiquid Assets

A fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities and other assets that are illiquid. Illiquid assets are assets that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which they are being carried on a fund’s books. These assets include, among others, certain securities that are subject to legal or contractual restrictions on resale, certain derivative products and any repurchase transactions that do not mature within seven days. A fund may not be able to sell illiquid securities and other assets in its portfolio at a time when the sale would be desirable or at a price the fund deems representative of their value. Disposing of illiquid investments may involve time-consuming negotiation and expenses.

Certain restricted securities can be traded freely among qualified purchasers in accordance with Rule 144A under the Securities Act of 1933 (the “1933 Act”). The SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is “liquid.” The Board of Trustees (the “Board”) has delegated to the subadviser authority to determine whether particular securities eligible for trading under Rule 144A are and continue to be “liquid.” Investing in these restricted securities could have the effect of increasing a fund’s illiquidity, however, if qualified purchasers become uninterested in buying these securities.

Repurchase Agreements

Under the terms of a typical repurchase agreement, a fund would acquire one or more underlying debt obligations, frequently obligations issued by the U.S. government or its agencies or instrumentalities, for a relatively short period (typically overnight, although the term of an agreement may be many months), subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon time and price. The repurchase price is typically greater than the purchase price paid by a fund, thereby determining the fund’s yield. A repurchase agreement is similar to, and may be treated as, a secured loan, where a fund loans cash to the counterparty and the loan is secured by the purchased securities as collateral. All repurchase agreements entered into by a fund are required to be collateralized so that at all times during the term of a repurchase agreement, the value of the underlying securities is at least equal to the amount of the repurchase price. Also, a fund or its custodian is required to have control of the collateral, which the subadviser believes will give the fund a valid, perfected security interest in the collateral.

Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. If a fund enters into a repurchase agreement involving securities the fund could not purchase directly, and the counterparty defaults, the fund may become the holder of securities that it could not purchase. These repurchase agreements may be subject to greater risks. In addition, these repurchase agreements may be more likely to have a term to maturity of longer than seven days.

Repurchase agreements maturing in more than seven days are considered to be illiquid.

Pursuant to an exemptive order issued by the SEC, each fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint accounts for the purpose of entering into repurchase agreements secured by cash and U.S. government securities, subject to certain conditions.

Borrowings

A fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested by the subadviser in other securities or instruments in an effort to increase the fund’s investment returns. Reverse repurchase agreements may be considered to be a type of borrowing.

When a fund invests borrowing proceeds in other securities, the fund will be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. In addition, if a fund’s return on its investment of the borrowing proceeds does not equal or exceed the interest that the fund is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the fund’s return.

A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its borrowing obligations. This could adversely affect the subadviser’s strategy and result in lower fund returns. Interest on any borrowings will be a fund expense and will reduce the value of a fund’s shares.

A fund may borrow on a secured or on an unsecured basis. If a fund enters into a secured borrowing arrangement, a portion of the fund’s assets will be used as collateral. During the term of the borrowing, a fund will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, a fund may be unable to sell the collateral at a time when it would be advantageous to do so, which could adversely affect the subadviser’s strategy and result in lower fund returns. A fund would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the fund. In the event of a default by the lender, there may be delays, costs and risks of loss involved in a fund’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.

The 1940 Act requires a fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the fund’s asset coverage falls below 300%, the fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of a fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that a fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Reverse Repurchase Agreements

A reverse repurchase agreement has the characteristics of a secured borrowing by a fund and creates leverage in a fund’s portfolio. In a reverse repurchase transaction, a fund sells a portfolio instrument to another person, such as a financial institution or broker/dealer, in return for cash. At the same time, a fund agrees to repurchase the instrument at an agreed-upon time and at a price that is greater than the amount of cash that the fund received when it sold the instrument, representing the equivalent of an interest payment by the fund for the use of the cash. During the term of the transaction, a fund will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.

The funds may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. Unless otherwise limited in each fund’s Prospectus or this SAI, each fund may also engage in reverse repurchase agreements to the extent permitted by its fundamental investment policies in order to raise additional cash to be invested by the subadviser in other securities or instruments in an effort to increase a fund’s investment returns.

During the term of the transaction, a fund will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered into the transaction. When a fund reinvests the proceeds of a reverse repurchase agreement in other securities, the fund will also be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. In addition, if a fund’s return on its investment of the proceeds of the reverse repurchase agreement does not equal or exceed the implied interest that it is obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the fund’s return.

When a fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in a fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.

In addition, a fund may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect the subadviser’s strategy and result in lower fund returns. At the time a fund enters into a reverse repurchase agreement, the fund is required to set aside cash or other appropriate liquid securities in the amount of the fund’s obligation under the reverse repurchase agreement or take certain other actions in accordance with SEC guidelines, which may affect a fund’s liquidity and ability to manage its assets. Although complying with SEC guidelines would have the effect of limiting the amount of fund assets that may be committed to reverse repurchase agreements and other similar transactions at any time, it does not otherwise mitigate the risks of entering into reverse repurchase agreements.

Subordinated Securities

A fund may invest in securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are determined by the subadviser to be of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

Europe—Recent Events

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, on June 23, 2016, voters in the United Kingdom approved withdrawal from the European Union. On March 29, 2017, the United Kingdom formally notified the European Council of its intention to leave the European Union; as a result, the United Kingdom will remain a member state, subject to European Union law with privileges to provide services under the single market directives, for at least two years from that date. Given the size and importance of the United Kingdom’s economy, uncertainty about its legal, political, and economic relationship with the remaining member states of the European Union may continue to be a source instability. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Ukraine has experienced ongoing military conflict; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not a fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of a fund’s investments.

Equity Securities

Although the funds invest principally in fixed income securities and related investments, the funds may from time to time invest in or receive equity securities and equity-like securities. Equity securities may include warrants, rights, exchange traded and over-the-counter common stocks, preferred stock, depositary receipts, trust certificates, limited partnership interests and shares of other investment companies, including exchange-traded funds and real estate investment trusts.

Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. Equity securities typically fluctuate in price more than fixed income securities.

Warrants and rights permit, but do not obligate, their holder to subscribe for other securities. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.

Short-Term Trading

Fund transactions will be undertaken principally to accomplish a fund’s investment objective in relation to anticipated movements in the general level of interest rates, but a fund may also engage in short-term trading consistent with its investment objective.

New Investment Products

New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, each fund expects to invest in those new types of securities and instruments that its subadviser believes may assist the fund in achieving its investment objective.

Alternative Investment Strategies and Temporary Investments

At times the subadviser may judge that conditions in the securities markets make pursuing a fund’s typical investment strategy inconsistent with the best interest of its shareholders. At such times, the subadviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of a fund’s assets. In implementing these defensive strategies, a fund may invest without limit in securities that the subadviser believes present less risk to the fund, including equity securities, debt and fixed income securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments, certificates of deposit, demand and time deposits, bankers’ acceptances or other securities the subadviser considers consistent with such defensive strategies, such as, but not limited to, options, futures, warrants or swaps. During periods in which such strategies are used, the duration of a fund may diverge from the duration range for that fund disclosed in its Prospectus (if applicable). It is impossible to predict when, or for how long, a fund will use these alternative strategies. As a result of using these alternative strategies, a fund may not achieve its investment objective.

Duration

For the simplest fixed income securities, “duration” indicates the average time at which the security’s cash flows are to be received. For simple fixed income securities with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, a current coupon “bullet” bond with a maturity of 3.5 years (i.e., a bond that pays interest at regular intervals and that will have a single principal payment of the entire principal amount in 3.5 years) might have a duration of approximately three years. In general, the lower the stated or coupon rate of interest of a fixed income security, the closer its duration will be to its final maturity; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter its duration will be compared to its final maturity.

Determining duration becomes more complex when fixed income security features like floating or adjustable coupon payments, optionality (for example, the right of the issuer to prepay or call the security), and structuring (for example, the right of the holders of certain securities to receive priority as to the issuer’s cash flows) are considered. The calculation of “effective duration” attempts to take into account optionality and other complex features. Generally, the longer the effective duration of a security, the greater will be the expected change in the percentage price of the security with respect to a change in the security’s own yield. By way of illustration, a security with an effective duration of 3.5 years might normally be expected to go down in price by 35 basis points if its yield goes up by 10 basis points, while another security with an effective duration of 4.0 years might normally be expected to go down in price by 40 basis points if its yield goes up by 10 basis points.

The assumptions that are made about a security’s features and options when calculating effective duration may prove to be incorrect. For example, many mortgage pass-through securities may have stated final maturities of 30 years, but current prepayment rates, which can vary widely under different economic conditions, may have a large influence on the pass-through security’s response to changes in yield. In these situations, the subadviser may consider other analytical techniques that seek to incorporate the security’s additional features into the determination of its response to changes in its yield.

A security may change in price for a variety of reasons. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If there is an adverse credit event, or a perceived change in the issuer’s creditworthiness, these securities could experience a far greater negative price movement than would be predicted by the change in the security’s yield in relation to its effective duration.

As a result, investors should be aware that effective duration is not an exact measurement and may not reliably predict a security’s price sensitivity to changes in yield or interest rates.

Ratings as Investment Criteria

In general, the ratings of nationally recognized statistical rating organizations (“NRSROs”) represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by a fund as initial criteria for the selection of portfolio securities, but the fund also will rely upon the independent advice of the subadviser to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A to this SAI contains further information concerning the rating categories of NRSROs and their significance.

In the event that a security is rated by different agencies and receives different ratings from these agencies, a fund will treat the security as being rated in the highest rating category received from an agency.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the subadviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults, the investors in a security held by a fund may become the holders of underlying assets. In that case, a fund may become the holder of securities that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Lending of Portfolio Securities

Consistent with applicable regulatory requirements, a fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Board. Loans of securities will be secured continuously by collateral in cash, cash equivalents, or U.S. government obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral received by a fund will be invested in high quality short-term instruments, or in one or more funds maintained by the lending agent for the purpose of investing cash collateral. During the term of the loan, a fund will continue to have investment risk with respect to the security loaned, as well as risk with respect to the investment of the cash collateral. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, a fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and, with respect to cash collateral, will receive any income generated by the fund’s investment of the collateral (subject to a rebate payable to the borrower and a percentage of the income payable to the lending agent). Where the borrower provides a fund with collateral other than cash, the borrower is also obligated to pay the fund a fee for use of the borrowed securities. A fund does not have the right to vote any securities having voting rights during the existence of the loan, but would retain the right to call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. In addition, a fund could suffer loss if the loan terminates and the fund is forced to liquidate investments at a loss in order to return the cash collateral to the buyer. If the subadviser determines to make loans, it is not intended that the value of the securities loaned by a fund would exceed 33 1/3% of the value of its net assets.

The funds do not currently intend to engage in securities lending, although the funds may engage in transactions (such as reverse repurchase agreements) which have similar characteristics.

Commodity Exchange Act Regulation

Each fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the funds, from registration as a “commodity pool operator” with respect to the funds under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the funds under the CEA. As a result, a fund is limited in its ability to trade instruments subject to the CFTC’s jurisdiction, including commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or other investments (whether directly or indirectly through investments in other investment vehicles).

Under this exclusion, a fund must satisfy one of the following two trading limitations whenever it enters into a new commodity trading position: (1) the aggregate initial margin and premiums required to establish the fund’s positions in CFTC-regulated instruments may not exceed 5% of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). The fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, a fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.

If a fund’s operators were to lose their ability to claim this exclusion with respect to the fund, such persons would be required to comply with certain CFTC rules regarding commodity pools that could impose additional regulatory requirements, compliance obligations and expenses for the fund.

Cybersecurity Risk

With the increased use of technologies such as mobile devices and Web-based or “cloud” applications, and the dependence on the Internet and computer systems to conduct business, the funds are susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause a fund to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service a fund’s operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the fund’s websites (i.e., efforts to make network services unavailable to intended users). In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on a fund’s systems.

Cybersecurity incidents affecting a fund’s manager, the subadviser, other service providers to a fund or its shareholders (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and Service Agents) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both the fund and its shareholders, interference with a fund’s ability to calculate its net asset value, impediments to trading, the inability of fund shareholders to transact business and the fund to process transactions (including fulfillment of fund share purchases and redemptions), violations of applicable privacy and other laws (including the release of private shareholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including Service Agents and other service providers) and other parties. In addition, substantial costs may be incurred in order to safeguard against and reduce the risk of any cybersecurity incidents in the future. In addition to administrative, technological and procedural safeguards, a fund’s manager and the subadviser have established business continuity plans in the event of, and risk management systems to prevent or reduce the impact of, such cybersecurity incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. Furthermore, a fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect a fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

INVESTMENT POLICIES

Each fund has adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies of a fund may not be changed without the vote of a majority of the outstanding voting securities of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting securities of the fund present at a shareholder meeting, if the holders of more than 50% of the voting securities of the fund are present in person or represented by proxy, or (b) more than 50% of the voting securities of the fund. The Board may change non-fundamental investment policies at any time.

If any percentage restriction described below (other than the limitation on borrowing) is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in asset values or characteristics will not constitute a violation of such restriction, unless otherwise noted below.

Each fund’s investment objective is non-fundamental.

Fundamental Investment Policies

Each fund’s fundamental investment policies are as follows:

(1)	The fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(2)	The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(3)	The fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(4)	The fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(5)	The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(6)	The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(7)	Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes (the fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the fund’s asset coverage falls below 300%, the fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of a fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing, and thus, subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of a fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently no fund contemplates borrowing money for leverage, but if a fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the funds from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the funds may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or the subadviser believes the income justifies the attendant risks. Each fund also will be permitted by this policy to make loans of money, including to other funds. A fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent a fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities, except that a fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. In addition, the term industry will be interpreted to include a related group of industries. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a fund as to how to classify issuers within or among industries or groups of industries. Each fund has been advised by the staff of the SEC that the staff currently views securities issued by a foreign government to be in a single industry for purposes of calculating applicable limits on concentration.

The funds’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Additional Fundamental Investment Policies

Intermediate-Term Municipals Fund

Under normal circumstances, Intermediate-Term Municipals Fund invests at least 80% of its assets in “municipal securities.”

New Jersey Municipals Fund

Under normal circumstances, New Jersey Municipals Fund invests at least 80% of its assets in “New Jersey municipal securities.”

New York Municipals Fund

Under normal circumstances, New York Municipals Fund invests at least 80% of its assets in “New York municipal securities.”

Pennsylvania Municipals Fund

Under normal circumstances, Pennsylvania Municipals Fund invests at least 80% of its assets in “Pennsylvania municipal securities.”

For purposes of these policies, the term “assets” means net assets plus any borrowings for investment purposes. Also, the term “municipal securities” includes municipal securities that pay interest subject to the federal alternative minimum tax.

Non-Fundamental Investment Policy

Under a non-fundamental investment policy adopted by the Trust, each fund is prohibited from purchasing or otherwise acquiring any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. Each fund monitors the portion of such fund’s total assets that is invested in illiquid securities on an ongoing basis, not only at the time of investment in such securities. If at any time another registered open-end investment company that is part of the same group of investment companies as a fund invests in the fund in reliance upon the provisions of subparagraph (G) of Section 12(d)(1) of the 1940 Act, the fund will not invest in other registered open-end investment companies and registered unit investment trusts in reliance upon the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act.

Diversification

Intermediate-Term Municipals Fund is currently classified as a diversified fund under the 1940 Act. This means that the fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the

U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the fund can invest more than 5% of its assets in one issuer. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and only the assets and revenues of such entity back the security, such entity is deemed to be the sole issuer. Similarly, in the case of a private activity bond, if only the assets and revenues of the nongovernmental user back that bond, then such nongovernmental user is deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and is to be treated as an issue of such government or other entity. The fund may only change to non-diversified status with the approval of the fund’s shareholders. Under the 1940 Act, such approval requires the affirmative vote (a) of 67% or more of the voting securities present at an annual or special meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy, or (b) of more than 50% of the outstanding voting securities of the fund, whichever is less.

Each of New Jersey Municipals Fund, New York Municipals Fund and Pennsylvania Municipals Fund is currently classified as a non-diversified fund under the 1940 Act. A non-diversified fund can invest a greater portion of its assets in a single issuer or a limited number of issuers than may a diversified fund. In this regard, a non-diversified fund is subject to greater risk than a diversified fund. Under the 1940 Act, a fund may change its classification from non-diversified to diversified without shareholder approval.

Portfolio Turnover

For reporting purposes, each fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in a fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year.

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by a fund. To the extent the portfolio trading results in realization of capital gains, shareholders will receive distributions of such gains in the form of a taxable ordinary or capital gain dividend.

Portfolio turnover will not be a limiting factor should a subadviser deem it advisable to purchase or sell securities.

For the fiscal years ended March 31, 2017 and March 31, 2018, each fund’s portfolio turnover rates were as follows:

Fund	2017 (%)	2018 (%)
Intermediate-Term Municipals Fund	17	15
New Jersey Municipals Fund	18	24
New York Municipals Fund	21	14
Pennsylvania Municipals Fund	14	14

MANAGEMENT

The business and affairs of the funds are conducted by management under the supervision and subject to the direction of its Board. The business address of each Trustee (including each Trustee of the funds who is not an “interested person” of the funds) (an “Independent Trustee”) is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the funds is set forth below.

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years

Independent Trustees#:

Elliott J. Berv Born 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)	45	None

Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)	45	None

Mark T. Finn Born 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Principal/ Member, Balvan Partners (investment management) (2002 to 2009)	45	None

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)	45	None

Richard E. Hanson, Jr. Born 1941	Trustee	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)	45	None

Susan M. Heilbron*** Born 1945	Trustee and Chair of the Board	Since 1994 (Chair of the Board since 2018)	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984) and (1977 to 1979)	45	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)	45	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

R. Richardson Pettit Born 1942	Trustee	Since 1990	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University	45	None

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years

Interested Trustee and Officer:

Jane Trust, CFA† Born 1962	Trustee, President and Chief Executive Officer	Since 2015	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)	140	None

#	Trustees who are not “interested persons” of the funds within the meaning of Section 2(a)(19) of the 1940 Act.

*	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

**	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex.

***	Effective January 1, 2018, Ms. Heilbron became Chair.

†	Ms. Trust is an “interested person” of the funds, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years

Additional Officers:

Ted P. Becker Born 1951 620 Eighth Avenue 49th Floor New York, NY 10018	Chief Compliance Officer	Since 2007	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Born 1949 620 Eighth Avenue 49th Floor New York, NY 10018	Chief Anti-Money Laundering Compliance Officer	Since 2013	Assistant Vice President of Legg Mason & Co. and LMIS (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Born 1978 100 First Stamford Place 5th Floor Stamford, CT 06902	Identity Theft Prevention Officer	Since 2015	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Robert I. Frenkel Born 1954 100 First Stamford Place 6th Floor Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2007	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel—U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Thomas C. Mandia Born 1962 100 First Stamford Place 6th Floor Stamford, CT 06902	Assistant Secretary	Since 2007	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013)

Richard F. Sennett Born 1970 100 International Drive 7th Floor Baltimore, MD 21202	Principal Financial Officer and Treasurer	Since 2011 and 2017	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Jeanne M. Kelly Born 1951 620 Eighth Avenue 49th Floor New York, NY 10018	Senior Vice President	Since 2007	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

**	Indicates the earliest year in which the officer took such office.

Each Trustee, except for Ms. Trust, previously served as a trustee or director of certain predecessor funds in the Legg Mason-sponsored fund complex, and each Trustee, except for Ms. Trust, was thus initially selected by the board of the applicable predecessor funds. In connection with a restructuring of the fund complex completed in 2007, the Board was established to oversee mutual funds in the fund complex that invest primarily in fixed income securities, including the funds, with a view to ensuring continuity of representation by board members of predecessor funds on the Board and in order to establish a Board with experience in and focused on overseeing fixed income mutual funds, which experience would be further developed and enhanced over time.

The Independent Trustees were selected to join the Board based upon the following as to each Board Member: his or her contribution as a board member of predecessor funds; such person’s character and integrity;

such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; the fact that such person’s service would be consistent with the requirements of the retirement policies of the Trust; and his or her status as not being an “interested person” as defined in the 1940 Act. Ms. Trust was selected to join the Board based upon the following: her character and integrity; her willingness to serve and her willingness and ability to commit the time necessary to perform the duties of a Trustee; the fact that her service as a Trustee would be consistent with requirements of the Trust’s retirement policies, and her status as a representative of Legg Mason.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the manager, subadviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Trustee can make to the Board and the funds, as well as the perspectives gained from the Independent Trustees’ service on the board of the applicable predecessor funds. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Berv, experience as a chief executive officer and board member of various businesses and organizations and organizational consulting experience; Ms. Dasher, experience as a chief financial officer of a private investment company; Mr. Finn, investment management experience as an executive, consultant and portfolio manager; Mr. Gross, accounting background and experience as an officer and board member of various organizations; Mr. Hanson, experience in academic leadership; Ms. Heilbron, legal background and experience, business and consulting experience and experience as a board member of public companies; Ms. Kerley, investment consulting experience and background and mutual fund board experience; Dr. Pettit, economic and finance background and academic management experience; and Ms. Trust, investment management and risk oversight experience as an executive and portfolio manager and leadership roles within Legg Mason and affiliated entities. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Board is responsible for overseeing the management and operations of the funds. Ms. Trust is an interested person of the funds. Independent Trustees constitute more than 75% of the Board. Ms. Heilbron serves as Chair of the Board.

The Board has three standing committees: the Audit Committee, Nominating and Governance Committee (referred to as the Governance Committee), and Investment and Performance Committee (referred to as the Performance Committee). Each of the Audit, Governance and Performance Committees is chaired by an Independent Trustee and composed of all of the Independent Trustees. Where deemed appropriate, the Board constitutes ad hoc committees.

The Chair of the Board and the chairs of the Audit, Governance and Performance Committees work with the Chief Executive Officer of the Trust to set the agendas for Board and committee meetings. The Chair of the Board also serves as a key point person for dealings between management and the other Independent Trustees. As noted below, through the committees the Independent Trustees consider and address important matters involving the funds, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the funds have effective and independent governance and oversight. The Board also has determined that its leadership structure, in which the Chair of the Board is not affiliated with Legg Mason, is appropriate. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management, including each fund’s subadviser.

The Audit Committee oversees, among other things, the scope of each fund’s audit, each fund’s accounting and financial reporting policies and practices and the internal controls over financial accounting and reporting. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of each fund, and the qualifications and independence of each fund’s independent registered public accounting firm. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of each fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each fund by the independent registered public accounting firm and all permissible non-audit services provided by each fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to each fund’s operations and financial reporting.

The Governance Committee is the forum for consideration of a number of issues required to be considered separately by independent trustees of mutual funds, including, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee also considers issues that the Independent Trustees believe it is advisable for them to consider separately. When addressing vacancies, the Governance Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Governance Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Governance Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•

the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Performance Committee is charged with, among other things, reviewing investment performance. The Performance Committee also assists the Board in fulfilling its responsibility for the review and negotiation of each fund’s investment management and subadvisory arrangements.

As an integral part of its responsibility for oversight of the funds in the interests of shareholders, the Board oversees risk management of each fund’s investment programs and business affairs. The Board has emphasized to each fund’s manager and subadviser the importance of maintaining vigorous risk management. The manager and the subadviser also have their own independent interest in risk management and in maintaining risk management programs. Oversight of the risk management process is part of the Board’s general oversight of each fund and its service providers. The Board exercises oversight of the risk management process primarily through the Performance Committee and the Audit Committee, and through oversight by the Board itself.

The funds face a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. Under the overall oversight of the Board or the applicable committee, the funds, or the manager, each fund’s subadviser, and the affiliates of the manager and the subadviser, or other service providers to each fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including each fund’s and the manager’s CCO and the manager’s chief risk officer, as well as various personnel of the subadviser and other service providers such as each fund’s independent accountants, also make periodic reports to the Performance Committee or Audit Committee or to the Board, pursuant to the committee’s or Board’s request, with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

The Board recognizes that not all risks that may affect the funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

The Board met 7 times during the funds’ fiscal year ended March 31, 2018. Each of the Audit, Governance and Performance Committees met 4 times during the funds’ last fiscal year.

The following table shows the amount of equity securities owned by the Trustees in each fund and other investment companies in the fund complex overseen by the Trustees as of December 31, 2017.

Name of Trustee	Dollar Range of Equity Securities in Intermediate- Term Municipals Fund ($)	Dollar Range of Equity Securities in Pennsylvania Municipals Fund ($)	Dollar Range of Equity Securities in New Jersey Municipals Fund ($)	Dollar Range of Equity Securities in New York Municipals Fund ($)	Aggregate Dollar Range of Equity Securities in Registered Investment Companies Overseen by Trustee ($)
Independent Trustees:
Elliott J. Berv	None	None	None	None	None
Jane F. Dasher	None	None	None	None	Over 100,000
Mark T. Finn	None	None	None	None	Over 100,000
Stephen Randolph Gross	None	None	None	None	None
Richard E. Hanson, Jr.	None	None	None	None	Over 100,000
Susan M. Heilbron	None	None	None	None	50,001-100,000
Susan B. Kerley	None	None	None	None	50,001-100,000
R. Richardson Pettit	None	None	None	None	Over 100,000
Interested Trustee:
Jane Trust	None	None	None	None	Over 100,000

As of December 31, 2017, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the funds’ manager, subadviser or distributor, or of a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser or distributor of the funds.

For serving as a trustee of the funds and other funds in the fund complex, each Independent Trustee receives an annual retainer plus fees for attending each regularly scheduled meeting and special Board meeting they attend in person or by telephone. They are also reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Those Independent Trustees who serve in leadership positions of the Board or Board committees receive additional compensation. The Board reviews the level of trustee compensation periodically and trustee compensation may change from time to time. Ms. Trust, an “interested person” of the funds, as defined in the 1940 Act, does not receive compensation from the funds for her service as Trustee. Each fund pays its pro rata share of the Trustees’ fees and expenses based upon asset size.

Officers of the Trust receive no compensation from the funds. Information regarding compensation paid to the Trustees is shown below:

Name of Trustee	Aggregate Compensation from the Funds(1)				Total Pension or Retirement Benefits Paid as Part of Fund Expenses(1)(2) ($)	Total Compensation from the Fund Complex Paid to Trustee(3) ($)	Number of Funds in Fund Complex Overseen by Trustee(3)
	Intermediate- Term Municipals Fund ($)	New Jersey Municipals Fund ($)	New York Municipals Fund ($)	Pennsylvania Municipals Fund ($)
Independent Trustees:
Elliott J. Berv	8,310	745	2,105	660	None	371,000	45
Jane F. Dasher	7,014	628	1,771	556	None	296,000	45
Mark T. Finn	7,136	638	1,801	565	None	296,000	45
Stephen Randolph Gross	7,482	670	1,890	593	None	316,000	45
Richard E. Hanson, Jr.	7,014	628	1,771	556	None	296,000	45
Diana R. Harrington(4)	5,238	475	1,345	420	None	296,000	45
Susan M. Heilbron	7,819	699	1,972	619	None	316,000	45
Susan B. Kerley	7,482	670	1,890	593	None	316,000	45
Alan G. Merten(4)	5,238	475	1,345	420	None	296,000	45
R. Richardson Pettit	7,014	628	1,771	556	None	296,000	45
Interested Trustee:
Jane Trust(5)	None	None	None	None	None	None	141

(1)	Information is for the fiscal year ended March 31, 2018.

(2)	Pursuant to prior retirement plans, the funds made no payments to former trustees for the fiscal year ended March 31, 2018.

(3)	Information is for the calendar year ended December 31, 2017.

(4)	Dr. Harrington and Dr. Merten retired from the Board effective December 31, 2017.

(5)	Ms. Trust is not compensated for her services as a Trustee because of her affiliations with the manager.

Officers of the funds receive no compensation from the funds, although they may be reimbursed by the funds for reasonable out-of-pocket travel expenses for attending Board meetings.

As of June 30, 2018, the Trustees and officers of the funds, as a group, owned less than 1% of the outstanding shares of each class of each fund.

To the knowledge of the funds, as of June 30, 2018, the following shareholders owned or held of record 5% or more, as indicated, of the outstanding shares of each class of each fund:

Fund/Class	Name and Address	Percent of Class (%)
Intermediate-Term Municipals Fund

A	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY, NJ 07311	36.02

A	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA, PA 19406-1212	24.90

A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE, FL 32246-6484	8.53

A	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	8.36

C	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY, NJ 07311	34.37

C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	16.40

C	WELLS FARGO CLEARING SVCS LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	12.11

C	USB WM USA FBO SPEX CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEWAKEN, NJ 07086	10.23

C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG, FL 33716-1100	8.86

Fund/Class	Name and Address	Percent of Class (%)
I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	43.97

I	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY, NJ 07311	22.35

I	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS, MO 63131-3729	7.93

I	NATIONAL FINANCIAL SERVICES CORP FBO EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-2010	6.74

IS	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 1255 MANCHESTER RD SAINT LOUIS, MO 63131-3729	100

New Jersey Municipals Fund

A	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY, NJ 07311	44.87

A	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA, PA 19406-1212	11.20

A	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	9.21

A	WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET SAINT LOUIS, MO 63103	8.64

Fund/Class	Name and Address	Percent of Class (%)
A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE, FL 32246-6484	7.14

A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	5.20

C	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY, NJ 07311	34.23

C	WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET SAINT LOUIS, MO 63103	19.76

C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE, FL 32246-6484	17.04

C	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	7.61

I	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY, NJ 07311	19.34

I	WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET SAINT LOUIS, MO 63103	15.33

I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	14.63

I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE, FL 32246-6484	14.23

Fund/Class	Name and Address	Percent of Class (%)
I	NATIONAL FINANCIAL SERVICES CORP FBO EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-2010	10.90

I	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	6.97

New York Municipals Fund

A	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY, NJ 07311	41.75

A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	21.58

A	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	6.97

A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE, FL 32246-6484	5.94

A	WELLS FARGO CLEARING SVCS LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	5.16

C	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY, NJ 07311	33.00

C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE, FL 32246-6484	18.73

Fund/Class	Name and Address	Percent of Class (%)
C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	16.35

C	WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET SAINT LOUIS, MO 63103	11.75

C	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	5.15

I	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY, NJ 07311	30.15

I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	18.09

I	WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET SAINT LOUIS, MO 63103	10.08

I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE, FL 32246-6484	9.90

I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	8.47

Pennsylvania Municipals Fund

A	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY, NJ 07311	39.46

A	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA, PA 19406-1212	14.78

Fund/Class	Name and Address	Percent of Class (%)
A	WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET SAINT LOUIS, MO 63103	7.93

A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105-1905	6.79

C	WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET SAINT LOUIS, MO 63103	25.59

C	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY, NJ 07311	18.38

C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE, FL 32246-6484	11.39

C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	7.86

C	LPL FINANCIAL ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO, CA 92121	5.93

C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105-1905	5.38

C	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY ST LOUIS, MO 63102-2188	5.12

I	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY, NJ 07311	19.95

Fund/Class	Name and Address	Percent of Class (%)
I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	15.24

I	WELLS FARGO CLEARING SVCS LLC A/C 1699-0135 2801 MARKET STREET SAINT LOUIS, MO 63103	14.37

I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE, FL 32246-6484	12.33

I	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 226 OMAHA, NE 68103-2226	9.94

I	RBC CAPITAL MARKETS, LLC 510 MARQUETTE AVE SOUTH MINNEAPOLIS, MN 55402-1110	6.20

I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105-1905	5.89

On June 30, 2018, to the Trust’s knowledge, the following persons owned of record or beneficially 25% or more of the outstanding shares of a fund as set forth below. Shareholders who beneficially own 25% or more of the outstanding shares of a fund or who are otherwise deemed to “control” a fund may be able to determine or significantly influence the outcome of matters submitted to a vote of the fund’s shareholders.

Fund	Name and Address	Percent of Fund Held (%)
Intermediate-Term Municipals Fund
	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	29.89

	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY, NJ 07311	27.50

Fund	Name and Address	Percent of Fund Held (%)
New Jersey Municipals Fund
	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY, NJ 07311	38.12
New York Municipals Fund
	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY, NJ 07311	38.89
Pennsylvania Municipals Fund
	MORGAN STANLEY & CO INC ATTN MUTUAL FUNDS OPERATIONS HARBORSIDE FINANCIAL CENTER PLAZA TWO 2ND FLOOR JERSEY CITY, NJ 07311	29.51

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) serves as investment manager to the funds and provides certain oversight services to the funds, in each case pursuant to an investment management agreement (each, a “Management Agreement”). LMPFA is a wholly-owned subsidiary of Legg Mason.

The manager has agreed, under each Management Agreement, subject to the supervision of the fund’s Board, to provide the fund with investment research, advice, management and supervision, furnish a continuous investment program for the fund’s portfolio of securities and other investments consistent with the fund’s investment objectives, policies and restrictions, and place orders pursuant to its investment determinations. The manager is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval. The manager has entered into subadvisory agreements, as described below.

As compensation for services performed, facilities furnished and expenses assumed by the manager, each fund pays the manager a fee computed daily at an annual rate of the fund’s average daily net assets as described below. The manager also performs administrative and management services as reasonably requested by each fund necessary for the operation of the fund, such as (i) supervising the overall administration of each fund, including negotiation of contracts and fees with, and monitoring of performance and billings of, the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s existence; and (v) maintaining the registration or qualification of the fund’s shares under federal and state laws.

Each Management Agreement will continue in effect from year to year, provided continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees, with such Independent Trustees casting votes in person at a meeting called for such purpose.

Each Management Agreement provides that the manager may render services to others. Each Management Agreement is terminable without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund on not more than 60 days’ nor less than 30 days’ written notice to the manager, or by the manager on not less than 90 days’ written notice to the fund as applicable, and will automatically terminate in the event of its assignment (as defined in the 1940 Act) by the manager. No Management Agreement is assignable by the Trust except with the consent of the manager.

Each Management Agreement provides that the manager, its affiliates performing services contemplated by the Management Agreement, and the partners, shareholders, directors, officers and employees of the manager and such affiliates, will not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund, but the manager is not protected against any liability to the fund to which the manager would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Management Agreement.

For its services under the applicable fund’s Management Agreement, the manager receives an investment management fee that is calculated daily and payable monthly according to the following schedule:

Fund	Average Daily Net Assets ($)	Fee Rate (% of average daily net assets)
Intermediate-Term Municipals Fund	N/A	0.50
New Jersey Municipals Fund	First 500 million	0.50
	Over 500 million	0.48
New York Municipals Fund	N/A	0.50
Pennsylvania Municipals Fund	N/A	0.45

For the fiscal years ended March 31, 2018, March 31, 2017 and March 31, 2016, the funds paid investment management fees to the manager as follows:

Fund	Fiscal Year Ended March 31,	Gross Management Fees ($)	Management Fees Waived/Expenses Reimbursed ($)	Net Management Fees (after fee waivers/expense reimbursements) ($)
Intermediate-Term Municipals Fund	2018	13,200,745	(225,485)	12,975,260
	2017	13,822,434	(331,907)	13,490,527
	2016	13,022,994	(282,515)	12,740,479
New Jersey Municipals Fund	2018	1,169,020	(30,737)	1,138,283
	2017	1,344,503	(24,976)	1,319,527
	2016	1,357,736	(31,746)	1,325,990
New York Municipals Fund	2018	3,298,610	(25,925)	3,272,685
	2017	3,792,150	(42,189)	3,749,961
	2016	3,689,630	(21,613)	3,668,017
Pennsylvania Municipals Fund	2018	934,128	(6,148)	927,980
	2017	1,011,416	(11,145)	1,000,271
	2016	986,070	(7,974)	978,096

Any expense limitation arrangements in place during a fund’s past three fiscal years can be found in a fund’s Prospectus in effect (as amended or supplemented from time to time) for such year.

Subadviser

Western Asset Management Company, LLC (formerly known as Western Asset Management Company) (“Western Asset” or the “subadviser”) provides the day-to-day portfolio management of each fund as subadviser pursuant to a subadvisory agreement (each, a “Subadvisory Agreement”). Western Asset is a wholly-owned subsidiary of Legg Mason.

Under each Subadvisory Agreement, subject to the supervision of the Board and the manager, the subadviser regularly provides investment research, advice, management and supervision; furnishes a continuous investment program consistent with the fund’s investment objectives, policies and restrictions; and places orders pursuant to its investment determinations. The subadviser may delegate to companies that the subadviser controls, is controlled by, or is under common control with, certain of the subadviser’s duties under a Subadvisory Agreement, subject to the subadviser’s supervision, provided the subadviser will not be relieved of its duties or obligations under the Subadvisory Agreement as a result of any delegation.

Each Subadvisory Agreement will continue in effect from year to year, provided continuance is specifically approved at least annually with respect to a fund (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate each Subadvisory Agreement on not more than 60 days’ nor less than 30 days’ written notice to the subadviser without penalty. The subadviser may terminate each Subadvisory Agreement on not less than 90 days’ written notice to the fund and the manager without penalty. The manager and the subadviser may terminate the Subadvisory Agreement upon their mutual written consent. Each Subadvisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act) by the subadviser. The manager may not assign the Subadvisory Agreement except with the subadviser’s consent.

Each Subadvisory Agreement provides that the subadviser, its affiliates performing services contemplated by the Subadvisory Agreement, and the partners, shareholders, directors, officers and employees of the subadviser and such affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund, but the subadviser is not protected against any liability to the fund or the manager to which the subadviser would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Subadvisory Agreement.

As compensation for its services, the manager pays to the subadviser a fee equal to 70% of the management fee paid to the manager by each fund, net of any waivers and expense reimbursements.

Investment Professionals

The following tables set forth additional information with respect to the investment professionals responsible for the day-to-day management of the funds. Unless noted otherwise, all information is provided as of March 31, 2018.

Other Accounts Managed by Investment Professionals

The table below identifies, for each investment professional, the number of accounts (other than the fund with respect to which information is provided) for which the investment professional has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated.

Intermediate-Term Municipals Fund

Investment Professional	Type of Account	Number of Accounts Managed	Total Assets Managed (billions) ($)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based (billions) ($)
Robert E. Amodeo	Registered investment companies	21	11.2	None	None
	Other pooled investment vehicles	2	0.16	None	None
	Other accounts	14	2.9	None	None

David T. Fare	Registered investment companies	18	10.5	None	None
	Other pooled investment vehicles	None	None	None	None
	Other accounts	3	0.95	None	None

S. Kenneth Leech	Registered investment companies	94	135.5	None	None
	Other pooled investment vehicles	273	90.9	12	5.0
	Other accounts	606	202.0	25	9.3

New Jersey Municipals Fund

Investment Professional	Type of Account	Number of Accounts Managed	Total Assets Managed ($ in billions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ in billions)
Robert E. Amodeo	Registered investment companies	21	13.6	None	None
	Other pooled investment vehicles	2	0.16	None	None
	Other accounts	14	2.9	None	None

David T. Fare	Registered investment companies	18	12.8	None	None
	Other pooled investment vehicles	None	None	None	None
	Other accounts	3	0.95	None	None

S. Kenneth Leech	Registered investment companies	94	137.8	None	None
	Other pooled investment vehicles	273	90.9	12	5.0
	Other accounts	606	202.0	25	9.3

New York Municipals Fund

Investment Professional	Type of Account	Number of Accounts Managed	Total Assets Managed ($ in billions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ in billions)
Robert E. Amodeo	Registered investment companies	21	13.2	None	None
	Other pooled investment vehicles	2	0.16	None	None
	Other accounts	14	2.9	None	None

David T. Fare	Registered investment companies	18	12.8	None	None
	Other pooled investment vehicles	None	None	None	None
	Other accounts	3	0.95	None	None

S. Kenneth Leech	Registered investment companies	94	137.8	None	None
	Other pooled investment vehicles	273	90.9	12	5.0
	Other accounts	606	202.0	25	9.3

Pennsylvania Municipals Fund

Investment Professional	Type of Account	Number of Accounts Managed	Total Assets Managed ($ in billions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ in billions)
Robert E. Amodeo	Registered investment companies	21	13.6	None	None
	Other pooled investment vehicles	2	0.16	None	None
	Other accounts	14	2.9	None	None

David T. Fare	Registered investment companies	18	12.9	None	None
	Other pooled investment vehicles	None	None	None	None
	Other accounts	3	0.95	None	None

S. Kenneth Leech	Registered investment companies	94	137.8	None	None
	Other pooled investment vehicles	273	90.9	12	5.0
	Other accounts	606	202.0	25	9.3

Investment Professional Compensation

With respect to the compensation of a fund’s investment professionals, the subadviser’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 and 5 years having a larger emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all investment professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Conflicts of Interest

The subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the subadviser or an affiliate has an interest in the account. The subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the subadviser have access to transactions and holdings information regarding client accounts and the subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the 1940 Act, and Rule 204A-1 under the Investment Advisers Act of 1940, to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the subadviser’s compliance monitoring program.

The subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Investment Professional Securities Ownership

The table below identifies ownership of equity securities of each fund by each investment professional responsible for the day-to-day management of the fund as of March 31, 2018.

Intermediate-Term Municipals Fund

Investment Professional	Dollar Range of Ownership of Securities ($)
S. Kenneth Leech	None
Robert E. Amodeo	None
David T. Fare	None

New Jersey Municipals Fund

Investment Professional	Dollar Range of Ownership of Securities ($)
S. Kenneth Leech	None
Robert E. Amodeo	None
David T. Fare	None

New York Municipals Fund

Investment Professional	Dollar Range of Ownership of Securities ($)
S. Kenneth Leech	None
Robert E. Amodeo	None
David T. Fare	None

Pennsylvania Municipals Fund

Investment Professional	Dollar Range of Ownership of Securities ($)
S. Kenneth Leech	None
Robert E. Amodeo	None
David T. Fare	None

Expenses

In addition to amounts payable under the Management Agreement and the 12b-1 Plan (as discussed below), each fund is responsible for its own expenses, including, among other things, interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organizational costs of the fund; costs (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to the issuing and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the fund, if any; the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, members of the Board and employees; and litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the fund’s Board members and officers with respect thereto.

Management may agree to implement an expense limitation and/or reimburse operating expenses for one or more classes of shares. Any such expense limitations and/or reimbursements are described in a fund’s Prospectus. The expense limitations and/or reimbursements do not cover (a) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; (b) extraordinary expenses, such as any expenses or charges related to litigation, derivative actions, demands related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of a fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of a fund or class (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Some of these arrangements do not cover interest expenses.

These arrangements may be reduced or terminated under certain circumstances.

In order to implement an expense limitation, the manager will, as necessary, waive management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the class’ expense limitation. In no case will the manager recapture any amount that would result, on any particular business day of the relevant fund, in the class’ total annual fund operating expenses exceeding such expense limitation or any other lower limit then in effect.

Distributor

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 International Drive, Baltimore, Maryland 21202, serves as the sole and exclusive distributor of each fund pursuant to a written agreement (as amended, the “Distribution Agreement”).

Under the Distribution Agreement, the distributor is appointed as principal underwriter and distributor in connection with the offering and sale of shares of each fund. The distributor offers the shares on an agency or “best efforts” basis under which a fund issues only the number of shares actually sold. Shares of each fund are continuously offered by the distributor.

The Distribution Agreement is renewable from year to year with respect to a fund if approved (a) by the Board or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.

The Distribution Agreement is terminable with respect to any fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund, or by the distributor, on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Distribution Agreement will automatically and immediately terminate in the event of its assignment.

LMIS may be deemed to be an underwriter for purposes of the 1933 Act. Dealer reallowances are described in each fund’s Prospectus.

LMPFA, LMIS, their affiliates and their personnel have interests in promoting sales of the Legg Mason Funds, including remuneration, fees and profitability relating to services to and sales of the funds. Associated persons of LMPFA, LMIS or their affiliates (including wholesalers registered with LMIS) may receive additional compensation related to the sale of individual Legg Mason Funds or categories of Legg Mason Funds. LMPFA, the subadvisers, and their advisory or other personnel may also benefit from increased amounts of assets under management.

Service Agents through which investors may purchase shares of a fund, also may benefit from the sales of shares of the Legg Mason Funds. For example, in connection with such sales, Service Agents may receive compensation from a fund (with respect to the fund as a whole or a particular class of shares) and/or from LMPFA, LMIS, and/or their affiliates, as further described below. The structure of these compensation arrangements, as well as the amounts paid under such arrangements, vary and may change from time to time. In addition, new compensation arrangements may be negotiated at any time. The compensation arrangements described in this section are not mutually exclusive, and a single Service Agent may receive multiple types of compensation.

LMIS has agreements in place with Service Agents defining how much each firm will be paid for the sale of a particular mutual fund from sales charges, if any, paid by fund shareholders and from Rule 12b-1 Plan fees paid to LMIS by a fund. These Service Agents then pay their employees or associated persons who sell fund shares from the sales charges and/or fees they receive. The Service Agent, and/or its employees or associated persons may receive a payment when a sale is made and will, in most cases, continue to receive ongoing payments while you are invested in a fund. In other cases, LMIS may retain all or a portion of such fees and sales charges.

In addition, LMIS, LMPFA and/or certain of their affiliates may make additional payments (which are often referred to as “revenue sharing” payments) to the Service Agents from their past profits and other available sources, including profits from their relationships with a fund. Revenue sharing payments are a form of compensation paid to a Service Agent in addition to the sales charges paid by fund shareholders or Rule 12b-1 Plan fees paid by a fund. LMPFA, LMIS and/or certain of its affiliates may revise the terms of any existing revenue sharing arrangement, and may enter into additional revenue sharing arrangements with other financial services firms.

Revenue sharing arrangements are intended, among other things, to foster the sale of fund shares and/or to compensate financial services firms for assisting in marketing or promotional activities in connection with the sale of fund shares. In exchange for revenue sharing payments, LMPFA and LMIS generally expect to receive the opportunity for a fund to be sold through the Service Agents’ sales forces or to have access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. To the extent that Service Agents receiving revenue sharing payments sell more shares of a fund, LMPFA and LMIS and/or their affiliates benefit from the increase in fund assets as a result of the fees they receive from a fund. LMIS, LMPFA or their affiliates consider revenue sharing arrangements based on a variety of factors and services to be provided.

Revenue sharing payments are usually calculated based on a percentage of fund sales and/or fund assets attributable to a particular Service Agent. Payments may also be based on other criteria or factors such as, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. In addition, LMIS, LMPFA and/or certain of their affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of a fund on a Service Agent’s systems, participation or attendance at a Service Agent’s meetings, or for other reasons. In addition, LMIS, LMPFA and/or certain of their affiliates may pay certain education and training costs of Service Agents (including, in some cases, travel expenses) to train and educate the personnel of the Service Agents. It is likely that Service Agents that execute portfolio transactions for a fund will include those firms with which LMPFA, LMIS and/or certain of their affiliates have entered into revenue sharing arrangements.

A fund generally pays the transfer agent for certain recordkeeping and administrative services. In addition, a fund may pay Service Agents for certain recordkeeping, administrative, sub-accounting and networking services. These services include maintenance of shareholder accounts by the firms, such as recordkeeping and other activities that otherwise would be performed by a fund’s transfer agent. Administrative fees may be paid to a firm that undertakes, for example, shareholder communications on behalf of a fund. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation (“NSCC”). These payments are generally based on either (1) a percentage of the average daily net assets of fund shareholders serviced by a Service Agent or (2) a fixed dollar amount for each account serviced by a Service Agent. LMIS, LMPFA and/or their affiliates may make all or a portion of these payments.

In addition, each fund reimburses LMIS for NSCC fees that are invoiced to LMIS as the party to the agreement with NSCC for the administrative services provided by NSCC to the fund and its shareholders. These services include transaction processing and settlement through Fund/SERV, electronic networking services to support the transmission of shareholder purchase and redemption orders to and from Service Agents, and related recordkeeping provided by NSCC to the fund and its shareholders.

If your fund shares are purchased through a retirement plan, LMIS, LMPFA or certain of their affiliates may also make similar payments to those described in this section to the plan’s recordkeeper or an affiliate.

Revenue sharing payments, as well as the other types of compensation arrangements described in this section, may provide an incentive for Service Agents and their employees or associated persons to recommend or sell shares of a fund to customers and in doing so may create conflicts of interest between the firms’ financial interests and the interests of their customers. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities.

As of December 31, 2017, LMIS, LMPFA or their affiliates made revenue sharing payments to the financial intermediaries listed below (or their affiliates or successors). It is possible that each financial intermediaries listed is not receiving payments with respect to each fund in the Legg Mason fund complex. This list of financial intermediaries will change over time, and any additions, modifications or deletions thereto that have occurred since December 31, 2017 are not reflected.

Acadia Life Limited

Advisor Group Inc.

Allianz Life Insurance Company of New York

Allianz Life Insurance Company of North America

Allstate Life Insurance Company

Allstate Life Insurance Company of New York

Ameriprise Financial Services, Inc.

Aspire Financial Services, LLC

AXA Equitable Life Insurance Company

Brighthouse Financial

Citigroup Global Markets Inc.

Commonwealth Financial Network

Delaware Life Insurance Company

E*Trade Securities, Inc.

Genworth Life and Annuity Insurance Company

Genworth Life Insurance Company of New York

Goldman Sachs & Co.

Great-West Life & Annuity Insurance Company

The Guardian Insurance & Annuity Company, Inc.

H.D. Vest Investment Securities, Inc.

Hantz Financial Services, Inc.

Janney Montgomery Scott LLC

Jefferson National Life Insurance Company

Jefferson National Life Insurance Company of New York

JP Morgan Chase

Lincoln Benefit Life Company

Lincoln Financial

LPL Financial LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

MetLife Insurance Company USA

Midland National Insurance Company

Minnesota Life Insurance Company

Morgan Stanley Smith Barney LLC

National Security Life and Annuity Company

Nationwide Financial Services, Inc.

New York Life Insurance and Annuity Corporation

The Ohio National Life Assurance Corporation

The Ohio National Life Insurance Company

Oppenheimer & Co. Inc.

Pacific Life Insurance Company

Pacific Life & Annuity Company

PFS Investments, Inc.

PNC Investments LLC

Principal Life Insurance Company

Protective Life Insurance Company

Raymond James and Associates, Inc.

Raymond James Financial Services, Inc.

Security Benefit Life Insurance Company

UBS Financial Services, Inc.

U.S. Bancorp Investments, Inc.

Voya Financial

Wells Fargo & Co.

LMIS, LMPFA or their affiliates may also pay fees, from their own assets, to financial intermediaries for providing other distribution-related services as well as recordkeeping, administrative, subaccounting, and networking services (or portions thereof), and other shareholder or administrative services in connection with investments in the funds. These payments may be considered revenue sharing payments. The financial intermediaries receiving such payments may not be listed above.

You should assume that your Service Agent receives revenue sharing payments and/or other compensation described in this SAI. Please contact your Service Agent for details about any payments it (and its employees) may receive from a fund and/or from LMIS, LMPFA and/or their affiliates. You should review your Service Agent’s disclosure and/or talk to your Service Agent to obtain more information on how this compensation may have influenced your Service Agent’s recommendation of a fund.

Dealer Commissions and Concessions

From time to time, the funds’ distributor or the manager, at its expense, may provide compensation or promotional incentives (“concessions”) to dealers that sell or arrange for the sale of shares of the funds or a managed account strategy of which a fund is part. Such concessions provided by the funds’ distributor or the manager may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more funds, and/or other dealer-sponsored events. From time to time, the funds’ distributor or manager may make expense reimbursements for special training of a dealer’s registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”).

Services and Distribution Plan

The Trust, on behalf of each fund, has adopted a shareholder services and distribution plan (the “12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the 12b-1 Plan, a fund may pay monthly fees to LMIS at an annual rate not to exceed the percentage set forth below of the average daily net assets of each class indicated. Each fund will provide the Board with periodic reports of amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made.

Fund	Class	Fee (%)
Intermediate-Term Municipals Fund	A	0.15
	C	0.75
	FI	0.25

Fund	Class	Fee (%)
New Jersey Municipals Fund	A	0.15
	C	0.70
	FI	0.25

New York Municipals Fund	A	0.15
	C	0.70
	FI	0.25

Pennsylvania Municipals Fund	A	0.15
	C	0.70
	FI	0.25

Fees under the 12b-1 Plan may be used to make payments to the distributor, Service Agents and other parties in respect of the sale of shares of the funds, for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than existing shareholders. Each fund also may make payments to the distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of shares and/or shareholder services; provided, however, that the fees paid to a recipient with respect to a particular class that may be used to cover expenses primarily intended to result in the sale of shares of that class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under FINRA Conduct Rule 2341 or any successor rule, in each case as amended or interpreted by FINRA.

Since fees paid under the 12b-1 Plan are not tied directly to expenses incurred by the distributor (or others), the amount of the fees paid by a class of a fund during any year may be more or less than actual expenses incurred by the distributor (or others) pursuant to the 12b-1 Plan. This type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). Thus, even if the distributor’s expenses exceed the fees provided for by the 12b-1 Plan, a fund will not be obligated to pay more than those fees and, if expenses incurred by the distributor (or others) are less than the fees paid to the distributor and others, they will realize a profit.

The 12b-1 Plan recognizes that various service providers to a fund, such as its manager, may make payments for distribution, marketing or sales-related expenses out of their own resources of any kind, including profits or payments received from the funds for other purposes, such as management fees. The 12b-1 Plan provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of a fund, the payments are deemed to be authorized by the 12b-1 Plan.

Under its terms, the 12b-1 Plan continues in effect for successive annual periods, provided continuance is specifically approved at least annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements related to it (“Qualified Trustees”). The 12b-1 Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the 12b-1 Plan also must be approved by the Trustees, including the Qualified Trustees, in the manner described above. The 12b-1 Plan may be terminated with respect to a class of a fund at any time, without penalty, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting securities of the class (as defined in the 1940 Act).

The following service and distribution fees were incurred by the funds pursuant to the 12b-1 Plan in effect during the fiscal year ended March 31, 2018:

Fund/Class	Service and Distribution Fees Incurred ($)
Intermediate-Term Municipals Fund
Class A*	946,637
Class C*	4,439,235

*

Amounts shown are exclusive of expense reimbursements. For the fiscal year ended March 31, 2018, the service and/or distribution fees reimbursed amounted to $189 and $19 for Class A and Class C shares, respectively.

New Jersey Municipals Fund
Class A**	222,457
Class C	297,435

**	Amounts shown are exclusive of expense reimbursements. For the fiscal year ended March 31, 2018, the service and/or distribution fees reimbursed amounted to $13 for Class A shares.

New York Municipals Fund
Class A***	699,265
Class C***	567,045

***

Amounts shown are exclusive of expense reimbursements. For the fiscal year ended March 31, 2018, the service and/or distribution fees reimbursed amounted to $272 and $233 for Class A and Class C shares, respectively.

Pennsylvania Municipals Fund
Class A****	159,987
Class C	454,791

****	Amounts shown are exclusive of expense reimbursements. For the fiscal year ended March 31, 2018, the service and/or distribution fees reimbursed amounted to $33 for Class A shares.

No information is presented for Class FI shares of the funds because no Class FI shares were outstanding for any of the funds during the fiscal year ended March 31, 2018.

For the fiscal year ended March 31, 2018, LMIS incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses and compensation to Service Agents and third parties as expressed in the following table. The distributor may have made revenue sharing payments in addition to the expenses shown here.

Fund/Class	Third Party Fees ($)	Financial Consultant Compensation (Amortized) ($)	Marketing ($)	Printing ($)	Total Expenses ($)
Intermediate-Term Municipals Fund
Class A	946,637	0	417,412	1,215	1,365,264
Class C	4,439,235	0	366,310	662	4,806,207

New Jersey Municipals Fund
Class A	222,456	0	87,437	294	310,187
Class C	279,282	15,831	24,860	82	320,055

New York Municipals Fund
Class A	699,265	0	274,317	362	973,944
Class C	536,492	26,636	48,800	64	611,992

Fund/Class	Third Party Fees ($)	Financial Consultant Compensation (Amortized) ($)	Marketing ($)	Printing ($)	Total Expenses ($)
Pennsylvania Municipals Fund
Class A	159,986	0	77,871	724	238,581
Class C	432,098	20,032	38,818	412	491,360

No information is presented for Class FI shares of the funds because no Class FI shares were outstanding for any of the funds during the fiscal year ended March 31, 2018.

Sales Charges

The following expenses were incurred during the periods indicated:

Initial Sales Charges

The aggregate dollar amounts of initial sales charge received on Class A shares and the amounts retained by the distributor were as follows:

Class A Shares

For the fiscal year ended March 31:	Total Commissions ($)	Amounts Retained by Distributor ($)
Intermediate-Term Municipals Fund
2018	700,793	93,150
2017	951,440	99,720
2016	798,922	99,638

New Jersey Municipals Fund
2018	137,839	11,307
2017	258,517	22,501
2016	256,374	27,659

New York Municipals Fund
2018	356,762	20,297
2017	721,679	62,073
2016	816,166	63,134

Pennsylvania Municipals Fund
2018	157,894	14,824
2017	261,509	25,720
2016	139,283	17,416

Contingent Deferred Sales Charges

The aggregate dollar amounts of contingent deferred sales charges on Class A, Class B and Class C shares received and retained by the distributor were as follows:

Class A Shares

For the fiscal year ended March 31:	LMIS ($)
Intermediate-Term Municipals Fund
2018	22,036
2017	23,413
2016	29,074

For the fiscal year ended March 31:	LMIS ($)
New Jersey Municipals Fund
2018	573
2017	9,720
2016	7,624

New York Municipals Fund
2018	5,279
2017	30,748
2016	210

Pennsylvania Municipals Fund
2018	0
2017	0
2016	0

Class B Shares*

For the fiscal year ended March 31:	LMIS ($)
New York Municipals Fund
2018	0
2017	0
2016	576

*	On April 29, 2016, Class B shares of New York Municipals Fund were converted into Class A shares of the fund.

Class C Shares

For the fiscal year ended March 31:	LMIS ($)
Intermediate-Term Municipals Fund
2018	0
2017	604
2016	152

New Jersey Municipals Fund
2018	1,008
2017	1,1148
2016	2,650

New York Municipals Fund
2018	2,072
2017	7,514
2016	2,716

Pennsylvania Municipals Fund
2018	1,184
2017	3,167
2016	2,272

Custodian and Transfer Agent

The Bank of New York Mellon (“BNY Mellon”), 225 Liberty Street, New York, New York 10286, serves as the custodian of the funds. BNY Mellon, among other things, maintains a custody account or accounts in the name of the funds, receives and delivers all assets for the funds upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the funds and makes disbursements on behalf of the funds. BNY Mellon neither determines the funds’ investment policies nor decides which securities the funds will buy or sell. For its services, BNY Mellon receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The funds may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. BNY Mellon may also act as the funds’ securities lending agent and in that case would receive a share of the income generated by such activities.

BNY Mellon Investment Servicing (US) Inc. (“BNY” or the “transfer agent”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the funds’ transfer agent. Under the transfer agency agreement with BNY, BNY maintains the shareholder account records for each fund, handles certain communications between shareholders and each fund and distributes dividends and distributions payable by the funds. For these services, BNY receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month and is reimbursed for out-of-pocket expenses.

Counsel

Morgan, Lewis & Bockius LLP, located at One Federal Street, Boston, Massachusetts 02110, serves as counsel to the funds.

Sullivan & Worcester LLP, located at 1666 K Street, N.W., Washington, D.C. 20006, serves as counsel to the Independent Trustees.

Independent Registered Public Accounting Firm

KPMG LLP, located at 345 Park Avenue, New York, New York 10154, were the independent registered public accountants for the funds for the fiscal year ended March 31, 2017.

PricewaterhouseCoopers LLP, located at 100 East Pratt Street, Suite 2600, Baltimore, MD 21202, are the independent registered public accountants for the funds for the fiscal year ended March 31, 2018 and have been selected to audit and report upon the funds’ financial statements and financial highlights.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the funds, the manager, the subadviser and the distributor each has adopted a code of ethics that permits its personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of clients. All personal securities transactions by employees must adhere to the requirements of the codes of ethics and must be conducted in such a manner as to avoid any actual or potential conflict, of interest, the appearance of such a conflict or the abuse of an employee’s position of trust and responsibility.

Copies of the codes of ethics applicable to personnel of the funds, the manager, the subadviser, and the distributor and to the Independent Trustees of the Trust are on file with the SEC.

Proxy Voting Policies and Procedures

Although individual Trustees may not agree with particular policies or votes by the manager or subadviser, the Board has delegated proxy voting discretion to the manager and/or the subadviser, believing that the manager and/or the subadviser should be responsible for voting because it is a matter relating to the investment decision making process.

The manager delegates the responsibility for voting proxies for each fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, the manager does not expect to have proxy-voting responsibility for the funds. Should the manager become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, the manager will utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of the manager (or its affiliates if such conflict is known to persons responsible for voting at the manager) and a fund, the board of directors of the manager will consider how to address the conflict and/or how to vote the proxies. The manager will maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that the manager votes proxies. The manager will be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to each fund as required for each fund to comply with applicable rules under the 1940 Act.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to a fund’s portfolio securities are voted and are attached as Appendix E to this SAI. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge: (1) by calling 1-877-721-1926, (2) on www.leggmason.com/mutualfunds (click on the name of the fund) and (3) on the SEC’s website at http://www.sec.gov.

PURCHASE OF SHARES

General

See a fund’s Prospectus for a discussion of which classes of shares of that fund are available for purchase and who is eligible to purchase shares of each class.

Investors may purchase shares from a Service Agent. However, Service Agents may not offer all classes of shares. In addition, certain investors may purchase shares directly from a fund. When purchasing shares of a fund, investors must specify the class of shares being purchased. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly with the transfer agent are not subject to a maintenance fee.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge, as described in each fund’s Prospectus. The sales charge is waived for shareholders purchasing Class A shares through accounts where LMIS is the broker-dealer of record (“LMIS Accounts”). Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the initial sales charge. For more information, see the Appendix to each fund’s Prospectus titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”

The distributor and Service Agents may receive a portion of the sales charge as described in each fund’s Prospectus and may be deemed to be underwriters of the fund as defined in the 1933 Act. Sales charges are calculated based on the aggregate of purchases of Class A shares of the fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions for Class A shares” below.

Purchases of Class A shares of $1,000,000 ($500,000 for Intermediate-Term Municipals Fund) or more will be made at net asset value without any initial sales charge, but will be subject to a contingent deferred sales charge of 1.00% (0.50% for Intermediate-Term Municipals Fund) on redemptions made within 18 months of purchase (except for purchases made through LMIS Accounts). For additional information regarding waivers of contingent deferred sales charges, see “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

Class C Shares. Class C shares are sold at net asset value without an initial sales charge but are subject to a contingent deferred sales charge payable upon certain redemptions (except that no contingent deferred sales charge is payable with respect to Class C shares of Intermediate-Term Municipals Fund). See “Contingent Deferred Sales Charge Provisions.” Class C shares are not available for purchase through LMIS Accounts.

Class FI, Class I and Class IS Shares. Class FI, Class I and Class IS shares are sold at net asset value with no initial sales charge and no contingent deferred sales charge upon redemption.

The following persons are eligible to purchase Class I shares directly from each fund: (i) current employees of the fund’s manager and its affiliates; (ii) former employees of the fund’s manager and its affiliates with existing accounts; (iii) current and former board members of investment companies managed by affiliates of Legg Mason; (iv) current and former board members of Legg Mason; and (v) the immediate families of such persons. Immediate families are such person’s spouse (and, in the case of a deceased board member, the surviving spouse) and parents, grandparents, children, and grandchildren (including step-relationships). For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I shares through a systematic investment plan.

Under certain circumstances, an investor who purchases fund shares pursuant to a fee-based advisory account program of an eligible Service Agent as authorized by LMIS may be afforded an opportunity to make a conversion between one or more share classes owned by the investor in the same fund to Class I shares of that fund. Such a conversion in these particular circumstances does not cause the investor to realize taxable gain or loss.

For additional information regarding applicable investment minimums and eligibility requirements for purchases of fund shares, please see each fund’s Prospectus.

Systematic Investment Plan

Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, shareholders may arrange for automatic monthly investments in certain share classes of $50 or more by authorizing the distributor or the transfer agent to charge the shareholder’s account held with a bank or other financial institution, as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. Shareholders have the option of selecting the frequency of the investment (on a monthly, quarterly, every alternate month, semi-annual or annual basis) as long as the investment equals a minimum of $50 per month. Shareholders may terminate participation in the Systematic Investment Plan at any time without charge or penalty. Additional information is available from each fund or a Service Agent.

Sales Charge Waivers and Reductions for Class A Shares

Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without an initial sales charge in the following circumstances:

(a) sales to (i) current and retired Board Members, (ii) current employees of Legg Mason and its subsidiaries, (iii) the “immediate families” of such persons (“immediate families” are such person’s spouse (including the surviving spouse of a deceased Board Member), parents, grandparents, children, and grandchildren (including step-relationships) and (iv) a pension, profit-sharing or other benefit plan for the benefit of such persons;

(b) sales to employees of certain Service Agents having dealer, service or other selling agreements with a fund’s distributor or otherwise having an arrangement with any such Service Agent with respect to sales of fund shares, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

(c) offers of Class A shares to any other investment company to effect the combination of such company with a fund by merger, acquisition of assets or otherwise;

(d) purchases by shareholders who have redeemed Class A shares in a fund (or Class A shares of another fund sold by the distributor that is offered with a sales charge) and who wish to reinvest their redemption proceeds in a fund, provided the reinvestment is made within 60 calendar days of the redemption;

(e) purchases by certain separate accounts used to fund unregistered variable annuity contracts;

(f) purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by broker/dealers and other financial institutions that have entered into agreements with LMIS;

(g) purchases by direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name;

(h) sales through Service Agents who have entered into an agreement with LMIS to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers;

(i) purchases of Class A shares by shareholders investing through LMIS Accounts;

(j) investors investing through certain retirement plans; and

(k) investors who rollover fund shares from a qualified retirement plan into an individual retirement account administered on the same retirement plan platform.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the initial sales charge.

All existing retirement plan shareholders who purchased Class A shares at net asset value prior to November 20, 2006, are permitted to purchase additional Class A shares at net asset value. Certain existing programs for current and prospective retirement plan investors sponsored by Service Agents approved by LMIS prior to November 20, 2006 will also remain eligible to purchase Class A shares at net asset value.

There are several ways you can combine multiple purchases of Class A shares of funds sold by the distributor to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

Accumulation Privilege—allows you to combine the current value of shares of a fund with other shares of funds sold by the distributor that are owned by:

•	you or

•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Shares of money market funds sold by the distributor that were not acquired by exchange from other funds offered with a sales charge may not be combined. Please contact your Service Agent or the fund for additional information.

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent—helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of five Asset Level Goal amounts (or, in the case of Intermediate-Term Municipals Fund, the first three Asset Level Goal amounts), as follows:

(1) $100,000	(4) $750,000
(2) $250,000	(5) $1,000,000
(3) $500,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the funds sold by the distributor.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter of Intent will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter of Intent, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter of Intent.

Eligible Fund Purchases. Generally, any shares of a fund sold by the distributor may be credited towards your Asset Level Goal. Shares of certain money market funds acquired by exchange from other funds offered with a sales charge and sold by the distributor may be credited toward your Asset Level Goal.

Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your Asset Level Goal.

Eligible Prior Purchases. You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Increasing the Amount of the Letter of Intent. You may at any time increase your Asset Level Goal. You must, however, contact your Service Agent, or if you purchase your shares directly through the transfer agent, contact the transfer agent, prior to making any purchases in an amount in excess of your current Asset Level

Goal. Upon such an increase, you will be credited by way of additional shares at the then-current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter of Intent and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares, as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Asset Level Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter of Intent. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with a fund’s Prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of the Letter of Intent. You may cancel a Letter of Intent by notifying your Service Agent in writing, or if you purchase your shares directly through the transfer agent, by notifying the transfer agent in writing. The Letter of Intent will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date your Letter of Intent (or the date of any increase in the amount of the Letter of Intent) is accepted, will be held in escrow during the term of your Letter of Intent. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter of Intent are met.

Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal, whether because you made insufficient Eligible Fund Purchases, redeemed all of your holdings or cancelled the Letter of Intent before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and (b) the sales charge that would have applied if you had not entered into the Letter of Intent. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent, or if you purchase your shares directly through the transfer agent, the transfer agent, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Contingent Deferred Sales Charge Provisions

“Contingent deferred sales charge shares” are: (a) Class C shares (other than Class C shares of Intermediate-Term Municipals Fund); and (b) Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable contingent deferred sales charge will be assessed on the net asset value at the time of purchase or redemption, whichever is less.

Class A shares (other than Class A shares of Intermediate-Term Municipals Fund) that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 18 months of purchase. Class C shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase. Class A shares of Intermediate-Term Municipals Fund that are contingent deferred sales charge shares are subject to a 0.50% contingent deferred sales charge if redeemed within 18 months of purchase.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other funds sold by the distributor. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The distributor receives contingent deferred sales charges in partial consideration for its expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) systematic withdrawals in amounts equal to or less than 2.00% of the shareholder’s account balance at the time the withdrawals commence, up to a maximum of 12.00% in one year (see “Systematic Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (d) mandatory post-retirement distributions from retirement plans or individual retirement accounts (“IRAs”) commencing on or after attainment of age 70 1/2 (except that shareholders of certain retirement plans or IRA accounts established prior to May 23, 2005, will be eligible to obtain a waiver of the contingent deferred sales charge on all funds held in those accounts at age 59  1/2 and may be required to demonstrate such eligibility at the time of redemption); (e) involuntary redemptions; (f) redemptions of shares to effect a combination of a fund with any investment company by merger, acquisition of assets or otherwise; (g) tax-free returns of an excess contribution to any retirement plan; (h) certain redemptions of shares of a fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the distributor or the manager; and (i) Class A shares held through LMIS Accounts.

The contingent deferred sales charge is waived on Class C shares purchased by retirement plan omnibus accounts held on the books of a fund.

A shareholder who has redeemed shares from other funds distributed by LMIS may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days in a fund distributed by LMIS and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

To have a contingent deferred sales charge waived, you or your Service Agent must let a fund know at the time you redeem shares that you qualify for such a waiver. Contingent deferred sales charge waivers will be granted subject to confirmation by LMIS or a fund transfer agent of the shareholder’s status or holdings, as the case may be.

For additional information regarding applicable investment minimums and eligibility requirements for purchases of fund shares, please see each fund’s prospectus.

Determination of Public Offering Price

Each fund offers its shares to the public on a continuous basis. The public offering price for each class of shares of a fund, as applicable, is equal to the net asset value per share at the time of purchase, plus for Class A shares, an initial sales charge based on the aggregate amount of the investment. A contingent deferred sales charge, however, is imposed on certain redemptions of Class A and Class C shares.

Set forth below is an example of the method of computing the offering price of the Class A shares of each fund, based on the net asset value of a share of each fund as of March 31, 2018:

Intermediate-Term Municipals Fund

Class A (based on a net asset value of $6.31 and a maximum initial sales charge of 2.25%)	$6.46

New Jersey Municipals Fund

Class A (based on a net asset value of $12.12 and a maximum initial sales charge of 4.25%)	$12.66

New York Municipals Fund

Class A (based on a net asset value of $12.91 and a maximum initial sales charge of 4.25%)	$13.48

Pennsylvania Municipals Fund

Class A (based on a net asset value of $12.63 and a maximum initial sales charge of 4.25%)	$13.19

REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the New York Stock Exchange (“NYSE”) is closed (other than for customary weekend and holiday closings), (b) when trading in the markets a fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s investments or determination of net asset value is not reasonably practicable, or (c) for any other periods as the SEC by order may permit for protection of a fund’s shareholders.

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and should be disclosed to its customers by each Service Agent.

Additional Information Regarding Telephone Redemption and Exchange Program. Each fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven days’ prior notice to shareholders.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan is available to those shareholders who own shares directly with the funds, excluding those shares held in Coverdell education savings accounts (“Coverdell ESAs”). You should contact your Service Agent to determine if it offers a similar service.

Class A and Class C Shareholders. Class A and Class C shareholders having an account with a balance of $5,000 or more may elect to make withdrawals of a minimum of $50 on a monthly basis. There are two ways to receive payment of proceeds of redemptions made through the Systematic Withdrawal Plan: (1) Check mailed by a fund’s transfer agent—fund shares will be redeemed on the 25th of each month or the next business day and a check for the proceeds will be mailed within three business days; or (2) ACH to checking or savings account— redemptions of fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. You may change the monthly amount to be paid to you without charge by notifying a fund. You may terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by contacting a fund. Each fund, its transfer agent, and LMIS reserve the right to modify or terminate the Systematic Withdrawal Plan at any time. See “Waivers of Contingent Deferred Sales Charge,” above, for information about application of the contingent deferred sales charge to withdrawals under the Systematic Withdrawal Plan.

Class FI, Class I and Class IS Shareholders. Certain shareholders of a fund’s Class FI, Class I and Class IS shares with an initial net asset value of $1,000,000 or more, or certain other shareholders authorized by LMIS, may be eligible to participate in the Legg Mason Institutional Funds Systematic Withdrawal Plan. Receipt of payment of proceeds of redemptions made through the Systematic Withdrawal Plan will be wired through ACH to your checking or savings account—redemptions of fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. Requests to change or discontinue the Systematic Withdrawal Plan may be made at the funds’ website, www.leggmason.com/mutualfunds, by calling the fund at 1-877-721-1926, or by writing to the fund or a Service Agent. You may change the monthly amount to be paid to you or terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by notifying a fund or a Service Agent. A fund, its transfer agent, and the distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

In General. The amounts paid to you each month are obtained by redeeming sufficient shares from your account to provide the withdrawal amount that you have specified.

Redemptions will be made at the net asset value per share, determined as of the scheduled close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on the day corresponding to the redemption option designated by the investor, less any applicable contingent deferred sales charge. If the NYSE is not open for business on that day, the shares will be redeemed at the per share net asset value determined as of the scheduled close of regular trading on the NYSE on the next day the NYSE is open, less any applicable contingent deferred sales charge.

Withdrawal payments are treated as a sale of shares rather than as a dividend or other distribution. A payment is taxable to the extent that the total amount of the payment exceeds the tax basis in the shares deemed sold. Other taxes or tax-related consequences may apply, and you should consult your tax advisor before establishing a Systematic Withdrawal Plan. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of your original investment may be correspondingly reduced.

Ordinarily, you should not purchase additional shares of a fund in which you have an account if you maintain a Systematic Withdrawal Plan because there are tax disadvantages associated with such purchases and withdrawals.

Distributions in Kind

If the Board determines that it would be detrimental to the best interests of the remaining shareholders of a fund to make a redemption payment wholly in cash, a fund may pay, in accordance with SEC rules, any portion of a redemption by a distribution in kind of fund securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Share price” in the applicable fund’s Prospectus. Securities issued as a distribution in kind may incur transaction costs when shareholders subsequently sell those securities, and the market price of those securities will be subject to fluctuation until they are sold.

EXCHANGE PRIVILEGE

The exchange privilege enables shareholders to acquire shares of the same class in another fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Each fund’s Prospectus describes the requirements for exchanging shares of the fund.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value, and the proceeds, net of any applicable sales charge, are immediately invested in shares of the fund being acquired at that fund’s then-current net asset value. Each fund reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Additional Information Regarding the Exchange Privilege

The funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund and its shareholders. See “Frequent trading of fund shares” in each fund’s Prospectus.

During times of drastic economic or market conditions, each fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

The exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through a Service Agent, their Service Agent, to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange. Other taxes or tax-related consequences may apply, and you should consult your tax adviser before requesting an exchange.

VALUATION OF SHARES

The net asset value per share of each class is calculated on each day, Monday through Friday, except days on which the NYSE is closed. As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because of the differences in distribution fees and class-specific expenses, the per share net asset value of each class may differ. Please see each fund’s Prospectus for a description of the procedures used by the fund in valuing its assets.

PORTFOLIO TRANSACTIONS

Subject to such policies as may be established by the Board from time to time, the subadviser is primarily responsible for each fund’s portfolio decisions and the placing of each fund’s portfolio transactions with respect to assets allocated to the subadviser.

Pursuant to the Subadvisory Agreements, a subadviser is authorized to place orders pursuant to its investment determinations for a fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to a fund and/or the other accounts over which a subadviser or its affiliates exercise investment discretion. The subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the subadviser and its affiliates have with respect to accounts over which they exercise investment discretion.

The subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the subadviser in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases a fund’s costs, the subadviser does not believe that the receipt of such brokerage and research services significantly reduces its expenses as a subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to a subadviser by brokers who effect securities transactions for a fund may be used by the subadviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the subadviser by brokers who effect securities transactions for other investment companies and accounts which the subadviser manages may be used by the subadviser in servicing a fund. Not all of these research services are used by the subadviser in managing any particular account, including the funds.

Debt securities purchased and sold by a fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agent. A fund will pay a spread or commission in connection with such transactions.

In certain instances there may be securities that are suitable as an investment for a fund as well as for one or more of a subadviser’s other clients. Investment decisions for a fund and for a subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security.

Under the subadviser’s procedures, investment professionals and their trading desks may seek to aggregate (or “bunch”) orders that are placed or received concurrently for more than one fund or account managed by the subadviser. In some cases, this policy may adversely affect the price paid or received by a fund or an account, or the size of the position obtained or liquidated. In other cases, however, the ability of the fund or account to participate in volume transactions will produce better executions for the fund or account. Certain brokers or dealers may be selected because of their ability to handle special executions such as those involving large block trades or broad distributions. Generally, when trades are aggregated, each fund or account within the block will receive the same price and commission. However, random allocations of aggregate transactions may be made to minimize custodial transaction costs. In addition, at the close of the trading day, when reasonable and practicable, the securities of partially filled orders will generally be allocated to each participating fund and account in the proportion that each order bears to the total of all orders (subject to rounding to “round lot” amounts).

For the fiscal year ended March 31, 2018, the funds did not direct any amounts to brokerage transactions related to research services and did not pay any brokerage commissions related to research services.

Aggregate Brokerage Commissions Paid

For the fiscal years ended March 31, 2018, March 31, 2017 and March 31, 2016, the funds paid aggregate brokerage commissions for portfolio transactions (including commissions on derivatives transactions) as set out below:

Fund	Aggregate Brokerage Commissions Paid ($)
Intermediate-Term Municipals Fund
2018	8,022
2017	12,100
2016	5,977

New Jersey Municipals Fund
2018	773
2017	1,190
2016	637

New York Municipals Fund
2018	2,171
2017	3,344
2016	1,706

Pennsylvania Municipals Fund
2018	626
2017	959
2016	527

LMIS is an underwriter of the funds under the 1940 Act. For the fiscal years ended March 31, 2018, March 31, 2017 and March 31, 2016, no fund paid any brokerage commissions to LMIS or its affiliates.

During the fiscal year ended March 31, 2018, no fund held securities issued by the fund’s regular broker/ dealers.

DISCLOSURE OF PORTFOLIO HOLDINGS

Each fund’s Board has adopted policies and procedures (the “policy”) developed by the manager with respect to the disclosure of a fund’s portfolio securities and any ongoing arrangements to make available information about the fund’s portfolio securities. The manager believes the policy is in the best interests of each fund and its shareholders and that it strikes an appropriate balance between the desire of investors for information about fund portfolio holdings and the need to protect funds from potentially harmful disclosures.

General Rules/Website Disclosure

The policy provides that information regarding a fund’s portfolio holdings may be shared at any time with employees of the manager, a fund’s subadviser and other affiliated parties involved in the management, administration or operations of the fund (referred to as fund-affiliated personnel). With respect to non-money market funds, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel (i) upon the filing of portfolio holdings reports in accordance with SEC rules, provided that such filings are not made until 15 calendar days following the end of the period covered by the applicable holdings report or (ii) no sooner than 15 days after month end, provided that such information has been made available through public disclosure at least one day previously. Typically, public disclosure is achieved by required filings with the SEC and/or posting the information to Legg Mason’s or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

Each fund currently discloses its complete portfolio holdings 14 calendar days after quarter-end on Legg Mason’s website: www.leggmason.com/mutualfunds (click on the name of the fund).

Ongoing Arrangements

Under the policy, a fund may release portfolio holdings information on a regular basis to a custodian, sub-custodian, fund accounting agent, proxy voting provider, rating agency or other vendor or service provider for a legitimate business purpose, where the party receiving the information is under a duty of confidentiality, including a duty to prohibit the sharing of non-public information with unauthorized sources and trading upon non-public information. A fund may enter into other ongoing arrangements for the release of portfolio holdings information, but only if such arrangements serve a legitimate business purpose and are with a party who is subject to a confidentiality agreement and restrictions on trading upon non-public information. None of the funds, Legg Mason or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by the fund’s board.

Set forth below is a list, as of May 18, 2018, of those parties with whom the manager, on behalf of each fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the maximum frequency of the release under such arrangements, and the minimum length of the lag, if any, between the date of the information and the date on which the information is disclosed. The ongoing arrangements may vary for each party, and it is possible that not every party will receive information for each fund. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination
1919 Investment Counsel, LLC	Daily	None
Barclays Bank PLC	Daily	None
Best Alternative Outsourcing Services, LLP	Daily	None
Bloomberg AIM	Daily	None
Bloomberg L.P.	Daily	None
Bloomberg Portfolio Analysis	Daily	None
Brown Brothers Harriman	Daily	None
Charles River	Daily	None
Citco	Daily	None
Emerging Portfolio Fund Research, Inc. (EPFR), an Informa Company	Monthly	None
Enfusion Systems	Daily	None
ENSO LP	Daily	None
eVestment Alliance	Quarterly	8-10 Days
EZE Order Management System	Daily	None
FactSet	Daily	None
HSBC Global Asset Management (USA) Inc.	Daily	None

Recipient	Frequency	Delay Before Dissemination
Institutional Shareholder Services	Daily	None
ITG	Daily	None
Kailash Concepts	Monthly	None
Middle Office Solutions, LLC	Daily	None
Morgan Stanley Capital Inc.	Daily	None
Morningstar	Daily	None
NaviSite, Inc.	Daily	None
StarCompliance	Daily	None
State Street Bank and Trust Company	Daily	None
SunGard/Protegent (formerly Dataware)	Daily	None
The Bank of New York Mellon	Daily	None
The Northern Trust Company	Daily	None
The Northern Trust Melbourne	Daily	None
Thomson	Semi-annually	None
Thomson Reuters	Daily	None
VPD Financial Software Consulting	Daily	None

Portfolio holdings information for a fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Broadridge	Daily	None
Deutsche Bank	Monthly	6-8 Business Days
DST International plc (DSTi)	Daily	None
Electra Information Systems	Daily	None
Fidelity	Quarterly	5 Business Days
Fitch	Monthly	6-8 Business Days
Frank Russell	Monthly	1 Day
Glass Lewis & Co.	Daily	None
Informa Investment Solutions	Quarterly	8-10 Days
Interactive Data Corp	Daily	None
Liberty Hampshire	Weekly and Month End	None
RBC Investor and Treasury Services	Daily	None
S&P (Rating Agency)	Weekly Tuesday Night	1 Business Day
SunTrust	Weekly and Month End	None

Excluded from the lists of ongoing arrangements set forth above are ongoing arrangements where either (i) the disclosure of portfolio holdings information occurs concurrently with or after the time at which the portfolio holdings information is included in a public filing with the SEC that is required to include the information, or (ii) a fund’s portfolio holdings information is made available no earlier than the day next following the day on which the fund makes the information available on its website, as disclosed in the fund’s Prospectus. The approval of the funds’ Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions from the policy.

Release of Limited Portfolio Holdings Information

In addition to the ongoing arrangements described above, a fund’s complete or partial list of holdings (including size of positions) may be released to another party on a one-time basis, provided the party receiving the information has executed a non-disclosure and confidentiality agreement and provided that the specific release of information has been approved by the fund’s Chief Compliance Officer or designee as consistent with the policy. By way of illustration and not of limitation, release of non-public information about a fund’s portfolio holdings may be made (i) to a proposed or potential adviser or subadviser or other investment manager asked to provide investment management services to the fund, or (ii) to a third party in connection with a program or similar trade.

In addition, the policy permits the release to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel of limited portfolio holdings information in other circumstances, including:

1.	A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.	A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.	A list of securities (that may include fund holdings together with other securities) followed by an investment professional (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.	A fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g., analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.	A small number of a fund’s portfolio holdings (including information that the fund no longer holds a particular holding) may be released, but only if the release of the information could not reasonably be seen to interfere with current or future purchase or sales activities of the fund and is not contrary to law.

7.	A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Exceptions to the Policy

A fund’s Chief Compliance Officer, or designee, may, as is deemed appropriate, approve exceptions from the policy. Exceptions are granted only after a thorough examination and consultation with the manager’s legal department, as necessary. Exceptions from the policy are reported annually to each fund’s board.

Limitations of Policy

The funds’ portfolio holdings policy is designed to prevent sharing of portfolio information with third parties that have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, the manager or the subadviser may manage accounts other than a fund that have investment objectives and strategies similar to those of the fund. Because these accounts, including a fund, may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account managed by the manager or the subadviser may be able to infer the portfolio holdings of the fund from the portfolio holdings in that investor’s account.

TAXES

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the funds and their shareholders. This discussion is very general and, except where noted, does not address investors subject to special rules, such as investors who hold shares in a fund through an IRA, 401(k) or other tax-advantaged account. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in a fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Funds and Their Investments

Each fund will be treated as a separate taxpayer for U.S. federal income tax purposes. Each fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Code. To so qualify, a fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”

A fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in that fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, a fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, its taxable income other than its net capital gain, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. A fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.

If, for any taxable year, a fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the applicable fund’s distributions, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the fund’s current and accumulated earnings and profits. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, if a fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, a fund may cure a failure to qualify as a regulated investment company, but in order to do so the fund may incur significant fund-level taxes and may be forced to dispose of certain assets. If a fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

The Code imposes a 4% nondeductible excise tax on a fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income that is retained by a fund and subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The funds anticipate that they will pay such dividends and will make such distributions as are necessary to avoid the application of this excise tax.

A fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require each fund to “mark to market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause each fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax at the fund level, a fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Each fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

A fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” or part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

In general, gain or loss on a short sale is recognized when a fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the fund’s hands. Except with respect to certain situations where the property used by a fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a fund for more than one year. In general, a fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, a fund may make or receive periodic net payments. A fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year).
A fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to partnerships or trusts in which the fund invests or to certain “appreciated financial positions” or (2) tax rules applicable to debt obligations acquired with “original issue discount,” including zero coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if the fund elects or is otherwise required to accrue such market discount currently. In order to distribute this income and avoid a tax on the fund, a fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. A fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.

Capital Losses. As of March 31, 2018, Intermediate-Term Municipals Fund, New Jersey Municipals Fund, New York Municipals Fund and Pennsylvania Municipals Fund had capital losses of $70,418,481, $10,664,698, $28,846,452, and $8,399,229, respectively, that are not subject to expiration and may be carried forward to offset future taxable capital gains. These capital losses have been deferred as either short-term or long-term losses and will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred. These capital losses that are not subject to expiration must be utilized by the applicable fund before any of the fund’s capital loss carryforwards that are subject to expiration may be utilized.

As of March 31, 2018, Intermediate-Term Municipals Fund, New Jersey Municipals Fund, New York Municipals Fund and Pennsylvania Municipals Fund had unused capital loss carryforwards that are subject to expiration of $46,830,604, $2,156,556, $3,759,820, and $1,139,822, respectively. These amounts will be available to offset any future taxable capital gains of the applicable fund, after the utilization of any of the fund’s capital losses that are not subject to expiration. This ordering rule may cause a fund’s capital loss carryforwards that are subject to expiration to be more likely to expire unutilized. These carryforwards expire as follows:

Fund	Year of Expiration	Amount of Capital Loss Carryforward that Expires ($)
Intermediate-Term Municipals Fund	March 31, 2019	46,830,604

New Jersey Municipals Fund	March 31, 2019	2,156,556

New York Municipals Fund	March 31, 2019	3,759,820

Pennsylvania Municipals Fund	March 31, 2019	1,139,822

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by a fund are generally treated under the Code as received by shareholders of that fund at the time the dividend or distribution is made. However, if any dividend or distribution is declared by a fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

Each fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryforwards). However, if a fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryforwards), it will be subject to a corporate tax on the amount retained. In that event, that fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the income tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the applicable fund upon timely filing appropriate returns or claims for refund with the Internal Revenue Service (the “IRS”).

Exempt-interest dividends paid by a fund are exempt from regular federal income taxes. Other distributions from a fund’s net investment income and net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that a fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the fund.

Dividends and distributions from a fund other than exempt-interest dividends will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends (excluding exempt-interest dividends) and capital gain distributions, and certain gains from the disposition of fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

The funds do not anticipate that any of their dividends paid will qualify for the dividends-received deduction for corporate shareholders. The funds also do not expect any distributions to be treated as “qualified dividend income,” which is taxable to non-corporate shareholders at reduced rates.

Distributions in excess of a fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s basis in his or her shares of the fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the fund as capital assets). Each shareholder who receives distributions in the form of additional shares will be treated for U.S. federal income tax purposes as if receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. The shareholder’s aggregate tax basis in shares of the applicable fund will be increased by such amount.

Investors considering buying shares just prior to a capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such distribution may nevertheless be taxable to them.

The funds intend to satisfy conditions that will enable them to pay “exempt-interest dividends” to their shareholders. Exempt-interest dividends are dividends attributable to interest income received from municipal obligations and are generally not subject to regular federal income taxes, although they may be considered taxable for certain state and local income tax purposes and may be subject to federal alternative minimum tax.

Repurchase agreements on municipal obligations generally give rise to taxable interest income, which will not be included in exempt-interest dividends when distributed by a fund.

Because each fund will distribute exempt-interest dividends, interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry shares is not deductible for U.S. federal income tax purposes. Investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends received from a fund may, under certain circumstances, cause a portion of such benefits to be subject to federal income tax. Furthermore, a portion of any exempt-interest dividend paid by a fund that represents income derived from certain revenue or “private activity bonds” held by such fund may not retain its federal tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by a fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal alternative minimum tax. Shareholders should consult their own tax advisors to determine whether they are (a) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (b) subject to the federal alternative minimum tax or the federal “excess net passive income” tax. Corporate shareholders are not subject to the alternative minimum tax.

Sales of Shares. Upon the sale or exchange of his or her shares in a fund, a shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by a fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the applicable fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares.

If a shareholder incurs a sales charge in acquiring shares of a fund, disposes of those shares within 90 days and then acquires, before February 1 of the calendar year following the calendar year of the disposition, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to a fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

If a shareholder’s shares are redeemed to pay a fee because the shareholder’s account balance is less than a certain threshold, the redemption will be treated as a taxable sale or exchange of shares, as described above. Such a fee generally will not be deductible by a shareholder that is an individual for any taxable year beginning after December 31, 2017 and before January 1, 2026, and, for other taxable years, the deductibility of such a fee by a shareholder that is an individual may be subject to generally applicable limitations on miscellaneous itemized deductions.

Basis Reporting. Each fund, or, in the case of a shareholder holding shares through a Service Agent, the Service Agent, will report to the IRS the amount of proceeds that a shareholder receives from a redemption or exchange of fund shares. For redemptions or exchanges of a fund’s shares acquired on or after January 1, 2012, the fund will also report the shareholder’s basis in those shares and the character of any gain or loss that the shareholder realizes on the redemption or exchange (i.e., short-term or long-term), and certain related tax information. If a shareholder has a different basis for different shares of a fund in the same account (e.g., if a shareholder purchased fund shares held in the same account when the shares were at different prices), the fund will by default report the basis of the shares redeemed or exchanged using the average basis method, under which the basis per share is the average of the bases of all the shareholder’s fund shares in the account. For these purposes, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will generally be treated as held in separate accounts.

A shareholder may instruct a fund to use a method other than average basis for an account. If redemptions, including in connection with payment of an account fee, or exchanges have occurred in an account to which the average basis method applied, the basis of the fund shares remaining in the account will continue to reflect the average basis notwithstanding the shareholder’s subsequent election of a different method. For further assistance, shareholders who hold their shares directly with the fund may call the fund at 1-877-721-1926 Monday through Friday between 8:00 a.m. and 5:30 p.m. (Eastern time). Shareholders who hold shares through a Service Agent should contact the Service Agent for further assistance or for information regarding the Service Agent’s default method for calculating basis and procedures for electing to use an alternative method. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation, and should consider electing such other method prior to making redemptions or exchanges in their accounts.

Backup Withholding. Each fund may be required in certain circumstances to apply backup withholding on dividends (including exempt-interest dividends), distributions and redemption proceeds payable to noncorporate shareholders who fail to provide such fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding rate is currently 24%. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liabilities.

Notices. Shareholders of each fund will receive, if appropriate, various written notices after the close of that fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and redemption proceeds that were paid (or that are treated as having been paid) by that fund to its shareholders during the preceding taxable year.

After the end of each year, your Service Agent or each fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. In certain cases a fund may be required to amend the tax information reported to you with respect to a particular year. In this event, you may be required to file amended U.S. federal income or other tax returns with respect to such amended information and, if applicable, to pay additional taxes (including potentially interest and penalties) or to seek a tax refund, and may incur other related costs.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Generally, shareholders will have to pay state or local taxes on fund dividends and other distributions, although distributions derived from interest on U.S. government obligations (but not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.

Taxation of Non-U.S. Shareholders

Ordinary dividends and certain other payments made by a fund to non-U.S. shareholders are generally subject to federal withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. federal income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax.

The 30% withholding tax generally will not apply to exempt-interest dividends, to distributions of the excess of net long-term capital gains over net short-term capital losses, or to redemption proceeds. The 30% withholding tax also will not apply to dividends that a fund reports as (a) interest-related dividends, to the extent such dividends are derived from the fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the fund’s “qualified short-term gain.” “Qualified net interest income” is a fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a fund for the taxable year over its net long-term capital loss, if any. In the case of shares held through an intermediary, the intermediary may withhold even if a fund reports a payment as an interest-related dividend or a short-term capital gain dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), each fund is required to withhold 30% of certain ordinary dividends it pays, and, after December 31, 2018, 30% of the gross proceeds of share redemptions and certain capital gain dividends it pays, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by the fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in a fund will need to provide the fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisers regarding the impact of these requirements on their investment in the fund.

State Tax Information

New Jersey State Taxes. So long as the New Jersey Municipals Fund holds New Jersey municipal obligations that constitute not less than 80% of the aggregate principal amount of the fund’s investments,

distributions by the fund that are derived from interest on New Jersey municipal securities or from gain on the sale of municipal securities issued by New Jersey issuers will be exempt from New Jersey personal income tax. Distributions attributable to interest earned by the fund on U.S. government securities will also be exempt from New Jersey personal income tax. Interest on indebtedness incurred or continued to purchase or carry shares of the New Jersey Municipals Fund generally is not deductible for New Jersey income tax purposes. All distributions by the fund to a corporate shareholder will generally be subject to New Jersey Corporation Business Tax. The foregoing is only a brief summary of the New Jersey tax considerations generally affecting the New Jersey Municipals Fund and its shareholders who are New Jersey residents. Investors are urged to consult their tax advisors with specific reference to their own tax situations.

New York State and City Taxes. New York resident shareholders of the New York Municipals Fund will not be subject to New York state or New York City personal income tax on exempt-interest dividends from the fund attributable to interest on New York municipal securities. The New York Municipals Fund is required to report annually the source, tax status and recipient information related to its exempt-interest dividends distributed within the State of New York. Exempt-interest dividends are not excluded in determining New York state franchise or New York City business taxes on corporations and financial institutions. The foregoing is only a brief summary of some of the tax considerations generally affecting the New York Municipals Fund and its shareholders who are New York residents. Investors are urged to consult their tax advisors with specific reference to their own tax situation.

Pennsylvania State Taxes. Exempt-interest dividends distributed by the Pennsylvania Municipals Fund will not be subject to the Pennsylvania personal income tax, the corporate net income tax or to the Philadelphia school district investment income tax to the extent that the dividends are attributable to interest received by the fund from its investments in Pennsylvania municipal obligations and U.S. Government obligations, including obligations issued by U.S. possessions. For Pennsylvania personal income tax purposes, capital gain distributions are treated as ordinary dividends and are taxed at ordinary income tax rates. For purposes of the Philadelphia school district investment income tax distributions that are designated as capital gain distributions for federal income tax purposes will be excluded from the tax base. The foregoing is only a brief summary of the Pennsylvania tax considerations generally affecting the Pennsylvania Municipals Fund and its shareholders that are subject to Pennsylvania taxation. Investors are urged to consult their tax advisors with specific reference to their own tax situations.

The foregoing is only a summary of certain material U.S. federal income tax consequences (and, where noted, state and local tax consequences) affecting the funds and their shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a fund.

THE TRUST

The certificate of trust to establish Legg Mason Partners Income Trust (referred to in this section as the “Trust”) was filed with the State Department of Assessments and Taxation of Maryland on October 4, 2006. As of April 16, 2007, each fund was redomiciled as a series of the Trust. Prior thereto, each fund was a series of Legg Mason Partners Income Funds, a Massachusetts business trust.

The Trust is a Maryland statutory trust. A Maryland statutory trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust. Some of the more significant provisions of the Trust’s declaration of trust (the “Declaration”) are described below.

Shareholder Voting. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees of the Trust (the “Trustees”) without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

A fund is not required to hold an annual meeting of shareholders, but a fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of record of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares. There is no cumulative voting on any matter submitted to a vote of the shareholders.

Election and Removal of Trustees. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Amendments to the Declaration. The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or employees of the Trust or that limits the rights to indemnification, advancement of expenses or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Declaration prior to the amendment.

Issuance and Redemption of Shares. A fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. All shares offered pursuant to the Prospectus of the fund, when issued, will be fully paid and non-assessable. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. A fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide a fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings. The Declaration specifically requires shareholders, upon demand, to disclose to a fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a fund may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.

Small Accounts. The Declaration provides that a fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits a fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes. The Declaration provides that the Trustees may establish series and classes in addition to those currently established and that the Trustees may determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class.

Each share of a fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability. The Declaration provides that shareholders are not personally liable for the obligations of a fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. The fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that a Trustee acting in his or her capacity as a Trustee is not personally liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust. Each Trustee is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of the Trust. All actions and omissions of Trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation.

The Declaration limits a Trustee’s liability to the Trust or any shareholder to the fullest extent permitted under current Maryland law by providing that a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board, a member or chair of a committee of the Board, lead independent Trustee, audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions. The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by no fewer than three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that, in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected funds. The Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the funds, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not consistent with the standard of performance required of the Trustees in performing their duties. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the funds’ costs, including attorneys’ fees.

The Declaration further provides that a fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the Trust or a fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the fullest extent permitted by law.

FINANCIAL STATEMENTS

The audited financial statements of each fund (Statement of Assets and Liabilities, including the Schedule of Investments, as of March 31, 2018, Statement of Operations for the year ended March 31, 2018, Statements of Changes in Net Assets for each of the years in the two-year period ended March 31, 2018, Financial Highlights for each of the years in the five-year period ended March 31, 2018, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm, each of which is included in the Annual Report to Shareholders of each fund), are incorporated by reference into this SAI (filed on May 25, 2018 with respect to Intermediate-Term Municipals Fund (Accession Number 0001193125-18-175416); May 25, 2018 with respect to New Jersey Municipals Fund (Accession Number 0001193125-18-175426); May 25, 2018 with respect to New York Municipals Fund (Accession Number 0001193125-18-175410); and May 25, 2018 with respect to Pennsylvania Municipals Fund (Accession Number 0001193125-18-175423)).

APPENDIX A

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., S&P Global Ratings and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Moody’s Investors Service, Inc. Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.1,2

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings.3 The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Description of Moody’s Investors Service, Inc.’s Global Long-Term Obligation Ratings:

Aaa—Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

[1]	For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, long-term and short-term ratings reflect the likelihood of impairment and financial loss in the event of impairment.
[2]	Supranational institutions and central banks that hold sovereign debt or extend sovereign loans, such as the IMF or the European Central Bank, may not always be treated similarly to other investors and lenders with similar credit exposures. Long-term and short-term ratings assigned to obligations held by both supranational institutions and central banks, as well as other investors, reflect only the credit risks faced by other investors unless specifically noted otherwise.
[3]	Like other global scale ratings, (sf) ratings reflect both the likelihood of a default and the expected loss suffered in the event of default. Ratings are assigned based on a rating committee’s assessment of a security’s expected loss rate (default probability multiplied by expected loss severity), and may be subject to the constraint that the final expected loss rating assigned would not be more than a certain number of notches, typically three to five notches, above the rating that would be assigned based on an assessment of default probability alone. The magnitude of this constraint may vary with the level of the rating, the seasoning of the transaction, and the uncertainty around the assessments of expected loss and probability of default.

A—Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Investors Service, Inc.’s Global Short-Term Obligation Ratings:

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s Investors Service, Inc.’s US Municipal Ratings:

U.S. Municipal Short-Term Obligation Ratings:

While the global short-term “prime” rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (“MIG”) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

U.S. Municipal Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale. VMIG ratings of demand obligations with unconditional liquidity support are mapped from the short-term debt rating (or counterparty assessment) of the support provider, or the underlying obligor in the absence of third party liquidity support, with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime. For example, the VMIG rating for an industrial revenue bond with Company XYZ as the underlying obligor would normally have the same numerical modifier as Company XYZ’s prime rating. Transitions of VMIG ratings of demand obligations with conditional liquidity support, as shown in the diagram below, differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of S&P Global Ratings’ Long-Term Issue Credit Ratings:

Long-Term Issue Credit Ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations: (1) the likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on a financial obligation in accordance with the terms of the obligation; (2) the nature and provisions of the financial obligation, and the promise we impute; and (3) the protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA—An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C—An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D—An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

NR: This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Description of S&P Global Ratings’ Short-Term Issue Credit Ratings:

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity date of no more than 365 days—including commercial paper.

A-1—A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2—A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings’ believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Description of S&P Global Ratings’ Municipal Short-Term Note Ratings Definitions:

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations: (1) amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (2) source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of S&P Global Ratings’ Dual Ratings:

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, “AAA/A-1+” or “A-1+/A-1”). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, “SP-1+/A-1+”).

Description of S&P Global Ratings’ Active Qualifiers (Currently Applied and/or Outstanding):

S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a “p” qualifier, which indicates the rating addressed the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

Federal deposit insurance limit: “L” qualifier. Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

Principal: “p” qualifier. This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

Preliminary Ratings: “prelim” qualifier. Preliminary ratings, with the “prelim” suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating. (1) Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. (2) Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s). (3) Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities. (4) Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings. (5) A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination Structures: “t” qualifier. This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Counterparty Instrument Rating: “cir” qualifier. This symbol indicates a Counterparty Instrument Rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Description of Fitch Ratings’ Corporate Finance Long-Term Obligation Ratings:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%-50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR. At the lower end of the ratings scale, Fitch Ratings now additionally publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. “B” ratings indicate that material credit risk is present.

CCC: Substantial credit risk. “CCC” ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. “CC” ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. “C” indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The subscript “emr” is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Description of Fitch Ratings’ Structured, Project Finance Long-Term Obligation Ratings:

Ratings of structured and project finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B: Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Exceptionally high levels of credit risk. Default appears imminent or inevitable.

D: Default. Indicates a default. Default generally is defined as one of the following: (1) failure to make payment of principal and/or interest under the contractual terms of the rated obligation; (2) bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or (3) distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Structured Finance Defaults: “Imminent” default, categorized under “C”, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the “C” category.

Structured Finance Write-Downs: Where an instrument has experienced an involuntary and, in the agency’s opinion, irreversible “write-down” of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of “D” will be assigned to the instrument. Where the agency believes the “write-down” may prove to be temporary (and the loss may be “written up” again in future if and when performance improves), then a credit rating of “C” will typically be assigned. Should the “write-down” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “write-down” later be deemed as irreversible, the credit rating will be lowered to “D”.

Note: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

The suffix “sf” denotes an issue that is a structured finance transaction. For an explanation of how Fitch determines structured finance ratings, please see our criteria available at www.fitchratings.com.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-Term Rating category, or categories below “B”.

Enhanced Equipment Trust Certificates (EETCs) are corporate-structured hybrid debt securities that airlines typically use to finance aircraft equipment. Due to the hybrid characteristics of these bonds, Fitch’s rating approach incorporates elements of both the structured finance and corporate rating methodologies. Although rated as asset-backed securities, unlike other structured finance ratings, EETC ratings involve a measure of recovery given default akin to ratings of financial obligations in corporate finance, as described above.

Description of Fitch Ratings’ Corporate, Public and Structured Finance Short-Term Obligation Ratings:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Fitch Rating Watches and Rating Outlooks:

Fitch takes certain actions in relation to its ratings. These actions can indicate a change in the relative credit quality of the rated entity or a relative change in servicing quality. In addition, actions regarding Outlooks or Watches provide an indication of a potential rating change, or other events (Data Actions) and indicate the likely direction of the rating.

Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (“CCC”, “CC” and “C”) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook: Ratings Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions and covered bonds. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the “CCC”, “CC” and “C” categories. Defaulted ratings typically do not carry an Outlook.

Deciding When to Assign Rating Watch or Outlook

Timing is informative but not critical to the choice of a Watch rather than an Outlook. A discrete event that is largely clear and the terms of which are defined, but which will not happen for more than six months—such as a lengthy regulatory approval process—would nonetheless likely see ratings placed on Watch rather than a revision to the Outlook.

An Outlook revision may, however, be deemed more appropriate where a series of potential event risks has been identified, none of which individually warrants a Watch but which cumulatively indicate heightened probability of a rating change over the following one to two years.

A revision to the Outlook may also be appropriate where a specific event has been identified, but where the conditions and implications of that event are largely unclear and subject to high execution risk over an extended period—for example a proposed, but politically controversial, privatization.

Expected Ratings: Where a rating is referred to as “expected”, alternatively referred to as “expects to rate” or suffixed as (“EXP”), this indicates that a full rating has been assigned based upon the agency’s expectations regarding final documentation, typically based upon a review of the final draft documentation provided by the issuer. If such final documentation is received and is as expected, the expected rating will typically be converted to a final rating. Fitch may also employ “expects to rate” language for new issuers (currently unrated) for ratings that are assigned in the course of a restructuring, refinancing or corporate reorganization. The “expects to rate” will reflect and refer to the rating level expected following the conclusion of the proposed operation (debt issuance, restructure, or merger). While expected ratings typically convert to final ratings within a short time, determined by timing of transaction closure, in the period between assignment of an expected rating and a final rating, expected ratings may be raised, lowered or placed on Rating Watch or withdrawn, as with final ratings.

Private Ratings: Fitch Ratings also prepares a limited number of private ratings, for example for entities with no publicly traded debt, or where the rating is required for internal benchmarking or regulatory purposes. These ratings are generally provided directly to the rated entity, which is then responsible for ensuring that any party to whom it discloses the private rating is updated when any change in the rating occurs.

Private ratings undergo the same analysis, committee process and surveillance as published ratings, unless otherwise disclosed as “point-in-time” in nature.

Program Ratings: Program ratings assigned to corporate and public finance note issuance programs (e.g. medium-term note programs) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program.

“Interest-Only” Ratings: Interest-only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

“Principal-Only” Ratings: Principal-only ratings address the likelihood that a security holder will receive its initial principal investment either before or by the scheduled maturity date.

“Rate of Return” Ratings: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

Matured/Paid-In-Full: a. “Matured”—This action is used when an issue has reached the end of its repayment term and rating coverage is discontinued. Denoted as “NR”. b. “Paid-In-Full”—This action indicates that the issue has been paid in full. As the issue no longer exists, it is therefore no longer rated. Denoted as “PIF”.

A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Withdrawn: The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol “WD”.

“Unenhanced” Ratings: Unenhanced ratings reflect the underlying creditworthiness of financial instruments absent any credit enhancement that may be provided through bond insurance, financial guarantees, dedicated letters of credit, liquidity facilities, or intercept mechanisms.

In some cases, Fitch may choose to assign an unenhanced rating along with credit rating based on enhancement. The unenhanced rating indicates the creditworthiness of the financial instrument without considering any benefit of such enhancement. Financial obligations may be enhanced by a guarantee instrument provided by a rated third party.

Non-Credit Rating Scales: In addition, Fitch Ratings provides specialist ratings on other topics. Operational risk ratings are assigned to servicers of commercial and residential mortgages and other asset types.

Asset manager ratings opine on the relative operational and financial capabilities of asset managers, trustees and others. Fund Credit and/or Volatility Ratings are assigned to fund’s or local government investment pool’s portfolio. Many of these ratings are offered internationally and in some cases on a national basis applying appropriate ratings modifiers and identifiers.

APPENDIX B

ADDITIONAL INFORMATION CONCERNING

NEW JERSEY MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the state of New Jersey (“New Jersey” or the “State”). The sources of payment for New Jersey municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last paragraph hereof, is derived from (i) information provided by the State in an official statement relating to an offering of New Jersey bonds, dated December 7, 2016 (the “Official Statement”), and (ii) with respect to the section titled “Fiscal Year 2017 Supplement,” information contained in the State’s Office of Management and Budget’s analysis of New Jersey’s Comprehensive Annual Financial Report for the Fiscal Year Ended June 30, 2017, dated March 29, 2018 (the “Supplement”). The funds have not independently verified the accuracy, completeness or timeliness of the information contained in the Official Statement or the Supplement. Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such Official Statement or Supplement, as applicable, and are subject to risks and uncertainties that may cause actual results to differ materially.

GENERAL INFORMATION

New Jersey is the eleventh largest state in population and the fifth smallest by land area. According to the United States Bureau of the Census (“Census Bureau”), the population of New Jersey was estimated to be 8,958,013 as of December 7, 2016. New Jersey’s population increased from 7,762,963 in 1990 to 8,430,621 in 2000 and then to 8,803,881 in 2010. New Jersey is the most densely populated of all the states with an average of 1,196 persons per square mile according to the 2010 Census. New Jersey is located at the center of a megalopolis which extends from Boston in the north to Washington, D.C. in the south and which includes over one-fifth of the country’s population. The extensive facilities of the Port Authority of New York and New Jersey, the Delaware River Port Authority and the South Jersey Port Corporation augment the air, land, and water transportation complex which has influenced much of the State’s economy. This central location in the northeastern corridor combined with the transportation and port facilities and proximity to New York City make the State an attractive location for corporate headquarters and international business offices.

The State has a diverse economic base consisting of a variety of manufacturing, construction, and service industries. This is supplemented by commercial agriculture in the rural areas. New Jersey has the Atlantic seashore on the east and lakes and mountains in the north and northwest, which provide recreation for residents as well as for out-of-state visitors. Since 1978, casino gambling in Atlantic City has been an important State tourist attraction.

New Jersey’s population grew rapidly in the years following World War II, before slowing to an annual rate of growth of 0.28% in the 1970s. The annual rate of growth rose to 0.51% between 1981 and 1990, accelerated to 0.83% between 1991 and 2000 but then returned to 0.43% between 2001 and 2010. This lagged behind the annual rate of growth for the United States as a whole but it compares favorably with neighboring states. According to the Census Bureau, New York’s population grew at an annual rate of 0.21% from 2001 to 2010 while Pennsylvania’s population grew at a rate of 0.34% during the same period.

The increase in the State’s total population during recent decades masks the redistribution of population within the State. For many years there was a significant shift from the northeastern industrial areas toward the coastal counties of Atlantic, Ocean and Monmouth, and the central New Jersey counties of Hunterdon, Somerset and Middlesex. However, preliminary data suggests that in recent years counties in the northeastern part of the

State, most notably Hudson, have been gaining population relative to the rest of the State. Most of the counties along the Delaware River, including Hunterdon, have lost population since 2010. Cumberland and Cape May counties have also seen declines in population since 2010.

ECONOMIC OUTLOOK

The State gained 20,300 jobs in June 2016 for a total of 17,800 jobs gained during 2016. The State gained 30,300 jobs over the same period in 2015. Payroll growth has slowed nationally also with the nation gaining 1.029 million jobs over the first six months of 2016 versus 1.322 million jobs during the same period in 2015. Payroll growth in New Jersey over the first half of 2016 has been led by the trade, transportation, and utilities sector (+12,500) jobs; the leisure and hospitality services sector, (+7,300) jobs; and the construction sector (+5,100) jobs. The decline in payrolls has been led by the professional and business services sector (-15,000) jobs; educational and health services sector (-2,300) jobs; and the other services sector, (-100) jobs.

The State’s unemployment rate stood at 5.1% at the end of June 2016 which was 0.3 percentage points higher than the 4.8% unemployment rate at the beginning of the year. The State’s unemployment rate was 5.6% at the end of June 2015 for a year-over-year decline of 0.5 percentage points. As of December 7, 2016, the State’s unemployment rate was 0.2 percentage points higher than the national rate of 4.9%. The State’s labor force participation rate stood at 64.2% at the end of June 2016 which was 0.2 percentage points higher than the June 2015 participation rate of 64.0%. The State continues to have a higher labor force participation rate than the nation as a whole where the rate as of December 7, 2016 was 62.7%.

As of December 7, 2016, the State’s housing market continued to improve with sales activity in 2016 higher than during the corresponding period in 2015. Sales of existing single-family homes were 18.9% higher than a year ago as of June 2016. Sales of all existing homes were 16.8% higher than a year ago, again as of June 2016. This is according to data from the New Jersey Association of Realtors. Residential construction also continued to expand with the number of single-family building permits issued as of May 2016 being 2.4% higher than a year ago. As of December 7, 2016, the number of permits issued for units in large multifamily buildings (with 5 or more units) was 22.2% lower than a year ago, but this is only because 2015 was a banner year for the sector. Otherwise as of December 7, 2016 this was the second most number of permits issued in the post-Great Recession period. State building permits data is from the U.S. Census Bureau.

As of December 7, 2016, the State continued to have a high number of homes in foreclosure with 70,858 mortgages in foreclosure as of the end of the first quarter of 2016 according to data from the Mortgage Bankers Association. This was 6.2% of all mortgages being serviced in New Jersey, which was more than triple the national average of 1.7%. However, the State had made strides as of December 7, 2016 in reducing the number of foreclosures where the share was as high as 7.7% as recently as the end of the first quarter of 2015. New Jersey has a judicial foreclosure process which does make the foreclosure process more time consuming but this does provide greater protections for the consumer.

Real gross state product grew by 1.8% in 2015 which was a full percentage point higher than the 0.8% growth in 2014. This was also higher than the growth in real gross state product for both New York, 1.4%, and Pennsylvania, 1.7%. Personal income, which is income from all sources including earnings, assets, and transfer income, grew by 4.0% in 2015. This was below the 4.7% growth rate of 2014 but is still considered to be a good growth rate.

There was seemingly a change in the outlook for the national economy that slowly manifested itself over the first few months of 2016. The national economy entered the year on a high note with strong labor market growth in 2015 and the Federal Reserve’s Federal Open Market Committee (“FOMC”) raising the federal funds rate target by a quarter of a percent in December 2015. Economic projections released after their December meeting indicated that members of the FOMC anticipated four quarter-point increases in the federal funds rate target over the course of 2016 while real GDP would grow between 2.3 and 2.5% in 2016.

As of December 7, 2016, energy prices were near historic lows as they had been driven down by reductions in both oil and natural gas prices, particularly in the United States, and they were not expected to rise substantially, if at all, in the near term. This reduces production and distribution costs, in turn promoting increased output and lower prices. Reduced consumer expenses for heating and transportation were expected to augment savings and consumption.

As of December 7, 2016, dual global events combined with slowing payroll growth led to downgrades in the national economic outlook. Events in China at the start of 2016 created global financial market volatility that spread to U.S. equity markets. Although financial markets recovered their losses, there continue to be on-going questions about the slowdown in the Chinese economy as it transitions from a manufacturing/export-based economy to one that is driven by domestic consumption. As those concerns began to diminish, global financial markets were then unsettled by the outcome of the ‘Brexit’ vote in June 2016 that saw the United Kingdom (“UK”) vote to leave the European Union (“EU”). The outcome of the ‘Brexit’ vote has raised concerns that economic growth will slow in both the UK and the EU. The U.S. is largely insulated from this because domestic consumption is the primary driver of economic growth. But slowing global economic growth combined with a stronger dollar, as global capital seeks safe havens, is expected to continue to restrain the U.S. manufacturing sector which, though only a small part of the U.S. economy, has already been battered by a number of exogenous factors. Moreover, slowing global economic growth means the U.S. cannot look to exports as a means to help boost the economic recovery unless either the UK or EU pivot toward the U.S. as they distance themselves from each other.

As of December 7, 2016, the FOMC anticipated real GDP growth of 2.0% in both 2016 and 2017 according to the median projection and members of the FOMC expect the U.S. economy to expand at a moderate pace but this would require monetary policy to continue to remain accommodative. This has implications for the New Jersey economic recovery, which the State expects to improve according to labor market and housing data. But should economic growth slow at the national level, the State expects it to also slow in New Jersey.

As of December 7, 2016, negotiations between the State Legislature and the Governor over funding for the Transportation Trust Fund were continuing. On June 30, 2016, the Governor issued EO 210, whereby the Governor ordered the shutdown of all projects currently being funded by the Transportation Trust Fund Authority (“TTFA”), both State and local, except for projects being identified as essential for the health, safety and welfare of the public or projects which are funded by federal funds. On August 17, 2016, the Governor issued EO 213 which provides for funding for transportation projects that are determined to be essential for the health, safety and welfare of the public or to ensure the receipt of federal funds. As of December 7, 2016, negotiations between the State Legislature and the Governor were expected to continue toward an agreement over funding for the Transportation Trust Fund and over new bonding capacity for the TTFA. The State anticipated, as of December 7, 2016 that work on projects funded by the TTFA would resume in Fiscal Year 2017.

STATE FINANCES AND CONSTITUTIONAL LIMITATIONS

Budget Limitations

The State Constitution provides, in part, that no money shall be drawn from the State Treasury but for appropriations made by law and that no law appropriating money for any State purpose shall be enacted if the appropriations contained therein, together with all prior appropriations made for the same fiscal period, shall exceed the total amount of the revenue on hand and anticipated to be available to meet such appropriations during such fiscal period, as certified by the Governor (Article VIII, Sec. 2, para. 2) (the “Appropriations Clause”). In addition to line-item appropriations for the payment of debt service on bonds, notes or other obligations which are subject to appropriation, beginning in Fiscal Year 2005, the annual Appropriations Act contains a general language provision which appropriates such additional amounts necessary to pay such debt service obligations subject to the approval of the Budget Director (defined below). For bonds which must be paid for from constitutionally-dedicated sources, such supplemental appropriations would need to be from constitutionally-dedicated revenues.

Debt Limitations

The State Constitution further provides, in part, that the State Legislature shall not, in any manner, create in any fiscal year a debt or liability of the State, which, together with any previous debts or liabilities, shall exceed at any time one percent of the total appropriations for such year, unless the same shall be authorized by a law for some single object or work distinctly specified therein. No such law shall take effect until it shall have been submitted to the people at a general election and approved by a majority of the legally qualified voters voting thereon; provided, however, no such voter approval is required for any such law authorizing the creation of a debt for a refinancing of all or any portion of the outstanding debts or liabilities of the State, so long as such refinancing shall produce a debt service savings. Furthermore, any funds raised under these authorizations must be applied only to the specific object stated therein. The State Constitution provides as to any law authorizing such debt: “Regardless of any limitation relating to taxation in this Constitution, such law shall provide the ways and means, exclusive of loans, to pay the interest of such debt or liability as it falls due, and also to pay and discharge the principal thereof within thirty-five years from the time it is contracted; and the law shall not be repealed until such debt or liability and the interest thereon are fully paid and discharged.” This constitutional provision does not apply to the creation of debts or liabilities for purposes of war, or to repel invasion, or to suppress insurrection or to meet emergencies caused by disaster or act of God (Article VIII, Sec. 2, para. 3) (the “Debt Limitation Clause”).

The Debt Limitation Clause of the New Jersey Constitution was amended by the voters on November 4, 2008 (the “Lance Amendment”). The Lance Amendment provides that, beginning after the effective date of the amendment, the State Legislature is prohibited from enacting any law that creates or authorizes the creation of a debt or liability of an autonomous State corporate entity, which debt or liability has a pledge of an annual appropriation as the means to pay the principal of and interest on such debt or liability, unless a law authorizing the creation of that debt or liability for some single object or work distinctly specified therein shall have been submitted to the people and approved by a majority of the legally qualified voters of the State voting thereon at a general election. The Lance Amendment does not require voter approval for any such law providing the means to pay the principal of and interest on such debt or liability subject to appropriations of an independent non-State source of revenue paid by third persons for the use of the single object or work thereof, or from a source of State revenue otherwise required to be appropriated pursuant to another provision of the State Constitution. Furthermore, voter approval is not needed for any law providing for the refinancing of all or a portion of any outstanding debts or liabilities of the State or of an autonomous State corporate entity provided that such law requires that the refinancing produces debt service savings.

New Jersey’s Budget and Appropriation System

The State operates on a fiscal year beginning July 1 and ending June 30. For example, “Fiscal Year 2017” refers to the State’s fiscal year beginning July 1, 2016 and ending June 30, 2017.

Pursuant to the Appropriations Clause of the State Constitution, no money may be drawn from the State Treasury except for appropriations made by law. In addition, all monies for the support of State government and all other State purposes, as far as can be ascertained or reasonably foreseen, must be provided for in one general appropriations law covering one and the same fiscal year. The State Legislature enacts the Appropriations Act on an annual basis which provides the basic framework for the operation of the General Fund. No general appropriations law or other law appropriating money for any State purpose shall be enacted if the amount of money appropriated therein, together with all other prior appropriations made for the same fiscal year, exceeds the total amount of revenue on hand and anticipated to be available for such fiscal year, as certified by the Governor.

Budget Requests and Preliminary Projections

New Jersey’s budget process is comprehensive and inclusive, involving every department and agency in the Executive Branch, the State Legislature, the Judicial Branch, and through a series of public hearings, the citizens of the State. The budget process begins in the summer prior to the following fiscal year with preliminary projections of revenues and expenditures, which are the basis for development of budget targets for each branch, department and agency. Individual departments and agencies are required to prepare a funding plan or strategy for operating within the established target in the following fiscal year, which funding plan or strategy includes an analysis of the costs, benefits and priorities of every program.

Budget Director Review

On or before October 1 in each year, each Department, Board, Commission, Office or other Agency of the State must file with the Director of the Division of the Budget and Accounting in the New Jersey Department of the Treasury (the “Budget Director”) a request for appropriation or permission to spend specifying all expenditures proposed to be made by such spending agency during the following fiscal year. The Budget Director then examines each request and determines the necessity or advisability of the appropriation request. On or before December 31 of each year or such other time as the Governor may request, after review and examination, the Budget Director submits the requests, together with his or her findings, comments and recommendations, to the Governor.

Governor’s Budget Message

The Governor’s budget message (the “Governor’s Budget Message”) is presented by the Governor during an appearance before a joint session of the State Legislature which, by law, is convened on a date on or before the fourth Tuesday in February in each year. The Governor’s Budget Message for Fiscal Year 2017 was delivered on February 16, 2016 (the “Governor’s Fiscal Year 2017 Budget Message”). The Governor’s Budget Message must include the proposed complete financial program of the State government for the next ensuing fiscal year and must set forth in detail each source of anticipated revenue and the purposes of recommended expenditures for each spending agency (N.J.S.A. 52:27B-20).

Legislative Review

The financial program included in the Governor’s Budget Message is then subject to a process of legislative committee review. As part of such review, testimony is given by a number of parties. The Office of Legislative Services, which is an agency of the State Legislature, generally provides its own estimates of anticipated revenues which may be higher or lower than those included in the Governor’s Budget Message, and the State Treasurer generally provides an updated statement of anticipated revenues in May of each year which may increase or decrease the amounts included in the Governor’s Budget Message. In addition, various parties may release their own estimates of anticipated revenues and recommended expenditures to the media. After completion of the legislative committee review process, the budget, in the form of an appropriations bill, must be approved by the Senate and Assembly and must be submitted to the Governor for review. The Appropriations Act includes the General Fund, as well as certain Special Revenue Funds (Casino Control, Casino Revenue, Gubernatorial Elections, and Property Tax Relief). In addition to anticipated revenues, the Appropriations Act also provides for the appropriation of non-budgeted revenue, including primarily federal funds and a portion of the Energy Tax Receipts, to the extent such revenue may be received and permits the corresponding increase of appropriation balances from which expenditures may be made.

Governor’s Line-Item Veto Power

Upon such submission, the Governor may approve the bill, revise the estimate of anticipated revenues contained therein, delete or reduce appropriation items contained in the bill through the exercise of his or her line-item veto power, or veto the bill in its entirety. As with any gubernatorial veto, such action may be reversed by a two-thirds vote of each House of the State Legislature. If a general appropriation law is not enacted prior to the July 1 deadline, under the Appropriations Clause, no money can be withdrawn from the State treasury. In addition, in such an event, no moneys, other than available amounts already held under bond financing documents will be available to make payments on obligations paid from State revenue subject to annual appropriation.

Fiscal Controls

The departments maintain legal control at the appropriation line item level and exercise budgetary control by individual appropriations and allocations within annual appropriations to various programs and major expenditure objects. Revisions to the Appropriations Act, reflecting program changes or interdepartmental transfers of an administrative nature, may be effected during the fiscal year with certain Executive and Legislative Branch approvals. Management may amend a department’s budget with approval by the Budget Director; provided that under specific conditions, additional approval by the Office of Legislative Services is required. Transfers of appropriations between departments or between line items within a department are authorized pursuant to general provisions of the Appropriations Act.

During the course of the fiscal year, the Governor may take steps to reduce State expenditures if it appears that revenues have fallen below those originally anticipated. Pursuant to various statutes, the Governor may order the Budget Director to set aside a reserve out of each appropriation, and if sufficient revenues are not available by the end of the fiscal year to fund such reserve, the amount reserved lapses back into the General Fund. In addition, the Governor is authorized to prohibit and enjoin the expenditure of monies in the case of extravagance, waste or mismanagement.

Furthermore, under the State Constitution, no supplemental appropriation may be enacted after adoption of the Appropriations Act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation and all prior appropriations for such fiscal year.

INDEBTEDNESS AND OTHER STATE RELATED OBLIGATIONS

Debt Service on General Obligation Bonds

The State finances certain capital projects through the sale of general obligation bonds of the State. These bonds are backed by the faith and credit of the State. Certain State tax revenues and certain other fees are pledged to meet the principal payments, interest payments, and redemption premium payments, if any, required to fully pay the bonds.

Tax and Revenue Anticipation Notes

The State issues tax and revenue anticipation notes (“TRANs”) to aid in providing effective cash flow management by funding imbalances which occur in the collection and disbursement of the General Fund and Property Tax Relief Fund revenues.

Such TRANs do not constitute a general obligation of the State or a debt or liability within the meaning of the State Constitution. Such TRANs constitute special obligations of the State payable solely from monies on deposit in the General Fund and the Property Tax Relief Fund and legally available for such payment. TRANs are payable solely from revenues attributable to the fiscal year in which the TRANs were issued.

On July 1, 2016, the State Treasurer adopted a resolution authorizing the issuance of TRANs for Fiscal Year 2017. Pursuant thereto, on July 1, 2016, the State Treasurer entered into a Note Purchase Contract with Wells Fargo Bank, National Association (“Wells Fargo”) under which Wells Fargo agrees to purchase TRANs in one or more series in the maximum amount of $1,900,000,000. Pursuant to such Note Purchase Contract, the State issued its Series Fiscal 2017A TRANs to Wells Fargo on July 6, 2016 in the amount of $1,500,000,000. As of December 7, 2016, the Series Fiscal 2017 TRANs were due to mature on June 28, 2017. The State may issue additional TRANs in Fiscal Year 2017.

Obligations Supported by State Revenue Subject to Annual Appropriation

As of December 7, 2016, the State had entered into a number of leases and contracts (collectively, the “Agreements”) with several governmental authorities to secure the financing of various projects and programs in the State. Under the terms of the Agreements, the State agreed to make payments equal to the debt service on, and other costs related to, the obligations sold to finance the projects, including payments, on swap agreements. The State Legislature has no legal obligation to enact appropriations to fund such payments, but, as of December 7, 2016 had done so for all such obligations. The amounts appropriated to make such payments are included in the appropriation for the department, authority or other entity administering the program or in other line item appropriations. The principal amount of bonds which may be issued and the notional amount of swaps which may be entered into by such governmental authorities is, in certain cases, subject to specific statutory dollar ceilings or programmatic restrictions which effectively limit such amounts. In other cases, as of December 7, 2016, there were no such ceilings or limitations. In addition, the State Legislature may at any time impose, remove, increase or decrease applicable existing ceilings and impose, modify or remove programmatic restrictions. The State Legislature may also authorize new agreements with the governmental authorities to secure the financing of projects and programs in the future.

As of December 7, 2016, the State expected that additional State Appropriation Obligations would be issued during Fiscal Year 2017 and future fiscal years. The Lance Amendment prohibits the State Legislature from enacting legislation authorizing State Appropriation Obligations payable from other than constitutionally dedicated sources unless such legislation is submitted and approved by a majority of legally qualified voters of the State voting thereon at a general election. The State Legislature is not legally obligated to appropriate amounts for the payment of such debt service in any year, and there can be no assurance that the State Legislature will make any such appropriations. Future legislative action may depend in part on various factors including the financial condition of the State.

Variable Rate Obligations

As of June 30, 2016, the New Jersey Economic Development Authority (“NJEDA”) and the TTFA had outstanding $1,201,755,000 of floating rate notes, which bear interest at rates that reset monthly or weekly and are based on either the London InterBank Offering Rate (“LIBOR”) plus a fixed spread or the Securities Industry and Financial Markets Association (“SIFMA”) rate plus a fixed spread. There are no letters of credit in support of these notes. Such notes constitute approximately 4% of the State’s long-term obligations.

Bank Loan Bonds

As of December 7, 2016, NJEDA had issued certain series of bonds to finance school facilities construction projects pursuant to term loan agreements with several banks. A bank’s rights under such term loan agreements are essentially the same as bondholders’ rights except for a few differences. The bank may require the mandatory term out of the bonds for a shortened amortization period if certain events occur under the loan agreement, including, without limitation, the failure to pay, or cause to be paid, when due, principal of or interest on the bonds, a debt moratorium, a ratings downgrade, a material failure to perform under a contract among the TTFA, the State Treasurer and the Commissioner of Transportation (the “State Contract”), an action that material adversely affects the rights, remedies or security of the trustee under the bond resolution or the bank under the loan agreement or a material amendment or modification to the State Contract without the prior written consent of the bank. For tax-exempt bonds, the loan agreements provide that if an event of taxability occurs, the interest rate on the bonds will increase. The aggregate amount of such bank loan bonds outstanding as of June 30, 2016 was $847,455,000.

Swap Agreements

The various independent State authorities authorized to issue State Appropriation Obligations in certain cases are also authorized to enter into interest rate exchange agreements (“swap agreements”). Under such a swap agreement, the issuer will make periodic payments to the swap counterparty at either a fixed or variable rate of interest, and will receive periodic payments from the swap counterparty at either a variable or fixed rate of interest, such interest calculations based on the principal or “notional” amount of the swap agreement. If a swap agreement is terminated prior to its stated termination date, either the issuer or the swap counterparty may be required to make a termination payment to the other party. The independent State authorities’ obligations to make payments under the swap agreements are subject to appropriation by the State Legislature. As of June 30, 2016, the notional amount of interest rate swap agreements supported by State appropriations is zero.

“Moral Obligation” Financing

The authorizing legislation for certain State entities provides for specific budgetary procedures with respect to certain obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency in a debt service reserve fund maintained to meet payments of principal of and interest on the obligations, and a State appropriation in the amount of the deficiency is to be made. However, the State Legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as moral obligation bonds. There is no statutory limitation on the amount of moral obligation bonds which may be issued by eligible State entities.

New Jersey Housing and Mortgage Finance Agency

Neither the New Jersey Housing and Mortgage Finance Agency nor its predecessors, the New Jersey Housing Finance Agency and the New Jersey Mortgage Finance Agency, have had a deficiency in a debt service reserve fund which required the State to appropriate funds to meet its moral obligation.

South Jersey Port Corporation

The State, under its moral obligation, has provided the South Jersey Port Corporation (the “Port Corporation”) with funds to replenish its debt service reserve fund to the extent drawn upon by the Port Corporation when Port Corporation revenues are insufficient to pay debt service on its outstanding bonds. Such payments to the Port Corporation are subject to appropriation by the State Legislature.

Higher Education Student Assistance Authority

The Higher Education Student Assistance Authority (“HESAA”) has not had a revenue deficiency which required the State to appropriate funds to meet its moral obligation. The State anticipated that the HESAA’s revenues would continue to be sufficient to pay debt service on its bonds.

Pension Plans for State Employees

Almost all of the public employees of the State and its counties, municipalities and political subdivisions are members of pension plans administered by the State. From June 30, 2010 to June 30, 2015, the total number of active members of all of the State-administered plans decreased by 57,736 or 11.2%, and the total number of retired members increased by 52,044 or 19.8%.

The State sponsors and operates seven defined benefit pension plans (the “Pension Plans”), which fund retirement benefits for almost all of the public employees of the State. As a result of lower-than-recommended contributions by the State to the Pension Plans for an extended period, lower than expected investment returns on an actuarial basis, benefit enhancements enacted during the late 1990s and early 2000s and other causes, the Pension Plans have experienced (and, absent action by the State, are expected to continue to experience for a number of years) a deterioration in their financial condition.

The amount that the State will contribute to its Pension Plans over the next several fiscal years is subject to a number of factors that may change in the near future. The State has not funded the full actuarially recommended contribution to its Pension Plans for more than a decade, which (among other factors) has led to a deterioration in the financial condition of the Pension Plans. While the State Legislature enacted two pension reforms, Chapter 1 enacted in 2010 and Chapter 78 enacted in 2011, the State has failed to make the phased-in contributions set forth in these pension reforms since Fiscal Year 2013. For Fiscal Year 2016, the State contributed $1.307 billion to the Pension Plans, which is based on 3/10th of the full actuarially recommended contribution of $4.357 billion. For Fiscal Year 2017, the Fiscal Year 2017 Appropriations Act includes an appropriation of $1.862 billion, which is approximately 40% of the full actuarially recommended contribution of $4.667 billion determined on the basis of the July 1, 2015 actuarial valuations.

As of December 7, 2016, the policy and legal framework for the levels of the State’s contribution to its Pension Plans for the next several fiscal years remains uncertain. In August 2014, the Governor appointed the New Jersey Pension and Health Benefits Commission (the “Commission”), a non-partisan body tasked with developing recommendations for how the State can further reform the Pension Plans. The Commission completed its evaluation of the Pension Plans and issued its recommendation report to the Governor in February 2015. In his Fiscal Year 2016 Budget Message, the Governor called for reforms to the Pension Plans consistent with the Commission’s recommendation report. However, as of December 7, 2016, the State Legislature had not acted upon these proposed reforms and no assurance can be given that the State Legislature will enact any of the proposed reforms. Under the modified schedule, until such time as additional reforms are enacted, the Administration’s goal is to annually increase the phase-in percentage by 1/10th each year through Fiscal Year 2022 and resume making full contributions in Fiscal Year 2023. In addition, two major lawsuits were filed against the State relating to the pension reforms which have been resolved in the favor of the State. (See “Pension Funding Litigation” under Litigation Section below).

The Division of Investment of the New Jersey Department of the Treasury invests the assets of the Pension Plans. The State Investment Council is responsible for formulating the policies that govern the methods, practices and procedures for investments, reinvestments, sale or exchange transactions to be followed by the Director of the Division of Investment. State law and State Investment Council regulations regulate the types of investments which are permitted.

Annual Contributions. The State’s annual actuarially recommended contribution to the Pension Plans is determined by the results of the actuarial valuation reports dated as of July 1 of each year. The actuarial funding method used to determine the State’s contribution is a matter of State law. Any change to the funding method requires the approval of the State Legislature and the Governor. The amount the State actually contributes to the Pension Plans may differ from the actuarially recommended contributions of the Pension Plans because the State’s contribution to the Pension Plans is subject to the appropriation of the State Legislature and actions by the Governor.

In the Public Employees’ Retirement System (“PERS”), the State makes employer contributions for State employees while counties, municipalities, school districts and local public agencies make such contributions for their employee members. The State, rather than local school boards, pays the employer contributions to TPAF, including the employer’s share of the Social Security tax, with respect to public school teachers in the State. The PFRS is primarily established for municipal policemen and firemen. The State’s participation in PERS is limited to those State-employed law enforcement officers who have been permitted to enroll therein.

The State is solely responsible for funding the benefits of the SPRS, JRS, CP&FPF and the POPF. The CP&FPF and the POPF are closed plans and not open to new membership.

Benefits

Almost all State employees participate in one of the Pension Plans, with eight to ten years of employment required before retirement benefits become vested. Upon retirement, members of PERS and TPAF enrolled before May 22, 2010 are eligible for annual retirement benefits equal to 1/55 of final average compensation for each year of service credit. For members of PERS and TPAF enrolling on or after May 22, 2010, the annual retirement benefits will be based on 1/60 of final average compensation for each year of service credit. For members enrolled before May 22, 2010, final average compensation equals the average compensation for the final three years of service before retirement or highest three years’ compensation if other than the final three years. For members enrolling on or after May 22, 2010, the final average compensation equals the average compensation calculated using a five-year period instead of a three-year period. Members of PERS and TPAF who were enrolled prior to June 28, 2011 are eligible for an early retirement benefit after 25 years of service, while members who were enrolled on or after June 28, 2011 are eligible for early retirement benefits after 30 years of service. PERS and TPAF members are also eligible for a veteran’s retirement benefit after 20 and 25 years of service, if age requirements for those retirement benefits are met. Members who enrolled before June 28, 2011 can qualify for full benefits under early retirement if the member is at least age 55. If the member enrolled on or after June 28, 2011, the member does not qualify for full benefits under early retirement and must be at least age 65 to receive full benefits.

State law provides that the retirement benefits of the Pension Plans are not subject to negotiations between the State and other public employers and the employee members of the Pension Plans. The pension adjustment program, under which retirees received cost-of-living benefits, was suspended under the 2011 Pension and Health Benefit Reform Legislation; however, cost-of-living benefits earned before the suspension continue to be paid.

Impact of Financial Deterioration of Pension Plans on Benefit Payments. The State’s aggregate Funded Ratio (defined below) of all Pension Plans as of July 1, 2015 was 48.6%, which is the lowest Funded Ratio that the Pension Plans have experienced, and the Funded Ratio has steadily declined following the 2011 Pension and Health Benefit Reform Legislation. The “Funded Ratio” represents the quotient obtained by dividing the actuarial value of assets of the Pension Plan by the actuarial accrued liability of the Pension Plan. As of December 7, 2016, the continued financial deterioration of the Pension Plans was anticipated to cause a substantial increase in the actuarially recommended contributions of the State to the Pension Plans. These actuarially recommended contributions are expected to place a significant burden on all aspects of the State’s finances. Further, State budgetary pressures from areas other than contributions to the Pension Plans can place pressure on the State to contribute less than its actuarially recommended contributions, as was the case in Fiscal Years 2014 through Fiscal Year 2016 and as is contemplated by the Fiscal Year 2017 Appropriations Act.

In addition to placing a significant burden on the State’s finances, the continued financial deterioration of the Pension Plans would reduce the amount of assets the Pension Plans have to pay benefits to their members. As the financial condition of the Pension Plans has deteriorated, the Pension Plans’ Annual Expenditures to Net Assets Ratio has generally increased since Fiscal Year 2005. To illustrate, from Fiscal Year 2010 to Fiscal Year 2015 the total net assets of all of the Pension Plans, which includes both the assets relating to State and local government active and retired members, as reported in their respective audited financial reports, increased by $9.3 billion from $72.0 billion to $81.3 billion, while total expenditures incurred by the Pension Plans over the same period increased by $2.6 billion from $7.4 billion to $10.0 billion. The amount of these expenditures is expected to increase in future fiscal years. This resulted in an increase in the Annual Expenditures to Net Assets Ratio from 10.32% for Fiscal Year 2010 to 12.37% for Fiscal Year 2015. The State expects this ratio to continue to increase and worsen. Net assets represent the difference between a Pension Plan’s total assets and its liabilities and mainly consist of investment holdings, which are stated at market value, and member and employer receivables. Expenditures include retirement benefit payments, including cost-of-living adjustments, contributory and noncontributory death benefit payments, member withdrawals and administrative expenses.

The ratio of market value of assets to the prior year’s benefit payments also provides an indication of the ability of the Pension Plans to meet their benefit obligations. The July 1, 2015 actuarial reports, which set forth the actuarial valuations as of June 30, 2015, include certain information described in the actuarial valuations as “risk measures” in either tabular or textual format for each of the individual Pension Plans. This information was designed to provide an indicator, described in several of the individual actuarial valuations as a “simplistic measure” of the number of years that the assets of the Pension Plans can cover benefit payments. The benefit payments used in the data are those actually paid out to retirees in Fiscal Year 2015 and exclude increases in the number of retirees, future increases in those payments, State and member contributions and investment income. Differences in the Pension Plans make the aggregation of such individual data in a single combined presentation inappropriate. For PERS, between June 30, 2013 and June 30, 2014, the ratio of market assets to the prior year’s benefit payment decreased by 3.0% from 6.7 to 6.5, and between June 30, 2014 and June 30, 2015, the ratio worsened and decreased by 10.8% from 6.5 to 5.8. For the Teachers’ Pension and Annuity Fund (“TPAF”), between June 30, 2013 and June 30, 2014, the ratio decreased by 1.3% from 7.5 to 7.4 and, between June 30, 2014 and June 30, 2015, the ratio worsened and decreased by 9.5% from 7.4 to 6.7.

Although, as of December 7, 2016, the level of accumulated assets in the Pension Plans did not jeopardize the payment of pension benefits in the short term, the long-term impact of continuation of a funding policy that allows the State to contribute less than the actuarially recommended contributions could impact, at some point, the Pension Plans’ ability to meet their obligations absent significant additional contributions by the State, investment returns in excess of the assumed rate of return or actions or events resulting in reductions to liabilities of the Pension Plans.

Risk Measures. The ratio of market value of assets to the prior year’s benefit payments also provides an indication of the ability of the Pension Plans to meet their benefit obligations. The July 1, 2015 actuarial reports, which set forth the actuarial valuations as of June 30, 2015, include certain information described in the actuarial valuations as “risk measures” in either tabular or textual format for each of the individual Pension Plans. This information was designed to provide an indicator, described in several of the individual actuarial valuations as a “simplistic measure” of the number of years that the assets of the Pension Plans can cover benefit payments. The benefit payments used in the data are those actually paid out to retirees in Fiscal Year 2015 and exclude increases in the number of retirees, future increases in those payments, State and member contributions and investment income. Differences in the Pension Plans make the aggregation of such individual data in a single combined presentation inappropriate. For the PERS, between June 30, 2013 and June 30, 2014, the ratio of market assets to the prior year’s benefit payment decreased by 3.0% from 6.7 to 6.5, and between June 30, 2014 and June 30, 2015, the ratio worsened and decreased by 10.8% from 6.5 to 5.8. For TPAF, between June 30, 2013 and June 30, 2014, the ratio decreased by 1.3% from 7.5 to 7.4 and, between June 30, 2014 and June 30, 2015, the ratio worsened and decreased by 9.5% from 7.4 to 6.7.

Legislative Changes To Benefit Levels. The State Legislature has in the past adopted laws that increased the retirement benefits payable by the Pension Plans and may do so in the future. Increases in retirement benefits increase the actuarial accrued liability of the affected Pension Plans which then increases the actuarially recommended contributions for the State for the affected Pension Plans.

State Financial Responsibility for Local Employees. Although local governmental employers participating in the PERS are, for the most part, responsible for funding the normal cost and the unfunded actuarial accrued liability (“UAAL”) relating to the local governmental members of PERS, State statute stipulates that if the assets in the Benefit Enhancement Fund are insufficient to pay the normal cost portion of these increased retirement benefits for a valuation period (which is valued at $44.1 million as of the July 1, 2015 PERS actuarial valuation), the State is to pay that amount of the normal cost portion for the local governmental employers not covered by the assets in the Benefit Enhancement Fund. The Benefit Enhancement Fund was established by State law in 2001 to fund increased retirement benefits. Since the establishment of the Benefit Enhancement Fund, no amounts have been credited to the Fund other than investment earnings. However, as of the July 1, 2015 PERS actuarial valuation, the level of assets in the Benefit Enhancement Fund continue to be sufficient to meet this obligation. The PERS actuarial valuation as of June 30, 2015 valued the Benefit Enhancement Fund in the local governmental portion of PERS at approximately $177.2 million. The State expects that the amounts in the Benefit Enhancement Fund will fund these benefits until the Fiscal Year ending June 30, 2022.

With respect to PFRS, the State makes a contribution to active and retired members of the local governments to cover certain retirement benefit enhancements. For Fiscal Year 2016, the State made a contribution to the PFRS of $138.3 million of which $61.5 million represents funding for enhanced benefits for local PFRS participants. For Fiscal Year 2017, the Fiscal Year 2017 Appropriations Act includes an appropriation to the PFRS of $195.2 million of which $86.5 million represents funding for local participant enhanced benefits

Current and Historical Funding Status and Contributions. From the Fiscal Year ended June 30, 1997 through Fiscal Year ended June 30, 2003, the State made minimal contributions to the Pension Plans because the actuarial value of the assets in each of the Pension Plans exceeded the actuarial accrued liability and the State used that excess as a credit against the actuarially recommended contributions. The UAAL of the Pension Plans has consistently risen since Fiscal Year 2004 in part as a result of the State not contributing the full amount of the actuarially recommended contributions with respect to the Pension Plans since Fiscal Year 2003. These low levels of State funding, coupled with benefit increases and lower than expected investment returns on an actuarial basis have caused funding levels to decrease substantially. Between the July 1, 2004 and July 1, 2010 actuarial valuations, the aggregate Funded Ratio of the Pension Plans declined from approximately 85.4% to 56.4%. As a result of this decline in the Funded Ratio of the Pension Plans, the actuarially recommended contributions of the State increased significantly.

To address the deteriorating financial condition of the Pension Plans, the 2011 Pension and Health Benefit Reform Legislation was enacted, which initially improved the overall funded status of the Pension Plans. As a result of the 2011 Pension and Health Benefit Reform Legislation, the overall funded ratio of the Pension Plans improved from 56.4% to 65.2% and the total UAAL included in the revised actuarial valuations of the Pension Plans decreased by an aggregate of $11.5 billion from $37.1 billion to $25.6 billion as of the revised July 1, 2010 actuarial valuations. The pension reforms provided for a schedule of phased-in contributions but which, due to a shortfall in resources, starting in Fiscal Year 2014, the State no longer follows. Even while the State made these phased-in contributions, because they represented amounts less than the full actuarially recommended contributions, the levels of the State’s contributions caused the UAAL to increase and the Funded Ratio to decrease following the 2011 Pension and Health Benefit Reform Legislation. In Fiscal Year 2015, a contribution to the Pension Plans of $892.6 million was made, which was $3.043 billion less than the full recommended contribution of $3.935 billion. For Fiscal Year 2015, the amount contributed represented the normal cost portion of the actuarially recommended contribution plus an additional $212 million which was allocated to the five active Pension Plans. For Fiscal Year 2016, the State contributed $1.307 billion to the Pension Plans representing 3/10th of the full actuarially recommended contribution. This appropriation is $3.050 billion less than the full actuarially recommended contribution of $4.357 billion. For Fiscal Year 2017, the Fiscal Year 2017 Appropriations Act includes a contribution to the Pension Plans of $1.862 billion, which is slightly less than 4/10th of the full recommended contribution of $4.667 billion based on the completed July 1, 2015 actuarial valuations. Under the modified schedule, until such time as additional reforms are enacted, the Administration’s goal is, as of December 7, 2016, to annually increase the phase-in percentage by 1/10th each fiscal year through Fiscal Year 2022 and resume making full contributions in Fiscal Year 2023. Based on current internal 30-year projections of the State, if all of the assumptions of the Pension Plans are realized and the State continues the Administration’s goal of increasing the phase-in percentage of its contributions by 1/10th each year, the State’s actuarially recommended contribution for Fiscal Year 2023, which is the first year the State would make the full actuarially recommended contribution to the Pension Plans under this goal, is projected as of December 7, 2016, to be approximately $6.3 billion and, as of June 30, 2023, the UAAL and Funded Ratio of the Pension Plans are projected as of December 7, 2016 to be $60.0 billion and 41.3%, respectively.

2011 Pension and Health Benefit Reform Legislation. On June 28, 2011, the 2011 Pension and Health Benefit Reform Legislation was enacted. The major reform measures include raising the member contribution rates in the PERS, TPAF, PFRS, SPRS and JRS. In PERS and TPAF, the member contribution rate was increased from 5.5% to 6.5% with an additional 1% increase phased-in in equal increments over a seven-year period. In PFRS and SPRS, the member contribution rate increased from 8.5% to 10% and from 7.5% to 9%, respectively.

In JRS, the member contribution rate is increasing an additional 9% from 3% to 12%. The JRS member contribution rate increase is being phased-in over a period of seven (7) years. The reforms also include suspending cost-of-living benefits in all Pension Plans, limiting future retirement benefits payable to new members in the PERS and TPAF by increasing the service retirement age from 60 to 65 and the number of years needed to qualify for early retirement benefits from 25 to 30 years with a one quarter of 1% reduction for each month under age 65, and reducing the special retirement benefit for new PFRS members from 65% of final compensation after 25 years of service and 70% of final compensation after 30 years of service to 60% of final compensation after 25 years and 65% after 30 years.

The 2011 Pension and Health Benefit Reform Legislation contains a provision stating that members of the Pension Plans now have a contractual right to the annual required contribution made by the State and local participating employers and failure by the State and local employers to make annual required contributions is deemed an impairment of the contractual right of each member. However, the Supreme Court issued an opinion on June 9, 2015 holding that “the [State] Legislature and Governor were without authority to enact an enforceable and legally binding long-term financial agreement through” Chapter 78. Therefore, the pension funding right in Chapter 78 is subject to appropriation.

The pension reforms also include a change in the amortization method that calculates the amount of the UAAL that is included in the annual pension contribution. Under the new amortization method, the UAAL will be amortized over an open-ended 30 year period and assumed to be paid in level dollars in each year of the amortization period. In addition, beginning with the July 1, 2019 actuarial valuation, the UAAL will be amortized over a closed 30 year period until the remaining period reaches 20 years, when the amortization period will revert to an open-ended 20 year period. The State has indicated that this change in the amortization method will ensure that a portion of the UAAL is assumed to be retired in the year that the recommended rates calculated by the actuarial valuation are applied, assuming that the State makes the full actuarially recommended contribution.

The pension reforms also include the establishment of six new pension committees for the Pension Plans which, together with the State House Commission for JRS, will have the discretionary authority to modify various aspects of the Pension Plans once they meet a targeted funded ratio. The target funded ratio was initially set at 75% in Fiscal Year 2012 and increases annually in equal increments to 80% by Fiscal Year 2018. After reaching the targeted funded ratio, these committees (and the State House Commission for JRS) will have the discretionary authority to modify member contribution rates, the formula for calculation of final compensation or final salary, the fraction used to calculate a retirement allowance, and the age at which a member may be eligible for service and early retirement benefits. The committees will also have the authority to reactivate the cost of living adjustment on pensions and to modify the basis for the calculation of the cost of living adjustment and set the duration and extent of the activation when the targeted funded ratio is reached. However, no decision of the committees (or the State House Commission for the JRS) can be implemented if the direct or indirect result of the decision causes the projected funded ratio of the applicable Pension Plan to fall below the targeted funded ratio in any valuation period during the 30 years following the implementation of the decision as determined by the actuary for the applicable Pension Plan.

Alternate Benefit Program. In addition to these defined benefit programs, the State also maintains the Alternate Benefit Program (“ABP”), which is a defined contribution plan for eligible employees of the public institutions of higher education in the State. Employer and employee contributions under the ABP are paid to authorized investment carriers who offer participants a variety of investment choices. The seven investment carriers for this program are ING Life Insurance and Annuity Company, Met Life, TIAA- CREF, VALIC, AXA Financial (Equitable), The Hartford and Prudential Retirement. The State pays the employer pension contribution to the ABP at a rate equal to 8.0% of the member’s base salary. In addition, the State provides funding to cover the cost of noncontributory group life insurance and long-term disability insurance coverage for ABP participants. For Fiscal Years 2014 and 2015, the State contributed $186.6 million and $185.5 million, respectively, to cover pension contributions and to provide funding for noncontributory group life insurance and long-term disability benefits. For Fiscal Year 2016, the Fiscal Year 2016 Appropriations Act included $195.3 million to cover ABP pension and insurance benefit costs and, for Fiscal Year 2017, the Fiscal Year 2017 Appropriations Act includes $189.6 million to cover such benefit costs. Since the ABP is a defined contribution plan and not a defined benefit plan, the State’s sole obligation with respect to the ABP is to make the annual contributions and the State has no responsibility to ensure that the participating employees ultimately receive a level of benefit.

Defined Contribution Retirement Program. The State Legislature adopted legislation in the Fiscal Year ending June 30, 2007, P.L. 2007, c. 92, amended by P.L. 2007, c. 103, P.L. 2008, c. 89, and P.L. 2010, c. 1, which required the establishment of the Defined Contribution Retirement Program (the “DCRP”). The DCRP includes a defined contribution plan providing pension benefits for elected and appointed officials, for certain PERS, TPAF, PFRS and SPRS employees with pensionable wages in excess of the Social Security wage base limit and certain part-time employees ineligible for membership in the PERS and TPAF. The DCRP also includes noncontributory group life insurance and long-term disability benefits for participants. The employee pension contribution rate for the DCRP is 5.5%. Employers are required to contribute an additional 3.0% of base salary on behalf of employees enrolled in the plan to fund pension benefits. With regard to PERS, TPAF, PFRS and SPRS members that are enrolled in the DCRP because their pensionable wages exceed the Social Security wage base limit, contributions are based on compensation in excess of the Social Security wage base limit.

Eligibility for membership in the DCRP was expanded in accordance with L. 2010, c. 1. Under this legislation, those who are no longer eligible for the PERS and TPAF because they work less than full-time are eligible to participate in the DCRP, provided their annual salary is $5,000 or higher.

For Fiscal Years 2015 and 2016, the State contributed $1.3 million and $1.4 million, respectively, to the DCRP to cover pension and insurance benefit costs. For Fiscal Year 2017, the Fiscal Year 2017 Appropriations Act includes an appropriation of $1.8 million to cover pension and insurance benefit costs. For Fiscal Year 2017, the Fiscal Year 2017 Appropriations Act includes $1,252,000 as the State’s pension contribution to the DCRP and $581,000 to cover insurance benefit costs.

Central Pension Fund. The State also administers the Central Pension Fund (“CPF”), which is a single employer noncontributory defined benefit plan for special groups that are not included in other State administered systems. The State funds the CPF on a pay-as-you-go basis. There are no State or local government employees covered by the CPF.

Noncontributory Life & Long-Term Disability Insurance. The State funds noncontributory life insurance benefit costs for active and retired State employees. State appropriations are received on a monthly basis to cover actual benefit charges incurred and payable to beneficiaries of active and retired State employees plus administrative fees charged by the insurance providers. The State funds these benefit costs on a pay-as-you-go basis and does not actuarially determine the future liability of these benefit costs; therefore benefit costs can fluctuate from year to year. For Fiscal Years 2015 and 2016, the State contributed $77.8 million and $75.3 million, respectively, to cover noncontributory life insurance benefit costs. For Fiscal Year 2017, the Fiscal Year 2017 Appropriations Act includes $82.7 million to fund anticipated noncontributory insurance benefit costs.

Under L. 2010, c. 3, the State is required to provide long-term disability (“LTD”) insurance coverage to PERS and TPAF members hired after May 22, 2010. Through Fiscal Year 2015, the State had incurred no benefit costs as a result of this coverage. However, beginning in Fiscal Year 2016, the State was required to pay premiums for this LTD coverage under an agreement negotiated between the State and the State’s insurance provider. For Fiscal Year 2016, the State contributed $5.1 million in LTD premiums to provide coverage to eligible employees. For Fiscal Year 2017, the Fiscal Year 2017 Appropriations Act included $5.3 million to cover premium costs.

Post-Retirement Medical Benefits for State Employees

In addition to the pension benefits, the State provides post-retirement medical (“PRM”) benefits for certain State and other retired employees meeting the service credit eligibility requirements. This includes retired State employees of PERS, TPAF, PFRS, SPRS, JRS and ABP; local retired TPAF and other school board employees; and some local PFRS retirees. To become eligible for this State-paid benefit, a member of these Pension Plans must retire with 25 or more years of pension service credit or on a disability pension. These benefits are provided through the State Health Benefits Program (“SHBP”) and the School Employees’ Health Benefits Program (“SEHBP”). The SHBP and the SEHBP are administered by the Division of Pensions and Benefits. The benefits provided include medical, prescription drug, and Medicare Part B and Part D reimbursement for covered retirees, spouses and dependents. In Fiscal Year 2016, the State paid PRM benefits for 145,060 State and local retirees.

The State funds post-retirement medical benefits on a “pay-as-you-go” basis, which means that the State does not pre-fund, or otherwise establish a reserve or other pool of assets against the PRM expenses that the State may incur in future years. For Fiscal Years 2015 and 2016, the State contributed $1.684 billion and $1.829 billion, respectively, to pay for pay-as-you-go PRM benefit costs incurred by covered retirees. The increase in the State’s pay-as-you-go contribution between Fiscal Year 2015 and Fiscal Year 2016 is attributable to rising health care costs and an increase in the number of participants qualifying for State-paid PRM benefits at retirement. For Fiscal Year 2017, the Fiscal Year 2017 Appropriations Act includes $1.930 billion to cover PRM benefit costs. The State expects that funding to cover the pay-as-you-go PRM benefit costs would continue to increase going forward. However, as a result of health reform measures enacted by the State in 2011, including a requirement that certain future retirees eligible for State-paid coverage contribute toward such coverage, the State believed the rate of growth in the State’s contribution should begin to decrease in the future.

In accordance with the provisions of Government Accounting Standards Board (“GASB”) Statements No. 43 and 45, the State is required to quantify and disclose its obligations to pay PRM to current and future retirees. Based on the most recent valuation of these benefits and as summarized in the report, “Postemployment Benefits Other Than Pension Actuarial Valuation,” submitted to the Division of Pensions and Benefits by Aon Hewitt in June 2016, the Fiscal Year 2015 actuarial accrued liability of the State to provide PRM to active and retired members of the Pension Plans, which is based upon GASB Statement No. 43 results as of July 1, 2015, has been measured to be $67,503.3 million, an increase of $2,457.1 million or 3.78% as compared to the Fiscal Year 2014 actuarial accrued liability of $65,046.2 million. An informational copy of the valuation report is posted on the Division of Pensions and Benefits’ website at: http://www.state.nj.us/treasury/pensions/financial-rprts-home.htm. GASB Statement No. 45 does not impose any requirement on the State to pre-fund its PRM actuarial accrued liability.

Pension and Health Benefits Reform. On June 28, 2011, the Governor signed into law health benefits reform as part of the 2011 Pension and Health Benefits Reform Legislation which requires all public employees participating in the SHBP and SEHBP to contribute more toward their health insurance coverage. The legislation also requires certain future retirees eligible for State-paid health insurance coverage at retirement to contribute toward the cost of their post-retirement medical coverage. Specifically, the 2011 Pension and Health Benefits Reform Legislation requires active employees to pay a percentage of the premium for the level of coverage selected by the employee. The percentage will vary based on the employee’s base salary and the coverage level and will range from 3% for the lowest paid employees to 35% for the highest paid employees. For those employees employed as of June 28, 2011, the contribution rates will be phased-in over a four year period in increments of 25% per year. New employees hired on or after June 28, 2011 will be required to contribute at the full rate. The 2011 Pension and Health Benefits Reform Legislation established a minimum employee contribution of 1.5% of salary in the first year due to the four (4)-year phase-in provision; however, beginning in the second year of the four (4)-year phase-in period, which commenced in July 2012, most employees were required to pay a higher contribution based on the new percentage. By July, 2014, the four (4)-year phase-in period will be completed for most State employees. Pursuant to the 2011 Pension and Health Benefits Reform Legislation, future retirees eligible for PRM coverage who on June 28, 2011 had less than 20 years of creditable service will also be required to pay a percentage of the cost of their health care coverage at retirement under the new law provided they retire with 25 or more years of pension service credit. However, the percentage of the premium for which the retiree will be responsible will be determined based on the retiree’s annual retirement benefit and level of coverage.

In accordance with the 2011 Pension and Health Benefits Reform Legislation, two new Plan Design Committees have been formed, one for the SHBP and one for the SEHBP. These new committees have established new plan design options for participating employees and retirees in the SHBP and SEHBP with lower premiums in exchange for higher copayments, deductibles and other participant costs. The new plan design options include High Deductible Health Plans with a Health Savings Account component. The State Health Benefits Commission and the School Employees’ Health Benefits Commission took such changes into account in approving changes to rates on October 12, 2011, which were effective beginning January 1, 2012. The Commissions approved additional lower cost plan design options established by the design committees which were available to participants beginning January 1, 2014. The State Health Benefits Committee approved a Tiered Network Plan, which was available to State participants beginning in plan year 2016. The State Health Benefits Program Plan Design Committee, at a meeting on July 6, 2015, approved a package of prescription and health plan changes that is expected to reduce the cost to the State of providing prescription and health coverage to State employees and retirees. The changes include restricting compound medications, prioritizing Hepatitis C treatments, limiting chiropractic and acupuncture out-of-network coverage, and increasing emergency room copays in some plans. As of December 7, 2016, these changes were projected to result in calendar year 2016 gross savings of over $100 million. In January 2016, the School Employees’ Health Benefits Program Plan Design Committee approved restricting compound medications and prioritizing Hepatitis C treatments effective as soon as possible but no later than April 1, 2016. As of December 7, 2016, these changes were projected to result in calendar year 2016 gross savings of approximately $97 million. Fiscal Year 2017 recommended appropriations for active health benefits and post-retirement medical benefits assume $250 million in additional savings from future reforms. Reforms can be enacted by the State Health Benefits Plan Design Committee and the School Employees’ Health Benefits Plan Design Committee, respectively or through legislation. In light of the under-appropriation of $250 million for Fiscal Year 2017, the Governor issued EO 209 ordering the freezing of certain appropriations until reforms or other budgetary initiatives are promulgated.

The total UAAL for post-retirement medical benefits for which the State is liable increased by $2.457 billion or 3.78% between the July 1, 2014 and July 1, 2015 actuarial valuations from $65.046 billion to $67.503 billion. The State attributed this significant increase in the UAAL to the State continuing to fund post-retirement medical benefits strictly on a pay-as-you-go basis as opposed to prefunding benefits by making the actuarially recommended contribution. This increase was mitigated by gains resulting from the reform measures approved by the State Health Benefits Commission and School Employees’ Health Benefits Commission in 2015 and 2016. Major factors that caused this significant increase in the UAAL between the July 1, 2013 and July 1, 2014 other post-employment benefit (“OPEB”) valuations included the following: (1) new mortality assumption tables were utilized in the 2014 valuation which assume longer life expectancies as compared to the prior mortality assumptions; and (2) the trend rates used to forecast future retiree prescription drug costs were increased as a result of recent poor experience and projected future increases in retiree prescription drug costs. In addition, as a result of Federal healthcare reform, certain health plans will be subject to a 40% excise tax on per capita medical benefit costs that exceed certain prescribed thresholds. The 40% excise tax was effective beginning in plan year 2018; however, recent federal legislation has postponed the assessment of the excise tax until plan year 2020. The excise tax is slated to be applied to the annual aggregate value of individual coverage in excess of $10,200 and family coverage in excess of $27,500. As of December 7, 2016, the State anticipated that several of the health plans offered by the State under the SHBP and SEHBP will be subject to this excise tax. Based on the revised medical and prescription drug trend assumptions used in the 2014 valuation, the projected liability associated with the excise tax has increased between the July 1, 2013 and July 1, 2014 OPEB valuations. The State believed the reduction in the post-retirement medical UAAL between the July 1, 2010 and July 1, 2011 actuarial valuations was mainly attributable to a change in the prescription drug Medicare integration from the Retiree Drug Subsidy to an Employer Group Waiver Program (“EGWP”) effective January 1, 2012. In addition,

GASB regulations allow such federal payments and reimbursements under EGWP to be reflected in the total UAAL. As a result of the change in the prescription drug Medicare integration, the State’s portion of the total UAAL for post-retirement medical benefits decreased by an estimated $9.437 billion or 16% as of the July 1, 2011 actuarial valuation. The State believed the reduction in the State’s portion of the total post-retirement medical UAAL between the July 1, 2010 and July 1, 2011 actuarial valuations was also attributable to the health reform measures included in the 2011 Pension and Health Benefits Reform Legislation, which lowered unfunded accrued liabilities by approximately 4.0% or $2.5 billion as of July 1, 2011.

Debt Service on General Obligation Bonds and State Appropriation Obligations

The total Fiscal Year 2017 appropriation for debt service on General Obligation Bonds and State Appropriation Obligations is $3,762.8 million. Of this amount, $340.8 million represents principal and interest payments for General Obligation Bonds.

The Fiscal Year 2017 Appropriations Act includes appropriations in the aggregate amount of $3,422.0 million for debt service on State Appropriation Obligations. Such appropriations are contained within the multiple functional categories, including State Aid, Grants-in-Aid, Direct State Services and Capital Construction.

Factors That May Affect Fiscal Year 2017 Appropriations

Fiscal Year 2017 appropriations are based on an estimate of various costs. There are various factors that could result in expenditures being significantly higher or lower than current forecasts.

Health Benefits

In Fiscal Year 2016, both the State Health Benefits Plan Design Committee, and the School Employees’ Health Benefit Plan Design Committee established pursuant to Chapter 78 approved prescription drugs and health benefits plan design changes that are anticipated to reduce the cost to the State of providing prescription drugs and health benefits coverage to State employees, State retirees and local teacher retirees. The State Health Benefits Plan Design Committee approved changes that include eliminating coverage for approximately 95% of compound medications, prioritizing Hepatitis C treatments, limiting chiropractic and acupuncture out-of-network coverage and increasing most emergency room co-pays. The School Employees’ Health Benefits Plan Design Committee approved changes that eliminated approximately 95% of compound medications and prioritized Hepatitis C treatments. The savings from these changes first impacted calendar year 2016 claims costs and resulted in $197.2 million in net savings budgeted in Fiscal Year 2017.

Fiscal Year 2017 appropriations for active health benefits and post-retirement medical benefits assume $250 million in additional savings from future reforms. Reforms can be enacted by the State Health Benefits Plan Design Committee and the School Employees’ Health Benefit Plan Design Committee, or through legislation. Through the end of Fiscal Year 2016, no plan design reforms were approved. To address this issue, the Governor issued EO 209 on June 30, 2016. EO 209 required that the Budget Director reserve items of appropriation to ensure the State budget remains in balance. As of December 7, 2016, a total of approximately $188.5 million has been reserved. This amount includes all items of appropriation added by the State Legislature, 50% of transitional aid for certain municipalities experiencing financial issues and management challenges, and various State aid, grants in aid and other items of appropriation. If the plan design savings are not achieved and if sufficient lapses in appropriations are not realized, a supplemental appropriation would be needed to continue to fully fund the State Health Benefits Program and the School Employees’ Health Benefits Program and the State may be required to use undesignated fund balance to fund these programs.

Transportation Funding

All legislatively authorized bonding capacity for transportation projects by the TTFA has been exhausted. Though the Fiscal Year 2017 Appropriations Act includes a $1,600.0 million Transportation Capital Program, no legislation to replenish the Transportation Trust Fund had, as of December 7, 2016, been approved. Legislative bills A10 and A12, which would authorize new bonding capacity for the TTFA and provide for revenue sources to pay debt service have both passed the General Assembly, but had not, as of December 7, 2016, been voted on by the State Senate. As a result, the Governor issued EO 210 on June 30, 2016, in which he ordered a shutdown of projects funded by TTFA, both State and local, except for projects being identified as being essential for the health, safety and welfare of the public or projects which are funded with federal funds.

The remaining balances held in the Transportation Trust Fund are only expected to be spent on transportation projects that are deemed absolutely essential. On August 17, 2016, in anticipation that all TTFA funds will be exhausted by the end of August, 2016, the Governor issued EO 213, to provide for funding for transportation projects that are essential for health, safety and welfare of the public or which are required to ensure the receipt of federal funding. EO 213 provides for the use of appropriation authority from other line items in the Fiscal Year 2017 Appropriations Act and therefore is not anticipated by the State to impact the ending undesignated fund balance. In the event that the shutdown continues past the point at which all TTFA funds are depleted as well as transfers from other line items, it may be necessary for a supplemental appropriation to fund health, safety and welfare projects. In addition, the State may face various delay and other claims by contractors and consultants working on such projects, along with potential claims by local government units which received TTFA funding awards for local transportation projects. Given the diverse transportation projects, varying impacts on those projects and uncertainty surrounding whether and when claimants would seek relief against the State, the State was unable as of December 7, 2016 to estimate its exposure for these claims.

Other Factors

In recent years, the need for the Tort Claims Liability Fund and the Medical Malpractice Self-Insurance Fund for Rutgers, The State University of New Jersey, Rowan University and University Hospital has exceeded originally appropriated levels. In Fiscal Year 2017 medical costs for NJ FamilyCare and for State employee health care costs could fluctuate based on actual utilization rates and varying prescription drug prices and rebates. The State contracts with managed care organizations (“MCOs”) to provide services to most NJ FamilyCare clients at an annual State cost of approximately $2.6 billion, which includes the cost of the home and community-based services portion of managed long term services and supports. In addition, NJ FamilyCare resources assume recoveries from fraud, national settlements, pharmaceutical rebates, and other sources that have been historically difficult to predict. Projected costs in these areas are closely monitored and constantly updated.

Residential placement costs for clients with developmental disabilities and mental health issues could fluctuate based on the number of clients needing emergency placements, which could require supplemental funding in Fiscal Year 2017. Projected costs in this area are closely monitored and constantly updated.

Contracts with the majority of Executive Branch employees expired on June 30, 2015 and contracts for all Judicial Branch employees expired on June 30, 2016. Additional costs may be incurred if the new contracts provide increases in excess of those budgeted in the Fiscal Year 2017 Appropriations Act.

A base allocation of $10.4 million for winter operations is included in the Fiscal Year 2017 Appropriations Act. The Budget Director is authorized to provide supplemental appropriations for costs in excess of the base. Between Fiscal Years 2013 and 2016, these annual supplemental appropriations have averaged roughly $69 million.

As of December 7, 2016, all of New Jersey Transit Corporation’s bus, police and rail unions have reached new collective bargaining agreements and if New Jersey Transit Corporation is unable to support the increase in labor costs, additional General Fund support beyond the current subsidy may be required prior to the end of Fiscal Year 2017.

The School District of Atlantic City and the City of Atlantic City are facing extraordinary levels of financial distress due, in large part, to casino industry challenges. The Governor’s signed the Municipal Stabilization and

Recovery Act (“MSRA”) which allows for a short-term loan to be made to a municipality in need of stabilization. Fiscal Year 2017 appropriations include: (1) a $32.0 million appropriation of Commercial Valuation Stabilization Aid that the Commissioner of Education may make available to the School District of Atlantic City and (2) significant funding through a Transitional Aid program that the Director of the Division of Local Government Services in the Department of Community Affairs may make available to distressed communities including the City of Atlantic City. The State is aggressively pursuing cost controls in both the School District of Atlantic City and the City of Atlantic City and monitoring the financial situation. A deadline was set for the City of Atlantic City to produce and adopt a satisfactory 5 year recovery plan by November 3, 2016, with MSRA being authorized by the State to assume responsibility for day-to-day operations and planning of the City of Atlantic City if such plan was not adopted by that date. On November 14, 2016, U.S. Senator Jeffrey S. Chiesa was designated by the Department of Community Affairs to take charge of Atlantic City’s financial matters in accordance with the MSRA.

EO 209 directs the Treasurer in consultation with the Attorney General “…to determine the specific steps that would be necessary to withdraw the State of New Jersey from the Reciprocal Personal Income Tax Agreement Between the Commonwealth of Pennsylvania and the State of New Jersey, and shall prepare an estimate of the effects such a withdrawal would have on New Jersey’s revenue collections.” The agreement may be ended by either state on any January 1 following 120 days of written notice. For New Jersey, ending the agreement would generate about $180 million annually. As of December 7, 2016, if the agreement came to an end on January 1, 2017, the State expected Fiscal Year 2017 revenues would be increased by an additional $72 million.

P.L. 2016, Chapter 9, adjusts the payout rate for Business Employment Incentive Program (“BEIP”) grants accrued but not paid during calendar years 2008 through 2013 and that have been converted to tax credits. The original payout rates beginning in 2017 were to be paid at the rate of 30% the first year, 30% the second year, 20% the third year, and 10% in each of the following two years. The new payout rates per year, beginning in 2017, are now 5%, 20%, 25%, 25%, and 25%, respectively. The State expects as of December 7, 2016 this would provide an additional $135 million of Corporation Business Tax revenue and has been factored into the revenue forecast.

Following enactment of the annual appropriations act, the State closely monitored revenues and expenditures, comparing actual results to projections. Such monitoring has identified where actual expenditures and commitments in various items of appropriation have been less than originally anticipated. Though the factors above could require certain supplemental appropriations in Fiscal Year 2017, identified budget savings have offset fully or substantially the need for supplemental appropriations in prior fiscal years. In the past, factors resulting in such budget savings have included, but have not been limited to: attrition of the State workforce; trend changes in the marketplace; and shifts in demographics and service beneficiaries’ utilization rates. Consistent with past experience, the State expects that certain appropriations will exceed actual expenditures and commitments by the close of Fiscal Year 2017, allowing for flexibility to either fully or substantially address the need for other appropriations that arise through the course of the fiscal year, or to add to the undesignated fund balance.

REVENUE SOURCES AND STATE FUNDS

General Fund

Governmental funds finance most Direct State Services, which support the normal operations of State government. The governmental funds’ financial statements focus on current inflows and outflows of expendable resources and the unexpended balances at the end of a fiscal year that are available for future spending. Governmental fund information helps determine whether or not there was an addition or a reduction in financial resources that can be spent in the near future to finance State programs.

The State’s governmental funds are the General Fund, which receives revenues from taxes that are unrestricted by statute, most federal revenue and certain miscellaneous revenue items; the Property Tax Relief Fund, which receives revenues from the New Jersey Gross Income Tax and revenues derived from a tax rate of 0.5% imposed under the Sales and Use Tax both of which are constitutionally dedicated toward property tax relief and reform; the Special Revenue Funds, which are used to account for resources legally restricted to expenditure for specified purposes; and the Capital Projects Funds, which are used to account for financial resources to be used for the acquisition or construction of major State capital facilities. The Capital Projects Funds includes the State Transportation Fund which is used to account for financial resources for State transportation projects. These funds are reported using the modified accrual basis of accounting, which measures cash and all other financial assets that can readily be converted to cash.

Property Tax Relief Fund

The Property Tax Relief Fund is used to account for revenues from the New Jersey Gross Income Tax and for revenues derived from a tax rate of 0.5% imposed under the Sales and Use Tax that is constitutionally dedicated toward property tax reform. Revenues realized from the Gross Income Tax and derived from a tax rate of 0.5% imposed under the Sales and Use Tax are dedicated by the State Constitution. All receipts from taxes levied pursuant to the New Jersey Gross Income Tax on personal income of individuals, estates, and trusts must be appropriated exclusively for the purpose of reducing or offsetting property taxes. Annual appropriations are made from the Fund, pursuant to formulas established by the State Legislature, to counties, municipalities and school districts. The Property Tax Relief Fund was established by the New Jersey Gross Income Tax Act, N.J.S.A. 54A:9-25, approved July 8, 1976.

Proprietary Funds

Proprietary Funds are used to account for State business-type activities. Since these funds charge fees to external users, they are known as enterprise funds.

Fiduciary Funds

Fiduciary Funds, which include the State’s Pension Plans, are used to account for resources held by the State for the benefit of parties outside of State government. Unlike other government funds, fiduciary funds are reported using the accrual basis of accounting.

Component Units-Authorities

Component Units-Authorities account for operations where the intent of the State is that the cost of providing goods or services to the general public on a continuing basis be financed or recovered primarily through user charges, or where periodic measurement of the results of operations is appropriate for capital maintenance, public policy, management control or accountability. Component Units-Colleges and Universities account for the operations of the eleven State colleges and universities including their foundations and associations.

Federal Aid

In general, federal aid receipts in the General Fund and Special Transportation Fund of the State do not have a material impact on the financial condition of the General Fund of the State because federal aid receipts are required to be applied to specific designated expenditures, and the amount of federal aid receipts matches the amount of such expenditures. In some circumstances, federal aid receipts do impact the General Fund because they offset expenditures that the State would otherwise be required to make. In addition, with respect to many of the programs pursuant to which the State receives federal aid, the State is subject to audits of the expenditures to ensure that the State complied with the program requirements. In instances in which the State makes expenditures in violation of program requirements, the State may be obligated to repay the federal government the amounts of such expenditures and other associated amounts.

Actual federal aid receipts in the General Fund and Special Transportation Fund for Fiscal Years 2013 through 2015, which are non-budgeted revenues, amounted to $10,797.0 million, $12,837.7 million and $14,428.5 million, respectively. Federal receipts in the General Fund and the Special Transportation Fund for Fiscal Year 2016 and for Fiscal Year 2017 are estimated to be $15,666.5 million and $14,631.1 million respectively. Such federal aid receipts for Fiscal Year 2017 are composed of $8,959.2 million for health related family programs under Titles XIX and XXI, $1,134.9 million for other human services, $900.9 million for Title I and other education, $463.3 million for labor, $945.2 million for transportation, and the remainder for all other federal aid programs.

Disaster Relief Aid following Super Storm Sandy

The federal Disaster Relief Appropriations Act of 2013 (the “Disaster Relief Act”) appropriated approximately $50.38 billion (later reduced by sequestration to $47.9 billion) to various federal agencies to assist states and local communities with the impacts of Super Storm Sandy, including funding provided directly to private homeowners and businesses. Leveraging available resources, New Jersey has launched nearly 80 programs and initiatives to help Sandy-impacted homeowners, renters, businesses, and communities recover and rebuild.

The State is administering programs funded by a number of federal funding streams. Some of these funding streams require the State or other grantee to contribute a non-federal cost share, also known as “match.” The following is a list of some of the major programs administered by the State that contain a match obligation, along with the State’s intended means of satisfying the match: The Federal Emergency Management Agency’s (“FEMA”) Public Assistance program contains a 10% match requirement. As of June 30, 2016, FEMA has approved approximately $456 million in connection with State public assistance projects and has obligated, or intends to support, approximately $418 million of this cost. As of December 7, 2016, the Federal Transit Administration (“FTA”) has allocated New Jersey Transit a total of $1.827 billion of Public Transportation Emergency Relief Funds in response to Super Storm Sandy. This included $551 million in repair, recovery and resilience projects and $1.276 billion in federal funds allocated through a competitive resiliency grant program. As of December 7, 2016, New Jersey Transit has obligated $410 million of the $551 million allocated. The $551 million has a 10% match for all activities except for expenses incurred between October 30, 2012 and November 14, 2012, which were 100% reimbursable. New Jersey Transit indicated that it intends to finance this match obligation with Transportation Trust Fund (“TTF”) funding and Transportation Development Credits. Transportation Development Credits (formerly known as Toll Revenue Credits) provide a credit toward a project’s local share using toll revenues. The credit is provided to encourage states to use toll roads because toll roads do not receive federal highway funds. The State has amassed a large toll credit account through the New Jersey Turnpike Authority, and New Jersey Transit will apply a portion of those Transportation Development Credits to the Super Storm Sandy repair work. The $1.276 billion of Competitive Resiliency projects requires a 25% match. New Jersey Transit intends to finance this match obligation with TTF funding. The State intends to address the vast majority of the remaining match obligation using Community Development Block Grant—Disaster Recovery (“CDBG-DR”) funding received from the U.S. Department of Housing and Urban Development. FEMA’s Hazard Mitigation Grant Program contains a 25 percent match requirement. The State intends to address this match responsibility utilizing soft match generated by in-kind sources. Projects authorized by the Federal Highway Administration (“FHWA”) carry a 20 percent non-federal cost share, depending on the project. Based on December 7, 2016 projections, the State estimated that the non-federal cost share for FHWA projects would approach $76 million. The State intended to address this match obligation with CDBG-DR funds. The U.S. Environmental Protection Agency allocated $229 million to New Jersey to address the impacts to water and wastewater systems across New Jersey. The State intended to address the 20 percent match obligation with CDBG-DR funds. The U.S. Army Corps of Engineers (“Army Corps”) received funding from the Disaster Relief Act to replenish previously constructed beaches, and also to fund the construction of previously authorized, but unconstructed engineered beach systems along the New Jersey coastline. Under the Act, previously authorized projects that received construction funds in the last three years are funded 100 percent by the Army Corps. All other previously-authorized, but unconstructed projects have a cost share of 35 percent. The State intended to finance this match obligation as provided by the Disaster Relief Act, which would require repayment from State resources. In addition, the Army Corps is studying certain regions to determine whether additional projects should be pursued. Generally, the Army Corps funds these studies at 50 percent. As of December 7, 2016, it was anticipated that dedicated Shore Protection funding would provide the required State matches.

As recovery progresses, the State believes it is likely that some projections may understate or overstate the State’s actual non-federal cost share needs across all federal funding sources. The State has appropriated $40 million to support any unanticipated costs, including expected problems identifying funding to support the non-federal cost share. As of December 7, 2016, the State had expended approximately $23.9 million of the $40 million in funding and has earmarked the remaining balance. The Disaster Relief Act allocated funding to the various Offices of Inspector General (“OIG”) to conduct audits and investigations related to the expenditure of disaster relief aid. Audits have already been undertaken by the OIG from the U.S. Department of Homeland Security, the U.S. Department of Housing and Urban Development, the U.S. Department of Transportation, and the U.S. Department of Health and Human Services. As December 7, 2016, the State anticipated that there would be continued audit activity throughout the duration of the federally funded Sandy programs. As with any federal OIG audit or investigation, there is the potential for de-obligation of federal funding in the event of non-compliance with federal statutes or regulations.

Office of Inspector General Audit of Medicaid

In addition, Medicaid disallowances may be issued during federal Fiscal Year 2016 (which ends September 30, 2016) or 2017 (which ends September 30, 2017) based on a series of federal Office of the Inspector General program audits of claim documentation and cost allocation methodologies. The Department of Human Services disputes these findings and is taking steps to minimize the final impact of these audits. As of December 7, 2016, eighteen audits which in the aggregate total in the hundreds of millions of dollars, were in draft or final form but, due to possible revisions or appeals, the final amounts and timing of any repayments are uncertain. As of December 7, 2016, the State was unable to estimate its exposure, but has reserved over a hundred million dollars in federal revenues to offset these potential disallowances.

Impact of Budget Control Act of 2011

As of December 7, 2016, the State continued to evaluate the effects of the federal Budget Control Act of 2011. However, the impact of the federal Fiscal Year 2016 reductions and the programs impacted could not be determined until the federal Fiscal Year 2016 budget process was completed.

State Unemployment Insurance Trust Fund

In Fiscal Year 2016, the Unemployment Insurance Trust Fund (the “Trust Fund”), which provides funding for unemployment benefits in the State, received approximately $2.6 billion in contributions from employers and workers while paying out approximately $2.1 billion in regular, annual State unemployment benefits (excluding benefits paid entirely by the federal government) on a cash basis. In Fiscal Year 2017, contributions from employers and workers are expected to approximate $2.3 billion, while regular State unemployment benefits are expected to approximate $2 billion. As of June 30, 2016, the State’s trust fund balance, on a cash basis, was $1.6 billion.

Under State law, the State unemployment tax rate charged to employers during a fiscal year is determined by State statutory formula based on the status of the Trust Fund in relation to total taxable wages as of March 31st of the preceding fiscal year. For Fiscal Year 2017, the statutorily calculated employer tax rate decreased from Fiscal Year 2016. The minimal base Federal Unemployment Tax Act rate did not change and remained at 0.6%. The employee State unemployment rate did not change and remained at 0.38%.

Programs Funded Under Appropriations in Fiscal Year 2015

Of the $34,509.4 million appropriated for Fiscal Year 2017 from the General Fund, the Property Tax Relief Fund, the Casino Control Fund, the Casino Revenue Fund and the Gubernatorial Elections Fund, $14,975.6 million (43.4%) was appropriated for State Aid, $10,332.2 million (29.9%) was appropriated for Grants-in- Aid, $7,313.4 million (21.2%) was appropriated for Direct State Services, $1,547.4 million (4.5%) was appropriated for Capital Construction and $340.8 million (1.0%) was appropriated for Debt Service on State General Obligation Bonds.

State Aid

State Aid is the largest portion of Fiscal Year 2017 appropriations. These consist of payments to, or on behalf of, local government entities including counties, municipalities and school districts, to assist them in carrying out their local responsibilities. The largest State Aid appropriation, in the amount of $13,302.8 million, is recommended for local preschool, elementary and secondary education programs. Of this amount, $8,620.6 million in formula aid for PreK-12 education, including School Choice Aid, is to be distributed. The State indicated that aid would be determined using a modified funding formula in Fiscal Year 2017. Weights and cost coefficients used in the formula would be based on the statutorily-required Educational Adequacy Report. Districts that would otherwise lose funding would be held flat, and districts that would receive increases are being funded at 3.5% of that increase in the core formula categories. The Fiscal Year 2017 appropriation also included new funding of $13.4 million for Professional Learning Community Aid, which is provided to districts at $10 per pupil so that every school district was appropriated an increase in State Aid for Fiscal Year 2017. The 2017 Appropriations Act also appropriated a new category of aid—Host District Support Aid—that would provide additional funding of $25.9 million to school districts, that in addition to Charter School Aid, would ensure that no charter school will receive less base per pupil funding than in Fiscal Year 2016. The methodologies used to calculate aid are different than the statutory funding formula, and, as of December 7, 2016, the appropriated amounts continue the practice of supporting one month of prior year payments, while shifting the last month of current year payments to the following fiscal year. In addition to formula aid for PreK12 education, $898.3 million was appropriated for debt service on School Facilities Construction Bonds issued by the NJEDA, $46.0 million is appropriated in School Building Aid to school districts, and $72.5 million was appropriated for School Construction Debt Service Aid to school districts. A new category of aid—Lead Testing for Schools—is expected to provide $10.0 million to reimburse school districts for the costs associated with testing school drinking water supplies for lead. Also, $3,229.0 million is appropriated on behalf of school districts as the employers’ share of the Social Security and teachers’ pensions and benefits programs, including debt service on pension obligation bonds. Finally, $32.0 million in Commercial Valuation Stabilization Aid was appropriated to provide State Aid to school districts in municipalities with significant decreases in commercial property valuation.

Appropriations to the Department of Community Affairs total $746.5 million in State Aid for Fiscal Year 2017. Consolidated Municipal Property Tax Relief Aid was appropriated in the amount of $623.1 million. These appropriations also include $107.4 million for the Transitional Aid to Localities program, half of which, as of December 7, 2016, is in reserve pursuant to Executive Order No. 209. Under this program, aid is awarded through a competitive process and requires recipient local units to submit to additional State oversight, with the goal of reducing reliance on this aid in the future.

Appropriations for the Department of Human Services total $391.3 million in State Aid for Fiscal Year 2017. The principal programs funded by these appropriations are $278.9 million for various income maintenance programs for the economically disadvantaged and $105.2 million for patients in county psychiatric hospitals.

Appropriations for the Department of the Treasury total $463.4 million in State Aid for Fiscal Year 2017. The principal programs funded by these appropriations are aid to county colleges ($204.1 million) and the cost of property tax deductions paid to municipalities for seniors, citizens with disabilities, and veterans ($62.1 million).

Also, $163.1 million was appropriated on behalf of local governments to fund a portion of the employers’ share of certain police and firemen’s pensions and benefits programs, including debt service on pension obligation bonds.

Grants-in-Aid

The second largest portion of the appropriations in Fiscal Year 2017 is for Grants-in-Aid. These represent payments to individuals or public or private agencies for benefits to which a recipient is entitled by law or for the provision of services on behalf of the State. The amount appropriated in Fiscal Year 2017 for Grants-in-Aid is $10,332.2 million. $5,474.3 million was appropriated for programs administered by the Department of Human Services. Of that amount, $3,934.2 million is for medical services provided under the NJ FamilyCare program, $778.6 million is for community programs for individuals with developmental disabilities, $405.6 million is for community programs for individuals with mental illness, $175.9 million is for assistance programs for the economically disadvantaged and homeless, $63.2 million is for Pharmaceutical Assistance to the Aged and Disabled, $6.2 million is for the Senior Gold Prescription Discount program, $47.9 million is for other programs for the aged, and $36.8 million is for addiction services. $747.1 million was appropriated for the Department of the Treasury. Included in this amount is $322.5 million for the Fiscal Year 2017 Homestead Benefit Program, which is to provide credits directly on local property tax bills for eligible homeowners. Eligible seniors and disabled homeowners earning up to $150,000 and all other eligible homeowners earning up to $75,000 will receive benefits under the same formula as in Fiscal Year 2012. Also included in the appropriation is $204.9 million for the Senior and Disabled Citizens’ Property Tax Freeze, which reimburses eligible senior and disabled homeowners earning up to $70,000 for increases in property taxes paid compared to their first year of program eligibility. Fiscal Year 2017 will be the sixth consecutive year of the current program policy. The appropriation for the Department of the Treasury also includes $65.8 million for energy assistance programs in the Board of Public Utilities. There is no appropriation in Fiscal Year 2017 for BEIP grants due to legislation enacted in January 2016 that allows businesses to convert their incentives into tax credits, beginning in Fiscal Year 2017, with the majority of conversions expected in Fiscal Year 2018. Going forward, this legislation is anticipated by the State to reduce the BEIP liability as businesses partake in the tax credit conversion option.

$869.0 million is appropriated for programs administered by the Department of Children and Families. Of that amount, $437.8 million is for child protective and permanency services, $363.5 million is for children’s system of care services, and $67.8 million is for community programs intended to prevent child abuse and neglect.

$703.0 million is appropriated for State colleges and universities. Other higher education appropriations are $625.5 million for various grant programs including $464.9 million for student financial assistance, $61.4 million for debt service on the Higher Education Capital Improvement Fund Program, $40.4 million for debt service for the Dormitory Safety Trust Fund, the Equipment Leasing Fund, the Higher Education Facilities Trust Fund and the Higher Education Technology Infrastructure Fund, and $43.8 million for University Hospital. In addition, $1,009.6 million was appropriated for fringe benefit costs of employees of State higher education institutions and University Hospital.

Other programs funded by Grants-in-Aid include but are not limited to Health Care Systems Analysis, Early Childhood Intervention Program, Public Health Protection Services, AIDS services, parole programs, payments to county penal facilities to house State inmates, and bus and railroad subsidies.

Direct State Services

The third largest portion of the appropriations in Fiscal Year 2017 is to Direct State Services, which supports the operation of the State government’s departments, the Executive Office, several commissions, the State Legislature and the Judiciary. In Fiscal Year 2017, appropriations for Direct State Services aggregate to $7,313.4 million. Some of the major appropriations for Direct State Services during Fiscal Year 2017 are described below.

$2,646.0 million is appropriated in the Interdepartmental Accounts for fringe benefits for active and retired State employees, including health benefits ($1,466.2 million), pensions and non-contributory insurance ($664.0 million), employer taxes ($359.1 million), and a portion of the debt service on State Pension Funding bonds ($156.7 million) issued by the NJEDA. In addition, $51.7 million is appropriated in Fiscal Year 2017 for Salary Increases and Other Benefits for eligible Executive and Judicial Branch employees. The Fiscal Year 2017 appropriation includes $37.7 million for Executive Branch salary increases, although whether any increases are paid and to whom will be determined by the Salary Advisory Committee.

$911.5 million is appropriated for the Department of Corrections (including the State Parole Board) and $550.6 million is appropriated for the Department of Law and Public Safety (including the Juvenile Justice Commission). Among programs funded by these appropriations are the administration of the State’s correctional facilities and parole activities, and the investigative and enforcement activities of the State Police.

$577.8 million is appropriated for programs administered by the Department of Human Services. Of that amount, $454.5 million is appropriated for programs for individuals with mental illness and individuals with developmental disabilities, including the operation of four psychiatric institutions ($302.5 million), and five developmental centers ($101.6 million); $30.8 million is appropriated for administration of the various income maintenance programs, including Work First New Jersey; and $32.4 million is appropriated for administration of the NJ FamilyCare program.

Other departments funded by Direct State Services include, but are not limited to, Children and Families for various children’s services programs; Environmental Protection for the protection of air, land, water, forest, wildlife and shellfish resources and for the provision of outdoor recreational facilities; Labor and Workforce Development for the administration of programs for workers compensation, unemployment, temporary disability insurance, workforce development and health safety inspection; Health for the prevention and treatment of diseases, and regulation of health care facilities; and Transportation for the administration, maintenance and improvement of the State highway system and winter operations.

Capital Construction

The Fiscal Year 2017 Appropriations Act includes appropriations of $1,547.4 million for capital construction pay-as-you-go and debt service on bonds issued to fund capital construction. This amount includes $1,296.8 million for debt service on New Jersey Transportation Trust Fund Authority bonds. Of the remainder, $97.7 million is for payments for debt service on bonds issued for open space and farmland preservation and is being credited to the Garden State Preservation Trust Fund Account of the General Fund, and $86.3 million is for debt service on New Jersey Building Authority bonds. Pay-as-you-go appropriations include $24.1 million for hazardous substance remediation and brownfields, $31.5 million for shore protection and flood control projects, and $11.0 million for Statewide life safety and emergency projects. The Fiscal Year 2017 Appropriations Act does not include $71.4 million in funding for constitutionally dedicated open space, farmland and historic preservation needs. The funding for these purposes is expected by the State to be appropriated via standalone legislation during the fiscal year.

All appropriations for such capital projects were subject to the review of the New Jersey Commission on Capital Budgeting and Planning (the “Commission”) which voted to recommend such funding at its meeting on February 26, 2016. The Commission is charged with the preparation of the State’s seven-year Capital Improvement Plan. The Capital Improvement Plan is a detailed account of capital construction projects requested by State departments, agencies and institutions of higher education for the next three fiscal years and forecasts as to the requirements for capital projects for the four fiscal years following. The Capital Improvement Plan includes the Commission’s recommendations as to the priority of such capital projects and the means of funding them. The Capital Improvement Plan is also required to include a report on the State’s overall debt. This debt report includes information on the outstanding general obligation debt and debt service costs for the prior fiscal year, the current fiscal year, and the estimated amount for the subsequent five fiscal years. The report also provides similar information on capital leases and installment obligations. P.L. 2009, c. 304, enacted in January 2010, requires that the debt report also include data on other State liabilities as reported in the CAFR, as well as the unfunded actuarial accrued liability for pension plans and the actuarial accrued liability for other post-employment medical benefits. The debt report is not an audited report.

For Fiscal Year 2017, requests for Capital Construction funding were substantially greater than the amount recommended by the Commission. The appropriations for Capital Construction contained in the Fiscal Year 2017 Appropriations Act are largely based on the recommendations of the Commission. There can be no assurance that the amounts ultimately appropriated are sufficient to maintain or improve the State’s capital facilities and infrastructure assets, or that such capital funding requests is not expected to be substantially greater in future years.

LITIGATION

The following are cases pending or threatened, as of September 8, 2014, in which the State has the potential for either a significant loss of revenue or a significant unanticipated expenditure.

Bacon v. New Jersey Department of Education. On September 8, 2014, the Bacon districts (sixteen rural, poor school districts) filed a verified complaint and order to show cause in the New Jersey Superior Court, Law Division. The Bacon districts previously had a multi-year administrative litigation (which ended in 2006) against the New Jersey Department of Education (“DOE”) to determine whether the prior funding formula under the Comprehensive Educational Improvement and Financing Act (“CEIFA”) was unconstitutional as applied to the Bacon districts. While factual findings were made that the Bacon districts were not providing a thorough and efficient education to their students, in March 2008, the Appellate Division ordered the DOE Commissioner to conduct a needs assessment of the Bacon districts to determine whether the School Funding Reform Act of 2008 (“SFRA”) provided sufficient funds to the Bacon districts in order to provide a thorough and efficient education to their students. The reports concluded that sufficient funds were available but also directed regionalization studies, training and technical assistance. The Plaintiffs alleged that because the Bacon districts had not received the State aid required under SFRA, the Bacon district students were being deprived of a thorough and efficient education as called for in the State Constitution. The Plaintiffs sought an order “requiring the provision of K-12 funding, preschool, facilities improvements and other measures as determined necessary to remedy the continuing constitutional violation” in the Bacon districts. The State’s motion to dismiss was granted on December 15, 2014. The Plaintiffs filed an appeal and on November 6, 2015, the Appellate Division affirmed the trial court’s order dismissing the Plaintiff’s complaint. The Plaintiffs’ subsequent petition for certification was denied by the New Jersey Supreme Court on March 8, 2016.

East Cape May Associates v. New Jersey Department of Environmental Protection. This matter is a regulatory taking case in which the Plaintiff claims that it is entitled to in excess of $30 million in damages for a taking of its property without just compensation. The property is approximately 96 acres of freshwater wetlands in the City of Cape May. Plaintiff filed its complaint in Superior Court, Law Division, on December 8, 1992, after the Department of Environmental Protection (“DEP”) denied an application for 366 single family homes. On motion for summary judgment, the trial court ruled that the State was liable for a regulatory taking as of December 1992. Thereafter, the New Jersey Appellate Division held that DEP could avoid liability by approving development on the property under Section 22(b) of the Freshwater Wetlands Protection Act. In addition, the Appellate Division remanded the case for a determination of whether the “property” also included 100 acres previously developed by the Plaintiff’s principals. On remand from the Appellate Division, the trial court ruled on October 8, 1999 that the “property” did not include the 100 acres previously developed, and that DEP could not approve development of the 80 remaining acres without first adopting rules. Since DEP had not adopted rules, the trial court held that DEP’s development offer of 64 homes on the 80 acres was ineffective and DEP was liable for a taking of the property. The State filed an appeal of the trial court’s decision and East Cape May Associates filed a crossappeal. On July 25, 2001, the Appellate Division affirmed the trial court’s decision, and found that before DEP could approve limited development to avoid a taking, it was required to adopt rules. The Appellate Division remanded the case for such rule-making, the making of a development offer under the rules, and a determination by the trial court as to whether the new offer complies with the rules and avoids a taking. Upon remand from the Appellate Division, DEP promulgated regulations to implement Section 22(b), which took effect on January 22, 2002. On July 1, 2009, the parties reached a settlement of the case, and submitted a consent order and stipulation of dismissal to the trial court contingent upon federal approval from the United States Army Corps of Engineers. The relevant federal agencies expressed opposition to the proposed settlement. On May 25, 2012, East Cape May Associates served notice asserting its rights to terminate the settlement, demanding that within 60 days DEP initiate the reconsideration process. DEP has initiated the reconsideration process pursuant to the regulations.

On June 4, 2014, DEP issued its amelioration authorization which approves development of between 80 to 90 dwelling units clustered on approximately 25 acres of land on the 100-acre parcel. The authorization is consistent with municipal residential zoning, requiring conservation of the remaining 75 acres. DEP is also requiring mitigation of 25 acres of barren land which will serve the migratory bird species which now use the subject property. Plaintiff has reinstated its longstanding complaint in the trial court. Plaintiff claims the amelioration authorization is excessive for this environmentally sensitive property and therefore does not follow DEP’s rules, and is also inadequate to avoid a taking.

As of December 7, 2016, discovery was ongoing. The trial court judge had initially ordered that DEP must produce its experts first, stating that DEP holds the burden of proof. DEP filed an interlocutory motion for leave to appeal the burden of proof assignment, which was subsequently denied by the Appellate Division. Surrounding neighbors have also formed a nonprofit entity to challenge the amelioration authorization and have been granted intervenor status. The State has indicated that it intends to vigorously defend this matter.

Berg v. Christie. On December 2, 2011, a number of retired Deputy Attorneys General and retired Assistant Attorneys General (collectively, the “Plaintiffs”) filed a lawsuit in Superior Court, Law Division, Mercer County against various State officials challenging the constitutionality of Section 25 of Chapter 78, which temporarily suspends the payment of pension adjustments to retired public employees. The Plaintiffs allege violation of multiple provisions of both the State and federal constitutions and seek monetary damages, injunctive relief, and a declaratory judgment. On February 2, 2012, the State filed a motion to dismiss for failure to state a claim upon which relief may be granted. On March 16, 2012, Plaintiffs’ filed a cross-motion for summary judgment. On April 16, 2012, the New Jersey Education Association and other labor organizations (collectively, the “NJEA”) filed a motion to intervene or, in the alternative, to be permitted to submit an amicus brief. On April 23, 2012, the court granted NJEA’s motion to intervene permissively. On June 7, 2012, the court entered an Order granting the State’s motion to dismiss, denying Plaintiffs’ cross-motion for summary judgment, and dismissing Plaintiffs’ Complaint. On June 20, 2012, the court issued an amended Order that 1) converted the State’s motion to dismiss into a motion for summary judgment, 2) granted the State’s motion for summary judgment, 3) denied the Plaintiffs’ cross-motion for summary judgment, 4) dismissed the Plaintiffs’ Complaint, 5) dismissed NJEA’s Complaint-in-Intervention, and 6) vacated its June 7, 2012 Order. Plaintiffs filed an appeal on August 1, 2012. The NJEA, as Plaintiff-Intervenors, filed a notice of appeal and a motion to consolidate their appeal with the appeal that the Plaintiffs’ have filed. On October 4, 2012, the Appellate Division consolidated Berg v. Christie and the appeal of the NJEA Plaintiff-Intervenors which challenged the provision of Chapter 78 that temporarily suspends future cost-of-living adjustment (“COLA”) payments. On June 26, 2014, the Appellate Division reversed the trial court’s grant of summary judgment and remanded for determination of whether Plaintiffs can meet the remaining prongs of a contract clause impairment analysis, while dismissing all other Plaintiffs’ claims. On July 14, 2014, the pro se Plaintiffs filed a notice of petition with the New Jersey Supreme Court seeking a review of the Appellate Division’s dismissal of all other Plaintiffs’ claims. On July 16, 2014, the State filed a notice of cross-petition with the New Jersey Supreme Court on the State contracts clause claim. On July 30, 2015, the New Jersey Supreme Court granted the petitions for certification. On November 20, 2015, the New Jersey Supreme Court granted the motion of the Former State Troopers Association to appear as amicus curiae in this matter. The New Jersey Supreme Court issued a decision on June 9, 2016, in favor of the State, holding that the COLA payments are not within the scope of the statute providing non-forfeitable rights to certain benefits (N.J.S.A.43:3C-9.5) and, therefore, that the State was able to suspend COLAs.

Pension Funding Litigation (Burgos et al. v. State et al.; CWA et al. v. Christie et al.; NJEA et al. v. State et al.; PANJ et al. v. State et al.) On May 20, 2014, the Governor issued Executive Order No. 156 that ordered the Budget Director to place into reserve $887 million that had been appropriated to pay down the UAAL of the Pension Funds. On June 4, 2014, a number of State Police-associated groups (“Burgos Plaintiffs”) filed a verified complaint and order to show cause in the Law Division challenging the Governor’s actions and naming both the Executive Branch and the State Legislature as Defendants. On June 9, 2014, the Communications Workers of America (“CWA”) and various other unions filed a separate verified complaint and order to show cause also challenging the Governor’s actions in Fiscal Year 2014 and the Treasurer’s recommendation that, due to an unprecedented revenue shortfall, the State not make the scheduled Chapter 1 ARC payment in Fiscal Year 2015. On June 9, 2014, the NJEA also filed a complaint challenging the Governor’s actions in Fiscal Year 2014 and the State’s proposed action in Fiscal Year 2015, but did not seek preliminary relief. On June 10, 2014, the Court signed CWA’s order to show cause, again rejecting the application for preliminary restraints and scheduling a preliminary injunction hearing for June 25, 2014. On June 10, 2014, the trial court also sua sponte consolidated the three matters. Thereafter, the New Jersey Principals and Supervisors Association (“PSA”) filed a motion to intervene in NJEA’s action, which the court granted. On June 17, 2014, the Probation Association of New Jersey (“PANJ”) filed a separate verified complaint, but not an order to show cause. On June 18, 2014, the Legislative Defendants filed a motion to dismiss the State Trooper’s Complaint, the only complaint which named the State Legislature as defendants. On June 25, 2014, the trial court heard oral argument and issued an opinion denying Plaintiffs’ requests for preliminary injunctive relief and granting the Legislative Defendants’ motion to dismiss.

On July 21, 2014, the trial court, at the State Executive Defendants’ request, issued an order extending the time by which to file a responsive pleading from July 25, 2014 to August 25, 2014. On July 25, 2014, the Burgos Plaintiffs filed an amended complaint, challenging the State’s decision not to appropriate monies in Fiscal Year 2015 to pay down the UAAL. On that same day, the CWA likewise filed an amended complaint, also challenging the State’s decision not to appropriate monies in Fiscal Year 2015 to pay down the UAAL. CWA also moved to proceed summarily pursuant to R. 4:67-1(b). On September 2, 2014, the State Executive Defendants moved to dismiss all of the complaints filed in this matter. On February 23, 2015, the trial court denied the State’s Executive Defendants’ motion to dismiss and granted the Plaintiff’s motion for summary judgment. The trial court also declared that the State’s failure to make the full Chapter 1 ARC payment for Fiscal Year 2015, as required by Chapter 78, impairs the Plaintiff’s rights under the Contracts Clauses of the federal and State Constitutions. The trial court also ordered the State Executive Defendants to “work with” the State Legislature to “satisfy this constitutional obligation.”

On March 13, 2015, the State filed a notice of motion for leave to appeal an interlocutory order with the Appellate Division. On March 31, 2015, the State filed its brief in support of its motion for leave to appeal interlocutorily and on the same day also filed an emergent motion for direct certification to the New Jersey Supreme Court. The New Jersey Supreme Court granted the motion for emergent direct certification on April 6, 2015. All briefing was completed and oral argument was held on May 6, 2015. The New Jersey Supreme Court issued an opinion on June 9, 2015 holding that “the State Legislature and Governor were without authority to enact an enforceable and legally binding long-term financial agreement through” Chapter 78. Therefore, the pension funding right in Chapter 78 is subject to appropriation. The Plaintiffs filed two petitions for writs of certiorari with the United States Supreme Court on September 3, 2015 and September 8, 2015, respectively. On December 7, 2015, the Pension Boards (as defined below) filed a motion to appear as amici before the United States Supreme Court. The Pension Boards’ application was opposed by the State (and the United States Supreme Court has yet to issue a decision). The State filed an opposition brief to the Plaintiffs’ writs for certiorari on January 6, 2016. On February 29, 2016, the United States Supreme Court denied the petitions for writs of certiorari in Burgos.

Following issuance of the trial court’s decision in Burgos v. Christie on February 23, 2015, and the presentation of the Governor’s Fiscal Year 2016 Budget Message, the Burgos plaintiffs, together with additional unions and individual public employees, filed orders to show cause and verified complaints based on the Governor’s recommendation to fund less than 5/7 of the Chapter 1 ARC payment, as required by Chapter 78. Plaintiffs asserted that the Governor’s recommendation violates their rights and would lead to an appropriation of less than the required Chapter 1 ARC payment, also in violation of their rights. The orders to show cause sought mandamus, declaratory and injunctive relief: declaring that the budget recommendation violated their rights under Chapter 78 and the Contracts Clause of the State Constitution and directing the State to notify the trial court of what actions it had taken to satisfy plaintiffs’ right to Fiscal Year 2016 pension contributions. The mandamus relief sought to compel the Governor to include the full Chapter 1 ARC (5/7ths) pension contribution in a revised budget message and in the Appropriations Act. The trial court had postponed oral argument pending the New Jersey Supreme Court’s decision in Burgos. In the wake of the New Jersey Supreme Court’s June 9, 2015 Burgos decision, the majority of the Burgos plaintiffs withdrew their Fiscal Year 2016 claims that were pending before the trial court. On April 6, 2016, the remaining Burgos plaintiffs withdrew their Fiscal Year 2016 claims. Accordingly, this case regarding the Fiscal Year 2016 pension contributions is closed.

While the Burgos case was pending, the Boards of Trustees for the PERS, TPAF and PFRS (collectively, the “Pension Boards”) filed a complaint to compel payment of the unfunded liability contribution for Fiscal Year 2014 and to direct the State to pay future liabilities in Fiscal Year 2015 and beyond. Characterized as a collection action distinct from the Burgos matters, the Pension Boards set forth three (3) legal theories: enforcement of the pension statutes, constructive trust, and account stated. In the alternative, the Pension Boards sought declaratory relief that two other provisions of Chapter 78 (temporary suspension of future COLAs and increased employee contributions) should not be enforced if the State fails to make its annual ARC payments. The State filed a motion to dismiss on February 23, 2015. The Pension Boards filed an amended complaint on April 30, 2015. Subsequent to the Supreme Court’s decision in Burgos, the Pension Boards indicated to the trial court that they were going to either further amend their existing complaint or voluntarily dismiss the amended complaint and file new complaints on behalf of each Pension Board. On July 24, 2015, the Pension Boards filed for leave to file a second amended complaint. In the proposed second amended complaint, the Pension Boards alleged that the failure to pay the annual ARC payment violates Chapter 78 under breach of contract, constructive trust and account stated causes of action. The Pension Boards seek a judgment requiring payment of balance of the annual ARC payment not paid in Fiscal Years 2014, 2015 and 2016 and for Fiscal Year 2017. On October 8, 2015, the trial court dismissed, with prejudice, the Pension Boards suit for failure to state a claim upon which relief may be granted. The Pension Boards subsequently filed a notice of appeal with the Appellate Division on November 17, 2015. As of December 7, 2016, briefing was complete and the parties await an oral argument date from the Appellate Division. The State has indicated that it intends to vigorously defend this matter.

Pepe v. State. On November 2, 2015, two (2) retired public school teachers and a retired public school secretary (“Individual Plaintiffs”), along with the NJEA, filed suit against the State and various State officials claiming that the State is violating the Individual Plaintiffs’ alleged constitutionally protected contractual right to premium-free post-retirement health insurance by deducting a portion of the premium from the Individual Plaintiffs’ retirement benefits. Specifically, in their Complaint, the Individual Plaintiffs: 1) allege an impairment of such contractual right by Section 40 of Chapter 78, which requires, as of the June 28, 2011 effective date of Chapter 78, any employee with less than twenty (20) years of creditable service in certain State or locally administered retirement systems, to pay a portion of the premium of post-retirement health insurance; 2) claim a violation of State and federal due process rights and Takings Clauses; 3) assert estoppel against the State arising from the State’s argument in New Jersey Education Association v. State; and 4) seek a declaration that Section 40 of Chapter 78 expired and has no force. On January 29, 2016, the State filed a motion to dismiss for failure to state a claim upon which relief may be granted. Briefing has commenced and oral argument was scheduled for October 20, 2016. The State has indicated that it intends to vigorously defend this matter.

Verizon Americas Inc. (fka Vodafone Americas Inc.) v. Director, Division of Taxation. On July 28, 2016, Verizon Americas Inc. (“Verizon”) filed a Complaint in the Tax Court of New Jersey, contesting the New Jersey Department of the Treasury, Division of Taxation’s (“Division”) May 4, 2016, Corporation Business Tax refund denial. The Division concluded that Verizon was a general partner in a partnership doing business in New Jersey and, thus, subject to Corporation Business Tax. In the Complaint, Verizon asserted that it is not subject to tax and entitled to a refund for tax years ending February 2013 and February 2014. The Division’s Answer was due on September 30, 2016. The State has indicated that it intends to vigorously defend this matter.

Johnson & Johnson v. Director, Division of Taxation and Commissioner, Banking & Insurance. On November 2, 2015, Johnson & Johnson submitted a request to the New Jersey Department of Banking & Insurance and the New Jersey Department of the Treasury, Division of Taxation seeking a refund of self-procured insurance premium taxes paid pursuant to N.J.S.A. 17:22-6.64 for the period November 1, 2011 through March 31, 2015. Johnson & Johnson obtained its insurance through Middlesex Assurance Company Limited, its captive insurance company domiciled in Vermont. Middlesex Assurance is a nonadmitted insurer, that is, it is not authorized to conduct insurance business in New Jersey. The basis for Johnson & Johnson’s refund request is the assertion that the Nonadmitted and Reinsurance Reform Act (“NRRA”) and, by extension, N.J.S.A. 17:22-6.64, were never intended to apply to captive insurance companies. The State has indicated that it intends to vigorously defend this matter.

Harrington et al. v. State of New Jersey; Milligan v. Director, Division of Taxation and State of New Jersey, Department of the Treasury, Division of State Lottery; Leger v. Director, Division of Taxation. These lead cases involve the amendment of N.J.S.A. 54A:6-11, which had previously exempted New Jersey lottery winnings from the Gross Income Tax. In June 2009, the State amended the statute to allow for lottery winnings over $10,000 to be taxable by the State. The tax was made retroactive to January 1, 2009. The plaintiffs include both winners who elected to receive their winnings in lump sum and winners who elected to receive their prizes over time through annuity payments. The plaintiffs seek refunds of the taxes that were paid as a result of the retroactive application of the amendment to their prize winnings. The complaints relate to tax year 2009 and, as to the plaintiffs receiving annuity payments, each subsequent year that an annuity payment has been made. The Harrington and Milligan cases serve as the lead cases for the plaintiffs who allege constitutional violations, manifest injustice, and breach of contract by the Division of State Lottery and Division of Taxation (the “State Defendants”). The plaintiffs in both the Harrington and Milligan cases filed motions for partial summary judgment and the State Defendants filed their oppositions and cross-motions for summary judgment. On July 22, 2016, the Tax Court issued an oral decision denying the State Defendants’ cross-motion for summary judgment and granting the Plaintiffs’ motion for partial summary judgment. In the Tax Court’s view, the State Defendants failed to “turn square corners” and retroactive application of the tax towards these Plaintiffs was fundamentally unfair. The Tax Court reversed the decision of the Division of Taxation to deny Plaintiffs’ tax refund claim. The State has indicated that it intends to vigorously defend these matters.

Paz v. Director, Division of Taxation. Plaintiff and certain grantor trusts owned 100% of an S-Corporation. Plaintiff purportedly sold the corporation to a third-party purchaser pursuant to a deemed “asset sale” under Internal Revenue Code Section 338(h)(10). On his Gross Income Tax return for 2010, Plaintiff apportioned the gain from the sale of an S-Corporation to the 23 states where the corporation conducted business. The Division audited Plaintiff and the S-Corporation and assigned 100% of the gain on the sale to the State as non-operational income under the Corporation Business Tax Act and assessed Plaintiff accordingly. Plaintiff argues that the Division erred or is not otherwise authorized to classify the gains from the sale of the stock as non-operational income. The Division filed an Answer on April 15, 2016. As of December 7, 2016, discovery was ongoing. The State has indicated that it intends to vigorously defend this matter.

Oracle International Corporation v. Director, Division of Taxation. On or about March 25, 2009, Oracle International Corporation (“Oracle”) filed a complaint contesting the Division’s December 17, 2008 Notice of Assessment Relating to Final Audit Determination, imposing Corporation Business Tax for the audit period June 1, 2001 through May 31, 2007. Oracle alleges it is not subject to tax in the State, and challenges the assessment on a number of grounds, including that Oracle does not have nexus to the State and that the State’s “Throw Out Rule” under N.J.S.A. 54:10A-6(b) is facially invalid and unconstitutional as applied under the State and federal constitutions. As of December 7, 2016, discovery was ongoing. The State has indicated that it intends to vigorously defend this matter.

Pfizer Inc. et al. v. Director, Division of Taxation. Two taxpayers, Pfizer Inc. (“Pfizer”) and Whirlpool Properties, Inc. (“Whirlpool”), challenged the New Jersey Tax Court’s affirmance of the facial constitutionality of the Corporation Business Tax (“CBT”) “Throw-Out Rule,” which affected the amount of taxable income taxpayers “allocate” to the State through 2010. In pursuit of their facial challenges, the taxpayers asserted that the Throw-Out Rule (which requires the exclusion of certain receipts from the CBT “allocation formula”) violates the Due Process and Commerce Clauses of the United States Constitution as well as various equitable principles. Two amici curiae further claimed that the Throw-Out Rule violates the Supremacy Clause of the United States Constitution. On May 29, 2008, the Tax Court granted the Division’s cross-motion to sustain the facial constitutionality of the Throw-Out Rule. Taxpayers’ “as-applied” challenges remain. In August 2008, Pfizer and Whirlpool sought leave for interlocutory review in the New Jersey Supreme Court. The New Jersey Supreme Court granted interlocutory review, but concurrently remanded to the Appellate Division for review on the merits. On July 12, 2010, the Appellate Division affirmed the Tax Court’s decision on the facial constitutionality of the Throw-Out Rule. On October 21, 2010, the New Jersey Supreme Court granted the taxpayers’ motion for leave to appeal. On May 3, 2011, Pfizer and the Division settled their dispute concerning the facial constitutionality of the Throw-Out Rule. By a unanimous opinion dated July 28, 2011, the New Jersey Supreme Court affirmed, with modification, the facial constitutionality of the Throw-Out Rule. As of December 7, 2016, Whirlpool’s “as applied” constitutional challenge remained for adjudication by the Tax Court and discovery was ongoing. The trial was scheduled to begin on September 19, 2016. The State has indicated that it is vigorously defending this matter.

Banc of America Consumer Card Holdings Corporation v. Director, Division of Taxation. On or about August 5, 2011, Banc of America Consumer Card Holdings Corporation (“BOA”) filed a complaint in the Tax Court of New Jersey, contesting the Division’s May 9, 2011 denial of a CBT refund for tax periods January 1, 2006 through December 31, 2008. BOA does not challenge the State’s jurisdiction to impose CBT. BOA alleges that its income from intangibles should be sourced to BOA’s alleged commercial domicile outside of the State. The State filed an answer to the complaint on October 4, 2011, and an amended answer on March 6, 2012. The parties have completed the initial stage of discovery. On April 2, 2015, plaintiff filed a motion for partial summary judgment. The State’s opposition was filed on July 14, 2015. Oral argument on the motion was heard on February 3, 2016. The Tax Court reserved its decision. The State has indicated that it is vigorously defending this matter.

DeVry Educational Development Corporation v. Director, Division of Taxation. On February 23, 2012, DeVry Educational Development Corporation (“DeVry”) filed a complaint in the Tax Court of New Jersey, contesting the Division’s November 22, 2011, Final Determination. The Division concluded that DeVry is subject to CBT commencing July 1, 2002 and is required to file returns. DeVry alleges that it is not subject to tax, and alternatively, if it is subject, that the repealed Throw Out Rule is unconstitutional, on its face and as applied. The Division filed an answer on June 6, 2012. As of December 7, 2016, discovery was ongoing. The State has indicated that it intends to vigorously defend this matter.

Frank Greek and Son, Inc. v. Verizon New Jersey, Inc. et al. Plaintiff Frank Greek and Son, Inc. (the “Plaintiff”), filed a nominal class action lawsuit against Verizon, alleging that: (1) Verizon overcharged customers by charging “custopak” customers for the New Jersey enhanced 9-1-1 fee (“E911 Fee”) on six telephone lines even if those customers actually contracted for less than six lines; and (2) Verizon overcharged customers generally for various other fees and services and therefore violated the New Jersey Consumer Fraud Act. Verizon denies that it improperly charged the E911 Fee and other charges, and it filed a third-party complaint against the Division. Verizon claims that all E911 Fees it collected were remitted to the Division and that Division should refund allegedly overpaid E911 Fees of approximately $30 million to a third-party class action trust fund administrator. The Division objects to this approach because the E911 Fee statute (N.J.S.A. 52:17C-18(c)), incorporates the State Uniform Tax Procedure Law (N.J.S.A. 54:48-1 et seq.) which expressly prohibits refund claims on behalf of a class. The trial court denied Verizon’s and the Division’s motions to dismiss Plaintiff’s complaint on August 20, 2014. Subsequently, Verizon filed an interlocutory appeal, which was granted by the Appellate Division. In the interim, the Plaintiff amended its complaint. Verizon and the

Division have filed motions to dismiss the amended complaint. On April 21, 2015, the trial court granted the Division’s motion to dismiss in part with respect to claims concerning the New Jersey Civil Rights Act. Oral argument on the interlocutory appeal was held on November 2, 2015. The State has indicated that it intends to vigorously defend this matter.

Escobar v. DYFS et al. On July 17, 2009, Plaintiff’s child was allegedly shaken by his biological father. As a result, the child is severely disabled and requires life care by professionals. The biological father was incarcerated for aggravated assault. The Division of Youth and Family Services (“DYFS”) (now known as the Division of Child Protection and Permanency in the Department of Children and Families) allegedly had knowledge that the biological father had a history of drug use, domestic violence, mental health disorders and other issues. DYFS also was allegedly aware that the child showed prior evidence of abuse. Plaintiff alleged that DYFS failed to adequately investigate the reports of alleged abuse. After the completion of the trial, the jury awarded the Plaintiff $166 million, of which approximately $57 million was for pain and suffering, approximately $4 million was for the child’s past medical needs and $105 million is to cover the child’s future medical needs. The State filed a motion for a new trial and, in the alternative, for remitter on the awards for pain and suffering and the child’s future medical needs. On March 19, 2014, the court ruled on the motion for remitter, reducing the award against the State to $102,630,618 by reducing the amount allocated for future medical needs from $105,000,000 to $75,868,321 based on the assumption of the child’s life expectancy of 79 years and by allocating 25% liability to the biological father. On April 1, 2014, the court entered a final order judgment in the case. On April 22, 2014, the State filed a notice of appeal. All briefing was completed and the Appellate Division heard oral argument on December 16, 2015. The State has indicated that it is vigorously defending this matter.

Gomez v. DCPP et al. On March 12, 2012, the plaintiff child was allegedly assaulted by her biological father. The plaintiff suffered severe injuries. The Division of Child Protection and Permanency in the Department of Children and Families (“DCPP”) allegedly knew that the plaintiff’s parents had a history of drug and alcohol abuse, psychiatric problems and were unemployed. The biological mother had two other children removed from her care and was in a methadone program when the plaintiff was born. The biological father also had an extensive criminal history of domestic violence. Plaintiff claims DCPP failed to comply with its own policy and procedure, failed to remove the plaintiff from the home, negligent training, violation of the New Jersey Child Placement Bill of Rights, and Section 1983 claims. The complaint was filed in State Court on February 12, 2015. On March 11, 2015, DCPP removed the case to the U.S. District Court for the District of New Jersey and filed a motion to dismiss the complaint. The State’s motion to dismiss the complaint was denied without prejudice on May 8, 2015. The plaintiff agreed to withdraw the federal claims and the matter was remanded to State court. As of December 7, 2016, discovery was ongoing. The State has indicated that it is vigorously defending this matter.

Vanegas v. State of New Jersey, Department of Transportation, et al. The Plaintiff alleges that she sustained catastrophic injuries when a vehicle in which she was a passenger collided with a vehicle driven by a State employee. Plaintiff recently served an economics report, estimating the cost of Plaintiff’s life care plan and lost earnings. Additionally, Plaintiff is seeking non-economic (unliquidated) damages. As of December 7, 2016, discovery was ongoing and the parties are seeking an adjournment of the trial scheduled for September 2016. The State has indicated that it is vigorously defending this matter.

Medicaid, Tort, Contract, Workers’ Compensation and Other Claims. The OIG has conducted and continues to conduct various audits of Medicaid claims for different programs administered by the State’s Department of Human Services (“DHS”). The OIG audits, which have primarily focused on claim documentation and cost allocation methodologies, recommend that certain claims submitted by DHS be disallowed. OIG submits its recommendations on disallowances to the Centers for Medicare and Medicaid Services (“CMS”) which may, in whole or in part, accept or disagree with the OIG’s recommendations. If the OIG’s recommendations are not challenged by the State or are upheld by CMS, DHS will be required to refund the amount of any disallowances. However, DHS is disputing OIG’s audit findings. In addition, as of December 7, 2016, the State had reserved certain revenues that would mitigate, but not completely offset, the State’s exposure assuming CMS upholds the

OIG’s recommended claim disallowances. Given that the State was disputing and appealing the OIG audit findings, it could not estimate any final refund amounts or the timing of any refund payments that may be due to CMS. The audits and any future audits of Medicaid claims submitted by DHS may result in claim disallowances which may be significant. As of December 7, 2016, the State was unable to estimate its exposure for these claim disallowances.

At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1 et seq.). The State does not formally estimate its reserve representing potential exposure for these claims and cases. The State has indicated that it is unable to estimate its exposure for these claims and cases.

The State routinely receives notices of claims seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against the State must be preceded by a notice of claim, which affords the State the opportunity for a six-month investigation prior to the filing of any suit against it.

In addition, at any given time, there are various numbers of contract and other claims against the State and State agencies, including environmental claims asserted against the State, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters are seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State has indicated that it is unable to estimate its exposure for these claims.

At any given time, there are various numbers of claims by employees against the State and State agencies seeking recovery for workers’ compensation claims that are primarily paid out of the fund created pursuant to the New Jersey Workers’ Compensation Law (N.J.S.A. 35:15-1 et seq.). Claimants in such matters are seeking recovery for personal injuries suffered by a claimant by accident arising out of and in the course of the claimant’s employment due to the employer’s negligence. The State has indicated that it is unable to estimate its exposure for these claims.

In addition, as a result of the shutdown of projects funded by TTFA, both State and local, in accordance with EO 210, the State may face various delay and other claims by contractors and consultants working on such projects, along with potential claims by local government units which received TTFA funding awards for local transportation projects. Claimants in such matters would be seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. Given the diverse transportation projects, varying impacts on those projects and uncertainty surrounding whether and when claimants would seek relief against the State, the State is unable as of December 7, 2016 to estimate its exposure for these potential claims.

Prior to July 1, 2013, there were various numbers of claims and cases pending against the University of Medicine and Dentistry of New Jersey (“UMDNJ”) and its employees, seeking recovery of monetary damages that were primarily paid out of the UMDNJ Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1 et seq.). As a result of the enactment of the New Jersey Medical and Health Sciences Education Restructuring Act, P.L. 2012, c. 45 (the “Restructuring Act”), all of UMDNJ has been transferred to Rutgers, The State University (“Rutgers”), with the exception of the School of Osteopathic Medicine which has been transferred to Rowan University (“Rowan”), and University Hospital in Newark, New Jersey now exists as a separate instrumentality of the State. All claims and liabilities of UMDNJ associated with the transferred facilities have been transferred to Rutgers, Rowan and University Hospital, as applicable. Pursuant to the Restructuring Act, Rutgers and Rowan each entered into a memorandum of understanding with the State Treasurer pursuant to which the State shall pay from a self-insurance reserve fund established for each entity medical malpractice claims occurring prior to and post the effective date of the transfers, which was July 1, 2013. The Restructuring Act also provides for University Hospital’s medical malpractice claims to be covered by a self-insurance reserve fund established by the State Treasurer and University Hospital entered into a memorandum of understanding with the

State Treasurer for such claims. All claims, other than medical malpractice claims, incurred by UMDNJ with respect to the UMDNJ facilities transferred to Rutgers will be paid for by Rutgers out of its own funds. All claims, other than medical malpractice claims, incurred by Rowan will be paid from the Tort Claims Fund. As of December 7, 2016, the State was unable to estimate its exposure for these claims.

Approximately two dozen hospitals have challenged in the Office of Administrative Law and the Appellate Division the Medicaid reimbursement rates paid to these hospitals alleging that there were calculation errors and/or that the methodology used to calculate the rates is incorrect. These challenges date back to 1995. As of December 7, 2016, the State is vigorously defending this matter and there had been no findings against the State. In the event the hospitals are successful, DHS has advised that they may possibly need to refund millions of dollars to the hospitals over the various relevant years. The State has indicated that is unable to estimate its exposure for these claims.

Affirmative Litigation. From time to time, the State initiates litigation against various entities to enforce State laws, contractual and other rights, pursue cost recoveries and natural resource damages in the environmental arena and prosecute entities who have engaged in alleged fraudulent, negligent or other wrongful conduct. As of December 7, 2016, the State has indicated that it is unable to estimate the amount of any monetary recoveries from such affirmative litigation. In addition, depending on which State department, division or agency is the plaintiff, any monetary recoveries may already be included in such State department, division or agency’s revenue estimates for the current fiscal year.

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FISCAL YEAR 2017 SUPPLEMENT

Economic Outlook

New Jersey’s economic recovery entered its eighth year in 2017 with 42,900 new private-sector jobs added over the course of the year. The following sectors led job growth in 2017: education and health services (20,300); trade, transportation, and utilities (15,300); leisure and hospitality services (8,500); and manufacturing (3,200). The State’s unemployment rate was 4.7 percent at the end of December 2017, matching the rate from December 2016.

The housing market also continued to expand with total existing home sales 9.0 percent higher than in 2016. Single-family home sales were 9.7 percent higher in 2017 and townhouse/condo sales were 8.5 percent higher. Residential construction also grew in 2017 following a down year in 2016. Permits to build single-family homes were 3.7 percent higher in 2017, while permits to build units in large apartment buildings were 9.4 percent higher.

New car sales in 2017 were lower in New Jersey, declining by 1.8 percent from 2016. Aggregate personal income, defined as wage income as well as income from other sources such as assets and transfers, reached a new all-time high at the end of the third quarter of 2017. As of December 31, 2017, aggregate personal income had grown at an average annual rate of 3.0 percent since the first quarter of 2009, which marked the low point during the Great Recession.

The national economy also continued its moderate expansion in 2017. Real Gross Domestic Product (GDP) grew 2.3 percent in 2017 and the labor market added 2.055 million jobs. Wage growth leveled off in 2017 with average hourly earnings growing 2.6 percent year-over-year, matching the revised 2016 growth rate. Consumer price inflation did strengthen in 2017. The personal consumption expenditures (PCE) price index, the Federal Reserve’s preferred inflation measure, grew 1.7 percent year-over-year in 2017, below the 2.0 percent inflation target rate.

The Federal Reserve Bank, through the Federal Open Market Committee (“FOMC”), raised the federal funds rate three times over the course of calendar year 2017. The outlook for the U.S. economy was positive according to FOMC meeting minutes and as a result the FOMC had, as of December 31, 2017, projected an additional three increases to the federal funds rate target over the course of 2018. The labor market was expected to continue to strengthen during this period, which is anticipated to boost household income and consumer spending. Continued optimism surrounding the economy, combined with higher sales, was, also anticipated to also boost business investment as of the end of calendar year 2017. The positive outlook for the national economy, should, according to the State, mean a positive that the outlook for its economy. However, there also continues to be some uncertainty surrounding the economic outlook going forward. The federal government’s expansionary fiscal policy is underway, while international trade policy is being reviewed. There also continues to be, in the State’s opinion, uncertainty surrounding the impact of the recently passed federal tax reform, including how firms will allocate tax savings between further business investment, increases to worker compensation, dividends and share buybacks, and other uses.

Financial Highlights

Government-wide

The State’s assets and deferred outflows of resources totaled $73.7 billion, an increase of $17.9 billion from the Fiscal Year 2016 after three restatements that resulted in a $822.4 million decrease in the net position. Restatements were made to decrease net capital assets, increase noncurrent liabilities resulting from the inclusion of state health benefit funds incurred but not reported obligations, and account for the inclusion of state health benefit funds resulting from the implementation of GASB Statement No. 74, (Financial Reporting for Postemployment Benefit Plans Other than Pension Plans).

As of June 30, 2017, the State’s liabilities and deferred inflows of resources exceeded assets and deferred outflows of resources by $132.6 billion. The State’s unrestricted net position, which represents net assets that have no statutory commitments and are available for discretionary use, totaled a negative $148.9 billion. The negative balance was primarily a result of the State implementing, in Fiscal Year 2015, GASB Statement No. 68, (Accounting and Financial Reporting for Pensions) and the State’s recognition of other postemployment benefits under GASB Statement No. 45, (Accounting and Financial Reporting by Employers for Postemployment Benefits Other than Pensions). Financing activities that contributed to the State’s negative unrestricted net position included liabilities from pension obligation bonds, the funding of a portion of local elementary and high school construction, and the securitization of a major portion of annual tobacco master settlement agreement receipts with no corresponding assets.

Component unit assets (defined below) and deferred outflows of resources exceeded component unit liabilities and deferred inflows of resources by $17.1 billion as of June 30, 2017, and total component unit assets and deferred outflows of resources totaled $52.4 billion, a $1.4 billion increase from Fiscal Year 2016.

Fund Level

The State’s governmental funds reported as June 30, 2017 combined ending fund balances of $11.9 billion, an increase of $3.2 billion when compared to Fiscal Year 2016 after a restatement to reflect the increase attributable to the inclusion of the State Health Benefit Funds to be in compliance with GASB No. 74.

Fund balances are segregated into the following categories: non-spendable, restricted, committed, and unassigned. The non-spendable fund balance classification ($20.4 million) includes amounts that are legally required to remain intact. The restricted fund balance classification ($7.9 billion) is used when constraints have been placed upon the use of resources through enabling legislation initiated by voter referendum, constitutional provisions, debt covenants, or other external parties such as the federal government. The committed fund balance classification ($3.1 billion) includes amounts that can only be used for purposes specified in enabling legislation with the consent of both the legislative and executive branches. In contrast to the restricted fund balance classification, amounts in this category may be redeployed for other purposes with appropriate due process. Finally, the unassigned fund balance ($783.7 million) represents the fund balance amount that has not been restricted or committed to a specific purpose within the General Fund.

Long-term Obligations

The State’s governmental long-term obligations increased 17.2 percent to $201.3 billion, which includes a net increase in bonded obligations of $3.4 billion. During Fiscal Year 2017, the State issued $6.1 billion in bonds. New money issuances represented $5.0 billion primarily for transportation program improvements, while $1.1 billion represented refunding transactions that provided the State with $12.6 million in net present value savings. During Fiscal Year 2017, the State paid $3.9 billion in debt service on its long-term obligations.

As of June 30, 2017, non-bonded portions of the State’s governmental long-term obligations totaled $155.2 billion. This amount represented a $26.2 billion increase from Fiscal Year 2016 and was mainly attributable to increases in the Net Pension Liability of $21.9 billion resulting from the implementation of GASB Statement No. 68 in Fiscal Year 2015 as well as the State’s Net Other Postemployment Benefits (“OPEB”) Obligation of $4.2 billion.

Government-Wide Financial Analysis

The State ended Fiscal Year 2017 with combined net position for the primary government totaling a negative $132.6 billion. This amount represents a reduction of net position of $11.5 billion from Fiscal Year 2016. Restricted net position includes funds used to pay unemployment claims and open space preservation. Capital assets, net of depreciation, are used by the State to provide services to citizens, consequently, these assets are not available for future spending. Net investment in capital assets includes land, land easements, land improvements, buildings and improvements, equipment and software, infrastructure (roads, bridges, and other immovable assets), and construction in progress. The deficit in unrestricted governmental net position arose primarily as a result of the cost of the State’s school facilities construction program, depreciation expense related to capital assets, and certain liabilities, including but not limited to the Net Pension Liability and the Net OPEB Obligation, that are required to be included in the government-wide financial statements.

Changes in Net Position

The State’s Fiscal Year 2017 net position decreased by $11.5 billion. Approximately 52.4 percent of the State’s total revenues came from general taxes, while 28.9 percent was derived from operating grants. Charges for services amounted to 17.1 percent of total revenues, while other items such as capital grants and miscellaneous revenues accounted for the remainder.

State expenses cover a range of services. The largest expense, 26.4 percent, was for government direction, management, and control; educational, cultural, and intellectual development, which included approximately $401.0 million disbursed by the New Jersey Schools Development Authority to help finance school facilities construction, which amounted to 24.6 percent; and physical and mental health that amounted to 20.8 percent. Other major expenditures focused on economic planning, development, and security and public safety and criminal justice. During Fiscal Year 2017, governmental activities expenses exceeded program revenues. This imbalance was mainly funded through $33.2 billion of general revenues, derived mostly from taxes. The remaining $11.7 billion resulted in a decrease in the net position. Offsetting the governmental net position decrease, business-type activities reflected a net position increase of $282.1 million as the Unemployment Compensation Fund’s available resources exceeded the need to pay claims.

Primary Government—Revenues and Expenses

The majority of State service functions fall into this category, which includes Executive, Legislative, and Judicial Branch operations. Governmental activity functions rely heavily on State taxes and federal grant receipts for funding their respective programs and functions.

During Fiscal Year 2017, State revenues, including transfers, totaled $60.3 billion or an increase of $1.6 billion when compared to Fiscal Year 2016. This increase is primarily attributable to operating grants and contributions in addition to higher Gross Income Tax collections. General taxes totaled $31.6 billion and accounted for 52.4 percent of total State revenues for Fiscal Year 2017. The State’s Gross Income Tax totaled $14.0 billion, the Sales and Use Tax totaled $9.6 billion, and the Corporation Business Tax totaled $2.1 billion. The State’s three major taxes comprised 81.2 percent of the total general taxes that were collected during Fiscal Year 2017. General taxes increased by $1.1 billion when compared to Fiscal Year 2016.

Fiscal Year 2017 expenses totaled $71.8 billion, an increase of $5.2 billion in comparison to the prior fiscal year. State spending increased by $3.6 billion in government direction, management, and control mainly due to the increase in the pension expense based on the requirements of GASB Statement No. 68, $716.7 million in physical and mental health programs, $515.1 million in educational, cultural, and intellectual development, and $406.1 million in transportation programs.

Component Units

Legally separate operations and organizations for which the State has financial accountability are considered component units. The State’s component units for Fiscal Year 2017, consist of 11 senior public institutions of higher education as well as 20 authorities; of the latter 20, five (the Garden State Preservation Trust, the New Jersey Building Authority, the New Jersey Schools Development Authority, the New Jersey Transportation Trust Fund Authority, and the Tobacco Settlement Financing Corporation) are blended into governmental activities.

Combined operating revenues and expenses for the State’s component units for Fiscal Year 2017 amounted to $13.3 billion and $13.6 billion, respectively. Total operations along with other revenue and expenses contributed to total combined net assets at fiscal year-end of $17.1 billion. The component units received $1.0 billion in State appropriations during Fiscal Year 2017.

Major Governmental Funds

The State’s governmental funds reported June 30, 2017 fund balances of $11.9 billion. The $3.2 billion increase in fund balance was primarily due to borrowings related to the transportation program of $3.2 billion.

General Fund

The General Fund is the State’s chief operating fund and is the fund into which all State revenues, not otherwise restricted by statute, are deposited. The General Fund’s ending fund balance for Fiscal Year 2017 totaled $4.7 billion of which $783.7 million represented unassigned fund balance.

On a budgetary basis, general revenues of $34.4 billion were $2.0 billion lower than the final budget. The negative variance was the result of unearned federal and other grant revenues of $1.5 billion and declines of $1.2 billion in other revenues. Federal and other grant revenues are not earned unless there has been a grant award and eligible grant expenses incurred. To the extent that federal and grant appropriations are made in anticipation of grant awards and the incurrence of grant expenditures, grant revenues are budgeted.

Total expenditures were $2.3 billion lower than original appropriations as set forth in the Appropriations Act 2017 plus supplemental appropriations enacted during Fiscal Year 2017. A major cause for under-spending resulted from the overestimate of federal funds. This practice allows the State to receive the maximum federal dollars that become available. During Fiscal Year 2017, the State’s appropriation of federal funds and other grants exceeded expenditures by $1.5 billion. These excess appropriations are available for use in future years. From a Fiscal Year 2017 program perspective, under-spending transpired in community development and environmental management ($570.7 million); economic planning, development, and security ($449.7 million); transportation programs ($367.9 million); public safety and criminal justice ($352.0 million); physical and mental health ($322.1 million); government direction, management, and control ($259.5 million); special government services ($55.5 million); and offset by over-spending in educational, cultural, and intellectual development $107.5 million.

Property Tax Relief Fund

The Property Tax Relief Fund accounts for revenues from the Gross Income Tax and one-half percent of the Sales and Use Tax that is constitutionally dedicated for property tax relief. Appropriations from this fund must be used exclusively for the constitutional purpose of reducing or offsetting property taxes. During Fiscal Year 2017, $14.6 billion of property tax relief expenditures were made. The Property Tax Relief Fund’s Fiscal Year 2017 ending fund balance was $27.2 million.

Proprietary Funds

State Lottery Fund

Monies derived from the sale of State Lottery tickets are deposited into this fund. Disbursements are authorized for the payment of prizes to holders of winning Lottery tickets, vendor fees in the production and distribution of Lottery tickets, and for the administrative expenses of the Division of the State Lottery. Available fund balances are transferred to the State’s General Fund in support of the amounts annually appropriated for State institutions and for education. The present value of obligations for future installment payments of Lottery prizes, which are funded by the purchase of deposit fund contracts and United States Government Treasury securities, are accounted for in this fund.

In Fiscal Year 2017, gross revenues totaled $3.2 billion of which $1.9 billion was returned in prizes; $995.6 million went to State education and institutions; $241.0 million was paid to sales agents and ticket vendors; and $53.8 million covered Lottery operational and promotional expenses. As of June 30, 2017, the State Lottery, since its inception, has generated over $70.5 billion in gross revenues, $38.6 billion in prizes, and contributed $26.0 billion to the State.

Unemployment Compensation Fund

The Unemployment Compensation Fund accounts for monies deposited from employers’ and employees’ contributions for unemployment compensation, amounts credited or advances made by the federal government, and amounts received from any other source. After consideration is given to any claim for refund of overpayment of contributions, the Division of Employment Security transfers the remainder to the Treasurer of the United States for credit to the State of New Jersey Unemployment Compensation Fund. Total unemployment claims paid decreased by $66.9 million in Fiscal Year 2017 compared to Fiscal Year 2016.

Capital Assets

The New Jersey Department of the Treasury is responsible for ensuring all departments record their capital assets in the State’s capital asset system. In addition to New Jersey’s Department of Transportation identifying significant requirements for bridge repair and maintenance, the New Jersey Commission on Capital Budgeting and Planning had identified, as of June 30, 2017 a significant amount of capital investment requirements for State facilities. The State’s annual budget and planning process prioritizes these requirements and recommends funding, as can be accommodated within available resources.

The Fiscal Year 2017 capital appropriation included $4.0 billion of State and matching federal funds for both the Department of Transportation and the New Jersey Transit Corporation. The State’s share, funded through the New Jersey Transportation Trust Fund Authority, produced $997.8 million for State highway infrastructure, $279.7 million for local highways, and $722.5 million for mass transit. During Fiscal Year 2017, the New Jersey Economic Development Authority issued $342.9 million of School Facilities Construction Bonds, net of refundings, to help fund the New Jersey Schools Development Authority’s program; accordingly, as of June 30, 2017, a total of $10.5 billion of the $12.6 billion school facilities construction bond program has been issued. The constitutional dedication of 4.0 percent of the Corporation Business Tax was appropriated to fund hazardous discharge cleanup, underground storage tank improvements, and surface water quality projects.

Debt Administration

As of June 30, 2017, New Jersey’s outstanding long-term obligations for governmental activities totaled $201.3 billion, a $29.6 billion increase over the prior fiscal year. Of the $29.6 billion increase, $26.1 billion is attributable to increases in the Net Pension Liability and Net OPEB Obligation. Additionally, there were increases of $3.4 billion in bonded debt and $0.1 billion in other non-bonded debt. Long-term bonded obligations totaled $46.1 billion, while other long-term obligations totaled $155.2 billion. In addition, the State has $15.2 billion of legislatively authorized bonding capacity that has not yet been issued. As of June 30, 2017, the legislatively authorized but unissued debt increased by $11.2 billion from Fiscal Year 2016.

Pension and Other Postemployment Benefits (“OPEB”) Obligations

In Fiscal Year 2017 the State funded the various defined benefit pension systems at 4/10th of the full actuarially determined contributions. Employer contributions to the pension plans are calculated per the requirements of the governing State statutes using generally accepted actuarial procedures and practices. The actuarial funding method used to determine the State’s contribution is a matter of State law. Any change to the funding method requires the approval of the State Legislature and the Governor. The amount the State actually contributes to the pension plans may differ from the actuarially determined contributions of the pension plans because the State’s contribution to the pension plans is subject to the appropriation of the State Legislature and actions by the Governor. GASB Statement No. 68, requires participating employers to recognize their proportionate share of the collective net pension liability. Under the new statement, the calculation of the pension liability was changed to a more conservative methodology and each employer was allocated a proportional share of the pension plans’ net pension liability. The State’s share of the net pension liability, based on a measurement date of June 30, 2016, which is required to be recorded on the financial statements, is $115.1 billion. The Fiscal Year 2018 Appropriations Act included an appropriation to the pension plans of $2.509 billion representing 5/10th of the full actuarially determined contribution.

The State provides post-retirement medical (“PRM”) benefits for certain State and other retired employees meeting the service credit eligibility requirements. In Fiscal Year 2017, the State paid PRM benefits for 148,662 State and local retirees. The State funds post-retirement medical benefits on a “pay-as-you-go” basis, which means that the State does not pre-fund, or otherwise establish a reserve or other pool of assets against the PRM expenses that the State may incur in future years. For Fiscal Year 2017, the State contributed $1.869 billion to pay for pay-as-you-go PRM benefit costs incurred by covered retirees. The increase in the State’s pay-as-you-go contribution between Fiscal Year 2016 and Fiscal Year 2017 is attributed to rising health care costs, an increase in the number of participants qualifying for State-paid PRM benefits at retirement and larger fund balance utilization in Fiscal Year 2016 than in Fiscal Year 2017. The Fiscal Year 2018 Appropriations Act includes $1.936 billion as the State’s contribution to fund pay-as-you-go PRM costs.

In accordance with the provisions of GASB Statement No. 43, (Financial Reporting for Postemployment Benefit Plans Other Than Pension Plans) and GASB Statement No. 45, the State is required to quantify and disclose its obligations to pay PRM to current and future retirees. The Fiscal Year 2016 actuarial accrued liability of the State to provide PRM to active and retired members of the pension plans, which is based upon GASB Statement No. 43 results as of July 1, 2016, has been measured to be $69.3 billion, an increase of $1.8 billion or 2.7 percent as compared to the Fiscal Year 2015 actuarial accrued liability of $67.5 billion. The liability included as a long-term obligation in these financial statements, in accordance with GASB Statement No. 45, is $36.5 billion as opposed to $32.3 billion for Fiscal Year 2016.

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ADDITIONAL CONSIDERATIONS

New Jersey municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from New Jersey state personal income taxes. Accordingly, the fund’s investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX C

ADDITIONAL INFORMATION CONCERNING

NEW YORK MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of New York (“New York” or the “State”). The sources of payment for New York municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last paragraph hereof, is derived solely from information provided by the State in its Annual Information Statement (“AIS”), dated June 20, 2017, as updated on September 26, 2017, December 4, 2017 and February 28, 2018. The Funds have not verified the accuracy, completeness or timeliness of the information contained in the AIS. Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such AIS and are subject to risks and uncertainties that may cause actual results to differ materially.

ECONOMY

New York is the fourth most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important hub for international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

The National Economy

The U.S. economy posted another quarter of above trend growth of 2.6 percent in the fourth quarter of calendar year 2017. As of February 28, 2018, the economy had continued to rebound from a protracted national and global slowdown, as well as from the impact of the 2017 storms, Hurricanes Harvey, Irma and Maria. Consumer spending continued to be fueled by a strong labor market, with wages starting to show improvement as well, due in part to rising minimum wages both in New York and in many other states. In addition, improving global growth, and energy prices that continued to hover near $60 per barrel, were expected to be sufficient to keep real U.S. Gross Domestic Product (“GDP”) growth for 2018 and 2019 above the average 2.2 percent growth that has persisted over the entire life of the economic expansion to date. The Tax Cuts and Jobs Act of 2017 (“TCJA”) was also expected to contribute to growth over the remainder of 2018 and during 2019. As of February 28, 2018, the Division of the Budget (“DOB”) estimated real U.S. GDP growth of 2.6 percent for 2018 on an annual average basis.

With the early February 2018 release of the January 2018 employment report, the Bureau of Labor Statistics (“BLS”) published its annual benchmark revision, which resulted in an upward revision to the average monthly private sector job gain for 2017 to 180,000, just above the 2016 average of 178,000. Moreover, the national labor market posted another strong employment report in January 2018, adding 196,000 private sector jobs. As a result, the DOB’s outlook for the labor market as of February 28, 2018 reflected projected national average monthly job gains of 160,000 for 2018. However, the DOB continued to expect employment growth to slow as the expansion matures. Total nonagricultural employment growth of 1.4 percent was projected for 2018, decelerating from the 1.6 percent growth experienced in 2017. Although the conventional unemployment rate had fallen to 4.1 percent, its lowest level in 17 years, broader measures of under-employment, including the percentage of the workforce working part-time, remained elevated, an indication that some labor market slack remains and that there was room for the unemployment rate to go down further.

Consistent with a tightening labor market, as of February 28, 2018 the DOB projected wage growth of 3.7 percent for 2018, following growth of 3.1 percent for 2017. Overall personal income growth of 3.9 percent was estimated for 2018, following growth of 3.1 percent for 2017. In addition to stronger growth in pretax income, after-tax disposable income was expected to be lifted by income tax cuts. Based on the analysis by the nonpartisan Joint Committee on Taxation (“JCT”), the direct benefit of TCJA to U.S. households was estimated to total $187 billion in 2018 and $259 billion in 2019. However, there were several reasons why the benefits from the TCJA were expected to only marginally boost consumer spending. The personal income tax cuts were made temporary to conform with congressional “Pay-As-You-Go” (“PAYGO”) budget rules and were largely directed toward wealthy households who have the largest marginal propensity to save. Moreover, the millions of employees approaching retirement were expected to add to their savings in preparation. As a result, consumer spending was only expected to increase by $50 billion in 2018. After adjusting for increased imports, this additional spending was estimated by the JCT to increase real GDP growth by about one tenth of a percentage point in both 2018 and 2019.

As of February 28, 2018, the TCJA’s business tax cuts were expected to lift after-tax earnings, but only modestly lift investment spending. Research indicates that business investment is largely demand driven. Hence, without substantial evidence that U.S. households will significantly increase their spending plans, businesses are unlikely to risk additional capital. In addition, evidence from the 2004 repatriation holiday indicates that firms are more likely to allocate the preponderance of their tax cut proceeds toward dividend payouts and stock buybacks rather than toward investment. Moreover, the positive impact of the tax reductions was expected to be mitigated by rising long-term interest rates. On balance, projected real growth in business fixed investment was revised up by 0.1 percentage point to 5.5 percent for 2018, following growth of 4.7 percent for 2017 and a decline of 0.6 percent for 2016.

As of February 28, 2018, the DOB’s forecast for nonresidential business fixed investment represented a substantial improvement relative to its recent performance, aided by increasing global demand for U.S. exports and expanded energy sector production. With the global economy entering a long-awaited period of synchronized growth, and the dollar remaining well below its most recent peak, export demand had been steadily increasing. As a result, real export growth for 2018 was projected by the DOB to be 5.2 percent for 2018, following growth of 3.4 percent for 2017 and a decline of 0.3 percent for 2016.

Disruptions from Hurricanes Harvey and Irma drove gasoline prices higher and boosted headline inflation in the second half of 2017. However, as of February 28, 2018, the impact of the storms on inflation was expected by the State to be transitory, with consumer price inflation expected to accelerate only modestly to 2.3 percent in 2018. Medical price inflation was projected to advance to 2.7 percent in 2018, following growth of 2.5 percent in 2017, still tame by historical standards. As of February 28, 2018, the DOB projected that with inflation reaching the Federal Reserve’s goal of 2 percent, the effective Federal funds rate would rise from its 1.0 percent annual average in 2017 to 1.8 percent in 2018 and 2.3 percent in 2019. These projections are consistent with three short-term rate hikes expected by the Federal Open Market Committee (“FOMC”) in 2018, and two more projected rate hikes in 2019.

As of February 28, 2018, the 10-year Treasury yield was flirting with 2.9 percent, a level that has not been breached since early 2014. Higher long-term interest rates helped to steepen the yield curve and improve banking sector profits, but it represented a risk to the continued recovery of the housing market. Moreover, the TCJA eliminates the interest deduction on home equity debt and new mortgage debt in excess of $750,000, and limits the combined deduction for state and local income taxes (“SALT”) and property taxes to $10,000, all of which could negatively affect the housing market. As of February 28, 2018, the DOB projected real growth in residential fixed investment of 3.8 percent for 2018.

There are many risks to the Executive Budget Financial Plan forecast. As of the middle of January 2018, equity market volatility had re-emerged after remaining at bay for virtually all of 2017. The S&P 500 stock index lost 10.2 percent of its value during the brief period between January 26, 2018 and February 8, 2018, although it had regained some of that value as of February 28, 2018. This correction may represent a harbinger of the turbulence to come as the global economy makes the transition away from low interest rates and bloated central bank balance sheets. Moreover, anxiety surrounding the long-term impact of the TCJA on the Federal budget deficit and the national debt also appears to have permeated the investor mindset. Lower and more volatile equity prices may result in lower household spending both through the wealth effect and as a signal that rough waters are ahead.

On the positive side, stronger consumer spending and business investment than projected could result in stronger growth in employment, wages, and the overall economy. Stronger global growth than expected could have a similar impact, although that effect could be mitigated by trade wars, should they emerge in a substantial way. Additionally, a stronger housing market than projected could also result in stronger employment and income growth than projected, although substantially higher interest rates than expected could have the opposite effect.

The New York State Economy

As of February 28, 2018, New York State’s private sector labor market appeared to be stabilizing after a period of deceleration that started at the end of 2015 and continued through the first half of 2017. This period of slower job growth coincided with slowdowns in both national and global growth that appear to have turned around during the second quarter of 2017. As of February 28, 2018, State private sector job growth of 1.3 percent was projected for 2018, following estimated growth of 1.4 percent in 2017.

As of February 28, 2018, the TCJA was expected to positively affect finance sector after-tax profits, but equity market volatility could result in a lower volume of financial market activity if the volatility causes some investors to withdraw from trading altogether, which in turn could result in lower revenue growth for 2018. As of February 28, 2018, the DOB estimated finance and insurance sector bonus growth for fiscal year 2019 of 4.4 percent, following 4.3 percent growth for fiscal year 2018, which included the bonus season that was in progress in the early part of calendar year 2018. Fiscal year 2019 growth in underlying non-bonus wages was projected at 4.1 percent, following an estimated 3.6 percent for fiscal year 2018. Total State wage growth of 4.2 percent was projected for fiscal year 2019, up from a downwardly revised 3.5 percent State wage growth for fiscal year 2018.

Although the State’s private-sector labor market appeared to be stabilizing as of February 28, 2018, there are many risks to the State’s forecast. All the risks to the U.S. forecast apply to the State forecast as well, although as the nation’s financial capital, both the volume of financial market activity and the volatility in equity markets pose a particularly large degree of uncertainty for New York. The uncertainty surrounding the macroeconomic outlook for the national and global economies is amplified in the financial markets, as demonstrated by recent events. Weaker and/or more volatile markets than anticipated could result in weaker bonus growth and, hence, weaker wage growth overall, in addition to lower taxable capital gains realizations. In contrast, stronger equity markets, along with stronger national and global growth, could result in stronger employment and wage growth than is reflected in the State’s forecast.

OVERVIEW OF THE FINANCIAL PLAN

Summary

Fiscal Year 2018

•

Through December 31, 2017, the State received a one-time acceleration of personal income tax payments as taxpayers responded to Federal tax law changes that, starting in tax year 2018, limit the allowable aggregate itemized deduction of SALT and local real property taxes, to a maximum of $10,000 on Federal income tax returns. The DOB estimates that approximately $1.9 billion in tax receipts were accelerated from tax year

2018 to 2017 due to this behavioral response. As of February 28, 2018, the acceleration was expected to result in an identical reduction in personal income tax receipts in fiscal year 2019. Accordingly, the increase in cash in fiscal year 2018 that the DOB attributed to the one-time acceleration of personal income tax receipts was expected to be carried forward for financial planning purposes and used to offset the anticipated corresponding loss of personal income tax receipts in fiscal year 2019.

•

As of February 28, 2018, the DOB expected the Updated Financial Plan for fiscal year 2018 to remain in balance on a cash basis in the General Fund, exclusive of the impact of the accelerated tax receipts.

•

As of February 28, 2018, State Operating Funds disbursements were estimated at $98.1 billion in fiscal year 2018, consistent with the 2 percent annual spending growth benchmark. The calculation of State Operating Funds disbursements was consistent with the accounting of financial transactions in the fiscal year 2018 Enacted Budget, as reflected in the AIS.

Fiscal Year 2019

•

The fiscal year 2019 budget must close a General Fund budget gap estimated at $4.4 billion as of February 28, 2018. The projected budget gap, while unremarkable compared to those recorded during and after the last recession, is the largest since fiscal year 2012 in both absolute dollars and as a percentage of tax receipts. The budget gaps for future years, before accounting for proposed savings in the Executive Budget Financial Plan, were estimated at $6.4 billion in fiscal year 2020, $8.1 billion in fiscal year 2021, and $8.4 billion in fiscal year 2022.

•	Several factors contributed to the size of the projected budget gaps, including persistent shortfalls in tax collections compared with DOB estimates.

•

Beyond the projected budget gaps, actions by the Federal government pose a heightened risk to State finances. As of February 28, 2018, the enactment of Federal tax law changes was projected by the JCT to add $1.1 trillion to the Federal deficit over the next five years, increasing the likelihood that Congress will seek material cuts in aid programs. Funding at risk includes, but is not limited to, health care subsidies required under the Patient Protection and Affordable Care Act (“ACA”), and Disproportionate Share Hospital (“DSH”) aid. The DOB was actively monitoring these risks as of February 28, 2018.

•

As of February 28, 2018, the DOB estimated that the Executive Budget, if enacted as proposed, would eliminate the estimated General Fund budget gap of $4.4 billion in fiscal year 2019 and reduce subsequent budget gap projections to $3.5 billion in fiscal year 2020, $5.2 billion in fiscal year 2021, and $5.1 billion in fiscal year 2022. The DOB estimated that if future budgets hold spending growth to 2 percent annually in State Operating Funds (“SO”), the General Fund would have a budget gap of $812 million in fiscal year 2020 and $429 million in fiscal year 2021, and a surplus in fiscal year 2022. These calculations assume that all savings from the reductions in spending are made available to the General Fund, and does not include the potential additional Federal cuts in aid programs described above.

General Fund Operating Results (April 2017 – December 2017)

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General Fund receipts, including transfers from other funds, totaled $33.8 billion from April 2017 through September 2017, $68 million higher than projected in the Enacted Budget Financial Plan. Tax receipts were approximately $596 million below the Enacted Budget Financial Plan forecast, offset by the receipt of $575 million in Extraordinary Monetary Settlements with BNP Paribas, S.A., New York Branch (“BNPP”) and Habib Bank Limited and Habib Bank Limited, New York Branch (together “Habib Bank”). Personal income tax collections were $962 million below projected levels, primarily due to lesser than expected estimated payments and the timing of both School Tax Relief (“STAR”) property tax exemption-conversion credits and refund payments. Other tax variances included lower sales tax collections due to weaker than expected consumer spending, higher corporate franchise tax receipts driven by refund timing, and the receipt of an unusually large estate tax payment.

•

General Fund disbursements, including transfers to other funds, totaled $35 billion from April 2017 through September 2017, $630 million below the amount projected in the Enacted Budget Financial Plan. The variance was due mainly to the timing of planned local assistance payments and transfers to capital projects funds. This lower spending was partly offset by higher spending for agency operations due to the timing of agency reimbursement to the General Fund for fringe benefit expenses, and higher than projected spending in the State University of New York (“SUNY”), the Department of Corrections and Community Supervision (“DOCCS”) and the Judiciary.

•	The State ended September 2017 with a General Fund closing balance of $6.5 billion, $698 million higher than the amount estimated in the Enacted Budget Financial Plan.

Fiscal Year 2018 Financial Plan

As of February 28, 2018, the DOB estimated that the Updated Financial Plan would provide for balanced operations in the General Fund in fiscal year 2018, and the State expected to end fiscal year 2018 with a General Fund cash balance of $9.2 billion, an increase of $1.4 billion from fiscal year 2017 results. The DOB intends to make transfers of Extraordinary Monetary Settlements on an as-needed basis each year as spending occurs from appropriations funded with the Extraordinary Monetary Settlements. Legislation approved in the fiscal year 2017 Enacted Budget provides transfer authority from the General Fund to the Dedicated Infrastructure and Investment Fund (“DIIF”) through fiscal year 2021.

Receipts

As of February 28, 2018, General Fund receipts, including transfers from other funds, were estimated to total $70.6 billion in fiscal year 2018, an increase of $5.0 billion (7.6 percent) from fiscal year 2017 results. Estimated tax collections, including transfers of tax receipts to the General Fund after payment of debt service, total $67.3 billion in fiscal year 2018, an increase of $5.0 billion (8.1 percent) from fiscal year 2017 results.

As of February 28, 2018, the personal income tax receipts, including transfers after payment of debt service on State Personal Income Tax Revenue Bonds, were estimated to total $46.6 billion, an increase of $3.8 billion (8.9 percent) from fiscal year 2017. Roughly half of the increase was due to an acceleration of personal income tax payments due in calendar year 2018 as taxpayers responded to Federal tax law changes that, starting in tax year 2018, limit the allowable aggregate itemized deduction of State and local income taxes, and local real property taxes, to a maximum of $10,000 on Federal income tax returns. Excluding this acceleration, personal income tax receipts were projected to grow $1.9 billion (4.5 percent), mainly due to higher withholding and estimated payments attributable to the projected increase in wage and non-wage income. In addition, a decline in STAR Fund deposits associated with legislation included in the fiscal year 2018 Enacted Budget increased General Fund tax receipts. These increases were partially offset by the first year of middle-income tax cuts enacted by the State in fiscal year 2017.

As of February 28, 2018, consumption/use tax receipts, including transfers after payment of debt service on the Local Government Assistance Corporation (“LGAC”) and Sales Tax Revenue Bonds, were estimated to total $13.2 billion in fiscal year 2018, an increase of $606 million (4.8 percent) from fiscal year 2017, which mainly reflects projected growth in disposable income and taxable consumption.

As of February 28, 2018, business tax receipts were estimated at $5.1 billion in fiscal year 2018, an increase of $347 million (7.3 percent) from fiscal year 2017 results. The growth was primarily attributable to growth in corporate profits and increased audit receipts, partially offset by increased refunds as taxpayers continue to adjust to tax law changes made under the 2014 corporate tax reform.

As of February 28, 2018, other tax receipts, including transfers after payment of debt service on Clean Water/Clean Air Bonds, were expected to total $2.3 billion in fiscal year 2018, an increase of $248 million (12.1 percent) from fiscal year 2017. This increase was mainly attributable to actual estate tax receipts through December 2017 that included one payment in excess of $130 million.

As of February 28, 2018, non-tax receipts and transfers were estimated at $3.3 billion in fiscal year 2018, a decrease of $35 million from fiscal year 2017, which largely reflects State Insurance Fund (“SIF”) reserves released in fiscal year 2017 that do not recur in fiscal year 2018.

General Fund receipts are affected by the deposit of dedicated taxes in other funds for debt service and other purposes, the transfer of balances among funds of the State, and other factors.

Disbursements

As of February 28, 2018, General Fund disbursements, including transfers to other funds, were expected to total $69.3 billion in fiscal year 2018, an increase of $3.4 billion (5.1 percent) from fiscal year 2017. General Fund disbursements reflect conservative estimates of disbursements in each financial category, a practice that provides a cushion for potential receipts shortfalls and other unanticipated costs.

As of February 28, 2018, local assistance spending was estimated at $46.5 billion in fiscal year 2018, an increase of $2.1 billion (4.6 percent) from fiscal year 2017. The increase was primarily driven by School Aid ($1.3 billion on a State fiscal year basis) and by Medicaid and the Essential Plan (“EP”) ($914 million).

As of February 28, 2018, General Fund personal and Non-Personal Service (“NPS”) costs were expected to total $8.2 billion in fiscal year 2018, an increase of $105 million (1.3 percent) from fiscal year 2017. Operating costs for many agencies are charged to several funds outside the General Fund, and are thus affected by varying levels of offsets and accounting reclassifications. On a State Operating Funds basis, most executive agencies were expected to hold operations spending at fiscal year 2017 levels. The Updated Financial Plan estimates for State Operations were affected by the reclassification to Capital Projects Funds of certain personnel expenses related to maintenance and preservation of State assets; the costs of approved labor settlements, as well as the potential costs of unsettled labor agreements with State unions; and expected savings from agency management plans.

As of February 28, 2018, General State Charges (“GSCs”), which account for fringe benefits and certain fixed costs, were projected to increase by $188 million (3.4 percent) over fiscal year 2017. Health insurance costs for State employees and retirees were projected to increase by $260 million (7 percent), reflective of medical inflation and enrollment levels. The State’s annual pension payment was projected to grow by $14 million (0.6 percent).

As of February 28, 2018, General Fund transfers to other funds were projected to total $9.0 billion in fiscal year 2018, an increase of $1.0 billion (12.5 percent) from fiscal year 2017. Transfers for capital projects (excluding transfers funded with Extraordinary Monetary Settlements) were projected to increase by $857 million, reflecting the timing of reimbursement from bond proceeds and planned disbursements from the Dedicated Highway and Bridge Trust Fund (“DHBTF”). Debt service transfers were expected by the State to increase by $113 million, mainly due to year-to-year differences in the amount of debt service paid in one fiscal year but due in the following fiscal year.

General Fund disbursements are affected by the level of financing sources available in other funds, transfers of balances between funds of the State, and other factors that may change from year to year.

Closing Balance for Fiscal Year 2018

As of February 28, 2018, the DOB projected that the State would end fiscal year 2018 with a General Fund cash balance of $9.2 billion, an increase of $1.4 billion from fiscal year 2017. The estimated balance of Extraordinary Monetary Settlements at the close of fiscal year 2018 is $4.7 billion, a decrease of $586 million from fiscal year 2017.

As of February 28, 2018, the estimated General Fund cash balance, excluding Extraordinary Monetary Settlements, was $4.4 billion at the close of fiscal year 2018, or $2.0 billion higher than fiscal year 2017. The annual change in the balance reflects a $1.9 billion increase to the undesignated fund balance which was expected to be carried into fiscal year 2019 to offset personal income tax estimated payment reductions due to fiscal year 2018 accelerations referred to above.

Cash Flow

State Finance Law authorizes the General Fund to borrow money temporarily from available funds held in the Short Term Investment Pool (“STIP”). Money may be borrowed for up to four months, or until the end of the fiscal year, whichever period is shorter. As of February 2018, the State last used this authorization in April 2011 when the General Fund needed to borrow funds from STIP for a period of five days. The amount of resources that can be borrowed by the General Fund is limited to available balances in STIP, as determined by the State Comptroller. Available balances include money in the State’s governmental funds and a relatively small amount of other money belonging to the State. Several accounts in Debt Service Funds and Capital Projects Funds that are part of All Governmental Funds are excluded from the balances deemed available in STIP. These excluded funds consist of bond proceeds and money obligated for debt service payments.

As of February 28, 2018, the DOB expected that the State would have sufficient liquidity in fiscal year 2019 to make all planned payments as they become due, without having to temporarily borrow from STIP. The State continued to reserve money on a quarterly basis for debt service payments financed with General Fund resources. Money to pay debt service on bonds secured by dedicated receipts, including both personal income tax and Sales Tax bonds, continues to be set aside as required by law and bond covenants.

APRIL – DECEMBER 2017 OPERATING RESULTS

All Governmental Funds – Results Compared to Prior Year

Comparing 2017 to 2016, for the period of April through December, All Funds receipts increased by $6.9 billion, comprised of growth of approximately $3 billion in Federal aid, $2.3 billion in miscellaneous receipts, and $1.6 billion in tax receipts. Disbursements during the same period of time compared to the prior year increased by $5.2 billion, mainly due to the increase in disbursement of Federal operating aid by $3.9 billion. The All Funds closing balance at the end of December 2017 was $878 million higher than the December 2016 closing balance, as receipts outpaced spending.

Receipts

For April through December 2017, All Funds tax receipts were $1.6 billion (3.1 percent) higher than for the same period in 2016. Personal income tax, the largest contributor to the growth, was $1.2 billion (3.5 percent) higher due to a $1.5 billion increase in withholding and a $1.3 billion increase in tax year 2017 estimated payments, partially offset by a $1.1 billion increase in tax year 2016 refunds and a $605 million decline in extension payments. The increase in estimated payments of $1.4 billion appears to be a response to the recently passed TCJA. Refunds increased due to a change in the administrative refund cap that pushed refunds from the first quarter of calendar year 2017 into April 2017.

All other taxes were $482 million (2.4 percent) higher, mainly due to sales tax collections reflective of higher audit receipts. In addition, estate tax collections were higher due to one large payment exceeding $130 million in the April to December 2017 period.

Miscellaneous receipts were $2.3 billion (12.4 percent) higher in fiscal year 2018, mainly due to the timing of bond proceeds reimbursements, including a December 2017 bond sale ($1.7 billion).

Federal grants were $3 billion (7.5 percent) higher, consistent with growth in Federal operating aid disbursements.

Spending

From April through December 2017, State Operating Funds spending totaled $67.7 billion, an increase of $712 million (1.1 percent) compared to the same period in fiscal year 2016. As described below, the Enacted Budget Financial Plan anticipated substantial increases in spending through December 2017 compared to the same period in fiscal year 2016, but actual results were lower than expected due mainly to the timing of certain payments.

Growth in Medicaid ($389 million) and School Aid ($757 million), was nearly offset by lower spending in other local assistance programs ($1.1 billion). Medicaid spending growth was driven by increased claims for monthly managed care and long term care programs, and by increased State remittance of Federal Medicare payments. School Aid spending was higher due to increased funding provided to school districts based on aid formulas.

All other local assistance spending declined compared to the same period last year, mainly due to the conversion of the New York City STAR benefit to a tax credit, as well as slower than expected payments for social services and timing associated with the quarterly transfer of Medicaid costs from the Office for People with Developmental Disabilities (“OPWDD”) from the Department of Health (“DOH”) to OPWDD.

Executive agency operational spending increased by $42 million (0.6 percent) compared to the prior year. University Systems spending increased for SUNY hospital operations. Spending growth for elected officials included retroactive salary payments to Judiciary employees made pursuant to collective bargaining contracts settled in fiscal year 2018 and higher than projected NPS spending.

Higher fringe benefits spending included planned cost increases for pensions and the State’s share of employee health insurance. The increase in debt service spending year over year through December reflects the impact of prepayments, which resulted in lower debt service payments during April through December 2017.

Outside of State Operating Funds, Capital Projects spending increased by $590 million, primarily due to expenses for the Moynihan Station construction project ($275 million), continued implementation of the Housing Capital Plan ($149 million), and mental hygiene projects ($141 million).

Federal operating aid grew by $3.9 billion, with higher spending for Medicaid ($3.2 billion), the EP ($663 million), Education ($465 million), and Public Health/Child Health Plus (“CHP”) ($363 million). This was partially offset by a timing-related decrease in spending for social services, including public assistance benefits for Temporary Assistance for Needy Families (“TANF”)-funded child care and local district administrative costs ($587 million), and Division of Homeland Security and Emergency Services (“DHSES”) ($131 million).

All Governmental Funds – Results Compared to Plan

The State ended December 2017 with a closing balance of $13.9 billion in All Funds, $4.2 billion higher than the initial Enacted Budget Financial Plan estimate and $2.7 billion higher than the revised estimate included with the Mid-Year Update to the Financial Plan. Receipts were about $2 billion higher compared to both the initial and revised estimates. Spending was $2.3 billion lower than both the initial estimate of the Enacted Budget Financial Plan and $711 million lower than the revised estimate of the Mid-Year Update.

Receipts

Through December 2017, total tax receipts were $167 million above the initial estimate reflected in the Enacted Budget Financial Plan. Higher personal income tax collections ($137 million) were affected by a surge in December 2017 estimated payments, which the State considered a response to the Federal tax law changes effective January 1, 2018 that imposed a $10,000 cap on SALT deductions. These increased collections were partially offset by weaker than projected withholding collections in the third quarter of fiscal year 2018.

Sales tax collections were lower than estimated due to weaker consumer spending growth. Business tax collections exceeded estimates mainly in insurance and bank taxes, partly offset by the timing of corporate franchise tax refunds. Estate tax collections exceeded initial estimates due to the receipt of two large estate tax payments.

Miscellaneous receipts were $1.1 billion higher than estimated, and include the receipt of Extraordinary Monetary Settlement payments from BNPP ($350 million), Habib Bank ($225 million), and Credit Suisse AG and Credit Suisse AG, New York Branch (together “Credit Suisse”), ($135 million), as well as higher than estimated SUNY receipts ($121 million).

Compared to the revised estimates, total tax receipts were $640 million higher than planned, which mainly reflects higher personal income tax collections including the surge in estimated payments discussed above.

Spending

Compared to the Enacted Budget Financial Plan projections, State Operating Funds disbursements were $916 million (1.3 percent) lower than planned.

Local assistance spending was $1.2 billion lower than planned. The most notable variances include:

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Social Services ($586 million lower): driven by the timing of payments for several Office of Children and Family Services (“OCFS”) programs including child care ($137 million), Child Welfare Services ($123 million), youth programs ($56 million), Foster Care Block Grant ($42 million); and public assistance benefit payments ($167 million).

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School Aid ($351 million lower): attributed largely to slower than expected payments for General Aid ($119 million) and Excess Cost Aid ($120 million) and lower than anticipated Teachers’ Retirement System bills paid on behalf of school districts ($111 million).

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Mental Hygiene ($224 million lower); reflects timing associated with the transfers of OPWDD-related Medicaid costs from the DOH to OPWDD that were expected to be made in December 2017, but, as of 28 February, 2018 were expected to occur in mid-2018; as well as delayed disbursements of other mental hygiene payments that are still expected to be paid this fiscal year.

•	STAR ($170 million lower): mainly due to the timing of the conversion of the NYC personal income tax rate reduction benefit.

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DOH Medicaid ($578 million higher): largely attributable to increased claims ($906 million) and the delayed deposit of Master Settlement Agreement (“MSA”) with tobacco manufacturers receipts to partly offset the payment of local government Medicaid growth ($103 million). The higher spending is partly offset by lower EP spending due to the Federal government funding a greater share of the program, resulting in a decreased State contribution.

•	All other ($311 million lower): primarily reflects the timing of education payments for several claims-based programs, including special education and non-public school aid.

State Operations spending was $323 million higher than estimated. Personal Service (“PS”) spending for DOCCS, State Police, and OPWDD was higher than planned, reflecting increased costs associated with retroactive salary payments. In addition, higher Judiciary spending includes retroactive salary payments made pursuant to settled contracts ($29 million). NPS spending was lower than planned with the most significant variances occurring in DOCCS, Gaming, Tax and Finance and the Office of General Services (“OGS”).

Higher fringe benefits and fixed costs ($116 million) reflect the timing of reimbursements of fringe benefit costs by agencies operating outside of the General Fund, as well as workers’ compensation payments.

Debt service spending was $61 million lower than planned due to savings generated from the refunding of certain State-supported debt.

Lower capital spending of $2.1 billion included slower than expected spending for Department of Transportation (“DOT”) projects ($629 million), timing of disbursements to the Metropolitan Transportation Authority (“MTA”) ($511 million), environmental conservation ($259 million), Empire State Development (“ESD”) ($238 million), and School Aid ($145 million).

Higher Federal aid spending of $661 million was mainly due to the timing of approval of certain Medicaid rate packages and claims ($660 million), higher than expected claims and enrollment in the CHP program ($352 million), and DHSES storm relief ($195 million). This higher spending was partly offset by lower spending for School Aid ($328 million) attributable to the timing of school district claims for various Federal education programs; and lower spending for social services spending, including public assistance benefit payments ($152 million) and TANF-funded child care payments ($185 million).

General Fund – Results Compared to Plan

The General Fund closing balance at the end of December 2017 was $2.6 billion higher than the initial estimate, driven by lower spending ($1.4 billion) and higher receipts ($1.2 billion). Higher receipts included the unplanned receipts of Extraordinary Monetary Settlements.

General Fund tax collections were $329 million above the Enacted Budget Financial Plan estimate, mainly driven by personal income tax receipts. Higher miscellaneous receipts include $798 million in Extraordinary Monetary Settlements and higher Sales Tax Asset Receivable Corporation (“STARC”) receipts that were expected to offset spending.

Through December 2017, General Fund disbursements, including transfers to other funds, were $1.4 billion and $564 million below the Enacted Budget Financial Plan and Mid-Year Update to the Financial Plan projections, respectively. The causes of lower local assistance and higher agency operations spending are consistent with the State Operating Funds variances.

Certain General Fund transfers did not occur as planned and were expected in future months, including transfers to support capital spending which were expected to be subsequently reimbursed with bond proceeds.

Spending Changes

Agency Operations

Operating costs for State agencies include salaries, wages, fringe benefits, and NPS costs (e.g., supplies and utilities). Reductions from current-services projections for agency operations contribute $446 million to the General Fund gap-closing plan.

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Executive Agencies: As of February 28, 2018, the Executive Budget Financial Plan reflected agency spending held flat, on a State Operating Funds basis, with limited exceptions, such as DOH costs attributable to the New York State of Health (“NYSOH”) marketplace and the EP program. State agencies were expected to continue to use less costly forms of service delivery, improve administrative practices, and pursue statewide solutions, including the utilization of Lean initiatives to streamline operations and management. The Executive Budget Financial Plan also included savings from the continued transition of individuals from mental hygiene institutions to appropriate community settings.

Spending increases in the later years of the Updated Financial Plan were driven mainly by revised spending assumptions across multiple agencies to account for inflationary cost increases, additional administrative payroll in fiscal year 2021, and higher Medicaid administration expenses to support the NYSOH insurance exchange as available Federal funding is assumed by the State to expire.

Pension estimates reflect the payment of the full fiscal year 2019 Employees’ Retirement System (“ERS”)/Police and Fire Retirement System (“PFRS”) pension bill that, as of February 28, 2018, was expected to be made in April 2018, rather than on a monthly basis as previously assumed. Health insurance savings reflect elimination of the taxpayer-subsidized Income-Related Monthly Adjustment Amount (“IRMAA”) reimbursement for high income New York State Health Insurance Program (“NYSHIP”) enrollees, and from maintaining reimbursement of the standard Medicare Part B premium at $134 per month.

The Executive Budget also proposed reforming the interest charged on judgments against the State from as high as 9 percent to a fair-market interest rate. The rate applicable as of February 28, 2018 was established in 1982 when interest rates were at 12 percent to avoid unnecessary taxpayer costs. The recommended rate is in line with the interest rate applied to judgements in Federal courts, and would ensure that neither side in a lawsuit will be disadvantaged by an interest rate that is above or below what otherwise could be earned while cases are being adjudicated.

•	University Systems: Savings reflected elimination of the SUNY hospital subsidy, which is reinvested to support capital infrastructure projects at SUNY’s teaching hospitals.

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Elected Officials/Judiciary: The Executive Budget Financial Plan reflected the Judiciary’s request to increase operating support, including retroactive payment of collective bargaining agreements and expected cost increases for legal representation in Family Court support resulting from Raise the Age legislation and the Attorney for the Child program. The Executive Budget Financial Plan reflected the Legislature’s request to increase operating costs, including increases for PS costs and equipment.

Local Assistance

Local assistance spending includes financial aid to local governments and nonprofit organizations, as well as entitlement payments to individuals. As of February 28, 2018, reductions from the prior projections for local assistance spending were expected to generate $1.3 billion in General Fund savings. Savings were expected from both targeted actions and continuation of prior-year cost containment.

As of February 28, 2018, School Aid and Medicaid are the State’s largest local assistance programs, comprising over 45 percent of the State Operating Funds budget. As of February 28, 2018, the Executive Budget Financial plan provided for the following:

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Education: A lower-than-projected increase in the Personal Income Growth Index (“PIGI”) resulted in reduced School Aid spending growth based upon the School Aid formula. As of February 28, 2018, the actual school year 2019 PIGI was 1.5 percent, compared to the previously estimated 3.9 percent, generating multi-year savings. The Executive Budget Financial Plan reflected a proposed total of $26.4 billion in aid for the 2018-19 school year, increasing School Aid by $769 million, or 3 percent over the prior school year. This increase amounted to twice the 1.5 percent indexed formula.

In addition, updates to the School Aid database indicate a decline in school year 2018 aid compared with the fiscal year 2018 Enacted Budget Financial Plan estimates. Similarly, as of February 28, 2018 grant-based awards for School Aid were spending more slowly than anticipated. Other education savings include the restructuring of aid to private colleges, as well as revisions to the methodology used to reimburse school districts for summer school special education tuition costs which were expected by the State to involve using the same wealth-equalized aid ratio that is used to reimburse school districts for similar programs operated during the school year; and one-time audit recoveries for the preschool special education program expected in fiscal year 2019.

The Executive Budget Financial Plan reflected the proposed additional funding for several new initiatives to eliminate barriers to receiving school meals. In addition, funding for the Non-public School Health and Safety Equipment Program was expected to be provided through the Capital Projects Funds.

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Health Care: As of February 28, 2018, Medicaid spending under the Medicaid spending cap (the “Global Cap”) was expected to total $18.9 billion in fiscal year 2019, an increase of $593 million, consistent with the statutory index of 3.2 percent. The Global Cap was expected to provide $425 million in General Fund savings in fiscal year 2019. Total Medicaid spending, including spending outside the Global Cap, was expected to increase to $20.6 billion in fiscal year 2019. The Financial Plan was expected to continue to fund, outside the Global Cap, increases in the minimum wage for health care providers ($703 million) in fiscal year 2019. In addition, the State continued to provide capital funding to the State’s health care delivery system. The fiscal year 2019 Executive Budget Financial Plan included $425 million in new health care capital spending, funded with bonds ($300 million) and Extraordinary Monetary Settlements ($125 million). The Executive Budget Financial Plan included an additional $425 million for non-DOH Medicaid expenses within the Global Cap. To achieve savings within the Global Cap to support these additional costs, the DOH was expected continue to implement various Medicaid Redesign Team (“MRT”) actions to improve the efficiency and effective delivery of the statewide Medicaid program. These reforms included modifications to the Medicaid long-term care program to ensure access to long-term care services and support a growing aging population; continued controls on Medicaid pharmaceutical costs; incentives supporting the transition to value-based payment arrangements; additional program integrity efficiencies; the authorization of retail practices; a continuation of transportation reforms through targeted investments; and expansion of certain Medicaid services, including covered tele-health and community paramedicine.

As of February 28, 2018, Medicaid costs attributable to the minimum wage increase were projected to be higher than initially estimated, mainly due to higher-than-expected enrollment growth in the long-term care sector for home and personal care services. The Updated Financial Plan reflected higher Medicaid spending of $125 million in fiscal year 2019 growing to $300 million by fiscal year 2022. The Executive Budget Financial Plan included $703 million to support the direct cost of fiscal year 2019 minimum wage increases for health care workers who provide services reimbursed by Medicaid.

Other health care savings included initiatives to consolidate and reduce certain public health programs, providing increased flexibility to support ongoing public health programs or investments in new or emerging public health priorities; modifications to certain pharmacy benefit programs; reforms to increase reimbursements from third-party insurers and streamline the evaluation process for the Early Intervention (“EI”) program; and the elimination of Cost of Living Adjustment (“COLA”) payments. The Updated Financial Plan also included savings from the one-time recoupment of $35 million from NYC in fiscal year 2019 for ineligible School Nurse expenses included in claims from calendar years 2015 through 2017.

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Mental Hygiene: Spending revisions reflected updated assumptions and revised timelines for ongoing transformation efforts to ensure efficient use of State resources in the mental hygiene service delivery system.

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Human Services: Savings reflected, among other things, expiration of State reimbursements to New York City for the Close to Home initiative; a cap on State-share reimbursement to NYC for child welfare spending, and re-estimates to the disbursement estimates for other programs. Funding was increased for higher projected public assistance caseload costs and to return child care subsidy funding to a level of $806 million.

•	STAR: The Executive Budget proposed freezing the exemption benefit, rather than allowing it to increase by up to 2 percent, and mandating enrollment in the Income Verification Program.

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MTA Subway Action Plan: The Executive Budget Financial Plan included $254 million in operating aid to fully fund the State’s half of the MTA Subway Action Plan to address system failures, breakdowns, delays and deteriorating customer service, and to position the system for future modernization. State operating aid was expected to be provided to the MTA from $194 million in Extraordinary Monetary Settlements and $60 million from accelerated transfer of Payroll Mobility Tax (“PMT”) revenue. The Updated Financial Plan also included $174 million in new capital funding for the MTA as part of the MTA Subway Action Plan.

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All Other: Savings were expected as a result of updated spending projections across program areas, including: elimination of the planned fiscal year 2019 1.9 percent human services cost-of-living increase; updated enrollment data for the SUNY Community Colleges that is anticipated by the State to result in a reduction in projected Full-Time Equivalent (“FTE”) students; and continued utilization of JP Morgan Settlement and Mortgage Insurance Fund (“MIF”) resources to fund housing and homelessness programs.

Spending increases in the out years mainly reflected matching funds that were expected to be provided to local governments that achieve savings consistent with County-wide Shared Services Property Tax Savings Plans; and funding for the proposed Development, Relief and Education for Alien Minors Act (the “DREAM Act”), that extends student financial assistance to undocumented immigrant students pursuing higher education in New York.

Capital Projects/Debt Management

As of February 28, 2018, the Executive Budget Financial Plan reflected fiscal year 2019 debt service savings from the planned payment of $340 million of fiscal year 2019 expenses in fiscal year 2018, as well as expected refundings, continued use of competitive bond sales, and other debt management actions. The use of available bond proceeds to reimburse capital spending from prior years, resulted in a downward revision to transfers needed to fund capital projects.

Resource Changes

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Taxpayer Acceleration of Personal Income Tax Payments into Fiscal Year 2018: The State received a surge in personal income tax payments during calendar year 2017 as taxpayers responded to Federal tax law changes that, starting in tax year 2018, limit the allowable deduction of State and local income taxes, as well as local real property taxes, to a maximum of $10,000 on Federal income tax returns. As of February 28, 2018, the DOB estimated that approximately $1.9 billion in accelerated tax receipts were due to this behavioral response. The increase in cash in fiscal year 2018 that the DOB attributed to the acceleration of personal income tax receipts was expected by the State to be carried forward and used to offset the anticipated corresponding loss of personal income tax receipts in fiscal year 2019.

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Tax Receipts Revisions: As of February 28, 2018, the Executive Budget Financial Plan reflected revisions to tax receipts across most tax categories, including the proposed decoupling of the State’s tax law from the Federal cap with respect to the deductibility of SALT; changes and eliminations to certain Federal deductions; the temporary Federal medical expense deduction increase; child tax credit changes; and the single filer standard deduction. Executive Budget revisions proposed in response to the Federal tax law changes included:

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Employer Compensation Expense Tax (“ECET”) System. Federal tax changes limited the deductibility of State and local taxes for individuals who itemize their deductions, but maintained it for businesses. Legislation was proposed as part of the Executive Budget that, if enacted, would permit employers to opt-in to a new ECET system, which was intended to mitigate an increase in the tax burden for employees affected by the SALT limit. When fully phased in, employers that opt in to the ECET system would be subject to a 5 percent tax on all annual payroll expenses in excess of $40,000 per employee. The ECET system, as proposed, would take effect on January 1, 2019. For employers who opt in, the new tax would be phased in over three years (1.5 percent in calendar year 2019, 3 percent in calendar year 2020, and 5 percent in calendar year 2021). The deadline for the first annual election for employers to opt in to this alternative system would be on October 1, 2018 for the tax year 2019.

The ECET proposal was designed to be revenue neutral for the State. As ECET collections rise, personal income tax collections were expected to fall by a comparable amount. The Executive Budget Financial Plan did not include any estimates for ECET collections since employer opt-in rates are not anticipated to be known until October 2018. As of February 28, 2018, the DOB expected to provide estimates in future AIS Updates as opt-in rates and other information became known.

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Charitable Gifts Trust Fund. Legislation submitted with the Executive Budget proposed the creation of two new State-operated Charitable Gifts Trust Funds to accept donations for the purposes of funding health care and education in New York. Taxpayers who itemize deductions would be able to claim charitable gifts as deductions on their Federal and State tax income tax returns. In addition to the itemized deductions, any taxpayer making a donation to either or both of the two new State-operated funds would be eligible to claim a State tax credit on their income tax returns equal to 85 percent of the donation amount for the tax year following the year in which the donation is made. In addition, the legislation would allow school districts and other local governments the option to create charitable funds and to provide a credit against local property tax bills equal to a percentage of the donation.

The Executive Budget Financial Plan did not include any estimates for charitable contributions under this program. Charitable giving was not expected by the State to have a measurable financial impact on State personal income tax receipts in fiscal year 2019. Donations made in tax year 2018 were not expected to be disbursed for charitable purposes until fiscal year 2020, and the cost of the State tax credit was not expected to be incurred until tax year 2019. However, as of February 28, 2018, changes in taxpayer behavior could in the State’s opinion affect the timing and amount of personal income tax receipts. The DOB expected to include estimates on charitable giving in future updates, once activity on donations can be observed.

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Decoupling from Federal Tax Code: The State tax code is closely aligned with the Federal tax code. Legislation was proposed as part of the Executive Budget that was designed to decouple the State tax code from the Federal tax code, where necessary, to avoid more than $1.5 billion in State tax increases that would otherwise result from the recently enacted changes in the Federal tax code. The decoupling provisions, which were projected to increase the budget gaps in fiscal year 2020 and beyond, include:

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Federal Cap on SALT. The Federal law changes capped the itemized deduction for SALT at a maximum of $10,000. The Executive Budget Financial Plan reflected the inclusion of legislation to decouple from this cap so that New York taxpayers who itemize would not be subject to a State tax increase from the flow through of this Federal cap to State income tax returns. Absent this proposal, personal income tax receipts would be projected to increase by $441 million annually, beginning in fiscal year 2020.

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Federal Charges and Eliminations to Certain Deductions. The Executive Budget Financial Plan proposed to decouple from the Federal changes on other deductions. Absent this proposal, personal income tax receipts would be projected to increase by $269 million annually, beginning in fiscal year 2020.

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Temporary Federal Medical Expense Deduction Increase. Federal tax changes lowered the threshold by which to claim the itemized medical expense deduction for tax years 2017 and 2018, thereby lowering taxpayer liability. The Executive Budget Financial Plan reflected the proposal to decouple from this decrease from tax year 2018, which would have lowered receipts by $25 million in fiscal year 2020.

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New York Single Filer Standard Deduction. The Federal repeal of personal exemptions eliminates the ability of New York single-filer taxpayers to claim the standard deduction for non-dependents on their State tax returns under State tax law current as of February 28, 2018. The Executive Budget included legislation to address this issue. Absent this legislation, New York taxpayers would be subject to a $840 million annual State tax increase beginning in fiscal year 2020.

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Personal Income Tax Revenue Bonds: The State finances a significant share of capital projects through the issuance of Personal Income Tax Revenue Bonds. As of January 15, 2018, New York State had $34.8 billion of Personal Income Tax Revenue Bonds outstanding with a fiscal year 2019 annual debt service cost of $3.2 billion, all of which is secured by financing agreement payments made from the Revenue Bond Tax Fund (“RBTF”), comprising 25 percent of State personal income tax receipts, net of refunds. In fiscal year 2019, the amount of personal income tax receipts dedicated to the repayment of Personal Income Tax Revenue Bonds was estimated at $12.3 billion. In the event that the ECET and Charitable Gifts Trust Fund proposals described above become law, the Executive Budget proposed legislation that would accompany their authorization to strengthen the debt service coverage on Personal Income Tax Revenue Bonds by (i) increasing the percentage of personal income tax receipts dedicated to the payment of Personal Income Tax Revenue Bonds from 25 percent to 50 percent, and (ii) dedicating 50 percent of ECET receipts to the payment of Personal Income Tax Revenue Bonds. In addition, in the event that (a) the State Legislature fails to appropriate amounts required to make all debt service payments on Personal Income Tax Revenue Bonds or (b) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the Personal Income Tax Revenue Bonds, the Executive Budget proposed to increase the required set-aside for the Personal Income Tax Revenue Bonds program such that personal income tax and ECET receipts continue to be deposited to the RBTF until amounts on deposit in the RBTF equal the greater of (i) 40 percent of annual personal income tax and ECET receipts or (ii) $12 billion. The equal set-asides from the ECET and personal income tax were intended to assure that the flow of taxes dedicated to Personal Income Tax Revenue Bonds remain constant, regardless of the number of employers who choose to opt in to the ECET system. The ECET and personal income tax were expected to offset one another, with increased collections in the ECET offset by a similar decrease in personal income tax receipts. The increase in the personal income tax set-aside was also expected to be sufficient to offset any reduction in personal income tax receipts that may occur from charitable giving to the new Charitable Gifts Trust Fund proposed with the Executive Budget. The proposed set-aside for personal income tax and ECET may differ from the foregoing depending on the final form of tax reform legislation approved with the fiscal year 2019 Enacted Budget.

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Unincorporated Business Tax (“UBT”): As of February 28, 2018, in addition to the ECET and Charitable Gifts Trust Fund proposals in the Executive Budget, the Executive was studying options for the creation of a UBT intended to preserve deductibility for individuals on certain components of non-wage income. A UBT would apply a deductible business tax on pass-through businesses, or some subset of pass-through businesses, and offer a corresponding tax credit to the owners of the business on their personal income taxes. As of February 28, 2018, the DOB expected that any reduction in personal income tax receipts that may result from the creation of a UBT would be offset in full by an increase in UBT receipts. All or a portion of UBT receipts may be pledged to the payment of Personal Income Tax Revenue Bonds. As of February 28, 2018, it was expected that the Executive may propose legislation to create a UBT by the end of fiscal year 2018.

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Use of Extraordinary Monetary Settlements: The Executive Budget proposed the following uses for new settlements: $194 million for the State’s share of the MTA Subway Action Plan; $125 million in “hard-dollar” capital for health care providers; and $383 million for operating purposes.

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Other Resource Changes: These included updated estimates of various miscellaneous receipts and transfers from other funds, including Federal Emergency Management Agency reimbursements expected in fiscal year 2019. In addition, the Executive Budget proposed a new $120 safety inspection fee for privately operated for-hire/for-profit passenger carriers, and a modern rate structure for right-of-way fees that will require fees for the placement of fiber optic cables and wireless towers on State-owned highways.

Revenue Actions

•	Health Insurance Conversions (or comparable transactions): The Updated Financial Plan included $500 million annually over four years from conversions, acquisitions, or related transactions in which not-for-profit health insurers convert to corporations organized for pecuniary profit. As of February 28, 2018, the DOB believed that such activity was likely.

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Impose a Healthcare Insurance Windfall Profit Fee: The Federal tax plan gives health care companies a 40 percent cut on their taxes while also transferring health care costs to the State. The Executive Budget imposed a 14 percent surcharge on health insurer gains to recapture $140 million of those corporate tax savings and reinvest it in vital health care services for New Yorkers.

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Establish an Opioid Epidemic Surcharge: New York State, like much of the country, is battling an opioid epidemic. The Executive Budget imposed a new surcharge of 2 cents per milligram of active opioid ingredient on prescription drugs, directing all proceeds to the Opioid Prevention, Treatment and Recovery Fund. As of February 28, 2018, this new fund was expected to support ongoing prevention, treatment, and recovery services.

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Discontinue the Energy Services Sales Tax Exemption: The Executive Budget eliminated the sales tax exemption on non-residential transmission and distribution of gas or electricity when purchased from an Energy Service Company (“ESCO”). Enacted in the early 2000s to incentivize consumer choice, this exemption is no longer necessary now that ESCOs are established entities (New York City eliminated this tax exemption in 2009).

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Defer Business-Related Tax-Credit Claims: Taxpayers must defer using most business credits for tax years 2018 through 2020, where such credits exceed $2 million. They can begin to use deferred nonrefundable credits starting in 2021, and may use 50 percent of their refundable credits in 2021, 75 percent of the remaining credit in 2022, and the balance in 2023.

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Internet Fairness Conformity Tax: Online providers such as Amazon and eBay supply a marketplace for third-party sellers to sell their products to consumers. As of Febraury 28, 2018, such outside sellers were required to collect sales tax from New York residents if the seller is located in New York. Many marketplace providers agree to collect the tax for the third party seller in this instance. The Executive Budget required a marketplace provider to collect the tax when it facilitates the sale to State residents, whether the seller is located within, or outside, New York.

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Improve Cigar Tax Enforcement: The Executive Budget changed the definition of “wholesale price” to the invoiced price for which a manufacturer or distributor sells tobacco products to a New York State registered tobacco distributor. The definition of “wholesale price” used as of February 28, 2018 was the result of litigation and had resulted, as of February 28, 2018, in revenue losses as it relies on the industry to determine the tax on its own products through a pricing survey.

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Other Actions: The Executive Budget included other tax credits/extensions, enforcement initiatives and tax code reforms. These include a two-year extension of the Hire a Vet Tax Credit to 2020; an increase in the vending machine sales tax exemption for food and drink purchases priced at $1.50 or less, to $2.00 or less; and a health tax of 10 cents per fluid milliliter on vapor products at the distributor level, equalizing the tax treatment of tobacco products and the equivalent products used in e-cigarettes.

State Operating Funds – Summary of Annual Spending Change

Local Assistance

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Medicaid and School Aid are the State’s largest local aid programs, comprising approximately 45 percent of State Operating Funds spending. As of February 28, 2018, School Aid for the school year 2019 was expected to total $26.4 billion, an increase of $769 million (3 percent), including a $338 million increase in Foundation Aid. Medicaid spending subject to the Global Cap was expected to grow at the indexed rate of 3.2 percent to $18.9 billion. In total, Medicaid funded from State resources was expected to increase to $19.5 billion, including the EP, the takeover of local Medicaid costs, and other spending outside the Global Cap.

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In fiscal year 2018, the bonds secured by annual payments under the MSA were retired, with no remaining debt service requirements to be paid on these bonds. As of February 28, 2018, the DOB expected payments under the MSA of approximately $103 million in fiscal year 2018 and approximately $329 million in fiscal year 2019, with additional payments under the MSA to be available in the years beyond fiscal year 2019. The fiscal year 2018 Enacted Budget authorized and directed these payments be used to help defray costs of the State’s takeover of Medicaid costs for counties and New York City. The State takeover, in which local Medicaid costs were capped permanently at 2015 calendar year levels, was expected to cost the State $917 million in fiscal year 2019 and $1.1 billion in fiscal year 2020. Consistent with State law, the DOB expected MSA payments to be directly deposited to the Medicaid Management Information System (“MMIS”) Escrow Fund. The deposit mechanism has no impact on overall Medicaid spending funded with State resources, but does decrease reported State-supported Medicaid spending accounted for in State Operating Funds.

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In transportation, the Executive Budget proposed amending the statute to no longer require the PMT to be appropriated annually by the State Legislature. Consistent with this proposed law change, the Executive Budget Financial Plan did not reflect PMT receipts and related local assistance disbursements, beginning in fiscal year 2019. As of February 28, 2018, PMT receipts and disbursements were estimated at approximately $1.5 billion and $1.4 billion, respectively, in fiscal year 2019. The Executive Budget also proposed appropriating certain transportation operating costs from the General Fund instead of the DHBTF. As of February 28, 2018, these operating expenses were funded by a transfer from the General Fund to the DHBTF. This change was expected to increase disbursements in State Operating Funds by nearly $390 million in fiscal year 2019.

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Local assistance spending reported in the Updated Financial Plan is affected by the accounting treatment of State payments to STARC. Pursuant to legislation enacted in fiscal year 2017, New York City is remitting savings to the State from a 2014 refunding of STARC bonds, which are supported solely by the annual payment of State aid. The fiscal year 2017 legislation specified that the money refunded from STARC could be received by the State as a miscellaneous receipt, or directed by the State to a State public authority to offset debt service costs on State-supported bonds. In the fiscal year 2018 Enacted Budget, the Legislature provided that money recouped from the STARC refunding can be treated as an offset to State spending by adding specific language to the STARC appropriation. The Executive Budget Financial Plan reflected the offset to spending in the calculation of State Operating Funds spending in both fiscal year 2018 and fiscal year 2019. In fiscal year 2017, the State accounted for the money as a miscellaneous receipt.

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As of February 28, 2018, STAR spending had been affected by the conversion of STAR benefits to state personal income tax credits, in addition to program reestimates. The conversion of STAR benefits to personal income tax credits has no impact on the value of the STAR benefits received by taxpayers, but does decrease reported disbursements for STAR on a State Operating Funds basis of reporting and decreases the level of reported personal income tax receipts by an identical amount.

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Higher Education spending growth was mainly due to the second phase of the Excelsior Free Tuition Program, State support for the DREAM Act, increased funding for other scholarships, fringe benefit cost increases, and the timing of certain payments.

State Operations/Fringe Benefits

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As of February 28, 2018, spending for Executive agency operations was expected to increase slightly in fiscal year 2019, excluding the reclassification of certain DOT and Department of Motor Vehicles (“DMV”) operating costs related to snow and ice removal; bus, truck and rail inspection; and DMV regulatory activities from the DHBTF to the General Fund.

•	As of February 28, 2018, operations spending for the university systems and elected officials was expected to increase by 3.5 percent and 2.5 percent, respectively.

•	Spending growth for fringe benefits was mainly due to rising employee health care and prescription drug costs.

Debt Service

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As of February 28, 2018, spending from debt service funds was expected to increase by 0.3 percent from 2018, which includes the impact of the payment of certain fiscal year 2019 debt service costs in fiscal year 2018.

All Funds Spending

All Funds spending, which includes spending from capital funds and Federal funds, is budgeted to increase by 4.0 percent from fiscal year 2017 to fiscal year 2018, excluding extraordinary Federal aid for disaster related costs and health care transformation.

Growth in Capital Projects Funds spending, which affects All Funds and State Funds spending, as well as transfers from the General Fund, reflects the continued implementation of major initiatives enacted in prior years, as well as new initiatives enacted in fiscal year 2018. Major initiatives, subject to future budget and funding provisions, include: over $55 billion in total capital funding for the DOT and MTA multi-year capital plans; $2.5 billion in total capital funding for Affordable and Homeless Housing; nearly $3 billion in capital funding for clean water infrastructure; $2 billion in total capital funding for the Smart Schools Bond Act; nearly $3 billion in total capital funding for Health Care capital grants; and capital grants for economic development programs, including the Buffalo Billion, expansion of the Jacob K. Javits Convention Center, and redevelopment of Moynihan Station.

In addition, capital spending was expected to increase due to the continued multi-year disbursements of $7.7 billion from Extraordinary Monetary Settlements that have been appropriated from Capital Projects Funds. This funding was expected to support initiatives such as the Thruway Stabilization Program, Upstate Revitalization Initiative, and the expansion of statewide broadband services.

Increased Federal spending is mainly concentrated in health care and is partly offset by diminishing levels of Federal reimbursement for recovery costs related to severe storms (e.g., Superstorm Sandy).

As of February 28, 2018, General Fund spending, including transfers, was expected to grow by approximately 3.4 percent from fiscal year 2017, and included planned transfers of Extraordinary Monetary Settlements to fund spending appropriated in Capital Projects Funds and the costs associated with the CSX Transportation, Inc. (“CSX”) payments. In addition, funding for many agencies and programs is charged to several funds, and is affected by offsets and accounting reclassifications.

STATE GOVERNMENT EMPLOYMENT

As of March 31, 2017, the State had approximately 181,400 FTE annual salaried employees funded from all funds including some part-time and temporary employees, independently-elected agencies and university systems, but excluding seasonal, legislative and judicial employees. As of June 20, 2017, the workforce was substantially smaller than it was in 1990, when it peaked at approximately 230,000 positions. As of June 20, 2017, the State workforce was projected to total 181,416 positions at the end of fiscal year 2018. The State workforce subject to direct Executive control was expected to total 118,481 FTE positions at the end of fiscal year 2018.

The State Public Employment Relations Board defines negotiating units for State employees. The Governor’s Office of Employee Relations (“GOER”) conducts collective bargaining negotiations with the State’s unions, with the exception of employees of the Judiciary, public authorities, City Unversity of New York (“CUNY”) and the Legislature. Such negotiations include terms and conditions of employment, except pension benefits.

Legislation had been enacted to implement a three-year collective bargaining agreement providing 2 percent annual increases (fiscal year 2017, fiscal year 2018, and fiscal year 2019) for employees represented by PEF and comparable increases for “managerial” or “confidential” (“M/C”) employees. The agreement with PEF follows the one-year retroactive labor agreement authorizing payment of a 2 percent general salary increase to members for the period April 1, 2015 through March 31, 2016. The Graduate Student Employees Union (“GSEU”) had agreed to a similar three-year deal. The GSEU membership voted to ratify on March 3, 2017.

The New York State Police Investigators Association (“NYSPIA”) achieved a multi-year collective bargaining agreement patterned after the State’s 2015 legislative session deals with the State Police Troopers and Commissioned- and Non-Commissioned Officers. The enacted NYSPIA pay bill provides the same schedule of general salary increases provided to the Police Benevolent Association of the New York State Troopers (“NYSTPBA”) members; specifically, a 2 percent general salary increase for each of fiscal year 2015 and fiscal year 2016, in their entirety, and a 1.5 percent general salary increase for each of fiscal year 2017 and fiscal year 2018, respectively.

As of June 20, 2017, the New York State Correctional Officers and Police Benevolent Association (“NYSCOPBA”) membership voted not to ratify a tentative agreement on a five-year labor contract through fiscal year 2021, which would have provided for annual 2 percent general salary increases through fiscal year 2021, and differentials typically received within the law enforcement community (e.g., Hazardous Duty Pay), the costs of which were offset by benefit design changes within NYSHIP and reductions in overtime costs. As of June 20, 2017, the State was expected to continue negotiations with NYSCOPBA.

As of June 20, 2017, the State was in active negotiations with all other employee unions whose contracts concluded in fiscal year 2016, including Civil Service Employees Association (“CSEA”), United University Professions (“UUP”), Council 82, and DC-37 Housing. Negotiations also continued with the Police Benevolent Association of New York State (“PBANYS”), whose contract expired at the end of fiscal year 2015.

While approximately 94 percent of the State workforce was unionized, as of June 20, 2017, the remainder of the workforce was designated as M/C and is excluded from collective bargaining. The results of collective bargaining negotiations had historically been applied to all State employees within the Executive Branch. However, general salary increases were withheld from M/C employees in fiscal year 2010 and fiscal year 2011. Under the State’s Taylor Law, the general statute governing public employee-employer relations in the State, employees were prohibited from striking. As of June 20, 2017, a strike against the State last occurred in 1979 by employees of DOCCS.

OTHER MATTERS AFFECTING THE STATE FINANCIAL PLAN

General

The State’s Updated Financial Plan is subject to complex economic, social, financial, political, and environmental risks and uncertainties, many of which are outside the ability of the State to control. The DOB believes that the projections of receipts and disbursements in the Updated Financial Plan are based on reasonable assumptions, but there can be no assurance that actual results will not differ materially and adversely from these projections. For instance, actual receipts collections have fallen substantially below the levels forecasted in certain fiscal years. In addition, projections in future years are based on the assumption that annual growth in State Operating Funds spending would be limited to 2 percent, and that all savings that result from the 2 percent limit will be made available to the General Fund.

The DOB routinely executes cash management actions to manage the State’s large and complex budget. These actions are intended for a variety of purposes that include improving the State’s cash flow, managing resources within and across State fiscal years, assisting in the adherence to spending targets, and better positioning the State to address future risks and unanticipated costs, such as economic downturns, unexpected revenue deterioration, and unplanned expenditures. As such, the State regularly makes certain payments above those initially planned, to maintain budget flexibility. All payments made above the planned amount are reflected in the year they occur, and adhere to the limit of the State’s 2 percent spending benchmark.

The Updated Financial Plan is based on numerous assumptions, including the condition of the State and national economies, and the concomitant collection of economically sensitive tax receipts in the amounts projected. Other uncertainties and risks concerning the economic conditions and receipts forecasts include the impacts of: national and international events; ongoing financial risks in the Euro-zone; changes in consumer confidence, oil supplies and oil prices; major terrorist events, hostilities or war; climate change and extreme weather events; Federal statutory and regulatory changes concerning financial sector activities, Federal tax law and other programmatic purposes; changes concerning financial sector bonus payouts, as well as any future legislation governing the structure of compensation; shifts in monetary policy affecting interest rates and the financial markets; financial and real estate market developments which may adversely affect bonus income and capital gains realizations; the effect of household debt on consumer spending and State tax collections; and the outcomes of litigation and other claims affecting the State.

The Updated Financial Plan is subject to various uncertainties and contingencies relating to: wage and benefit increases for State employees that exceed projected annual costs; changes in the size of the State’s workforce; the realization of the projected rate of return for pension fund assets and assumptions as of February 28, 2018 with respect to wages for State employees affecting the State’s required pension fund contributions; the willingness and ability of the Federal government to provide the aid expected in the Updated Financial Plan; the ability of the State to implement cost reduction initiatives, including reductions in State agency operations, and the success with which the State controls expenditures; and the ability of the State and its public authorities to market securities successfully in the public credit markets.

The projections and assumptions contained in the Updated Financial Plan are subject to revisions which may result in substantial change. No assurance can be given that these estimates and projections, which depend in part upon actions the State expected to be taken but which are not within the State’s control, will be realized.

Budget Risks and Uncertainties

There can be no assurance that the State’s financial position will not change materially and adversely from projections as of February 28, 2018. If this were to occur, the State would be required to take gap-closing actions. Such actions may include, but are not limited to: reductions in State agency operations; delays or reductions in payments to local governments or other recipients of State aid; delays in or suspension of capital maintenance and construction; extraordinary financing of operating expenses; use of non-recurring resources; or other measures. In some cases, the ability of the State to implement such actions requires the approval of the Legislature and cannot be implemented solely by action of the Governor.

The Updated Financial Plan forecast contained specific transaction risks and other uncertainties including, but not limited to: receipt of certain payments from public authorities; receipt of certain revenue sharing payments under the Tribal-State compact, including payments from the Seneca Nation; receipt of miscellaneous revenues at the levels expected in the Updated Financial Plan, and achievement of cost-saving measures including, but not limited to, transfer of available fund balances to the General Fund at levels projected as of February 28, 2018. Such risks and uncertainties, if they were to materialize, could adversely impact the Updated Financial Plan.

State law grants the Commissioner of Health certain powers and authority to maintain Medicaid spending levels assumed in the Updated Financial Plan. Over the past six years, DOH State Funds Medicaid spending levels have remained at or below indexed levels without requiring the Commissioner to exercise this authority. However, Medicaid program spending is sensitive to several factors including fluctuations in economic conditions, which may increase caseload, and changes in Federal aid, which could affect State health care spending. The Commissioner’s powers are intended to limit the rate of annual growth in DOH State Funds Medicaid spending to the levels estimated for fiscal year 2018, through actions which may include reducing rates to providers. These actions may be dependent upon timely Federal approvals and other elements of the program that govern implementation. It should further be noted that the Medicaid Cap, which is indexed to historical CPI Medical trends, applies to State Operating Funds and, therefore, General Fund spending remains sensitive to revenue performance in the State’s Health Care Reform Act (“HCRA”) fund. The HCRA fund finances approximately one-quarter of DOH State-share costs of Medicaid.

The Updated Financial Plan forecast contained specific transaction risks and other uncertainties including, but not limited to: receipt of certain payments from public authorities; receipt of certain casino revenue sharing payments under the Tribal-State compact, including payments from the Seneca Nation; receipt of miscellaneous revenues at the levels expected in the Updated Financial Plan; and achievement of cost-saving measures including, but not limited to, transfer of available fund balances to the General Fund at levels projected as of February 28, 2018. Such risks and uncertainties, if they were to materialize, could adversely impact the Updated Financial Plan.

The Updated Financial Plan also reflected actions that affect the spending reported in the State Operating Funds basis of reporting, including (i) the realignment of certain operating costs to the capital budget to provide consistency in reporting across all agencies and a more accurate accounting of the overall capital budget; (ii) the payment of certain operating costs using available resources in accounts outside of the State Operating Funds basis of reporting; and (iii) the restructuring of the STAR program such that the spending for certain benefits is instead provided in the form of a tax credit for consistency with the reporting of other State tax credits. If these and other transactions are not implemented as planned, annual spending growth in State Operating Funds would increase above estimates as of February 28, 2018.

In developing the Updated Financial Plan, the DOB attempts to mitigate the financial risks from receipts volatility, litigation, and unexpected costs, with an emphasis on the General Fund. It does this by, among other things, exercising caution when calculating total General Fund disbursements, and managing the accumulation of financial resources that can be used to offset new costs (including, but not limited to, fund balances not needed in a particular year, acceleration of tax refunds above the level budgeted in a given year, and prepayment of expenses). There can be no assurance that such resources will be sufficient to address risks that may materialize in any given fiscal year.

Federal Issues

The State receives a substantial amount of Federal aid for health care, education, transportation, and other governmental purposes, as well as Federal funding to respond to, and recover from, severe weather events and other disasters. Many of the policies that drive this Federal aid are subject to change under the Trump Administration and the current Congress. Federal aid projections, and the assumptions on which they rely, are subject to revision in future financial updates as a result of changes in Federal policy.

The Federal government may enact budgetary changes or take other actions that adversely affect State finances. State legislation proposed with the fiscal year 2019 Executive Budget continues authorization for a process by which the State would manage significant reductions in Federal aid during fiscal year 2019 and fiscal year 2020 should they arise. Specifically, the legislation allows the Budget Director to prepare a plan for consideration by the Legislature in the event that the Federal government (i) reduces Federal Financial Participation (“FFP”) in Medicaid funding to New York State or its subdivisions by $850 million or more; or (ii) reduces FFP or other Federal aid funding to New York State that affects the State Operating Funds financial plan by $850 million or more, exclusive of any cuts to Medicaid. Each limit is triggered separately. The plan prepared by the Budget Director must equally and proportionally reduce appropriations and cash disbursements in the General Fund and State Special Revenue Funds. Upon receipt of the plan, the Legislature has 90 days to prepare its own corrective action plan, which may be adopted by concurrent resolution passed by both houses, or the plan submitted by the Budget Director takes effect automatically.

In addition, the Updated Financial Plan may also be adversely affected by other Federal government actions, including audits, disallowances, and changes to Federal participation rates or other Medicaid rules. For instance, the Updated Financial Plan included reimbursement to the Federal government of $100 million annually through fiscal year 2027 pursuant to a March 2015 agreement between the State and the Centers for Medicare and Medicaid Services (“CMS”). The agreement resolved a pending disallowance for fiscal year 2011 and all related payment disputes for State-operated services prior to April 1, 2013, including home and community-based waiver services. Pursuant to the agreement, the State must adjust the Federal/State share of future Medicaid costs to reimburse the Federal government. The State used $850 million in Extraordinary Monetary Settlement payments, previously set aside for financial risks, to finance the initial repayment amount in fiscal year 2016.

Responding to the New Federal Tax Law

On December 22, 2017, President Trump signed into law the TCJA, making major changes to the Federal Internal Revenue Code, most of which are effective in the 2018 tax year. The new Federal tax law makes extensive changes to Federal personal income taxes, corporate income taxes, and estate taxes, and the deductibility of various taxes and interest costs.

The State’s income tax system interacts with the Federal system in numerous ways. The Federal changes will have significant flow-through effects on state tax burdens and revenues. Given the far-reaching nature of the Federal law, the New York State Department of Taxation and Finance (“DTF”) has undertaken extensive analysis in consideration of how best to respond and has outlined options for State tax reform in response to the Federal legislation. The Executive Budget included proposed changes to the State tax code to address Federal changes.

In addition, the new Federal tax law eliminated the tax-exempt advance refunding of municipal bonds, thereby limiting the ability of the State and debt-issuing public authorities to realize savings in favorable market conditions. Since fiscal year 2015, advance refunding has saved New York State approximately $1.1 billion.

Current Federal Aid

President Trump has proposed significant cuts to mandatory and discretionary domestic programs in Federal fiscal years 2018 and 2019 which were under consideration by Congress as of February 28, 2018. If the proposed cuts are adopted it could reduce Federal aid to New York by billions of dollars.

As of February 28, 2018, the Federal government was operating under a continuing resolution for Federal fiscal year 2018 that kept the Federal government operating through March 23, 2018.

The Budget Control Act (“BCA”) of 2011, which temporarily raised the debt limit, established discretionary spending caps on the Federal government through Federal fiscal year 2021, and under certain conditions institutes automatic spending cuts for certain Federal funds on which the State relies. Discretionary Federal funding to the State could be reduced if these caps are not adjusted, suspended or eliminated. On February 9, 2018, the Federal government enacted legislation increasing the spending caps for Federal fiscal years 2018 and 2019, lessening the potential for significant spending cuts in discretionary domestic programs through Federal fiscal years 2019.

Medicaid Disproportionate Share Hospital (“DSH”) Payments

Provisions within the Medicaid statute allow for a capped amount of payments to hospitals that treat a disproportionate number of Medicaid recipients. Changes made initially in the ACA to reduce the aggregate amount of Federal reimbursements for DSH payments came into effect with the start of Federal fiscal year 2018, beginning October 1, 2017, but have since been delayed to Federal fiscal year 2020 (beginning October 1, 2019) by Federal legislation enacted on February 9, 2018. This legislation also accelerates full implementation of the DSH cuts to begin in Federal fiscal year 2021, in contrast to the previous multi-year phase-in.

As of February 28, 2018, the DOB estimated that when the changes do take effect, New York will see the largest reduction among all states, costing the State billions of dollars in lost Federal DSH payments when fully phased in.

Federal Health Care Policy

In 2017, the Federal government attempted to end the Basic Health Program (EP in New York State), the ACA, Medicaid expansion, and to shift a larger share of growth in Medicaid costs to states by imposing per capita caps on Medicaid spending in lieu of Medicaid’s open-ended entitlement in place as of February 28, 2018. If these bills had been enacted into law, these policies would have had a substantial adverse impact on the Financial Plan. Additionally, President Trump has taken unilateral Executive action to withhold Cost Sharing Reduction (“CSR”) payments, threatening low-cost health insurance coverage for income-eligible recipients when purchasing Qualified Health Plan (“QHP”) or EP coverage through the New York State of Health, New York’s official health plan marketplace. The Executive Budget Financial Plan assumed the continuation of these programs, but also establishes a statutory reserve to address the potential loss of Federal funding and authorizes program modifications, if necessary, to preserve vital services in the event of Federal reductions. While Federal funding for Children’s Health Insurance Program has been reauthorized through Federal fiscal year 2027, it remains possible that other Federal changes could affect the State’s health care policies. As of February 28, 2018, the DOB was monitoring Federal health care policy.

Excise Tax on High-Cost Employer-Sponsored Health Coverage (“Cadillac Tax”)

The Excise Tax on High-Cost Employer Sponsored Health Coverage (26 USC 4980I) is a 40 percent excise tax assessed on the portion of the premium for an employer-sponsored health insurance plan that exceeds a certain annual limit. The provision was initially included in the ACA to offset mandatory spending increases, but has since been altered by intervening laws that delay the implementation of the tax until 2022. As of February 28, 2018, regulations from the Internal Revenue Service had yet to be published and it was unclear if or how the tax would be changed as a result of ongoing health care and tax reform discussions.

Medicaid Redesign Team (“MRT”) Medicaid Waiver

As of February 28, 2018, the Federal CMS and the State had an agreement authorizing up to $8 billion in new Federal funding over several years to transform New York’s health care system and ensure access to quality care for all Medicaid beneficiaries. This funding, provided through an amendment to the State’s Partnership Plan 1115 Medicaid waiver, is divided among the Interim Access Assurance Fund (“IAAF”), the Delivery System Reform Incentive Payment (“DSRIP”) Program, Health Homes, and various other Medicaid redesign initiatives.

Since January 1, 2014, in accordance with provisions of the ACA, the State has been eligible for enhanced Federal Medical Assistance Percentage (“FMAP”) funding associated with childless adults. The DOH continues to work with the CMS and to refine eligibility data systems to draw the appropriate amount of enhanced FMAP funding. This reconciliation may result in a modification of payments to the State and local governments.

Federal Debt Limit

On February 9, 2018, the Federal government enacted legislation suspending the Federal debt limit through March 1, 2019, forestalling the possibility of a default by the Federal government until at least that time. A Federal government default on payments, particularly for a prolonged period, could have a materially adverse effect on the national and the State economies, financial markets, and intergovernmental aid payments. The specific effects on the Updated Financial Plan of a future Federal government default were unknown as of February 28, 2018 and impossible to predict. However, data from past economic downturns suggest that the State’s revenue loss could be substantial if the economy goes into a recession due to a Federal default.

A payment default by the United States may adversely affect the municipal bond market. Municipal issuers, as well as the State, could face higher borrowing costs and impaired market access. This would jeopardize planned capital investments in transportation infrastructure, higher education facilities, hazardous waste remediation, environmental projects, and economic development projects. Additionally, the market for and market value of outstanding municipal obligations, including municipal obligations of the State, could be adversely affected.

Current Labor Negotiations (Current Contract Period)

As of February 28, 2018, the State had multi-year labor agreements in place with several unions, while negotiations were underway with other unions. The CSEA and DC-37 (Rent Regulation Unit) employees have a five-year labor contract that provides annual salary increases of 2 percent for fiscal years 2017 through 2021 and additional compensation changes, offset by benefit design changes within NYSHIP and reductions in overtime costs.

As of February 28, 2018, employees represented by PEF and the GSEU, as well as M/C employees, have a three-year collective bargaining agreement providing 2 percent annual salary increases in fiscal years 2017 through 2019.

As of February 28, 2018, members of the NYSTPBA and the NYSPIA had a multi-year collective bargaining agreement that providing a 2 percent general salary increase for each of fiscal year 2015 and fiscal year 2016, and a 1.5 percent general salary increase for each of fiscal year 2017 and fiscal year 2018. Negotiations on the next contract with NYSTPBA commenced in January 2018 and were anticipated by the State to commence with NYSPIA later in 2018.

As of February 28, 2018, the State was in negotiations with all other employee unions whose contracts concluded in fiscal year 2016, including UUP, Council 82 and the NYSCOPBA following its rejection in March 2017 of a tentative agreement on a five-year labor contract through fiscal year 2021. As of February 28, 2018, negotiations with the PBANYS, whose contract expired at the end of fiscal year 2015, were ongoing.

As of February 28, 2018, the Judiciary had reached agreement with all 12 unions represented within its workforce. The contract periods vary from fiscal year 2018 to fiscal year 2020 for CSEA, fiscal year 2012 to fiscal year 2019 for Court Officers Benevolent Association of Nassau County (“COBANC”), fiscal year 2012 to fiscal year 2021 for the NYS Supreme Court Officers Association, the NYS Court Officers Association and the Court Clerks Association, and fiscal year 2017 to fiscal year 2019 for seven other unions. The Updated Financial Plan reflected no changes to the Judiciary cash estimates in the fiscal year 2018.

On June 27, 2016, CUNY Board of Trustees approved collective bargaining agreements between CUNY and unions representing almost all of the University’s faculty and staff. For CUNY senior colleges, these agreements were estimated, as of February 28, 2018, to cost approximately $250 million for retroactive payments and $150 million in ongoing annual costs. At the request of CUNY, the State advanced its planned payment of approximately $250 million State support for CUNY senior colleges from October 2016 to June 2017, to make resources available for retroactive payments in the academic year ending June 2017.

Pension Amortization

Background

Under legislation enacted in August 2010, the State and local governments may amortize (defer paying) a portion of their annual pension costs. Amortization temporarily reduces the pension costs that must be paid by public employers in a given fiscal year, but results in higher costs overall when repaid with interest.

The State and local governments are required to begin repayment on each new amortization in the fiscal year immediately following the year in which the amortization was initiated. The full amount of each amortization must be repaid within ten years at a fixed interest rate determined by Office of the State Comptroller (“OSC”). Legislation included in the fiscal year 2017 Enacted Budget authorized the State to prepay a portion of remaining principal associated with an amortization, and then pay a lower re-calculated interest installment in any subsequent year for which the principal has been prepaid. This option does not allow the State to delay the original ten-year repayment schedule, nor does it allow for the interest rate initially applied to the amortization amount to be modified.

The portion of an employer’s annual pension costs that may be amortized is determined by comparing the employer’s amortization-eligible contributions as a percentage of employee salaries (i.e., the normal rate) to a system-wide amortization threshold (i.e., the graded rate). Graded rates are determined for ERS and PFRS according to a formula enacted in the 2010 legislation and generally move toward their system’s average normal rate by up to one percentage point per year. When an employer’s normal rate is greater than the system-wide graded rate, the employer can elect to amortize the difference. However, when the normal rate of an employer that previously amortized is less than the system-wide graded rate, the employer is required to pay the graded rate. Additional contributions are first used to pay off existing amortizations and are then deposited into a reserve account to offset future increases in contribution rates. Chapter 48 of the Laws of 2017 changed the graded rate computation to provide an employer specific graded rate based on the employer’s own tier and plan demographics.

As of February 28, 2018, the State had not amortized its pension costs (including the Office of Court Administration (“OCA”)) since fiscal year 2016.

As of February 28, 2018, the amortization threshold was projected to approximate the normal rate in upcoming fiscal years.

Pension Contributions

During fiscal year 2016, the New York State and Local Retirement System (“NYSLRS”) updated its actuarial assumptions based on the results of the 2015 five-year experience study. In September 2015, the NYSLRS announced that employer contribution rates would decrease for fiscal year 2017 and the assumed rate of return would be lowered from 7.5 percent to 7 percent. The salary scale assumptions were also changed—for ERS the scale was reduced from 4.9 percent to 3.8 percent and for PFRS the scale was reduced from 6.0 percent to 4.5 percent.

Fiscal Year 2019 Projections

The preliminary fiscal year 2019 ERS/PFRS pension liability of $2.3 billion is impacted by the fiscal year 2017 investment return of 11.5 percent, which was above the Comptroller’s assumed rate of return (7 percent). The estimate also reflects the impact of past investment performance and growth in the number of lower cost Tier 6 members. As a result, the average contribution rate for ERS was expected, as of February 28, 2018, to decrease from 15.3 percent of payroll to 14.9, while the average contribution rate for PFRS was expected to decrease from 24.4 percent of payroll to 23.5 percent.

The pension liability also reflects changes to military service credit provisions found in Section 1000 of the Retirement and Social Security Law (“RSSL”) enacted during the 2016 legislative session (Chapter 41 of the Laws of 2016). All veterans who are members of NYSLRS may, upon application, receive extra service credit for up to three years of military duty if such veterans (i) were honorably discharged, (ii) have achieved five years of credited service in a public retirement system, and (iii) agreed to pay the employee share of such additional pension credit. Costs to the State for employees in ERS are anticipated to be incurred at the time each member purchases credit, as documented by OSC at the end of each calendar year, while costs for employees in PFRS will be distributed across PFRS employers and billed on a two-year lag (e.g. fiscal year 2017 costs will first be billed in fiscal year 2019). Additionally, Section 25 of the RSSL requires the State to pay the ERS employer contributions associated with this credit on behalf of local governments. The State is also permitted to amortize the cost of past service credits newly incurred in a given fiscal year; however, the State does not anticipate choosing this option as there would be an interest rate of 7 percent applied to this amortization. The ERS cost to the State (including the costs covered for local ERS) was $52 million in fiscal year 2018 based on actual credit purchased through December 31, 2017. As of February 28, 2018, the DOB estimated ERS costs of $55 million in fiscal year 2019; and $39 million in fiscal year 2020. Additionally, as of February 28, 2018. the State expected ongoing costs of $7 million beginning in fiscal year 2021 as new cohorts of veterans become eligible to purchase the credit.

Out year Projections

As of February 28, 2018, pension estimates for fiscal year 2020 and beyond, as projected by the DOB, reflect growth in normal costs primarily based on the expectation that collective bargaining will result in continued salary increases and that investment returns are expected to be below the actuarially assumed 7 percent rate of return in the near-to-mid-term.

Other Post-Employment Benefits (“OPEB”)

State employees become eligible for post-employment benefits (e.g., health insurance) if they reach retirement while working for the State, and are enrolled in NYSHIP, or are enrolled in the NYSHIP opt-out program, at the time they reach retirement, and have at least ten years of eligible service. The cost of providing post-retirement health insurance is shared between the State and the retired employee. Contributions are established by law and may be amended by the Legislature. The State pays its share of costs on a PAYGO basis as required by law.

In accordance with the Governmental Accounting Standards Board (“GASB”) Statement 45, the State must perform an actuarial valuation every two years for purposes of calculating OPEB liabilities. As disclosed in Note 13 of the State’s Basic Financial Statements for fiscal year 2017, the State’s Annual Required Contribution (“ARC”) represents the annual level of funding that, if set aside on an ongoing basis, is projected to cover normal costs each year and to amortize any unfunded liabilities of the plan over a period not to exceed 30 years. Amounts required but not actually set aside to pay for these benefits are accumulated, with interest, as part of the net OPEB obligation, after adjusting for amounts previously required.

As reported in the State’s Basic Financial Statements for fiscal year 2017, the unfunded actuarial accrued liability for fiscal year 2017 is $87.3 billion ($72.8 billion for the State and $14.4 billion for SUNY), an increase of $9.4 billion from fiscal year 2016 (attributable entirely to the State). The unfunded actuarial accrued liability for fiscal year 2017 used an actuarial valuation of OPEB liabilities as of April 1, 2016 for the State and April 1, 2014 for SUNY. These valuations were determined using the Frozen Entry Age actuarial cost method, and are amortized over an open period of 30 years using the level percentage of projected payroll amortization method. A significant portion of the annual growth in the State’s unfunded actuarial accrued liability had been driven by the reduction of the discount rate from 3.155 to 2.637 percent, calculated as the average STIP rate for the past 20 years at the time of valuation. The decline in the discount rate increases the present value of the projected benefit obligation.

The actuarially determined annual OPEB cost for fiscal year 2017 totaled $4.2 billion ($3.2 billion for the State and $923 million for SUNY), a decline of $7 million from fiscal year 2016 ($4 million for the State and $3 million for SUNY). The actuarially determined cost is calculated using the Frozen Entry Age actuarial cost method, allocating costs on a level basis over earnings. The actuarially determined cost was $2.4 billion ($1.795 billion for the State and $639 million for SUNY) greater than the PAYGO required cash payments for retiree costs made by the State in fiscal year 2017. This difference between the State’s PAYGO costs, and the actuarially determined ARC under GASB Statement 45, reduced the State’s net position at the end of fiscal year 2017 by $2.4 billion.

GASB has no authority to require the additional costs to be funded on the State’s budgetary (cash) basis, and no additional funding is assumed for this purpose in the Updated Financial Plan. As of February 28, 2018, the State continued to fund these costs, along with all other employee health care expenses, on a PAYGO basis.

There was no provision in the Updated Financial Plan to fund the ARC for OPEB. If the State begins making a contribution, the additional cost above the PAYGO amounts would be lowered. However, as of February 28, 2018, it was not expected that the State would alter its PAYGO funding practice.

The fiscal year 2018 Enacted Budget included legislation creating a Retiree Health Benefit Trust Fund (the “Trust Fund”) that authorized the State to reserve money for the payment of health benefits of retired employees and their dependents. Under the legislation, the State may deposit into the Trust Fund, in any given fiscal year, up to 0.5 percent of total then-current unfunded actuarial accrued OPEB liability (as of February 28, 2018, $72.8 billion for the State and $14.4 billion for SUNY). The Updated Financial Plan did not include any deposits to the Trust Fund.

As of February 28, 2018, the provisions of GASB Statement 75 (Accounting and Financial Reporting for Postemployment Benefits Other Than Pensions), which amends GASB Statement 45 and GASB Statement 57, were expected to be incorporated into the State’s fiscal year 2019 financial statements. The fiscal year 2019 statements were expected to be issued in July 2019. The GASB Statement alters the actuarial methods used to calculate OPEB liabilities, standardizes asset smoothing and discount rates, and requires the unfunded net OPEB obligation to be reported by the State in its Statement of Net Position. Reporting the unfunded OPEB liability on the Statement of Net Position, rather than as a note disclosure, was expected to significantly increase the State’s total long-term liabilities and show the State in a negative net position.

As of February 28, 2018, GASB Statement 75 was not expected to alter the Updated Financial Plan cash PAYGO projections for health insurance costs, as the DOB methodology for forecasting these costs over a multi-year period already incorporated factors and considerations consistent with the new actuarial methods and calculations required by the GASB Statement.

Litigation

Litigation against the State may include potential challenges to the constitutionality of various actions. The State may also be affected by adverse decisions that are the result of various lawsuits. Such adverse decisions may not meet the materiality threshold to warrant individual description but, in the aggregate, could still adversely affect the Updated Financial Plan.

Climate Change Adaptation

Climate change poses long-term threats to physical and biological systems. Potential hazards and risks related to climate change for the State include, among other things, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years, including Superstorm Sandy, Hurricane Irene, and Tropical Storm Lee, have demonstrated vulnerabilities in the State’s infrastructure (including mass transit systems, power transmission and distribution systems, and other critical lifelines) to extreme weather events including coastal flooding caused by storm surges. In the State’s opinion, climate change risks, if they materialize, can adversely impact the Updated Financial Plan. Significant long-term planning and investment by the Federal government, State, municipalities, and public utilities are expected to be needed to adapt existing infrastructure to climate change risks.

Cybersecurity

New York State government, like many other large public and private entities, relies on a large and complex technology environment to conduct its operations. As a recipient and provider of personal, private, or sensitive information, the State and its public corporations and municipalities face multiple cyber threats including, but not limited to, hacking, viruses, malware and other attacks on computer and other sensitive digital networks and systems. Entities or individuals may attempt to gain unauthorized access to the State’s digital systems for the purposes of misappropriating assets or information or causing operational disruption and damage. To mitigate the risk of business operations, impact and/or damage from cyber incidents or cyber-attacks, the State invests in multiple forms of cybersecurity and operational controls. The State’s Enterprise Information Security Office within the State’s Information Technology Services (“ITS”) maintains a cyber-command center hotline and related procedures for cyber incident reporting and response, distributes real-time advisories and alerts, provides managed security services, and implements statewide information security training and exercises for State and local government. While controls are routinely reviewed and tested, no assurances can be given that such security and operational control measures will be completely successful to guard against cyber threats and attacks. The results of any such attack could impact business operations and/or damage State digital networks and systems and the costs of remedying any such damage could be substantial.

The State has also adopted regulations designed to protect the financial services industry from cyberattacks. Banks, insurance companies and other covered entities regulated by the New York State Department of Financial Services (“DFS”) are, unless eligible for limited exemptions, required to: (i) maintain a cybersecurity program, create written cybersecurity policies and perform risk assessments, (ii) designate a Chief Information Security Officer with responsibility to oversee the cybersecurity program, (iii) annually certify compliance with the cybersecurity regulations, and (iv) report to DFS cybersecurity events that have a reasonable likelihood of materially harming any material part of the entity’s normal operation(s) or of which notice is required to any government body, self-regulatory agency, or supervisory body.

Financial Condition of New York State Localities

The State’s localities rely in part on State aid to balance their budgets and meet their cash requirements. As such, unanticipated financial need among localities can adversely affect the State’s Updated Financial Plan. Certain localities outside New York City, including cities and counties, have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. In 2013, the Financial Restructuring Board for Local Governments was created to provide assistance to distressed local governments. The Restructuring Board performs comprehensive reviews and provides grants and loans as a condition of implementing recommended efficiency initiatives.

Bond Market

Successful implementation of the Updated Financial Plan is dependent on the State’s ability to market bonds. The State finances much of its capital spending in the first instance from the General Fund or the STIP, which it then reimburses with proceeds from the sale of bonds. If the State cannot sell bonds at the levels (or on the timetable) expected in the capital plan, the State’s overall cash position and capital funding plan may be adversely affected. The success of projected public sales is expected to be subject to prevailing market conditions, among other things. Future developments in the financial markets, including possible changes in Federal tax law relating to the taxation of interest on municipal bonds, as well as future developments concerning the State and public discussion of such developments generally, may affect the market for outstanding State-supported and State-related debt. The TCJA adversely impacts the State and its public authorities by removing certain refunding opportunities for Federal tax exempt financing, including advance refundings for debt service savings when interest rates are favorable.

Debt Reform Act Limit

The Debt Reform Act of 2000 (“Debt Reform Act”) restricts the issuance of State-supported debt to fund capital purposes only, and for a maximum term of 30 years. The Debt Reform Act limits the amount of new State-supported debt to 4 percent of State personal income, and new State-supported debt service costs to

5 percent of All Funds receipts. The restrictions apply to all new State-supported debt issued since April 1, 2000. The DOB, as administrator of the Debt Reform Act, determined that the State was in compliance with the statutory caps for the fiscal year 2017.

As of February 28, 2018, projections anticipated that debt outstanding and debt service would continue to remain below the limits imposed by the Debt Reform Act. Based on the most recent personal income and debt outstanding forecasts, the availability under the debt outstanding cap was expected to decline from $3.9 billion in fiscal year 2018 to about $61 million in fiscal year 2021. This includes the estimated impact of the bond-financed portion of increased capital commitment levels. In addition, the projected availability under the debt cap is dependent on expected growth for State personal income. Debt outstanding and debt service caps continued to include the existing SUNY Dormitory Facilities lease revenue bonds, which are backed by a general obligation pledge of SUNY. Bonds issued under the new SUNY Dormitory Facilities Revenue credit (which are not backed by a general obligation pledge of SUNY) are not included in the State’s calculation of debt caps. Capital spending priorities and debt financing practices may be adjusted from time to time to preserve available debt capacity and stay within the statutory limits, as events warrant.

Changes in the State’s available debt capacity reflect the impact of several factors. These include a reduction to the personal income forecast due almost entirely to income revisions by the Bureau of Economic Analysis (“BEA”). In recent quarters, BEA has made sizeable revisions to prior-year income levels, which in turn changes the base on which the DOB calculates income going forward. The substantial reduction to personal income makes it necessary to make capital spending reductions in order to stay within the debt cap in future years. As of February 28, 2018, spending reductions were expected to be managed within anticipated underspending on capital projects throughout the plan period. Additional reductions to capital spending were assumed from the fiscal year 2019 Statewide Efficiency Plan, which assumes a reduction on bond-financed capital spending starting in fiscal year 2020. Debt capacity amounts continue to assume that SUNY Dormitory Facilities lease revenue bonds will be refunded into the new SUNY Dormitory Facilities Revenue Bond credit when the bonds become currently callable.

Secured Hospital Program

Under the Secured Hospital Program, the State entered into service contracts to enable certain financially distressed not-for-profit hospitals to have tax-exempt debt issued on their behalf to pay for upgrading their primary health care facilities. Revenues pledged to pay debt service on the bonds include hospital payments made under loan agreements between the Dormitory Authority of the State of New York (“DASNY”) and the hospitals and certain reserve funds held by the applicable trustees for the bonds. In the event of revenue shortfalls to pay debt service on the Secured Hospital bonds, the service contracts obligate the State to pay debt service, subject to annual appropriations by the Legislature, on bonds issued by DASNY through the Secured Hospital Program. As of December 31, 2017, there were approximately $220 million of bonds outstanding for this program.

As of February 28, 2018, three of the four remaining hospitals in the State’s Secured Hospital Program were in poor financial condition. In relation to the Secured Hospital Program, the State’s contingent contractual obligation was invoked to pay debt service for the first time in fiscal year 2014. Since then the State has paid $85 million for debt service costs. As of February 28, 2018, DASNY also estimated the State will pay debt service costs of approximately $26 million in fiscal year 2019, $28 million annually in fiscal year 2020 and fiscal year 2021, $22 million in fiscal year 2022, and $17 million in fiscal year 2023. These amounts were based on the actual experience of the participants in the program, and would cover the debt service costs for one hospital whose debt service obligation was discharged in bankruptcy but is paying rent which offsets a portion of the debt service, a second hospital which closed in 2010, and a third hospital that was delinquent in its payments as of February 28, 2018. As of February 28, 2018, the State estimated additional exposure of up to $9 million annually, if all hospitals in the Program failed to meet the terms of their agreements with DASNY and if available reserve funds were depleted.

SUNY Downstate Hospital and the Long Island College Hospital (“LICH”)

In May 2011, the New York State Supreme Court issued an order that approved the transfer of real property and other assets of LICH to a State not-for-profit corporation (“Holdings”), the sole member of which is SUNY. Subsequent to such transfer, Holdings leased the LICH hospital facility to SUNY University Hospital at Brooklyn. In 2012, DASNY issued tax exempt State Personal Income Tax Revenue Bonds to refund approximately $120 million in outstanding debt originally incurred by LICH and assumed by Holdings.

Pursuant to a court-approved settlement in 2014, SUNY, together with Holdings, issued a request for proposals (“RFP”) seeking a qualified party to provide or arrange to provide health care services at LICH and to purchase the LICH property.

In accordance with the settlement, Holdings has entered into a purchase and sale agreement with the FPG Cobble Hill Acquisitions, LLC (the “Purchaser”), an affiliate of Fortis Property Group, LLC (“Fortis”) (also party to the agreement), which proposes to purchase the LICH property, and with New York University (“NYU”) Hospitals Center, which proposes to provide both interim and long-term health care services. The Fortis affiliate plans to develop a mixed-use project. The agreement was approved by the Offices of the Attorney General and the State Comptroller, and the sale of all or substantially all of the assets of Holdings was approved by the State Supreme Court in Kings County. The initial closing was held as of September 1, 2015, and on September 3, 2015 sale proceeds of approximately $120 million were transferred to the trustee for the Personal Income Tax Revenue Bonds, which were paid and legally defeased from such proceeds. Titles to 17 of the 20 properties were conveyed to the special purpose entities formed by the Purchaser to hold title.

The next closing, when title to the New Medical Site (“NMS”) portion of the LICH property is to be conveyed to NYU Hospitals Center (the “NMS Closing”), is anticipated to occur within 30 days after all buildings on the NMS are fully demolished and all environmental issues remediated by the Purchaser. In its efforts to complete the demolitions and environmental remediation, the Purchaser was, as of February 28, 2018, addressing issues raised by adjoining property owners and community groups. These challenges have delayed, and may continue to delay, demolition and environmental remediation.

As the NMS Closing did not occur on or before June 30, 2016, NYU Hospitals Center has the right to terminate its obligations under the purchase and sale agreement upon 30 days prior notice to Purchaser and Holdings. There can be no assurance that NYU Hospitals Center will not exercise its right to terminate. If NYU Hospitals Center terminates its obligations under the purchase and sale agreement, it has the contractual right to close its interim emergency department services immediately, but that right would be subject to obtaining regulatory approval for the closure. Also, if NYU Hospitals Center terminates its obligations under the purchase and sale agreement, the Purchaser has the ability under the purchase and sale agreement to continue with the final closing if, among other things, the Purchaser can identify a replacement provider with a confirming letter of interest to provide certain of the healthcare services expected to be provided by NYU Hospitals Center.

As of February 28, 2018, Holdings had not received any indication that NYU Hospitals Center intends to terminate its obligations under the purchase and sale agreement. As an alternative to termination, in light of the delays, each of Holdings and NYU Hospitals Center has the contractual right at any time to take over and complete the demolition and environmental remediation at the Purchaser’s sole cost and expense. If Holdings elects to take over the demolition and environmental remediation, it may do so directly or through a designee (i.e., a contractor).

As of February 28, 2018, the final closing was anticipated to occur within 36 months after the NMS Closing. At the final closing, titles to the two remaining portions of the LICH properties were expected to be conveyed to special purpose entities of Fortis, and Holdings was expected to receive the balance of the purchase price, $120 million less the remaining down payment. The final closing is conditioned upon completion of the New Medical Building by NYU Hospitals Center and relocation of the emergency department to the New Medical Building.

There can be no assurance that the resolution of legal, financial, and regulatory issues surrounding LICH, including the payment of outstanding liabilities, will not have a materially adverse impact on SUNY.

Receipts Revisions

As of February 28, 2018, General Fund receipts, including transfers from other funds, were estimated to total $71.4 billion in fiscal year 2018, an increase of $1.6 billion from the Enacted Budget Financial Plan estimate, which largely reflects the acceleration of personal income tax payments described below.

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Tax Receipts: As of February 28, 2018, personal income tax receipts were higher than expected in the fiscal year 2018 Enacted Budget Financial Plan due to an acceleration of personal income tax payments during calendar year 2017 as taxpayers responded to Federal tax law changes that, starting in tax year 2018, limit the allowable itemized deduction of State and local income taxes, as well as local real property taxes, to a maximum of $10,000 on Federal income tax returns. For the fiscal year 2018, the DOB increased personal income tax estimates upward to reflect $1.9 billion in higher than expected receipts attributable to accelerated payments, partly offset by lower than expected receipts from other tax receipts adjustments. Such tax receipts adjustments reflect lower business tax receipts that reflect lower corporate franchise tax payments and lower sales tax receipts estimates that reflect weaker than expected consumer spending, partly offset by increases to estimated estate tax receipts.

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Extraordinary Monetary Settlement Payments: The State received a $350 million civil monetary penalty payment from BNPP in June 2017 pursuant to a consent order between the DFS and BNPP; a $225 million civil monetary penalty payment from Habib Bank in September 2017 pursuant to a consent order between DFS and Habib Bank; a $135 million civil monetary penalty payment from Credit Suisse pursuant to a November 2017 consent order between DFS and Credit Suisse; and $2 million from Cigna Health and Life Insurance Company (“Cigna”), for a civil monetary penalty pursuant to a November 2017 consent order between Cigna and DFS. In addition, the State received $60 million from a civil monetary penalty pursuant to a January 2018 consent order between Western Union and DFS.

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Other Non-Tax Revisions: Certain miscellaneous receipts were revised based on results as of February 28, 2018 and updated information. In addition, revisions to debt service reduce the amount of personal income tax receipts transferred to the General Fund.

Disbursements Revisions

As of February 28, 2018, General Fund disbursements, including transfers to other funds, were expected to total $70.0 billion in fiscal year 2018, a decrease of $1.2 billion from the estimates in the Enacted Budget Financial Plan. Revisions to General Fund disbursements estimates were based on a review of operating results as of February 28, 2018 and updated information on programs and activities.

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Local Assistance: As of February 28, 2018, General Fund disbursements for local assistance were expected to total $46.5 billion in fiscal year 2018, a decrease of $567 million from the fiscal year 2018 Enacted Budget Financial Plan. Spending was lowered to reflect revised spending patterns attributable to certain public assistance and education programs, as well as revised timelines for ongoing transformation and efforts to ensure the efficient use of State resources in the mental hygiene service delivery system.

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Agency Operations: As of February 28, 2018, General Fund disbursements for agency operations, including fringe benefits, were expected to total $13.8 billion in fiscal year 2018, a decrease of $124 million from the fiscal year 2018 Enacted Budget Financial Plan estimates. Spending was lowered to reflect revised estimates of agency fringe benefit spending, and the reimbursement of such payments to the General Fund, based on billing and payment activity.

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Transfers: As of February 28, 2018, General Fund transfers to other funds were expected to total $9.7 billion in fiscal year 2018, a decrease of $485 million from the fiscal year 2018 Enacted Budget Financial Plan estimates. General Fund transfers to Capital Projects Funds were expected to be lower than previously anticipated, mainly due to higher than expected capital reimbursements from bond proceeds in fiscal year 2018 and revised levels of spending. These decreases in General Fund transfers to other funds were expected to be partly offset by the expected payment of $340 million of fiscal year 2019 debt service expenses in fiscal year 2018. The State also paid $100 million to settle two eminent domain cases with CSX (“CSX 1” and “CSX 2”), including interest and fees. The First Quarterly Update to the Financial Plan reflected an initial cost estimate of $63 million ($39 million State share and $24 million Federal share), plus applicable interest charges and attorneys’ fees for CSX 1. The Updated Financial Plan reflected the additional $37 million paid by the State to finalize the settlement of both CSX 1 and CSX 2, with $75 million attributable to CSX 1 and $25 million attributable to CSX 2. The total $76 million State share of the $100 million settlement for CSX 1 and CSX 2 was paid from the DHBTF, with the transfer funded with a portion of the Extraordinary Monetary Settlements received since adoption of the fiscal year 2018 Enacted Budget.

STATE FINANCIAL PLAN PROJECTIONS

Fiscal Years 2018 through 2022

This section presents the State’s multi-year Updated Financial Plan projections for receipts and disbursements, reflecting the impact of forecast revisions in fiscal year 2018 through fiscal year 2022, with an emphasis on the fiscal year 2019 projections.

The State’s cash-basis budgeting system, complex fund structure, and practice of earmarking certain tax receipts for specific purposes complicate the discussion of the State’s receipts and disbursements projections. Therefore, to minimize the distortions caused by these factors and, equally important, to highlight relevant aspects of the projections, the DOB has adopted the following approaches in summarizing the projections:

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Receipts: The detailed discussion of tax receipts covers projections for both the General Fund and State Funds (including capital projects). The State Funds perspective reflects estimated tax receipts before distribution to various funds and accounts, including tax receipts dedicated to capital projects funds (which fall outside of the General Fund and State Operating Funds accounting perspectives). The DOB believes this presentation provides a clearer picture of projected receipts, trends, and forecast assumptions, by factoring out the distorting effects of earmarking tax receipts for specific purposes.

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Disbursements: Roughly 30 percent of projected State-financed spending for operating purposes (excluding transfers) is accounted for outside of the General Fund, concentrated primarily in the areas of health care, School Aid, higher education, and transportation. To provide a clearer picture of spending commitments, the multi-year projections and growth rates are presented, where appropriate, on both a General Fund and State Operating Funds basis.

In evaluating the State’s multi-year operating forecast, it should be noted that the reliability of the estimates and projections as a predictor of the State’s future financial position is likely to diminish the further removed such estimates and projections are from the date of the Updated Financial Plan. Accordingly, in terms of out year projections, the first “out year” of the fiscal year 2019 budget, fiscal year 2020, is the most relevant from a planning perspective.

Summary

The Updated Financial Plan reflected an estimated 2 percent annual growth in State Operating Funds, consistent with the expectation of adherence to the 2 percent spending growth benchmark.

As of February 28, 2018, projections for fiscal year 2020 and thereafter set forth in the Updated Financial Plan reflected the savings that the DOB estimates would be realized if the Governor continues to propose, and the

Legislature continues to enact, balanced budgets in future years that limit annual growth in State Operating Funds spending to no greater than 2 percent. The calculations were developed using the State Operating Funds accounting perspective, as it is reflected in the Updated Financial Plan as of February 28, 2018. From time to time, the State has approved legislation that has affected the spending reflected in State Operating Funds.

If the State exceeds the 2 percent State Operating Funds spending benchmark in fiscal year 2020, fiscal year 2021, and/or fiscal year 2022, the projected operating position could decline.

Annual Spending Growth

As of February 28, 2018, the DOB estimated that spending in State Operating Funds would grow at 1.9 percent from fiscal year 2018 to fiscal year 2019, consistent with the 2 percent spending growth benchmark.

Receipts

Updated Financial Plan receipts results and projections included a variety of taxes, fees and assessments, charges for State-provided services, Federal grants, and other miscellaneous receipts, as well as collection of a payroll tax on businesses in the MTA region. The multi-year tax and miscellaneous receipts estimates were prepared by the DOB with the assistance of the DTF and other agencies which collect State receipts, and were predicated on economic analysis and forecasts.

Overall base growth (i.e. absent law changes) in tax receipts is dependent on many factors. In general, base tax receipts growth rates are determined by economic changes including, but not limited to, changes in interest rates, prices, wages, employment, non-wage income, capital gains realizations, taxable consumption, corporate profits, household net worth, real estate prices and gasoline prices. Federal law changes can influence taxpayer behavior, which often alters base tax receipts. State taxes account for approximately half of total All Funds receipts.

The projections of Federal receipts generally correspond to the anticipated spending levels of a variety of programs including Medicaid, public assistance, mental hygiene, education, public health, and other activities, including extraordinary aid.

Overview of the Receipts Forecast

As of February 28, 2018, All Funds receipts in fiscal year 2018 were projected to total $164.6 billion, 5.2 percent above fiscal year 2017 results and State tax receipts were projected to increase 6.2 percent in fiscal year 2018, with increases across all tax categories.

Consistent with the projected growth in the State economy over the multi-year Updated Financial Plan period beyond fiscal year 2018, all tax categories were projected to exhibit underlying annual out-year growth.

After controlling for the impact of tax law changes, base tax revenue increased 0.2 percent in fiscal year 2017, and was projected to increase by 6.1 percent in fiscal year 2018 and decrease by 2.6 percent in fiscal year 2019.

Personal Income Tax

As of February 28, 2018, All Funds personal income tax receipts for fiscal year 2018 were estimated to total $50.9 billion, an increase of $3.4 billion (7.1 percent) from fiscal year 2017 results. This increase was driven by growth in withholding and estimated payments for tax year 2017. Growth in these categories was partially offset by declines in final returns and extension payments attributable to the 2016 tax year, in addition to an increase in total refunds.

As of February 28, 2018, withholding in fiscal year 2018 was estimated to be $1.9 billion (5.2 percent) higher than fiscal year 2017 results, driven by moderate wage growth partially associated with improved bonus growth. Extension payments related to tax year 2016 were expected to decline by $604 million (14.9 percent), primarily due to declines in capital gains resulting, in part, from taxpayer uncertainty regarding potential tax year 2017 Federal tax rate cuts. Estimated payments for tax year 2017 were projected to increase by $3.4 billion (30.8 percent), driven by a combination of 9.9 percent growth in nonwage income and taxpayer behavior, stemming from the TCJA and expiration of the Federal 10-year window to repatriate foreign hedge fund earnings. Fiscal year 2018 final return payments and delinquencies were projected to decline by $147 million (5.7 percent) and $7 million (0.5 percent), respectively.

As of February 28, 2018, the projected growth in total refunds of $1.2 billion (13.1 percent) included increases of $1.1 billion (21.9 percent) in prior tax year (2016) refunds, $26 million (5.5 percent) in previous tax year (2015 and earlier) refunds, and $11 million (1.6 percent) in advanced credit payments related to tax year 2017, partially offset by a $3 million (0.4 percent) decline in the state-city offset.

General Fund personal income tax receipts were net of deposits to the STAR Fund, which provides property tax relief, and the RBTF, which supports debt service payments on State Personal Income Tax Revenue Bonds. General Fund personal income tax receipts for fiscal year 2018 of $35.6 billion were projected to increase by $3.1 billion (9.5 percent) from fiscal year 2017 results, mainly reflecting the increase in All Funds receipts noted above. RBTF deposits were projected to be $12.7 billion and the STAR transfer was projected to be $2.6 billion.

As of February 28, 2018, All Funds personal income tax receipts for fiscal year 2019 of $49.2 billion were projected to decrease by $1.7 billion (3.3 percent) from fiscal year 2018 estimates. Gross personal income tax receipts were projected to decrease 1.2 percent, reflecting withholding that was projected to grow by $1. 9 billion (4.7 percent), offset by estimated payments related to tax year 2018 that were projected to decline by $1.5 billion (10.8 percent), extension payments related to tax year 2017 that were projected to decrease by $1.3 billion (36.6 percent). The decline in extension payments reflects taxpayer behavior related to the TCJA, which caused taxpayers to accelerate New York State tax liability payments into December 2017 to take advantage of uncapped SALT deductions for tax year 2017. Final returns were expected to increase by $158 million (6.5 percent) and delinquencies were projected to increase $74 million (5.2 percent) from fiscal year 2018. Total refunds were projected to increase by $965 billion (9.5 percent) from fiscal year 2018, primarily due to the property tax relief credit enacted in 2015 and the recent conversions of New York City STAR benefits into State tax credits.

As of February 28, 2018, General Fund personal income tax receipts for fiscal year 2019 of $22.2 billion were projected to decrease by $13.4 billion (37.6 percent), reflecting proposed legislation that doubles RBTF deposits from 25 percent of net personal income tax receipts to 50 percent of net personal income tax receipts. As a result, RBTF deposits in fiscal year 2019 were projected to nearly double to $24.6 billion. The fiscal year 2019 STAR transfer was projected to be $2.4 billion.

As of February 28, 2018, All Funds personal income tax receipts for fiscal year 2020 of $53.2 billion were projected to increase by $4 billion (8 percent) from fiscal year 2019 estimates. Gross personal income tax receipts were projected to increase 8.1 percent, reflecting withholding that was projected to grow by $1.2 billion (3 percent) and total estimated payments that were projected to grow by $3.4 billion (23.1 percent), partially offset by a projected increase in total refunds of $942 million (8.5 percent).

The relatively low withholding growth rate reflected the expiration of the fiscal year 2018 Enacted Budget two-year high-income surcharge extension, scheduled to sunset after tax year 2019. As of February 28, 2018, the strong growth in total estimated payments was expected by the State to be driven primarily by a projected increase of $2.4 billion (111.1 percent) in extensions for tax year 2018, driven by an unwinding of the aforementioned New York State tax liability payment acceleration as taxpayers revert to estimated payment timing that falls in line with historical norms. As of February 28, 2018, estimated payments related to tax year

2019 were projected to grow by $1 billion (8 percent) and final returns were expected to increase by $149 million (5.7 percent). Delinquencies were projected to increase $64 million (4.3 percent) from tax year 2018.

As of February 28, 2018, General Fund personal income tax receipts for fiscal year 2020 of $24.3 billion were projected to increase by $2.1 billion (9.3 percent). RBTF deposits were projected to be $26.6 billion, and the STAR transfer was projected to be $2.3 billion.

As of February 28, 2018, All Funds personal income tax receipts in fiscal year 2021 were projected to increase by $1.6 billion to $54.8 billion, while General Fund personal income tax receipts were projected to total $25.1 billion. This projected modest growth was expected by the State to be driven by the scheduled expiration of the high-income surcharge rate extension beginning in tax year 2020, combined with continued phase-in of the fiscal year 2017 Enacted Budget middle income tax cuts.

Consumption/Use Taxes

As of February 28, 2018, All Funds consumption/use tax receipts for fiscal year 2018 were projected to total $16.8 billion, a $542 million (3.3 percent) increase from fiscal year 2017 results. Sales tax receipts were projected to increase $641 million (4.6 percent) from fiscal year 2017 results, reflecting base growth (i.e., absent law changes) of 4.6 percent. This base growth stemmed from projected disposable income and consumption growth. Cigarette and tobacco tax collections were projected to decrease by $59 million (4.8 percent), reflecting a trend decline in taxable cigarette consumption. Highway use tax (“HUT”) collections were projected to decrease by $42 million (30.4 percent) due to a $44 million increase in refund payments resulting from the Independent Owner Operator Drivers Association v. New York Department of Taxation and Finance court decision. Motor fuel tax collections were projected to decrease by $4 million (0.8 percent), reflecting higher refunds, which were partially offset by slight growth in both taxable motor fuel and diesel fuel consumption. Taxicab surcharge receipts were estimated to decline by $5 million (7.8 percent) resulting from consumers choosing alternative transportation services not subject to the surcharge. Auto rental tax receipts were projected to increase by $6 million (4.7 percent).

General Fund sales tax receipts were net of deposits to the Local Government Assistance Tax Fund (25 percent), and the Sales Tax Revenue Bond Fund (25 percent), which support debt service payments on bonds issued under LGAC and State Sales Tax Revenue Bond programs. Receipts in excess of the debt service requirements of the funds and the local assistance payments to New York City, or its assignee, were transferred back to the General Fund.

As of February 28, 2018, General Fund consumption/use tax receipts for fiscal year 2018 were projected to total nearly $7.4 billion, a $285 million (4 percent) increase from fiscal year 2017 results. This increase largely reflects the All Funds sales and use tax and cigarette and tobacco tax trends, noted above.

As of February 28, 2018, All Funds consumption/use tax receipts for fiscal year 2019 were projected to total over $17.7 billion, a $910 million (5.4 percent) increase from fiscal year 2018 estimates. The projected $756 million (5.2 percent) increase in sales tax receipts reflects sales tax base growth of 3.3 percent related to the projected slower growth in both the consumption of taxable goods and disposable income. Sales tax cash receipts growth was expected to be boosted by Executive Budget proposals to provide for taxation of internet-based purchases and repeal of an outdated exemption. HUT receipts were projected to increase $46 million (47.9 percent) as long-term trend levels were resumed following the previous year’s refund increases noted above. A continued trend decline in taxable cigarette consumption was also projected, but was projected to be partially offset by proposals to improve cigar tax enforcement and impose a health tax on vapor products. The proposed opioid epidemic surcharge was projected by the State to generate $127 million in fiscal year 2019.

As of February 28, 2018, General Fund consumption/use tax receipts were projected to be $7.8 billion in fiscal year 2019, a $366 million (5 percent) increase from fiscal year 2018. The projected increase largely reflects the All Funds sales and use tax and cigarette and tobacco tax trends, noted above.

As of February 28, 2018, All Funds consumption/use tax receipts for fiscal year 2020 were projected to be $18.4 billion, a $716 million (4.1 percent) increase from fiscal year 2019. The projected increase reflects sales tax base growth of 3.9 percent, the tobacco tax proposals noted above, and the first fully effective year of the opioid epidemic surcharge, partially offset by a trend decline in taxable cigarette consumption. Fiscal year 2020 General Fund consumption/use tax receipts were projected to increase to $8.1 billion, a $335 million (4.3 percent) increase from fiscal year 2019 projections.

As of February 28, 2018, All Funds consumption/use tax receipts were projected to increase to $18.9 billion (3 percent growth) in fiscal year 2021, largely representing base growth in sales tax receipts, slightly offset by a continued trend decline in taxable cigarette consumption. As of February 28, 2018, General Fund consumption/use tax receipts were projected to increase to $8.4 billion (3.4 percent growth) in fiscal year 2021, reflecting the All Funds sales and use tax and cigarette and tobacco tax trends, noted above.

Business Taxes

As of February 28, 2018, All Funds business tax receipts for fiscal year 2018 were projected to total over $7.3 billion, an increase of $367 million (5.3 percent) from fiscal year 2017 results. The estimate reflected increases for all business taxes apart from a $27 million decline in the petroleum business tax (“PBT”).

As of February 28, 2018, corporation franchise tax receipts were projected to increase $120 million (3.8 percent) in fiscal year 2018, reflecting higher audits and minimal growth in gross receipts. Fiscal year 2017 results were negatively impacted by a cut in the business income tax rate from 7.1 to 6.5 percent as well as a shortfall in cash remittances on tax year 2015 final returns. This lack of March 2017 cash remittances indicated taxpayers significantly overpaid on 2015 liability during previous quarterly estimated payment events. Taxpayers made much lower estimated payments in December 2017 than expected, possibly indicating their estimated 2017 liability had declined from earlier in the year. It is also possible taxpayers overpaid on 2016 liability, reducing the need to remit cash during 2017. This was not expected to be known by the State until taxpayers submitted their 2016 final returns. Audit receipts were projected to increase in fiscal year 2018 (by $115 million) as a greater number of large cases were expected to be closed.

As of February 28, 2018, corporation and utilities tax receipts were projected to increase $17 million (2.4 percent) in fiscal year 2018. Higher audits received from telecommunication companies were partially offset by weakness in 2017 liability payments from both telecommunication and utility taxpayers.

As of February 28, 2018, insurance tax receipts for fiscal year 2018 were projected to increase $141 million (8.9 percent) from fiscal year 2017. Projected growth in tax year 2017 liability as well as lower expected credit claims for assessments paid to the Life Insurance Company Guaranty Corporation (“LICGC”) accounted for the projected year-over-year increase. The LICGC exists to protect policyholders from the insolvency of their life insurers. This was the second year of refund claims for the credit for assessments paid earlier.

As of February 28, 2018, receipts from the repealed bank tax (all from prior liability periods) were projected to increase by $116 million in fiscal year 2018, stemming from higher audit receipts (additional $60 million) and smaller prior period adjustments.

As of February 28, 2018, PBT receipts were projected to decline $27 million (2.4 percent) in fiscal year 2018, primarily due to the 5 percent decrease in the PBT rate index effective January 1, 2017, partially offset by the projected 5 percent increase in the PBT rate index effective January 1, 2018.

As of February 28, 2018, General Fund business tax receipts for fiscal year 2018 of $5.1 billion were projected to increase $347 million (7.3 percent) from fiscal year 2017 results, reflecting the All Funds trends.

As of February 28, 2018, All Funds business tax receipts for fiscal year 2019 of nearly $8.3 billion were projected to increase by $912 million (12.4 percent) from fiscal year 2018 estimates. The corporation franchise tax receipts increase of $1.1 billion (33.9 percent) reflected projected growth in corporate profits, higher audits, and progress toward completion of corporate reform regulations by the Department of Taxation and Finance. Fiscal year 2019 projections also included $60 million resulting from taxable interest associated with the TCJA repatriated earnings provision and $20 million from other TCJA flow-through impacts. The corporation and utilities tax receipts decline of $27 million (3.7 percent) was primarily attributable to higher fiscal year 2018 audits related to telecommunication companies that were not expected to recur.

As of February 28, 2018, insurance tax receipts for fiscal year 2019 of $1.9 billion were projected to increase $147 million (8.5 percent) from fiscal year 2018 estimates. Projected growth in insurance tax premiums combined with lower expected LICGC credit claims contributed to this year-over-year growth. Receipts from the repealed bank tax were projected to decrease by $362 million (71.7 percent) in fiscal year 2019, due to lower projected audit receipts. PBT receipts were projected to increase $39 million (3.6 percent) in fiscal year 2019, primarily due to a 5 percent increase in the PBT rate index effective January 1, 2018, paired with a projected 5 percent increase in the PBT rate index effective January 1, 2019.

As of February 28, 2018, General Fund business tax receipts for fiscal year 2019 of $5.9 billion were projected to increase $761 million (14.9 percent) from fiscal year 2018 estimates.

As of February 28, 2018, All Funds business tax receipts for fiscal year 2020 of $8.9 billion were projected to increase by $655 million (7.9 percent), and General Fund business tax receipts were projected to increase to $6.4 billion (9.8 percent growth) from fiscal year 2019 projections. The increase was primarily reflective of growth in corporation franchise tax receipts driven by higher gross receipts and lower refunds. Increases in projected corporation and utilities tax, insurance tax, and PBT receipts were partially offset by a decline in projected bank tax receipts. The projection included $61 million in TCJA flow-through impacts.

As of February 28, 2018, All Funds business tax receipts for fiscal year 2021 reflected projected trends in corporate profits, taxable insurance premiums, electric utility consumption and prices, the consumption of taxable telecommunications services, and automobile fuel consumption and fuel prices. In fiscal year 2021, All Funds business tax receipts were projected to increase to $9.1 billion (2.3 percent growth), and General Fund business tax receipts were projected to increase to nearly $6.6 billion (2.6 percent growth). This projection included $52 million in TCJA flow-through impacts.

Other Taxes

As of February 28, 2018, All Funds other tax receipts for fiscal year 2018 were estimated to total nearly $2.5 billion, an increase of $243 million (10.9 percent) from fiscal year 2017 results. This was primarily due to an estimated $223 million (20.4 percent) increase in estate tax receipts which was a result of two unusually large payments of greater than $100 million that were partially offset by the continued phase-in of the increased filing threshold. Real estate transfer tax receipts were expected by the State to grow at a tepid 1.9 percent due to weak growth in the Manhattan luxury market and declines in transaction volume and sales prices in the New York City commercial real estate market.

As of February 28, 2018, General Fund other tax receipts were estimated to be above $1.3 billion in fiscal year 2018, an increase of $222 million (20 percent) from fiscal year 2017 results, reflecting the estate tax receipts increase.

As of February 28, 2018, All Funds other tax receipts for fiscal year 2019 were projected to be under $2.3 billion, a $216 million (8.7 percent) decrease from fiscal year 2018 estimates. The $281 million (21.4 percent) projected decline in estate tax receipts reflected a return to a historical number and average payment value of super-large (i.e., over $25 million) payments, as well as the continuation of the phase-in of the increased filing threshold. Real estate transfer tax receipts were projected to increase by $65 million (5.7 percent), reflecting projected growth in housing starts and housing prices.

As of February 28, 2018, General Fund other tax receipts for fiscal year 2019 were projected to be below $1.1 billion, declining $281 million (21.1 percent) from fiscal year 2018 estimates owing to the projected decline in estate tax receipts.

As of February 28, 2018, All Funds other tax receipts for fiscal year 2020 were projected to be just under $2.4 billion, a $116 million (5.1 percent) increase from fiscal year 2019 projections. Estate tax receipts were projected to increase by $59 million (5.7 percent) in fiscal year 2020, reflecting projected growth in household net worth. The $57 million (4.7 percent) projected increase in real estate transfer tax receipts in fiscal year 2020 reflects projected growth in housing starts and prices.

As of February 28, 2018, General Fund other tax receipts for fiscal year 2020 were projected to total just over $1.1 billion, an increase of $59 million (5.6 percent), resulting from the projected increase in estate tax receipts.

As of February 28, 2018, All Funds other tax receipts for fiscal year 2021 reflected projected trend growth in household net worth, housing starts, and housing prices. All Funds other tax receipts were projected to be nearly $2.5 billion (4.1 percent growth) in fiscal year 2021.

As of February 28, 2018, General Fund other tax receipts were projected to be slightly below $1.2 billion (5.7 percent growth) in fiscal year 2021.

Miscellaneous Receipts

All Funds miscellaneous receipts include moneys received from HCRA financing sources, SUNY tuition and patient income, lottery receipts for education, assessments on regulated industries, Tribal-State compact revenue, Extraordinary Monetary Settlements and a variety of fees. As such, miscellaneous receipts were driven in part by year-to-year variations in health care surcharges and other HCRA resources, bond proceeds, tuition income revenue and other miscellaneous receipts.

As of February 28, 2018, All Funds miscellaneous receipts were projected to total $27.8 billion in fiscal year 2018, an increase of 4.6 percent from fiscal year 2017 results. This increase was primarily due to higher bond financed capital spending on a year-over-year basis. Bond-financed capital expenses were paid from the General Fund (or STIP) in the first instance and subsequently reimbursed with authority bond proceeds, at which time they were captured as miscellaneous receipts.

As of February 28, 2018, All Funds miscellaneous receipts were projected to remain constant from fiscal year 2018 to fiscal year 2019, and were projected to decline annually thereafter, reflecting the impact of Extraordinary Monetary Settlements received in fiscal year 2018, and a decrease in bond proceeds reimbursements in later years, which subsequently corresponds to the spending out of bond-financed capital projects.

Federal Grants

Aid from the Federal government helps to pay for a variety of programs including Medicaid, public assistance, mental hygiene, school aid, public health, transportation, and other activities. Annual changes to Federal grants generally correspond to changes in Federally-reimbursed spending. Accordingly, the DOB typically projects that Federal reimbursements would be received in the State fiscal year in which spending occurs, but due to the variable timing of Federal grant receipts, actual results often differ from the projections.

As of February 28, 2018, All Funds Federal grants projections primarily reflected the continuation of growth in Federal Medicaid spending related to Federal health care transformation initiatives, partly offset by the projected phase-down of Federal disaster assistance aid. All Federal receipts are subject to Congressional authorization, appropriations and budget action.

With the Trump administration and the current Congress, many of the policies that drive Federal aid may be subject to change. It was not possible, as of February 28, 2018, to assess the potential fiscal impact of policies that may be proposed and adopted by the Trump administration and current Congress. If Federal funding to the State were reduced, this could have a materially adverse impact on the Updated Financial Plan. The fiscal year 2018 Enacted Budget included authorization to develop a mitigation plan to offset the impact of significant Federal funding reductions.

Extraordinary Monetary Settlements

From the beginning of fiscal year 2015 through fiscal year 2018, the DOB estimated that the State would have received a total of $10.7 billion in Extraordinary Monetary Settlements for violations of State laws by major financial and other institutions.

Between the time that the fiscal year 2018 Enacted Budget Financial Plan was issued and February 28, 2018, the State had received five settlement payments. Pursuant to a May 24, 2017 consent order between the DFS and BNPP, BNPP made a $350 million civil monetary penalty payment. The order pertains to BNPP engaging in improper, unsafe and unsound conduct, in violation of State laws and regulations, that included collusive conduct, improper exchange of information, manipulation of the price at which daily benchmark rates were set, and misleading customers.

Habib Bank paid a $225 million civil monetary penalty pursuant to a September 7, 2017 consent order between Habib Bank and DFS. This consent order pertains to Habib Bank’s failure to comply with laws and regulations designed to combat money laundering, terrorist financing, and other illicit financial transactions.

Pursuant to a November 13, 2017 consent order between the DFS and Credit Suisse, a $135 million civil monetary penalty payment was received. The order pertains to Credit Suisse’s failure to comply with laws and regulations designed to combat improper, unsafe, and unsound conduct in the foreign exchange trading business.

Cigna paid a $2 million civil monetary penalty pursuant to a November 14, 2017 consent order between Cigna and DFS. This consent order pertains to Cigna’s violation of laws and regulations by selling stop-loss and fully-insured health insurance policies out-of-state to New York-based small groups with employees in the State.

In addition, the State received a $60 million civil monetary penalty pursuant to a January 4, 2018 consent order between Western Union and the DFS.

Uses of Extraordinary Monetary Settlements

As of February 28, 2018, a total of $7.8 billion had been, or was expected to be, used to finance various spending from capital appropriations, including operating activities associated with the maintenance, protection, preservation, and operation of capital assets. Another $2.9 billion had been, or was expected to be, used for other purposes, including resolution of OPWDD Federal disallowances in fiscal year 2016, retroactive labor costs, General Fund operations, one time litigation payments to CSX, and costs of the Department of Law’s Litigation Services Bureau.

As of February 28, 2018, the Updated Financial Plan reflected use of previously unallocated Extraordinary Monetary Settlements to support:

•	General Fund Operations ($383 million): Consistent with prior years, the Updated Financial Plan reflected the use of funds not appropriated for other purposes.

•	MTA Subsidy ($194 million): Additional support was expected by the State to be provided to the MTA for operations in fiscal year 2019.

•

Health Care Capital Grants ($125 million): An additional $425 million was expected to be provided to the Health Care Facility Transformation Program, of which $125 million was expected to be funded from Extraordinary Monetary Settlements.

Disbursements

As of February 28, 2018, total disbursements in fiscal year 2019 were estimated at $75.2 billion in the State’s General Fund (including transfers) and $100.0 billion in total State Operating Funds. School Aid, Medicaid, pensions, debt service, and health benefits are significant drivers of annual spending growth.

The multi-year disbursements projections accounted for various factors including statutorily-indexed rates, agency staffing levels, program caseloads, inflation, and funding formulas contained in State and Federal law. Factors that affect spending estimates vary by program. For example, public assistance spending is based primarily on anticipated caseloads that were estimated by analyzing historical trends and projected economic conditions. Projections also account for the timing of payments, since not all of the amounts appropriated pursuant to an enacted budget are disbursed in the same fiscal year. Consistent with past years, the aggregate spending projections (i.e., the sum of all projected spending by individual agencies) in State Special Revenue Funds were adjusted downward in all fiscal years, based on typical spending patterns and the observed variance between estimated and actual results over time. A corresponding downward adjustment was also made to miscellaneous receipts.

Local Assistance Grants

Local Assistance spending included payments to local governments, school districts, health care providers, and other entities, as well as financial assistance to, or on behalf of, individuals, families and not-for-profit organizations. As of February 28, 2018, local assistance spending in State Operating Funds was estimated at $66 billion in fiscal year 2019, approximately two-thirds of total State Operating Funds spending. Education and health care spending accounted for nearly three-quarters of total State Operating Funds local assistance spending.

Education

School Aid

School Aid helps support elementary and secondary education for New York pupils enrolled in the 674 major school districts throughout the State. State funding is provided to districts based on statutory aid formulas and through reimbursement of categorical expenses such as prekindergarten programs, education of homeless children, and bilingual education. State funding for schools assists districts in meeting locally defined needs, supports the construction of school facilities, and finances school transportation for nearly three million students statewide.

School Year (July 1 – June 30)

As of February 28, 2018, School Aid was expected to total $26.4 billion in school year 2019, an annual increase of $769 million (3.0 percent), including a $338 million Foundation Aid increase and a $64 million Fiscal Stabilization Fund. A Community Schools set-aside of $200 million within Foundation Aid, a $50 million increase from the prior year, was expected to provide funds intended to facilitate the transformation of schools into community hubs. In addition, another $317 million was expected to support increased reimbursement in expense-based and categorical aid programs such as transportation, Boards of Cooperative Educational Services (“BOCES”), school construction, and other miscellaneous aid categories.

The Updated Financial Plan also provided $50 million for new competitive grant programs, highlighted by a $15 million investment to expand prekindergarten programs for three- and four-year-old students in high-need school districts, and $10 million to expand the Empire State After-School Program, helping to keep young people safe and engaged during after-school hours. The State provided over $800 million in recurring annual support for three- and four-year old prekindergarten programs, including $340 million for the Statewide Universal Full-Day Prekindergarten programs.

As of February 28, 2018, School Aid was projected to increase by an additional $949 million (3.6 percent) in school year 2020.

State Fiscal Year

The State finances School Aid from General Fund, commercial gaming and Lottery Fund receipts, including video lottery terminals (“VLTs”). Commercial gaming and Lottery Fund receipts are accounted for and disbursed from dedicated accounts. Because the State fiscal year begins on April 1, the State typically pays approximately 70 percent of the annual school year commitment during the State fiscal year in which the related budget is enacted, and pays the remaining 30 percent in the first three months of the following State fiscal year.

As of February 28, 2018, State fiscal year spending for School Aid was projected to total $26.3 billion in fiscal year 2019, a 2.3 percent increase over fiscal year 2018. Over the multi-year Updated Financial Plan, the share of School Aid spending projected to be financed by the General Fund was expected to increase as core lottery, video lottery and commercial gaming revenues were expected to remain largely flat beginning in fiscal year 2020. In addition to State aid, as of February 28, 2018 school districts received more than $3 billion annually in Federal aid.

State aid payments for School Aid were supplemented by commercial gaming revenues shared with the State by commercial gaming facilities. As of February 28, 2018, these receipts were expected to increase in fiscal year 2020 by $8 million, but remain flat thereafter. Between December 2014 and August 2016, four casino resorts were recommended by the State’s Gaming Facility Location Board and approved by the State Gaming Commission. The approved casinos have since opened and are in operation. In the event that casino revenue resources do not materialize at the level expected, or as timely as expected, then the additional School Aid projected to be funded from casino revenue resources must be paid from the General Fund.

Other Education Funding

In addition to School Aid, the State provides funding and support for various other education-related programs. These include: special education services; programs administered by the Office of Prekindergarten through Grade 12 Education; cultural education; higher and professional education programs; and adult career and continuing education services.

The State helps fund special education services for approximately 500,000 students with disabilities, from ages 3 to 21. Major programs under the Office of Prekindergarten through Grade 12 Education address specialized student needs or reimburse school districts for education-related services, including the school breakfast and lunch programs, after-school programs and other educational grant programs. Cultural education includes aid for operating expenses of the major cultural institutions, State Archives, State Library, and State Museum, as well as support for the Office of Educational Television and Public Broadcasting. Higher and professional education programs monitor the quality and availability of post-secondary education programs, and license and regulate over 50 professions. Adult career and continuing education services focus on the education and employment needs of the State’s adult citizens, ensuring that such individuals have access to a one-stop source for all their employment needs, and are made aware of the full range of services available in other agencies.

The decrease in fiscal year 2019 Special Education spending projected as of February 28, 2018 was attributable to the State Executive’s proposal to align State reimbursement to school districts for Summer School

Special Education tuition and education costs with the wealth-equalized aid ratio used to reimburse schools for similar programs operated during the school year, as well as one-time audit recoveries for the preschool special education program. Outyear growth for Special Education was attributable to increased State reimbursement to special education providers for minimum wage costs and projected enrollment and cost growth in preschool and summer school special education programs.

The projected fiscal year 2019 and fiscal year 2020 decrease in all other education spending primarily reflected the discontinuation or reduction of one-time aid and grants, and the discontinuation of reimbursement for charter school supplemental basic tuition for New York City, respectively.

School Tax Relief (“STAR”) Program

The STAR program provides school tax relief to taxpayers by exempting the first $30,000 of every eligible homeowner’s property value from the local school tax levy. As of February 28, 2018, lower-income senior citizens were expected to receive a $66,800 exemption in fiscal year 2019. The DTF oversees local property assessment administration, and is responsible for establishing STAR property tax exemption amounts.

The three components of STAR and their approximate shares of projected fiscal year 2019 program costs are: the basic school property tax exemption or credit for homeowners with incomes under $500,000 (53 percent); enhanced school property tax exemption or credit for senior citizen homeowners with incomes under $86,300 (28 percent); and a credit for income-eligible resident New York City personal income taxpayers (19 percent). The fiscal year 2018 Enacted Budget included the conversion of the New York City personal income tax rate reduction benefit into a personal income tax credit, which would reduce and eventually eliminate it as a component of State Operating Funds spending. This change is not expected to have any impact on the value of the STAR benefit received by taxpayers.

STAR property tax exemption spending reflects reimbursements made to school districts to offset a reduction in the amount of property tax revenue collected from STAR-eligible homeowners. In fiscal year 2017, the STAR exemption program began a gradual shift from a spending program into an advance refundable personal income tax credit program, with this change applying to first-time homebuyers and to homeowners who move. Likewise, this change is expected to have no impact on the value of the STAR benefit received by homeowners.

Much of the spending decline projected for fiscal year 2019 was attributable to the timing of the New York City rate reduction benefit payout, upon conversion to a personal income tax credit. As of February 28, 2018, STAR actions enacted with the fiscal year 2017 Enacted Budget were expected to result in reduced revenues in addition to the spending changes noted above. Projected revenue reductions were expected to increase over the course of the Updated Financial Plan as STAR actions are implemented, in particular those driven by the conversion of the New York City personal income tax rate reduction benefit.

Higher Education

Local assistance for higher education spending includes funding for CUNY, SUNY, and the Higher Education Services Corporation (“HESC”).

SUNY and CUNY administer 47 four-year colleges and graduate schools with a total enrollment of 404,000 full- and part-time students. SUNY and CUNY also operate 37 community colleges, serving 320,000 students. State funds support a significant portion of SUNY and CUNY operations. The State also annually provides more than $1.0 billion for SUNY state-operated campuses operations through a General Fund transfer and fully supports the fringe benefits costs of SUNY employees at state-operated campuses totaling nearly $2.0 billion. The State also pays debt service for bond-financed capital projects of the university systems. As of February 28, 2018, State debt service payments for capital projects at SUNY and CUNY were estimated at $1.2 billion in fiscal year 2019, an increase of $35 million from fiscal year 2018 levels.

HESC is New York State’s student financial aid agency and oversees numerous State-funded financial aid programs, including the Excelsior Scholarship, TAP, and 23 other scholarship and loan forgiveness programs. Together, these programs provide financial aid to approximately 400,000 students.

As of February 28, 2018, Higher Education spending was projected to increase by $228 million, or 8.1 percent, from fiscal year 2018 to fiscal year 2019. This change in spending largely reflects the launch of the second phase of the Excelsior Free Tuition Program, State support for the DREAM Act increased funding for other scholarships, fringe benefit increases at CUNY, and the timing of certain payments during academic year 2018. Along with other sources of tuition assistance, the Excelsior Scholarship was expected to allow approximately 53 percent of full-time SUNY and CUNY in-state students to attend college tuition-free when fully phased in.

Health Care

Local assistance for health care-related spending includes Medicaid, statewide public health programs and a variety of mental hygiene programs. The State DOH works with local health departments and social services departments, including those located in New York City, to coordinate and administer statewide health insurance programs and activities. The majority of government-financed health care programs are included under the DOH, but a number of programs are also supported through multi-agency efforts.

As of February 28, 2018, the DOH was also engaged in a multi-year initiative to implement the DSRIP through an approved Federal waiver amendment to reinvest $8 billion in Federal savings generated by the MRT reforms. The DSRIP program is expected to promote community-level collaborations and focus on system reform, with a specific goal to achieve 25 percent reduction in avoidable hospital use over five years. The Updated Financial Plan reflected the impact of the DSRIP program through additional Federal funds disbursements of nearly $8 billion through fiscal year 2021. A portion of DSRIP program funding flows through the SUNY hospital system and other State-operated health care facilities.

Medicaid

Medicaid is a means-tested program that finances health care services for low-income individuals and long-term care services for the elderly and disabled, primarily through payments to health care providers. The Medicaid program is financed jointly by the State, Federal government, and local governments. Eligible services include inpatient hospital care, outpatient hospital services, clinics, nursing homes, managed care, prescription drugs, home care and services provided in a variety of community-based settings (including mental health, substance abuse treatment, developmental disabilities services, school-based services and foster care services).

In fiscal year 2012, legislation was enacted to limit the year-to-year growth in DOH State funds Medicaid spending to the ten-year rolling average of the medical component of the CPI. The statutory provisions of the Global Cap also allow for flexibility in adjusting Medicaid projections to meet unanticipated costs resulting from a disaster. Certain authorizations exist which allow the Governor to take actions to reduce Medicaid spending in order to maintain spending within the Global Cap limit.

The fiscal year 2019 Executive Budget reflected the continuation of the Global Cap through fiscal year 2022, and the projections assumed that statutory authority will be extended in subsequent years. Allowable Growth under the cap for medical services is 3.2 percent in fiscal year 2019. Reflecting updated projections for the medical CPI growth, as of February 28, 2018, the DOB forecasted allowable cap growth at 3.1 percent in fiscal year 2020, fiscal year 2021, and fiscal year 2022.

The indexed provisions of the Global Cap apply to a majority of the State share of Medicaid spending that is budgeted and expended principally through the DOH. However, the Global Cap is adjusted for State costs associated with the takeover of local Medicaid growth and the multi-year assumption of local Medicaid administration, increased Federal Financial Participation pursuant to the ACA that became effective in January 2014, as well as the statewide minimum wage increases authorized in the fiscal year 2017 Enacted Budget. State share Medicaid spending also appears in the Updated Financial Plan estimates for other State agencies, including the mental hygiene agencies, child welfare programs, and education aid.

The State share of DOH Medicaid spending is financed by a combination of the General Fund, HCRA resources, indigent care support, provider assessment revenue, and tobacco settlement proceeds.

As of February 28, 2018, the fiscal year 2019 Executive Budget Financial Plan included $425 million in annual savings through the shift of the additional OPWDD related Medicaid expenses to the Global Cap. To achieve savings within the Global Cap necessary to support these additional costs, the DOH was expected to continue to implement various MRT actions to improve the efficiency and effectiveness in delivery of the statewide Medicaid program. These reforms represent modifications to the Medicaid long-term care program to ensure access to long-term care services and support for a growing aging population; continued controls on Medicaid pharmaceutical costs; incentives supporting the transition to value-based payment arrangements; additional program integrity efficiencies; the authorization of retail practices; a continuation of transportation reforms with targeted investments; and an expansion of certain Medicaid services, including covered tele-health and community paramedicine.

As of February 28, 2018, total HCRA receipts were forecasted to grow 16 percent in fiscal year 2019 as a result of anticipated health insurer conversion proceeds, the healthcare insurance windfall profit fee and continued growth in health care utilization levels.

As of February 28, 2018, the gap-closing plan for fiscal year 2019 anticipated $500 million in proceeds from conversions or similar transactions to fund health care expenditures that otherwise would be funded by the General Fund. Beginning in fiscal year 2019, the State expected $750 million in public assets to be deposited annually in HCRA, of which $500 million was expected to be used to support Medicaid costs. The remaining $250 million was expected to be reserved for a newly established Health Care Shortfall Account to ensure the continued availability and expansion of funding for quality health services to New York State residents, and mitigate risks associated with the loss of Federal health care funds.

With the retirement of the State’s tobacco securitization bonds on June 1, 2017, MSA payments were expected to be used to fund a portion of the non-Federal share of annual Medicaid growth formerly borne by local governments, which the State now pays on behalf of local governments. The use of MSA payments was not expected to affect total funding for the Medicaid program, but was expected to provide financial relief through lower annual General Fund Medicaid disbursements.

As of February 28, 2018, the fiscal year 2019 Executive Budget Financial Plan included additional General Fund support to alleviate costs associated with the regionally based, multi-year increase in the statewide minimum wage, including the impact of legislation (Chapter 56 of the Laws of 2016) which ensures that rates for the total compensation for home health care workers in New York City, and Westchester, Nassau, and Suffolk counties will be increased commensurate with the schedule of statutory minimum wage increases. As of February 28, 2018, the impact of these minimum wage initiatives was projected to increase annual Medicaid spending above statutory Global Cap limits by $703 million in fiscal year 2019; $1.0 billion in fiscal year 2020; $1.1 billion in fiscal year 2021; and $1.2 billion in fiscal year 2022.

Fluctuation in enrollment, costs of provider health care services, and health care utilization levels are among the factors that drive higher Medicaid spending within the Global Cap. As of February 28, 2018, the number of Medicaid recipients was expected to reach about 6.2 million by the end of fiscal year 2019, a slight increase from fiscal year 2018. This moderate increase was in part driven by an increase in elderly enrollees in the Medicaid program.

The ability to offset rising costs within the Medicaid Global Cap exists through the Medicaid integrity and efficiency initiative, which was authorized in the fiscal year 2017 Enacted Budget. Upon election by a local service district to participate in this initiative, the DOH and such local service district may formulate a plan to achieve new audit recoveries, efficiencies and other cost avoidance measures to provide savings. Updated Financial Plan savings associated with the Medicaid program are realized through the Mental Hygiene Global Cap Adjustment, which finances certain OPWDD related Medicaid costs financed under the Global Cap, as noted above.

The current presidential administration proposed significant cuts to mandatory and discretionary programs in Federal fiscal year 2018 which were still under consideration by Congress as of February 28, 2018. It was not possible, as of February 28, 2018, to assess the potential fiscal impact of policies that may be adopted. The Executive Budget continued the provision in the fiscal year 2018 Enacted Budget, allowing for the management of reductions of $850 million or more in Federal funding for the State’s Medicaid program during fiscal year 2019. Management of such reduction levels would occur only through actions within the State’s Medicaid program. Furthermore, as of February 28, 2018, the Health Care Shortfall Account was expected to include resources to assist in addressing the loss of Federal funds as necessary, subject to a plan developed by the Commissioner of Health and approved by the Director of the Budget.

The Essential Plan (“EP”)

The EP is a health insurance program which receives Federal subsidies authorized through the ACA. The fiscal year 2015 Enacted Budget authorized the State to participate in the EP, which includes health insurance coverage for certain legally residing immigrants previously receiving State-only Medicaid coverage. Individuals who meet the EP eligibility standards are enrolled through the NYSOH insurance exchange, with the cost of insurance premiums subsidized by the State and Federal governments.

As of February 28, 2018, 2019 EP program spending in the Updated Financial Plan had been revised downward since the fiscal year 2018 Enacted Budget Financial Plan to reflect a mix of factors, including stabilizing enrollment trends. In addition, as of February 28, 2018, growth in the marketplace premium index for the Federal reimbursement rate was outpacing growth in the premium index for the State reimbursement rate, thus contributing to the anticipation of a greater share of base program expenses being funded from Federal resources. The change in the premium index was expected to eliminate EP program costs for the State, allowing for the local assistance program to be fully Federally financed.

State savings associated with the EP local assistance program are managed within the total available resources of the Medicaid Global Cap. This includes a portion of the spending associated with increasing EP enrollment in part, reflecting the transition of certain individuals from the Medicaid program to the EP program based on changes in income levels.

The current presidential administration has proposed significant cuts to mandatory and discretionary programs in Federal fiscal years 2018 and 2019 which were still under consideration by Congress as of February 28, 2018, including fully eliminating the EP. In fiscal year 2018, the President took unilateral Executive action to withhold CSR payments, putting low-cost health insurance coverage for income eligible recipients at risk. Despite the Federal withholding of CSR payments, which amount to 25 percent of the Federal funding for the EP, the Executive Budget continued to support the EP program. In order to offset this loss of funding, the State will utilize EP Medical Loss Ratio (“MLR”) remittances, reduce reimbursement rates to plans, and accelerate trust fund monies to maximize Federal benefits.

It was not possible, as of February 28, 2018, to assess the potential fiscal impact of long-term policies that may be adopted by the current administration and Congress. The Executive Budget included authorization to develop a mitigation plan to offset the impact of significant Federal funding reductions.

Public Health/Aging Programs

Public Health includes the CHP program that finances health insurance coverage for children of low-income families, up to the age of 19; the General Public Health Work (“GPHW”) program that reimburses local health departments for the cost of providing certain public health services; the Elderly Pharmaceutical Insurance Coverage (“EPIC”) program that provides prescription drug insurance to seniors; and the EI program that pays for services to infants and toddlers under the age of three with disabilities or developmental delays. Many public health programs, such as EI and GPHW programs, are run by county health departments that are reimbursed by the State for a share of program costs. State spending projections do not include the county share of public health costs. In addition, a significant portion of HCRA spending is included under the Public Health budget.

The State Office for the Aging (“SOFA”) promotes and administers programs and services for New York residents 60 years of age and older. SOFA primarily oversees community-based services (including in-home services and nutrition assistance) provided through a network of county Area Agencies on Aging (“AAA”) and local providers.

The fiscal year 2019 Executive Budget Financial Plan included an initiative to consolidate 30 public health appropriations that are duplicative and supported by four different funding pools into the General Fund. This consolidation was expected to provide the DOH with the flexibility to address emerging threats to public health while achieving a 20 percent spending reduction. The DOH separately administers multiple public health awareness and prevention programs for a variety of priorities, including disease prevention, maternal and child health, public health workforce support, and programs that serve the health care needs of individuals. These programs range in size, have different contract periods, and allow for limited coordination to address public health needs or improve health outcomes.

The fiscal year 2019 Executive Budget Financial Plan reflected the proposal to discontinue cost of living payments to certain DOH providers. This action was expected to result in savings of $19.9 million in fiscal year 2019 and $45.4 million in fiscal year 2020. The Executive Budget also included a proposal to reform the EI program by better defining health insurer requirements and streamlining the evaluation process, which, as of February 28, 2018, was projected to result in State savings of $3.2 million in fiscal year 2019 and $11.9 million in fiscal year 2020 and was expected to provide fiscal relief to counties without impacting service levels. Reforms included decreasing the time from referral to the provision of services for children referred to EI with a previously diagnosed condition, maximizing appeals of insurer payment denials, requiring insurers to consider the Individual Family Service Plan when conducting medical necessity reviews, and increasing provider rates. Partially dedicated funding related to Roswell Park Cancer Institute was expected to be supported by Capital funding.

The Updated Financial Plan reflected SOFA savings realized by eliminating the planned 1.9 percent increase in the Human Services Cost of Living increase, resulting in $4 million in annual savings for fiscal year 2019 through fiscal year 2022.

HCRA Financial Plan

HCRA was established in 1996 to help fund a portion of State health care activities. Extensions and modifications to HCRA have financed new health care programs, including Family Health Plus (“FHP”) and CHP. HCRA has also provided additional funding for the health care industry, including investments in worker recruitment and retention, and the Doctors Across New York program. HCRA authorization is extended through fiscal year 2020, pursuant to legislation included in the fiscal year 2018 Enacted Budget.

HCRA receipts include surcharges and assessments on hospital revenues, a “covered lives” assessment paid by insurance carriers, and a portion of cigarette tax revenues. In total, HCRA resources are used to fund roughly 25 percent of the State share of Medicaid, as well as CHP, EPIC, Physician Excess Medical Malpractice Insurance, and Indigent Care payments (the latter of which provides funding to hospitals serving a disproportionate share of individuals without health insurance).

As of February 28, 2018, total HCRA receipts were forecasted to grow 16 percent in FY 2019 as a result of anticipated health insurer conversion proceeds, the healthcare insurance windfall profit fee, and continued growth in health care utilization levels. Annual growth beyond FY 2020 was projected to plateau with the expiration of the extension of the covered lives reconciliation suspension, where revenue collection is intended to revert to the statutorily set levels in FY 2021. Similarly, declines for cigarette tax collections, which are attributable to lower taxable consumption, were expected to amplify the downward trend in HCRA receipts in the outyears.

As of February 28, 2018, the gap-closing plan for FY 2019 anticipated $500 million in proceeds from conversions or similar transactions to fund health care expenditures that otherwise would be funded by the General Fund. The State expected that, beginning in FY 2019, $750 million in public assets would be deposited annually in HCRA, of which $500 million was expected to be used to support Medicaid costs. The remaining $250 million was intended to be reserved for a newly established Health Care Shortfall Account to ensure the continued availability and expansion of funding for quality health services to New York State residents, and mitigate risks associated with the loss of Federal health care funds.

The Executive Budget also proposed establishing a healthcare insurance windfall profit fee. The Federal tax plan gives health care companies a 40 percent tax cut while also transferring health care costs to the State. The Executive Budget imposed a 14 percent surcharge on health insurer gains to capture $140 million of those corporate tax savings, which is intended to be reinvested it in vital health care services for New Yorkers.

The DOH’s proposal to consolidate certain public health programs would result in the shift of approximately $28 million of HCRA-funded programs to the General Fund, which are expected to be combined with other existing public health programs to generate an anticipated net savings of $9 million annually through the creation of more flexible and efficient health care funding access. Additionally, $15 million in funding for the Roswell Park Cancer Institute was expected to be shifted into the Capital Projects Fund. Funding for the QHP portion of the NYSOH health benefit exchange was expected to shift to HCRA from the Medicaid budget.

The Executive Budget Financial Plan reflected a proposal to generate savings of $7 million annually by eliminating the Empire Clinical Research Investigator Program (“ECRIP”), which does not fund direct services. The savings are expected to be offset by increased support for Stem Cell awards of $7 million in fiscal year 2019.

Excluding the reserve for the newly created Health Care Shortfall Account, HCRA was expected to remain in balance over the multi-year projection period. Under the HCRA appropriation structure, spending reductions are expected to occur if resources become insufficient to meet spending levels. Any potential spending reductions could affect General Fund Medicaid funding or HCRA programs. Conversely, any unanticipated balances or excess resources in HCRA are expected to fund Medicaid costs that would otherwise be paid from the General Fund.

Mental Hygiene

The Department of Mental Hygiene is comprised of OPWDD, Office of Mental Health (“OMH”), Office of Alcoholism and Substance Abuse Services (“OASAS”), the Developmental Disabilities Planning Council (“DDPC”), and the Justice Center for the Protection of People with Special Needs (“Justice Center”). Services are administered to more than one million individuals, including adults with serious mental illness; children with serious emotional disturbances; individuals with developmental disabilities and their families; persons with chemical dependencies; and individuals with compulsive gambling problems.

These agencies provide services directly to their clients through State-operated facilities, and indirectly through community service providers. The costs associated with providing these services are supported by reimbursement from Medicaid, Medicare, third-party insurance and State funding. Patient care revenues are pledged first to the payment of debt service on outstanding mental hygiene bonds, which were issued to finance infrastructure improvements at State mental hygiene facilities, with the remaining revenue used to support State operating costs.

Local assistance accounts for approximately 45 percent of total mental hygiene spending from State Operating Funds, and, as of February 28, 2018, was projected to grow by an average rate of 7.3 percent annually. The main factors driving this level of growth are expansions of community mental health services; enhancements in community-based employment and residential opportunities for individuals with disabilities; and new or increased funding for not-for-profit providers for growth in employee wages related to minimum wage increases.

As of February 28, 2018, the fiscal year 2019 Executive Budget Financial Plan included approximately $293 million in increased local assistance funding for the mental hygiene agencies. The 8.0 percent increase was largely related to $132 million to support the 6.5 percent increase for direct care professionals and 3.25 percent for clinical staff employed by not-for-profit organizations delivering services on behalf of OPWDD, OMH and OASAS, and $44 million to support the minimum wage and related fringe benefit increases associated with the movement to a $15 an hour living wage. Other increases included community investments in OPWDD and OMH, as individuals were transitioned from State-operated services to community-integrated settings; new service investments in the OPWDD system, and funding in OASAS to address the heroin and opioid crisis.

In addition to investments in salaries for the not-for-profit workforce, there was a $60 million annualized State-share investment in new OPWDD program services. Partly offsetting the cost of these investments were savings associated with ongoing service delivery transformation and efforts to ensure the efficient use of State resources.

The fiscal year 2019 Executive Budget Financial Plan reflected the continued expansion of community-based services and provides $10 million in enhanced support for existing OMH housing programs. The Executive Budget Financial Plan also reflected continued support for OASAS program expansion begun in fiscal year 2018 to address the opioid crisis. These include increased Residential Treatment capacity, expansion of outpatient Opioid Treatment Programs, Family Support Navigators, Certified Peer Recovery Advocates, and other evidence-based programs.

The additional funding increase is expected to be offset by technical adjustments to the Medicaid Global Cap, as a greater share of OPWDD-related spending is expected to be financed from Global Cap resources. These technical adjustments have no impact on service delivery or operations of OMH, OPWDD, OASAS or the Justice Center.

Social Services

Office of Temporary and Disability Assistance (“OTDA”)

OTDA local assistance programs provide cash benefits and supportive services to low-income families. The State’s three main programs include Family Assistance, Safety Net Assistance and Supplemental Security Income (“SSI”). The Family Assistance program, funded by the Federal government, provides time-limited cash assistance to eligible families. The Safety Net Assistance program, financed by the State and local districts, provides cash assistance for single adults, childless couples, and families that have exhausted their five-year limit on Family Assistance imposed by Federal law. The State SSI Supplementation program provides a supplement to the Federal SSI benefit for the elderly, visually handicapped, and disabled.

As of February 28, 2018, the DOB’s caseload models projected a total of 543,894 public assistance recipients in fiscal year 2019. Approximately 214,749 families were expected to receive benefits through the Family Assistance program in fiscal year 2019, a decrease of 1.4 percent from fiscal year 2018. The Safety Net caseload for families was projected at 119,575 in fiscal year 2019, a decrease of 1.1 percent from fiscal year 2018. The caseload for single adults/childless couples supported through the Safety Net program was projected at 209,570 in fiscal year 2019, an increase of 1.3 percent from fiscal year 2018.

As of February 28, 2018, SSI spending was projected to increase gradually over the course of the multi-year Updated Financial Plan as caseload was expected to grow. Public assistance benefits were expected to increase in fiscal year 2019 and fiscal year 2020 due to a variety of factors including the expansion of NYC HIV/AIDS Services Administration (“HASA”) benefits to public assistance recipients living in NYC and increased costs associated with litigation proceedings that were expected to increase Safety Net Assistance expenditures. Other spending growth included increased spending on homeless services and prevention and a new program to prevent unaccompanied refugee children from joining the MS-13 gang on Long Island. Growth was expected by the State to be more gradual in the outyears.

Office of Children and Family Services (“OCFS”)

OCFS provides funding for foster care, adoption, child protective services, preventive services, delinquency prevention, and child care. OCFS oversees the State’s system of family support and child welfare services administered by local social services departments and community-based organizations. Specifically, child welfare services, which are financed jointly by the Federal government, the State, and local districts, are structured to encourage local governments to invest in preventive services for reducing out-of-home placement of children. In addition, the Child Care Block Grant, which is also financed by a combination of Federal, State and local sources, supports child care subsidies for public assistance and low-income families.

As of February 28, 2018, OCFS State Operating Funds spending was projected to decrease from fiscal year 2018 to fiscal year 2019 due to the impact of several factors including capping the 62 percent State share of child welfare reimbursement to NYC at the estimated fiscal year 2018 level; allowing the expiration of provisions authorizing State reimbursement to NYC for Close to Home costs which provide juvenile justice services to NYC youth adjudicated in the court system as juvenile delinquents; and the planned elimination of the human services COLA in fiscal year 2019. Such decreases were partially offset by increasing the funding for child care subsidies back to fiscal year 2017 levels.

Increased spending in the out years was primarily due to implementation of the “Raise the Age” initiative, which will increase the age of criminal responsibility from 16 to 18, and planned spending increases consistent with anticipated program growth. These increases were partly offset by a reduction in the costs attributable to the Pay for Success program based upon program participation and spending as of February 28, 2018.

Transportation

As of February 28, 2019, the State was expected to provide almost $5.4 billion in operating aid to mass transit systems in fiscal year 2019, including over $1.4 billion in off-budget aid to the MTA, funded mainly from various dedicated taxes and fees. The MTA, the nation’s largest transit and commuter rail system, receives the majority of the mass transit aid, totaling $4.8 billion in fiscal year 2019.

The MTA receives additional, exclusive operating support from the MTA Financial Assistance Fund, authorized in May 2009 to collect regional taxes and fees imposed within the Metropolitan Commuter Transportation District (“MCTD”). The State collects these taxes and fees on behalf of, and disburses the entire amount to, the MTA. Pursuant to legislation enacted in December 2011, the MTA payroll tax was eliminated for all elementary and secondary schools and small business operators within the MCTD. The General Fund provides additional annual support to the MTA, subject to appropriation, to partially offset this revenue loss.

As of February 28, 2018, projected operating aid to the MTA and other transit systems reflected the receipts forecast and timing associated with the availability of resources. The Updated Financial Plan included revised spending estimates for transit assistance in each year to reflect the most recent revenue forecast assumptions.

The Executive Budget includes legislation directing the Mobility Tax collections to be remitted directly to the MTA. This is expected by the State to eliminate the pass through of this tax and ensure more timely receipt by the MTA, which would in turn provide a one-time benefit of $60 million for the MTA. It is also expected that, beginning in fiscal year 2019, the Updated Financial Plan will no longer include new tax receipts or their associated local assistance payments. Combining on-budget ($402 million) and off-budget ($1.4 billion) spending, the MTA was expected, as of February 28, 2018 to receive over $1.8 billion of Mobility Tax resources in fiscal year 2019.

In addition, the Executive Budget Financial Plan includes General Fund support for the MTA’s operating budget, providing $194 million, which in combination with the $60 million noted above was expected to fund 50 percent of the MTA Subway Action Plan’s immediate operating need.

Local Government Assistance

Direct aid to local governments includes the Aid and Incentives for Municipalities (“AIM”) program, which was created in fiscal year 2006 to consolidate various unrestricted local aid funding streams; miscellaneous financial assistance for certain counties, towns, and villages; and efficiency-based incentive grants provided to local governments.

As of February 28, 2018, State Operating Funds spending for the various efficiency and restructuring grants within the AIM program was projected to grow modestly from fiscal year 2018 to fiscal year 2019, due to revisions in the timing of spending. Additional increases in the outyears reflected potential awards from the Financial Restructuring Board for Local Governments.

Agency Operations

Agency operating costs consist of PS, NPS and GSCs costs. PS includes the salaries of State employees of the Executive, Legislative, and Judicial branches, as well as the salaries of temporary/seasonal employees. NPS includes real estate rentals, utilities, contractual payments (i.e., consultants, IT, and professional business services), supplies and materials, equipment, and telephone service. GSCs reflect the cost of fringe benefits (i.e., pensions, health insurance) provided to State employees and retirees of the Executive, Legislative and Judicial branches, and certain fixed costs paid by the State, such as taxes on public lands and litigations. Certain agency operating costs of the DOT and DMV were included in the Capital Projects Fund type and were not reflected in State Operating Funds. The PS estimates reflect negotiated collective bargaining agreements.

As of February 28, 2018, approximately 94 percent of the State workforce was unionized. The largest unions included CSEA, which represents office support staff and administrative personnel, machine operators, skilled trade workers, and therapeutic and custodial care staff; PEF, which represents professional and technical personnel (attorneys, nurses, accountants, engineers, social workers, and institution teachers); UUP, which represents faculty and nonteaching professional staff within the State University system; and NYSCOPBA, which represents security personnel (correction officers, safety and security officers).

As of February 28, 2018, operating costs for PS/NPS were projected to increase over the Updated Financial Plan period, from $18.7 billion in fiscal year 2018 to $20.4 billion in fiscal year 2022. Most executive agencies were expected to hold spending at fiscal year 2018 levels. Increases in the outyears of the Updated Financial Plan were driven mainly by juvenile justice reform, anticipated labor agreements, growing SUNY operating costs, and an additional administrative payroll in fiscal year 2021 due to the payroll calendar.

The most significant changes to spending for agency operations included:

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Mental Hygiene: As a result of the Mental Hygiene Fund reclassification, spending was expected to decline due to the elimination of indirect costs previously charged to the Special Revenue Fund. Additional savings were expected to be achieved through attrition and other management efficiencies.

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State Police: The modest decline in spending reflected the reclassification of certain PS spending, offset by a new class of 225 recruits in July 2017 and added resources to combat MS-13 gang activities.

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Public Health: Increased spending starting in fiscal year 2019 was mainly attributable to shifting the QHP component of NYSOH administrative costs out of the Global Medicaid Cap into HCRA, as well as additional funding to support Stem Cell research.

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Transportation: Reflected the reclassification of certain DOT and DMV operating costs related to snow and ice removal; bus, truck and rail inspection; and DMV regulatory activities from the Dedicated Highway and Bridge Trust Fund to the General Fund.

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Tax and Finance: The Executive Budget proposed to achieve savings through a modification to the accounting treatment which more appropriately matches spending and the associated reimbursement whereby revenue collected from tax billings were expected to be treated as an offset to State spending.

•	Children and Family Services: Increases reflected additional funding in OCFS to support raising the age of criminal responsibility from 16 to 18 by October 1, 2019.

•

Gaming: Decreases reflected a change in the accounting structure related to advertising costs, so that direct payments would be made to the vendors from a third party instead of through the Gaming Commission.

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State University: SUNY spending reflected anticipated operating needs at SUNY campuses and affiliated hospitals, which are cumulatively supported by campus revenues, hospital revenues and State funding.

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CUNY: The Executive Budget shifted certain CUNY state operations costs supported by New York City from a Special Revenue Fund to a Fiduciary Fund, consistent with the accounting treatment of similar charges.

•	Judiciary: The Updated Financial Plan included additional funding for collective bargaining agreements settled in fiscal year 2018 with all 12 unions represented within its workforce.

•

Potential and Settled Labor Agreements: Spending reflected negotiated settlement agreements with PEF, which were extended to unrepresented M/C employees, the five-year settlement with CSEA, DC-37 (Rent Regulation Unit), and parity, with remaining unsettled unions assumed by the State to follow the PEF model.

•	Agency Financial Management Plans: All Executive agencies were directed to implement cost-control measures on a recurring basis, starting in fiscal year 2018.

Workforce

In fiscal year 2019, $13.4 billion or 13.4 percent of the State Operating Funds budget was projected to be spent on PS costs. This funding supports roughly 97,000 FTE employees under direct Executive control; individuals employed by SUNY and CUNY (46,038) and Independent Agencies (18,184); employees paid on a non-annual salaried basis; and overtime pay. Roughly 60 percent of all Executive agency PS spending occurs in the mental hygiene agencies and DOCCS.

General State Charges (“GSCs”)

The State provides a variety of fringe benefits to its current and former employees, including health insurance, pensions, the Social Security payroll tax, workers’ compensation coverage, unemployment insurance, survivors’ benefits, and dental and vision benefits (some of which are provided through union-specific Employee Benefit Funds). GSCs also pays for certain statewide fixed costs, including taxes on State-owned lands, payments in lieu of taxes (City of Albany) and judgments / settlements in the Court of Claims. The majority of these payments are mandated by statute or collective bargaining agreements.

Employee fringe benefits paid through GSCs are financed from the General Fund in the first instance, and then partially reimbursed by revenue collected from agency fringe benefit assessments. Commencing in fiscal year 2019, two fund reclassifications were expected by the State to impact fringe benefit collections from other agencies. These changes were not expected as of February 28, 2018, to have any impact on a State operating funds basis, and were expected to be financial plan neutral. First, the mental hygiene spending in the Mental Hygiene Program Fund and the Patient Income Fund ($1.4 billion) were expected to be accounted for in the General Fund. Similarly, DOT and DMV spending related to snow and ice removal, bus, truck and rail inspection and regulatory activities in the Dedicated Highway and Bridge Trust Fund was expected to be accounted for in the General Fund ($107 million).

As of February 28, 2018, GSC spending was projected to increase at an average annual rate of 6.4 percent over the multi-year Updated Financial Plan period ($560 million) and by 7.2 percent in fiscal year 2019 ($572 million). This growth was primarily attributable to the health insurance and workers’ compensation programs, offset by relatively stable spending for pensions and social security, and reductions in other fringe benefits and fixed costs.

Growth in the health insurance program of $314 million (7.9 percent) was reflective of medical inflation at enrollment levels current as of February 28, 2018. Workers’ compensation costs were expected to increase by $150 million due to underlying growth in the average weekly wage used in benefit calculations and medical costs ($45 million / 8.5 percent), as well as a reduction in the use of offsetting reserve funds ($105 million). Overall pension costs were projected to remain relatively stable due to improved investment returns and ongoing savings from the Tier 5 and Tier 6 pension reforms. Social Security spending was also projected to remain relatively stable due to steady workforce levels.

Growth in GSC spending in fiscal year 2019 was partly offset by gap-closing savings of approximately $71 million included in the Executive Budget Financial Plan.

As of February 28, 2018, the savings primarily consisted of $62 million in pension interest savings were expected to be achieved by paying the majority of the State pension bill in April 2018, rather than on a monthly basis as previously assumed. Over the multi-year Updated Financial Plan period, outyear pension costs reflected expected investment performance, projected growth in salary base, and assumptions about future normal and administrative costs. Pension costs also reflect repayment of prior-year amortization, costs for Chapter 41 of 2016 (veteran’s pension credit legislation), and other adjustments.

NYSHIP costs increased by approximately 12 percent in recent fiscal years fiscal years — from $3.06 billion in fiscal year 2015 to $3.43 billion in fiscal year 2017. The Executive Budget included two proposals to help restrain this growth.

The first proposal would eliminate the taxpayer subsidy for high-income state retirees who pay Medicare Part B IRMAA. This regressive subsidy, which provides retirees with earnings over $85,000 per year greater State taxpayer subsidies than lower income retirees, was, as of February 28, 2018, expected to be eliminated later in 2018. The reimbursement of these costs, which were originally intended by the Federal government as a means for wealthier retirees to pay a fair share of Medicare costs, would no longer be provided in calendar year 2019. Eliminating this subsidy was expected to save taxpayers $11 million annually ($2.7 million in fiscal year 2019 due to the lag in reimbursement).

The second proposal would establish a floor for state reimbursement of the Medicare Part B standard premium. In calendar year 2017, New York taxpayers reimbursed the standard premium for new and existing retirees at amounts ranging from $109 to $134 monthly. The cost of this reimbursement increased from $194 million in calendar year 2017 to $242 million in calendar year 2018, an increase of $48 million. This proposal establishes State reimbursement at an amount of up to $134 per month, consistent with calendar year 2018 Federal program costs. Any future increases in reimbursement above this level would be subject to the annual budget process. This proposal is cost neutral in fiscal year 2019, but saves $11 million on a full annual basis if subsequent budgets do not authorize funding increases.

The Executive Budget also proposed to establish interest rates paid on court judgements by public and private entities at a variable market-based interest rate equal to the average one-year constant maturity treasury yield. This is the same rate utilized by the Federal court system. The fixed rate of as much as 9 percent annually, in use as of February 28, 2018, was established in 1982 when interest rates were at 12 percent, to avoid unnecessary taxpayer costs. Payment of a prevailing market rate was expected to help ensure that neither side in a lawsuit would be disadvantaged by an interest rate that is above or below what otherwise could be earned while cases are being adjudicated. It will provide mandate relief for local governments and lower State taxpayer costs by $6 million.

Transfers to Other Funds (General Fund Basis)

General Fund transfers help finance the State’s share of Medicaid costs for mental hygiene facilities (fiscal year 2018 only), debt service for bonds that do not have dedicated revenues, SUNY operating costs, certain capital initiatives, and a range of other activities.

A significant portion of the capital and operating expenses of DOT and DMV are funded from DHBTF, which receives various dedicated tax and fee revenues, including statutory allocations of PBT, motor fuel tax, and HUT. As of February 28, 2018, the Updated Financial Plan included transfers from the General Fund that effectively subsidized DHBTF expenses as the cumulative expenses of the fund (DOT and DMV capital and operating expenses, and certain debt service on transportation bonds) exceed revenue deposits and bond proceeds. This transfer was significantly reduced in fiscal year 2019 and beyond as certain DOT and DMV operating costs related to snow and ice removal; bus, truck and rail inspection; and DMV regulatory activities were reclassified from the Dedicated Highway and Bridge Trust Fund to the General Fund.

As of February 28, 2018, General Fund transfers to other funds were expected to total $6.2 billion in fiscal year 2019, a $3.5 billion decrease from fiscal year 2018. The change was primarily driven by the consolidation of certain Mental Hygiene Special Revenue Funds into the General Fund, eliminating the General Fund transfers for mental hygiene activity augmented by an increase in transfers appropriated from DIIF and the Capital Projects Fund in fiscal year 2019, including temporary loans and planned repayment of funds related to debt management actions ($837 million).

Debt Service

The State pays debt service on all outstanding State-supported bonds. These include General Obligation bonds, for which the State is constitutionally obligated to pay debt service, as well as certain bonds issued by State public authorities, such as ESD, DASNY, and the New York State Thruway Authority (“NYSTA” or the “Thruway Authority”), the payment obligation on which is subject to appropriation. Depending on the credit structure, debt service is financed by transfers from the General Fund, dedicated taxes and fees, and other resources such as patient income revenues.

As of February 28, 2018, Total State Operating/All Funds debt service was projected at $5.6 billion in fiscal year 2019, of which approximately $837 million was expected to be paid from the General Fund via transfers, and $4.8 billion from other State funds supported by dedicated tax receipts. The General Fund transfer finances debt service payments on General Obligation and service contract bonds. Debt service for the State’s revenue bonds is paid directly from other dedicated State funds, subject to appropriation, including personal income tax and Sales Tax bonds, DHBTF bonds, and mental health facilities bonds.

As of February 28, 2018, the Updated Financial Plan estimates for debt service spending had been revised to reflect a number of factors, including then-current bond sale results, refunding savings, and the adjustment of debt issuances to align with projected bond-financed capital spending. Debt service spending estimates also reflected the prepayment in fiscal year 2018 of $340 million in debt service costs due in fiscal year 2019.

PRIOR FISCAL YEARS

Cash-Basis Results for Prior Fiscal Years

General Fund Fiscal Years 2015 through 2017

The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required by law to be accounted for in another fund. It is the State’s largest single fund and receives most State taxes and other resources not dedicated to particular purposes. General Fund moneys were also transferred to other funds, primarily to support certain State share Medicaid payments, capital projects and debt service payments in other fund types. In some cases, the fiscal year results provided below may exclude certain timing-related transactions which have no net impact on operations.

In the cash basis of accounting, the State defines a balanced budget in the General Fund as (a) the ability to make all planned payments anticipated in the Financial Plan, including tax refunds, without the issuance of deficit bonds or notes or extraordinary cash management actions, (b) the restoration of the balances in the Tax Stabilization Reserve and Rainy Day Reserve (together, the “rainy day reserves”) to a level equal to or greater than the level at the start of the fiscal year, and (c) maintenance of other designated balances, as required by law.

The State has allowed limited spending growth to meet the demand for services. In addition, rainy day reserve fund balances have been supported and maintained.

Fiscal Year 2017

The State ended fiscal year 2017 in balance on a cash basis in the General Fund, based on preliminary, unaudited results. General Fund receipts, including transfers from other funds, totaled $66.9 billion. General Fund disbursements, including transfers to other funds, totaled $68.1 billion. The State ended fiscal year 2017 with a General Fund balance of $7.7 billion, a decrease of $1.2 billion from fiscal year 2016 results, mainly due to the change in Extraordinary Monetary Settlement funds on hand, including the planned transfer to pay for spending appropriated from capital projects funds ($965 million). The decrease also reflected the use of balances, as planned, to fund: the costs of labor settlements reached in fiscal year 2017 that covered then-current and prior contract periods ($140 million); expenses related to the timing of fiscal year 2016 payments ($73 million); and disbursements from Community Projects Fund reappropriations ($7 million).

Fiscal Year 2016

The State ended fiscal year 2016 in balance on a cash basis in the General Fund. General Fund receipts, including transfers from other funds, totaled $69.7 billion in fiscal year 2016, an increase of $1.8 billion (2.6 percent) from the prior fiscal year. General Fund disbursements, including transfers to other funds, totaled $68.0 billion in fiscal year 2016, an increase of $5.2 billion (8.3 percent) from the prior fiscal year, including growth in the level of School Aid ($1.7 billion), growth in General Fund transfers to support Capital Projects ($1.5 billion), growth in local assistance for Medicaid combined with growth in the level of General Fund transfers to support other Medicaid funding ($1.1 billion) and higher costs associated with operating mental hygiene facilities in lieu of reduced Federal revenue ($691 million).

Fiscal Year 2015

The State ended fiscal year 2015 in balance on a cash basis in the General Fund. Aside from variances due to the timing of Extraordinary Monetary Settlements, General Fund receipts and disbursements in fiscal year 2015 were close to planned levels. The State made the maximum allowable deposit to its rainy day reserves at the close of the year. General Fund receipts, including transfers from other funds, totaled $67.9 billion in fiscal year 2015, an increase of $6.1 billion (9.8 percent) from the prior year, reflecting the one-time receipt of Extraordinary Monetary Settlements with financial institutions. General Fund disbursements, including transfers to other funds, totaled $62.9 billion in fiscal year 2015, an increase of $1.6 billion (2.6 percent).

State Operating Funds Fiscal Years 2015 through 2017

State Operating Funds is composed of the General Fund, State special revenue funds and debt service funds. The State Operating Funds perspective is primarily intended as a measure of State-financed spending. Similar to the General Fund, spending growth in State Operating Funds in recent years has also been limited.

Fiscal Year 2017

State Operating Funds receipts totaled $94.8 billion in fiscal year 2017, a decrease of $1.8 billion over the fiscal year 2016 results. Disbursements totaled $96.2 billion in fiscal year 2017, an increase of $1.9 billion or 2 percent from the fiscal year 2016 results. The State ended fiscal year 2017 with a State Operating Funds cash balance of $11.6 billion.

Fiscal Year 2016

State Operating Funds receipts totaled $96.6 billion in fiscal year 2016, an increase of $1.6 billion over the fiscal year 2015 results. Disbursements totaled $94.3 billion in fiscal year 2015, an increase of $1.9 billion from the fiscal year 2015 results. The State ended fiscal year 2016 with a State Operating Funds cash balance of $12.6 billion.

Fiscal Year 2015

State Operating Funds receipts totaled $95.0 billion in fiscal year 2015, an increase of $6.1 billion over the fiscal year 2014 results. Disbursements totaled $92.4 billion in fiscal year 2015, an increase of $1.8 billion from the fiscal year 2014 results. The State ended fiscal year 2015 with a State Operating Funds cash balance of $9.9 billion.

All Funds Fiscal Years 2015 through 2017

The All Funds Financial Plan records the operations of the four governmental fund types: the General Fund, special revenue funds, capital projects funds, and debt service funds. It is the broadest measure of State governmental activity, and includes spending from Federal funds and capital projects funds.

Fiscal Year 2017

All Funds tax receipts were $301 million (-0.4 percent) lower than the prior year results, primarily attributable to a decline in business taxes ($905 million) due to lower gross receipts and a year-over-year decline in other taxes ($393 million) as a result of the continued phase-in of the estate tax cut enacted in 2014. Partly offsetting the annual decline were higher Personal Income Tax receipts ($510 million), which experienced relatively low growth due to weaker than anticipated estimated payments and withholding components, and an increase in Consumption/Use Taxes ($487 million) consistent with anticipated levels. Miscellaneous receipts were $674 million below the prior year, largely due to the timing associated with the receipt of one-time Extraordinary Monetary Settlement proceeds in fiscal year 2016, including over $1.3 billion from BNPP alone. Federal grants were $4.1 billion higher than fiscal year 2016, consistent with the impact of the annual changes in Federal spending.

Through March 2017, All Funds spending was $6.3 billion (4.2 percent) higher than fiscal year 2016, which was comprised of higher spending for State Operating Funds ($1.9 billion), Capital Projects Funds ($1.2 billion), and Federal Operating Funds ($3.2 billion).

State Operating Funds spending during fiscal year 2017 was $1.9 billion, or 2 percent, higher than total State Operating Funds spending during fiscal year 2016. This increase was primarily attributable to the growth in

School Aid ($1 billion), Medicaid and EP ($887 million), and transportation ($232 million), all of which was consistent with budgeted growth levels. Agency operations grew by $279 million, or 1.1 percent, reflecting the impact of retroactive collective bargaining agreements, which increased PS costs, and budgeted growth in pension and health insurance expenses. Debt service spending in fiscal year 2017 declined by $85 million, or 1.5 percent, from fiscal year 2016, which was due largely to the impact of pre-payment expenses over the multi-year period; of which, a greater share of such payment was made during fiscal year 2016, thus driving an annual decline in base expenses for fiscal year 2017. This decline was later mostly back-filled with additional pre-payments afforded by under-spending from other program areas.

School Aid growth of $1 billion from fiscal year 2016 to fiscal year 2017 was consistent with program growth budgeted on an annual basis. Annual growth in Medicaid spending ($887 million) was consistent with initial spending projections, with the exception of an additional $31 million increase to the Medicaid Global Cap to fund updated costs associated with minimum wage increases. In addition, significant levels of Medicaid spending moved from the General Fund to HCRA and from state operations categories to local assistance, with no net impact to overall spending estimates within the Financial Plan and Global Cap. Annual spending growth for transit aid was largely attributable to increased revenue pass-thru to MTA ($116 million) and Metropolitan Mass Transportation Operating Assistance (“MMTOA”) ($121 million).

Growth in agency operations ($279 million) was due to higher personal service costs ($112 million), which was primarily attributable to general salary increases that were agreed to as part of multiple retroactive collective bargaining settlements reached during fiscal year 2017. In addition, higher annual fringe benefit expenses ($182 million) reflected growth for pensions, including additional costs associated with legislation allowing for extra pension credits for eligible veterans meeting specific criteria in their application for such credits, and health insurance as a result of growth in utilization expenses and rate renewal costs.

Federal spending growth was largely driven by Medicaid and EP spending ($4.2 billion), most significantly reflecting the escalating cost impact associated with various Federal health care transformation initiatives (including new spending for the EP), and several significant retroactive share and claiming adjustments from prior years that were effectuated during fiscal year 2017. Significant Federal spending declines relative to fiscal year 2016 were driven largely by Social Services ($615 million), in part a result of claiming patterns, and Homeland Security ($522 million), which related to the timing and approval of various project submissions.

Growth in capital projects spending was primarily attributable to the continued implementation of several projects funded from DIIF, where initial spending did not occur until July 2016, and economic development programs.

Fiscal Year 2016

All Funds tax receipts were $3.6 billion higher than prior year results, including personal income tax collections ($3.3 billion) due to growth in extension payments attributable to tax year 2014 and estimated fiscal year 2015 tax year payments, withholding, and final returns; other taxes ($572 million) from extraordinary growth in large estate tax payments and New York City real estate transfer tax payments; and consumption/use taxes ($340 million) primarily from an increase in taxable auto sales and food and lodging establishments, partly offset by a large, non-recurring refund. An annual decline in business taxes ($619 million) primarily reflects the first year of corporate tax reform. Miscellaneous receipts were $2.2 billion below the prior year due mainly to a larger amount of Extraordinary Monetary Settlement funds received in fiscal year 2015 ($1.3 billion) and a decline in SIF assessment reserves transferred to the State per the terms of legislation included in the fiscal year 2014 Budget ($750 million). The $2.7 billion annual growth in Federal grants reflects the impact of spending variances and other timing-related factors.

Through March 2016, All Funds spending was $6.8 billion above the prior year, comprised of State Operating Funds ($1.9 billion), Federal Operating Funds ($3.5 billion), and Capital Projects Funds ($1.4 billion).

State Operating Funds local assistance growth includes increases in education ($1.7 billion) mainly for school aid increases, health care ($590 million), and social services ($113 million); offset by decreases in Mental Hygiene agencies ($277 million), DFS ($143 million), higher education ($137 million), and the impact of downward spending reclassifications to account for an increase in Medicaid payments to SUNY Hospitals ($136 million). Higher agency operations’ spending includes an additional institutional payroll ($169 million) and higher PS costs in SUNY ($125 million), State Police ($47 million) and Judiciary ($30 million), as well as budgeted fringe benefit cost increases for pension, health insurance, and litigation ($419 million). The decline in debt service spending from the prior year ($585 million) was largely due to the prepayment of fiscal year 2016 costs in fiscal year 2015. Federal spending growth includes increased spending for health care ($3.7 billion), consistent with the impact of the ACA and new health care costs under the EP, and for education ($472 million), partly offset by a spending decline in Homeland Security and Emergency Services due to lower disaster-related costs ($519 million). Growth in capital projects spending is primarily attributable to the capital infrastructure projects funded with Extraordinary Monetary Settlement funds ($723 million), ESD ($240 million) for Buffalo Billion projects, and projects related to State and Municipal facilities ($166 million).

Fiscal Year 2015

All Funds tax receipts through March 2015 reflect annual growth in all major tax categories, including personal income tax ($749 million), primarily due to growth in withholding and current estimated payments; consumption/use taxes ($286 million) due to an increase in taxable purchases; business taxes ($244 million) related to higher bank audits; and the payroll tax assessed on businesses located within the MTA region ($66 million). The year-over-year increase of $5.2 billion in miscellaneous receipts was largely attributable to $4.1 billion in additional fines, penalties, and forfeitures (including Extraordinary Monetary Settlements paid to the State from financial institutions); a $741 million increase in business assessments (including $750 million of SIF assessment reserves transferred to the State pursuant to legislation included in the fiscal year 2014 Enacted Budget); higher bond proceeds receipts to finance Capital Projects ($479 million); and higher abandoned property collections ($120 million). These increases were offset by lower Tribal State Compact Revenue ($321 million) due to the lump sum payments received from the tribal nations immediately following the fiscal year 2014 agreements; a one-time fiscal year 2014 receipt from the State of New York Mortgage Agency (“SONYMA”) ($104 million) from excess MIF reserves; and the continued phase-out of the temporary utility assessment ($178 million). The $4.8 billion increase in Federal grants was a result of increased Federal program spending.

Through March 2015, All Funds spending increased by $6.4 billion over the prior year, derived from a $1.8 billion increase in State Operating Funds spending, a $4.8 billion increase in Federal Operating Funds spending, and a $204 million decrease in Capital Projects Funds spending. The increase in State Operating Funds spending was mainly due to $1.6 billion in higher local assistance spending. The local assistance growth included higher spending for education ($1.3 billion) and health care ($211 million). The $368 million increase in operational spending was derived from growth in executive-controlled agencies ($164 million), mainly attributable to the fiscal year 2015 2 percent salary increase and higher correctional facility expenses, primarily overtime and inmate medical and prescription drug cost; higher fringe benefit costs ($86 million); increased Judiciary spending ($80 million); and higher SUNY spending ($32 million). Lower debt service spending in fiscal year 2015 was attributable to the continued practice of paying debt service obligations due in future years. The Federal Operating Funds spending increase was primarily attributable to $5.2 billion in higher health care spending as a result of both expanded Medicaid coverage under the ACA, and DSRIP/IAAF payments associated with the recently approved Medicaid waiver. In addition, homeland security spending was $437 million higher, due mainly to a lump-sum pass-through payment to the Long Island Power Authority (“LIPA”). Spending declined in the areas of education ($494 million), due to administrative delays in claims submitted by school districts (primarily New York City), and social welfare ($213 million), mainly due to higher payments occurring in fiscal year 2014. Lower Capital Projects spending occurred in the areas of health care ($322 million); parks and environment ($179 million), due mainly to the timing of payments to the Environmental Facilities

Corporation (“EFC”) for the State Revolving Fund Loan program; and higher education ($166 million). This lower spending was partially offset by additional transportation spending ($393 million).

The All Governmental Funds balance through March 2015 was $9.4 billion, $5.3 billion higher than the March 2014 balance. This higher balance was attributable to a combination of a higher opening balance ($159 million), growth in receipts ($11.4 billion), increased financing from other sources ($131 million), and higher spending ($6.4 billion).

CAPITAL PROGRAM AND FINANCING PLAN

The DOB prepares a Multi-Year Capital Program and Financing Plan with the Executive Budget and updates it following enactment of the budget (the “Enacted Capital Plan”). The Enacted Capital Plan outlines the anticipated capital spending over a five-year period, the means by which it is to be financed, the impact on debt measures, and the anticipated debt issuances required to support the planned capital spending.

Capital Plan

The fiscal year 2018 Enacted Capital Plan outlines the anticipated capital spending over a five-year period. The total commitment and disbursement levels reflect, among other things, projected capacity under the State’s statutory debt limit, anticipated levels of Federal aid, and the timing of capital activity based on known needs and historical patterns. The following capital projects information relates to fiscal year 2018.

Fiscal Year 2018 Capital Projects Spending

Spending on capital projects was projected to total $13.8 billion in fiscal year 2018, which included $683 million in “off-budget” spending. “Off-budget” spending refers to capital spending that occurs directly from bond proceeds held at public authorities, but still requires an enacted appropriation and bonding authorization. Overall, capital spending in fiscal year 2018 was projected to increase by $3.0 billion (28 percent) from fiscal year 2017.

In fiscal year 2018, transportation capital spending was projected to total $6.1 billion, which represented 45 percent of total capital spending, with economic development comprising the next largest share at 13 percent. As a share of total capital spending, higher education capital spending represents 10 percent, while parks and the environment capital spending represents 7 percent and health care capital spending represents 4 percent. The remaining 21 percent was comprised of spending for mental hygiene, social welfare, public protection, education, general government, and all other, which includes Special Infrastructure Account Investments, such as the Thruway Stabilization Program.

Transportation capital spending was projected to increase by $785 million (15 percent) in fiscal year 2018 due to the implementation of the multi-year DOT and MTA capital plans.

Parks and environment capital spending was estimated to increase by $177 million (21 percent) in fiscal year 2018 reflecting spending from the enacted $2.5 billion Clean Water Infrastructure Act, the continuation of a $300 million Environmental Protection Fund (“EPF”), as well as spending from the State Superfund and State Parks Infrastructure Fund (“SPIF”).

Economic development and government oversight capital spending was projected to increase by $686 million (66 percent). This spending reflected the continued implementation of programs created to promote regional economic development including spending for the Buffalo Billion Program, the Life Sciences Initiative, the Upstate Revitalization Initiative, Regional Economic Development Councils, and SUNY and CUNY 2020 Challenge Grants.

Capital spending for health care was projected to increase by $447 million (422 percent) in fiscal year 2018. The increase was due to anticipated grant awards for the Health Care Restructuring Program, expected in fiscal year 2018, as well as the phase-in of spending related to the Health Care Facility Transformation Program, including spending from $500 million in new health care grants enacted in fiscal year 2018.

Capital spending for social welfare was projected to increase by $205 million (98 percent) due, primarily, to the implementation of the Affordable and Homeless Housing Program.

Education capital spending was projected to increase by $574 million (819 percent) in fiscal year 2018. The increase was due to spending from the Smart Schools Bond Act, which was approved by voters in November 2014.

Higher education capital spending was projected to increase by $118 million (10 percent). This growth was primarily driven by additional maintenance investments in senior and community college projects.

Capital spending for public protection was projected to increase by $126 million (27 percent) in fiscal year 2018, which was mainly attributable to spending on correctional facilities.

Mental hygiene capital spending was anticipated to increase by $151 million (37 percent). The increase was primarily related to improvements at OMH’s inpatient campuses, the construction of community residential sites, various mental health-related general hospital projects, and non-residential community programs.

General governmental capital spending was projected to increase by $148 million (81 percent), which was mainly attributable to the construction of a cogeneration plant being undertaken by the OGS, as well as IT systems equipment purchases.

Capital spending for agencies in the All Other category was projected to decrease by $361 million (44 percent). The decrease was related to a timing adjustment attributable to capital projects spending in fiscal year 2018 and was partially offset by higher year-to-year spending on Special Infrastructure Account investments, including a contribution to the ongoing construction of the New NY Bridge and other capital projects for the NYSTA.

Financing Fiscal Year 2018 Capital Projects Spending

In fiscal year 2018, the State planned to finance 52 percent of capital projects spending with long-term bonds, most of which is expected to be issued on behalf of the State through public authorities (45 percent) and the remainder of which is expected to be issued as General Obligation bonds (7 percent). This measure of authority bonds does not include debt issued by authorities backed by their own non-State resources or on behalf of private clients. Federal aid was expected to fund 14 percent of the State’s fiscal year 2018 capital spending, primarily for transportation. State cash resources, including Extraordinary Monetary Settlements, are expected to finance the remaining 34 percent of capital spending. Year-to-year, total PAYGO support was projected to increase $812 million, with State PAYGO increasing by $1.3 billion and Federal PAYGO support decreasing by $477 million. Bond-financed spending was projected to increase by $2.2 billion, with authority bond spending increasing by $1.3 billion and General Obligation bond spending increasing by $930 million.

Financing Plan

New York State, including its public authorities, is one of the largest issuers of municipal debt, ranking second among the states, behind California, in the amount of debt outstanding. The State ranks sixth in the U.S. in state debt per capita, behind Connecticut, Massachusetts, Hawaii, New Jersey, and Washington. As of March 31, 2017, State-related debt outstanding totaled $50.7 billion excluding capital leases and mortgage loan commitments, equal to approximately 4.2 percent of New York personal income. The State’s debt levels are typically measured by the DOB using two categories: State-supported debt and State-related debt.

State-supported debt represents obligations of the State that were paid from traditional State resources (i.e., tax revenue) and have a budgetary impact. It includes General Obligation debt, to which the full faith and credit of the State has been pledged, and lease purchase and contractual obligations of public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. These include the State Personal Income Tax Revenue Bond program and the State Sales Tax Revenue Bond program. Since 2002, the State has financed most of its capital program with Personal Income Tax Revenue Bonds, a revenue bond program that has reduced its cost of borrowing and created efficiencies by permitting the consolidation of bond sales. Prior to 2002, the State had primarily financed its capital spending with lower-rated lease purchase and contractual service obligations of public authorities. The State has transitioned to using only three credits — General Obligation bonds, Personal Income Tax Revenue Bonds, and Sales Tax Revenue Bonds.

State-related debt is a broader measure of State debt which includes all debt that is reported in the State’s Generally Accepted Accounting Principles (“GAAP”)-basis financial statements, except for unamortized premiums and accumulated accretion on capital appreciation bonds. These financial statements are audited by external independent auditors and published by the OSC on an annual basis. The debt reported in the GAAP-basis financial statements includes General Obligation debt, other State-supported debt as defined in the State Finance Law, debt issued by the Tobacco Securitization Finance Corporation, certain debt of the Municipal Bond Bank Agency (“MBBA”) issued to finance prior year school aid claims and capital leases and mortgage loan commitments. In addition, State-related debt reported by the DOB includes State-guaranteed debt, moral obligation financings and certain contingent-contractual obligation financings, where debt service is paid from non-State sources in the first instance, but State appropriations are available to make payments if necessary. These numbers are not reported as debt in the State’s GAAP-basis financial statements.

The State’s debt does not encompass, and does not include, debt that is issued by, or on behalf of, local governments and secured (in whole or in part) by State local assistance aid payments. For example, certain State aid to public schools paid to school districts or New York City has been pledged by those local entities to help finance debt service for locally-sponsored and locally-determined financings. Additionally, certain of the State’s public authorities issue debt supported by non-State resources (i.e., NYSTA toll revenue bonds, Triborough Bridge and Tunnel Authority (“TBTA”), MTA revenue bonds or DASNY dormitory facilities revenue bonds) or issue debt on behalf of private clients (i.e., DASNY’s bonds issued for not-for-profit colleges, universities, and hospitals). This debt, however, is not treated by the DOB as either State-supported debt or State-related debt because it (i) is not issued by the State (nor on behalf of the State), and (ii) does not result in a State obligation to pay debt service. Instead, this debt is accounted for in the respective financial statements of the local governments or other entity responsible for the issuance of such debt and is similarly treated.

The issuance of General Obligation debt and debt of the LGAC is undertaken by OSC. All other State-supported and State-related debt is issued by the State’s financing authorities (known as “Authorized Issuers” in connection with the issuance of Personal Income Tax and Sales Tax Revenue Bonds) acting under the direction of the DOB, which coordinates the structuring of bonds, the timing of bond sales, and decides which programs are to be funded in each transaction. The Authorized Issuers for Personal Income Tax Revenue Bonds are NYSTA, DASNY, ESD, EFC, and the New York State Housing Finance Agency (“HFA”) and the Authorized Issuers for Sales Tax Revenue Bonds are NYSTA, DASNY, and ESD. Prior to any issuance of new State-supported debt and State-related debt, approval is required by the State Legislature, the DOB, the issuer’s board, and in certain instances, the Public Authorities Control Board (“PACB”) and the State Comptroller.

As of June 20, 2017, the State had never defaulted on any of its General Obligation indebtedness, Personal Income Tax Revenue Bonds, Sales Tax Revenue Bonds, or its obligations under lease purchase or contractual obligation financing arrangements.

State-Supported Debt Outstanding

State-supported debt represents obligations of the State that are paid from traditional State resources and have a budgetary impact. It includes General Obligation debt, State Personal Income Tax Revenue Bonds, Sales Tax Revenue Bonds, LGAC bonds and lease purchase and service contract obligations of public authorities and municipalities. Payment of all obligations, except for General Obligation debt, is subject to annual appropriations by the State Legislature, but the State’s credits have different security features. The Debt Reform Act limits the amount of new State supported debt issued since April 1, 2000.

State Personal Income Tax Revenue Bond Program

Since 2002, the Personal Income Tax Revenue Bond Program has been the primary financing vehicle used to fund the State’s capital program. Legislation enacted in 2001 provided for the issuance of State Personal Income Tax Revenue Bonds by the State’s Authorized Issuers. The legislation requires 25 percent of State Personal Income Tax receipts (excluding refunds owed to taxpayers) to be deposited into the RBTF for purposes of making debt service payments on these bonds, with the excess amounts returned to the General Fund.

In the event that (a) the State Legislature fails to appropriate amounts required to make all debt service payments on the State Personal Income Tax Revenue Bonds or (b) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the State Personal Income Tax Revenue Bonds, the legislation requires that personal income tax receipts continue to be deposited to the RBTF until amounts on deposit in the Fund equal the greater of (i) 25 percent of annual personal income tax receipts or (ii) $6 billion. Debt service on State Personal Income Tax Revenue Bonds is subject to legislative appropriation, as part of the annual debt service bill.

As of March 31, 2017, approximately $31.8 billion of State Personal Income Tax Revenue Bonds were outstanding. The projected Personal Income Tax Revenue Bond coverage ratios are based upon estimates of personal income tax receipts deposited into the RBTF and include projected debt issuances. Assuming average issuances of approximately $5.1 billion annually over the next four years, personal income tax coverage was expected to decline from 3.5 times in fiscal year 2018 to 2.8 times in fiscal year 2021. The projected Personal Income Tax Revenue Bond coverage ratios assume that projects previously financed through the Mental Health Revenue Bond program and the DHBTF Revenue Bond program are expected to be issued under the Personal Income Tax Revenue Bond program or the Sales Tax Revenue Bond Program. Revenues that would have been dedicated to bonds issued under the old programs are transferred to the RBTF to offset debt service costs for projects financed with Personal Income Tax Revenue Bonds or Sales Tax Revenue Bonds, but are not counted towards debt service coverage. While the DOB routinely monitors the State’s debt portfolio across all State-supported credits for refunding opportunities, no future refunding transactions are reflected in the projected coverage ratios.

Sales Tax Revenue Bond Program

Legislation enacted in 2013 created the Sales Tax Revenue Bond program. This bonding program replicates certain credit features of Personal Income Tax and LGAC revenue bonds and is expected to continue to provide the State with increased efficiencies and a lower cost of borrowing.

The legislation created the Sales Tax RBTF, a sub-fund within the General Debt Service Fund that is expected to provide for the payment of these bonds. The Sales Tax Revenue Bonds are secured by dedicated revenues consisting of one cent of the State’s four cent sales and use tax. With a limited exception, upon the satisfaction of all of the obligations and liabilities of LGAC, this is expected to increase to 2 cents of sales and use tax receipts. Such sales tax receipts in excess of debt service requirements were transferred to the State’s General Fund.

The Sales Tax Revenue Bond Fund has appropriation-incentive and General Fund “reach back” features comparable to Personal Income Tax and LGAC bonds. A “lock box” feature restricts transfers back to the

General Fund in the event of non-appropriation or non-payment. In addition, in the event that sales tax revenues are insufficient to pay debt service, a “reach back” mechanism requires the State Comptroller to transfer moneys from the General Fund to meet debt service requirements.

The legislation also authorized the use of State Sales Tax Revenue Bonds and Personal Income Tax Revenue Bonds to finance any capital purpose, including projects that were previously financed through the State’s Mental Health Facilities Improvement Revenue Bond program and the DHBTF program. This allowed the State to transition to the use of three primary credits—Personal Income Tax Revenue Bonds, Sales Tax Revenue Bonds and General Obligation bonds to finance the State’s capital needs.

Sales Tax Revenue Bonds are used interchangeably with Personal Income Tax Revenue Bonds to finance State capital needs. As of March 31, 2017, $5.0 billion of Sales Tax Revenue Bonds were outstanding. Assuming average issuances of approximately $1.3 billion annually over the next four years, Sales Tax coverage based only upon the 1 cent pledge was expected to decline from 4.9 times in fiscal year 2018 to 3.6 times in fiscal year 2021. While the DOB routinely monitors the State’s debt portfolio across all State-supported credits for refunding opportunities, no future refunding transactions are reflected in the projected coverage ratios.

General Obligation Financings

With limited exceptions for emergencies, the State Constitution prohibits the State from undertaking a long-term General Obligation borrowing (i.e., borrowing for more than one year) unless it is authorized in a specific amount for a single work or purpose by the Legislature. There is no constitutional limitation on the amount of long-term General Obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act imposed statutory limitations on all new State-supported debt issued on and after April 1, 2000. The State Constitution provides that General Obligation bonds, which can be paid without an appropriation, must be paid in equal annual principal installments or installments that result in substantially level or declining debt service payments, mature within 40 years after issuance, and begin to amortize not more than one year after the issuance of such bonds. However, general obligation housing bonds must be paid within 50 years after issuance, with principal commencing no more than three years after issuance. The Debt Reform Act limits the maximum term of State-supported bonds, including General Obligation bonds, to 30 years, and the State as of June 20, 2017, has no bonds outstanding with a remaining final maturity that was more than 30 years.

General Obligation debt, as of June 20, 2017, was authorized for transportation, environment, housing and education purposes. Transportation-related bonds were issued for State and local highway and bridge improvements, mass transportation, rail, aviation, canal, port and waterway programs and projects. Environmental bonds were issued to fund environmentally sensitive land acquisitions, air and water quality improvements, municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects. Education-related bonds were issued to fund enhanced education technology in schools, with eligible projects including infrastructure improvements to bring high-speed broadband to schools and communities in their school district and the purchase of classroom technology for use by students. Additionally, these bonds were expected to enable long-term investments in full-day pre-kindergarten through the construction of new pre-kindergarten classroom space.

Most General Obligation debt-financed spending in the Enacted Capital Plan was authorized under ten previously approved bond acts (five for transportation, four for environmental and recreational programs and one for education purposes). The majority of projected general obligation bond-financed spending supports authorizations for the 2005 Rebuild and Renew New York Bond Act and the $2 billion Smart Schools Bond Act, which was approved by voters in November 2014. The DOB projected that spending authorizations from the remaining bond acts would be virtually depleted by the end of the Enacted Capital Plan.

As of March 31, 2017, approximately $2.5 billion of General Obligation bonds were outstanding.

The State Constitution permits the State to undertake short-term General Obligation borrowings without voter approval in anticipation of the receipt of (i) taxes and revenues, by issuing general obligation tax and revenue anticipation notes (“TRANs”), and (ii) proceeds from the sale of duly authorized but unissued General Obligation bonds, by issuing bond anticipation notes (“BANs”). General Obligation TRANs must mature within one year from their date of issuance and cannot be refunded or refinanced beyond such period. However, since 1990, the State’s ability to issue general obligation TRANs that mature in the same State fiscal year in which they were issued has been limited due to the enactment of the fiscal reform program which created LGAC. BANs may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to General Obligation authorizations, and must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance. In order to provide flexibility within these maximum term limits, the State had previously used the BANs authorization to conduct a commercial paper program to fund disbursements eligible for General Obligation bond financing.

New York Local Government Assistance Corporation (“LGAC”)

In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments that had been traditionally funded through the State’s annual issuance of general obligation TRANs that mature in the same State fiscal year that they are issued (“seasonal borrowing”). The legislation also dedicated revenues equal to one cent of the State’s four cent sales and use tax to pay debt service on these bonds. As of July 1995, LGAC had issued State-supported bonds and notes to provide net proceeds of $4.7 billion, completing the program. The issuance of these long-term obligations is amortized over a period of no more than 30 years from the dates of their original issuance, with the final debt service payment on April 1, 2025. As of March 31, 2017, approximately $1.8 billion of LGAC bonds were outstanding.

The LGAC legislation eliminated seasonal borrowing except in cases where the Governor and the legislative leaders have certified the need for additional seasonal borrowing, based on emergency or extraordinary factors, or factors unanticipated at the time of adoption of the budget, and provide a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth fiscal year after the limit was first exceeded (i.e., no seasonal borrowing in the fifth year). The provision limiting the State’s seasonal borrowing practices was included as a covenant with LGAC’s bondholders in the General Bond Resolution and General Subordinate Lien Bond Resolution authorizing such bonds. No restrictions were placed upon the State’s ability to issue deficit TRANs (issued in one year and maturing in the following year).

The LGAC changes, as well as other changes in revenue and spending patterns, have allowed the State to meet its cash flow needs throughout the fiscal year without relying on seasonal borrowings. However, the State has taken extraordinary measures in the past to manage its cash flow, including payment deferrals and permitting the State to borrow from other funds of the State (i.e., non-General Fund) for a limited period.

Legislation enacted in 2003 requires LGAC to certify, in addition to its own cash needs, $170 million annually to provide an incentive for the State to seek an annual appropriation to provide local assistance payments to New York City or its assignee. In May 2004, LGAC amended its General Bond Resolution and General Subordinate Lien Bond Resolution to make clear that any failure to certify or make payments to New York City or its assignee has no impact on LGAC’s own bondholders; and that if any such act or omission were to occur with respect to any bonds issued by the City of New York or its assignee, that act or omission would not constitute an event of default with respect to LGAC bonds. The Enacted Budget includes a local assistance appropriation of $170 million from the Local Government Assistance Tax Fund to New York City.

State-Supported Lease-Purchase and Other Contractual-Obligation Financings

Prior to the 2002 commencement of the State’s Personal Income Tax Revenue Bond program, public authorities or municipalities issued other lease purchase and contractual-obligation debt. These types of debt, where debt service is payable from moneys received from the State and is subject to annual State appropriation, are not general obligations of the State.

Debt service payable to certain public authorities from State appropriations for such lease-purchase and contractual obligation financings may be paid from general resources of the State or from dedicated tax and other sources (i.e., personal income taxes, motor vehicle and motor fuel-related taxes, and patient income). Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State’s obligation to make such payments is expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments.

Legislation first enacted in fiscal year 2011, and extended through fiscal year 2020, authorizes the State to set aside moneys in reserve for debt service on general obligation, lease-purchase, and service contract bonds. Pursuant to a certificate filed by the Director of the Budget with the State Comptroller, the Comptroller is required to transfer from the General Fund such reserved amounts on a quarterly basis in advance of required debt service payment dates. As of June 20, 2017, the State indicated that it had no plans to issue lease-purchase or other contractual-obligation financings.

Dedicated Highway and Bridge Trust Fund Bonds

DHBTF bonds were issued for State transportation purposes and are backed by dedicated motor fuel, gas and other transportation related taxes and fees, subject to appropriation. As of March 31, 2017, approximately $2.3 billion of DHBTF bonds were outstanding. As of June 20, 2017, the State indicated that it had no plans to issue additional DHBTF bonds, but could utilize this credit in the future if market conditions warrant.

Mental Health Facilities Improvement Bonds

Mental Health Facilities Improvement Bonds were issued to support capital projects to preserve and maintain both State and community-based facilities operated and/or licensed by OMH, OPWDD, and OASAS. A major source of patient revenues for these bonds was Federal Medicaid payments for services delivered by OPWDD. As of June 20, 2017, debt service coverage for fiscal year 2018 was projected at approximately 8.7 times for existing Mental Health Facilities Improvement Bonds. As of March 31, 2017, approximately $754 million of Mental Health Facilities Improvement Bonds were outstanding. As of June 20, 2017, the State indicated that it had no plans to issue additional Mental Health Facilities Improvement Bonds.

SUNY Dormitory Facilities Bonds

Legislation enacted in 2013 changed the method of paying debt service on outstanding SUNY Dormitory Facilities Lease Revenue Bonds (the “Lease Revenue Bonds”) and established a new revenue-based financing credit, the SUNY Dormitory Facilities Revenue Bonds (the “Facilities Revenue Bonds”) to finance the SUNY residence hall program in the future. The Facilities Revenue Bonds, unlike the Lease Revenue Bonds, do not include a SUNY general obligation pledge, thereby eliminating any recourse to the State with respect to the payment of the Facilities Revenue Bonds. The legislation also provided for the assignment of the revenues derived from the use and occupancy of SUNY’s dormitory facilities (the “Dormitory Facilities Revenues”) for the payment of debt service on both the Lease Revenue Bonds and the Facilities Revenue Bonds from SUNY to DASNY. As a result, annual debt service on the outstanding Lease Revenue Bonds is no longer supported by a State appropriation, except under extraordinary circumstances (i.e., the generation of insufficient Dormitory Facilities Revenues implicating the need for SUNY payments from sources other than Dormitory Facilities Revenues for debt service on the Lease Revenue Bonds). The DOB is not aware of any such extraordinary circumstance having ever occurred in the past and does not anticipate that it would occur in the future. However, since the outstanding Lease Revenue Bonds were incurred as State-supported debt, until these are defeased or are paid off to maturity, the DOB will continue to count these bonds as outstanding State-supported debt for purposes of the Debt Reform Act caps. In recognition of the fact that debt service payments on the Lease Revenue Bonds are no longer supported by an appropriation, the debt service payments on such Lease Revenue Bonds in the approximate annual amount of $60 million is not included in State debt service payments reported in this Appendix. Annual debt service related to the Lease Revenue Bonds was $65 million in fiscal year 2017.

As of March 31, 2017, approximately $650 million of Lease Revenue Bonds were outstanding. On April 27, 2017, $226 million of Lease Revenue Bonds were refunded with Facilities Revenue Bonds, resulting in $424 million of Lease Revenue Bonds remaining outstanding. As of June 20, 2017, annual debt service payments on the remaining Lease Revenue Bonds was projected to be $50 million in fiscal year 2018, $44 million in fiscal year 2019, $39 million in fiscal year 2020, and $36 million in fiscal year 2021.

State-Related Debt Outstanding

State-related debt is a broader measure of debt that includes State-supported debt and contingent-contractual obligations, moral obligations, State-guaranteed debt and other debt.

Contingent-Contractual Obligation Financing

Contingent-contractual debt, included in State-related debt, is debt where the State enters into a statutorily authorized contingent-contractual obligation via a service contract to pay debt service in the event there are shortfalls in revenues from other non-State resources pledged or otherwise available to pay the debt service. As with State-supported debt, except for General Obligation bonds, all payments are subject to annual appropriation. The bankruptcy and deteriorating financial conditions of certain hospitals in the Secured Hospital Program resulted in the State paying approximately $30 million of debt service payments in fiscal year 2017.

Secured Hospital Program

Under the Secured Hospital Program, the State entered into service contracts to enable certain financially distressed not-for-profit hospitals to issue debt. The contracts obligate the State to pay debt service, subject to annual appropriations by the Legislature, on bonds issued by the New York State Medical Care Facilities Financing Agency (“MCFFA”) and by DASNY through the Secured Hospital Program. In the event there are shortfalls in revenues from other sources, which include hospital payments made under loan agreements between DASNY and the hospitals, and certain reserve funds held by the applicable trustees for the bonds, the State is liable for the debt service. As of March 31, 2017, there was approximately $220 million of bonds outstanding for this program.

Tobacco Settlement Financing Corporation (“TSFC”)

Legislation enacted in 2003 authorized the State to securitize all of its tobacco settlement payments through the TSFC, a corporation created under the legislation that is a subsidiary of the MBBA, through an asset-backed securitization transaction. To lower costs, the legislation authorized the State to enter into contingency contracts obligating the State to pay debt service, subject to annual appropriations, on the TSFC bonds in the event that tobacco receipts and bond reserves are insufficient. To reduce the chance that the State’s contractual payments will be required, the TSFC bonds were structured to meet or exceed all rating agency tobacco bond stress tests. The $4.2 billion of upfront payments received by the State from the securitization were used to help restore State budget balance in fiscal year 2004 ($3.8 billion) and fiscal year 2005 ($400 million).

The bonds carried a final nominal maturity of 19 years, but were retired over 14 years, based on optional redemptions. As of March 31, 2017, approximately $660 million of TSFC bonds were outstanding, however based on the 2017 MSA payment, there were sufficient funds, including debt service reserve funds, to retire all remaining TSFC bonds, which redemption occurred on June 1, 2017. The State was never called upon to make any payment, pursuant to the contingency contract on the TSFC bonds.

Moral Obligation Financings

Moral obligation financing generally involves the issuance of debt by a public authority to finance a revenue producing project or other activity. The debt is secured, in the first instance, by project revenues, but includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer’s debt service reserve fund. As of June 20, 2017, there had never been a payment default on any moral obligation debt of any public authority. The DOB does not expect the State to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of HFA pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, Urban Development Corporation (“UDC”) and other public authorities which had moral obligation debt outstanding. As of June 20, 2017, the State indicated that it had not been called upon to make any payments pursuant to any moral obligations since fiscal year 1987 and no such requirements were anticipated during fiscal year 2017. As of March 31, 2017, approximately $1 million of moral obligation debt was outstanding.

State-Guaranteed Financings

Pursuant to specific constitutional authorization, the State may also directly guarantee certain public authority obligations. Payments of debt service on State guaranteed bonds and notes are legally enforceable obligations of the State. The only current authorization provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Job Development Authority (“JDA”). As of June 20, 2017, the State indicated that it had never been called upon to make any direct payments pursuant to any such guarantees.

Due to concerns regarding the economic viability of its programs, JDA’s loan and loan guarantee activities were suspended in 1995. JDA resumed its lending activities in 1997 under a revised set of lending programs and underwriting guidelines. In April 2004, JDA issued approximately $42 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA’s capital finances. As of March 31, 2017, JDA had approximately $3 million of bonds outstanding. The DOB did not anticipate that the State would be called upon to make any payments pursuant to the State guarantee in fiscal year 2018.

Other State Financings

Other State financings relate to the issuance of debt by a public authority, including capital leases, mortgage loan commitments and MBBA prior year school aid claims. Regarding the MBBA prior year school aid claims, the municipality assigns specified State and local assistance payments it receives to the issuer or the bond trustee to ensure that debt service payments are made. The State has no legal obligation to make any debt service payments or to continue to appropriate local assistance payments that are subject to the assignment.

Borrowing Plan

Debt issuances totaling $6.2 billion were planned to finance new capital project spending in fiscal year 2018, an increase of $3.2 billion (103 percent) from fiscal year 2017, that includes large capital programs for healthcare and the Smart Schools Bond Act that were expected to begin spending in fiscal year 2018. It is anticipated that the State would finance these capital projects through Personal Income Tax Revenue Bonds, Sales Tax Revenue Bonds and General Obligation bonds in fiscal year 2018.

The bond issuances were expected to finance capital commitments for transportation infrastructure ($1.9 billion), education ($1.5 billion), mental hygiene and health care facilities ($786 million), economic development ($1.1 billion), the environment ($584 million), and State facilities and equipment ($397 million).

As of June 20, 2017, over the next four years, new debt issuances were projected to total $27.8 billion. New issuances were primarily for transportation infrastructure ($8.4 billion), education facilities ($6.7 billion), economic development ($4.8 billion), the environment ($2.6 billion), mental hygiene and health care facilities ($3.5 billion), and State facilities and equipment ($1.8 billion).

State-Related Debt Service Requirements

As of June 20, 2017, State-related debt service was projected at $6.1 billion in fiscal year 2018, a decrease of $283 million (4 percent) from fiscal year 2017. This was due, in large part, to debt service prepayments which result in higher debt service requirements in fiscal year 2017, when the payments occurred, and lower debt service costs in fiscal year 2018. The State is contractually required to make debt service payments prior to bondholder payment dates in most instances, and may also elect to make payments earlier than contractually required. In fiscal year 2018 and beyond, the State expects to use three principal bonding programs—Personal Income Tax Revenue Bonds, Sales Tax Revenue Bonds, and General Obligation Bonds—to fund all bond-financed capital spending. Other bonding programs are expected to be phased out over time.

Interest Rate Exchange Agreements and Net Variable Rate Obligations

Chapter 81 of the Laws of 2002 authorized issuers of State-supported debt to issue a limited amount of variable rate debt instruments and to enter into a limited amount of interest rate exchange agreements. As of June 20, 2017, the limit on debt instruments which resulted in a net variable rate exposure (i.e., both variable rate debt and interest rate exchange agreements) was no more than 15 percent of total outstanding State-supported debt. Interest rate exchange agreements were also limited to a total notional amount of no more than 15 percent of total outstanding State-supported debt. The outstanding State-supported debt of $49.6 billion as of March 31, 2017 resulted in a cap on variable rate exposure and a cap on interest rate exchange agreements of about $7.4 billion each (15 percent of total outstanding State-supported debt). As of March 31, 2017, both the amount of outstanding variable rate debt instruments and interest rate exchange agreements were less than the authorized totals of 15 percent of total outstanding State-supported debt.

Interest Rate Exchange Agreements

As of March 31, 2017, the State’s Authorized issuers had a notional amount of $1.7 billion in interest rate exchange agreements. Overall, the State’s swap exposure was expected to decline from 3.4 percent in fiscal year 2017 to 1.8 percent in fiscal year 2021.

As of June 20, 2017, the State’s swaps portfolio was comprised of synthetic fixed rate swaps. A synthetic fixed swap includes two separate transactions: (1) a variable rate bond is sold to bondholders, and (2) an interest rate exchange agreement between the State and a counterparty is executed. The interest rate exchange agreement resulted in the State paying a fixed interest rate (i.e., synthetic fixed rate) to the counterparty and the counterparty agrees to pay the State a variable rate (65 percent of the London InterBank Offered Rate (“LIBOR”) for all State swaps). If the variable rate the State pays to bondholders and the variable rate the State was receiving from the counterparty off-set each other, the State is left with the synthetic fixed rate payment. The two variable rate components do not always precisely offset each other, which may result in an amount owed by the State in addition to the synthetic fixed rate payment. The synthetic fixed rate was less than the fixed rate the State would have paid to issue traditional fixed rate bonds at the time of issuance.

As of June 20, 2017, the State indicated that it had no plans to increase its swap exposure.

Net Variable Rate Obligations

The State’s net variable rate exposure (including a policy reserve) is projected to average 1.2 percent of outstanding debt from fiscal year 2017 through fiscal year 2021. The debt that is charged against the variable rate cap represented the State’s unhedged variable rate bonds. The variable rate bonds that are issued in connection with a fixed rate swap—$1.7 billion—were not included in the variable rate cap.

As of June 20, 2017, the State’s policy was to count 35 percent of the notional amount of outstanding 65 percent of LIBOR fixed rate swaps in its variable rate exposure. This policy reserve accounts for the potential that tax policy or market conditions could result in significant differences between payments owed on the bonds and the amount received by the State under its 65 percent of LIBOR swaps, and that the factors affecting such payments can be consistent with variable rate exposure.

As of June 20, 2017, the DOB continued to evaluate the market for variable rate bonds, but had no plans to issue additional variable rate debt.

State Bond Caps and Debt Outstanding

Bond caps are legal authorizations to issue bonds to finance the State’s capital projects. The caps can authorize bond financing of capital appropriations. As the bond cap for a particular programmatic purpose is reached, subsequent legislative changes are required to raise the statutory cap to the level necessary to meet the bondable capital needs, as permitted by a single or multi-year appropriation. In the Enacted Budget, statutory bond authorizations on State-supported debt were raised by $10.5 billion across multiple programmatic purposes. The bonded indebtedness (and related capital spending) from the new authorizations is expected to occur over many years, and is counted against the State’s statutory debt caps only when bonds are actually issued.

Debt authorizations for capital programs are either approved or enacted at one time, expected to be fully issued over time, or enacted annually by the Legislature and are usually consistent with bondable capital projects appropriations. Authorization does not, however, indicate intent to sell bonds for the entire amount of those authorizations, because capital appropriations often include projects that do not materialize or are financed from other sources. The amount of bonds authorized may be increased or decreased from time to time by the Legislature. In the case of General Obligation debt, increases in the authorization must be approved by the voters.

AUTHORITIES AND LOCALITIES

Public Authorities

For the purposes of this section, “authorities” refer to public benefit corporations or public authorities, created pursuant to State law, which are reported in the State’s Comprehensive Annual Financial Report (“CAFR”). Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and they may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. Certain of these authorities’ issue bonds under two of the three primary State credits—Personal Income Tax Revenue Bonds and Sales Tax Revenue Bonds. The State’s access to the public credit markets through bond issuances constituting State-supported or State-related debt issuances by certain of its authorities could be impaired and the market price of the outstanding debt issued on its behalf may be materially and adversely affected if these authorities were to default on their respective State-supported or State-related debt issuances.

The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. These entities generally pay their own operating expenses and debt service costs on their notes, bonds or other legislatively authorized financing structures from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels; charges for public power, electric and gas utility services; tuition and fees; rentals charged for housing units; and charges for occupancy at medical care facilities. Since the State has no actual or contingent liability for the payment of this type of public authority indebtedness, it is not classified as either State-supported debt or State-related debt. Some public authorities, however, receive monies from State appropriations to pay for the operating costs of certain programs.

There are statutory arrangements that, under certain circumstances, authorize State local assistance payments that have been appropriated in a given year and are otherwise payable to localities to be made instead to the issuing public authorities in order to secure the payment of debt service on their revenue bonds and notes. However, in honoring such statutory arrangements for the redirection of local assistance payments, the State has no constitutional or statutory obligation to provide assistance to localities beyond amounts that have been appropriated therefor in any given year.

As of December 31, 2016, (and, with respect to the JDA, as of March 31, 2017), each of the 18 authorities had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, was approximately $184 billion, only a portion of which constitutes State-supported or State-related debt.

Localities

While the fiscal condition of New York City and other local governments in the State is reliant, in part, on State aid to balance their annual budgets and meet their cash requirements, the State is not legally responsible for their financial condition and viability. Indeed, the provision of State aid to localities, while one of the largest disbursement categories in the State budget, is not constitutionally obligated to be maintained at levels current as of February 28, 2018 or to be continued in future fiscal years and the State Legislature may amend or repeal statutes relating to the formulas for and the apportionment of State aid to localities.

The City of New York

The fiscal demands on the State may be affected by the fiscal condition of New York City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of New York City, and its related issuers, to market securities successfully in the public credit markets.

Other Localities

Certain localities other than New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing by local governments has become more common in recent years. As of February 28, 2018, State legislation enacted post-2004 included 27 special acts authorizing bond issuances to finance local government operating deficits. Included in this figure are special acts that extended the period of time related to prior authorizations and modifications to issuance amounts previously authorized. When a local government is authorized to issue bonds to finance operating deficits, the local government is subject to certain additional fiscal oversight during the time the bonds are outstanding as required by the State’s Local Finance Law, including an annual budget review by OSC.

In addition to deficit financing authorizations, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within particular localities. The Cities of Buffalo and Troy, and the Counties of Erie and Nassau are subject to varying levels of review and oversight by entities created by such legislation. The City of Newburgh operates under special State legislation that provides for fiscal oversight by the State Comptroller. The impact on the State of any possible requests in the future for additional oversight or financial assistance could not be determined as of February 28, 2018 and therefore was not included in the Updated Financial Plan projections.

The City of Yonkers (“Yonkers”) no longer operates under an oversight board but must adhere to a Special Local Finance and Budget Act. The Yonkers City School District (the “Yonkers School District”) is fiscally dependent upon Yonkers as it lacks taxing authority. In January 2014, the Yonkers Board of Education identified an improper accrual of State aid that resulted in an unanticipated shortfall in available funds for operation of the Yonkers School District. In response, the Yonkers City School District Deficit Financing Act was enacted, which authorized Yonkers, subject to certain requirements, to issue serial bonds, not to exceed $45 million by March 31, 2015, to liquidate current deficits in the Yonkers School District’s general fund as of June 30, 2014.

Subject to certain conditions that were satisfied, the fiscal year 2015 Enacted Budget provided an additional $28 million to Yonkers in addition to other education aid provided by the State for the support of the Yonkers School District for Yonkers fiscal year 2015. Legislation enacted in 2015 provided a total of $25 million in additional aid to Yonkers for the support of the Yonkers School District for Yonkers fiscal years ending 2016 and 2017, subject to Yonkers submitting a comprehensive financial plan that provides for continuity of current educational services and receiving approval of that plan from the Director of the Budget. As of February 28, 2018, that plan had been submitted and approved by the State Director of the Budget.

Legislation enacted in 2013 created the Financial Restructuring Board for Local Governments (the “Restructuring Board”). The Restructuring Board consists of ten members, including the State Director of the Budget, who is the Chair, the Attorney General, the State Comptroller, the Secretary of State and six members appointed by the Governor. The Restructuring Board, upon the request of a “fiscally eligible municipality”, is authorized to perform a number of functions including reviewing the municipality’s operations and finances, making recommendations on reforming and restructuring the municipality’s operations, proposing that the municipality agree to fiscal accountability measures, and making available certain grants and loans. As of February 28, 2018, the Restructuring Board was reviewing or had completed reviews for twenty municipalities. The Restructuring Board is also authorized, upon the joint request of the fiscally eligible municipality and a public employee organization, to resolve labor impasses between municipal employers and employee organizations for police, fire and certain other employees in lieu of binding arbitration before a public arbitration panel.

OSC implemented its Fiscal Stress Monitoring System (the “Monitoring System”) in 2013. The Monitoring System utilizes a number of fiscal and environmental indicators with the goal of providing an early warning to local communities about stress conditions in New York’s local governments and school districts. Fiscal indicators consider measures of budgetary solvency while environmental indicators consider measures such as population, poverty, and tax base trends. Individual entities are then scored according to their performance on these indicators. An entity’s score on the fiscal components will determine whether or not it is classified in one of three levels of stress: significant, moderate or susceptible. Entities that do not meet established scoring thresholds are classified as “No Designation”.

A total of 38 local governments (8 counties, 10 cities, 11 towns, 9 villages) and 59 school districts have been placed in a stress category by OSC based on financial data for their fiscal years ending in 2016. The vast majority of entities scored by OSC (96 percent) were classified in the ”No Designation” category.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control, but which can adversely affect their financial condition. For example, the State or Federal government may reduce (or, in some cases, eliminate) funding of local programs, thus requiring local governments to pay these expenditures using their own resources. Similarly, past cash flow problems for the State have resulted in delays in State aid payments to localities. In some cases, these delays have necessitated short-term borrowing at the local level.

Other factors that have had, or could have, an impact on the fiscal condition of local governments and school districts include: the loss of temporary Federal stimulus funding; recent State aid trends; constitutional and statutory limitations on the imposition by local governments and school districts of property, sales and other taxes; and for some communities, the significant upfront costs for rebuilding and clean-up in the wake of a natural disaster. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long range economic trends. Other large scale potential problems, such as declining urban populations, declines in the real property tax base, increasing pension, health care and other fixed costs, or the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate requests for State assistance.

Ultimately, localities as well as local public authorities may suffer serious financial difficulties that could jeopardize local access to public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State.

LITIGATION AND ARBITRATION

General

The legal proceedings listed below involve State finances and programs and other claims as of February 28, 2018 in which the State was a defendant and in which the potential monetary claims against the State were deemed to be material, meaning in excess of $100 million or involving significant challenges to or impacts on the State’s financial policies or practices. As explained below, these proceedings could adversely affect the State’s finances.

For the purpose of this “Litigation and Arbitration” section of the Appendix, the State defines “material and adverse developments” as rulings or decisions on or directly affecting the merits of a proceeding that have a significant adverse impact upon the State’s ultimate legal position, and reversals of rulings or decisions on or directly affecting the merits of a proceeding in a significant manner, whether in favor of or adverse to the State’s ultimate legal position, all of which are above the $100 million materiality threshold. The State has indicated that it intends to discontinue disclosure with respect to any individual case after a final determination on the merits or upon a determination by the State that the case does not meet the materiality threshold.

The State is party to other claims and litigation, with respect to which its legal counsel has advised that it is not probable that the State will suffer adverse court decisions, or which the State has determined do not, considered on a case by case basis, meet the materiality threshold described in the second paragraph of this section. Although the amounts of potential losses, if any, resulting from these litigation matters are not presently determinable, it is the State’s position that any potential liability in these litigation matters is not expected to have a material and adverse effect on the State’s financial position in fiscal year 2018 or thereafter. As of June 20, 2017, the Basic Financial Statements for fiscal year 2017, which the OSC expected to issue by July 29, 2017, were expected to report possible and probable awards and anticipated unfavorable judgments against the State.

Adverse developments in the proceedings described below, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced fiscal year 2018 Financial Plan. The State believed that the Enacted Budget included sufficient reserves to offset the costs associated with the payment of judgments that may have been required during fiscal year 2018. These reserves included (but were not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential Enacted Budget resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced Enacted Budget.

Real Property Claims

Over the years, there have been a number of cases in which Native American tribes have asserted possessory interests in real property or sought monetary damages as a result of claims that certain transfers of property from the tribes or their predecessors-in-interest in the 18th and 19th centuries were illegal. Of these cases, only one remains active.

In Canadian St. Regis Band of Mohawk Indians, et al. v. State of New York, et al. (NDNY), the plaintiffs sought ejectment and monetary damages for their claim that approximately 15,000 acres in Franklin and

St. Lawrence Counties were illegally transferred from their predecessors-in-interest. The defendants’ motion for judgment on the pleadings, relying on prior decisions in other cases rejecting such land claims, was granted in great part through decisions on July 8, 2013 and July 23, 2013, holding that all claims were dismissed except for claims over the area known as the Hogansburg Triangle and a right of way claim against Niagara Mohawk Power Corporation.

On May 21, 2013, the State, Franklin and St. Lawrence Counties, and the tribe signed an agreement resolving a gaming exclusivity dispute, which agreement provided that the parties will work towards a mutually agreeable resolution of the tribe’s land claim. As of February 28, 2018, the land claim had been stayed through at least April 20, 2018 to allow for settlement negotiations.

On May 28, 2014, the State, the New York Power Authority and St. Lawrence County signed a memorandum of understanding with the St. Regis Mohawk Tribe endorsing a general framework for a settlement, subject to further negotiation. The memorandum of understanding does not address all claims by all parties and will require a formal written settlement agreement. Any formal settlement agreement will also require additional local, State and Congressional approval.

School Aid

In Maisto v. State of New York (formerly identified as Hussein v. State of New York), plaintiffs seek a judgment declaring that the State’s system of financing public education violated § 1 of article 11 of the State Constitution, on the ground that it failed to provide a sound basic education. In a decision and order dated July 21, 2009, Supreme Court, Albany County, denied the State’s motion to dismiss the action. On January 13, 2011, the Appellate Division, Third Department, affirmed the denial of the motion to dismiss. On May 6, 2011, the Third Department granted defendants leave to appeal to the Court of Appeals. On June 26, 2012, the Court of Appeals affirmed the denial of the State’s motion to dismiss.

The trial commenced on January 21, 2015 and was completed on March 12, 2015. On September 19, 2016, the trial court ruled in favor of the State and dismissed the action. Plaintiffs filed a notice of appeal dated October 5, 2016 with the Appellate Division, Third Department. Plaintiffs filed their appellate brief and the State’s brief was filed May 30, 2017. The appeal was argued on September 5, 2017. By decision and order dated October 26, 2017, the Appellate Division reversed the judgment of the trial court and remanded the case in order for the trial court to make specific findings as to the adequacy of inputs and causation.

In Aristy-Farer, et al. v. The State of New York, et al. (Sup. Ct., N.Y. Co.), commenced February 6, 2013, plaintiffs seek a judgment declaring that the provisions of L. 2012, Chapter 53 and L. 2012, Chapter 57, Part A § 1, linking payment of State school aid increases for 2012-2013 school year to submission by local school districts of approvable teacher evaluation plans violated, among other provisions of the State Constitution, Article XI, § 1, because implementation of the statutes would prevent students from receiving a sound basic education. Plaintiffs moved for a preliminary injunction enjoining the defendants from taking any actions to carry out the statutes to the extent that they would reduce payment of State aid disbursements referred to as General Support for Public Schools (“GSPS”) to the City of New York pending a final determination. The State opposed this motion. By order dated February 19, 2013, the Court granted the motion for preliminary injunction. The State appealed. On May 21, 2013, the Appellate Division, First Department, denied plaintiffs motion for a stay pending appeal. As a result, plaintiffs have agreed to vacate their preliminary injunction and the State will withdraw its appeal. On April 7, 2014, Supreme Court denied the State’s motion to dismiss. The Answer to the Second Amended Complaint was filed on February 2, 2015.

By decision dated August 12, 2014, Supreme Court, New York County, granted a motion to consolidate Aristy-Farer, discussed in the preceding paragraph, with New Yorkers for Students’ Educational Rights v. New York. On June 27, 2017, the Court of Appeals dismissed the Aristy-Farer action but held that the New Yorkers for Students’ Educational Rights v. New York action could proceed on a limited basis as to the New York City and Syracuse school districts.

In New Yorkers for Students’ Educational Rights v. New York, the organizational plaintiff and several individual plaintiffs commenced a new lawsuit on February 11, 2014, in Supreme Court, New York County, claiming that the State was not meeting its constitutional obligation to fund schools in New York City and throughout the State to provide students with an opportunity for a sound basic education. Plaintiffs specifically alleged that the State was not meeting its funding obligations for New York City schools under the Court of Appeals decision in Campaign for Fiscal Equity (“CFE”) v. New York, 8 N.Y.3d 14 (2006), and—repeating the allegations of Aristy-Farer—challenge legislation conditioning increased funding for New York City schools on the timely adoption of a teacher evaluation plan. With regard to other school districts throughout the State, plaintiffs alleged that the State was not providing adequate Statewide funding, had not fully implemented certain 2007 reforms to the State aid system, had imposed gap elimination adjustments decreasing State aid to school districts, and had imposed caps on State aid increases, and on local property tax increases unless approved by a supermajority. Finally, they alleged that the State had failed to provide assistance, services, accountability mechanisms, and a rational cost formula to ensure that students throughout the State have an opportunity for a sound basic education.

Plaintiffs sought a judgment declaring that the State had failed to comply with CFE, that the State had failed to comply with the command of State Constitution Article XI to provide funding for public schools across the State, and that the gap elimination adjustment and caps on State aid and local property tax increases were unconstitutional. They sought an injunction requiring the State to eliminate the gap elimination adjustments and caps on State aid and local property tax increases, to reimburse New York City for the funding that was withheld for failure to timely adopt a teacher evaluation plan, to provide greater assistance, services and accountability, to appoint an independent commission to determine the cost of providing students the opportunity for a sound basic education, and to revise State aid formulas.

On May 30, 2014, the State filed a motion to dismiss all claims. On June 24, 2014, plaintiffs moved for a preliminary injunction seeking to restrain defendants from enforcing three of the four statutory provisions challenged in the underlying action. Specifically, plaintiffs sought to enjoin defendants from enforcing: (1) the gap elimination adjustment set forth in N.Y. Education Law § 3602(17); (2) the cap on state aid increases set forth in N.Y. Education Law § 3602(1)(dd); and (3) the requirements regarding increases in local property tax levies set forth in N.Y. Education Law § 3602(1)(dd) & 18. On July 8, 2014, defendants moved by Order to Show Cause to change the venue of the preliminary injunction application, as well as the entire action, to Albany County, pursuant to CPLR 6311(1). By Decision and Order dated August 8, 2014, the Court granted defendants’ motion to transfer the preliminary injunction application to Albany County, but denied that part of the motion which sought to transfer the entire action.

By letter dated October 27, 2014, plaintiffs withdrew their motion for a preliminary injunction. By order dated November 17, 2014, Supreme Court, New York County, denied defendants’ motion to dismiss. By separate order dated November 17, 2014, Supreme Court, New York County also granted the motion of Yonkers to intervene as a plaintiff in the proceeding. Defendants filed Notices of Appeal of both November 17, 2014 decisions on December 15, 2014. Defendants filed Answers to the Amended Complaint and to Yonkers’ Intervenor Complaint on February 2, 2015. The appeals of both November 17, 2014 decisions, along with the appeal in Aristy-Farer, were heard by the First Department on February 24, 2016.

Plaintiffs moved for partial summary judgment, pre-discovery, on May 29, 2015. Defendants filed opposition papers and cross-moved for partial summary judgment on July 31, 2015. Defendants also moved for a stay of the litigation pending the outcomes of the pending appeals. Oral argument was held on the cross-motions for partial summary judgment and the motion for a stay on November 4, 2015. The court denied both parties’ motions for partial summary judgment on November 20, 2015. The court also denied defendants’ motion for a stay on November 20, 2015. The court held a preliminary conference on February 3, 2016. On April 5, 2016, following the submission of a stipulation by the parties, the court stayed the case pending the outcome of the appeal before the First Department.

On September 8, 2016, the First Department ruled largely in favor of plaintiffs and held that the bulk of their school-financing claims in Aristy-Farer and New Yorkers for Students’ Educational Rights (“NYSER”) could proceed. Defendants moved for leave to appeal to the Court of Appeals, and that motion was granted by the First Department on December 15, 2016. The matter was fully briefed in the Court of Appeals which heard argument on May 30, 2017.

On June 27, 2017, the Court of Appeals held that the Aristy-Farer complaint failed to state a claim and that the NYSER complaint failed to state a claim on its causes of action alleging that the State violated the Constitution by departing from funding levels endorsed in CFE and envisioned by the Legislature’s 2007 reforms to the State aid system. The Court held that plaintiffs could proceed on their claims that the State was failing in its constitutional obligation to ensure the provision of minimally adequate educational services in the New York City and Syracuse school districts and remanded for further proceedings as to those two districts only.

As of February 28, 2018, discovery was stayed, following the Plaintiffs’ request to amend their complaint. The amended complaint was filed on December 11, 2017, and the defendants’ response was due on April 9, 2018. Plaintiffs were expected to bring three causes of action against the State of New York, having dropped the other named defendants. The first cause of action was expected to allege that the State had failed to provide a sound basic education in five school districts: New York City, Syracuse, Schenectady, Central Islip and Gouverneur. The second cause of action was expected to allege that the State had failed to maintain a system of accountability to ensure that a sound basic education was being provided in those five districts. The third cause of action was expected to still assert a statewide cause of action, alleging that since 2009 the State had failed to “adopt appropriate policies, systems and mechanisms to properly implement the requirements of N.Y. Const. art. XI. § 1 and of the CFE decisions.” This cause of action was not limited to the five districts. As of February 28, 2018, the State was considering a partial motion to dismiss the third cause of action.

Medicaid Nursing Home Rate Methodology

In Kateri Residence v. Novello (Sup. Ct., New York Co.) and several other cases, the plaintiffs challenged several nursing home rate methodologies, including the “reserve bed patient day adjustment”, which regulates payments to nursing homes when long term care patients are receiving off-site care. The Supreme Court, New York County, granted partial summary judgment to plaintiffs in Kateri, holding that the reserve bed patient day adjustment rate methodology was improper. The Appellate Division, First Department affirmed Supreme Court’s partial summary judgment decision on interlocutory appeal and remanded the case to Supreme Court for further proceedings. The Court of Appeals denied leave to appeal on the grounds that the decision was not final. The Supreme Court directed the defendant to re-compute Medicaid rates for the plaintiff’s facilities, and that re-computation was completed in October 2013. Plaintiffs brought a motion, returnable March 5, 2014, to compel payment of the impacted Medicaid rates computed thus far by DOH staff, resulting from application of the reserve bed day methodology. On June 3, 2014, the court granted this motion to the extent of directing payment of $6.5 million out of the $49 million sought by plaintiff. The State filed both a notice of appeal and a motion to renew or reargue that motion. Plaintiffs also brought a motion to consolidate over two hundred additional Medicaid rate cases into the present case, which was returnable May 16, 2014. The motion was granted and the State filed a notice of appeal.

In April and May 2015, the Supreme Court, New York County, administratively consolidated many of the reserve bed patient day Kateri matters under the new caption of Bayberry, et al. With respect to a portion of the newly consolidated cases, at the end of April 2015, as ordered, the DOH performed additional rate calculations that incorporated Petitioners’ reserve bed patient day interpretation and similar calculations by the DOH for additionally consolidated cases, referred to under the heading of the Lead Petitioner (Cabrini), were also performed by the DOH.

In March 2016, over 600 nursing home facilities, including all of the Kateri plaintiffs, entered a “universal settlement” with the State, resolving all issues concerning nursing home rate reimbursement unless specifically excluded from the settlement by agreement of the parties. The Kateri plaintiffs and the State agreed to exclude one issue, called “facility specific rebasing claims,” and agreed to cap potential liability for that issue at no more than $15 million inclusive of all fees and costs. The parties filed a stipulation on June 22, 2016 setting forth a proposed briefing schedule for a motion to determine that issue with all papers due by August 12, 2016, and the next scheduled court conference was adjourned to September 21, 2016. Pending completion of settlement discussions of the remaining “facility specific rebasing claims” issue, the parties reached a revised briefing schedule at a court conference on December 21, 2016, pursuant to which plaintiffs’ motions associated with their remaining claim were due to be filed on February 3, 2017, with opposition to such motions due on or before March 3, 2017, reply if any due on or before March 24, 2017, and a court conference scheduled for April 26, 2017. By stipulation dated May 30, 2017, counsel for the parties agreed to extend the dates set forth in the December 21, 2016 conference order as follows: motion on facility specific rebasing issues due June 30, 2017; opposition July 31, 2017; reply September 15, 2017, motion on remaining “open issues” other than facility specific rebasing due September 29, 2017, opposition due October 31, 2017 and reply papers due November 29, 2017, and the next court conference was scheduled on June 28, 2017 while settlement discussions continued. Counsel for the parties agreed to appear in court on June 21, 2017 at 11:30 a.m. to further discuss settlement with the Court. At that conference, the parties agreed to settle the case by so ordered stipulation, pursuant to which the State would pay the plaintiff the sum of $9 million, in exchange for a discontinuance with prejudice. On August 24, 2017, plaintiff’s counsel received the agreed-upon payment of $9 million in full settlement of the remaining issues in this litigation.

Sales Tax

There are several cases challenging the State’s authority to collect taxes on cigarettes sold on Indian reservations.

In Oneida Indian Nation of New York v. Paterson, et al. (and four consolidated cases), the tribal plaintiffs seek judgments declaring that Chapters 134 and 136 of the Laws of 2010, which enacted amendments to the Tax Law regarding collection of excise taxes on reservation cigarette sales to non-tribal members, violate their rights under Federal law, and enjoining the State from enforcing those laws. In four of the five cases, the District Court for the Western District of New York denied plaintiffs’ motions for preliminary injunctions but granted a stay of enforcement pending plaintiffs’ appeal. In the fifth case, the District Court for the Northern District of New York granted the plaintiffs’ motion for a preliminary injunction. On May 9, 2011, the Second Circuit Court of Appeals affirmed the Western District’s orders denying the plaintiffs’ motions for preliminary injunctions, and vacated the Northern District’s order granting the motion for a preliminary injunction, vacated all stays pending appeal, and remanded the cases to the District Courts for further proceedings consistent with the Court’s opinion. The State moved for summary judgment in the Northern and Western District cases. The plaintiffs moved for voluntary dismissal without prejudice in these cases. The motions were taken on submission in the Northern District on November 25, 2011 and argued in the Western District on December 20, 2011. On January 9, 2012, the District Court for the Northern District of New York granted plaintiffs’ motion for voluntary dismissal without prejudice and denied the State defendants’ motion for summary judgment as moot. On January 23, 2017, the District Court for the Western District of New York granted the State’s motion for summary judgment and dismissed the complaints of two of the tribal plaintiffs with prejudice.

Insurance Department Assessments

In New York Insurance Association, Inc. v. State (Sup. Ct, Albany Co.), several insurance companies and an association of insurance companies seek a declaration that certain assessments issued against the plaintiff insurance companies by the Insurance Department pursuant to Insurance Law § 332 violate the Insurance Law and the State and Federal Constitutions. The plaintiff insurance companies argue, among other things, that these assessments constitute an unlawful tax because they include amounts for items that were not the legitimate direct and indirect costs of the Insurance Department. By decision and order dated March 25, 2015, plaintiffs’ motion for summary judgment was denied, defendant’s motion for summary judgment was granted, and plaintiffs’ third amended complaint was dismissed. On March 27, 2015, the State received plaintiffs’ notice of appeal. On

October 27, 2016, the Appellate Division, Third Department affirmed the Supreme Court’s judgment dismissing the third amended complaint. On November 22, 2016, plaintiffs moved for re-argument or leave to appeal to the Court of Appeals, which the State opposed. The motion was submitted to the Court on December 12, 2016. By order entered February 9, 2017, the Appellate Division, Third Department, denied plaintiffs’ motion for re-argument or leave to appeal. On March 16, 2017, plaintiffs filed a motion for leave to appeal with the Court of Appeals. The State filed their pleadings in opposition on March 27, 2017 and the motion was denied on June 6, 2017.

The State had entered into a settlement with the intervenor-plaintiffs pursuant to which it had agreed to reduce the amount of the challenged assessments by $120 million over the next ten years. On May 14, 2015, a stipulation of discontinuance of the action by the intervenor plaintiffs was filed.

Canal System Financing

American Trucking Association v. New York State Thruway Authority, 13-CV-8123 (SDNY), is a purported class action by a trucking industry trade association and three trucking companies against the Thruway Authority, the Canal Corporation and individual officers and board members of both entities, claiming violations of the Commerce Clause and the Privileges and Immunities Clauses of the United States Constitution because of the Thruway Authority’s use of revenues from Thruway Authority tolls to maintain and improve the State’s canal system. The District Court granted defendant’s motion to dismiss the complaint for failure to join the State as a necessary party. On August 4, 2015, the Second Circuit Court of Appeals reversed the judgment of the District Court dismissing the complaint and remanded the case to District Court for further proceedings.

Following the Second Circuit’s remand, plaintiffs filed a motion for partial summary judgment on December 9, 2015. Defendants filed an opposition and cross-motion for summary judgment on February 15, 2016. Briefing on the motion and cross-motion were fully submitted as of April 1, 2016. In an August 10, 2016 decision, the District Court concluded that the claims were not barred by limitations or laches and that, to the extent that the tolls collected from interstate truckers were used to maintain the canal system, the incorporation of those expenses into the Thruway’s toll rates, and their collection from the plaintiffs, violated the dormant commerce clause of the United States Constitution.

Plaintiffs’ motion for class action certification was filed with the District Court on September 6, 2016. Defendants’ response was filed on November 18, 2016 and plaintiffs’ reply was filed February 3, 2017. In addition, on January 26, 2017, the Thruway Authority moved to dismiss for lack of subject matter jurisdiction based on Federal legislation authorizing the Thruway to use highway tolls for canal purposes. Plaintiffs’ opposition to that motion was filed February 13, 2017 and defendants’ reply was filed on February 16, 2017. Thereafter, all matters on the case were stayed pending the determination of the motion to dismiss—with discovery ongoing, a trial on the issue of damages had previously been scheduled to begin in March 2017. In addition, on February 1, 2017, counsel for plaintiffs filed a similar, companion action on behalf of the motor bus industry as a related case, Am. Bus Ass’n v. N.Y. Thruway Auth., 17-CV-0782 (SDNY).

On March 1, 2017, the Court entered a decision dismissing the complaint in the original matter under Fed. R. Civ. P. 12(c) for failure to state a cause of action, consistent with the Thruway Authority’s motion to dismiss. The Court entered judgment in favor of defendants the same day. The Court also entered an order to show cause in the companion matter brought by the bus association, directing plaintiffs to indicate by March 20, 2017, why the similar matter should not be dismissed on the same grounds as the trucking lawsuit. The Court subsequently granted judgment in favor of defendants in the bus association case. Plaintiffs appealed in both the trucking association and bus association cases, and the two appeals were consolidated by the Second Circuit with the consent of both sides. Plaintiff’s opening brief on appeal was filed June 26, 2017. Defendants’ opposing brief was filed September 25, 2017. Plaintiffs’ reply brief was filed on November 7, 2017. Argument was heard on January 25, 2018.

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ADDITIONAL CONSIDERATIONS

New York municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from New York state personal income taxes. Accordingly, investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX D

ADDITIONAL INFORMATION CONCERNING

PENNSYLVANIA MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the Commonwealth of Pennsylvania (“Pennsylvania,” the “Commonwealth” or the “State”). The sources of payment for Pennsylvania municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last paragraph hereof, is derived solely from information provided by the Stated in an official statement relating to an offering of Pennsylvania bonds dated November 8, 2017 (the “Official Statement”). The funds have not independently verified the accuracy, completeness or timeliness of the information contained in the Official Statement. Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such Official Statement and are subject to risks and uncertainties that may cause actual results to differ materially.

ECONOMY GENERALLY

The Commonwealth of Pennsylvania is one of the most populous states, ranking sixth behind California, Texas, Florida, New York and Illinois. Pennsylvania is an established state with a diversified economy. Pennsylvania had been historically identified as a heavy industrial state. That reputation has changed over the last thirty years as the coal, steel and railroad industries declined. The Commonwealth’s business environment readjusted with a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment, and workers away from the northeast part of the nation. As of November 8, 2017, the major sources of growth in Pennsylvania are in the service sector, including trade, medical, health services, education and financial institutions.

Pennsylvania’s agricultural industries remain an important component of the Commonwealth’s economic structure, accounting for more than $7.5 billion in crop and livestock products annually. As of November 8, 2017, agribusiness and food related industries achieved export sales surpassing $1.3 billion in economic activity. Over 59,000 farms form the backbone of the Commonwealth’s agricultural economy. Farmland in Pennsylvania includes over four million acres of harvested cropland and three million acres of pasture and farm woodlands—nearly one-third of the Commonwealth’s total land area. Agricultural diversity in the Commonwealth is demonstrated by the fact that Pennsylvania ranks among the top ten states in the production of a variety of agricultural products.

Pennsylvania’s extensive public and private forests provide a vast source of material for the lumber, furniture, and paper products industries. The forestry and related industries accounts for 1.5% of employment with economic activity of nearly $5 billion in sales in domestic and international trade. Additionally, the Commonwealth derives a good water supply from underground sources, abundant rainfall, and a large number of rivers, streams, and lakes. Other natural resources include major deposits of coal, petroleum, and natural gas. Annually, about 66 million tons of anthracite and bituminous coal, about 4 trillion cubic feet of natural gas, and about 5.5 million barrels of oil are extracted from Pennsylvania. Pennsylvania is one of the top 10 producing states in the country for aggregate/crushed stone. The value of non-coal mineral production in Pennsylvania is approximately $1 billion annually.

Pennsylvania is a Mid-Atlantic state within easy reach of the populous eastern seaboard and, as such, is the keystone to the Midwest. A comprehensive transportation grid enhances the Commonwealth’s strategic geographic position. The Commonwealth’s water systems afford the unique feature of triple port coverage, a deep-water port at Philadelphia, a Great Lakes port at Erie and an inland water port at Pittsburgh. Between air, rail, water, and road, Pennsylvania is easily accessible for both inter and intra state trade and commerce.

Population. The Commonwealth is highly urbanized. The largest Metropolitan Statistical Areas (“MSAs”) in the Commonwealth are those that include the cities of Philadelphia and Pittsburgh, which together contain almost 44 percent of the State’s total population. The population of Pennsylvania, 12.8 million people in 2015, according to the U.S. Bureau of the Census, represents a population growing slower than the nation with a higher portion than the nation or the region comprised of persons 45 or over.

Employment. Non-agricultural employment in Pennsylvania over the five years ending in 2016 increased at an average annual rate of 0.69 percent compared with an increase of 1.27 percent rate for the Middle Atlantic region and 1.84 percent rate for the U.S.

Non-manufacturing employment in Pennsylvania has increased in recent years and reached 91 percent of total employment by 2016. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 9 percent of 2016 non-agricultural employment, has fallen behind the services sector, the trade sector and the government sector as the 4th largest single source of employment within the Commonwealth. In 2016, the services sector accounted for 50 percent of all nonagricultural employment while the trade sector accounted for 15 percent.

Within the manufacturing sector of Pennsylvania’s economy, which as of December 7, 2016 accounted for less than one-tenth of total non-agricultural employment in Pennsylvania, the fabricated metals industries employed the largest number of workers. Employment in fabricated metals industries was 14 percent of Pennsylvania manufacturing employment but only 1.3 percent of total Pennsylvania non-agricultural employment in 2016.

Unemployment. During 2016, Pennsylvania had an annual unemployment rate of 5.4 percent. This represents a significant drop since 2012 when the unemployment rate was 7.8 percent.

Personal Income. Personal income in the Commonwealth for 2016 was $656 billion, an increase of 3 percent over the previous year. Based on the 2016 personal income estimates, per capita income is at $51,275 in the Commonwealth compared to per capita income in the United States of $49,571.

Market and Assessed Valuations of Real Property. Annually, the State Tax Equalization Board (the “STEB”) determines an aggregate market value of all taxable real property in the Commonwealth. The STEB determines the market value by applying assessment to sales ratio studies to assessment valuations supplied by local assessing officials. The market values certified by the STEB do not include property that is tax exempt but do include an adjustment correcting the data for preferential assessments granted to certain farm and forestlands. In 2016, the assessed valuation, as determined and certified by the counties, was $599.8 billion and the market value was $839.5 billion.

SUMMARY OF COMMONWEALTH FINANCIAL PERFORMANCE

The Pennsylvania legislature approved the passage of a $32 billion budget on July 1, 2017. The budget was sent to the Governor who did not sign or veto the bill, allowing it to become law on July 11, 2017. The fiscal year 2018 enacted budget increases spending by 0.2% over the 2017 budget. As of November 8, 2017, the legislature and the administration had been working since July 11, 2017 on a revenue package to balance the fiscal year 2018 budget. On October 26, 2017, the legislature passed, and sent to the Governor, a revenue plan to balance the budget. The revenue plan incorporates borrowing $1.5 billion which is to be paid through tobacco settlement proceeds, major expansion of legalized gaming, taxing the sale of fireworks, and applying Pennsylvania’s 6% sales tax to goods sold on online market places. On October 30, 2017, the Governor signed the revenue bills. As of November 7, 2017, the administration had been taking steps to balance the fiscal year 2018 budget by borrowing against the Pennsylvania Liquor Control Board’s anticipated revenues, leasing out the Farm Show complex, not filling approximately 1,600 currently vacant state jobs, selling buildings, consolidating agencies, and potentially not allocating $600 million in funding for several state-related colleges and universities. No assurances can be made that any or all of these particular steps will be implemented or that any or all of these steps will have the desired impact on the fiscal year 2018 budget. The budget also authorizes the full funding of the actuarially determined state contributions for the state public pension plans in fiscal year 2018.

An overall surplus in net position was reported by the Commonwealth for both governmental activities and business-type activities; however, the majority of the surplus is related to net investment in capital assets and other restricted funds which are unavailable to utilize in satisfying the Commonwealth’s day-to-day expenses. The governmental activities increase of $1,347 million in net investment in capital assets reflects the Commonwealth’s investment in highway and bridge infrastructure, as well as investment in the land, building and right-of-way and waterway improvements.

The increase of primary government deferred outflows of $2,098 million was the result of increases in pension related resources. Deferred outflows of resources related to the Commonwealth’s employer share of the State Employee’s Retirement Systems (“SERS”) with net pension liability increasing primarily due to actual investment earnings that were lower than long-term expected return rates and changes in actuarial assumptions for the SERS. Governmental activities deferred outflows of resources increased $2,011 million due to the change in pension related items.

The deferred inflows of resources net increase of $113 million was due to the increase in pension related deferred inflows of resources. Deferred inflows of resources related to the Commonwealth’s employer share of SERS net pension liabilities increasing primarily due to changes in the proportionate share of the SERS’ collective net pension liability for various Commonwealth agencies.

Financial Data for Governmental Fund Types (GAAP Basis)

Governmental fund financial statements provide fund-specific information about the General Fund, the Motor License Fund, and for other Commonwealth funds categorized as Governmental funds and reported as such in the Basic Financial Statements of prior fiscal years. Where government-wide financial statements cover the entirety of the Commonwealth, fund financial statements provide a more detailed view of the major individual funds established by the Commonwealth. Fund financial statements further differ from government-wide statements in the use by the latter of the current financial resources measurement focus and the modified accrual basis of accounting.

The governmental funds balance sheet reports total fund balances for all governmental funds. Assets of the Commonwealth’s governmental funds (the General Fund, and the Motor License Fund are major governmental funds) as of June 30, 2016, were $19,353.1 million. Liabilities for the same date totaled $11,694.1 million and deferred inflows of resources totaled $3,110.8 million resulting in a fund balance of $4,548.3 million, a decrease of $630.5 million from the fund balance at June 30, 2015. On a fund specific basis, the fund balance for the General Fund decreased by $183.4 million, the fund balance for the Motor License Fund decreased by $103.8 million and the fund balance for aggregated non-major funds decreased by $343.3 million.

DEBT LIMITS

The Constitution (Article VIII, Section 7(a)) permits debt to be incurred (i) for purposes itemized in law and approved by voter referendum, (ii) without approval of the electorate for the rehabilitation of areas affected by man-made or natural disasters, and (iii) without approval of the electorate for capital facilities projects specifically itemized in a capital budget if such debt does not cause the amount of all net debt outstanding (as defined for purposes of that Section) to exceed one and three quarters times (1.75x) the average of the annual tax revenues of the Commonwealth deposited in all funds in the previous five fiscal years, as certified by the Auditor General (the “Constitutional Debt Limit”). As of August 31, 2017, the semi-annual computation of the Constitutional Debt Limit and the amount of net debt outstanding subject to such limit were $66,991.8 million and $10,590.3 million, respectively. The amount of debt that remains issuable within such limit is $56,401.5 million.

COMMONWEALTH GOVERNMENT

The Commonwealth is organized into three separate branches of government—executive, legislative and judicial—as defined in the Pennsylvania Constitution.

Commonwealth Employees

Employees are permitted to organize and bargain collectively. As of July 1, 2017, 81.5 percent of full-time salaried employees under the Governor’s jurisdiction were covered by collective bargaining agreements or memoranda of understanding, with approximately 41 percent of state employees represented by the American Federation of State, County and Municipal Employees (“AFSCME”). Approximately 60% of these represented employees are currently covered by three-year contracts which expire on June 30, 2019. Said pacts provide general pay increases totaling 7.25% over the term of the contracts while concurrently requiring employees to assume a greater contribution toward their health care.

Interest arbitration awards typically dictate the employee salary increases and employee & employer health care contributions to be provided to, or on behalf of, employees covered by five public safety unions who possess the statutory right under Act 111(1968) or Act 195 (1970) to have a neutral arbitrator decide the terms of a contract upon reaching negotiation impasse. Two such units (the PA State Rangers Association and the PA Capitol Police—FOP Lodge 85) are currently working under the terms of four-year contracts which commenced on July 1, 2015, awarded by an interest arbitration panel. Under the award issued for the Rangers unit, said employees are to receive general pay increases totaling 8.75%, while the award issued for the Capitol Police provides for general pay increases totaling 9.75%. Another such unit (PA State Corrections Officers Association) is currently working under the terms of a three-year contract which commenced on July 1, 2017, awarded by an interest arbitration panel. Under the award issued for the Corrections Officers unit, said employees are to receive general pay increases totaling 6.0%. Further, the Commonwealth and the PA State Troopers Association negotiated a three-year agreement which commenced on July 1, 2017 which provides for general pay increases totaling 4.75% over the term of the contract. In relation to the fifth public safety union (PA Wildlife Conservation Officers—FOP Lodge 114), the Commonwealth reached a tentative agreement with said unit on a three-year contract commencing on July 1, 2017 which provides for general pay increases totaling 7.25% over contract term.

FINANCIAL STRUCTURE AND PROCEDURES

The Pennsylvania Constitution and the laws of the Commonwealth require all payments from the State Treasury, with the exception of refunds of taxes, licenses, fees and other charges, to be made only by duly enacted appropriations. Amounts appropriated from a fund may not exceed its actual and estimated revenues for the fiscal year plus any unappropriated surplus available. Appropriations from the principal operating funds of the Commonwealth (the General Fund, the Motor License Fund and the State Lottery Fund, defined below) are generally made for one fiscal year and are returned to the unappropriated surplus of the fund (a lapse) if not spent or encumbered by the end of the fiscal year. The Commonwealth’s fiscal year begins July 1 and ends June 30. (Fiscal year 2017 refers to the fiscal year ended June 30, 2017.)

Description of Funds

The Commonwealth utilizes the fund method of accounting. For purposes of governmental accounting, a “fund” is defined as an independent fiscal and accounting entity with a self-balancing set of accounts. Each fund records the cash and/or other resources together with all related liabilities and equities that are segregated for the purpose of the fund. In the Commonwealth, funds are established by legislative enactment or in certain limited cases by administrative action. As of November 8, 2017, over 150 funds had been established and exist for the purpose of recording the receipt and disbursement of moneys received by the Commonwealth. Annual budgets are adopted each fiscal year for the principal operating funds of the Commonwealth and several other special revenue funds. Expenditures and encumbrances against these funds may be made only pursuant to appropriation measures enacted by the General Assembly and approved by the Governor.

The General Fund, the Commonwealth’s largest operating fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth’s operating and administrative expenses are payable from the General Fund. Debt service on all bond indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

The Motor License Fund receives all tax and fee revenues relating to motor fuels and vehicles. All revenues relating to motor fuels and vehicles are required by the Constitution to be used only for highway purposes. Most federal aid revenues designated for transportation programs and tax revenues relating to aviation fuels are also deposited in the Motor License Fund. Operating and administrative costs for the Department of Transportation and other Commonwealth departments conducting transportation related programs, including the highway patrol activities of the Pennsylvania State Police, are also paid from the Motor License Fund. Debt service on certain bonds issued by the Commonwealth for highway purposes is payable from the Motor License Fund.

Other special revenue funds have been established by law to receive specified revenues that are appropriated to departments, boards and/or commissions for payment of their operating and administrative costs. Such funds include the Game, Fish, Boat, Banking Department, Milk Marketing, State Farm Products Show, Environmental Stewardship, State Racing, and Tobacco Settlement Funds. Some of these special revenue funds are required to transfer excess revenues to the General Fund, and some receive funding, in addition to their specified revenues, through appropriations from the General Fund.

The Tobacco Settlement Fund is a special revenue fund established to receive tobacco litigation settlement payments paid to the Commonwealth. The Commonwealth is one of forty-six states that settled certain smoking-related litigation in a November 1998 master settlement agreement with participating tobacco product manufacturers (the “Tobacco MSA”). Under the Tobacco MSA, the Commonwealth is entitled to receive a portion of payments made pursuant to the Tobacco MSA by tobacco product manufacturers participating in the Tobacco MSA. Most revenues to the Tobacco Settlement Fund are subject to annual appropriation by the General Assembly and approval by the Governor.

The Budget Stabilization Reserve Fund is a special revenue fund designated to receive a statutorily determined portion of the budgetary basis fiscal year-end surplus of the General Fund, as was its predecessor fund, the Tax Stabilization Reserve Fund. The Budget Stabilization Reserve Fund was established in July 2002 after the Tax Stabilization Reserve Fund was abolished and its balance transferred to the General Fund for the 2002 fiscal year budget. The Budget Stabilization Reserve Fund is to be used for emergencies threatening the health, safety or welfare of citizens or during downturns in the economy that result in significant unanticipated revenue shortfalls not able to be addressed through the normal budget process. Assets of the Budget Stabilization Reserve Fund may be used upon recommendation by the Governor and an approving vote by two-thirds of the members of each house of the General Assembly. For generally accepted accounting principles (“GAAP”) reporting purposes, the Budget Stabilization Reserve Fund (previously designated the Tax Stabilization Reserve Fund) has been reported as a fund balance reservation in the General Fund (governmental fund category) since fiscal year 1999. Prior to that fiscal year, the Tax Stabilization Reserve Fund was reported, on a GAAP basis, as a designation of the General Fund unreserved fund balance.

The Commonwealth maintains trust and agency funds that are used to administer funds received pursuant to a specific bequest or as an agent for other governmental units or individuals.

Enterprise funds are maintained for departments or programs operated like private enterprises. Two of the largest of such funds are the State Stores Fund and the State Lottery Fund. The State Stores Fund is used for the receipts and disbursements of the Commonwealth’s liquor store system. Sale and distribution of all liquor within Pennsylvania is a government enterprise. The State Lottery Fund is also an enterprise fund for the receipt of all revenues from lottery ticket sales and lottery licenses and fees. Its revenues, after payment of prizes and all other costs, are dedicated to paying the costs of programs benefiting the elderly and handicapped in Pennsylvania.

In addition, the Commonwealth maintains funds classified as working capital, bond, and sinking funds for other specified purposes.

OUTSTANDING INDEBTEDNESS OF THE COMMONWEALTH

General Obligation Debt Outstanding

The Constitution permits the Commonwealth to incur the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate-approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years, and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt, except debt incurred through the issuance of tax anticipation notes, must be amortized in substantial and regular amounts.

Debt service on Commonwealth general obligation debt is paid from appropriations out of the General Fund except for debt issued for highway purposes, which is paid from Motor License Fund appropriations.

Net outstanding general obligation debt totaled $12,009 million at June 30, 2017, an increase of $430.5 million from June 30, 2016. Over the 10-year period ended June 30, 2017, total net outstanding general obligation debt increased at an annual rate of 4.4 percent. Over the 5-year period ended June 30, 2017, total net outstanding general obligation debt has increased at an annual rate of 2.3 percent.

General obligation debt for non-highway purposes of $10,885 million was outstanding on June 30, 2017. Outstanding debt for these purposes increased by a net $476.4 million since June 30, 2016. For the period ended June 30, 2017, the 10-year and 5-year average annual compound growth rate for total outstanding debt for non-highway purposes has been 3.5 percent and 1.5 percent respectively. In its current debt financing plan, Commonwealth infrastructure investment projects include improvement and rehabilitation of existing capital facilities and construction of new facilities, such as public buildings, prisons and parks, transit facilities, economic development and community facilities, and environmental remediation projects.

Outstanding general obligation debt for highway purposes was $1,154.0 million on June 30, 2017, a decrease of $45.9 million from June 30, 2016. Highway outstanding general obligation debt grew over the 10-year and 5-year periods ended June 30, 2017, at the annual average rates of 26.2 percent and 12.3 percent respectively. A previous decline in outstanding highway debt was due to the policy begun in 1980 of funding highway capital projects with current revenues except for very limited exceptions. However, beginning with fiscal year 2009, the Commonwealth initiated a multi-year plan to issue an average of $200 million in general obligation bonds annually to accelerate the rehabilitation of a portion of the Commonwealth’s 6,000 structurally deficient bridges. Funding to support such debt issuance was initially provided from an existing restricted account rather than from general revenues of the Motor License Fund or the General Fund. During the 2010 fiscal year, the Commonwealth issued $200 million in general obligation bonds to jumpstart its bridge rehabilitation program. During fiscal years 2011, 2012, 2013 and 2014 the Commonwealth issued $130 million, $120 million, $85 million and $40 million respectively in general obligation debt for the bridge rehabilitation program.

Nature of Commonwealth Debt

Capital Projects Debt. The Commonwealth may incur debt to fund capital projects for community colleges, highways, bridge projects, public improvements, transportation assistance, flood control, and redevelopment assistance. Before a project may be funded, it must be itemized in a capital budget bill adopted by the General Assembly. An annual capital budget bill states the maximum amount of debt for capital projects that may be incurred during the current fiscal year for projects authorized in the current or previous years’ capital budget bills. Capital projects debt is subject to a constitutional limit on debt.

Once capital projects debt has been authorized by the necessary legislation, issuance authority rests with at least two of the three Issuing Officials (the Governor, the State Treasurer and the Auditor General), one of whom must be the Governor.

Electorate-Approved Debt. The issuance of electorate approved debt is subject to the enactment of legislation that places on the ballot the question of whether debt shall be incurred. The legislation authorizing the referendum must state the purposes for which the debt is to be authorized and, as a matter of practice, includes a maximum amount of funds to be borrowed. Upon electorate approval and enactment of legislation implementing the proposed debt-funded program, bonds may be issued. As of November 8, 2017, all such authorizing legislation had given issuance authority to at least two of the Issuing Officials, one of whom must be the Governor.

Other Bonded Debt. Debt issued to rehabilitate areas affected by disasters is authorized by specific legislation. Authorizing legislation has given issuance authority to at least two of the three Issuing Officials, one of whom must be the Governor.

Tax Anticipation Notes. Due to the timing of major tax payment dates, the Commonwealth’s General Fund cash receipts are generally concentrated in the last four months of the fiscal year, from March through June. Disbursements are distributed more evenly throughout the fiscal year. As a result, operating cash shortages can occur during certain months of the fiscal year. When necessary, the Commonwealth engages in short-term borrowing to fund expenses within the fiscal year through the sale of tax anticipation notes. The authority to issue such notes rests with the Issuing Officials.

The Commonwealth may issue tax anticipation notes only for the account of the General Fund or the Motor License Fund or both such funds. The principal amount issued, when added to already outstanding amounts, may not exceed in the aggregate 20 percent of the revenues estimated to accrue to the appropriate fund or funds in the fiscal year.

Tax anticipation notes must mature within the fiscal year in which they are issued. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt. Any year-end deficit balances must be funded in the succeeding fiscal year budget.

As of November 8, 2017, the Commonwealth had no tax anticipation notes outstanding.

Line of Credit (General Fund). The Commonwealth has entered into an agreement with the Pennsylvania Treasury Department which allows the Commonwealth to engage in short-term borrowing of governmental monies on deposit with the Treasury to fund General Fund expenses within the fiscal year (the “STIP Facility”). The Commonwealth borrowed and repaid $1.5 billion in cash in fiscal year 2015, $1.0 billion in fiscal year 2016, $2.2 billion in fiscal year 2017 and $1.75 billion in fiscal year 2018. As of November 8, 2017, it was anticipated that the Commonwealth will borrow additional funds for the remainder of fiscal year 2018. All STIP Facility borrowings are repaid with interest within the fiscal year.

Line of Credit (Capital Facilities Fund). The Commonwealth has entered into an agreement with the Pennsylvania Treasury Department which allows the Commonwealth to engage in short-term borrowing of governmental monies on deposit with the Treasury to fund capital expenses within the fiscal year. As of September 30, 2017, the Commonwealth had a zero borrowing balance. If funds are borrowed, they are slated to be repaid with interest at settlement of the next general obligation bond issue.

Bond Anticipation Notes. Pending the issuance of general obligation bonds, the Commonwealth may issue bond anticipation notes subject to the same statutory and constitutional limitations generally imposed on general obligation bonds. The term of such borrowings may not exceed three years. Issuing authority rests with the Issuing Officials. As of November 8, 2017, no bond anticipation notes were outstanding.

OTHER STATE-RELATED OBLIGATIONS

Pennsylvania Housing Finance Agency (“PHFA”)

The PHFA is a state-created agency that provides financing for housing for low and moderate-income families, and people with special housing needs in the Commonwealth. The bonds, but not the notes, of the PHFA are partially secured by a capital reserve fund required to be maintained by the PHFA in an amount equal to the maximum annual debt service on its outstanding bonds in any succeeding calendar year. If there is a potential deficiency in the capital reserve fund or if funds are necessary to avoid default on interest, principal or sinking fund payments on bonds or notes of PHFA, the statute creating PHFA directs the Governor, upon notification from PHFA, to include in the proposed executive budget of the Commonwealth for the next succeeding year an amount sufficient to fund such deficiency to avoid such default. The budget as finally adopted by the General Assembly may or may not include the amount so requested by the Governor. PHFA is not permitted to borrow additional funds so long as any deficiency exists in the capital reserve fund. As of December 7, 2016, no deficiency existed.

According to PHFA, as of June 30, 2017, PHFA had $2,813.6 million of revenue bonds outstanding.

Lease Financing

The Commonwealth, through several of its departments and agencies, leases various real property and equipment. Some leases and the lease payments thereunder are, with the Commonwealth’s approval, pledged as security for debt obligations issued by certain public authorities or other entities within the state. All lease payments payable by Commonwealth departments and agencies are subject to and dependent upon an annual spending authorization being approved by the legislature through the Commonwealth’s annual budget process. The Commonwealth is not required by law to appropriate or otherwise provide moneys to pay lease payments. The obligations to be paid from such lease payments do not constitute bonded debt of the Commonwealth.

The Commonwealth has also leased port facilities of the Philadelphia Regional Port Authority (“PRPA”) to encourage trade through the Port of Philadelphia. Lease revenue bonds of PRPA in the amount of $53.9 million were issued by PRPA in August 2003 to refund all outstanding PRPA Series 1993 Bonds. Lease revenue bonds of PRPA in the amount of $41.9 million were issued by PRPA in September 2008 to refund the outstanding PRPA Series 2003 Bonds. These bonds are payable from lease payments made by the Commonwealth, subject to annual appropriation authorizing such payments to PRPA.

In 2009, the Commonwealth executed an annually renewable lease purchase agreement with CAFCO-PA Leasing I, LLC, a Colorado limited liability company to assist the Commonwealth, acting through its Department of Correction, to acquire certain modular prison dormitory facilities. Certificates of participation in the amount of $19,300,000 were issued in December 2009. The certificates of participation are payable from lease payments made by the Commonwealth from and subject to annual appropriation to its Department of Corrections.

In 2010, the Commonwealth executed an installment purchase agreement with Noresco, LLC, a Massachusetts limited liability company. The purpose of the installment purchase agreement is to assist the Commonwealth, acting through its Department of Human Services, to acquire certain energy-savings improvements at its Ebensburg facility. Certificates of participation in the amount of $15,580,000 were issued in March 2010 and are payable from lease payments made by the Commonwealth from and subject to annual appropriation to its Department of Human Services. The Commonwealth has also entered into additional installment purchase agreements with Noresco and Johnson Controls. Certificates of participation in the amount of $86,850,000 were issued in October 2010 and are payable by the Commonwealth from and subject to annual appropriations to its Departments of General Services, Corrections and Human Services. Certificates of participation in the amount of $12,385,000 were issued in December 2010 and are payable by the Commonwealth from and subject to annual appropriations to its Departments of General Services and Human Services. The purpose of the additional installment purchase agreements was to assist the Commonwealth, acting through various departments, to acquire certain energy-savings improvements.

On March 1, 2009, the Commonwealth entered into a 25-year master lease agreement for certain office space within the Forum Place complex in the city of Harrisburg. The master lease covered 375,000 square feet of office space and had a term through February 28, 2034. In January 2012, the Pennsylvania Economic Development Financing Authority (“PEDFA”) issued lease revenue bonds in the principal amount of $107,360,000 to acquire the Forum Place complex from the then-controlling majority holder of the defaulted 1998 Dauphin County General Authority bonds. Contemporaneous with the issuance of the PEDFA bonds to acquire the Forum Place, the Capital Region Economic Development Corporation (“CREDC”) entered into an agreement with both the Commonwealth and PEDFA pursuant to which the Commonwealth leases approximately 375,000 square feet of office space and 500,000 square feet of parking space in the Forum Place complex from CREDC. The PEDFA Bonds are payable from lease payments made by the Commonwealth to CREDC from and subject to annual appropriations authorizing payments to various Commonwealth agencies occupying the leased space.

Lease for Pittsburgh Penguins Arena

In October 2007, the Commonwealth and the Sports and Exhibition Authority of Pittsburgh and Allegheny County (the “SEA”) entered into a lease agreement (the “Arena Lease”) that, while not creating indebtedness of the Commonwealth, creates a “subject to appropriation” obligation of the Commonwealth. The SEA, a joint public benefit authority, issued in October 2007 its $313.3 million Commonwealth Lease Revenue Bonds (the “Arena Bonds”) to finance a multi-purpose arena (the “Arena”), to serve as the home of the Pittsburgh Penguins (the “Penguins”), a hockey team in the National Hockey League. The Arena Bonds are not debt of the Commonwealth but are limited obligations of the SEA payable solely from the special revenues pledged therefor. These special revenues include annually (1) $4.1 million from a lease with the Penguins, (2) not less than $7.5 million from the operator of a casino located in the City of Pittsburgh, and (3) $7.5 million from the Commonwealth’s Economic Development and Tourism Fund (the “Development and Tourism Fund”). The Development and Tourism Fund is funded with an assessment of five percent of the gross terminal revenue of all total wagers received by all slot machines in the Commonwealth less cash payments.

While the special revenues were projected to be adequate to pay all debt service on the Arena Bonds, as of December 7, 2016, the revenues have not been able to fully cover the debt service. To the extent such revenues are in any year inadequate to cover debt service, the Commonwealth is obligated under the Arena Lease to fund such deficiency, subject in all cases to appropriation by the General Assembly. The maximum annual amount payable by the Commonwealth under the Arena Lease is $18.6 million. In December 2009, the Commonwealth was notified by the SEA that an additional $2.8 million would be required in fiscal year 2010 to support debt service. In compliance with its obligations under the Arena Lease, the Commonwealth included an appropriation request for $2.8 million from the Pennsylvania Gaming and Economic Development Tourism Fund in its fiscal year 2010 budget. Subsequent to the fiscal year 2010 budget, the Commonwealth has been annually notified by the SEA that additional funds are required to support debt service. In each subsequent year, the Commonwealth included the appropriation request in the appropriate fiscal year budget. In fiscal year 2013, the actual amount appropriated to support the SEA debt service was $736,852.71; in fiscal year 2014, it was $625,131.51; in fiscal year 2015 it was $357,712.30; in fiscal year 2016 it was $640,624.36; and in fiscal year 2017 it was $222,129.79. For fiscal year 2018 the debt service is estimated to be $897,237.49.

During April 2010, the SEA issued $17.36 million in additional Commonwealth Lease Revenue Bonds (the “Supplemental Arena Bonds”) to complete the Arena. The Supplemental Arena Bonds do not constitute debt of the Commonwealth but are limited obligations of the SEA payable solely from the special revenues pledged therefor. As with the Arena Bonds, the Commonwealth is obligated under the Arena Lease, as amended, to fund any deficiency in special revenues necessary to pay debt service on the Supplemental Arena Bonds, subject in all cases to appropriation by the General Assembly.

Pennsylvania Convention Center

In April 2010, the Commonwealth acquired (through ownership and a long-term leasehold interest) the Pennsylvania Convention Center located in Philadelphia, Pennsylvania and the expansion thereto that was constructed. Such acquisition was financed through the issuance by PEDFA of $281.075 million of revenue bonds (the “Convention Center Bonds”). The Commonwealth, the City of Philadelphia (the “City”) and the Pennsylvania Convention Center Authority (the “Convention Center Authority”) entered into an Operating Agreement (the “Operating Agreement”) in connection with the issuance of the Convention Center Bonds and the acquisition of the Pennsylvania Convention Center which provides for the operation of the Pennsylvania Convention Center by the Convention Center Authority (which also leases the facility), for the City to make an annual payment of $15 million plus a percentage of its Hotel Room Rental Tax and Hospitality Promotion Tax revenues to support operations of the Pennsylvania Convention Center and for the Commonwealth to make payments to finance operating deficits and operating and capital reserve deposits of the Pennsylvania Convention Center and to pay debt service on the Convention Center Bonds. The Commonwealth also entered into a Grant Agreement (the “Grant Agreement”) with PEDFA and U.S. Bank National Association, as trustee for the Convention Center Bonds, with respect to the obligations of the Commonwealth to make the payments required under the Operating Agreement and related amounts due with respect to the Pennsylvania Convention Center and the Convention Center Bonds.

The obligations of the Commonwealth under the Operating Agreement and the Grant Agreement do not create indebtedness of the Commonwealth but are payable from (1) funds available in the Gaming Economic Development and Tourism Fund and (2) other funds of the Commonwealth, subject to annual appropriation by the state legislature. Payments from the Gaming Economic Development and Tourism Fund of up to $64,000,000 per year for up to 30 years (but not exceeding $880 million in the aggregate) have been appropriated by the General Assembly (by Act 53 of 2007, (“Act 53”)) for the payment of debt issued with regard to the Pennsylvania Convention Center and for operating expenses of the Pennsylvania Convention Center; however, there is no requirement in Act 53 or otherwise that funds in the Gaming Economic Development and Tourism Fund be so applied. Moneys in the Gaming Economic Development and Tourism Fund have also been appropriated by the General Assembly to a number of other projects and could be appropriated to additional projects in the future. The Gaming Economic Development and Tourism Fund is funded with an assessment of five percent of the gross terminal revenue of all total wagers received by all slot machines in the Commonwealth less cash payments. While, as of December 7, 2016, the Gaming Economic Development and Tourism Fund was projected to continue to have sufficient revenues to pay its appropriated obligations, there can be no absolute assurance that the Gaming Economic Development and Tourism Fund in any future fiscal year will receive sufficient receipts to pay its appropriated obligations.

Any payments due from the Commonwealth under the Operating Agreement and the Grant Agreement and which are not paid from the Gaming Economic Development and Tourism Fund are subject to annual appropriation by the General Assembly. As of December 7, 2016, the Commonwealth projected that payments materially in excess of the aggregate $880 million appropriated from the Gaming Economic Development and Tourism Fund would be required to be paid by it to satisfy the Commonwealth’s obligations under the Operating Agreement and the Grant Agreement over the terms of such agreements.

Commonwealth Financing Authority

The Commonwealth Financing Authority (the “CFA”), was established in April 2004 with the enactment of legislation establishing the CFA as an independent authority and an instrumentality of the Commonwealth. The

CFA is authorized to issue limited obligation revenue bonds and other types of limited obligation revenue financing for the purposes of promoting the health, safety, employment, business opportunities, economic activity and general welfare of the Commonwealth and its citizens through loans, grants, guarantees, leases, lines and letters of credit and other financing arrangements to benefit both for-profit and non-profit entities. The CFA’s bonds and financings are to be secured by revenues and accounts of the CFA, including funds appropriated to CFA from general and other revenues of the Commonwealth for repayment of CFA obligations. The obligations of the CFA do not constitute a debt or liability of the Commonwealth.

In Act 85 of 2016, the General Assembly enacted a new Section 1753.1-E of the Fiscal Code that obligates the State Treasurer, in consultation with the Commonwealth’s Secretary of the Budget, to transfer the monies necessary for payment of CFA’s debt service each fiscal year, beginning July 1, 2016 from sales tax receipts deposited in the General Fund to a restricted revenue account within the General Fund which may only be used to pay that debt service. Section 1753.1-E is a continuing appropriation of those monies from the State Treasury for payment of the CFA’s debt service each fiscal year. The obligations of the CFA do not constitute a debt or liability of the Commonwealth.

Since November 2005, the CFA has completed multiple bond issues to fund programs established by its original economic stimulus mission of April 2004.

As part of the enactment process for the fiscal year 2009 budget, the General Assembly enacted and on July 9, 2008, the Governor signed into law Act 63 of 2008 (“Act 63”) and Act 1 of Special Session 1 of 2008 (“Act 1”). Combined, these two acts provided the CFA with additional bond issuance authority of up to an additional $1,300 million. Act 63 provides the CFA with authority to issue up to $800 million in limited obligation revenue bonds in order to fund water or sewer projects, storm water projects, flood control projects and high hazard unsafe dam projects. Act 63 also provides for the use of Pennsylvania Gaming and Economic Development and Tourism Fund revenues to support debt service costs associated with the $800 million in additional CFA debt authority. Act 1 provides the CFA with authority to issue up to $500 million in limited obligation revenue bonds to fund the development of alternative sources of energy. As of February 29, 2016, the CFA had issued $461.0 million in limited obligation revenue bonds authorized by Act 1. Further, the CFA had issued $757.0 million in limited obligation revenue bonds authorized by Act 63.

As of August 31, 2017, the CFA had $2,260.0 million in outstanding bond debt. With respect thereto, the Commonwealth’s General Fund has been the appropriation source used to service approximately $1,538.5 million of such outstanding debt and the Pennsylvania Gaming and Economic Development and Tourism Fund has been the appropriation source used to service approximately $676.5 million of such outstanding debt. Including the effect of a recent refunding, as of November 8, 2017, CFA debt service for fiscal year 2017 is estimated to be $95.621 million (net of debt service in the estimated amount of $56.1 million supported by transfers from the Pennsylvania Gaming and Economic Development Tourism Fund (the “PA GEDTF Funds”)). The Commonwealth’s fiscal year 2016-17 budget appropriated $95.614 million in funds from the Commonwealth’s General Fund to the CFA and $56.279 million of PA GEDTF Funds.

Pursuant to Act 25 of 2016 (“Act 25”), the CFA is authorized to issue debt related to the Commonwealth’s share of school district construction costs referred to as the PlanCon process. Act 25 established a new funding mechanism to pay school districts for construction reimbursements due to them and to fund capital grants to school districts as part of the PlanCon process. The CFA is authorized to issue up to $2.5 billion in appropriation backed debt in connection with the Commonwealth’s share of school construction costs; debt in excess of $2.5 billion may be incurred by CFA for this purpose if CFA and the Department of Education determine that $2.5 billion is insufficient to carry out the purposes of Act 25 and if the Secretary of the Budget approves such determination. The expectation is that the borrowings will occur from time to time over the next five to ten years. As of November 8, 2017, the CFA had issued $758.185 million for construction reimbursement purposes under Act 25.

Pensions and Retirement Systems

General Information

The Commonwealth maintains contributory benefit pension plans covering all state employees, public school employees and employees of certain state-related organizations. State employees and employees of certain state-related organizations are members of the State Employees’ Retirement System (“SERS”). Public school employees are members of the Public School Employees’ Retirement System (“PSERS”). With certain exceptions, membership in the applicable retirement system is mandatory for covered employees.

SERS and PSERS are established by state law as independent administrative boards of the Commonwealth, each directed by a governing board that exercises control and management of its system, including the investment of its assets. The board of the SERS consists of eleven members, six appointed by the Governor, two members each from the Senate and House of Representatives and the State Treasurer. The PSERS board has fifteen members, including the Commonwealth’s Secretary of Education, the State Treasurer, the executive secretary of the Pennsylvania School Boards Association, two members appointed by the Governor, six elected members (five from among PSERS members and one from among school board members in Pennsylvania) and two members each from the Senate and the House of Representatives. The PSERS and SERS audited financial statements, investment policies and other data regarding the respective pension plans are available electronically at the following respective websites: www.psers.state.pa.us and www.sers.pa.gov.

The retirement plans of SERS and PSERS are contributory defined benefit plans for which the benefit payments to members and contribution rates by employees are specified in state law. Changes in benefit and contribution provisions for each retirement plan must be made by legislation enacted by the General Assembly. Under statutory provisions established in 1981, all legislative bills and amendments proposing to change a public employee pension or retirement plan are to be accompanied with an actuarial note prepared by an enrolled pension actuary providing an estimate of the cost and actuarial effect of the proposed change.

The Commonwealth’s retirement programs are funded by contributions from both the employer and employee. The contribution rate for new PSERS members who enrolled in the pension plan on or after January 1, 2002 and before July 1, 2011 is 7.5 percent of compensation. The contribution rate for new PSERS members who enroll on or after July 1, 2011 is 7.5% or 10.3% depending upon elections made by each employee member. The contribution rates for PSERS members who enrolled prior to January 1, 2002 range from 5 percent to 7.5 percent of compensation, depending upon the date of commencement of employment and elections made by each employee member. The SERS’ employee contribution rate is 6.25 percent for a majority of member employees. Accumulated contributions plus interest credited are refundable to covered employees upon termination of their employment for most members.

Act 5 of 2017

On June 12, 2017, the Governor signed Act 5 of 2017 into law (“Act 5”) which established three new pension plan design options for most state employees hired on or after January 1, 2019 and for most school employees hired on or after July 1, 2019.

The new plan design options include two hybrid options, which have both a defined benefit (DB) component and a defined contribution (DC) component, as well as a stand-alone DC plan option. New Pennsylvania State Police officers, corrections officers and other hazardous duty personnel hired on or after January 1, 2019, are exempt from participation in the new plan options. New judges and legislators beginning State service after January 1, 2019, are to be included under the new plan designs.

Investment Performance

SERS returns for the calendar years 2012, 2013, 2014, 2015, and 2016 were, 12.0 percent, 13.6 percent, 6.4 percent, 0.4, and 6.5 percent respectively. PSERS’ fiscal years 2012, 2013, 2014 and 2015 and 2016 investment performance was 3.43 percent, 7.96 percent, 14.91 percent, 3.04 percent and 1.29 percent respectively.

Actuarial Calculations and Unfunded Actuarial Accrued Liability

Annual actuarial valuations are required by state law to determine the employer contribution rates necessary to accumulate sufficient assets and provide for payment of future benefits. Actuarial assessments are “forward-looking” information that reflect the judgment of the fiduciaries of the pension plans, and are based upon a variety of assumptions, one or more of which may prove to be inaccurate or be changed in the future. Actuarial assessments will change with the future experience of the pension plans. The actuary’s recommendations for employer contribution rates represent a funding plan for meeting current and future retirement obligations. The employer’s contribution rate is computed to fully amortize the unfunded actuarial accrued liability of a plan as determined by the actuary. The unfunded accrued liability is a measure of the present value of benefits estimated to be due in the future for current employees under specified assumptions as to mortality, pay levels, retirement experience and employee turnover, less the present value of assets available to pay those benefits, under specified assumptions of normal cost, supplemental annuity amortization, employer contribution levels and employee contributions.

The Boards of PSERS and SERS hire their actuarial firms through a competitive process generally for a five-year term. PSERS current actuary is Conduent Business Services, LLC, and SERS actuary is Korn Ferry Hay Group. The Boards of PSERS and SERS periodically review their respective system actuarial assumptions with actuaries, investment consultants and staff and determine whether to make any prospective changes to these assumptions. Both Boards have adopted changes to their respective system actuarial assumptions. In January 2009, the PSERS Board of Trustees decreased PSERS’ actuarial investment rate of return assumption from 8.5 percent to 8.25 percent, effective for the June 30, 2008 actuarial valuation, and further decreased the rate of return assumption from 8.25 percent to 8.0 percent for the June 30, 2009 valuation. In March 2011, the PSERS Board decreased the actuarial investment rate of return for a third time from 8.0 percent to 7.5 percent for the June 30, 2011 actuarial valuation based on a further reduction in the long-term capital market rate of return assumptions of its investment consultant. In June 2016, the PSERS Board decreased the actuarial rate of return for a fourth time in eight years from 7.5 percent to 7.25 percent for the June 30, 2016 actuarial valuation based on a further reduction in expected long term capital market return assumptions. In April 2009, the State Employees’ Retirement Board decreased SERS’ assumed rate of return on investments from 8.5 percent to 8.0 percent effective for the December 31, 2008 valuation. In May 2012, SERS’ Board decreased the actuarial rate of return from 8.0 percent to 7.5 percent for the December 31, 2011 valuation. The SERS Board decreased the actuarial rate of return from 7.5 percent to 7.25% for the December 31, 2016 valuation. These changes to SERS’ and PSERS’ investment return assumptions bring both Fund’s return assumptions below the median assumption used by public pension funds nationally.

The funded ratios, on an actuarial value of assets basis, for PSERS and SERS were 63.8% and 59.2%, respectively as of their 2013 actuarial valuations. For PSERS, its funded ratios as of June 30, 2014 were 62.0% and approximately 57.4% on an actuarial and market value basis, respectively. For PSERS, its funded ratios as of June 30, 2015 were 60.6% and 54.6% on an actuarial and market value basis, respectively. For PSERS, its funded ratios as of June 30, 2016 were 57.3% and 49.9% on an actuarial and market value basis, respectively. As of June 30, 2017, PSERS funded ratio on a market value basis under Government Accounting Standards Board (“GASB”) 67 was 51.84%.

For SERS, its funded ratios as of December 31, 2014 were 59.4% and 61.1% on an actuarial and market value basis, respectively. For SERS, its funded ratios as of December 31, 2015 were 58.0% and 56.2% on an actuarial and market value basis, respectively. For SERS, its funded ratios as of December 31, 2016 were 58.1% and 55.5% on an actuarial and market value basis, respectively

The net increase in the unfunded actuarial accrued liability is attributable to legislative pension plan modifications to limit funding increases, to changes to the actuarial assumptions and to recent actual rates of return on pension fund investments being materially below the actuarially assumed rates.

Previously for financial reporting purposes, both PSERS and SERS adopted the GASB’s Statement No. 25. Statement No. 25 required a specific method of accounting and financial reporting for defined benefit pension plans. Among other things, Statement No. 25 required a comparison of employer contributions to “annual required contributions.”

New Accounting Standards

In June 2012, GASB issued Statement No. 67 (“GASB 67”) (Financial Reporting for Pension Plans), which replaces requirements of GASB Statement No. 25 (effective for fiscal years beginning after June 15, 2013) and Statement No. 68 (Accounting and Financial Reporting for Pension Plans by Employers), which replaces the requirements of Statements No. 27 and No. 50 (effective for fiscal years beginning after June 15, 2014). These new standards impact the accounting treatment of pension plans in which state and local governments participate. Major changes are: 1) the inclusion of unfunded pension liabilities on the government’s balance sheet (such unfunded liabilities were typically included as notes to the government’s financial statements); 2) full pension costs are to be shown as expenses regardless of actual contribution levels; 3) lower actuarial discount rates may be required to be used for most plans for certain purposes of the financial statements, resulting in increased liabilities and pension expenses; and 4) shorter amortization periods for unfunded liabilities will be required to be used for certain purposes of the financial statements, which generally would increase pension expenses.

PSERS implemented GASB 67 in fiscal year 2013-2014. SERS implemented GASB 67 as of December 31, 2014 but also retroactively reported as of December 31, 2013. For SERS as of December 31, 2016 and 2015, net pension liability was $19.26 billion and $18.18 billion, respectively, while plan fiduciary net position as a percentage of the total pension liability was 57.8 percent and 58.9 percent, respectively. For SERS as of December 31, 2016, actuarially determined contribution (“ADC”) and contributions in relation to the ADC were both $1,614 million. For SERS as of December 31, 2015, ADC and contributions in relation to the ADC were both $1,360 million.

Other Post-Employment Benefits

In addition to a defined benefit pension plan for state employees and employees of certain state-related organizations, the Commonwealth also provides health care plans for its eligible retirees and their qualifying dependents. These and similar plans are commonly referred to as “other post-employment benefits” or “OPEBs.” The Commonwealth provides OPEBs under two plans. The Retired Pennsylvania State Police Program (“RPSPP”) provides collectively bargained benefits to retired state enlisted members and their dependents. The Retired Employee Health Program (“REHP”) provides Commonwealth-determined benefits to other retired state employees and their dependents.

The General Assembly, based upon the Governor’s request, annually appropriates funds to meet the obligation to pay current retiree health care benefits on a “pay-as-you-go” basis. As of December 7, 2016, retiree health care expenditures were funded by the Commonwealth’s General Fund (approximately 41 percent), and by Federal, Other and Special Funds. Commonwealth costs for such benefits totaled $662 million in fiscal year 2013, $664 million in fiscal year 2014 and $725 in 2015. Fiscal year 2016 employer contributions were approximately $895 million.

Governmental Accounting Standards Board Statement #45

On June 21, 2004, the GASB released its Statement No. 45, Accounting and Financial Reporting by Employers for Postemployment Benefits Other Than Pensions (“Statement No. 45”). Statement No. 45 establishes standards for the measurement, recognition and display in the financial reports of state and local governments of obligations to pay OPEBs, when provided separately from a pension plan, expense or expenditures and related liabilities. Under Statement No. 45, governments are required to: (i) measure the costs of benefits, and recognize other post-employment benefits expenses, on the accrual basis of accounting during periods that employees are providing service; (ii) provide information about the actuarial liabilities of promised benefits associated with past service and whether, or to what extent, those benefits have been funded; and (iii) provide information useful in assessing potential demands on the employer’s future cash flows.

In fiscal year 2008, the Commonwealth’s Office of Budget entered into an Interagency Agreement with the independent Pennsylvania Department of Treasury to establish irrevocable trust equivalent arrangements trust accounts for the purpose of providing advance funding to both the REHP and RPSPP programs. The Commonwealth had previously established restricted receipt accounts for the REHP and RPSPP programs in order to accumulate funds to pay retiree health care costs on a “pay-as-you-go” basis while maintaining an adequate reserve balance.

In fiscal year 2016, $50 million was transferred to the REHP Trust Account from the pre-existing restricted receipt account. No additional transfers have been made to the trust accounts. At the end of fiscal year 2016, the combined balance in the trust accounts and restricted receipt accounts was $813 million.

The Commonwealth has retained Deloitte Consulting, LLP, a multi-national professional services firm, to provide actuarial services for GASB 45 implementation and reporting. The Deloitte Consulting’s 2015 OPEB valuation for the REHP and RPSPP programs is updated to reflect the following:

1.	The combined unfunded actuarial accrued liability (“UAAL”) as of June 30, 2015 was $19,440 million. The UAAL for the REHP was $15,989 million comprised of an actuarial accrued liability of $16,134 million less $145 million of plan assets. The UAAL for the RPSPP was $3,450 million comprised of an actuarial accrued liability of $3,530 million less $80 million of plan assets.

2.	The OPEB liability as of June 30, 2015 was $2,808 million consisting of $1,979 million for the REHP and $829 million for the RPSPP.

Unemployment Compensation

The Commonwealth, as of June 30, 2012, had $2,592.7 million in outstanding loans from the Federal Unemployment Account to the Pennsylvania Unemployment Compensation Fund (the “UC Fund”).

As of November 8, 2017, the Commonwealth was one of 35 states that had exhausted its UC Fund balances during the 2009 economic downturn. The federal loans, which began in March 2009, were needed to fund unemployment compensation benefits in excess of UC Fund receipts.

Under federal law as of November 8, 2017, such loans must be repaid by the states with interest. Under ARRA, a waiver of interest on federal loans was extended through the end of calendar year 2010. Beginning in January 2011, interest started to accrue on outstanding loan amounts. Pursuant to the Unemployment Compensation Law, for each year in which interest is due on federal loans the Department calculates an Interest Factor tax to be paid by Commonwealth employers on the first $8,000 in wages paid to each employee. The assigned Interest Factor rate was 0.44 percent for calendar year 2011 and 0.20 percent for calendar year 2012. In addition, federal law requires that employers in a state with an outstanding loan balance at the end of two consecutive years must pay additional federal unemployment taxes (“FUTA”) to repay the principal of the loan. Initially this FUTA tax increase is 0.3 percent on the federal wage base of $7,000 and automatically increases by 0.3 percent each year that the loan remains outstanding.

As of November 8, 2017, based on econometric assumptions and in the absence of legislative action to improve the UC Fund’s solvency and address the federal debt, the Commonwealth anticipated that the UC Fund would continue to require federal loans to pay benefits through at least 2018 and projected that its outstanding loan balance would total $286 million by 2018. Mandatory loan repayments through increased FUTA taxes, which began in 2011, were expected to grow from $94 million that year to an estimated $854 million annually by 2018. Additional voluntary loan repayments from the UC Fund would likely decrease from an estimated $2,560 million in fiscal year 2011 to $176 million by fiscal year 2018 and the estimated interest on the outstanding UC Fund loans would drop from $101 million annually in fiscal year 2011 to $9 million by fiscal year 2018. UC Fund-related expenditures did not have any impact on the Commonwealth’s General Fund. They are funded solely by federal taxes, the UC Fund and the Interest Factor assessment, none of which affect the revenues or expenditures of the General Fund.

In 2011, 2012, and 2016 the General Assembly enacted legislation to better align the Fund’s benefit payments with its resources, adjust the revenue structure to allow a greater accumulation of reserves in the UC Fund, and improve the Fund’s ability to perform in future economic downturns. The 2011 legislation is Act of June 17, 2011, P.L. 16, No. 6 (“Act 6”), the 2012 legislation is Act of June 12, 2012, P.L. 577, No. 60 (“Act 60”), and the 2016 legislation is Act of November 3, 2016, P.L. 1100, No. 144 (“Act 144”).

In addition to the inclusion of provisions to address the UC Fund’s solvency, Act 60 of 2012 authorized the issuance of up to $4,500 million of unemployment compensation bonds by the Department of Labor and Industry acting through the Pennsylvania Economic Development Financing Authority (“PEDFA”). The proceeds of such bonds, (“UC bonds”) could be used to repay all outstanding loan advances, including interest, from the Federal Unemployment Account as well as to provide additional funding for the UC Fund.

On July 25, 2012, Pennsylvania’s $2.8 billion federal loan balance was repaid in full from $3.2 billion in interim financing obtained through Citibank, N.A. The interim financing also included $382 million in UC benefits funding for the remainder of calendar year 2012. As provided by Act 60, Pennsylvania issued UC bonds in October 2012 with a total par value of $2.8 billion, generating $3.2 billion in bond proceeds to repay the interim financing. The total interest cost for the bonds was 1.29 percent, compared to federal loan interest rates of 2.94 percent in 2012, 2.58 percent in 2013, 2.39 percent in 2014, 2.34% in 2015, and 2.23% in 2016.

The FUTA credit reduction for 2011 was 0.3 percent. By repaying the federal loan balance in 2012 with the interim financing and bonds, the full FUTA credit was restored for employers starting in 2012. Without the bonds, the FUTA credit reduction would have increased to 0.6 percent for 2012, 0.9 percent for 2013, and continued to climb to 1.8 percent by 2016. In contrast, the bonds provide a more level repayment structure from the Interest Factor (a separate component of the employer UC contribution rate for servicing the UC bond debt starting in 2013), which is capped at 1.1 percent. The federal debt repayment also resulted in the forgiveness of $6.2 million in interest on the $1.1 billion in federal loans received in calendar year 2012 and an estimated $16.7 million in additional interest savings from the 0.36 percent rate on the interim financing in 2012. From the Interest Factor, Pennsylvania has redeemed $1.66 billion of the total $2.83 billion par value, reducing the outstanding bond balance to $1.17 billion as of July 1, 2017.

GOVERNMENT AUTHORITIES AND OTHER ORGANIZATIONS

Certain state-created organizations have statutory authorization to issue debt for which state appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed and is not a statutory or moral obligation of the Commonwealth. However, some of these organizations are indirectly dependent upon Commonwealth operating appropriations. In addition, the Commonwealth may choose to take action to financially assist these organizations. These organizations, their purposes and their outstanding debt, as computed by each organization, (excluding swap obligations) are as follows:

Delaware River Joint Toll Bridge Commission (“DRJTBC”). The DRJTBC, a public corporation of the Commonwealth and New Jersey, owns and operates bridges across the Delaware River. Debt service on bonds is paid from tolls and other revenues of the Commission. The DRJTBC had $729.2 million in bonds outstanding as of June 30, 2017.

Delaware River Port Authority (“DRPA”). The DRPA, a public corporation of the Commonwealth and New Jersey, operates several toll bridges over the Delaware River, and promotes the use of the Philadelphia-Camden port and promotes economic development in the port district. Debt service on bonds is paid from toll revenues and other revenues pledged by DRPA to repayment of bonds. The DRPA had $1,434.7 million in revenue bond debt outstanding as June 30, 2017.

Pennsylvania Economic Development Financing Authority (“PEDFA”). The PEDFA was created in 1987 to offer pooled bond and other bond issues of both taxable and tax-exempt bonds on behalf of local industrial and commercial development authorities for economic development projects. Bonds may be payable from and secured by loan repayments and all other revenues of the PEDFA. The PEDFA had $6,496.1 million of debt outstanding as of June 30, 2017.

Pennsylvania Energy Development Authority (“PEDA”). The PEDA was created in 1982 to finance energy research projects, demonstration projects promoting the production or conservation of energy and the promotion, utilization and transportation of Pennsylvania energy resources. The authority’s funding is from appropriations and project revenues. Debt service on bonds is paid from project revenues and other revenues pledged by PEDA to repayment of bonds. The PEDA had no bonds outstanding as of June 30, 2017.

Pennsylvania Higher Education Assistance Agency (“PHEAA”). The PHEAA makes or guarantees student loans to students or parents, or to lending institutions or post-secondary institutions. Debt service on the bonds is paid by loan interest and repayments and other agency revenues. The PHEAA had $4,995.4 million in bonds outstanding as of June 30, 2017.

Pennsylvania Higher Educational Facilities Authority (“PHEFA”). The PHEFA is a public corporation of the Commonwealth established to finance college facilities. As of June 30, 2017, the PHEFA had $5,920.8 million in revenue bonds and notes outstanding payable from the lease rentals or loan repayments of the projects financed. Some of the lessees or borrowers, although private institutions, receive grants and subsidies from the Commonwealth.

Pennsylvania Industrial Development Authority (“PIDA”). The PIDA is a public corporation of the Commonwealth established for the purpose of financing economic development. The PIDA had $266.8 million in revenue bond debt outstanding on June 30, 2017, to which all of its revenues are pledged.

Pennsylvania Infrastructure Investment Authority (“Pennvest”). Pennvest was created in 1988 to provide low-interest rate loans and grants for the purpose of constructing new and improving existing water supply and sewage disposal systems to protect the health and safety of the citizens of the Commonwealth and to promote economic development within the Commonwealth. Loans and grants are available to local governments and, in certain circumstances, to private companies. The Pennvest bonds are secured by principal repayments and interest payments on Pennvest loans. Pennvest had $71.1 million of revenue bonds outstanding as of June 30, 2017.

Pennsylvania Turnpike Commission (“PTC”). The PTC operates the Pennsylvania Turnpike System (“System”). Its outstanding indebtedness, $11,536.2 million as of June 30, 2017, is payable from the net revenues of the System, primarily toll revenues and rentals from leases and concessions or from certain taxes dedicated to the System.

State Public School Building Authority (“SPSBA”). The SPSBA finances public school projects and community college capital projects. Bonds issued by the SPSBA are supported by the lease rental payments or loan repayments made to the SPSBA by local school districts and the community colleges. A portion of the funds appropriated annually by the Commonwealth as aid to local school districts and community colleges may be used by them to pay a portion of such lease rental payments or loan repayments. The SPSBA had $2,828.2 million of revenue bonds outstanding as of June 30, 2017.

City of Philadelphia—PICA

The Pennsylvania Intergovernmental Cooperation Authority (“PICA”) was created by Commonwealth Act No. 1991-6, approved June 5, 1991 to assist the City of Philadelphia (the “City”), the Commonwealth’s largest city, in remedying its fiscal emergencies. PICA is authorized to provide financial assistance to the City through the issuance of debt, and to make factual findings and recommendations to the City concerning its budgetary and fiscal affairs. This financial assistance has included grants used by the City for defeasance of certain City general obligation bonds, funding of capital projects, and the liquidation of the cumulative general fund deficit of the City, as of June 30, 1992, of $224.9 million. As of December 7, 2016, the City was operating under a five-year financial plan covering fiscal years 2016 through 2020 which was approved by PICA.

No further bonds may be issued by PICA for the purpose of financing capital projects or an operating deficit, as the authority for such bond issuance expired December 31, 1994. PICA’s authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1996. Its ability to refund existing outstanding debt is unrestricted. PICA had $295.3 million in special tax revenue bonds outstanding as of June 30, 2016. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA’s bonds.

TAXES AND OTHER REVENUE SOURCES

Tax Revenues (Unaudited Budgetary Basis)

Tax revenues constituted approximately 97.1 percent of Commonwealth revenues in the General Fund for the fiscal year ended June 30, 2017. The major tax sources for the General Fund of the Commonwealth are the personal income tax, the sales tax, the corporate net income tax, the gross receipts tax, and the cigarette tax. Together these five taxes produced 90.8 percent of General Fund tax revenues for the fiscal year ended June 30, 2017.

The major tax source for the Motor License Fund are the liquid fuels taxes. Together these taxes produced just over 62.8 percent of non-restricted Motor License Fund revenues in fiscal year 2017. Portions of certain taxes whose receipts are deposited into the Motor License Fund are legislatively restricted to specific transportation programs. These receipts are accounted for in restricted accounts in the Motor License Fund and are not included in the budgetary basis discussions of the tax revenues of the Motor License Fund.

The major tax sources for the General Fund and the Motor License Fund are described briefly below. The tax receipt amounts in the descriptions are on a budgetary basis.

Personal Income Tax. This tax accounted for $12,664.4 million or 40.0 percent of fiscal year 2017 General Fund Commonwealth revenues. The tax is levied at a flat rate on the taxable income of all residents and resident trusts and estates and taxable income attributable to Pennsylvania non-residents and non-resident estates and trusts. The current tax rate of 3.07 percent was first effective in tax year 2004. In general, credit against the tax is allowed for income taxes paid to other states by Pennsylvania residents.

Withholding is required by employers from all persons liable for the tax with the size of collections determining the frequency for remittance to the Commonwealth. A declaration and partial payment of the estimated tax are required for those individuals with taxable incomes over $8,000 per year, other than wages subject to withholding. Act 84 of 2016, which made Pennsylvania lottery winnings subject to taxation, also required withholding of personal income tax for certain prizes of the Pennsylvania State Lottery.

Individuals and families meeting qualifying income limits do not pay personal income tax on all or a portion of their taxable income with the exemptions depending on their total income. A qualifying family of four owes no personal income tax on taxable income up to $32,000 annually.

Sales Tax. This tax accounted for $10,005.2 million or 31.6 percent of fiscal year 2017 General Fund Commonwealth revenues. The tax is levied at a rate of 6 percent on the sale, use, storage, rental or consumption of tangible personal property, cigarettes, and certain services, and upon the occupancy of hotel rooms. Substantial exemptions from the tax include clothing, food purchased in grocery stores or supermarkets, medical supplies, drugs, residential use of certain utilities, motor fuels, and machinery, equipment and items used in manufacturing, processing, farming or dairying, and utility service. The tax base was expanded in fiscal year 1992 to include a number of services not previously taxed. The tax base was further expanded through Act 84 of 2016 to include digital downloads. The same act also exempted timber production, corrugated boxes used in the snack food industry, and services related to exhibiting at the Pennsylvania Convention Center and the David L. Lawrence Convention Center. Beginning in fiscal year 2004, 0.947 percent of collections are transferred to a special fund for mass transit assistance. Beginning in fiscal year 2008 with the enactment of Act 44, an additional 4.4 percent of receipts are transferred for transit assistance purposes.

Sales tax licensees reporting an actual tax liability equal to or greater than $100,000 for the third calendar quarter of the preceding year must make a payment of 50 percent of the tax liability for the same month of the previous year.

Sales tax licensees reporting an actual tax liability of at least $25,000 and less than $100,000 for the third calendar quarter of the preceding year are provided an option for their tax payment—50 percent of the tax liability for the same month of the previous year or greater than 50 percent of the actual tax liability for the same month in the current year. This option is effective for tax returns due after September 30, 2012.

Corporate Net Income Tax. The Commonwealth received $2,751.5 million, or 8.7 percent of fiscal year 2017 General Fund Commonwealth revenues, from this tax. Domestic and foreign corporations are subject to the corporate net income tax for the privilege of doing business, carrying on activities, having capital or property employed or used in Pennsylvania, or owning property in Pennsylvania. Limited liability companies and business trusts that are classified as corporations for Federal income tax purposes are also subject to tax. Building and loan associations, banks, saving institutions, trust companies, insurance and surety companies, and nonprofit corporations are exempt from the tax. When less than the entire business of any corporation is transacted within the Commonwealth, the taxable income in Pennsylvania is determined by an apportionment formula. The current tax rate of 9.99 percent became effective for fiscal years beginning on or after January 1, 1995. The previous tax rate of 11.99 percent had been in effect since January 1, 1994.

The corporate net income tax is to be paid in four equal installments throughout the corporation’s tax year based on estimated taxes due for the entire tax year. Any remaining portion of taxes due is to be paid with the corporation’s annual report due three-and-one-half months following the end of the corporation’s tax year.

Gross Receipts Tax. This tax accounted for $1,230.5 million, or 3.9 percent of fiscal year 2017 General Fund Commonwealth revenues. The gross receipts tax is levied on telephone, telegraph, and mobile telecommunications companies; electric light, water power, and hydroelectric companies; managed care organizations; and pipeline and miscellaneous transportation companies. Municipally owned or operated public utilities may exclude gross receipts derived from business done inside the limits of the municipality.

Beginning January 1, 2004, interstate and cellular telecommunications services became subject to the gross receipts tax. The tax rate is 50 mills, which became effective in July 1991, having been raised from its prior tax rate of 44 mills for all utilities except electric utilities, which are taxed at the rate of 59 mills. Revenue from 0.25 mills of the tax is deposited in the Alternative Fuels Incentive Grant Fund. All firms, except public utilities owned or operated by a municipality or a municipal authority, are required to file estimated revenue reports annually, together with the estimated payment of the current year’s tax calculated by applying the current tax rate to 90 percent of the tax base for the current year or 100 percent of the liability two years prior, subject to the current rate. The adequacy of these payments is judged retrospectively based on the final return.

Effective for tax years after January 1, 2000, natural gas companies became exempt from the tax. The tax report and estimated payment are required to be made by March 15. The remaining tax is due and payable by the succeeding March 15.

Cigarette Tax. Collections of this tax totaled $1,261.6 million in fiscal year 2017, or 4.0 percent of General Fund Commonwealth revenues. The tax is imposed and assessed on the sale or possession of cigarettes and little cigars within the Commonwealth. It is levied on the consumer but is collected by the sale of stamps and meter units to dealers who affix them to each package. The current rate is $2.60 per package of 20 cigarettes, which was set by Act 84—2016 and has been in effect since August 1, 2016. The 6.0 percent sales tax is also imposed on the retail sale of cigarettes and is included in the sales tax receipts. A portion of the collections from the tax are transferred to a special fund for children’s health insurance and to a special fund for preserving farmland. Act 84 of 2016 also increased the transfer to the farmland preservation fund by $5 million.

Other Tobacco Products Tax. Effective October 1, 2016, tax has been imposed on smokeless tobacco, pipe tobacco, e-cigarettes, products and substances intended for use inside e-cigarettes, and any other tobacco products for chewing, ingesting or smoking, except cigars. Tax on roll-your-own tobacco became effective December 14, 2016. As of November 8, 2017, the tax rate on e-cigarettes and liquid substances to be used with them is 40 percent of the purchase price from the wholesaler. Tax on roll-your-own, pipe, chewing tobacco and snuff is levied at a rate of 55 cents per ounce, with a minimum tax per package of 66 cents. Other Tobacco Products Tax collections totaled $83.9 million in fiscal year 2017.

Inheritance and Estate Taxes. Collections of these taxes were $977.9 million in fiscal year 2017, or 3.1 percent of General Fund Commonwealth revenues. The inheritance tax is levied on the value of property transferred to heirs of a deceased person. Prior to July 1, 2000, the tax rate was 6 percent of the value, if passing to lineal heirs, and 15 percent if passing to collateral heirs. Effective July 1, 2000, the tax rate on transfers to parents, grandparents and lineal descendants was lowered to 4.5 percent and a new tax rate of 12 percent on transfers to siblings was established. The estate tax was a “pick-up” tax in the amount of the maximum federal tax credit less State death taxes paid. The federal estate tax credit was phased out between 2002 and 2005. As a result of the American Taxpayer Relief Act of 2012, the federal estate tax credit, and thus Pennsylvania’s estate tax, will not return. Counties collect the inheritance and estate tax, which is due within nine months following the death of the person whose property is being transferred.

Insurance Premiums Tax. This tax is levied at the rate of 2 percent of the gross premiums (subject to retaliatory provisions) on all business of domestic and foreign insurance companies transacted within the Commonwealth during each calendar year. Revenues from the two percent tax on foreign fire and casualty companies accrues to special revenue funds while the remaining taxes accrue to the General Fund. The tax on foreign companies is based on the amount of business transacted in Pennsylvania. Marine insurance companies, both domestic and foreign, pay a 5 percent tax on underwriting profits attributable to Pennsylvania in lieu of the gross premium tax.

Estimated payments are due March 15th for the taxable year and must exceed 90 percent of reported annual liability, or 100 percent of the liability two years prior, subject to the current rate. The adequacy of these payments is judged retrospectively based on the final return. Final payments and reports must be remitted together by April 15th of each year for the previous tax year.

Realty Transfer Tax. This tax is levied at the rate of 1 percent of the value of the real property transferred, as represented by deed, instrument or other writing. The tax is collected by the recorders of deeds in the counties and transmitted to the Commonwealth when collected. Beginning with fiscal year 2008, the transfer to the Keystone Recreation, Park and Conservation Fund of a portion of this tax is 15 percent of such tax, after having changed several times over the previous ten years.

Liquor Tax. This tax is levied at the rate of 18 percent of the net purchase price on all liquor sold by the Pennsylvania Liquor Control Board. Revenues from this tax accrue to the General Fund. The 6 percent sales tax is also imposed on all liquor sold by the Pennsylvania Liquor Control Board and is included in the sales tax receipts.

Financial Institution Taxes. The bank shares tax is levied at the rate of 0.89 percent of the value of shares of state and national banks and domestic title insurance companies, beginning January 1, 2014. This rate was increased to 0.95 percent beginning January 1, 2017. This is a reduction from the rate of 1.25 percent. Effective January 1, 2014, each institution computes the tax base on the most recent year-end value of the institution’s total bank equity capital, adjusted to exclude the value of United States obligations. Previously, the tax base was computed by averaging an institution’s total equity capital for each quarter, adjusted to exclude the value of United States obligations, for the previous six calendar years. Goodwill is also deducted from a bank’s equity and total assets when computing the tax base. A payment of the tax for the year is due by March 15th of that year. Revenues of this tax are deposited into the General Fund. The mutual thrift institutions tax is levied on the taxable net income of such institutions at the rate of 11.5 percent. Revenues of this tax accrue to the General Fund.

Mutual thrift institutions make quarterly estimated payments by applying the current tax rate to 100 percent of the tax base for the second preceding year, or by paying at least 90 percent of the reported annual liability for the current year. Final reports are due 105 days after the close of the fiscal year. Extensions are available for filing reports; however, no extensions are granted for payment of the tax.

Public Utility Realty Tax. The tax is levied on the state taxable value of utility real property belonging to a firm or other entity (i) furnishing utility service and (ii) regulated by the Pennsylvania Public Utility Commission or similar regulatory body. State taxable value is the market value derived from assessed values for county real estate tax purposes. Certain items are specifically exempt from the tax. The tax rate for the General Fund portion of the tax is set annually by the Secretary of Revenue. The tax rate is to be set at a rate intended to produce revenues sufficient to reimburse local taxing authorities for foregone property tax revenues. An additional tax rate of 7.6 mills is applied to the tax base and remains in the General Fund. The tax is subject to a tentative payment of the then current year’s tax liability. The tentative reports and tax payments are due in May. The remaining tax payments must be paid in September of the following year.

Malt Beverage Tax. This tax is levied on all malt or brewed beverages sold in Pennsylvania. The tax rate is two-thirds cent per half-pint, 1 cent per pint and $2.48 per barrel. The various manufacturers pay the tax monthly to the Department of Revenue. Revenues from this tax are deposited into the General Fund.

Liquid Fuels Tax. These taxes accounted for $1,732.7 million, or 62.8 percent of Motor License Fund Commonwealth revenues in fiscal year 2017.

Oil Company Franchise Tax. This is an excise tax on all taxable liquid fuels, fuels, and alternative fuels. This tax is imposed on a cents-per-gallon equivalent basis by multiplying a millage rate and an average wholesale price (“AWP”) set by the Department of Revenue annually. Act 3 of 1997 imposed a tax of 153.5 mills on all taxable liquid fuels and 208.5 mills on all taxable fuels. Act 89 of 2013 added 64 mills in calendar year 2014, 49 mills in 2015, 48 mills in 2016, 41 mills in 2017, and 39 mills in 2018 and each year thereafter. Act 89 of 2013 also increased the AWP from 2014 through 2016, and uncapped it in 2017 and thereafter. There is also a statutory AWP floor set at $2.99 per gallon for 2017 and each year thereafter. Receipts from 57 mills of the tax on liquid fuels and fuels and all of the millage added by Act 89 of 2013 are deposited as unrestricted Motor License Fund revenue. However, of the additional mills added by Act 89 of 2013, 4.17% of the receipts is transferred to the Liquid Fuels Tax Fund. Act 89 also provided for a transfer of $35 million annually from the Oil Company Franchise Tax in the unrestricted Motor License Fund to the Multimodal Transportation Fund beginning in fiscal year 2015-16. The remaining balance of the revenues from the 153.5 mills on liquid fuels and the 208.5 mills on fuels are deposited in restricted accounts for certain transportation spending. These dedicated and restricted revenues are not included in the Liquid Fuels Tax figure above.

Motor Carrier Road Tax. This tax is levied on motor carriers operating vehicles with a gross weight or registered gross weight in excess of 26,000 pounds. The tax rate is equal to the current Oil Company Franchise Tax. The Alternative Fuels Tax is imposed on fuels other than liquid fuels (primarily gasoline) or fuels (primarily diesel fuel) used to propel motor vehicles on public highways. The tax rate applied to each gasoline gallon equivalent of alternative fuel equals the current Oil Company Franchise Tax on liquid fuels.

Non-Tax Revenues

Licenses and Fees. License and fee receipts in the General Fund for fiscal year 2017 totaled $119.1 million, representing 0.4 percent of Commonwealth revenues to the General Fund. Revenues from motor vehicle licenses and fees in fiscal 2017 were $1,000.5 million, representing 36.3 percent of total fiscal year 2017 Motor License Fund Commonwealth revenues.

Miscellaneous Revenue. Revenues from non-tax sources not categorized elsewhere are credited to miscellaneous revenues. Interest earnings on securities and deposits are included in this source. Miscellaneous revenues receipts in the General Fund for fiscal year 2017 totaled $501.9 million. Receipts from miscellaneous motor vehicle revenues in fiscal 2017 were $25.3 million, representing 0.9 percent of total fiscal year 2017 Motor License Fund Commonwealth revenues.

State Stores Fund Transfers. This is an amount determined by the Liquor Control Board to be available for transfer to the General Fund. The amount transferred for fiscal year 2017 was $216.4 million. In Pennsylvania, the distribution and sale of liquor is a state enterprise.

Fines, Penalties and Interest. This revenue source includes all fines, penalties and interest collected in the enforcement of non-tax regulations, such as moving violation surcharges. The amount deposited to the General Fund for fiscal year 2017 was $79.3 million.

Tobacco Settlement Payments. The Commonwealth’s portion of payments made by cigarette manufacturers participating in the Tobacco MSA (defined below) are deposited in the Tobacco Settlement Fund to be used for certain health-related programs. As of November 8, 2017, the Commonwealth anticipated receiving a total MSA payment of approximately $352 million for fiscal year 2018.

Federal Revenues

Receipts by the Commonwealth in its General Fund, Motor License Fund, Tobacco Settlement Fund and State Lottery Fund from the federal government during fiscal year 2016 totaled $26.8 billion and during fiscal year 2017 totaled $28.7 billion. Anticipated receipts from the federal government included in the fiscal year 2018 enacted budget are $29.1 billion. Approximately $20.6 billion, or 76.8 percent of total federal revenue to the Commonwealth for fiscal year 2016, was attributable to public health and welfare programs, the largest of which are for the Medical Assistance and Temporary Assistance to Needy Families programs. In fiscal year 2017, $22.5 billion, or 78.2 percent of federal revenues, were attributable to these types of programs. In the fiscal year 2018 enacted budget, approximately $22.7 billion or 77.7 percent of federal revenues are expected to be attributable to public health and welfare programs.

MAJOR COMMONWEALTH EXPENDITURES
The Commonwealth’s major operating funds—the General Fund, the Motor License Fund and the State Lottery Fund—provide financial resources to operate programs and fund grants. Trends in expenditures from those funds for various program areas are discussed below based on budgetary basis financial statements for fiscal year 2016 and fiscal year 2017 and the enacted budget for fiscal year 2018.

Education. In fiscal year 2016, expenditures from Commonwealth revenues for education purposes were more than $12.4 billion. For fiscal year 2017 Commonwealth expenditures included over $13.1 billion in education funding, an increase of approximately 5.7 percent over fiscal year 2016. The enacted budget for fiscal year 2018 includes over $13.5 billion in education funding, an increase of 3.4 percent over the 2017 budget.

Elementary and Secondary Education. The financing of public elementary and secondary education in Pennsylvania is shared by the Commonwealth and local school districts. There are 500 local school districts in the state. With certain exceptions, each is governed by a locally elected school board responsible for the administration of the public schools in the school district with the authority to levy taxes within the limits prescribed by the Public School Code of 1949, as amended. Funds supplied by the Commonwealth supplement the funds raised locally. Local school districts receive various subsidy payments for basic instruction, vocational education, debt service, pupil transportation, employee retirement programs including Social Security, and various special education programs. The largest such subsidy is the Basic Education subsidy. The enacted budget for fiscal year 2017 increased the state Basic Education subsidy by $200 million to $5.895 billion. For fiscal year 2017, each school district received an amount equal to its 2015 Basic Education Funding allocation and a share of the $353 million increase based on a new fair funding formula. The increase in education funding was distributed to school districts, based on local wealth, existing tax burden, district size and certain student characteristics. The Basic Education subsidy is increased by $100 million to $5.995 billion in the enacted fiscal year 2018 budget. A new fair funding formula is being used to distribute the $453 million increases in funding subsequent to fiscal year 2015.

Certain specialized education programs are operated and administered in Pennsylvania by 29 intermediate units established by the component local school districts. These intermediate units are funded from contributions from member school districts. Programs operated by intermediate units generally are special education programs for the gifted, for individuals with mental and physical disabilities, and for support of nonpublic schools through the provision of auxiliary services and the lending of instructional materials such as textbooks to children attending nonpublic schools in Pennsylvania.

Total Commonwealth expenditures for basic education programs in fiscal year 2016 were more than $10.7 billion, representing 86.5 percent of all Commonwealth expenditures for education in fiscal year 2016. Total Commonwealth expenditures for basic education programs in fiscal year 2017 were more than $11.4 billion, representing 86.9 percent of all Commonwealth expenditures for education in fiscal year 2017. The enacted budget for fiscal year 2018 includes more than $11.8 billion for basic education programs.

Higher Education. Higher education in Pennsylvania is provided through 243 degree-granting institutions, which include the fourteen universities of the State System of Higher Education (“PASSHE”), four State-related universities, community colleges, independent colleges and universities and specialized degree-granting institutions. PASSHE, created in 1982 from the fourteen state-owned colleges, is administered by a Board of Governors whose members are appointed by the governor and confirmed by the Senate. In fiscal years 2016 and 2017, approximately $1.6 billion was expended by the Commonwealth for institution and student financial assistance, and in the fiscal year 2018 enacted budget more than $1.6 billion is expected to be expended.

Public Health and Human Services

Fiscal year 2017 public health and human services expenditures were $38,964 million and are projected to be $39,173 million in fiscal year 2018. With regard to fiscal year 2017 expenditures, nearly $12,643 million was funded from the General Fund, while $12,365 million is estimated to be provided from the General Fund for fiscal year 2018. Federal funds are expected to increase by $151 million, and augmentations are expected to increase by $350 million for fiscal year 2018. Public health and human service programs are the largest single component of combined state and federal spending in the Commonwealth’s operating budget. The overall budget increase reflects the impact of caseload increases, federal mandates, litigation and continued support of county operated programs for child welfare, mental health and intellectual disabilities.

The fiscal year 2018 proposed budget includes $352 million of receipts from the Tobacco Settlement Fund to be expended for health care related programs. Federal funds matching the state Tobacco Master Settlement Agreement (“MSA”) funds are also expected to be provided. However, under the terms of the 1998 settlement that created the Tobacco Settlement Fund, payments by the tobacco companies may, in certain circumstances be reduced, reflecting decline in cigarette sales, and such payments also may be limited, delayed or terminated as a result of bankruptcy or insolvency of tobacco companies or legal challenges to the settlement or to amounts due thereunder. The tobacco companies continue to adjust for the non-participating manufacturer (“NPM”) adjustment. Pennsylvania expects to continue arbitration with the tobacco companies until this issue is resolved. The Commonwealth’s share of withheld Tobacco MSA funds, as of November 8, 2017, totaled over $364 million. For fiscal year 2018, estimated receipts from the April 2018 payment are projected to be reduced by $45.7 million due to the NPM adjustment.

Programs providing temporary financial assistance and medical assistance comprise the largest portion of public health and human services expenditures. General Fund expenditures for these assistance programs by the Commonwealth amounted to $9,276 million in fiscal year 2017, while $9,049 million is budgeted from the General Fund for fiscal year 2018. In addition, a nursing home assessment fee provided a General Fund offset (meaning a reduction in required General Fund appropriations) of $199 million in fiscal year 2017 and is expected to provide a $199 million offset in fiscal year 2018. A Managed Care Organization assessment provided a General Fund offset of $601 million in fiscal year 2017 and in fiscal year 2018 the offset is projected at $808 million. Also, a Statewide Quality Care assessment provided a $220 million offset in fiscal year 2017 and is expected to provide a $220 million offset in fiscal year 2018. For 2018 approximately 31.56 percent of the total cost of assistance to the economically needy is proposed to be supported by Commonwealth funds appropriated from the General Fund. The balance is expected to be provided from reimbursements by the federal government and through various program collection activities conducted by the Commonwealth.

Medical assistance continues to be a growing component of public health and human services expenditures. Despite implementation of Commonwealth initiatives to restrain costs, the program continues to grow due to an expanding caseload, technology improvements and general medical cost inflation. Expenditures for medical assistance increased during the period from fiscal years 2007 through 2017 by an average annual rate of 7.12 percent. Fiscal year 2017 expenditures from Commonwealth funds were $9,127 million and are projected to be $8,896 million in fiscal year 2018, a decrease of 2.5 percent from the prior fiscal year. Income maintenance cash assistance payments to families in transition to independence were $989 million for fiscal year 2017, of which $178.1 million was from the General Fund. The enacted budget for fiscal year 2018 includes a total of $988 million, for such purpose with $165 million provided from the General Fund. Cash assistance is time-limited and requires participation in work activities to maintain eligibility.

Transportation

The Commonwealth is responsible for the construction, restoration and maintenance of the highways and bridges in the 40,000-mile state highway system, including certain city streets that are a part of the state highway system. Assistance for the maintenance and construction of local roads and bridges is provided to municipalities through grants of financial aid. Highway maintenance costs, construction costs and assistance grants are paid from the Motor License Fund. Other special funds, including the Public Transportation Assistance Fund, the Public Transportation Trust Fund, the Multimodal Transportation Fund and the State Lottery Fund provide funding for mass transit and other modes of transportation.

Act 89 of 2013, provided dedicated additional funding for highway and bridges through the incremental uncapping of the Oil Company Franchise Tax (“OCFT”) and the indexing of vehicle and driver services fees. Act 89 also restructured Act 44 of 2007 Pennsylvania Turnpike Commission payment distributions. Beginning in fiscal year 2015, the annual $200 million highway and bridge distribution by the Pennsylvania Turnpike Commission is being redirected to transit, resulting in annual distributions to mass transit of $450 million.

In addition to its unrestricted state funds, the Motor License Fund includes five restricted revenue accounts funded by state revenues legislatively dedicated to specific purposes. Some of the restricted purposes funded from these accounts also receive funding by annual appropriations of unrestricted Motor License Fund revenues. Programs receiving funds from a restricted account include highway bridges, highway construction and maintenance, grants to municipalities for highways and bridges, and airport development.

Total funding for the Commonwealth’s highway and bridge program for fiscal year 2016 was $2.701 billion. The funding decreased to $2.584 billion in fiscal year 2017. The enacted and authorized fiscal year 2018 budget reflects an increase to $2.837 billion.

Support of highway and bridge expenditures by local governments through grants paid from the Motor License Fund and restricted revenues was $576 million in fiscal year 2016 and $629 million in fiscal year 2017. In the fiscal year 2018 enacted budget, grants to local governments increase to $667 million.

In addition to its support of the highway system, the Commonwealth provides subsidies for mass transit systems including passenger rail and bus service.

In fiscal year 2008, the funding mechanisms for mass transit in the Commonwealth were changed with the enactment of Act 44. Mass transit funding was shifted from the General Fund to a combination of sources of revenue primarily going into a Public Transportation Trust Fund established by Act 44. The Public Transportation Trust Fund was created to provide a long-term, predictable and growing source of revenues for public transportation systems. Act 89 increased funding and revenue sources for the Public Transportation Trust Fund. Revenues are provided by scheduled payments by the Pennsylvania Turnpike Commission, a portion of the Sales and Use Tax, certain motor vehicle fees, vehicle code fines and surcharges, and transfers from the Public Transportation Assistance Fund and the Lottery Fund. This funding supports mass transit programs statewide, providing financial assistance for operating costs, capital costs, and certain administrative costs for the Department of Transportation. For fiscal year 2016, Commonwealth funding available for mass transit was $1.596 billion. Funding for mass transit was increased in fiscal year 2017 to $1.722 billion. The authorized fiscal year 2018 enacted budget funding for mass transit is slightly reduced to $1.652 billion.

Act 89 created the Multimodal Transportation Fund to provide additional funding for freight and passenger rail, ports, aviation, bicycle and pedestrian facilities, and other modes of transportation. Revenues deposited into the Multimodal Transportation Fund include payments from the Pennsylvania Turnpike Commission, a portion of certain motor vehicle fees and beginning in fiscal year 2016, a portion of the Oil Company Franchise Tax. For fiscal year 2016, Commonwealth funding available for multimodal transportation was $137.9 million. The fiscal year 2017 funding was $140.8 million and fiscal year 2018 enacted budgetary funding is $143.9 million.

The Commonwealth’s current aviation program funds the development of public airport facilities through grants providing for airport development, runway rehabilitation, and real estate tax rebates for public use airports. Taxes levied on aviation and jet fuel provide revenues for a restricted account for aviation programs in the Motor License Fund. In fiscal year 2016, $9.4 million was expended from aviation restricted accounts. In fiscal year 2017, $9.0 million was available for such purposes. A total of $9.8 million is budgeted for fiscal year 2018.

Act 89, authorized the Department of Transportation to enter into transportation public-private partnerships (“P3”). The Rapid Bridge Replacement Project is a public-private partnership initiative to replace 558 bridges across Pennsylvania. In 2015, the department and the winning bidder (concessionaire) entered into a concession agreement pursuant to which the concessionaire is to design, construct and maintain the bridges. The P3 program costs are being funded by the concessionaire through bond proceeds. The bond purchase agreement was executed on February 24, 2015, and the sale of $721.485 million of related bonds by the Pennsylvania Economic Development Financing Authority closed on March 18, 2015. The Department of Transportation expects that it will make two types of payments under the concession agreement. These are “milestone payments” as construction milestones are achieved and “availability payments” with respect to completed bridges. It is expected that the department will make milestone and availability payments from funds in the Motor License Fund.

The Commonwealth is not responsible for toll roads and bridges in Pennsylvania. These are under the jurisdiction of various authorities and commissions.

INVESTMENT OF COMMONWEALTH FUNDS

The Treasury Department is responsible for the deposit and investment of most funds belonging to the Commonwealth, including the proceeds of the Commonwealth’s bonds and the funds held for the payment of interest on and maturing principal of the Commonwealth’s bonds. The Commonwealth’s Fiscal Code contains statutory limitations on the investment of funds by the Treasury Department. The Board of Finance and Revenue, a three-member board of state officials chaired by the State Treasurer, is authorized to establish the aggregate amount of funds that may be invested in some of the various categories of permitted investments. The State Treasurer ultimately determines the asset allocation and selects the investments within the parameters of the law.

The Commonwealth’s Fiscal Code permits investments in the following types of securities: (i) United States Treasury securities and United States Agency securities maturing within two years of issue; (ii) commercial paper issued by industrial, common carrier or finance companies rated “Prime One” or its equivalent; (iii) certificates of deposit of Pennsylvania-based commercial banks, savings banks or savings and loans; (iv) repurchase obligations secured by Federal obligations; (v) banker’s acceptances written by domestic commercial banks with a Moody’s Investors Service “AA” rating or the equivalent rating by Standard & Poor’s Financial Services or Fitch’s Rating Service; and (vi) other non-equity investments not to exceed ten percent of assets subject to a “prudent investor” test. The Treasury Department maintains additional investment restrictions contained in its Investment Policy Guidelines. A summary of the Investment Policy Guidelines and a report on investment activity and performance of funds invested by the Treasury Department are contained in a report periodically prepared and publicly distributed by the Treasury Department.

The State Treasurer has been legislatively authorized to invest Commonwealth moneys in securities under the “prudent investor” standard since June 1999. The common investment pool operated by the State Treasurer for the investment of operating funds of the Commonwealth maintains a portion of its investments in securities subject to this test. The legislative authorization to invest in such securities presently expires on December 31, 2019.

Budget Stabilization Reserve Fund and Tax Stabilization Reserve Fund

Balances in the Budget Stabilization Reserve Fund are to be used only when emergencies involving the health, safety or welfare of the residents of the Commonwealth or downturns in the economy resulting in significant unanticipated revenue shortfalls cannot be dealt with through the normal budget process. Funds in the Budget Stabilization Reserve Fund may be appropriated only upon the recommendation of the Governor and the approval of a separate appropriation bill by a vote of two-thirds of the members of both houses of the General Assembly. Any funds appropriated from the Budget Stabilization Reserve Fund that are not spent are returned to the Budget Stabilization Reserve Fund.

As of September 30, 2017, the Budget Stabilization Reserve Fund had a balance of $477,000. The fiscal year 2017 enacted budget again suspended the 25% transfers of the Commonwealth’s unappropriated balance to the Budget Stabilization Reserve Fund for fiscal year 2017; such suspension has occurred in each of the fiscal years 2008 through 2017.

COMMONWEALTH FINANCIAL PERFORMANCE

Fiscal Year 2018 Enacted Budget

The Pennsylvania legislature approved the passage of a $32 billion budget on July 1, 2017. The budget was sent to the Governor who did not sign or veto the bill, allowing it to become law on July 11, 2017. The fiscal year 2018 enacted budget increased spending by 0.2% over the 2017 budget. As of November 8, 2017, the legislature and the administration had been working since July 11, 2017 on a revenue package to balance the fiscal year 2018 budget. On October 26, 2017, the legislature passed, and sent to the Governor, a revenue plan to balance the budget. The revenue plan incorporates borrowing $1.5 billion which is to be paid through tobacco settlement proceeds, major expansion of legalized gaming, taxing the sale of fireworks, and applying Pennsylvania’s 6% sales tax to goods sold on online market places. On October 30, 2017, the Governor signed the revenue bills. As of November 8, 2017, the administration was taking steps to balance the fiscal year 2018 budget by borrowing against the Pennsylvania Liquor Control Board’s anticipated revenues, leasing out the Farm Show complex, not filling approximately 1,600 currently vacant state jobs, selling buildings, consolidating agencies, and potentially not allocating $600 million in funding for several state-related colleges and universities. No assurances can be made that any or all of these particular steps will be implemented or that any or all of these steps will have the desired impact on the fiscal year 2018 budget. The budget also authorizes the full funding of the actuarially determined state contributions for the state public pension plans in fiscal year 2018. The fiscal year 2018 budget can be viewed at the Governor’s Budget Office website at: www.budget.state.pa.us.

Financial Statements Introduction

The most recent Commonwealth audited financial statements are available in the Commonwealth Annual Financial Report (“CAFR”) of the Commonwealth for the fiscal year ended June 30, 2016, which was issued on December 15, 2016 and was filed with EMMA on January 6, 2017. Copies of the CAFRs beginning with fiscal year 2005 through fiscal year 2016 issued by the Commonwealth are available from (i) the Secretary of the Budget, Attn: Mr. Mike Higgins, 555 Walnut Street, 9th Floor, Harrisburg, Pennsylvania 17101 (Telephone (717) 425-6736), and (ii) the Financial Reports section of the Office of the Budget’s website at www.budget.state.pa.us.

Government-Wide Financial Data (GAAP Basis)

Government-wide financial statements report financial position and results of activity for the Commonwealth as a whole. Government-wide statements do not report information fund-by-fund; rather, they reveal information for all governmental activities and all business-type activities in separate columns. In government-wide statements, for both governmental and business-type activities, the economic resources measurement focus and accrual basis of accounting are used, with revenues and expenses recognized when they occur, rather than when cash is received or paid. This treatment results in including in assets an estimate of the total amount of receivables due at fiscal year-end that are expected to be collected in the future. Capital assets are reported with acquisition or construction costs being reported when the assets are placed in service less accumulated depreciation. Reported liabilities include all liabilities, regardless of when payment is due, including bond principal, employee disability claims liability, and employee compensated absence liabilities.

GENERAL FUND FINANCIAL PERFORMANCE

Financial Results for Fiscal Years 2012-2016

GAAP Basis. During the five-year period from fiscal year 2012 through fiscal year 2016, total revenues and other sources increased by an average of 3.6% annually. Tax revenues during this same period increased by an annual average of 2.8%. Expenditures and other uses during the fiscal years 2012 through 2016 rose at an average annual rate of 3.5%. Expenditures for the protection of persons and property during this period increased at an average annual rate of 1.3%; public education expenditures during this period increased at an average annual rate of 2.8%; health and human services expenditures increased at an average annual rate of 4.7%; and capital outlays decreased at an average annual rate of 15.9%. Commonwealth expenditures for direction and support services (state employees and government administration) declined at an average annual rate of 9.6% during the fiscal years 2012 through 2016. The fund balance at June 30, 2016 was $90.1 million, a decrease of $183.4 million from the surplus balance at June 30, 2015 of $273.6 million.

Fiscal Year 2015 Financial Results

GAAP Basis. At June 30, 2015, the General Fund reported a fund balance of $273.6 million, an increase to fund balance of $839.6 million from the $566.0 million fund balance deficit at June 30, 2014 as expenditures and other uses increased by $2,207.1 million and revenues and other sources increased by $5,178.4 million.

Tax revenues increased by $2,652.8 million primarily due to changes in the associated methodologies for the accrual approach used for personal and corporate income taxes, and sales and use taxes. A portion of the increased tax revenues was also attributable to increased collection efforts and inheritance tax revenues. Health and human services increased $1,820.7 million and was due primarily to increased expenditures for the Medical Assistance program of the Department of Human Services. Expenditures for education increased $301.7 million and occurred primarily due to ready-to-learn block grants and state contributions for school employee pension costs. Protection of persons and property programs experienced an increase largely due to an increase in the Commonwealth’s employers’ share of retirement contributions. This increase was offset by a decrease in federally funded grant programs administered by the Pennsylvania Emergency Management Agency and the Department of Insurance.

Budgetary Basis. General Fund revenues of the Commonwealth were above the certified estimate by $411.9 million or 1.4 percent during fiscal year 2015. Final Commonwealth General Fund revenues for the fiscal year totaled $30,592.5 million. After accounting for a positive fiscal year 2015 beginning balance of $83.7 million, the Commonwealth ended fiscal year 2015 with an unappropriated surplus balance of $274.5 million.

General Fund revenues increased $1,985 million or 6.9 percent during fiscal year 2015 when measured on a year-over-year basis as compared to fiscal year 2014. Tax revenue collections increased $1,394.2 million or 5.0 percent on a year-over-year basis from fiscal year 2014 to fiscal year 2015 while non-tax revenue collections increased $591.1 million or 116.1 percent from fiscal year 2014 to fiscal year 2015. Corporate tax receipts were $218.5 million higher than fiscal year 2014 levels. The year-over-year increase in corporate taxes was 4.5 percent during fiscal year 2015 as corporate net income tax collections increased 12.4 percent and financial institutions tax decreased 7.5 percent. Personal income taxes were $670.1 million above fiscal year 2014 actual collection and the year-over-year growth in personal income tax receipts was 5.9 percent. Personal income tax collections attributable to withholding increased by 3.8 percent or $327.9 million during fiscal year 2015 and tax collections from the non-withholding portion of the personal income tax increased 12.7 percent or $342.2 million on a year-over-year basis. Sales and use tax receipts were $363.5 million greater during fiscal year 2015 than during the prior fiscal year, a growth rate of 4.0 percent. Sales tax collections increased during fiscal year 2015 as non-motor vehicle sales tax collections grew 3.5 percent and motor vehicle sales tax receipts increased 7.2 percent during fiscal year 2015. Cigarette tax collections declined 5.1 percent during fiscal year 2015 and inheritance tax collections grew 14.2 percent. Realty transfer tax revenues grew 10.2 percent during fiscal year 2015.

Commonwealth General Fund appropriations for fiscal year 2015 totaled $29,152.8 million, an increase of $757.7 million or 2.7 percent from fiscal year 2014 levels. The ending unappropriated balance was $83.7 million for fiscal year 2015.

Fiscal Year 2016 Financial Results

GAAP Basis. At June 30, 2016, the General Fund reported a fund balance of $90.1 million, a decrease to fund balance of $183.4 million from the $273.6 million fund balance at June 30, 2015 as expenditures and other uses increased by $3,027.7 million and revenues and other sources increased by $2,004.7 million.

Tax revenues decreased by $300.6 million. Health and human services increased $3,045.5 million and was due primarily to increased expenditures for the Medical Assistance program of the Department of Human Services. Expenditures for education increased $449.2 million and occurred primarily due to ready-to-learn block grants and state contributions for school employee pension costs. Protection of persons and property programs experienced an increase largely due to an increase in the Commonwealth’s employers’ share of retirement contributions. This increase was offset by a decrease in federally funded grant programs administered by the Pennsylvania Emergency Management Agency and the Department of Insurance.

Budgetary Basis. General Fund revenues of the Commonwealth were above the certified estimate by $29.9 million or 0.1 percent during fiscal year 2016. Final Commonwealth General Fund revenues for the fiscal year totaled $30,901.6 million. Total expenditures, net of appropriation lapses and including public health and human services assessments and expenditures from additional sources, were $30,127.2 million. After accounting for a positive fiscal year 2016 beginning balance of $256.6 million, the Commonwealth ended fiscal year 2016 with an unappropriated surplus balance of $2.0 million.

General Fund revenues increased $309.1 million or 1.0 percent during fiscal year 2016 when measured on a year-over-year basis as compared to fiscal year 2015. Tax revenue collections increased $765.5 million or 2.6 percent on a year-over-year basis from fiscal year 2015 to fiscal year 2016 while non-tax revenue collections decreased $456.4 million or down 41.5 percent from fiscal year 2015 to fiscal year 2016. Corporate tax receipts were $20.9 million higher than fiscal year 2015 levels. The year-over-year increase in corporate taxes was 0.4 percent during fiscal year 2016 as corporate net income tax collections increased 1.1 percent and financial institutions tax increased 12.2 percent. Personal income taxes were $398.6 million above fiscal year 2015 actual collection and the year-over-year growth in personal income tax receipts was 3.3 percent. Personal income tax collections attributable to withholding increased by 3.5 percent or $319.3 million during fiscal year 2016 and tax collections from the non-withholding portion of the personal income tax increased 2.6 percent or $79.3 million on a year-over-year basis. Sales and use tax receipts were $302.1 million greater during fiscal year 2016 than during the prior fiscal year, a growth rate of 3.2 percent. Sales tax collections increased during fiscal year 2016 as non-motor vehicle sales tax collections grew 3.4 percent and motor vehicle sales tax receipts increased 1.6 percent during fiscal year 2016. Cigarette tax collections declined 1.7 percent during fiscal year 2016 and inheritance tax collections declined 4.0 percent. Realty transfer tax revenues grew 16.4 percent during fiscal year 2016.

Commonwealth General Fund appropriations for fiscal year 2016 totaled $30,023.8 million, an increase of $974.4 million or 3.3 percent from fiscal year 2015 levels. The ending unappropriated balance was $5.1 million for fiscal year 2016.

Fiscal Year 2017 Financial Results

Budgetary Basis. General Fund revenues of the Commonwealth were below the certified estimate by $1,106.7 million or 3.4 percent during fiscal year 2017. Final Commonwealth General Fund revenues for the fiscal year totaled $31,669 million. Total expenditures, net of appropriation lapses and including public health and human services assessments and expenditures from additional sources, were $31,941.8 million. After accounting for a positive fiscal year 2017 beginning balance of $5.1 million, the Commonwealth ended fiscal year 2017 with a deficit balance of $1,539.3 million.

General Fund revenues increased $767.4 million or 2.5 percent during fiscal year 2017 when measured on a year-over-year basis as compared to fiscal year 2016. Tax revenue collections increased $495.2 million or

1.6 percent on a year-over-year basis from fiscal year 2016 to fiscal year 2017 while non-tax revenue collections increased $272.9 million or 42.4 percent from fiscal year 2016 to fiscal year 2017. Corporate tax receipts were $319.3 million lower than fiscal year 2016 levels. The year-over-year decrease in corporate taxes was 6.2 percent during fiscal year 2017 as corporate net income tax collections decreased 3.2 percent and financial institutions tax decreased 2.3 percent. Personal income taxes were $158.4 million above fiscal year 2016 actual collection and the year-over-year growth in personal income tax receipts was 1.3 percent. Personal income tax collections attributable to withholding increased by 2.4 percent or $223.5 million during fiscal year 2017 and tax collections from the non-withholding portion of the personal income tax decreased 2.1 percent or $65.1 million on a year-over-year basis. Sales and use taxes receipts were $210 million greater during fiscal year 2017 than during the prior fiscal year, a growth rate of 2.1 percent. Sales tax collections increased during fiscal year 2017 as non-motor vehicle sales tax collections grew 2.3 percent and motor vehicle sales tax receipts increased 1.5 percent during fiscal year 2017. Cigarette tax collections increased 38.4 percent during fiscal year 2017 and inheritance tax collections increased 1.6 percent. Realty transfer tax revenues declined 0.8 percent during fiscal year 2017.

Commonwealth General Fund appropriations for fiscal year 2017 totaled $31,941.8 million, an increase of $1,814.6 million or 6.0 percent from fiscal year 2016 levels. The ending unappropriated balance was a deficit of $1,539.3 million for fiscal year 2017.

MOTOR LICENSE FUND PERFORMANCE

The Constitution requires all proceeds of motor fuels taxes, vehicle registration fees, license taxes, operators’ license fees and other excise taxes imposed on products used in motor transportation to be used exclusively for construction, reconstruction, maintenance and repair of and safety on highways and bridges and for debt service on obligations incurred for these purposes. The Motor License Fund is the fund through which most such revenues are accounted for and expended. Portions of certain taxes whose receipts are deposited into the Motor License Fund are legislatively restricted to specific transportation programs. These receipts are accounted for in restricted accounts in the Motor License Fund and are not included in the budgetary basis presentations or discussions on the Motor License Fund. The Motor License Fund budgetary basis includes only unrestricted revenue available for annual appropriation for highway and bridge purposes. In contrast, the GAAP basis presentations include all the restricted account revenues and expenditures.

Financial Results for Fiscal Years 2012-2016

GAAP Basis. The fund balance at June 30, 2016, of the Motor License Fund was $884.7 million, a $103.8 million or 10.5 percent decrease from the June 30, 2015 fund balance. Over the five fiscal years 2012 through 2016, revenues and other sources averaged an annual 6.1 percent increase. Expenditures and other uses during the same period averaged a 5.0 percent annual increase.

Overall, total revenues and other sources increased by $536.2 million during the fiscal year ended June 30, 2016, a 9.1 percent increase from the prior fiscal year. Tax revenues increased $250.3 million during fiscal year 2016 primarily due to Act 89. The increase in the liquid fuels tax rate began in the second half of the fiscal year ended June 30, 2015 (January 2015) to the rate of 50.5 cents per gallon for gasoline and 64.2 cents per gallon for diesel fuel. Rates prior to the increase were 40.7 cents per gallon for gasoline and 51 cents per gallon for diesel fuel. Intergovernmental revenues increased $99 million due to a $20 million increase in federal funding from the Appalachian Development Grant. The Appalachian Development Grant offers federal funds for the improvement of local and state highways in the southwestern portion of the Commonwealth. The Federal Department of Transportation also increased the use of toll credits for state match contributions by $10 million enabling the Commonwealth to receive additional federal revenue. The balance of the increase is due to federal funding for new major highway construction projects, such as the Interstate 95 Corridor Project, which were undertaken in the current fiscal year.

Total expenditures and other uses increased by $505.7 million during the fiscal year ended June 30, 2016; representing an 8.4 percent increase from the prior fiscal year. The Capital Outlay expenditure increase of $414.5 million is primarily attributed to a $298 million increase in infrastructure project expenditures. The $193 million in net other financing sources (uses) is largely attributable to the transfer of bond proceeds from the Capital Facilities Fund to the Motor License Fund. Act 89 authorized the issuance of $500 million in long-term 20-year bonds to accelerate highways and bridge projects and address the backlog of bridge and roadway needs in the Commonwealth. The Protection for Persons and Property expenditures increased $85 million primarily due to an increase in salary and benefit costs for Pennsylvania State Police troopers patrolling Commonwealth roadways.

Fiscal Year 2015 Financial Results

Budgetary Basis. Commonwealth revenues to the Motor License Fund totaled $2,611.5 million, an increase of $164.7 million or 6.7 percent over fiscal year 2014 revenues. Receipts from liquid fuels taxes increased by 20.7 percent while license and fee revenue increased by 6.4 percent from the previous year. Other revenue receipts decreased by 62.0 percent over the previous fiscal year. Fiscal year 2015 Motor License Fund appropriations and executive authorizations totaled $2,609.2 million, an increase of 4.6 percent from fiscal year 2014. The Motor License Fund concluded fiscal year 2015 with an unappropriated surplus of $130.3 million, a net increase of 24.4 percent.

Fiscal Year 2016 Financial Results

Budgetary Basis. Commonwealth revenues to the Motor License Fund totaled $2,657.5 million, an increase of $46.0 million or 1.8 percent over fiscal year 2015 revenues. Receipts from liquid fuels taxes increased by 6.2 percent while license and fee revenue increased by 1.2 percent from the previous year. Other revenue receipts decreased by 63.7 percent over the previous fiscal year. Fiscal year 2016 Motor License Fund appropriations and executive authorizations totaled $2,766.9 million, an increase of 6.0 percent from fiscal year 2015. The Motor License Fund concluded fiscal year 2016 with an unappropriated surplus of $40.1 million, a net decrease of 69.3 percent.

Fiscal Year 2017 Financial Results

Budgetary Basis. Commonwealth revenues to the Motor License Fund totaled $2,758.5 million, an increase of $101 million or 3.8 percent over fiscal year 2016 revenues. Receipts from liquid fuels taxes increased by 4.4 percent while license and fee revenue increased by 3.9 percent from the previous year. Other revenue receipts decreased by 29.0 percent over the previous fiscal year. Fiscal year 2017 Motor License Fund appropriations and executive authorizations totaled $2,762.1 million, a decrease of 0.2 percent from fiscal year 2016. The Motor License Fund concluded fiscal year 2017 with an unappropriated surplus of $73.1 million, a net increase of 82.4 percent.

STATE LOTTERY FUND FINANCIAL RESULTS

The Commonwealth operates a statewide lottery program that consists of various lottery games using computer sales terminals located throughout the state, and instant games using preprinted tickets. The net proceeds of all lottery game sales, less sales commissions and directly paid prizes, are deposited into the State Lottery Fund.

State Lottery Fund receipts support programs to assist elderly and handicapped individuals, primarily through property tax and rent rebate assistance and a pharmaceutical assistance program to recipients who meet specified income limits, and the provision of free mass transit rides during off-peak hours. Certain administrative costs and the payment to the General Fund of the personal income tax due on lottery prizes, which taxes and costs were previously paid from the State Lottery Fund, are now paid by the General Fund, beginning in fiscal year 2000.

Financial Results for Fiscal Years 2012-2016

GAAP Basis. During the fiscal year ended June 30, 2016, the net year over year increase in total revenues and other sources was $215.7 million. Cost of sales and services decreased $62.6 million. Additionally, customer demand for higher payouts on instant tickets led to an increase in the purchase of higher price point tickets. Increased purchases of higher price point instant tickets increased the overall payout on instant prizes. Implemented in fiscal year 2013, a change in the methodology for calculating the unpaid prize liability resulted in an improved account of expired instant tickets no longer subject to prize payout, thus reducing the liability. The previous prize liability computed using the prior methodology at June 30, 2013 became subject to a reduction to grant and subsidy expenses accrued and reported at June 30, 2014.

Fiscal Year 2015 Financial Results

Budgetary Basis. Fiscal year 2015 net revenues from lottery sources, including instant ticket sales and the State’s participation in the multi-state Powerball game, decreased by 2.4 percent. Total funds available, including prior year lapses and net revenues received by the Lottery Fund during fiscal year 2015, were $1,723.2 million, while total appropriations, net of current year lapses, were $1,939.4 million. Additionally, fiscal year 2015 expenditures included a transfer of approximately $309.1 million in long-term care costs from the Commonwealth’s General Fund to the State Lottery Fund. The fiscal year-end unappropriated balance and reserve was $14.8 million, a decrease of 92.7 percent.

Fiscal Year 2016 Financial Results

Budgetary Basis. Fiscal year 2016 net revenues from lottery sources, including instant ticket sales and the State’s participation in the multi-state Powerball game, increased by 10.5 percent. Total funds available, including prior year lapses and net revenues received by the Lottery Fund during fiscal year 2016, were $1,903.7, including a temporary $50 million General Fund loan to the Lottery Fund to address cash flow requirements that has since been repaid. Total appropriations, net of current year lapses, were $1,915 million. Additionally, fiscal year 2016 expenditures included a transfer of approximately $184.1 million in long-term care costs from the Commonwealth’s General Fund to the State Lottery Fund. The fiscal year-end unappropriated balance and reserve was $26.9 million, an increase of 81.8 percent.

Fiscal Year 2017 Financial Results

Budgetary Basis. Fiscal year 2017 net revenues from lottery sources, including instant ticket sales and the State’s participation in the multi-state Powerball game, decreased by 10.2 percent. Total funds available, including prior year lapses and net revenues received by the Lottery Fund during fiscal year 2017, were $1,709.2. Total appropriations, net of current year lapses, were $1,852.5 million. Additionally, fiscal year 2017 expenditures included a transfer of approximately $184.1 million in long-term care costs from the Commonwealth’s General Fund to the State Lottery Fund. The fiscal year-end unappropriated balance and reserve had a deficit of $18.2 million, a decrease of 168.3 percent.

LITIGATION

The Commonwealth’s Office of Attorney General and Office of General Counsel have reviewed the status of pending litigation against the Commonwealth, its officers and employees, and have provided the following brief descriptions of certain cases affecting the Commonwealth.

In 1978, the General Assembly approved a limited waiver of sovereign immunity with respect to lawsuits against the Commonwealth. This cap does not apply to tax appeals, such as Nextel Communications as detailed below. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The

Supreme Court of Pennsylvania has held that this limitation is constitutional. Approximately 850 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund. The Commonwealth also represents and indemnifies employees who have been sued under Federal civil rights statutes for actions taken in good faith in carrying out their employment responsibilities. There are no caps on damages in civil rights actions. The Commonwealth’s self-insurance program covers damages in these cases up to $250,000 per incident. Damages in excess of $250,000 are paid from departmental and agency operating and program appropriations.

Brouillette, et al. v. Wolf, et al., No. 410 MD 2017 (Pa. Cmwlth. Ct.).

In this matter, Plaintiffs challenge the Commonwealth’s fiscal year 2017-18 budget. Petitioners claim that the fiscal year 2017-18 budget violates numerous provisions of the Pennsylvania Constitution. Among other things, Petitioners request (1) a declaration that Governor Wolf violated the balanced budget provision and ask that he be required to reduce or freeze spending and that the Budget Secretary be enjoined from allocating accounting amounts beyond available revenues; (2) that the General Assembly be required to use the revenue estimate of the Independent Fiscal Office; and (3) that the Governor, Treasurer, and Auditor General be enjoined from authorizing any line of credit or borrowing to enable the continued deficit spending. This matter was filed on September 19, 2017, and the Executive Office defendants were, as of November 8, 2017, anticipated to respond to the complaint.

The Petitioners filed an Amended Petition for Review on November 7, 2017. The Amended Petition tries to add the “Commonwealth of Pennsylvania” as a respondent and continues the suit against Governor Wolf and others named in the Original Petition, but no longer includes Secretary Albright as a respondent. The Petitioners seek a declaration that: (1) Governor Wolf, Treasurer Torsella and/or Auditor General DePasquale violated the PA Constitution and applicable statutes by authorizing lines of credit (and other borrowing) to fund the FY 2016-2017 deficit and (2) the General Appropriation Bill for FY 2017-2018 violated the PA Constitution by appropriating funds in excess of anticipated revenues.

Pennsylvania Department of Education v. Secretary, United States Department of Education (3rd Cir).

On March 10, 2016, the United States Court of Appeals for the Third Circuit affirmed the Findings of the Secretary of the United States Department of Education (“USDE”), which found that the Pennsylvania Department of Education (“PDE”) is liable to USDE in the amount of $7,186,222. PDE’s alleged liability stems from the USDE’s audit of the School District of Philadelphia (“SDP”) for fiscal year 2005-2006, which identified $138.8 million in adverse findings resulting from inadequate controls over federal expenditures. Of this total, $7.2 million remains at issue.

PDE appealed the USDE’s audit findings to the USDE office of administrative law judge (“ALJ”), asserting (1) that the statute of limitations barred USDE from seeking $5.3 million in contract and personnel costs that were obligated more than five years before the issuance of the Program Determination Letter; and (2) that the doctrine of equitable offset permitted SDP to offset the remaining liability with proven costs related to other activities that would have been eligible costs under the federal programs during the audit year, but which were paid for with non-federal funds.

The ALJ issued a decision sustaining the total remaining liability of $7,186,222 against PDE. PDE appealed this Decision to the U.S. Secretary of Education (“Secretary”) on March 31, 2014. On December 29, 2014, the Secretary affirmed that PDE remained liable for $7,186,222 and concluded that the underlying violations as described by the OIG’s Audit Report and the March 2011 PDL did not warrant an equitable remedy, noting that PDE had “failed to produce any evidence” in support of the disallowed expenditures. equitable remedy based on the underlying circumstances was within the trier of fact’s discretion and was consistent with dicta from prior cases. Therefore, the Secretary denied equitable offset without consideration of PDE’s evidence of available offsetting costs or substantial corrective actions.

PDE subsequently appealed to the United States Court of Appeals for the Third Circuit, which denied PDE’s petition for review and affirmed the Secretary’s Decision, thus affirming that PDE remains liable to USDE in the amount of $7,186,222. PDE filed a Petition for Certiorari with the United States Supreme Court. The Petition was denied on October 3, 2016.

United States of America v. Com. of Pa., Civil Action (U.S.D.C., M.D. Pa.)

On July 29, 2014, the U.S. Department of Justice (“DOJ”) filed a complaint alleging disparate impact discrimination against the Pennsylvania State Police (“PSP”), based on the female cadet hiring rates. This was based on an investigation undertaken by the DOJ from 2009—2014, and occurred after several months of mediation with DOJ on a possible settlement. DOJ attributes the alleged discrimination to the failure rate of female cadets on the Physical Readiness Test, or “PRT”. In addition to injunctive relief regarding the administration of the test, DOJ seeks back pay with interest for women who failed the PRT, offers of employment, retroactive seniority and other monetary and non-monetary benefits to women who suffered loses or will suffer losses in the future based on the alleged discriminatory practices. Enjoining the administration of the current PRT will require the development of a new test. Costs associated with an adverse result are difficult to assess but could range in the tens of millions depending upon the scope of any order issued by the Court and the number of women who may have to be compensated for lost salary, seniority and other benefits.

The trial court denied PSP’s Motion for Summary Judgment, and granted plaintiff’s Motion for Partial Summary Judgment. As of November 8, 2017, a bench trial before the District Court Judge was scheduled to begin on December 11, 2017.

Nextel Communications of the Mid-Atlantic, Inc. v. Commonwealth of Pennsylvania (Pennsylvania Supreme Court).

On September 16, 2015, the Commonwealth Court of Pennsylvania held that the Pennsylvania net operating loss deduction (“NOL Deduction”), as-applied to the facts of Nextel, violated the Uniformity Clause of the Pennsylvania Constitution, a decision that could negatively affect the Commonwealth’s tax revenues.

The sole issue in the case was whether the NOL Deduction violated the Uniformity Clause. The Uniformity Clause provides: “All taxes shall be uniform, upon the same class of subjects, within the territorial limits of the authority levying the tax . . .”

Pennsylvania law allows corporate taxpayers to deduct losses incurred in prior tax years to reduce the taxable income in subsequent years, and this deduction is referred as the NOL Deduction. The NOL Deduction is, however, limited. For example, in the tax year at issue in Nextel, the amount of the NOL Deduction was limited to the greater of: (i) 12.5% of the taxpayer’s taxable income or (ii) $3 million.

The Court held that the NOL Deduction creates different classes of taxpayers based solely upon the amount of their income. The Court reasoned that the NOL Deduction favored “small taxpayers” (those with $3 million or less in taxable income) over “large taxpayers” (those with taxable income in excess of $3 million). The Court stated the only factor that distinguishes between these two classes of taxpayers is the amount of taxable income. Taxpayers with $3 million or less in taxable income could offset up to 100% of their taxable income through the NOL Deduction, because the statute allows a greater of 12.5% of taxable income or $3 million deduction. Taxpayers with more than $3 million in taxable income in the tax year at issue (2007), however, could not offset up to 100% of their taxable income. In fact, the Court noted the higher the taxable income of the taxpayer, the lower the percentage of taxable income the taxpayer could offset through the NOL Deduction.

The NOL Deduction for the tax year at issue allows some taxpayers to reduce their taxable income to $0 and, as a result, pay no tax. The same provision also prevents other taxpayers from reducing their taxable income to $0 and, as a result, causes these affected taxpayers to pay at least some CNI tax.

The Court held that a classification based solely on income amount cannot withstand scrutiny under the Uniformity Clause. Although the Uniformity Clause does not require absolute equality and perfect uniformity in taxation, the legislature cannot treat similarly-situated taxpayers differently, unless the classification is based upon some legitimate distinction between the classes that provides a non-arbitrary and “reasonable and just” basis for the difference in treatment. In this case, the court found that the classification was based upon “[a] pretended classification, that is based solely on a difference in quantity of precisely the same kind of property, is necessarily unjust, arbitrary, and illegal.” Thus, in this case distinguishing between taxpayers based upon their taxable income is impermissible.

The Court rejected the Commonwealth’s claim that the General Assembly had sound budgetary reasons for imposing the NOL Deduction limitations and that justification should satisfy the differences created by the NOL Deduction. Accordingly, the Court held $3 million fixed dollar cap, as-applied to this taxpayer, violated the Uniformity Clause.

The Court declined to delete the entire NOL Deduction and thus disallow all NOL Deductions (both for this taxpayer and all other taxpayers for this year (2007) and all years thereafter). Instead, the Court stated the violation caused by the NOL Deduction can be remedied in one of two ways:

•	require other corporate taxpayers whose NOL Deductions were not limited to pay more tax for the tax year at issue; or,

•	require this taxpayer whose NOL Deduction was limited to pay less tax than other taxpayers for the tax year at issue because it could not use all its NOL Deduction.

Given these two choices, the Court stated the only practical solution was to require the taxpayer in this case to pay less. Thus, the Court essentially allowed the taxpayer to apply all of its NOL Deductions in the tax year at issue. Thus, after applying the taxpayer’s entire NOL, it has no tax liability and is entitled to a refund of the approximately $4 million it had previously paid.

The potential ramifications of Nextel to the Commonwealth are unclear. The majority opinion attempts to limit the Court’s decision stating the “analysis and remedy is appropriately confined to the Commonwealth, Nextel, and the 2007 Tax Year. To the extent our decision in this as-applied challenge calls into question the validity of the [NOL Deduction] provision in any other or even every other context, the General Assembly should be guided accordingly.” Numerous other taxpayers have filed appeals raising this same issue. Given the present status of the litigation, the Commonwealth’s possible exposure ranges from approximately $4 million to an amount that could exceed $500 million.

The Commonwealth has appealed the decision to the Pennsylvania Supreme Court. The Supreme Court issued a decision on October 18, 2017 holding that the net operating loss carryover was unconstitutional as written because of its inclusion of the $3 million flat deduction. But the Supreme Court reversed Commonwealth Court’s order directing the Department of Revenue to issue a refund to Nextel. The Supreme Court severed the $3 million flat deduction from the net operating loss carryover, limiting Nextel to the deduction it had claimed, consisting of 12.5% of taxable income. The effect of this decision is anticipated by the Commonwealth to be the realization of additional tax revenues collected from small corporations who previously benefited from the $3 million flat deduction because it was greater than a deduction of 12.5% of taxable income. By now being limited to the percentage deduction, these small corporations will have lower net loss carryover deductions, and as a result will, in the Commonwealth’s opinion, likely pay more tax.

Muscarella v. Commonwealth of PA (Commonwealth Court).

This is a class action challenging the Department of Revenue’s application of the Senior Citizen’s Property Tax and Rent Rebate Assistance Act. The department interpreted the law to require a person to live into the next calendar year to be eligible for any rebate from the prior year. Liability against the department was previously established. A tentative settlement in the amount of $20,000,000 was reached, and a fairness hearing on the proposed settlement was held on June 13, 2016. Following the fairness hearing, the Commonwealth Court entered an order confirming the $20,000,000 transfer from the Lottery Fund be made. As of December 7, 2016, claims were permitted to be submitted until February 2017. A portion of the $20,000,000 had been set aside for attorneys’ fees. The $20 million that had been set was removed from the Lottery Fund and placed in escrow with plaintiff’s counsel. The claims period has closed, and class counsel is processing the claims. The Commonwealth received back a payment of $8,000,000 but, as of November 8, 2017, claims were still being processed.

Kingdom Vapor & Smoke 4 Less v. Department of Revenue (Pennsylvania Commonwealth Court).

This case seeks declaratory relief as to whether a certain tax must be paid on certain items sold in the E-Cigarette industry or invalidation of the tax if it is applied to all items. As of November 7, 2017, the matter was pending in Commonwealth Court and the Petition for Review has been filed along with an Answer and New Matter. If Petitioners are successful, the case could result in lost revenues (and refunds) that approach $20,000,000.

East Coast Vapor, LLC v. Department of Revenue (Pennsylvania Commonwealth Court).

This case seeks declaratory relief as to whether a certain tax must be paid on certain items sold in the E-Cigarette Industry or invalidation of the tax if it is applied to all items. The matter is pending in Commonwealth Court and, if Petitioners are successful, the case could result in lost revenues (and refunds) that approach $20,000,000. As of November 7, 2017, a Petition for Review had been filed along with an Answer and New Matter.

Munchinski v. Warman, et al (U.S.D.C., W.D. Pa.).

This is a case alleging due process violations by a now-deceased Pennsylvania State Police (PSP) officer. It arises from the alleged failure to disclose exculpatory evidence in a 1986 murder trial and at a Post-Conviction Relief Act proceeding. The former inmate was released after spending 20-plus years in state prison. Discovery ended in June 2016, and dispositive motions were filed October 26, 2016. The Commonwealth’s estimated exposure exceeds $2,000,000.

Walker v. Department of Corrections, et al (U.S.D.C., W.D. Pa.).

This is a deliberate indifference claim against Department of Corrections nurses who allegedly failed to properly stabilize the neck of an inmate who had fallen from his bunk and who had suffered an apparent neck injury. The plaintiff is now a quadriplegic. Fact discovery is closed. As of December 7, 2016, expert discovery was in process. The Commonwealth’s estimated exposure exceeds $5,000,000.

Williams, et al v. Richards, et al (U.S.D.C., W.D. Pa.).

This is a collective opt-in action under the Fair Labor Standards Act for wage violations and record keeping violations brought by Pennsylvania Department of Transportation (PennDOT) employees against officials at PennDOT for allegedly failing to pay compensation and/or overtime for time spent driving PennDOT equipment to and from work sites. The Commonwealth’s estimated exposure is between $1,600,000 and $4,000,000. The case was filed in April of 2016 and remained in active discovery as of November 8, 2017. The outcome of the case could change PennDOT’s practices regarding paying for such efforts in the future, which could result in additional on-going operating expenses exceeding $4,000,000.

William Penn Sch. Dist. v. Commonwealth, (Pa. Commw. Ct.)

The Petitioners (including School Districts, parents, and other interested parties) filed a Petition for Review in the Nature of an Action for Declaratory and Injunctive Relief in Commonwealth Court against, inter alia, The Department of Education, The Governor, and members of the General Assembly, seeking to mandate that the Respondents provide adequate funding that would result in equal opportunity for children throughout the Commonwealth to obtain an adequate education. Petitioners ask the Court to enter permanent injunctions compelling the Respondents to establish, fund, and maintain a thorough and efficient system of public education that provides all students in Pennsylvania with an equal opportunity to obtain an adequate education. This matter was previously dismissed by the Commonwealth Court, which found that it presented a nonjusticiable political question. Petitioners filed an appeal with the Pennsylvania Supreme Court, which reversed the Commonwealth Court and ordered the Commonwealth Court to address Petitioners’ claims. The Executive Branch would not be solely responsible for funding and relief, and Petitioners had not, as of November 7, 2017, articulated an amount that they would consider to be adequate funding. Previous studies, however, indicate that Petitioners may seek education investments that totaling up to $4,000,000,000.

Knight v. PSP (U.S.D.C., W.D. Pa.).

This case involves the fatal shooting of a 50-year-old man by Pennsylvania State Police troopers. Discovery closed November 30, 2016. Given the nature of the litigation, the Commonwealth’s estimated exposure could exceed $1,000,000.

Barkus v. PSP (U.S.D.C., W.D. Pa.).

This case involves the fatal shooting of a 25-year-old man by Pennsylvania State Police troopers. As of December 7, 2016, fact discovery was scheduled to close on that day, and expert discovery was scheduled to close on March 10, 2017. As of December 7, 2016, a settlement conference was set for March 17, 2017. Given the nature of the litigation, the Commonwealth’s estimated exposure could exceed $1,000,000.

Sonny O v. Dallas (U.S.D.C., M.D. Pa.).

This was a class action alleging that the Department of Human Services failed to adequately provide appropriate therapy to autistic children under the age of 21. The court approved a settlement agreement to resolve this matter after holding a fairness hearing in June 2016. The settlement agreement required the Department to pay $170,000 in attorneys’ fees and to implement agreed upon programmatic changes. The programmatic changes were, as of November 7, 2017, being implemented by the Department.

Kedra v. Schroeter (U.S.D.C., E.D. Pa.).

In this case, the defendant (a Pennsylvania State Police officer) was conducting firearms training for the Pennsylvania State Police. During this training, he unintentionally discharged his weapon and the plaintiff (a 26-year-old trooper) was killed. The Court granted the Commonwealth’s motion to dismiss, and the plaintiff appealed to the Court of Appeals for the Third Circuit. Oral arguments were scheduled for December 5, 2016. The Commonwealth’s estimated exposure is between $2,000,000 and $3,000,000.

DeGroat v. Commonwealth of PA (M.D. Pa.).

This is a case alleging excessive force and state tort claims against the Commonwealth, Pennsylvania State Police, and individuals stemming from a fatal shooting. The deceased was only 23 years old at the time of his death. Local law enforcement officials were also sued. As of December 7, 2016, an Amended Complaint was filed. The Commonwealth is defending the case vigorously. In light of the fact that this is a case involving a fatality and the age of the deceased, the exposure could be $1 million or more.

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ADDITIONAL CONSIDERATIONS

Pennsylvania municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from Pennsylvania state personal income taxes. Accordingly, the funds’ investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX E

PROXY VOTING POLICIES AND PROCEDURES

Legg Mason Partners Fund Advisor, LLC

Proxy Voting Policy

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates to each sub-adviser the responsibility for voting proxies for its funds, as applicable, to each sub-adviser through its contracts with each sub-adviser. Each sub-adviser may use its own proxy voting policies and procedures to vote proxies of the funds if the funds’ Board reviews and approves the use of those policies and procedures. Accordingly, LMPFA does not expect to have proxy-voting responsibility for any of the funds.

Should LMPFA become responsible for voting proxies for any reason, such as the inability of a sub-adviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent sub-adviser to vote proxies until a new sub-adviser is retained and the use of its proxy voting policies and procedures is authorized by the Board. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and any fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations.

LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from each sub-adviser and providing them to the funds as required for the funds to comply with applicable rules under the Investment Company Act of 1940. LMPFA shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of each sub-adviser, including the actual proxy voting policies and procedures of each sub-adviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.

Questions regarding this policy should be referred to the Legal and Compliance Department of Legg Mason, Inc.

Western Asset Management Company, LLC

Proxy Voting Policies and Procedures

Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team. Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board- approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board- approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers—i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

PART C

OTHER INFORMATION

Item 28.	Exhibits

(a) (1) The Registrant’s Declaration of Trust dated as of October 2, 2006 as amended and restated as of August 18, 2011 (the “Declaration of Trust”) is incorporated herein by reference to Post-Effective Amendment No. 175 to the Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission (the “SEC”) on August 22, 2011 (“Post-Effective Amendment No. 175”).

(2) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Registrant and Amended and Restated Designation of Classes, in each case effective as of March 31, 2018 and incorporated into the Declaration of Trust, are incorporated herein by reference to Post-Effective Amendment No. 340 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 23, 2018.

(b) The Registrant’s By-Laws as amended and restated as of August 18, 2011 is incorporated herein by reference to Post-Effective Amendment No. 175.

(c) Instruments defining rights of security holders of series of the Registrant are contained in the Registrant’s Declaration of Trust and Bylaws, each as amended to date, which are incorporated herein by reference to Exhibits (a) and (b) of this Item 28.

(d) (1) Management Agreement between the Registrant, on behalf of Western Asset Adjustable Rate Income Fund (formerly, Legg Mason Western Asset Adjustable Rate Income Fund), and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) dated April 13, 2007, as amended effective August 1, 2012, is incorporated herein by reference to Post-Effective Amendment No. 240 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 19, 2013 (“Post-Effective Amendment No. 240”).

(2) Management Agreement between the Registrant, on behalf of Western Asset California Municipals Fund (formerly, Legg Mason Western Asset California Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 27, 2007 (“Post-Effective Amendment No. 85”).

(3) Management Agreement between the Registrant, on behalf of Western Asset Income Fund (formerly, Western Asset Global Strategic Income Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(4) Management Agreement between the Registrant, on behalf of Western Asset Global High Yield Bond Fund (formerly, Legg Mason Western Asset Global High Yield Bond Fund), and LMPFA dated April 13, 2007, as amended effective August 1, 2012, is incorporated herein by reference to Post-Effective Amendment No. 240.

(5) Management Agreement between the Registrant, on behalf of Western Asset Mortgage Backed Securities Fund (formerly, Legg Mason Western Asset Mortgage Backed Securities Fund), and LMPFA dated April 13, 2007, as amended effective August 1, 2012, is incorporated herein by reference to Post-Effective Amendment No. 240.

(6) Management Agreement between the Registrant, on behalf of Western Asset Short Duration High Income Fund (formerly, Western Asset High Income Fund and before that, Legg Mason Western Asset High Income Fund), and LMPFA dated April 13, 2007, as amended effective May 1, 2013, is incorporated herein by reference to Post-Effective Amendment No. 240.

(7) Management Agreement between the Registrant, on behalf of Western Asset Intermediate Maturity California Municipals Fund (formerly, Legg Mason Western Asset Intermediate Maturity California Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(8) Management Agreement between the Registrant, on behalf of Western Asset Intermediate Maturity New York Municipals Fund (formerly, Legg Mason Western Asset Intermediate Maturity New York Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(9) Management Agreement between the Registrant, on behalf of Western Asset Intermediate-Term Municipals Fund (formerly, Legg Mason Western Asset Intermediate-Term Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(10) Management Agreement between the Registrant, on behalf of Western Asset Corporate Bond Fund (formerly, Legg Mason Western Asset Corporate Bond Fund), and LMPFA dated April 13, 2007, as amended effective December 1, 2017, is incorporated herein by reference to Post-Effective Amendment No. 338 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on March 22, 2018 (“Post-Effective Amendment No. 338”).

(11) Management Agreement between the Registrant, on behalf of Western Asset Managed Municipals Fund (formerly, Legg Mason Western Asset Managed Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 133 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 26, 2009.

(12) Management Agreement between the Registrant, on behalf of Western Asset Massachusetts Municipals Fund (formerly, Legg Mason Western Asset Massachusetts Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(13) Management Agreement between the Registrant, on behalf of Western Asset Municipal High Income Fund (formerly, Legg Mason Western Asset Municipal High Income Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(14) Management Agreement between the Registrant, on behalf of Western Asset New Jersey Municipals Fund (formerly, Legg Mason Western Asset New Jersey Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(15) Management Agreement between the Registrant, on behalf of Western Asset New York Municipals Fund (formerly, Legg Mason Western Asset New York Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(16) Management Agreement between the Registrant, on behalf of Western Asset Oregon Municipals Fund (formerly, Legg Mason Western Asset Oregon Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(17) Management Agreement between the Registrant, on behalf of Western Asset Pennsylvania Municipals Fund (formerly, Legg Mason Western Asset Pennsylvania Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(18) Management Agreement between the Registrant, on behalf of Western Asset Short Duration Municipal Income Fund (formerly, Legg Mason Western Asset Short Duration Municipal Income Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(19) Management Agreement between the Registrant, on behalf of Western Asset Short-Term Bond Fund (formerly, Legg Mason Western Asset Short-Term Bond Fund), and LMPFA dated April 13, 2007, as amended December 1, 2017, is incorporated herein by reference to Post-Effective Amendment No. 338.

(20) Management Agreement between the Registrant, on behalf of Western Asset Emerging Markets Debt Fund (formerly, Western Asset Emerging Markets Debt Portfolio), and LMPFA dated April 13, 2007, as amended effective December 1, 2017, is incorporated herein by reference to Post-Effective Amendment No. 338.

(21) Management Agreement between the Registrant, on behalf of Western Asset Short Term Yield Fund, and LMPFA dated June 1, 2011, is incorporated herein by reference to Post-Effective Amendment No. 169 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 14, 2011 (“Post-Effective Amendment No. 169”).

(22) Subadvisory Agreement between LMPFA and Western Asset Management Company, LLC (“WAM”), with respect to Legg Mason Western Asset Adjustable Rate Income Fund (formerly, Legg Mason Partners Adjustable Rate Income Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(23) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset California Municipals Fund (formerly, Legg Mason Western Asset California Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(24) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Income Fund (formerly, Western Asset Global Strategic Income Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(25) Subadvisory Agreement between WAM and Western Asset Management Company Limited (“WAMCL”), with respect to Western Asset Income Fund (formerly, Western Asset Global Strategic Income Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(26) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Global High Yield Bond Fund (formerly, Legg Mason Western Asset Global High Yield Bond Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(27) Subadvisory Agreement between WAM and WAMCL, with respect to Western Asset Global High Yield Bond Fund (formerly, Legg Mason Western Asset Global High Yield Bond Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(28) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Mortgage Backed Securities Fund (formerly, Legg Mason Western Asset Mortgage Backed Securities Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(29) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Short Duration High Income Fund (formerly, Western Asset High Income Fund and before that, Legg Mason Western Asset High Income Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(30) Subadvisory Agreement between WAM and WAMCL, with respect to Western Asset Short Duration High Income Fund (formerly, Western Asset High Income Fund and before that, Legg Mason Western Asset High Income Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(31) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Intermediate Maturity California Municipals Fund (formerly, Legg Mason Western Asset Intermediate Maturity California Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(32) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Intermediate Maturity New York Municipals Fund (formerly, Legg Mason Western Asset Intermediate Maturity New York Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(33) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Intermediate-Term Municipals Fund (formerly, Legg Mason Western Asset Intermediate-Term Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(34) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Corporate Bond Fund (formerly, Legg Mason Western Asset Corporate Bond Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(35) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Managed Municipals Fund (formerly, Legg Mason Western Asset Managed Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(36) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Massachusetts Municipals Fund (formerly, Legg Mason Western Asset Massachusetts Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(37) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Municipal High Income Fund (formerly, Legg Mason Western Asset Municipal High Income Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(38) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset New Jersey Municipals Fund (formerly, to Legg Mason Western Asset New Jersey Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(39) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset New York Municipals Fund (formerly, Legg Mason Western Asset New York Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(40) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Oregon Municipals Fund (formerly, Legg Mason Western Asset Oregon Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(41) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Pennsylvania Municipals Fund (formerly, Legg Mason Western Asset Pennsylvania Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(42) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Short Duration Municipal Income Fund (formerly, Legg Mason Western Asset Short Duration Municipal Income Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(43) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Short-Term Bond Fund (formerly, Legg Mason Western Asset Short-Term Bond Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(44) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Emerging Markets Debt Fund (formerly, Western Asset Emerging Markets Debt Portfolio) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(45) Subadvisory Agreement between WAM and WAMCL, with respect to Western Asset Emerging Markets Debt Fund (formerly, Western Asset Emerging Markets Debt Portfolio) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(46) Subadvisory Agreement between WAM and Western Asset Management Company Ltd., a corporation organized under the laws of Japan (“Western Japan”), with respect to Western Asset Income Fund (formerly, Western Asset Global Strategic Income Fund) dated November 3, 2008, is incorporated herein by reference to Post-Effective Amendment No. 118 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 19, 2008 (“Post-Effective Amendment No. 118”).

(47) Subadvisory Agreement between WAM and Western Asset Management Company Pte. Ltd. (“Western Singapore”), with respect to Western Asset Income Fund (formerly, Western Asset Global Strategic Income Fund) dated November 3, 2008, is incorporated herein by reference to Post-Effective Amendment No. 118.

(48) Subadvisory Agreement between WAM and Western Singapore, with respect to Western Asset Global High Yield Bond Fund (formerly, Legg Mason Western Asset Global High Yield Bond Fund) dated November 3, 2008, is incorporated herein by reference to Post-Effective Amendment No. 118.

(49) Subadvisory Agreement between WAM and Western Singapore, with respect to Western Asset Emerging Markets Debt Fund (formerly, Western Asset Emerging Markets Debt Portfolio) dated November 3, 2008, is incorporated herein by reference to Post-Effective Amendment No. 118.

(50) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Short Term Yield Fund dated June 1, 2011, is incorporated herein by reference to Post-Effective Amendment No. 169.

(51) Letter Amendment to Management Agreement between the Registrant, on behalf of Western Asset Corporate Bond Fund (formerly, Legg Mason Western Asset Corporate Bond Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 137 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 29, 2009.

(52) Subadvisory Agreement between WAM and WAMCL with respect to Western Asset Short-Term Bond Fund, dated November 6, 2012 is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 20, 2012 (“Post-Effective Amendment No. 207”).

(e) (1) Distribution Agreement between the Registrant and Legg Mason Investor Services, LLC (“LMIS”), on behalf of Western Asset Adjustable Rate Income Fund, Western Asset California Municipals Fund, Legg Mason Western Asset Core Bond Fund, Legg Mason Western Asset Core Plus Bond Fund, Western Asset Corporate Bond Fund, Western Asset Global High Yield Bond Fund, Legg Mason Western Asset Global Inflation Management Fund, Western Asset Mortgage Backed Securities Fund, Western Asset Short Duration High Income Fund (formerly Western Asset High Income Fund), Western Asset Intermediate Maturity California Municipals Fund, Western Asset Intermediate Maturity New York Municipals Fund, Western Asset Intermediate-Term Municipals Fund,

Western Asset Managed Municipals Fund, Western Asset Massachusetts Municipals Fund, Western Asset Municipal High Income Fund, Western Asset New Jersey Municipals Fund, Western Asset New York Municipals Fund, Western Asset Oregon Municipals Fund, Western Asset Pennsylvania Municipals Fund, Western Asset Short Duration Municipal Income Fund, Western Asset Short-Term Bond Fund, Western Asset Income Fund (formerly, Western Asset Global Strategic Income Fund), Western Asset Emerging Markets Debt Fund and Western Asset Short Term Yield Fund dated June 1, 2011, as amended November 5, 2012 is incorporated herein by reference to Post-Effective Amendment No. 212 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 22, 2013.

(2) Form of Letter Agreement amending the Distribution Agreement between the Registrant, on behalf of Western Asset Ultra Short Obligations Fund, and LMIS is incorporated herein by reference to Post-Effective Amendment No. 272 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on September 26, 2014 (“Post-Effective Amendment No. 272”).

(f) (1) Amended and Restated Trustee Retirement Plan relating to certain funds dated as of January 1, 2005 (the “General Retirement Plan”), is incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on January 8, 2007 (“Post-Effective Amendment No. 78”).

(2) Legg Mason Investment Series (formerly, Smith Barney Investment Series) Amended and Restated Trustees Retirement Plan dated as of January 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 78.

(3) Amendment to the General Retirement Plan and the Legg Mason Partners Investment Series Amended and Restated Trustees Retirement Plan dated as of July 10, 2006 is incorporated herein by reference to Post-Effective Amendment No. 78.

(4) Amended and Restated Emeritus Retirement Plan relating to certain funds established effective as of January 1, 2007 is incorporated herein by reference to Post-Effective Amendment No. 78.

(5) Emeritus Retirement Plan relating to certain funds established effective as of January 1, 2007 is incorporated herein by reference to Post-Effective Amendment No. 78.

(g) (1) Custodian Services Agreement with State Street Bank and Trust Company (“State Street”) dated October 5, 2012 is incorporated herein by reference to Post-Effective Amendment No. 207.

(2) Fund Accounting Services Agreement with State Street dated as of October 5, 2012 is incorporated herein by reference to Post-Effective Amendment No. 207.

(3) Custodian Services Agreement with The Bank of New York Mellon dated as of January 1, 2018 is incorporated herein by reference to Post-Effective Amendment No. 338.

(4) Fund Accounting Services Agreement with The Bank of New York Mellon dated as of January 1, 2018 is incorporated herein by reference to Post-Effective Amendment No. 338.

(h) (1) Form of License Agreement between the Registrant and Legg Mason Properties, Inc. is incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 30, 2006.

(2) Transfer Agency and Services Agreement with BNY Mellon Investment Servicing (US) Inc. (“BNYM”) dated as of December 19, 2013 is incorporated herein by reference to Post-Effective Amendment No. 271 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on September 22, 2014 (“Post-Effective Amendment No. 271”).

(3) Schedule A to Transfer Agency and Services Agreement with BNYM is incorporated herein by reference to Post-Effective Amendment No. 275 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 19, 2014 (“Post-Effective Amendment No. 275”).

(4) Co-Transfer Agency and Services Agreement with Boston Financial Data Services Inc. (“BFDS”) dated as of September 1, 2014 is incorporated herein by reference to Post-Effective Amendment No. 271.

(5) Schedule A to Co-Transfer Agency and Services Agreement with BFDS is incorporated herein by reference to Post-Effective Amendment No. 275.

(6) Board Resolutions regarding Expense Limitation Arrangements are incorporated herein by reference to Post-Effective Amendment No. 334 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 21, 2017.

(7) Amendment No. 1 to Transfer Agency and Services Agreement with BNYM is incorporated herein by reference to Post-Effective Amendment No. 281 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 19, 2015 (“Post-Effective Amendment No. 281”).

(i) (1) Opinion and Consent of Venable LLP as to the legality of the securities being registered is incorporated herein by reference to the Registrant’s Registration Statement on Form N-14 as filed with the SEC on June 1, 2007.

(2) Opinion and Consent of Venable LLP regarding the legality of Class R shares of Legg Mason Western Asset Global Inflation Management Fund (formerly, Legg Mason Partners Global Inflation Management Fund) and Class FI shares of Western Asset Short Duration Municipal Income Fund (formerly, Legg Mason Western Asset Short Duration Municipal Income Fund), is incorporated herein by reference to Post-Effective Amendment No. 97 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 14, 2008.

(3) Opinion and Consent of Venable LLP regarding the legality of Class FI shares of each of Western Asset Intermediate Maturity California Municipals Fund (formerly, Legg Mason Western Asset Intermediate Maturity California Municipals Fund), Western Asset Intermediate Maturity New York Municipals Fund (formerly, Legg Mason Western Asset Intermediate Maturity New York Municipals Fund) and Western Asset Massachusetts Municipals Fund (formerly, Legg Mason Western Asset Massachusetts Municipals Fund), is incorporated herein by reference to Post-Effective Amendment No. 99 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on March 14, 2008.

(4) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Western Asset Mortgage Backed Securities Fund (formerly, Legg Mason Western Asset Mortgage Backed Securities Fund) and Western Asset Corporate Bond Fund (formerly, Legg Mason Western Asset Corporate Bond Fund); and Class R Shares of Western Asset Global High Yield Bond Fund (formerly, Legg Mason Western Asset Global High Yield Bond Fund), Western Asset Mortgage Backed Securities Fund (formerly, Legg Mason Western Asset Mortgage Backed Securities Fund), Western Asset Corporate Bond Fund (formerly, Legg Mason Western Asset Corporate Bond Fund) and Western Asset Short-Term Bond Fund (formerly, Legg Mason Western Asset Short-Term Bond Fund), is incorporated herein by reference to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 24, 2008.

(5) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Western Asset Managed Municipals Fund (formerly, Legg Mason Western Asset Managed Municipals Fund), Western Asset California Municipals Fund (formerly, Legg Mason Western Asset California Municipals Fund) and Western Asset Emerging Markets Debt Fund (formerly, Western Asset Emerging Markets Debt Portfolio) is incorporated herein by reference to Post-Effective Amendment No. 108 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 11, 2008.

(6) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Western Asset Intermediate-Term Municipals Fund (formerly, Legg Mason Western Asset Intermediate-Term Municipals Fund), Western Asset New Jersey Municipals Fund (formerly, Legg Mason Western Asset New Jersey Municipals Fund), Western Asset New York Municipals Fund (formerly, Legg Mason Western Asset New York Municipals Fund) and Western Asset Pennsylvania Municipals Fund (formerly, Legg Mason Western Asset Pennsylvania Municipals Fund) is incorporated herein by reference to Post-Effective Amendment No. 111 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 11, 2008.

(7) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Western Asset Oregon Municipals Fund (formerly, Legg Mason Western Asset Oregon Municipals Fund) is incorporated herein by reference to Post-Effective Amendment No. 114 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on August 6, 2008.

(8) Opinion and Consent of Venable LLP as to the legality of Class FI and Class R shares of Western Asset Adjustable Rate Income Fund (formerly, Legg Mason Western Asset Adjustable Rate Income Fund) is incorporated herein by reference to Post-Effective Amendment No. 116 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on September 12, 2008 (“Post-Effective Amendment No. 116”).

(9) Opinion and Consent of Venable LLP as to the legality of Class FI and Class R shares of Western Asset Income Fund (formerly, Western Asset Global Strategic Income Fund), Class FI shares of Western Asset Municipal High Income Fund (formerly, Legg Mason Western Asset Municipal High Income Fund) and Class R shares of Western Asset High Income Fund (formerly, Legg Mason Western Asset High Income Fund) is incorporated herein by reference to Post-Effective Amendment No. 119 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 25, 2008 (“Post-Effective Amendment No. 119”).

(10) Opinion and Consent of Bingham McCutchen LLP regarding the reorganization of High Yield Bond Fund into Legg Mason Partners High Income Fund is incorporated herein by reference to Post-Effective Amendment No. 119.

(11) Opinion and Consent of Venable LLP as to the legality of Class A, Class C and Class IS shares of Western Asset Emerging Markets Debt Fund (formerly, Western Asset Emerging Markets Debt Portfolio) is incorporated herein by reference to Post-Effective Amendment No. 123 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on January 30, 2009.

(12) Opinion and Consent of Venable LLP as to the legality of Class P shares of Western Asset Corporate Bond Fund (formerly, Legg Mason Western Asset Corporate Bond Fund) is incorporated herein by reference to Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 30, 2009.

(13) Opinion and Consent of Venable LLP as to the legality of Class R1 shares of Western Asset Adjustable Rate Income Fund (formerly, Legg Mason Western Asset Adjustable Rate Income Fund) is incorporated herein by reference to Post-Effective Amendment No. 135 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 24, 2009.

(14) Opinion and Consent of Venable LLP as to the legality of Class R1 shares of Legg Mason Western Asset Core Bond Fund, Legg Mason Western Asset Core Plus Bond Fund, Western Asset High Income Fund and Western Asset Income Fund (formerly, Western Asset Global Strategic Income Fund) is incorporated herein by reference to Post-Effective Amendment No. 141 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 23, 2009.

(15) Opinion and Consent of Venable LLP as to the legality of Class R1 shares of Legg Mason Western Asset Global Inflation Management Fund is incorporated herein by reference to Post-Effective Amendment No. 148 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 22, 2010.

(16) Opinion and Consent of Venable LLP as to the legality of Class R1 shares of Western Asset Corporate Bond Fund, Western Asset Global High Yield Bond Fund, Western Asset Short-Term Bond Fund and Western Asset Mortgage Backed Securities Fund is incorporated herein by reference to Post-Effective Amendment No. 153 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 27, 2010.

(17) Opinion and Consent of Venable LLP as to the legality of Class FI, Class I and Class IS shares of Western Asset Short Term Yield Fund, is incorporated herein by reference to Post-Effective Amendment No. 169.

(18) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Western Asset Global High Yield Bond Fund and Western Asset Short-Term Bond Fund, Class IS shares of Western Asset Adjustable Rate Income Fund, Western Asset Corporate Bond Fund, Western Asset Global High Yield Bond Fund, Western Asset Mortgage Backed Securities Fund, Western Asset Short-Term Bond Fund and Western Asset Income Fund (formerly, Western Asset Global Strategic Income Fund), and Class R and Class R1 shares of Western Asset Emerging Markets Debt Fund, is incorporated herein by reference to Post-Effective Amendment No. 197 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 30, 2012.

(19) Opinion and Consent of Venable LLP as to the legality of Class A2 shares of Western Asset Emerging Markets Debt Fund, is incorporated herein by reference to Post-Effective Amendment No. 228 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on August 29, 2013.

(20) Opinion and Consent of Venable LLP as to the legality of Class IS shares of Western Asset Short Duration High Income Fund is incorporated herein by reference to Post-Effective Amendment No. 240.

(21) Opinion and Consent of Venable LLP as to the legality of Class FI, Class I and Class IS shares of Western Asset Ultra Short Obligations Fund is incorporated herein by reference to Post-Effective Amendment No. 272.

(22) Opinion and Consent of Venable LLP as to the legality of Class A2 shares of Western Asset Short Duration Municipal Income Fund is incorporated herein by reference to Post-Effective Amendment No. 281.

(23) Opinion and Consent of Venable LLP as to the legality of Class IS shares of Western Asset Intermediate-Term Municipals Fund and Western Asset Managed Municipals is incorporated herein by reference to Post-Effective Amendment No. 319 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 22, 2017.

(24) Opinion and Consent of Venable LLP as to the legality of Class IS shares of Western Asset California Municipals Fund is incorporated herein by reference to Post-Effective Amendment No. 326 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 20, 2017.

(25) Opinion and Consent of Venable LLP as to the legality of Class IS shares of Western Asset New Jersey Municipals Fund, Western Asset New York Municipals Fund and Western Asset Pennsylvania Municipals Fund is incorporated herein by reference to Post-Effective Amendment No. 328 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 20, 2017.

(26) Opinion and Consent of Venable LLP as to the legality of Class IS shares of Western Asset Oregon Municipals Fund, Western Asset Intermediate Maturity California Municipals Fund, Western Asset Intermediate Maturity New York Municipals Fund, Western Asset Massachusetts Municipals Fund and Western Asset Short Duration Municipal Income Fund is incorporated herein by reference to Post-Effective Amendment No. 330 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on August 22, 2017.

(j) Consents of Independent Registered Public Accounting Firms are filed herewith.

(k) Not Applicable.

(l) Not Applicable.

(m) Shareholder Services and Distribution Plan pursuant to Rule 12b-1 of the Registrant, on behalf of Western Asset Adjustable Rate Income Fund, Western Asset California Municipals Fund, Western Asset Corporate Bond Fund, Western Asset Global High Yield Bond Fund, Western Asset Mortgaged Backed Securities Fund, Western Asset Short Duration High Income Fund, Western Asset Intermediate Maturity California Municipals Fund, Western Asset Intermediate Maturity New York Municipals Fund, Western Asset Intermediate-Term Municipals Fund, Western Asset Managed Municipals Fund, Western Asset Massachusetts Municipals Fund, Western Asset Municipal High Income Fund, Western Asset New Jersey Municipals Fund, Western Asset New York Municipals Fund, Western Asset Oregon Municipals Fund, Western Asset Pennsylvania Municipals Fund, Western Asset Short Duration Municipal Income Fund, Western Asset Short-Term Bond Fund, Western Asset Income Fund (formerly Western Asset Global Strategic Income Fund), Western Asset Emerging Markets Debt Fund, Western Asset Short Term Yield Fund and Western Asset Ultra Short Obligations Fund, dated February 8, 2007, as amended as of November 8, 2016, is incorporated herein by reference to Post-Effective Amendment No. 314 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 17, 2016.

(n) Rule 18f-3(d) Multiple Class Plan of the Registrant dated February 6, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(o) (1) Power of Attorney dated February 7, 2018 is incorporated herein by reference to Post-Effective Amendment No. 338.

(2) Power of Attorney dated February 27, 2018 is incorporated herein by reference to Post-Effective Amendment No. 338.

(p) (1) Code of Ethics of Legg Mason & Co., LLC dated as of March 10, 2011 (adopted by LMPFA and LMIS) is incorporated herein by reference to Post-Effective Amendment No. 175.

(2) Code of Ethics of WAM, WAMCL, Western Singapore and certain supervised affiliates dated November 1, 2013 is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 14, 2014.

(3) Code of Ethics of Western Japan is incorporated herein by reference to Post-Effective Amendment No. 116.

(4) Code of Ethics of the Independent Trustees of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 304 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 22, 2016.

Item 29.	Persons Controlled by or under Common Control with Registrant

Not Applicable.

Item 30.	Indemnification

Article IX of the Registrant’s Declaration of Trust addresses the limitation of liability and indemnification of the Registrant’s Trustees, officers and others. Section 9.2(a) of the Declaration of Trust provides that no current or former Trustee, officer, or employee of the Registrant will be subject to any personal liability whatsoever to any person, other than the Registrant or its shareholders, in connection with the affairs of the Registrant. Further, Section 9.2(b) of the Declaration of Trust provides that, subject to applicable federal law, no current or former Trustee or officer of the Registrant will be liable to the Registrant or to any shareholder for money damages except:

•	to the extent that it is proved that the person actually received an improper benefit or profit in money, property, or services, or

•	to the extent that a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

Section 9.5 of the Declaration of Trust requires that, subject to certain exceptions and limitation expressed in the Declaration of Trust, each current and former Trustee, officer, or employee of the Registrant, including persons who serve at the request of the Registrant as directors, trustees, officers, employees, agents or independent contractors of another organization in which the Registrant has an interest as a shareholder, creditor or otherwise (each, a “Covered Person”), be indemnified by the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim in which he becomes involved as a party or otherwise by virtue of his being (or having served) in such position and against amounts paid or incurred by him in settlement thereof. Section 9.5 of the Declaration of Trust further provides that no indemnification shall be provided to the extent such indemnification is prohibited by applicable federal law. The Declaration of Trust also sets forth provisions outlining presumptions that may be made relating to a person’s standard of conduct and when expenses may be advanced.

In addition to the foregoing, the Registrant has entered into an Indemnification Agreement with each of its Trustees that provides for indemnification consistent with the principles described above. These Indemnification Agreements set forth certain procedural aspects with respect to indemnification, including the advancement of expenses, and presumptions relating to the determination of whether the standard of conduct required for indemnification has been met, as well as remedies for the indemnitee in the event that, among other things, determinations as to entitlement to indemnification, advancement of expenses and indemnity payments are not made in accordance with the procedures specified therein.

The Trustees and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is prohibited as against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Under the Distribution Agreement, the Registrant agrees to indemnify LMIS, its officers, directors and employees and any person who controls LMIS within the meaning of Section 15 of the Securities Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which LMIS, its officers, directors and employees or any such controlling person may incur, under the Securities Act or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant’s Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated or necessary to make the Registration Statement not misleading, provided that in no event shall anything contained in the Distribution Agreement be construed so as to protect LMIS or such other parties against any liability to the Registrant or its shareholders to which LMIS or such other parties would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties, or by reason of reckless disregard of their obligations and duties under the Distribution Agreement.

The Registrant’s Management Agreements and Subadvisory Agreements provide that the manager or subadvisor, as applicable, assumes no responsibility under the Agreements other than to render the services called for under the Agreements in good faith. The Management Agreements and Subadvisory Agreements further provide that the manager or the subadvisor, as applicable, shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the fund, provided that nothing in the Agreements protect with the manager or the subadvisor, as applicable, against any liability to the Fund to which the manager or subadvisor, as applicable, would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreements.

Item 31.	Business and Other Connections of Investment Adviser

Adviser

Investment Adviser — Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

LMPFA was formed in 2006 under the laws of the State of Delaware as a limited liability company. LMPFA is a direct wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”). LMPFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The following table notes the officers and directors of LMPFA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years.

NAME	POSITION(S) AT LMPFA	OTHER POSITION(S) HELD	PRINCIPAL BUSINESS ADDRESS
Jane E. Trust	President and Chief Executive Officer	Managing Director, Legg Mason & Co., LLC	100 International Drive Baltimore, MD 21202

		Director, ClearBridge, LLC	100 International Drive Baltimore, MD 21202

Officer and/or Trustee/Director of 151 funds associated with LMPFA or its affiliates

Jeanne M. Kelly	Senior Vice President	Managing Director, Legg Mason & Co., LLC	100 International Drive Baltimore, MD 21202

		President and Chief Executive Officer, LM Asset Services, LLC and Legg Mason Fund Asset Management, Inc.	620 8th Avenue New York, NY 10018 (both entities)

Senior Vice President of certain mutual funds associated with Legg Mason & Co., LLC or its affiliates

Ted P. Becker	Chief Compliance Officer	Director of Global Compliance, Legg Mason, Inc.	100 International Drive Baltimore, MD 21202

		Managing Director of Compliance, Legg Mason & Co., LLC	100 International Drive Baltimore, MD 21202

Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co., LLC or its affiliates

Thomas C. Mandia	Secretary	Managing Director and Deputy General Counsel, Legg Mason & Co., LLC	100 International Drive Baltimore, MD 21202

		Secretary, LM Asset Services, LLC and Legg Mason Fund Asset Management, Inc.	620 8th Avenue New York, NY 10018 (both entities)

Assistant Secretary of certain mutual funds associated with Legg Mason & Co., LLC or its affiliates

Michael Kocur	Vice President & Assistant Secretary	Director, Legg Mason & Co., LLC	100 International Drive Baltimore, MD 21202

		Assistant Secretary, LM Asset Services, LLC	620 8th Avenue New York, NY 10018

		Vice President and Assistant Secretary, Legg Mason Fund Asset Management, Inc.	620 8th Avenue New York, NY 10018

Amy M. Olmert	Manager	None

Peter H. Nachtwey	Manager	Senior Executive Vice President and Chief Financial Officer, Legg Mason, Inc.	100 International Drive Baltimore, MD 21202

		Director and President, Legg Mason & Co., LLC	100 International Drive Baltimore, MD 21202

		Director and President, The Baltimore Company	100 International Drive Baltimore, MD 21202

		Former Director, QS Batterymarch Financial Management, Inc.	880 Third Avenue, 7th Floor New York, NY 10022

		Director and President, BMML, Inc.	100 International Drive Baltimore, MD 21202

		Former Director, Brandywine Global Investment Management, LLC	2929 Arch Street, 8th Floor Philadelphia, PA 19104

		Former Director, ClearBridge Investments, LLC	620 8th Avenue,48th Floor New York, NY 10018

Manager, Legg Mason ClearBridge Holdings, LLC	100 International Drive Baltimore, MD 21202

Director, Legg Mason Fund Asset Management, Inc.	620 8th Avenue New York, NY 10018

Director, ClearBridge, LLC	100 International Drive Baltimore, MD 21202

Director, Western Asset Management Company, LLC	385 E. Colorado Blvd. Pasadena, CA 91101

Director and President, Legg Mason Commercial Real Estate Services, Inc.	100 International Drive Baltimore, MD 21202

Former Director, QS Legg Mason Global Asset Allocation, LLC	880 Third Avenue,7th Floor New York, NY 10022

Former Director, Legg Mason Investment Counsel, LLC	100 International Drive Baltimore, MD 21202

Member and Chairman, Legg Mason Political Action Committee	100 International Drive Baltimore, MD 21202

Director, Legg Mason International Holdings, LLC	100 International Drive Baltimore, MD 21202

Director, Legg Mason Private Portfolio Group, LLC	620 8th Avenue,48th Floor New York, NY 10018

Director and President, Legg Mason Real Estate Securities Advisors, Inc.	100 International Drive Baltimore, MD 21202

Director and President, Legg Mason Realty Group, Inc.	100 International Drive Baltimore, MD 21202

Director and President, Legg Mason Realty Partners, Inc.	100 International Drive Baltimore, MD 21202

Director and President, Legg Mason Tower, Inc.	100 International Drive Baltimore, MD 21202

Director and President, LM BAM, Inc.	46 Public Square, Suite 700 Wilkes Barre, PA 18701

Director and President, LM Capital Support V, LLC	100 International Drive Baltimore, MD 21202

Director, Legg Mason Towarzystwo Funduszy Inwestycyjnych Spolka Akcyjna	Senator Building 12 Bielanska str. 00-085 Warsaw, Poland

Director, Pelican Holdings I, LLC	100 International Drive Baltimore, MD 21202

Director, Pelican Holdings II, LLC	100 International Drive Baltimore, MD 21202

Manager, Royce & Associates, LLC	745 Fifth Avenue New York, NY 10019

Director and President, Gray Seifert & Company, LLC	100 International Drive Baltimore, MD 21202

Director, LM Asset Services, LLC	620 8th Avenue New York, NY 10018

Vice President and Treasurer, Legg Mason Charitable Foundation, Inc.	100 International Drive Baltimore, MD 21202

Subadvisers

Subadviser—Western Asset Management Company, LLC (“WAM”)

Western Asset Management Company, LLC is an investment adviser registered with the SEC under the Advisers Act. The following table notes the officers and directors of WAM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years.

NAME	POSITION(S) AT WAM	OTHER POSITION(S) HELD	PRINCIPAL BUSINESS ADDRESS
James W. Hirschmann III	Director, Chief Executive Officer and President	None	385 Colorado Blvd. Pasadena. CA 91101

		Director, Western Asset Mortgage Capital Corporation	385 Colorado Blvd. Pasadena. CA 91101

John D. Kenney	Non-Employee Director	Vice President, Legg Mason, Inc.	100 International Drive Baltimore, MD 21202

		QS Investors, LLC	880 Third Avenue, 7th Floor New York, NY 10022

		Director, QS Investors Holdings, LLC	880 Third Avenue, 7th Floor New York, NY 10022

		Director, QS Batterymarch Financial Management, Inc.	880 Third Avenue, 7th Floor New York, NY 10022

		Vice President, Legg Mason Charitable Foundation, Inc.	100 International Drive Baltimore, MD 21202

		Director, ClearBridge Investments, LLC	620 Eighth Avenue, 48th Floor New York, NY 10018

		Director, Legg Mason ClearBridge Holdings LLC	100 International Drive Baltimore, MD 21202

		Director, Legg Mason Australia Holdings Pty Limited	Level 47, 120 Collins Street, Melbourne, VIC 3000, Australia

		Manager, Royce & Associates, GP, LLC	745 Fifth Avenue New York, NY 10151

		Manager, Legg Mason Royce Holdings, LLC	100 International Drive Baltimore, MD 21202

		Director, EnTrustPermal Partners	375 Park Avenue, 24th Floor

		Holdings LLC	New York, NY 10152

		Director, EnTrustPermal LLC	100 International Drive Baltimore, MD 21202

		Director, Martin Currie (Holdings) Limited	Clarendon House, 2 Church Street, Hamilton HM11, Bermuda

		Director, Martin Currie Limited	Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES, United Kingdom

		Director, RARE Infrastructure Finance Pty Limited	Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia

		Director, RARE Infrastructure International Pty Limited	Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia

		Director, RARE Infrastructure Limited	Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia

		Director, RARE Infrastructure (Europe) Pty Limited	Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia

		Director, RARE Infrastructure (North America) Pty Limited	Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia

		Director, RARE Holdings Pty Limited	Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia

		Director, Treasury RARE Holdings Pty Limited	Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia

		Manager, LM/Clarion I, LLC	100 International Drive Baltimore, MD 21202

		Manager, LM/Clarion II, LLC	100 International Drive Baltimore, MD 21202

		Director, Clarion Partners Holdings, LLC	230 Park Avenue, Floor 12 New York, NY 10169

Thomas C. Merchant	Non-Employee Director	Executive Vice President, General Counsel and Secretary, Legg Mason, Inc.	100 International Drive Baltimore, MD 21202

		Secretary, Legg Mason & Co., LLC	100 International Drive Baltimore, MD 21202

		Member and Secretary, Legg Mason Political Action Committee	100 International Drive Baltimore, MD 21202

		Secretary, The Baltimore Company	100 International Drive Baltimore, MD 21202

Secretary, BMML, Inc.	100 International Drive Baltimore, MD 21202

Secretary, Brandywine Global Investment Management, LLC	2929 Arch Street, 8th Floor Philadelphia, PA 19104

Secretary, Barrett Associates, Inc.	90 Park Avenue New York, NY 10016

Secretary, Legg Mason Charitable Foundation, Inc.	100 International Drive Baltimore, MD 21202

Secretary, Legg Mason Commercial Real Estate Services, Inc.	100 International Drive Baltimore, MD 21202

Secretary, Legg Mason International Holdings, LLC	100 International Drive Baltimore, MD 21202

Secretary, Legg Mason Realty Group, Inc.	100 International Drive Baltimore, MD 21202

Secretary, Legg Mason Realty Partners, Inc.	100 International Drive Baltimore, MD 21202

Secretary, Legg Mason Tower, Inc.	100 International Drive Baltimore, MD 21202

Secretary, Legg Mason Holdings, LLC	100 International Drive Baltimore, MD 21202

Secretary, LM Capital Support V, LLC	100 International Drive Baltimore, MD 21202

Secretary, LMOBC, Inc.	600 Vine Street, Suite 2100 Cincinnati, OH 45202

Secretary, Pelican Holdings I, LLC	100 International Drive Baltimore, MD 21202

Secretary, Pelican Holdings II, LLC	100 International Drive Baltimore, MD 21202

Secretary, Legg Mason Real Estate Securities Advisors, Inc.	100 International Drive Baltimore, MD 21202

Director, QS Batterymarch Financial Management, Inc.	880 Third Avenue, 7th Floor New York, NY 10022

Director, QS Investors, LLC	880 Third Avenue, 7th Floor New York, NY 10022

Director, QS Investors Holdings, LLC	880 Third Avenue, 7th Floor New York, NY 10022

Non-Executive Director, Western Asset Management	10 Exchange Square, 10th Floor, Primrose Street, London

		Company Limited	EC2A 2EN, United Kingdom

Jennifer W. Murphy	Director and Chief Operating Officer	Former Director, Brandywine Global Investment Management (Europe) Limited	Level 17, Heron Tower 110 Bishopgate, London EC2N 4AY, United Kingdom

		Former Director, Legg Mason International Equities Limited	201 Bishopsgate, London EC2M 3AB, United Kingdom

		Former Member, Legg Mason Political Action Committee	100 International Drive Baltimore, MD 21202

		Former Manager, Brandywine Global Investment Management, LLC	2929 Arch Street, 8th Floor Philadelphia, PA 19104

		Director and Chief Executive Officer, Western Asset Mortgage Capital Corporation	385 Colorado Blvd. Pasadena. CA 91101

Peter H. Nachtwey	Non-Employee Director	Senior Executive Vice President and Chief Financial Officer, Legg Mason, Inc.	100 International Drive Baltimore, MD 21202

		Director and President, Legg Mason & Co., LLC	100 International Drive Baltimore, MD 21202

		Director, Legg Mason Partners Fund Advisor, LLC	620 Eighth Avenue, 48th Floor New York, NY 10018

		Director and President, The Baltimore Company	100 International Drive Baltimore, MD 21202

		Former Director, QS Batterymarch Financial Management, Inc.	880 Third Avenue, 7th Floor New York, NY 10022

		Director and President, BMML, Inc.	100 International Drive Baltimore, MD 21202

		Former Director, Brandywine Global Investment Management, LLC	2929 Arch Street, 8th Floor Philadelphia, PA 19104

		Former Director, ClearBridge Investments, LLC	620 Eighth Avenue, 48th Floor New York, NY 10018

		Manager, Legg Mason ClearBridge Holdings LLC	100 International Drive Baltimore, MD 21202

		Director, Legg Mason Fund Asset Management, Inc.	620 Eighth Avenue, 48th Floor New York, NY 10018

		Manager, ClearBridge, LLC	100 International Drive Baltimore, MD 21202

		Director and President, Legg	100 International Drive

Mason Commercial Real Estate Services, Inc.	Baltimore, MD 21202

Former Director, Legg Mason Investment Counsel, LLC	100 International Drive Baltimore, MD 21202

Member and Chairman, Legg Mason Political Action Committee	100 International Drive Baltimore, MD 21202

Director, Legg Mason International Holdings, LLC	100 International Drive Baltimore, MD 21202

Director, Legg Mason Private Portfolio Group, LLC	620 Eighth Avenue, 48th Floor New York, NY 10018

Director and President, Legg Mason Real Estate Securities Advisors, Inc.	100 International Drive Baltimore, MD 21202

Director and President, Legg Mason Realty Group, Inc.	100 International Drive Baltimore, MD 21202

Director and President, Legg Mason Realty Partners, Inc.	100 International Drive Baltimore, MD 21202

Director and President, Legg Mason Tower, Inc.	100 International Drive Baltimore, MD 21202

Director and President, LM BAM, Inc.	46 Public Square, Suite 700 Wilkes Barre, PA 18701

Director and President, LM Capital Support V, LLC	100 International Drive Baltimore, MD 21202

Director, Pelican Holdings I, LLC	100 International Drive Baltimore, MD 21202

Director, Pelican Holdings II, LLC	100 International Drive Baltimore, MD 21202

Manager, Royce & Associates, GP, LLC	745 Fifth Avenue New York, NY 10151

Manager, Legg Mason Royce Holdings, LLC	100 International Drive Baltimore, MD 21202

Manager, LM/Clarion I, LLC	100 International Drive Baltimore, MD 21202

Manager, LM/Clarion II, LLC	100 International Drive Baltimore, MD 21202

Director, Clarion Partners Holdings, LLC	230 Park Avenue, Floor 12 New York, NY 10169

Director and President, Gray	100 International Drive

		Seifert & Company, LLC	Baltimore, MD 21202

		Director, LM Asset Services, LLC	620 Eighth Avenue, 48th Floor New York, NY 10018

		Vice President and Treasurer, Legg Mason Charitable Foundation, Inc.	100 International Drive Baltimore, MD 21202

Bruce D. Alberts	Chief Financial Officer	None

Marzo Bernardi	Director of Client Services and Marketing

Dennis McNamara	Director of Global Portfolio Operations	None

Charles A. Ruys de Perez	Secretary and General Counsel	Director, Western Asset Holdings (Australia) Pty Ltd	Level 48, Collins Street, GPO Box 507, Melbourne, VIC 3000, Australia

		Director, Western Asset Management Company Pty Ltd	Level 48, Collins Street, GPO Box 507, Melbourne, VIC 3000, Australia

		Director, Western Asset Management Company Ltd	5-1 Marunochi, 1-Chome Chiyoda-Ku, Tokyo 100-6536, Japan

		Director, Western Asset Management Company Pte. Ltd	1 George Street #23-01, Singapore 049145

		Director, Western Asset Management Company Limited	10 Exchange Square,10th Floor, Primrose Street, London EC2A 2EN United Kingdom

Kevin Ehrlich	Chief Compliance Officer	None

Subadviser—Western Asset Management Company Limited (“WAMCL”)

Western Asset Management Company Limited was incorporated under the laws of the United Kingdom as a corporation. WAMCL is a wholly-owned subsidiary of Legg Mason. WAMCL is registered as an investment adviser under the Advisers Act. The following table notes the officers and directors of WAMCL, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years.

NAME	POSITION AT WAMCL	OTHER POSITION(S) HELD	PRINCIPAL BUSINESS ADDRESS
Michael B. Zelouf	Director and Senior Executive Officer	Director, Western Asset Management (UK) Holdings Limited	10 Exchange Square,10th Floor, Primrose Street, London EC2A 2EN United Kingdom

Charles A. Ruys de Perez	Director and General Counsel	Director, Western Asset Holdings (Australia) Pty Ltd	Level 48, Collins Street, GPO Box 507, Melbourne, VIC

3000, Australia

		Director, Western Asset Management Company Pty Ltd	Level 48, Collins Street, GPO Box 507, Melbourne, VIC 3000, Australia

		Director, Western Asset Management Company Ltd	5-1 Marunouchi 1-Chome Chiyoda-Ku, Tokyo 100-6536, Japan

		Director, Western Asset Management Company Pte. Ltd.	1 George Street #23-01, Singapore 049145

		Secretary and General Counsel, Western Asset Management Company, LLC	385 E. Colorado Boulevard Pasadena, California, 91101

Thomas C. Merchant	Non-Executive Director	Executive Vice President, General Counsel and Secretary, Legg Mason, Inc.	100 International Drive Baltimore, MD 21202

		Secretary, Legg Mason & Co., LLC	100 International Drive Baltimore, MD 21202

		Member and Secretary, Legg Mason Political Action Committee	100 International Drive Baltimore, MD 21202

		Secretary, The Baltimore Company	100 International Drive Baltimore, MD 21202

		Secretary, BMML, Inc.	100 International Drive Baltimore, MD 21202

		Secretary, Brandywine Global Investment Management, LLC	2929 Arch Street, 8th Floor Philadelphia, PA 19104

		Secretary, Barrett Associates, Inc.	90 Park Avenue New York, NY 10016

		Secretary, Legg Mason Charitable Foundation, Inc.	100 International Drive Baltimore, MD 21202

		Secretary, Legg Mason Commercial Real Estate Services, Inc.	100 International Drive Baltimore, MD 21202

		Secretary, Legg Mason International Holdings, LLC	100 International Drive Baltimore, MD 21202

		Secretary, Legg Mason Realty Group, Inc.	100 International Drive Baltimore, MD 21202

		Secretary, Legg Mason Realty Partners, Inc.	100 International Drive Baltimore, MD 21202

		Secretary, Legg Mason Tower, Inc.	100 International Drive Baltimore, MD 21202

		Secretary, Legg Mason Holdings, LLC	100 International Drive Baltimore, MD 21202

		Secretary, LM Capital Support V, LLC	100 International Drive Baltimore, MD 21202

		Secretary, LMOBC, Inc.	600 Vine Street, Suite 2100 Cincinnati, OH 45202

		Secretary, Pelican Holdings I, LLC	100 International Drive Baltimore, MD 21202

		Secretary, Pelican Holdings II, LLC	100 International Drive Baltimore, MD 21202

		Secretary, Legg Mason Real Estate Securities Advisors, Inc.	100 International Drive Baltimore, MD 21202

		Director, QS Batterymarch Financial Management, Inc.	880 Third Avenue, 7th Floor New York, NY 10022

		Director, QS Investors Holdings, LLC	880 Third Avenue, 7th Floor New York, NY 10022

		Non-Employee Director, Western Asset Management Company, LLC	385 E. Colorado Boulevard Pasadena, California, 91101

Jelena Petrovic	Chief Compliance Officer	None

Ann Duong	Finance Officer	None

Subadviser—Western Asset Management Company Pte. Ltd. (“Western Singapore”)

Western Asset Management Company Pte. Ltd. was incorporated under the laws of Singapore as a corporation. Western Singapore is a wholly-owned subsidiary of Legg Mason. The following table notes the officers and directors of Western Singapore, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years.

NAME	POSITION(S) AT WESTERN SINGAPORE	OTHER POSITION(S) HELD	PRINCIPAL BUSINESS ADDRESS
Henry P. Hamrock	Chief Executive Officer	None

Alvin Lee Lip Sin	Executive Director and Chief Compliance Officer	None

Charles A. Ruys de Perez	Non-Executive Director	Director, Western Asset Holdings (Australia) Pty Ltd	Level 48, Collins Street, GPO Box 507, Melbourne, VIC 3000, Australia

		Director, Western Asset Management Company Pty Ltd	Level 48, Collins Street, GPO Box 507, Melbourne, VIC 3000, Australia

		Director, Western Asset Management Company Ltd.	5-1 Marunochi 1-Chome Chiyoda-Ku, Tokyo 100-6536, Japan

		Director, Western Asset Management Company Limited	10 Exchange Square,10th Floor, Primrose Street, London EC2A 2EN United Kingdom

		Secretary and General Counsel, Western Asset Management Company, LLC	385 E. Colorado Boulevard Pasadena, California, 91101

Laura A. Boydston	Non-Executive Director	Director, Western Asset Holdings (Australia) Pty Ltd	Level 48, Collins Street, GPO Box 507, Melbourne, VIC 3000, Australia

		Director, Western Asset Management Company Ltd.	5-1 Marunochi 1-Chome Chiyoda-Ku, Tokyo 100-6536, Japan

Shirlean Thor Hui Kwoon	Finance Manager	None

Subadviser—Western Asset Management Company Ltd (“Western Japan”)

Western Japan was incorporated under the laws of Japan as a corporation. Western Japan is a wholly-owned subsidiary of Legg Mason. The following table notes the officers and directors of Western Japan, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years.

NAME	POSITION(S) AT WESTERN JAPAN	OTHER POSITION(S) HELD	PRINCIPAL BUSINESS ADDRESS
Naoya Orime	Representative Director and Head of Tokyo Operations	None

Charles A. Ruys de Perez	Director	Director, Western Asset Holdings (Australia) Pty Ltd	Level 48, Collins Street, GPO Box 507, Melbourne, VIC 3000, Australia

		Director, Western Asset Management Company Pty Ltd	Level 48, Collins Street, GPO Box 507, Melbourne, VIC 3000, Australia

		Director, Western Asset Management Company Limited	10 Exchange Square,10th Floor, Primrose Street, London EC2A 2EN United Kingdom

		Director, Western Asset Management Company Pte. Ltd.	1 George Street #23-01, Singapore 049145

		Secretary, General Counsel and Head of Legal & Compliance, Western Asset Management Company, LLC	385 E. Colorado Boulevard, Pasadena, California, 91101

Takashi Komatsu	Director, Head of Legal and Compliance and Chief Compliance Officer	None

Laura A. Boydston	Non-Executive Director	Director, Western Asset Holdings (Australia) Pty Ltd	Level 48, 120 Collins Street, Melbourne Victoria 3000 Australia

		Director, Western Asset Management Company Pte. Ltd.	1 George Street #23-02, Singapore 049145

Yasuaki Sudo	Finance Officer	None

Maki Yoshida	Operation Officer	None

Item 32.	Principal Underwriters

(a) Legg Mason Investor Services, LLC (“LMIS”), the distributor of the Registrant, is also a distributor of funds that are series of the following registrants: Legg Mason Partners Income Trust, Legg Mason Partners Variable Income Trust, Legg Mason Partners Equity Trust, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Money Market Trust, Legg Mason Partners Premium Money Market Trust, Legg Mason Partners Institutional Trust, Legg Mason Global Asset Management Trust, Legg Mason Investment Trust, Western Asset Funds, Inc. and Legg Mason ETF Equity Trust.

LMIS is the placement agent for funds that are series of Master Portfolio Trust.

(b) The information required by this Item 32 with respect to each director and officer of LMIS is listed below:

NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITION AND OFFICES WITH UNDERWRITER – LMIS	POSITIONS AND OFFICES WITH REGISTRANT
Frances Cashman	Manager and Co Managing Director	None

Jeffrey Masom	Manager and Co Managing Director	None

Dionne Spencer	Chief Financial Officer, Treasurer and Financial Reporting Officer	None

Kenneth Cieprisz 620 Eighth Avenue, 49th Floor New York, NY 10018	Vice President and Chief Compliance Officer	None

Vicki Schmelzer	Secretary	None

Susan Kerr 620 Eighth Avenue, 49th Floor New York, NY 10018	Anti-Money Laundering Compliance Officer	None

*	All Addresses are 100 International Drive, Baltimore, MD 21202, unless otherwise indicated.

(c) Not applicable.

Item 33.	Location of Accounts and Records

With respect to the Registrant:

(1) Legg Mason Partners Income Trust

620 Eighth Avenue, 49th Floor

New York, NY 10018

With respect to the Registrant’s Investment Manager:

(2) c/o Legg Mason Partners Fund Advisor, LLC

620 Eighth Avenue

New York, NY 10018

With respect to the Registrant’s Subadvisers:

(3) c/o Western Asset Management Company, LLC, Western Asset Management Company Limited, Western Singapore and Western Japan

620 Eighth Avenue

New York, NY 10018

With respect to the Registrant’s Custodian:

(4) State Street Bank & Trust Company

One Lincoln Street

Boston, MA 02111

(5) The Bank of New York Mellon

225 Liberty Street

New York, NY 10286

With respect to the Registrant’s Transfer Agents:

(6) The Bank of New York Mellon

301 Bellevue Parkway

Wilmington, DE 19809

(7) Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

With respect to the Registrant’s Distributor:

(8) Legg Mason Investor Services, LLC

100 International Drive

Baltimore, MD 21202

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant, LEGG MASON PARTNERS INCOME TRUST, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore, State of Maryland on this 27th day of July, 2018.

LEGG MASON PARTNERS INCOME TRUST, on behalf of its series:

Western Asset Intermediate-Term Municipals Fund

Western Asset New Jersey Municipals Fund

Western Asset New York Municipals Fund

Western Asset Pennsylvania Municipals Fund

By:	/s/ Jane Trust
Jane Trust
President and Chief Executive Officer

WITNESS our hands on the date set forth below.

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on July 27, 2018.

Signature	Title

/s/ Jane Trust	President, Chief Executive Officer and Trustee
Jane Trust

/s/ Richard F. Sennett	Principal Financial Officer
Richard F. Sennett

/s/ Elliott J. Berv*	Trustee
Elliott J. Berv

/s/ Jane F. Dasher*	Trustee
Jane F. Dasher

/s/ Mark T. Finn*	Trustee
Mark T. Finn

/s/ Stephen R. Gross*	Trustee
Stephen R. Gross

/s/ Richard E. Hanson, Jr.*	Trustee
Richard E. Hanson, Jr.

/s/ Susan M. Heilbron*	Trustee
Susan M. Heilbron

/s/ Susan B. Kerley*	Trustee
Susan B. Kerley

/s/ R. Richardson Pettit*		Trustee
R. Richardson Pettit

*By:	/s/ Jane Trust
Jane Trust

*	Attorney-in-Fact, pursuant to Power of Attorney.

EXHIBIT INDEX

(j)	Consents of Independent Registered Public Accounting Firms